ISG FUNDS

                                   PROSPECTUS             MAY 1, 1999

                                   ISG EQUITY FUNDS

                                   International Equity Fund
                                   o    Small-Cap Opportunity Fund
                                   o    Mid-Cap Fund
                                   o    Capital Growth Fund
                                   o    Large-Cap Equity Fund
                                   o    Equity Income Fund

                                   ISG FIXED INCOME FUNDS

                                   o    Income Fund
                                   o    Government Income Fund
                                   o    Limited Term Income Fund
                                   o    Limited Term U.S. Government
                                        Fund

                                   ISG TAX-EXEMPT FIXED INCOME FUNDS

                                   o    Tennessee Tax-Exempt Fund
                                   o    Municipal Income Fund
                                   o    Limited Term Tennessee
                                        Tax-Exempt Fund

                                   ISG MONEY MARKET FUNDS

                                   o    Prime Money Market Fund
                                   o    Government Money Market Fund
                                   o    Treasury Money Market Fund
                                   o    Tax-Exempt Money Market Fund

                                   ISG STRATEGIC PORTFOLIOS
MANAGED BY
FIRST AMERICAN NATIONAL BANK       o    Aggressive Growth Portfolio
                                   o    Growth Portfolio
Questions?                         o    Growth & Income Portfolio
Call 1-800-852-0045                o    Moderate Growth & Income Portfolio
or your investment representative. o    Current Income Portfolio


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE FUND SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                               TABLE OF CONTENTS
CAREFULLY REVIEW THIS
IMPORTANT SECTION TO LEARN         DESCRIPTION OF THE FUNDS - OBJECTIVES,
ABOUT EACH FUND'S GOAL,            RISK/RETURN AND EXPENSES
MAIN INVESTMENT STRATEGIES
AND RISKS, PAST                    OVERVIEW
PERFORMANCE, AND FEES.

                                   ISG EQUITY FUNDS



                                   ISG FIXED INCOME FUNDS

                                   ISG TAX-EXEMPT FIXED INCOME FUNDS

                                   ISG MONEY MARKET FUNDS

                                   ISG STRATEGIC PORTFOLIOS

REVIEW THIS SECTION FOR            ADDITIONAL INVESTMENT STRATEGIES AND RISKS
ADDITIONAL INFORMATION ON
INVESTMENT STRATEGIES AND          EQUITY FUNDS
RISKS.                             FIXED INCOME FUNDS
                                   TAX-EXEMPT FIXED INCOME FUNDS
                                   MONEY MARKET FUNDS
                                   STRATEGIC PORTFOLIOS
                                   APPLICABLE TO ALL FUNDS


REVIEW THIS SECTION FOR            FUND MANAGEMENT
DETAILS ON THE PEOPLE AND
ORGANIZATIONS WHO OVERSEE          INVESTMENT ADVISERS
THE FUNDS.                         PRIMARY PORTFOLIO MANAGERS
                                   ADMINISTRATOR AND DISTRIBUTOR

REVIEW THIS SECTION FOR            SHAREHOLDER INFORMATION
DETAILS ON HOW SHARES ARE
VALUED, HOW TO PURCHASE,           ALTERNATIVE PURCHASE METHODS
SELL AND EXCHANGE SHARES,          PRICING OF FUND SHARES
RELATED CHARGES AND                PURCHASING AND ADDING TO YOUR SHARES
PAYMENTS OF DIVIDENDS AND          SELLING YOUR SHARES
DISTRIBUTIONS.                     GENERAL POLICIES ON SELLING SHARES
                                   DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                                   EXCHANGING YOUR SHARES
                                   DIVIDENDS, DISTRIBUTIONS AND TAXES


REVIEW THIS SECTION FOR            FINANCIAL HIGHLIGHTS
RECENT FINANCIAL
INFORMATION.                       EQUITY FUNDS
                                   FIXED INCOME FUNDS
                                   TAX-EXEMPT FIXED INCOME FUNDS
                                   MONEY MARKET FUNDS
WHERE TO LEARN MORE                BACK COVER
ABOUT THE FUNDS

OVERVIEW
--------------------------------------------------------------------------------
THE FUNDS                     ISG Funds consist of twenty-two separate Funds,
                              each with its own investment strategy and risk/return profile. The differences in strategy among the Funds determine the types of securities in which each Fund invests and can be expected to affect the degree of risk each Fund is subject to and its yield or return. The Funds are actively managed and, thus, are subject to manager risk, which is the possibility that poor securities selection will cause the Funds to underperform other funds with similar investment objectives.
                              Because you could lose money by investing in a Fund, be sure to read all risk disclosure carefully before investing.

                              You should be aware that ISG Funds:

                              o    Are not bank deposits
                              o Are not guaranteed, endorsed or insured by any bank, financial institution or government entity such as the Federal Deposit Insurance Corporation
                              o Are not guaranteed to achieve their stated goals

                              INFORMATION ON EACH FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMI-ANNUAL REPORT (SEE BACK COVER).

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND EXPENSES

                              EQUITY FUNDS--These Funds seek capital
                                        appreciation and invest primarily in
                                        equity securities, principally common
                                        stocks and, to a limited extent,
                                        preferred stocks and convertible
                                        securities.

WHO MAY WANT TO               Consider investing in these Funds if you are:
INVEST?

                              !  seeking a long-term goal such as retirement
                              ! looking to add a growth component to your portfolio
                              ! willing to accept the risks of investing in the stock markets

                              These Funds may not be appropriate if you are:


                              !  pursuing a short-term goal or investing
                                 emergency reserves
                              ! uncomfortable with an investment that will fluctuate in value

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND EXPENSES

INTERNATIONAL EQUITY FUND
TICKER SYMBOLS:
CLASS A - N/A
CLASS B - N/A
CLASS I - IIEIX

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with capital
                              appreciation.

PRINCIPAL INVESTMENT          The Fund invests primarily in equity securities of
STRATEGIES                    large non-U.S. companies (i.e., incorporated or
                              organized outside the United States).

                              In choosing stocks for the Fund, the Fund's
                              Sub-Adviser, Lazard Asset Management, looks for established companies in economically developed countries that it believes are undervalued based on their return on total capital or equity. The Sub-Adviser attempts to identify undervalued securities through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and the potential to improve profitability.

                              The Sub-Adviser focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach).


                              The percentage of the Fund's assets invested in particular geographic sectors may shift from time to time in accordance with the judgment of the Adviser and Sub-Adviser. Ordinarily, the Fund invests in at least three different foreign countries. Although the Fund invests primarily in the stocks of companies located in developed foreign countries, it may invest up to 25% of its total assets in typically large companies located, or doing significant business in emerging markets. In addition, the Fund may have substantial investments in American and Global Depositary Receipts.


PRINCIPAL INVESTMENT          The Fund's performance will be influenced by
RISKS                         political, social and economic factors affecting
                              companies in foreign countries. The securities of foreign issuers fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Foreign securities include special risks such as exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and legal standards. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Fund's holdings or an overall decline in the stock markets of the foreign countries in which the Fund is invested.


                              Emerging market countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. As a result, their markets are more volatile.


                              Value stocks involve the risk that they may never reach what the Sub-Adviser believes is their full market value. They also may decline in price, even though in theory they are already underpriced.

                              The Fund is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single company or industry.


PERFORMANCE BAR CHART AND TABLE
The bar chart and table on            YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
this page provide some                  FOR CLASS A SHARES
indication of the risks of
investing in the International                        9.47%
Equity Fund by showing how             ----------------------------------------
the Fund has performed.                               1998
The bar chart shows the
performance of the Fund's
Class A shares for its first full      The bar chart above does not reflect any
calendar year of operations.           applicable sales charges which would
The table below compares the           reduce returns.
performance of Class A
shares over time to that               -----------------------------------------
of the Morgan Stanley                  Best quarter:    Q4   1998   +18.79%
Capital International                  Worst quarter:   Q3   1998   -19.33%
Europe, Australia, Far
East ("EAFE") Index, a
widely recognized,
unmanaged index of foreign
securities representing major
non-U.S. stock markets. Both
the bar chart and the table
assume the reinvestment of
dividends and distributions.
Class B and Class I shares
had not been offered for a
full calendar year. Of course,
past performance does not
indicate how the Fund will
perform in the future.


                          AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)
                                   Inception          Past           Past 5             Past 10            Since
                                    Date              Year           Years              Years              Inception
Class A
(with sales charge imposed)        8/15/97            4.31%          N/A                N/A                0.83%
EAFE INDEX                         7/31/97           20.33%          N/A                N/A                5.62%

FEES AND EXPENSES

If you purchase and hold shares of       Shareholder
the International Equity Fund, you       Transaction
will pay certain fees and expenses,      Fees (fees
which are described in the tables.       paid by you        CLASS        CLASS        CLASS
Shareholder transaction fees are         directly)          A SHARES     B SHARES     I SHARES
paid from your account. Annual
Fund operating expenses are paid
out of Fund assets, and are              -------------------------------------------------------
reflected in the share price.
                                         Maximum sales
                                         charge (load)
                                         on purchases
                                         AS A % OF
                                         OFFERING PRICE    4.75%1        None         None

                                         Maximum deferred
                                         sales charge
                                         (CDSC)            None2         4.00%3       None
                                         AS A % OF LOWER
                                         OF PURCHASE OR
                                         SALE PRICE

                                         Annual Fund
                                         Operating
                                         Expenses          CLASS         CLASS        CLASS
                                         (fees paid        A SHARES      B SHARES     I SHARES
                                         from Fund
                                         assets)

                                         Management Fee    1.00%         1.00%        1.00%
                                         ---------------------------------------------------------
                                         Distribution
                                         (12b-1) Fee        .25%          .75%        None
                                         ---------------------------------------------------------
                                         Other Expenses     .88%          .98%         .88%
                                         ---------------------------------------------------------
                                         Total Annual
                                         Fund Operating
                                         Expenses4         2.13%         2.73%        1.88%
                                         ---------------------------------------------------------

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

4 Other expenses for Class B and Class I are based on estimated amounts for the current fiscal year. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements that are or were in effect.
     Total expenses after fee waivers and expense reimbursements for each class were: Class A, 1.81%; Class B, 2.41%; and Class I , 1.61%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

EXPENSE EXAMPLE

Use the example at right to        INTERNATIONAL EQUITY       1       3          5           10
help you compare the cost of       FUND                     YEAR     YEARS     YEARS       YEARS
investing in the Fund with
the cost of investing in           CLASS A SHARES           $681     $1,110    $1,565      $2,820
other mutual funds. It             --------------------------------------------------------------
illustrates the amount of          CLASS B SHARES
fees and expenses you would        Assuming Redemption      $676     $1,147    $1,645      $2,846
pay, assuming the following:
                                   Assuming no Redemption   $276     $  847    $1,445      $2,846
o $10,000 investment               --------------------------------------------------------------
o 5% annual return                 CLASS I SHARES           $191     $  591    $1,016      $2,201
o no changes in the Fund's         --------------------------------------------------------------
  operating expenses
o reinvestment of all dividends
  and distributions

Because actual returns and
operating expenses will be
different, this example is
for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

SMALL-CAP OPPORTUNITY FUND
TICKER SYMBOLS:
CLASS A - ISOAX
CLASS B - ISOBX
CLASS I - ISOIX

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with capital
                              appreciation.

PRINCIPAL INVESTMENT          The Fund invests primarily in equity securities of
STRATEGIES                    U.S. companies with market capitalizations of less
                              than $1.5 billion.


                              In choosing stocks for the Fund, the Fund's
                              Sub-Adviser, Womack Asset Management, seeks investment opportunities in smaller, well-managed U.S. companies whose shares are undervalued relative to the companies' growth potential. The Sub-Adviser employs a growth-oriented approach which involves fundamental analysis of the company's published financial statements with technical analysis (which relies on price and volume movements of the company's stock) to discern potential and risk.


                              The Sub-Adviser focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach). The Sub-Adviser considers, among other factors:

                              o  projected earnings growth
                              o  relative price strength
                              0  business fundamentals

PRINCIPAL INVESTMENT          Stocks and other equity securities fluctuate in
RISKS                         price, often based on factors unrelated to the
                              issuers' value, and such fluctuations can be pronounced. The value of your investment in the Fund will fluctuate in response to movements in the stock market and the activities of individual portfolio companies. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in share prices of the Fund's holdings or an overall decline in the stock market.

                              The Fund invests in small-cap companies which carry additional risks. Smaller companies typically have more limited product lines, markets and financial resources, and have less predictable earnings than larger companies and their securities trade less frequently and in more limited volume than those of larger, more established companies. As a result, small-cap stocks and thus the Fund's shares may fluctuate significantly more in value than larger-cap stocks and funds that focus on them.

                              Over time, growth companies are expected to increase their earnings at an above-average rate. If these expectations are not met, the stock price can fall drastically--even if earnings show an absolute increase.

PERFORMANCE BAR CHART AND TABLE


The bar chart and table on       YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
this page provide some                          CLASS A SHARES
indication of the risks
of investing un the Small-Cap    20.26%   -6.61%  59.13%  24.96%  31.80%  -7.21%  28.48%  24.98%  24.41%  -7.20%
Opportunity Fund by showing      -------------------------------------------------------------------------------
how the Fund has performed.      1989      '90     '91     '92     '93     '94     '95     '96     '97     '98
The bar chart shows
how the performance of
the Fund's Class A shares        The bar chart above does not reflect any applicable sales charges which
has varied from year to year.    would reduce returns.
The table below compares
the performance of Class         -----------------------------------------------------------
A shares over time to that       Best quarter:        Q4   1992      +26.42%
of the Russell 2000 Index,       Worst quarter:       Q3   1998      -23.80%
a widely recognized,
unmanaged index of smaller
capitalization common
stocks. Both the bar chart
and the table assume the
reinvestment of dividends
and distributions. Class B
and Class I shares had not
been offered for a full
calendar year. Of course,
past performance does not
indicate how the Fund will
perform in the future.


                           AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)
                                   Inception          Past           Past 5             Past 10
                                    Date              Year           Years              Years
Class A
(with sales charge imposed)        1/1/82*            -11.60%        10.39%             17.05%

RUSSELL 2000 INDEX                                    -2.55%         11.87%             12.92%


* The Small-Cap Opportunity Fund commenced operations on 8/1/94 through a transfer of assets from collective trust fund accounts managed by the Adviser's predecessor, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes the performance of these trust accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The trust accounts were not registered with the SEC and were not subject to the investment restrictions imposed by law on registered mutual funds. If these trust accounts had been registered, their returns may have been lower.


If you purchase and hold shares of       Shareholder
the Small-Cap Opportunity Fund, you      Transaction
will pay certain fees and expenses,      Fees (fees
which are described in the tables.       paid by you        CLASS        CLASS        CLASS
Shareholder transaction fees are         directly)          A SHARES     B SHARES     I SHARES
paid from your account. Annual
Fund operating expenses are paid
out of Fund assets, and are              -------------------------------------------------------
reflected in the share price.
                                         Maximum sales
                                         charge (load)
                                         on purchases
                                         AS A % OF
                                         OFFERING PRICE    4.75%1        None         None

                                         Maximum deferred
                                         sales charge
                                         (CDSC)            None2         4.00%3       None
                                         AS A % OF LOWER
                                         OF PURCHASE OR
                                         SALE PRICE

                                         Annual Fund
                                         Operating
                                         Expenses          CLASS         CLASS        CLASS
                                         (fees paid        A SHARES      B SHARES     I SHARES
                                         from Fund
                                         assets)

                                         Management Fee    0.95%         0.95%        0.95%
                                         ---------------------------------------------------------
                                         Distribution
                                         (12b-1) Fee        .25%          .75%        None
                                         ---------------------------------------------------------
                                         Other Expenses     .46%          .56%         .46%
                                         ---------------------------------------------------------
                                         Total Annual
                                         Fund Operating
                                         Expenses4         1.66%         2.26%        1.41%
                                         ---------------------------------------------------------

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

4 Other expenses for Class B and Class I are based on estimated amounts for the current fiscal year. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements that are or were in effect.
     Total expenses after fee waivers and expense reimbursements for each class were: Class A, 1.38%; Class B, 1.36%; and Class I, 1.33%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

EXPENSE EXAMPLE

EXPENSE EXAMPLE

Use the example at right to        SMALL-CAP OPPORTUNITY      1       3          5           10
help you compare the cost of       FUND                     YEAR     YEARS     YEARS       YEARS
investing in the Fund with
the cost of investing in           CLASS A SHARES           $636     $  974    $1,334      $2,347
other mutual funds. It             --------------------------------------------------------------
illustrates the amount of          CLASS B SHARES
fees and expenses you would        Assuming Redemption      $629     $1,006    $1,410      $2,371
pay, assuming the following:
                                   Assuming no Redemption   $229     $  706    $1,210      $2,371
o $10,000 investment               --------------------------------------------------------------
o 5% annual return                 CLASS I SHARES           $144     $  446    $  771      $1,691
o no changes in the Fund's         --------------------------------------------------------------
  operating expenses
o reinvestment of all dividends
  and distributions

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND EXPENSES


MID-CAP FUND
TICKER SYMBOLS:
CLASS A - N/A
CLASS B - N/A
CLASS I - N/A

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with capital
                              appreciation.

PRINCIPAL INVESTMENT          The Fund invests primarily in equity securities of
STRATEGIES                    companies publicly traded on U.S. exchanges that
                              have market capitalizations of $500 million to $5 billion.

                              In choosing stocks for the Fund, the Fund's
                              Sub-Adviser, Bennett Lawrence Management, seeks to identify industries that are benefiting from major demand trends or themes and are therefore growing at a much faster rate than the overall economy. The Sub-Adviser then typically gathers information on the companies that are benefiting from these trends or themes. Generally, the Fund will not invest in a company unless the Sub-Adviser has met with the company's top management. The Sub-Adviser also seeks to talk to suppliers, purchasers, and competitors to reinforce its analysis and monitor the Fund's holdings. The Sub-Adviser's experience has been that when mid-sized companies are backed by major demand trends, they can create attractive gains for investors.

PRINCIPAL INVESTMENT          Stocks and other equity securities fluctuate in
 RISKS                        price, often based on factors unrelated to the
                              issuers' value, and such fluctuations can be pronounced. The value of your investment in the Fund will fluctuate in response to movements in the stock market and the activities of individual portfolio companies. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in share prices of the Fund's holdings or an overall decline in the stock market.

                              The Fund invests in mid-cap companies which carry additional risks. These companies typically have less predictable earnings than larger companies and their securities trade less frequently and in more limited volume than those of larger, more established companies. As a result, mid-cap stocks and thus the Fund's shares S may fluctuate more in value than larger-cap stocks and funds that focus on them.

                              Over time, growth companies are expected to increase their earnings at an above-average rate. If these expectations are not met, the stock price can fall drastically--even if earnings show an absolute increase.

                              Because demand trends and themes can change, the Fund's performance could suffer if the Adviser is slow to respond to such changes.

PERFORMANCE BAR CHART AND TABLE

As of the date of this prospectus, the Fund had not completed a year of operations. Accordingly, no performance information is provided.

FEES AND EXPENSES

If you purchase and hold shares of              Shareholder
the Mid-Cap Fund, you                           Transaction
will pay certain fees and expenses,             Fees (fees
which are described in the tables.              paid by you                   CLASS             CLASS             CLASS
Shareholder transaction fees are                directly)                     A SHARES          B SHARES          I SHARES
paid from your account. Annual
Fund operating expenses are paid
out of Fund assets, and are reflected           Maximum sales
in the share price.                             charge (load)
                                                on purchases AS A % OF
                                                OFFERING PRICE                4.75%1            None               None
                                              ------------------------------------------------------------------------------

                                                Maximum deferred
                                                sales charge (CDSC) AS        None2             4.00%3             None
                                                A % OF LOWER OF PURCHASE
                                                OR SALE PRICE

                                                Annual Fund
                                                Operating                     CLASS             CLASS              CLASS
                                                Expenses                      A SHARES          B SHARES           I SHARES
                                                (fees paid from
                                                Fund assets)
                                              -------------------------------------------------------------------------------
                                                Management Fee                1.00%              1.00%              1.00%
                                              -------------------------------------------------------------------------------
                                                Distribution (12b-1) Fee       .25%               .75%              None
                                              -------------------------------------------------------------------------------
                                                Other Expenses                1.75%              1.85%              1.75%
                                              -------------------------------------------------------------------------------
                                                Total Annual Fund
                                                Operating Expenses4           3.00%              3.60%              2.75%
                                              -------------------------------------------------------------------------------
--------
1    Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

4 Other expenses for each class are based on estimated amounts for the current fiscal year. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements in effect. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.


EXPENSE EXAMPLE
                                                MID-CAP EQUITY FUND                 1           3
Use the example at right to help you                                                Year       Years
compare the cost of investing in the            CLASS A SHARES                      $764       $1,358
Fund with the cost of investing in              ---------------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $763        $1,403
would pay, assuming the following:
                                                Assuming no Redemption             $363        $1,103
   o $10,000 investment                         ---------------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $278        $  853
   o no changes in the Fund's                   ---------------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND EXPENSES
--------------------------------------------------------------

CAPITAL GROWTH FUND
TICKER SYMBOLS:
CLASS A - ICGAX
CLASS B - ICGBX
CLASS I - ICGIX

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with capital
                              growth.

PRINCIPAL INVESTMENT          The Fund invests primarily in equity securities of
STRATEGIES                    U.S. companies with market capitalizations of at
                              least $500 million that the Adviser believes offer opportunities for capital appreciation and growth of earnings.

                              In choosing stocks for the Fund, the Adviser first identifies industries that it believes will expand over the next few years or longer. The Adviser then uses fundamental analysis of company financial statements to find large U.S. companies within these industries that offer the prospect of solid earnings growth. The Adviser also may consider other factors in selecting investments for the Fund, including the development of new or improved products or services, opportunities for greater market share, more effective management or other signs that the company will have greater than average earnings growth and capital appreciation.

PRINCIPAL INVESTMENT          Stocks and other equity securities fluctuate in
  RISKS                       price, often based on factors unrelated to the
                              issuers' value, and such fluctuations can be pronounced. The value of your investment in the Fund will fluctuate in response to movements in the stock market and the activities of individual portfolio companies. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Fund's holdings or an overall decline in the stock market.

                              The Fund may invest in medium-sized companies which carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies.

                              Over time, growth companies are expected to increase their earnings at an above-average rate. If these expectations are not met, the stock price can fall drastically--even if earnings show an absolute increase.

                              The Fund is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single company or industry.


PERFORMANCE BAR CHART AND TABLE


The bar chart and table on       YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
this page provide some                          CLASS A SHARES
indication of the risks
of investing in the Capital                28.81%  -5.64%  24.66%  6.49%    3.48%  -0.42%  30.42%  22.25%   30.79%  32.05%
Growth Fund by showing                 -----------------------------------------------------------------------------------
how the Fund has performed.                 1989    '90     '91    '92      '93      '94   '95     '96      '97     '98
The bar chart shows
how the performance of
the Fund's Class A shares        The bar chart above does not reflect any applicable sales charges which
has varied from year to year.    would reduce returns.
The table below compares
the performance of Class         -----------------------------------------------------------
A  and Class I shares            Best quarter:        Q4   1998      +22.63%
over time to that                Worst quarter:       Q3   1990      -11.65%
of the S&P 500R Index,           -----------------------------------------------------------
a widely recognized,
unmanaged index of common
stocks. Both the bar chart
and the table assume the
reinvestment of dividends
and distributions. Class B
shares had not been offered
for a full calendar year.
Of course, past performance
does not indicate how the
Fund will perform in the future.


                           AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)

                                   Inception          Past           Past 5             Past 10            Since
                                    Date              Year           Years              Years              Inception
Class A
(with sales charge imposed)        12/31/80*          25.77%         21.15%             15.87%             13.02%

Class I                            10/3/97            32.40%         N/A                N/A                26.20%

S&P 500R Index                     12/31/80           28.74%         24.08%             19.02%             16.95%


* The Capital Growth Fund commenced operations on 4/1/96 through a transfer of assets from collective trust fund accounts managed by the Adviser, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes the performance of these trust accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The trust accounts were not registered with the SEC and were not subject to the investment restrictions imposed by law on registered mutual funds. If these trust accounts had been registered, their returns may have been lower.

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Capital Growth Fund, you     Transaction
will pay certain fees and           Fees (fees
expenses, which are described in    paid by you              CLASS          CLASS         CLASS
the tables. Shareholder             directly                 A SHARES       B SHARES      I SHARES
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out     Maximum sales
of Fund assets, and are reflected   charge (load)
in the share price.                 on purchases AS A %
                                    OF OFFERING PRICE        4.75%1         None          None
                                    -------------------------------------------------------------

                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .65%           .65%          .65%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .54%           .64%           .54%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4     1.44%          2.04%          1.19%

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.


4 Other expenses have been restated for Class A and Class I to reflect current fees. The expense noted above do not reflect any fee waivers or expense reimbursement arrangements that are or were in effect. Total expenses after fee waivers and expense reimbursements were: Class A, 1.28%;
     and Class I, 1.02%. There was no fee waiver or expense reimbursement for Class B. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

EXPENSE EXAMPLE
                                                CAPITAL GROWTH FUND                 1           3           5           10
Use the example at right to help you                                                Year       Years       Years       Years
compare the cost of investing in the            CLASS A SHARES                     $615        $909        $1,225      $2,117
Fund with the cost of investing in              ------------------------------------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $607        $940        $1,298      $2,140
would pay, assuming the following:
                                                Assuming no Redemption             $207        $640        $1,098      $2,140
   o $10,000 investment                         -----------------------------------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $121        $378        $  654      $1,443
   o no changes in the Fund's                   -----------------------------------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND EXPENSES


LARGE-CAP EQUITY FUND
TICKER SYMBOLS:
CLASS A - ILCAX
CLASS B - ILCBX
CLASS I - ILEIX

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with long-term
                              capital appreciation and, as a secondary objective, current income.

PRINCIPAL INVESTMENT          The Fund invests primarily in equity securities of
STRATEGIES                    large U.S. companies with market capitalizations
                              over $1 billion that the Adviser believes have the potential to provide capital appreciation and growth of income.

                              In choosing stocks for the Fund, the Adviser's strategy is to select well managed U.S. companies that have demonstrated sustained patterns of profitability, strong balance sheets, and the potential to achieve predictable, above-average earnings growth. The Adviser also looks for companies that pay above-average dividends. The Adviser seeks to diversify the Fund's portfolio within the various industries typically comprising, what the Adviser believes to be, the classic growth segments of the U.S. economy:
                              Technology, Consumer Non-Durables, Health Care, Business Equipment and Services, Retail, and Capital Goods.

                              The Fund invests for long-term growth rather than short-term profits.

PRINCIPAL INVESTMENT          Stocks and other equity securities fluctuate in
RISKS                         price, often based on factors unrelated to the
                              issuers' value, and such fluctuations can be pronounced. The value of your investment in the Fund will fluctuate in response to movements in the stock market and the activities of individual portfolio companies. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Fund's holdings or an overall decline in the stock market.

                              Over time, growth companies are expected to increase their earnings at an above-average rate. If these expectations are not met, the stock price can fall drastically--even if earnings show an absolute increase.

                              The risks and returns of different industries can vary over the long-term and short-term. Because of this, the Fund's performance could suffer during times when the stocks of companies in the classic growth industries in which it is invested are out of favor.

PERFORMANCE BAR CHART AND TABLE

                                                      YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES


The bar chart and table on this page provide
some indication of the risks of investing in the
Large-Cap Equity Fund by showing how the Fund has               5.60%    1.78%    34.99%    17.63%    35.93%    37.87%
performed. The bar chart shows how the                  -----------------------------------------------------------
performance of the Fund's Class A shares has                    1993     '94      '95       '96       '97       '98
varied from year to year. The table below
compares the performance of Class A shares over
time to that of the S&P 5007 Index, a widely
recognized, unmanaged index of common stocks.          The bar chart above does not reflect any applicable sales charges
Both the bar chart and the table assume the            which would reduce returns.
reinvestment of dividends and distributions.
Class B and Class I shares had not been offered
for a full calendar year. Of course, past
performance does not indicate how the Fund will        __________________________________________
perform in the future.
                                                       Best quarter:     Q4    1998     +24.83%


                                                       Worst Quarter:    Q3    1998      -5.95%
                                                       ------------------------------------------

                             AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)
                             Inception Date   Past Year   Past 5 Years   Past 10 Years   Since Inception

Class A
(with sales charge imposed)  8/3/92           31.30%      23.60%         N/A             19.97%

S&P 5007INDEX                7/31/92          28.74%      24.08%         N/A             20.82%

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Large-Cap Equity Fund,       Transaction
you will pay certain fees and       Fees (fees
expenses, which are described in    paid by you              CLASS          CLASS         CLASS
the tables. Shareholder             directly)                A SHARES       B SHARES      I SHARES
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out     Maximum sales
of Fund assets, and are reflected   charge (load)
in the share price.                 on purchases AS A %
                                    OF OFFERING PRICE        4.75%1         None          None
                                    -------------------------------------------------------------

                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .75%           .75%          .75%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .35%           .45%           .35%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4     1.35%          1.95%          1.10%

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

4 Other expenses for Class B and Class I are based on estimated amounts for the current fiscal year, and have been restated for Class A to reflect current fees. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements that are or were in effect. Total expenses after fee waivers and expense reimbursements for each class were:
     Class A, 1.03%, Class B. 1.10%, and Class I, 1.04%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

EXPENSE EXAMPLE
                                                LARGE-CAP EQUITY FUND               1           3           5           10
Use the example at right to help you                                                Year       Years       Years       Years
compare the cost of investing in the            CLASS A SHARES                     $606        $882        $1,179      $2,022
Fund with the cost of investing in              ------------------------------------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $598        $912        $1,252      $2,044
would pay, assuming the following:
                                                Assuming no Redemption             $198        $612        $1,052      $2,044
   o $10,000 investment                         -----------------------------------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $112        $350        $  606      $1,340
   o no changes in the Fund's                   -----------------------------------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND EXPENSES

EQUITY INCOME FUND
TICKER SYMBOLS:
CLASS A - IGIAX
CLASS B - IGBIX
CLASS I - IGIIX

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with current
                              income and capital appreciation.

PRINCIPAL INVESTMENT          The Fund invests primarily in dividend-paying
STRATEGIES                    equity securities of U.S. companies that the
                              Adviser expects to provide reasonable income and to have capital appreciation potential.

                              In choosing equity securities for the Fund, the Adviser's strategy is to identify financially stable, mature companies that pay above-average dividends. The Adviser will select those companies that it believes have the capacity to increase dividend payments in the future. The Adviser takes into account factors, such as price-earnings ratios, cash flow and the relationship of a company's asset value to the market price of its securities.

                              The Fund may invest in the securities of companies of any size depending on the relative attractiveness of the company and the industry in which it operates.

PRINCIPAL INVESTMENT          Stocks and other equity securities fluctuate in
RISKS                         price, often based on factors unrelated to the
                              issuers' value, and such fluctuations can be pronounced. The value of your investment in the Fund will fluctuate in response to movements in the stock market and the activities of individual portfolio companies. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Fund's holdings or an overall decline in the stock market.

                              Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds (such as those investing in smaller companies).

                              The Fund is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single company or industry.

PERFORMANCE BAR CHART AND TABLE


The bar chart and table on this
page provide some indication of
the risks of investing in the
Equity Income Fund by showing how
the Fund has performed. The bar chart      YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
hows how the performance of the Fund's     29.14%  -0.21%  22.20%  2.72%   9.92%   -6.32%  31.14%  14.69%  32.56%  19.46%
Class A shares has varied from             -------------------------------------------------------------------------------
year to year. The table below              1989     '90     '91     '92     '93     '94     '95     '96     '97     '98
compares the performance of Class
A and Class I shares over time to
that of the S&P 500 Index, a               The bar chart above does not reflect any applicable sales charges
widely recognized, unmanaged               which would reduce returns.
index of common stocks. Both the
bar chart and the table assume             --------------------------------------------
the reinvestment of dividends and          Best quarter:      Q4    1998     +16.26%
distributions. Class B shares had          Worst quarter:     Q3    1998     - 8.79%
not been offered for a full                --------------------------------------------
calendar year. Of course, past
performance does not indicate how
the Fund will perform in the
future.


                             AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)
                             Inception Date   Past Year   Past 5 Years   Past 10 Years   Since Inception
Class A
(with sales charge imposed)  12/31/86*        13.76%      16.28%         14.21%          13.20%
Class I                      10/3/97          19.72%      N/A            N/A             19.85%

S&P 500 INDEX                12/31/86         28.74%      24.08%         19.20%          17.76%

----------------------
*    The Equity Income Fund commenced operations on 2/28/97 through a transfer of assets from collective trust fund accounts managed by the Adviser, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of these trust accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The trust accounts were not registered with the SEC and were not subject to the investment restrictions imposed by law on registered mutual funds. If these trust accounts had been registered, their returns may have been lower.

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Equity Income Fund,          Transaction
you will pay certain fees and       Fees (fees
expenses, which are described in    paid by you              CLASS          CLASS         CLASS
the tables. Shareholder             directly)                A SHARES       B SHARES      I SHARES
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out     Maximum sales
of Fund assets, and are reflected   charge (load)
in the share price.                 on purchases AS A %
                                    OF OFFERING PRICE        4.75%1         None          None
                                    -------------------------------------------------------------
                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .65%           .65%          .65%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .70%           .80%           .70%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4     1.60%          2.20%          1.35%

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.


4 Other expenses for Class A and Class I to reflect current fees. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements that are or were in effect. Total expenses after fee waivers and expense reimbursements were: Class A, 1.45%, and Class I, 1.16%. There was no fee waiver or expense reimbursement for Class B. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.


EXPENSE EXAMPLE
                                                EQUITY INCOME FUND                  1           3           5           10
Use the example at right to help you                                                Year       Years       Years       Years
compare the cost of investing in the            CLASS A SHARES                     $630        $956        $1,304      $2,285
Fund with the cost of investing in              ------------------------------------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $623        $988        $1,380      $2,309
would pay, assuming the following:
                                                Assuming no Redemption             $223        $688        $1,180      $2,309
   o $10,000 investment                         -----------------------------------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $137        $428        $  739      $1,624
   o no changes in the Fund's                   -----------------------------------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND EXPENSES

                              FIXED INCOME FUNDS -- These Funds seeks current
                                   income and invest primarily in fixed income securities, such as U.S. Government securities, or corporate, bank and commercial obligations.

WHO MAY WANT TO               Consider investing in these Funds if you are:
INVEST?
                              !    looking to add a monthly income component
                                   to your portfolio

                              ! willing to accept the risks of price and dividend fluctuations

                              These Funds may not be appropriate if you are:

                              !    investing emergency reserves


                              ! uncomfortable with an investment that will fluctuate in value

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND EXPENSES


INCOME FUND
TICKER SYMBOLS:
CLASS A - IINAX
CLASS B - IICBX
CLASS I - IINIX

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with current
                              income without assuming undue risk.

PRINCIPAL INVESTMENT          The Fund invests primarily in a broad range of
STRATEGIES                    investment grade, U.S. dollar denominated fixed
                              income securities of U.S. issuers. These securities include corporate and government bonds, debentures and notes, convertible debt obligations, money market instruments, municipal obligations, mortgage-related securities and asset-backed securities.

                              In choosing fixed income securities for the Fund, the Adviser follows a controlled duration strategy which limits the Fund's portfolio duration to 50% to 150% of the duration of its benchmark--the Merrill Lynch Corporate/Government Master Index. Duration is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. For example, the market price of a bond with a duration of three years should decline 3% if interest rates rise 1%. Conversely, the market price of the same bond should increase 3% if interest rates fall 1%. The market price of a bond with a duration of six years should increase or decline twice as much as the market price of a bond with a three-year duration. Typically, the Fund will have an effective duration of between four and seven years.

                              When assessing a potential investment, the Adviser looks at a variety of factors, including the company's credit history and financial strength, the long-term economic trends of the industry or sector it belongs to, the company's management and whether there is sufficient equity value in the company.

PRINCIPAL INVESTMENT          The Fund's investments in fixed income securities
RISKS                         will be subject primarily to interest rate, credit
                              and, for mortgage-related and asset-backed securities, prepayment risk.

                              Prices of fixed income securities tend to move inversely with changes in interest rates. The most immediate effect of a rise in rates is usually a drop in the prices of such securities, and therefore in the Fund's share price as well. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. To the extent the Fund maintains a comparatively long duration, its share price will react more to interest rate movements. As a result, the value of your investment in the Fund will fluctuate and you could lose money by investing in the Fund.

                              The Fund's investments also are subject to credit risk, which is the risk that the issuer of the security will fail to make timely payments of interest or principal, or to otherwise honor its obligations. Credit risk includes the possibility that any of the Fund's investments will have its credit rating downgraded or will default.

                              Mortgage-related and asset-backed securities, which are derivative instruments, are subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. If the borrowers prepay some or all of the principal owed to the issuer much earlier than expected, the Fund may have to replace the security by investing the proceeds in a less attractive security which could reduce the Fund's share price or yield.

                              The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.


PERFORMANCE BAR CHART AND TABLE


The bar chart and table on this
page provide some indication of
the risks of investing in the               YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
Income Fund by showing how the
Fund has performed. The bar chart shows
how the performance of the Fund's           11.30%  6.25%   15.44%  5.99%   10.10%  -3.60%  16.65%  1.08%   8.67%   8.28%
Class A shares has varied from              -----------------------------------------------------------------------------
year to year. The table below               1989     '90     '91     '92     '93     '94     '95     '96     '97     '98
compares the performance of Class
A and Class I shares over time to
that of the Merrill Lynch                   The bar chart above does not reflect any applicable sales charges
Corporate/ Government Master                which would reduce returns.
Index, a recognized, unmanaged
index of U.S. Government and                -----------------------------------------------
investment grade corporate bonds.           Best quarter     Q2       1989    + 6.77%
Both the bar chart and the table            Worst quarter    Q1       1994    - 2.95%
assume the reinvestment of                  -----------------------------------------------
dividends and distributions.
Class B shares had not been
offered for a full calendar year.
Of course, past performance does
not indicate how the Fund will
perform in the future.



                             AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)
                             Inception Date   Past Year  Past 5 Years  Past 10 Years  Since Inception
Class A
(with sales charge imposed)  12/31/80*        5.00%      5.35%         7.53%          9.43%
Class I                      10/3/97          8.55%      N/A           N/A            8.94%

MERRILL LYNCH CORP/GOV'T
MASTER INDEX                 12/31/80         9.53%      7.34%         9.35%          10.99%


* The Income Fund commenced operations on 4/1/96 through a transfer of assets from collective trust fund accounts managed by the Adviser, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes the performance of these trust accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund.
     The trust accounts were not registered with the SEC and were not subject to the investment restrictions imposed by law on registered mutual funds. If these trust accounts had been registered, their returns may have been lower.

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Income Fund, you will        Transaction
pay certain fees and expenses,      Fees (fees
which are described in the          paid by you              CLASS          CLASS         CLASS
tables. Shareholder                 directly)                A SHARES       B SHARES      I SHARES
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out     Maximum sales
of Fund assets, and are reflected   charge (load)
in the share price.                 on purchases AS A %
                                    OF OFFERING PRICE        3.00%1         None          None
                                    -------------------------------------------------------------

                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .50%           .50%          .50%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .63%           .73%           .63%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4     1.38%          1.98%          1.13%

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.


4 Other expenses for Class A and Class I to reflect current fees. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements that are or were in effect. Total expenses after fee waivers and expense reimbursements were: Class A, 1.24%, and Class I, .97%. There was no fee waiver or expense reimbursement for Class B. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.


EXPENSE EXAMPLE
                                                INCOME FUND                         1           3           5           10
Use the example at right to help you                                                Year       Years       Years       Years
compare the cost of investing in the            CLASS A SHARES                     $436        $724        $1,033      $1,908
Fund with the cost of investing in              ------------------------------------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $601        $921        $1,268      $2,076
would pay, assuming the following:
                                                Assuming no Redemption             $201        $621        $1,068      $2,076
   o $10,000 investment                         -----------------------------------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $115        $359        $  622      $1,375
   o no changes in the Fund's                   -----------------------------------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND EXPENSES

GOVERNMENT INCOME FUND
TICKER SYMBOLS:

CLASS A - IGVAX
CLASS B - IGVBX
CLASS I - IGVIX

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with current
                              income.

PRINCIPAL INVESTMENT          The Fund invests primarily in securities issued or
STRATEGIES                    guaranteed as to payment of principal and interest
                              by the U.S. Government, its agencies or
                              instrumentalities.


                              The Fund also may enter into repurchase agreements and, for additional yield, invest in high quality (AA/Aa) corporate bonds, mortgage-related securities, asset-backed securities and bank obligations. The Fund may purchase securities of any maturity. Generally, the average maturity of the Fund's investments is less than 10 years.


PRINCIPAL INVESTMENT          Prices of fixed income securities, including U.S.
RISKS                         Government securities, tend to move inversely with
                              changes in interest rates. The most immediate effect of a rise in rates is usually a drop in the prices of such securities, and therefore in the Fund's share price as well. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A security backed by the U.S. Government is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value of such securities nor the Fund's share price is guaranteed. As a result, the value of your investment in the Fund will fluctuate and you could lose money by investing in the Fund.

                              The Fund's investments in corporate bonds also are subject to credit risk, which is the risk that the issuer of the security will fail to make timely payments of interest or principal, or otherwise honor its obligations. Credit risk includes the possibility that any of the Fund's investments will have its credit rating downgraded or will default.

                              Mortgage-related and asset-backed securities, which are derivative instruments, are subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. If the borrowers prepay some or all of the principal owed to the issuer much earlier than expected, the Fund may have to replace the security by investing the proceeds in a less attractive security which could reduce the Fund's share price or yield.


PERFORMANCE BAR CHART AND TABLE


The bar chart and table on this
page provide some indication of
the risks of investing in the
Government Income Fund by showing          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
how the Fund has performed.
The bar chart shows how the                   9.62% -3.44%  16.73%  2.45%   8.76%   8.95%
performance of the Fund's                 -----------------------------------------------
Class A shares has varied                     1993   '94     '95     '96     '97     '98
from year to year. The table
below compares the performance of
Class A shares over time to that           The bar chart above does not reflect any applicable sales charges
of the Merrill Lynch Corporate/            which would reduce returns.
Government Master Index,
a recognized, unmanaged index of
U.S. Government and investment             --------------------------------------------------------
grade corporate bonds. Both the            Best quarter      Q2   1995    +5.79%
bar chart and the table assume             Worst quarter     Q1   1994    -2.81%
the reinvestment of dividends and          --------------------------------------------------------
distributions. Class B and Class
I shares had not been offered for
a full calendar year. Of course,
past performance does not
indicate how the Fund will
perform in the future.



                             AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)
                             Inception Date Past Year  Past 5 Years  Past 10 Years  Since Inception

Class A
(with sales charge imposed)  8/3/92         5.69%      5.83%         N/A            6.40%

MERRILL LYNCH CORP/          7/31/92        9.53%      7.34%         N/A            7.82%
GOV'T MASTER INDEX

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Government Income Fund,      Transaction
you will pay certain fees and       Fees (fees
expenses, which are described in    paid by you              CLASS          CLASS         CLASS
the tables. Shareholder             directly)                A SHARES       B SHARES      I SHARES
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out     Maximum sales
of Fund assets, and are reflected   charge (load)
in the share price.                 on purchases AS A %
                                    OF OFFERING PRICE        3.00%1         None          None
                                    -------------------------------------------------------------

                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .60%           .60%          .60%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .38%           .48%           .38%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4     1.23%          1.83%           .98%

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.


4 Other expenses for Class B and Class I are based on estimated amounts for the current fiscal year, and have been restated for Class A to reflect current fees. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements that are or were in effect. Total expenses after fee waivers and expense reimbursements were: Class A, .91%, and Class I, 1.88%. There was no fee waiver or expense reimbursement on Class B. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.



EXPENSE EXAMPLE
                                               GOVERNMENT INCOME FUND               1           3           5           10
Use the example at right to help you                                                Year       Years       Years       Years
compare the cost of investing in the            CLASS A SHARES                     $422        $679        $  955      $1,744
Fund with the cost of investing in              ------------------------------------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $586        $876        $1,190      $1,915
would pay, assuming the following:
                                                Assuming no Redemption             1863        $576        $  990      $1,915
   o $10,000 investment                         -----------------------------------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $100        $312        $  542      $1,201
   o no changes in the Fund's                   -----------------------------------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND EXPENSES

LIMITED TERM INCOME FUND
TICKER SYMBOLS:
CLASS A - ILIAX
CLASS B - ILIBX
CLASS I - ILIIX

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with current
                              income without assuming undue risk.

PRINCIPAL INVESTMENT          The Fund invests primarily in a broad range of
STRATEGIES                    investment grade, U.S. dollar denominated fixed
                              income securities of U.S. issuers. These securities include corporate and government bonds, debentures and notes, convertible debt obligations, money market instruments, municipal obligations, mortgage-related securities and asset-backed securities.

                              In choosing fixed income securities for the Fund, the Adviser attempts to reduce interest rate risk by maintaining a portfolio duration between one and four years and a dollar-weighted average portfolio life between one and five years, depending on market conditions. Duration is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. For example, the market price of a bond with a duration of two years should decline 2% if interest rates rise 1%. Conversely, the market price of the same bond should increase 2% if interest rates fall 1%. The market price of a bond with a duration of four years should increase or decline twice as much as the market price of a bond with a two-year duration.

                              When assessing a potential investment, the Adviser looks at a variety of factors, including the company's credit history and financial strength, the long-term economic trends of the industry or sector it belongs to, the company's management and whether there is sufficient equity value in the company.

PRINCIPAL INVESTMENT          The Fund's investments in fixed income securities
RISKS                         will be subject primarily to interest rate, credit
                              and, for mortgage-related securities, prepayment risk.

                              Prices of fixed income securities tend to move inversely with changes in interest rates. The most immediate effect of a rise in rates is usually a drop in the prices of such securities, and therefore in the Fund's share price as well. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. As a result, the value of your investment in the Fund will fluctuate and you could lose money by investing in the Fund.

                              The Fund's investments also are subject to credit risk, which is the risk that the issuer of the security will fail to make timely payments of interest or principal, or to otherwise honor its obligations. Credit risk includes the possibility that any of the Fund's investments will have its credit rating downgraded or will default.

                              Mortgage-related and asset-backed securities, which are derivative instruments, are subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. If the borrowers prepay some or all of the principal owed to the issuer much earlier than expected, the Fund may have to replace the security by investing the proceeds in a less attractive security which could reduce the Fund's share price or yield.

                              The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.

PERFORMANCE BAR CHART AND TABLE


The bar chart and table on this
page provide some indication of
the risks of investing in the
Limited Term Income Fund by
showing how the Fund has               YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
performed.
The bar chart shows how the            9.93%   8.09%   13.22%  4.85%   6.20%    0.42%  11.20%  4.28%   6.47%   6.48%
performance of the Fund's Class A      -----------------------------------------------------------------------------
shares has varied from year to         1989    '90     '91     '92     '93     '94     '95     '96     '97     '98
year. The table below compares
the performance of Class A and
Class I shares over time to that       The bar chart above does not reflect any applicable sales charges
of the Merrill Lynch 1-5 Year          which would reduce returns.
Government/Corporate Bond Index,
a recognized, unmanaged index of       ---------------------------------------------------
short-term U.S. Government and         Best quarter     Q2     1989     +4.55%
corporate bonds. Both the bar          Worst quarter    Q1     1994     -1.34%
chart and the table assume the         ---------------------------------------------------
reinvestment of dividends and
distributions. Class B shares had
not been offered for a full
calendar year. Of course, past
performance does not indicate how
the Fund will perform in the
future.



                             AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)
                             Inception Date Past Year  Past 5 Years  Past 10 Years  Since Inception

Class A

(with sales charge imposed)  9/1/82*        3.28%      4.84%         6.61%          7.69%
Class I                      10/3/97        6.86%      N/A           N/A            6.66%

MERRILL LYNCH 1-5 YEAR
GOV'T/CORP BOND INDEX        8/31/82        7.68%      6.28%         8.18%          7.65%


-------------------------
*    The Limited Term Income Fund commenced operations on 3/28/94 through a transfer of assets from collective trust fund accounts managed by the
     Adviser, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes the performance of these trust accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The trust accounts were not registered with the SEC and were not subject to the investment restrictions imposed by law on registered mutual funds. If these trust accounts had been registered, their returns may have been lower.

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Limited Term Income Fund,    Transaction
you will pay certain fees and       Fees (fees
expenses, which are described in    paid by you              CLASS          CLASS         CLASS
the tables. Shareholder             directly)                A SHARES       B SHARES      I SHARES
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out     Maximum sales
of Fund assets, and are reflected   charge (load)
in the share price.                 on purchases AS A %
                                    OF OFFERING PRICE        3.00%1         None          None
                                    -------------------------------------------------------------
                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .50%           .50%          .50%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .60%           .70%           .60%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4     1.35%          1.95%          1.10%

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

4 Other expenses have been restated for Class A and Class I to reflect current fees. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements that are or were in effect. Total expenses after fee waivers and expense reimbursements for each class were:
     Class A, 1.19%, Class B. 1.94%, and Class I, .94%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

EXPENSE EXAMPLE
                                                LIMITED TERM INCOME                 1           3           5           10
Use the example at right to help you            FUND                                Year       Years       Years       Years
compare the cost of investing in the            CLASS A SHARES                     $433        $715        $1,017      $1,875
Fund with the cost of investing in              ------------------------------------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $598        $912        $1,252      $2,044
would pay, assuming the following:
                                                Assuming no Redemption             $198        $612        $1,052      $2,044
   o $10,000 investment                         -----------------------------------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $112        $350        $  606      $1,340
   o no changes in the Fund's                   -----------------------------------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND EXPENSES

LIMITED TERM U.S. GOVERNMENT FUND
TICKER SYMBOLS:
CLASS A - ILGAX
CLASS B - ILGBX
CLASS I - ILGIX

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with high
                              current income without assuming undue risk.

PRINCIPAL INVESTMENT          The Fund invests in securities issued or
STRATEGIES                    guaranteed as to payment of principal and interest
                              by the U.S. Government, its agencies or
                              instrumentalities, and enters into repurchase agreements in respect of such securities.

                              In choosing U.S. Government securities for the Fund, the Adviser follows a controlled duration strategy which limits how much the Fund's portfolio duration will differ from its benchmark--the Merrill Lynch 1-5 Year Government Bond Index. Typically, the Fund will have a portfolio duration between one and four years and a dollar weighted average portfolio life between one and five years, depending on market conditions. Duration is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. For example, the market price of a bond with a duration of three years should decline 3% if interest rates rise 1%. Conversely, the market price of the same bond should increase 3% if interest rates fall 1%. The market price of a bond with a duration of six years should increase or decline twice as much as the market price of a bond with a three-year duration.

PRINCIPAL INVESTMENT          Prices of U.S. Government securities tend to move
RISKS                         inversely with changes in interest rates. The most
                              immediate effect of a rise in rates is usually a drop in the prices of such securities, and therefore in the Fund's share price as well.
                              Interest rate risk is T usually greater for fixed-income securities with longer maturities or durations. A security backed by the U.S.
                              Government is guaranteed only as to timely payment of interest and principal when held to maturity.
                              Neither the market value of such securities nor the Fund's share price is guaranteed. As a result, the value of your investment in the Fund will fluctuate and you could lose money by investing in the Fund.

PERFORMANCE BAR CHART AND TABLE


The bar chart and table on this
page provide some indication of          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
the risks of investing in the
Limited Term U.S. Government Fund
by showing how the Fund has performed.
The bar chart shows how the
performance of the Fund's Class A         11.09%  8.11%   12.70%  5.51%   7.04%   -1.02%  10.88%  2.69%   6.18%   6.69%
shares has varied from year to            -----------------------------------------------------------------------------
                                          1989    '90     '91     '92     '93     '94     '95     '96     '97     '98
year. The table below compares
the performance of Class A shares
over time to that of the Merrill
Lynch 1-5 Year Government Bond           The bar chart above does not reflect any applicable sales charges
Index, a recognized, unmanaged           which would reduce returns.
index of short-term U.S.
Government securities. Both the
bar chart and the table assume           -------------------------------------------------
the reinvestment of dividends and        Best quarter   Q2     1989  + 5.65%
distributions. Class B and Class         Worst quarter  Q1     1992  - 1.41%
I shares had not been offered for        -------------------------------------------------
a full calendar year. Of course,
past performance does not
indicate how the Fund will
perform in the future.


                             AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)
                             Inception Date Past Year  Past 5 Years  Past 10 Years  Since Inception

Class A
(with sales charge imposed)  12/31/86*      3.52%      4.37%         6.59%

MERRILL LYNCH 1-5 YEAR                      7.67%      6.20%         7.87%
GOV'T BOND INDEX

* The Limited Term U.S. Government Fund commenced operations on 2/28/97 through a transfer of assets from collective trust fund accounts managed by the Adviser, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes the performance of these trust accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The trust accounts were not registered with the SEC and were not subject to the investment restrictions imposed by law on registered mutual funds. If these trust accounts had been registered, their returns may have been lower.


FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Limited Term U.S.            Transaction
Government Fund, you will pay       Fees (fees
certain fees and expenses, which    paid by you              CLASS          CLASS         CLASS
are described in the tables.        directly)                A SHARES       B SHARES      I SHARES
Shareholder transaction fees are
paid from your account. Annual
Fund operating expenses are paid    Maximum sales
out of Fund assets, and are         charge (load)
reflected in the share price.       on purchases AS A %
                                    OF OFFERING PRICE        3.00%1         None          None
                                    -------------------------------------------------------------
                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .50%           .50%          .50%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .79%           .75%           .65%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4     1.54%          2.00%          1.15%

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

4 Other expenses for Class I are based on estimated amounts for the current fiscal year. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements that are or were in effect. Total expenses after fee waivers and expense reimbursements for each class were:
     Class A, 1.02%, Class B. 1.97%, and Class I, .69%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

EXPENSE EXAMPLE
                                                LIMITED TERM U.S.                   1           3           5           10
Use the example at right to help you            GOVERNMENT FUND                     Year       Years       Years       Years
compare the cost of investing in the            CLASS A SHARES                     $452        $772        $1,114      $2,079
Fund with the cost of investing in              ------------------------------------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $603        $927        $1,278      $2,152
would pay, assuming the following:
                                                Assuming no Redemption             $203        $627        $1,078      $2,152
   o $10,000 investment                         -----------------------------------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $117        $365        $  633      $1,398
   o no changes in the Fund's                   -----------------------------------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

                              TAX-EXEMPT FIXED INCOME FUNDS--These Funds seek
                                   tax-exempt income and invest primarily in Municipal Obligations which are exempt from Federal and, in the case of the Tennessee Funds, Tennessee income taxes.

WHO MAY WANT TO               Consider investing in these Funds if you are:
INVEST?

                              ! looking to reduce Federal or Tennessee taxes on investment income
                              !    seeking monthly Federal or Tennessee
                                   tax-exempt dividends
                              ! willing to accept the risks of price and dividend fluctuations

                              These Funds may not be appropriate if you are:


                              ! investing through a tax-exempt retirement plan
                              ! uncomfortable with an investment that will fluctuate in value

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

TENNESSEE TAX-EXEMPT FUND
TICKER SYMBOLS:
CLASS A - ITNAX
CLASS B - ITNBX
CLASS I - ITNIX

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with current
                              income exempt from Federal and Tennessee income taxes without assuming undue risk.

PRINCIPAL INVESTMENT          The Fund normally invests substantially all of its
STRATEGIES                    assets in municipal obligations of the State of
                              Tennessee, its political subdivisions, authorities and corporations, that provide income exempt from Federal and Tennessee personal income taxes.

                              The average dollar-weighted credit rating of the municipal obligations held by the Fund will be at least A-. To further limit credit risk, the Fund invests only in investment grade municipal obligations or the unrated equivalent as determined by the Adviser. The Adviser evaluates municipal obligations based on credit quality, financial outlook and yield potential. Although the Fund concentrates its assets in Tennessee municipal obligations, the Adviser strives to diversify the portfolio across sectors and issuers within Tennessee. The Fund may purchase securities of any maturity. Generally, the average maturity of the Fund's investments is primarily between six and ten years.

PRINCIPAL INVESTMENT          The Fund's investments in municipal obligations
RISKS                         will be subject primarily to interest rate and
                              credit risk.

                              Prices of municipal obligations tend to move inversely with changes in interest rates. The most immediate effect of a rise in rates is usually a drop in the prices of such securities, and therefore in the Fund's share price as well. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to replace such called security with a lower yielding security. If that were to happen, it could decrease the Fund's dividends. As a result, the value of your investment in the Fund will fluctuate and you could lose money by investing in the Fund.

                              The Fund's investments also are subject to credit risk, which is the risk that the issuer of the security will fail to make timely payments of interest or principal, or to otherwise honor its obligations. Credit risk includes the possibility that any of the Fund's investments will have its credit rating downgraded or will default.

                              Because of the Fund's concentration in Tennessee municipal obligations, the Fund will be vulnerable to any development in Tennessee's economy that weakens or jeopardizes the ability of Tennessee municipal obligation issuers to pay interest and principal. As a result, the value of the Fund's shares may fluctuate more widely than those of a fund investing in municipal obligations from a number of different states.

                              Although the Fund's objective is to generate income exempt from Federal and Tennessee income taxes, interest from some of the Fund's holdings may be subject to the Federal alternative minimum tax.

                              The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.

PERFORMANCE BAR CHART AND TABLE


The bar chart and table on       Year-by-Year Total Returns as of 12/31 for Class A Shares
this page provide some
indication of  the risks         7.75%   5.67%   9.31%   5.46%   10.25%  -8.57%  13.39%  1.39%   7.13%   4.25%
of investing in the              -----------------------------------------------------------------------------
Tennessee Tax-Exempt Fund        1989    '90     '91     '92     '93     '94     '95     '96     '97     '98
by showing how the Fund
has performed. The bar
chart shows how the              The bar chart above does not reflect any
performance of the Fund's        applicable sales charges  which would
Class A shares has varied        reduce returns.
from year to year. The table     --------------------------------------------------
below compares the               Best quarter:     Q1    1995     +5.91%
performance of Class             Worth quarter:    Q1    1994     -8.12%
A and Class I shares over
time to that of the Lehman
Brothers Municipal 10-Year
Index, a recognized, unmanaged
index of investment grade
municipal obligations. Both
the bar chart and the table
assume the reinvestment of
dividends and distributions.
Class B shares had not been
offered for a full calendar
year. Of course, past
performance does not indicate
how the Fund will perform in
the future.




                                   AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)
                                   Inception          Past           Past 5             Past 10            Since
                                    Date              Year           Years              Years              Inception
Class A
(with sales charge imposed)        12/31/80*          1.18%          2.63%              5.11%              N/A
Class I                            10/3/97            4.52%          N/A                N/A                5.58%

LEHMAN BROTHERS MUNICIPAL          9/30/97            6.11%          6.22%              8.26%              7.59%
10-YEAR INDEX

* The Tennessee Tax-Exempt Fund commenced operations on 3/28/94 through a transfer of assets from collective trust fund accounts managed by the Adviser, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes the performance of these trust accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The trust accounts were not registered with the SEC and were not subject to the investment restrictions imposed by law on registered mutual funds. If these trust accounts had been registered, their returns may have been lower.


FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Tennessee Tax-Exempt Fund,   Transaction
you will pay certain fees and       Fees (fees
expenses, which are described in    paid by you              CLASS          CLASS         CLASS
the tables. Shareholder             directly                 A SHARES       B SHARES      I SHARES
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out     Maximum sales
of Fund assets, and are reflected   charge (load)
in the share price.                 on purchases AS A %
                                    OF OFFERING PRICE        3.00%1         None          None
                                    -------------------------------------------------------------

                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .50%           .50%          .50%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .60%           .70%           .60%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4     1.35%          1.95%          1.10%

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.


4 Other expenses have been restated for Class A and Class I to reflect current fees. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements that are or were in effect. Total expenses after fee waivers and expense reimbursements were: Class A, 1.20%;
     and Class I, .95%. There was no fee waiver or expense reimbursement for Class B. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.



EXPENSE EXAMPLE
                                                TENNESSEE TAX-EXEMPT                1           3           5           10
Use the example at right to help you            FUND                                Year       Years       Years       Years
compare the cost of investing in the            CLASS A SHARES                     $433        $715        $1,017      $1,875
Fund with the cost of investing in              ------------------------------------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $598        $912        $1,252      $2,044
would pay, assuming the following:
                                                Assuming no Redemption             $198        $612        $1,052      $2,044
   o $10,000 investment                         -----------------------------------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $112        $350        $  606      $1,340
   o no changes in the Fund's                   -----------------------------------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

MUNICIPAL INCOME FUND
TICKER SYMBOLS:
CLASS A - IMIAX
CLASS B - IMIBX
CLASS I - IMIIX

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with current
                              income exempt from Federal income tax.

PRINCIPAL INVESTMENT          The Fund normally invests substantially all of its
STRATEGIES                    assets in municipal obligations that provide
                              income exempt from Federal income tax. Municipal obligations are debt obligations issued by states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities. The Fund invests in investment grade municipal obligations or the unrated equivalent as determined by the Adviser. The
                              Adviser evaluates municipal obligations based on credit quality, financial outlook and yield potential, and seeks to diversify the Fund's investments across several different states, sectors and issuers. The Fund may purchase securities of any maturity. Generally, the average maturity of the Fund's investments is primarily between one and five and six and ten years.

PRINCIPAL INVESTMENT          The Fund's investments in municipal obligations
RISKS                         will be subject primarily to interest rate and
                              credit risk. Prices of municipal obligations tend to move inversely with changes in interest rates.
                              The most immediate effect of a rise in rates is usually a drop in the prices of such securities, and therefore in the Fund's share price as well.
                              Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to replace such called security with a lower yielding security. If that were to happen, it could decrease the Fund's dividends. As a result, the value of your investment in the Fund will fluctuate and you could lose money by investing in the Fund.

                              The Fund's investments also are subject to credit risk, which is the risk that the issuer of the security will fail to make timely payments of interest or principal, or to otherwise honor its obligations. Credit risk includes the possibility that any of the Fund's investments will have its credit rating downgraded or will default.

                              Although the Fund's objective is to generate income exempt from Federal income tax, interest from some of the Fund's holdings may be subject to the Federal alternative minimum tax.

PERFORMANCE BAR CHART AND TABLE


The bar chart and table on this          Year-by-Year Total Returns as of 12/31 for Class A Shares
page provide some indication of
the risks of investing in the
Municipal Income Fund by showing          12.75%  -6.83%  16.80%  3.62%   7.77%   5.33%
how the Fund has performed. The           -------------------------------------------------
bar chart shows how the performance        1993     '94     '95     '96     '97     '98
of the Fund's Class A shares has
varied from year to year.
The table below compares the             ---------------------------------------------
performance of Class A shares            Best quarter:    Q1    1995    +7.67%
over time to that of the Lehman          Worst quarter:   Q1    1994    -5.79%
Brothers Municipal Bond Index,           ---------------------------------------------
a recognized, unmanaged index
of investment grade municipal
obligations. Both the bar chart
and the table assume the
reinvestment of dividends and
distributions. Class B and
Class I shares had not been
offered for a full calendar
year. Of course, past
performance does not indicate
how the Fund will perform
in the future.



                                   AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)
                                   Inception          Past           Past 5             Past 10            Since
                                    Date              Year           Years              Years              Inception
Class A
(with sales charge imposed)        12/29/92           2.14%          4.43%              N/A                5.75%

LEHMAN BROTHERS MUNICIPAL          12/01/92           5.84%          6.10%              N/A                7.29%
BOND INDEX

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Municipal Income Fund,       Transaction
you will pay certain fees and       Fees (fees
expenses, which are described in    paid by you              CLASS          CLASS         CLASS
the tables. Shareholder             directly)                A SHARES       B SHARES      I SHARES
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out     Maximum sales
of Fund assets, and are reflected   charge (load)
in the share price.                 on purchases AS A %
                                    OF OFFERING PRICE        3.00%1         None          None
                                    -------------------------------------------------------------
                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .60%           .60%          .60%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .56%           .66%           .56%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4     1.41%          2.01%          1.16%

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.


4 Other expenses for Class B and Class I are based on estimated amounts for the current fiscal year, and have been restated for Class A to reflect current fees. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements that are or were in effect. Total expenses after fee waivers and expense reimbursements were: Class A, .91%;
     and Class I, .90%. There was no fee waiver or expense reimbursement for Class B. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.



EXPENSE EXAMPLE
                                                MUNICIPAL INCOME FUND               1           3           5           10
Use the example at right to help you                                                Year       Years       Years       Years
compare the cost of investing in the            CLASS A SHARES                     $439        $733        $1,048      $1,940
Fund with the cost of investing in              ------------------------------------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $604        $930        $1,283      $2,108
would pay, assuming the following:
                                                Assuming no Redemption             $204        $630        $1,083      $2,108
   o $10,000 investment                         -----------------------------------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $118        $368        $  638      $1,409
   o no changes in the Fund's                   -----------------------------------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND EXPENSES

LIMITED TERM TENNESSEE TAX-EXEMPT FUND
TICKER SYMBOLS:
CLASS A - ILTAX
CLASS B - ILTBX
CLASS I - N/A

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with current
                              income exempt from Federal and Tennessee income taxes without assuming undue risk.

PRINCIPAL INVESTMENT          The Fund normally invests substantially all of its
STRATEGIES                    assets in municipal obligations of the State of
                              Tennessee, its political subdivisions, authorities and corporations, that provide income exempt from Federal and Tennessee personal income taxes.

                              In choosing municipal obligations for the Fund, the Adviser attempts to reduce interest rate risk by maintaining a portfolio duration of under five years and an effective average portfolio maturity between three and five years, depending on market conditions. Duration is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. For example, the market price of a bond with a duration of three years should decline 3% if interest rates rise 1%. Conversely, the market price of the same bond should increase 3% if interest rates fall 1%. The market price of a bond with a duration of six years should increase or decline twice as much as the market price of a bond with a three-year duration.

                              The average dollar-weighted credit rating of the municipal obligations held by the Fund will be at least A-. To further limit credit risk, the Fund invests only in investment grade municipal obligations or the unrated equivalent as determined by the Adviser. The Adviser evaluates municipal obligations based on credit quality, financial outlook and yield potential. Although the Fund concentrates its assets in Tennessee municipal obligations, the Adviser strives to diversify the portfolio across sectors and issuers within Tennessee.

PRINCIPAL INVESTMENT          The Fund's investments in municipal obligations
RISKS                         will be subject primarily to interest rate and
                              credit risk.

                              Prices of municipal obligations tend to move inversely with changes in interest rates. The most immediate effect of a rise in rates is usually a drop in the prices of such securities, and therefore in the Fund's share price as well. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to replace such called security with a lower yielding security. If that were to happen, it could decrease the Fund's dividends. As a result, the value of your investment in the Fund will fluctuate and you could lose money by investing in the Fund.

                              The Fund's investments also are subject to credit risk, which is the risk that the issuer of the security will fail to make timely payments of interest or principal, or to otherwise honor its obligations. Credit risk includes the possibility that any of the Fund's investments will have its credit rating downgraded or will default.

                              Because of the Fund's concentration in Tennessee municipal obligations, the Fund will be vulnerable to any development in Tennessee's economy that weakens or jeopardizes the ability of Tennessee municipal obligation issuers to pay interest and principal. As a result, the value of the Fund's shares may fluctuate more widely than those of a fund investing in municipal obligations from a number of different states.

                              Although the Fund's objective is to generate income exempt from Federal and Tennessee income taxes, interest from some of the Fund's holdings may be subject to the Federal alternative minimum tax.

                              The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.

PERFORMANCE BAR CHART AND TABLE


The bar chart and table on           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
this page provide some
indication of the risks of          7.16%   6.13%   8.14%   4.61%   6.38%   -2.62%  8.40%   2.17%   5.42%   3.76%
investing in the Limited            -----------------------------------------------------------------------------
Term Tennessee Tax-Exempt           1989    '90     '91     '92     '93     '94     '95     '96     '97     '98
Fund by showing how the
Fund has performed. The bar
chart shows how the performance
of the Fund's Class A shares
has varied from year to year.
The table below compares the
performance of Class A shares
over time to that of the
Lehman Brothers Municipal
1-5 Year Index, a
recognized, unmanaged index
of investment grade municipal
obligations.  Both the bar
chart and the table assume
the reinvestment of dividends
and distributions. Class B
and Class I shares had not
been offered for a full
calendar year. Of course,
past performance does not
indicate how the Fund will
perform in the future.



                                   AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)
                                   Inception          Past           Past 5             Past 10
                                    Date              Year           Years              Years
Class A
(with sales charge imposed)        12/31/86*          .68%           2.74%              4.58%

LEHMAN BROTHERS MUNICIPAL                             5.84%          5.28%              7.08%
1-5 YEAR INDEX

* The Limited Term Tennessee Tax-Exempt Fund commenced operations on 2/28/97 through a transfer of assets from collective trust fund accounts managed by the Adviser, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes the performance of these trust accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The trust accounts were not registered with the SEC and were not subject to the investment restrictions imposed by law on registered mutual funds. If these trust accounts had been registered, their returns may have been lower.

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Limited Term Tennessee,      Transaction
Tax-Exempt Fund, you will pay       Fees (fees
certain fees and expenses, which    paid by you              CLASS          CLASS         CLASS
are described in the tables.        directly)                A SHARES       B SHARES      I SHARES
Shareholder transaction fees
are paid from your account.
Annual Fund operating expenses
are paid out of Fund assets,        Maximum sales
are and reflected in the sahre      charge (load)
price.                              on purchases AS A %
                                    OF OFFERING PRICE        3.00%1         None          None
                                    -------------------------------------------------------------

                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .50%           .50%          .50%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .92%          1.02%           .92%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4     1.67%          2.27%          1.42%

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.


4 Other expenses for Class I are based on estimated amounts for the current fiscal year, and have been restated for Class A to reflect current fees.
     The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements that are or were in effect. Total expenses after fee waivers and expense reimbursements were: Class A, 1.05%; and Class B, 2.05%. There was no fee waiver or expense reimbursement for Class I. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.


EXPENSE EXAMPLE
                                                LIMITED TERM TENNESSEE              1           3             5           10
Use the example at right to help you            TAX-EXEMPT FUND                     Year       Years         Years       Years
compare the cost of investing in the            CLASS A SHARES                     $465        $  811        $1,180      $2,217
Fund with the cost of investing in              --------------------------------------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $630        $1,009        $1,415      $2,381
would pay, assuming the following:
                                                Assuming no Redemption             $223        $  709        $1,215      $2,381
   o $10,000 investment                         -------------------------------------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $137        $  449        $  776      $1,702
   o no changes in the Fund's                   -------------------------------------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES


                              MONEY MARKET FUNDS--These Funds seek current
                                   income and liquidity and invest primarily in short-term securities and will seek to maintain a stable price of $1.00 per share. An investment in these Funds is not insured or guaranteed by the FDIC or any other government agency.

WHO MAY WANT TO               Consider investing in these Funds if you are:
INVEST?
                              !    seeking preservation of capital
                              !    investing short-term reserves
                              !    willing to accept lower potential returns in
                                   exchange for a higher degree of safety

                              These Funds may not be appropriate if you are:

                              !    seeking high total returns
                              !    pursuing a long-term goal or investing for
                                   retirement

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

PRIME MONEY MARKET FUND
TICKER SYMBOLS:
CLASS A - IPAXX
CLASS B - IPBXX
CLASS I - IPIXX

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with as high a
                              level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT          The  Fund invests in a diversified portfolio of
STRATEGIES                    high-quality, short-term U.S. dollar-denominated
                              debt securities, including the following:

                              o obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities

                              o    certificates of deposit, time deposits,
                                   bankers' acceptances and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches

                              o domestic and foreign commercial paper and other short-term corporate debt obligations, including those with floating or variable rates of interest

                              o obligations issued or guaranteed by one or more foreign governments or their agencies or instrumentalities, including obligations of supranational entities

                              o    asset-backed securities

                              o repurchase agreements collateralized by the types of securities listed above

                              The Fund buys and sells securities based on considerations of safety of principal and liquidity, which means that the Fund may not necessarily invest in securities paying the highest available yield at a particular time. The Fund will attempt to increase its yield by trading to take advantage of short-term market variations. The Adviser evaluates Fund investments based on credit analysis and the interest rate outlook.

                              The Fund normally will invest at least 25% of its total assets in domestic or foreign bank obligations.

PRINCIPAL INVESTMENT          Although the Fund seeks to preserve the value of
RISKS                         your investment at $1.00 per share, it is possible
                              to lose money by investing in the Fund.

                              The Fund is subject to the risk that changes in interest rates will affect the yield or value of the Fund's investments in debt securities.

                              The Fund's investments also are subject to credit risk, which is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. Credit risk includes the possibility that any of the Fund's investments will have its credit rating downgraded or will default.


PERFORMANCE BAR CHART AND TABLE


The bar chart and table on       YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
this page provide some           CLASS A SHARES
indication of the risks
of investing in the Prime
Money Market Fund by showing           5.51%   4.88%   4.90%   4.85%
how the Fund has performed.         ----------------------------------------
The bar chart shows how the            1995    '96     '97     '98
performance of the Fund's
Class A shares has varied         ----------------------------------------------
from year to year. Both the       Best quarter:   Q2   1995   +1.37%
bar chart and the table           Worst quarter:  Q4   1998   +1.15%
assume the reinvestment of        ----------------------------------------------
dividends and distributions.
Class B shares had not been
offered for a full calendar
year. Of course, past
performance does not indicate
how the Fund will perform in
the future.



                 AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)
                 Inception   Past       Past 5       Past 10       Since
                  Date       Year       Years        Years         Inception

CLASS A          3/29/94     4.85%      N/A          N/A           4.89%
Class I          7/1/96      5.11%      N/A          N/A           5.10%


As of December 31, 1998, the Fund's 7-day yield for Class A was 4.69%. Without fee waivers and expense reimbursements, the Fund's yield would have been 4.68% for this time period. For current yield information on the Fund, call 1-800-852-0045. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Prime Money Market Fund,     Transaction
you will pay certain fees and       Fees (fees
expenses, which are described in    paid by you              CLASS          CLASS         CLASS
the tables. Shareholder             directly)                A SHARES       B SHARES      I SHARES
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out     Maximum sales
of Fund assets, and are reflected   charge (load)
in the Fund's yield.                on purchases AS A %
                                    OF OFFERING PRICE        None           None          None
                                    -------------------------------------------------------------

                                    Maximum deferred
                                    sales charge (CDSC)      None           4.00%1        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .25%           .25%          .25%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      None           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .57%           .58%           .48%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expense24      .82%          1.58%           .73%

--------------------

1 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

2 Other expenses have been restated for Class I to reflect current fees. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements that are or were in effect. Total expenses after fee waivers and expense reimbursements for each class were: Class A, .81%;
     Class B, 1.55%; and Class I, .58%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.


EXPENSE EXAMPLE
                                                PRIME MONEY MARKET                  1           3           5           10
Use the example at right to help you            FUND                                Year       Years       Years       Years
compare the cost of investing in the            CLASS A SHARES                     $ 84        $262        $  455      $1,014
Fund with the cost of investing in              ------------------------------------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $561        $799        $1,060      $1,576
would pay, assuming the following:
                                                Assuming no Redemption             $161        $499        $  860      $1,576
   o $10,000 investment                         -----------------------------------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $ 75        $233        $  406      $  906
   o no changes in the Fund's                   -----------------------------------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

GOVERNMENT MONEY MARKET FUND
TICKER SYMBOLS:
CLASS A - N/A
CLASS B - N/A
CLASS I - N/A

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with as high a
                              level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT          The Fund invests in securities issued or
STRATEGIES                    guaranteed as to payment of principal and interest
                              by the U.S. Government, or its agencies or instrumentalities, and enters into repurchase agreements in respect thereof.

                              The income from the Fund's investment in direct obligations of the United States is exempt from state and local, but not Federal, income taxes. Dividends and distributions attributable to income from other U.S. Government securities and repurchase agreements may be subject to Federal, state and local taxes.

                              The Fund invests based on considerations of safety of principal and liquidity, which means that the Fund may not necessarily invest in securities paying the highest available yield at a particular time. The Fund will attempt to increase its yield by trading to take advantage of short-term market variations. The Adviser generally evaluates investments based on interest rate sensitivity.

PRINCIPAL INVESTMENT          Although the Fund seeks to preserve the value of
RISKS                         your investment at $1.00 per share, it is possible
                              to lose money by investing in the Fund. The Fund is subject to the risk that changes in interest rates will affect the yield or value of the Fund's investments.

                              A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value of such securities nor the Fund's share price is guaranteed.


PERFORMANCE BAR CHART AND TABLE

As of the date of this prospectus, the Fund had not completed a year of operations. Accordingly, no performance information is provided.

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Government Money Market      Transaction
Fund you will pay certain fees      Fees (fees
and expenses, which are described   paid by you              CLASS          CLASS         CLASS
in the tables. Shareholder          directly)                A SHARES       B SHARES      I SHARES
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out     Maximum sales
of Fund assets, and are reflected   charge (load)
in the Fund's yield.                on purchases AS A %
                                    OF OFFERING PRICE        None           None          None
                                    -------------------------------------------------------------

                                    Maximum deferred
                                    sales charge (CDSC)      None           4.00%1        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .25%           .25%          .25%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      None           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .50%           .35%           .40%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expense2       .75%          1.35%           .65%

--------------------

1 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

2 Other expenses for each class are based on estimated amounts for the current fiscal year. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements in effect. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

EXPENSE EXAMPLE
                                                GOVERNMENT MONEY MARKET             1           3
Use the example at right to help you            FUND                                Year       Years
compare the cost of investing in the            CLASS A SHARES                     $ 77        $240
Fund with the cost of investing in              ----------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $537        $728
would pay, assuming the following:
                                                Assuming no Redemption             $137        $428
   o $10,000 investment                         ----------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $ 66        $208
   o no changes in the Fund's                   ----------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

TREASURY MONEY MARKET FUND
TICKER SYMBOLS:
CLASS A - ITAXX
CLASS I - ITMXX

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with as high a
                              level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT          The Fund invests primarily in U.S. Treasury
                              securities and repurchase agreements in respect thereof. The Fund may invest up to 35% of its assets in other securities guaranteed as to payment of principal and interest by the U.S.
                              Government and repurchase agreements in respect thereof.

                              The income from the Fund's investment in direct obligations of the United States is exempt from state and local, but not Federal, income taxes. Dividends and distributions attributable to income from repurchase agreements may be subject to Federal, state and local taxes.

                              The Fund invests based on considerations of safety of principal and liquidity, which means that the Fund may not necessarily invest in securities paying the highest available yield at a particular time. The Fund will attempt to increase its yield by trading to take advantage of short-term market variations. The Adviser generally evaluates investments based on interest rate sensitivity.

PRINCIPAL INVESTMENT          Although the Fund seeks to preserve the value of
RISKS                         your investment at $1.00 per share, it is possible
                              to lose money by investing in the Fund. The Fund is subject to the risk that changes in interest rates will affect the yield or value of the Fund's investments.

                              A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value of such securities nor the Fund's share price is guaranteed.

PERFORMANCE BAR CHART AND TABLE


The bar chart and table on         YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
this page provide some                  CLASS A SHARES
indication of the risks of
investing in the Treasury          2.06%   4.05%   5.41%   4.78%   4.78%   4.68%
Money Market Fund by              ----------------------------------------------
showing how the Fund has           1993    '94     '95     '96     '97     '98
performed. The bar chart
shows how the performance          ---------------------------------------------
of the Fund's Class A shares       Best quarter:      Q2    1995      +1.36%
has varied from year to year.      Worst quarter:     Q3    1993      + .60%
Both the bar chart and the         ---------------------------------------------
table assume the reinvestment
of dividends and distributions.
Of course, past performance
does not indicate how the
Fund will perform in the future.



                  AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)

                  Inception      Past     Past 5       Past 10      Since
                   Date          Year     Years        Years        Inception

Class A           10/1/92*       4.68%    4.74%        N/A          4.29%
Class I           7/1/96         4.93%    N/A          N/A          4.97%


As of December 31, 1998, the Fund's 7-day yield for Class A was 4.22%. Without fee waivers and expense reimbursements, the Fund's yield would have been 4.21% for this time period. For current yield information on the Fund, call 1-800-852-0045. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

* The Treasury Money Market Fund commenced operations on 3/29/94 through a transfer of assets from collective trust fund accounts managed by the Adviser, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes the performance of these trust accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The trust accounts were not registered with the SEC and were not subject to the investment restrictions imposed by law on registered mutual funds. If these trust accounts had been registered, their returns may have been lower.

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Treasury Money Market        Transaction
Fund you will pay certain fees      Fees (fees
and expenses, which are described   paid by you              CLASS      CLASS
in the tables. Shareholder          directly)                A SHARES   I SHARES
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out     Maximum sales
of Fund assets, and are reflected   charge (load)
in the Fund's yield.                on purchases AS A %
                                    OF OFFERING PRICE        None       None
                                    --------------------------------------------

                                    Maximum deferred
                                    sales charge (CDSC)      None       None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class      Class
                                    (fees paid from          A SHARES   I SHARES
                                    Fund assets)
                                    --------------------------------------------
                                    Management Fee           .25%       .25%
                                    --------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      None       None
                                    --------------------------------------------
                                    Other Expenses           .53%       .43%
                                    --------------------------------------------
                                    Total Annual Fund
                                    Operating Expense1       .78%       .68%

--------------------

1 Other expenses have been restated for Class I to reflect current fees. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements that are or were in effect. Total expenses after fee waivers and expense reimbursements for each class were: Class A, .77%; and Class I, .53%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

EXPENSE EXAMPLE
                                                TREASURY MONEY MARKET               1           3         5        10
Use the example at right to help you            FUND                                Year       Years    Years     Years
compare the cost of investing in the            CLASS A SHARES                     $ 80        $249    $433       $966
Fund with the cost of investing in              ----------------------------------------------------------------------
other mutual funds.  It illustrates the         CLASS I SHARES                     $ 69        $218    $379       $847
amount of fees and expenses you
would pay, assuming the following:

   o $10,000 investment
   o 5% annual return
   o no changes in the Fund's
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

TAX-EXEMPT MONEY MARKET FUND
TICKER SYMBOLS:
CLASS A - N/A
CLASS I - N/A


INVESTMENT OBJECTIVE          The Fund seeks to provide investors with as high a
                              level of current income exempt from Federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT          The Fund normally invests substantially all of its
STRATEGIES                    assets in short-term municipal obligations that
                              provide income exempt from Federal income tax.
                              Municipal obligations are debt obligations issued by states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, and certain other entities. The Adviser buys and sells municipal obligations based on considerations of safety of principal and liquidity, which means the Fund may not necessarily invest in securities paying the highest available yield at a particular time. The
                              Adviser evaluates municipal obligations based on credit quality, financial outlook and interest rate sensitivity, and seeks to diversify the Fund's investments across several different states, sectors and issuers.

PRINCIPAL INVESTMENT          Although the Fund seeks to preserve the value of
RISKS                         your investment at $1.00 per share, it is possible
                              to lose money by investing in the Fund. The Fund's investments in short-term municipal obligations will be subject primarily to interest rate and credit risk. Prices of municipal obligations tend to move inversely with changes in interest rates.
                              The most immediate effect of a rise in rates is usually a drop in the prices of such securities, and therefore in the Fund's share price as well.
                              Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. The Fund's investments also are subject to credit risk, which is the risk that the issuer of the security will fail to make timely payments of interest or principal, or to otherwise honor its obligations. Credit risk includes the possibility that any of the Fund's investments will have its credit rating downgraded or will default. Although the Fund's objective is to generate income exempt from Federal income tax, interest from some of the Fund's holdings may be subject to the Federal alternative minimum tax.

PERFORMANCE BAR CHART AND TABLE

As of the date of this prospectus, the Fund had not completed a year of operations. Accordingly, no performance information is provided.

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Tax-Exempt Money Market      Transaction
Fund you will pay certain fees      Fees (fees
and expenses, which are described   paid by you              CLASS          CLASS         CLASS
in the tables. Shareholder          directly)                A SHARES       B SHARES      I SHARES
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out     Maximum sales
of Fund assets, and are reflected   charge (load)
in the Fund's yield.                on purchases AS A %
                                    OF OFFERING PRICE        None           None          None
                                    -------------------------------------------------------------

                                    Maximum deferred
                                    sales charge (CDSC)      None           4.00%1        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .35%           .35%          .35%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      None           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .57%           .58%           .47%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expense2       .92%          1.68%           .82%

--------------------

1 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

2 Other expenses for each class are based on estimated amounts for the current fiscal year. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements in effect. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

EXPENSE EXAMPLE
                                                TAX-EXEMPT MONEY MARKET             1           3
Use the example at right to help you            FUND                                Year       Years
compare the cost of investing in the            CLASS A SHARES                     $ 94        $293
Fund with the cost of investing in              ----------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $571        $830
would pay, assuming the following:
                                                Assuming no Redemption             $171        $530
   o $10,000 investment                         ----------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $ 84        $262
   o no changes in the Fund's                   ----------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

                              STRATEGIC PORTFOLIOS--These Funds are "fund of
                                   funds" which will invest substantially all of their assets in Institutional Shares (Class
                                   I) of the Funds (Underlying Funds) as
                                   described herein.



WHO MAY WANT TO               Consider investing in these Funds if you are:
INVEST?
                              !    seeking to spread your investment among many
                                   different mutual funds that match your goals in one simple package
                              !    seeking investment professionals to select
                                   and maintain a portfolio of mutual funds for you
                              !    seeking the benefits of asset allocation and
                                   multiple levels of risk reducing
                                   diversification

                              These Funds may not be appropriate if you are:


                              !    pursuing a short-term goal or investing
                                   emergency reserves
                              ! uncomfortable with an investment that will fluctuate in value

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

AGGRESSIVE GROWTH PORTFOLIO
TICKER SYMBOLS:
CLASS A - N/A
CLASS B - N/A
CLASS I - N/A

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with OBJECTIVE
                              capital growth.

PRINCIPAL INVESTMENT          The Fund allocates its assets among the Underlying
STRATEGIES                    Funds within predetermined strategy ranges, as set
                              forth below. The Adviser will make allocation decisions according to its outlook for the economy, financial markets and relative market valuation of the Underlying Funds.


                              The Fund will invest 65% to 100% of its total assets in four Underlying Funds which invest primarily in equity securities and up to 30% of its total assets in one Underlying Fund which invests in money market instruments. The Fund will invest its assets in the following Underlying Funds within the strategy ranges (expressed as a percentage of the Fund's total assets) indicated below:


                              UNDERLYING FUND                    STRATEGY RANGE
                              ISG Large-Cap Equity Fund              30-50%
                              ISG Capital Growth Fund                25-45%
                              ISG Small-Cap Opportunity Fund          5-15%
                              ISG International Equity Fund           5-15%
                              ISG Prime Money Market Fund             0-30%

                              The Underlying Funds are described earlier in this Prospectus.

PRINCIPAL INVESTMENT          The Fund's investments are concentrated in the
RISKS                         Underlying Funds, so the Fund's investment
                              performance is directly related to the performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by such Underlying Funds. In addition, since the Fund must allocate its investments among the Underlying
                              Funds, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Underlying Fund's holdings.

                              The Fund invests in Underlying Funds that invest primarily in equity securities. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced.

PERFORMANCE BAR CHART AND TABLE

As of the date of this prospectus, the Fund had not completed a year of operations. Accordingly, no performance information is provided.

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Aggregive Growth Portfolio,  Transaction
you will pay certain fees and       Fees (fees
expenses, which are described in    paid by you              CLASS          CLASS         CLASS
the tables. Shareholder             directly)                A SHARES       B SHARES      I SHARES
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out     Maximum sales
of Fund assets, and are reflected   charge (load)
in the share price.                 on purchases AS A %
                                    OF OFFERING PRICE        4.75%1         None          None
                                    -------------------------------------------------------------

                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .20%           .20%          .20%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .54%           .64%           .54%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4      .99%          1.59%           .74%


--------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

4 Other expenses for each class are based on estimated amounts for the current fiscal year. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements in effect. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

In addition to the expenses shown above, if you buy and hold shares of the Aggressive Growth Portfolio you will indirectly bear your pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund invests, so that the investment returns of the Fund will be net of the expenses of the Underlying Funds. After combining the total operating expenses of the Fund with those of the Underlying Funds, the estimated average weighted expense ratio is as follows:

               AGGRESSIVE GROWTH PORTFOLIO

    Class A           Class B           Class I
     SHARES            SHARES            SHARES

     2.21%             2.81%             1.96%

EXPENSE EXAMPLE
                                                AGGRESSIVE GROWTH                   1           3
Use the example at right to help you            PORTFOLIO                           Year       Years
compare the cost of investing in the            CLASS A SHARES                     $688        $1,133
Fund with the cost of investing in              -----------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $684        $1,171
would pay, assuming the following:
                                                Assuming no Redemption             $284        $  871
   o $10,000 investment                         -----------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $199        $  615
   o no changes in the Fund's                   -----------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

GROWTH PORTFOLIO
TICKER SYMBOLS:
CLASS A - N/A
CLASS B - N/A
CLASS I - N/A

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with long-term
                              capital growth.

PRINCIPAL INVESTMENT          The Fund allocates its assets among the Underlying
STRATEGIES                    Funds within predetermined strategy ranges, as set
                              forth below. The Adviser will make allocation decisions according to its outlook for the economy, financial markets and relative market valuation of the Underlying Funds.


                              The Fund will invest 65% to 90% of its total assets in five Underlying Funds which invest primarily in equity securities, 10% to 20% of its total assets in one Underlying Fund which invests primarily in fixed income securities and up to 20% of its total assets in one Underlying Fund which invests in money market instruments. The Fund will invest its assets in the following Underlying Funds within the strategy ranges (expressed as a percentage of the Fund's total assets) indicated below:


                              UNDERLYING FUND                   STRATEGY RANGE
                              ISG Large-Cap Equity Fund             15-30%
                              ISG Capital Growth Fund               15-30%
                              ISG Equity Income Fund                15-25%
                              ISG Small-Cap Opportunity Fund         5-10%
                              ISG International Equity Fund          5-10%
                              ISG Income Fund                       10-20%
                              ISG Prime Money Market Fund            0-20%

                              The Underlying Funds are described earlier in this Prospectus.

PRINCIPAL INVESTMENT          The Fund's investments are concentrated in the
RISKS                         Underlying Funds, so the Fund's investment
                              performance is directly related to the performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by such Underlying Funds. In addition, since the Fund must allocate its investments among the Underlying
                              Funds, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Underlying Fund's holdings.

                              The Fund invests in Underlying Funds that invest primarily in equity securities. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced.


PERFORMANCE BAR CHART AND TABLE

As of the date of this prospectus, the Fund had not completed a year of operations. Accordingly, no performance information is provided.

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Growth Portfolio             Transaction
you will pay certain fees           Fees (fees
and expenses, which are described   paid by you              CLASS          CLASS         CLASS
in the tables. Shareholder          directly)                A SHARES       B SHARES      I SHARES
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out     Maximum sales
of Fund assets, and are reflected   charge (load)
in the share price.                 on purchases AS A %
                                    OF OFFERING PRICE        4.75%1         None          None
                                    -------------------------------------------------------------

                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .20%           .20%          .20%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .54%           .64%           .54%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4      .99%          1.59%           .74%

--------------------

1    Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

4 Other expenses for each class are based on estimated amounts for the current fiscal year. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements in effect. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

In addition to the expenses shown above, if you buy and hold shares of the Growth & Income Portfolio you will indirectly bear your pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund invests, so that the investment returns of the Fund will be net of the expenses of the Underlying Funds. After combining the total operating expenses of the Fund with those of the Underlying Funds, the estimated average weighted expense ratio is as follows:


               GROWTH PORTFOLIO

    Class A           Class B           Class I
     SHARES            SHARES            SHARES

     2.23%             2.83%             1.98%


EXPENSE EXAMPLE
                                                GROWTH PORTFOLIO                    1           3
Use the example at right to help you                                                Year       Years
compare the cost of investing in the            CLASS A SHARES                     $690        $1,139
Fund with the cost of investing in              ----------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $686        $1,177
would pay, assuming the following:
                                                Assuming no Redemption             $286        $  877
   o $10,000 investment                         ----------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $201        $  621
   o no changes in the Fund's                   ----------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

GROWTH & INCOME PORTFOLIO
TICKER SYMBOLS:
CLASS A - N/A
CLASS B - N/A
CLASS I - N/A

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with long-term
                              capital growth and a moderate level of current income.

PRINCIPAL INVESTMENT          The Fund allocates its assets among the Underlying
STRATEGIES                    Funds within predetermined strategy ranges, as set
                              forth below. The Adviser will make allocation decisions according to its outlook for the economy, financial markets and relative market valuation of the Underlying Funds.


                              The Fund will invest 45% to 75% of its total assets in three Underlying Funds which invest primarily in equity securities, 25% to 45% of its total assets in two Underlying Funds which invest primarily in fixed income securities and up to 20% of its total assets in one Underlying Fund which invests in money market instruments. The Fund will invest its assets in the following Underlying Funds within the strategy ranges (expressed as a percentage of the Fund's total assets) indicated below:



                              UNDERLYING FUND                  STRATEGY RANGE

                               ISG Large-Cap Equity Fund             15-25%
                               ISG Capital Growth Fund               15-25%
                               ISG Equity Income Fund                15-25%
                               ISG Income Fund                       15-25%
                               ISG Limited Term Income Fund          10-20%
                               ISG Prime Money Market Fund            0-20%

                              The Underlying Funds are described earlier in this Prospectus.

PRINCIPAL INVESTMENT          The Fund's investments are concentrated in the
                              Underlying Funds, so the Fund's investment performance is directly related to the performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by such Underlying Funds. In addition, since the Fund must allocate its investments among the Underlying
                              Funds, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Underlying Fund's holdings.

                              The Fund invests in Underlying Funds that invest primarily in equity securities. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced.

                              The Fund also invests in Underlying Funds that invest primarily in fixed income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.


PERFORMANCE BAR CHART AND TABLE

As of the date of this prospectus, the Fund had not completed a year of operations. Accordingly, no performance information is provided.

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Growth & Income Portfolio,   Transaction
you will pay certain fees           Fees (fees
and expenses, which are described   paid by you              CLASS          CLASS         CLASS
in the tables. Shareholder          directly)                A SHARES       B SHARES      I SHARES
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out     Maximum sales
of Fund assets, and are reflected   charge (load)
in the share price.                 on purchases AS A %
                                    OF OFFERING PRICE        4.75%1         None          None
                                    -------------------------------------------------------------

                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .20%           .20%          .20%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .54%           .64%           .54%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4      .99%          1.59%           .74%

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

4 Other expenses for each class are based on estimated amounts for the current fiscal year. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements in effect. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.


In addition to the expenses shown above, if you buy and hold shares of the Growth & Income Portfolio you will indirectly bear your pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund invests, so that the investment returns of the Fund will be net of the expenses of the Underlying Funds. After combining the total operating expenses of the Fund with those of the Underlying Funds, the estimated average weighted expense ratio is as follows:

               GROWTH & INCOME PORTFOLIO

    Class A           Class B           Class I
     SHARES            SHARES            SHARES

     2.15%             2.75%             1.90%


EXPENSE EXAMPLE
                                                GROWTH & INCOME                     1           3
Use the example at right to help you            PORTFOLIO                           Year       Years
compare the cost of investing in the            CLASS A SHARES                     $683        $1,116
Fund with the cost of investing in              ----------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $678        $1,153
would pay, assuming the following:
                                                Assuming no Redemption             $278        $  853
   o $10,000 investment                         ----------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $193        $  597
   o no changes in the Fund's                   ----------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

MODERATE GROWTH & INCOME PORTFOLIO
TICKER SYMBOLS:
CLASS A - N/A
CLASS B - N/A
CLASS I - N/A

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with current
                              income and a moderate level of capital growth.

PRINCIPAL INVESTMENT          The Fund allocates its assets among the Underlying
STRATEGIES                    Funds within predetermined strategy ranges, as set
                              forth below. The Adviser will make allocation decisions according to its outlook for the economy, financial markets and relative market valuation of the Underlying Funds.


                              The Fund will invest 15% to 45% of its total assets in three Underlying Funds which invest primarily in equity securities, 45% to 85% of its total assets in two Underlying Funds which invest primarily in fixed income securities and up to 20% of its total assets in one Underlying Fund which invests in money market instruments. The Fund will invest its assets in the following Underlying Funds within the strategy ranges (expressed as a percentage of the Fund's total assets) indicated below:


                              UNDERLYING FUND                   STRATEGY RANGE

                              ISG Limited Term Income Fund            25-45%
                              ISG Income Fund                         20-40%
                              ISG Large-Cap Equity Fund                5-15%
                              ISG Capital Growth Fund                  5-15%
                              ISG Equity Income Fund                   5-15%
                              ISG Prime Money Market Fund              0-20%

                              The Underlying Funds are described earlier in this Prospectus.

PRINCIPAL INVESTMENT          The Fund's investments are concentrated in the
RISKS                         Underlying Funds, so the Fund's investment
                              performance is directly related to the performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by such Underlying Funds. In addition, since the Fund must allocate its investments among the Underlying
                              Funds, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Underlying Fund's holdings.

                              The Fund invests in Underlying Funds that invest primarily in fixed income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.

                              The Fund also invests in Underlying Funds that invest primarily in equity securities. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced.

PERFORMANCE BAR CHART AND TABLE

As of the date of this prospectus, the Fund had not completed a year of operations. Accordingly, no performance information is provided.

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Moderate Growth & Income     Transaction
Portfolio, you will pay certain     Fees (fees
fees and expenses, which are        paid by you              CLASS          CLASS         CLASS
described in the tables.            directly)                A SHARES       B SHARES      I SHARES
Shareholder transaction fees
are paid from your account.
Annual Fund operating expenses      Maximum sales
are paid out of Fund assets, and    charge (load)
are reflected in the share price.   on purchases AS A %
                                    OF OFFERING PRICE        4.75%1         None          None
                                    -------------------------------------------------------------

                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .20%           .20%          .20%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .54%           .64%           .54%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4      .99%          1.59%           .74%

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

4 Other expenses for each class are based on estimated amounts for the current fiscal year. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements in effect. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

In addition to the expenses shown above, if you buy and hold shares of the Growth & Income Portfolio you will indirectly bear your pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund invests, so that the investment returns of the Fund will be net of the expenses of the Underlying Funds. After combining the total operating expenses of the Fund with those of the Underlying Funds, the estimated average weighted expense ratio is as follows:

               MODERATE GROWTH & INCOME PORTFOLIO

    Class A           Class B           Class I
     SHARES            SHARES            SHARES

     2.11%             2.71%             1.86%


EXPENSE EXAMPLE
                                                MODERATE GROWTH &                   1           3
Use the example at right to help you            INCOME PORTFOLIO                    Year       Years
compare the cost of investing in the            CLASS A SHARES                     $679        $1,104
Fund with the cost of investing in              ----------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $674        $1,141
would pay, assuming the following:
                                                Assuming no Redemption             $274        $  841
   o $10,000 investment                         ----------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $189        $  585
   o no changes in the Fund's                   ----------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

CURRENT INCOME PORTFOLIO
TICKER SYMBOLS:
CLASS A - N/A
CLASS B - N/A
CLASS I - N/A

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with current
                              income.

PRINCIPAL INVESTMENT          The Fund allocates its assets among the Underlying
STRATEGIES                    Funds within predetermined strategy ranges, as set
                              forth below. The Adviser will make allocation decisions according to its outlook for the economy, financial markets and relative market valuation of the Underlying Funds.


                              The Fund will invest 75% to 100% of its total assets in two Underlying Funds which invest primarily in fixed income securities and up to 30% of its total assets in one Underlying Fund which invests in money market instruments. The Fund will invest its assets in the following Underlying Funds within the strategy ranges (expressed as a percentage of the Fund's total assets) indicated below:


                              UNDERLYING FUND                  STRATEGY RANGE

                              ISG Limited Term Income Fund           40-60%
                              ISG Income Fund                        35-55%
                              ISG Prime Money Market Fund             0-30%

                              The Underlying Funds are described earlier in this Prospectus.

PRINCIPAL INVESTMENT          The Fund's investments are concentrated in the
RISKS                         Underlying Funds, so the Fund's investment
                              performance is directly related to the performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by such Underlying Funds. In addition, since the Fund must allocate its investments among the Underlying
                              Funds, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Underlying Fund's holdings.

                              The Fund invests in Underlying Funds that invest primarily in fixed income securities, which are subject to interest rate, credit and prepayment risk.

                              Prices of fixed income securities tend to move inversely with changes in interest rates. The most immediate effect of a rise in rates is usually a drop in the prices of such securities, and therefore in the Underlying Fund's share price as well. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. To the extent the Underlying Funds maintain a comparatively long duration, their share prices will react more to interest rate movements.

                              The Underlying Funds' investments also are subject to credit risk, which is the risk that the issuer of the security will fail to make timely payments of interest or principal, or to otherwise honor its obligations. Credit risk includes the possibility that any of the Underlying Funds' investments will have its credit rating downgraded or will default.

                              Mortgage-related and asset-backed securities, which are derivative instruments, are subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. If the borrowers prepay some or all of the principal owed to the issuer much earlier than expected, the Underlying Fund may have to replace the security by investing the proceeds in a less attractive security which could reduce the Underlying Fund's share price or yield.

PERFORMANCE BAR CHART AND TABLE

As of the date of this prospectus, the Fund had not completed a year of operations. Accordingly, no performance information is provided.

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Current Income               Transaction
Portfolio, you will pay certain     Fees (fees
fees and expenses, which are        paid by you              CLASS          CLASS         CLASS
described in the tables.            directly)                A SHARES       B SHARES      I SHARES
Shareholder transaction fees
are paid from your account.
Annual Fund operating expenses      Maximum sales
are paid out of Fund assets, and    charge (load)
are reflected in the share price.   on purchases AS A %
                                    OF OFFERING PRICE        3.00%1         None          None
                                    -------------------------------------------------------------

                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .20%           .20%          .20%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .54%           .64%           .54%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4      .99%          1.59%           .74%

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

4 Other expenses for each class are based on estimated amounts for the current fiscal year. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements in effect. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

In addition to the expenses shown above, if you buy and hold shares of the Growth & Income Portfolio you will indirectly bear your pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund invests, so that the investment returns of the Fund will be net of the expenses of the Underlying Funds. After combining the total operating expenses of the Fund with those of the Underlying Funds, the estimated average weighted expense ratio is as follows:

               CURRENT INCOME PORTFOLIO

    Class A           Class B           Class I
     SHARES            SHARES            SHARES

     2.09%             2.69%             1.84%


EXPENSE EXAMPLE
                                                CURRENT INCOME PORTFOLIO            1           3
Use the example at right to help you                                                Year       Years
compare the cost of investing in the            CLASS A SHARES                     $506        $  935
Fund with the cost of investing in              ----------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $672        $1,135
would pay, assuming the following:
                                                Assuming no Redemption             $272        $  835
   o $10,000 investment                         ----------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $187        $  579
   o no changes in the Fund's                   ----------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

EQUITY FUNDS

INTERNATIONAL EQUITY FUND--The Fund will invest at least 65% of its total assets in equity securities of non-United States companies (i.e., incorporated or organized outside the United States). Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in the equity securities of companies within not less than three different countries (not including the United States).

Foreign securities held by the Fund may trade on days when the Fund does not calculate its NAV and thus affect the Fund's NAV on days when investors have no access to the Fund.

The Fund is not required to invest exclusively in common stocks or other equity securities, and, if deemed advisable, the Fund may invest, to a limited extent, in fixed income securities and money market instruments. The Fund will not invest in fixed income securities rated lower than A by a credit rating agency, such as Moody's, S&P, Fitch or Duff, or, if unrated, deemed to be of comparable quality by the Adviser.

The Fund may engage in foreign currency transactions to hedge the Fund's portfolio or increase returns. The Fund's success in these transactions will depend principally on the Sub-Adviser's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

The Fund also may engage in short-selling, which involves selling a security it does not own in anticipation of a decline in the market price of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it later in the market. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

SMALL-CAP OPPORTUNITY FUND--The Fund will invest at least 65% of its total assets in small-cap equity securities. The Fund also may invest in debt securities of domestic issuers rated no lower than investment grade (Baa/BBB) by a credit rating agency, or, if unrated, deemed to be of comparable quality by the Adviser.

MID-CAP FUND--The Fund will invest at least 65% of its total assets in mid-cap equity securities. The Fund may invest up to 20% of its total assets in securities of foreign issuers traded on the New York or American Stock Exchange or in the over-the-counter market in the form of depositary receipts, such as ADRs. The Fund also may invest in debt securities of domestic issuers rated no lower than investment grade (Baa/BBB) by a credit rating agency, or, if unrated, deemed to be of comparable quality by the Adviser.

Securities of foreign issuers (including ADRs) fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Foreign securities tend to be more volatile than U.S. securities because they include special risks such as exposure to currency fluctuations, a lack of comprehensive company information, potential instability, and differing auditing and legal standards.

CAPITAL GROWTH FUND--The Fund will invest at least 65% of its total assets in equity securities. The Fund also may invest in debt securities of domestic and foreign issuers when the Adviser believes that such securities offer opportunities for capital growth. The Fund may invest up to 10% of its total assets in foreign securities which are not publicly traded in the United States.


At least 65% of the Fund's total assets invested in debt securities must consist of debt securities which are rated no lower than investment grade (Baa/BBB) by a credit rating agency, or, if unrated, deemed to be of comparable quality by the Adviser. The remainder of such assets may be invested in debt securities which are rated no lower than Ba by Moody's and BB by S&P, Fitch and Duff or, if unrated, deemed to be of comparable quality by the Adviser. Debt securities rated Ba by Moody's and BB by S&P, Fitch and Duff are considered speculative grade debt (also known as junk bonds) and the payment of principal and interest may be affected at any time by adverse economic changes.


LARGE-CAP EQUITY FUND--The Fund will invest at least 70% of its total assets in equity securities. The Fund also may invest in debt securities of domestic issuers rated no lower than investment grade (Baa/BBB) by a credit rating agency, or, if unrated, deemed to be of comparable quality by the Adviser.

EQUITY INCOME FUND--The Fund will invest at least 65% of its total assets in dividend-paying equity securities. The Adviser anticipates investing from time to time approximately 25% of the Fund's total assets in convertible securities and preferred stock. The Fund also may invest in mortgage-related securities, including real estate investment trusts ("REITs"). The value of securities issued by REITs are affected by changes in the value of property in which the REIT invests, tax and regulatory requirements, and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status.


At least 65% of the Fund's total assets invested in debt securities must consist of debt securities which are rated no lower than investment grade (Baa/BBB) by a credit rating agency, or, if unrated, deemed to be of comparable quality by the Adviser. The remainder of such assets may be invested in debt securities which are rated no lower than Ba by Moody's and BB by S&P, Fitch and Duff or, if unrated, deemed to be of comparable quality by the Adviser. Debt securities rated Ba by Moody's and BB by S&P, Fitch and Duff are considered speculative grade debt (also known as junk bonds) and the payment of principal and interest may be affected at any time by adverse economic changes.


APPLICABLE TO ALL EQUITY FUNDS--While the Equity Funds typically invest primarily in common stocks, the equity securities in which they may invest also include convertible securities and preferred stocks. Convertible securities are exchangeable for a certain amount of another form of an issuer's securities, usually common stock, at a prestated price. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer and, thus, typically have lower credit ratings than similar non-convertible securities. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock ordinarily does not carry voting rights.

To a limited extent, each Equity Fund may invest in debt securities. These securities will be subject primarily to interest rate and credit risks. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, the prices of debt securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Credit risk is the possibility that the issuer of the security will fail to make timely payments of interest or principal to the Fund. The credit risk of a Fund depends on the quality of its investments. Certain debt securities that may be purchased by the Funds, such as those rated Baa by Moody's and BBB by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities.

Under adverse market conditions, each Equity Fund may invest some or all of its assets in money market instruments. Although the Fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the Fund may not achieve its investment objective.

Each Equity Fund may invest, to a limited extent, in securities issued by other investment companies which principally invest in securities of the type in which the Fund invests. Such investments will involve duplication of advisory fees and certain other expenses.

Each Equity Fund may invest some assets in derivative securities, such as options and futures. These instruments are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, they sometimes may reduce returns or increase volatility. In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

Each Equity Fund may lend its portfolio securities to brokers, dealers and other financial institutions, which could subject the Fund to risk of loss if the institution breaches it agreement with the Fund. In connection with such loans, the Fund will receive collateral consisting of cash or U.S. Government securities which will be maintained at all times in an amount equal to 100% of the current market value of the loaned securities.

FIXED INCOME FUNDS

INCOME FUND--The Fund will invest at least 65% of its total assets in bonds, debentures and other debt instruments. The issuers may include corporations, partnerships, trusts or similar entities, and governments or their political subdivisions, agencies or instrumentalities.

The securities in which the Fund will invest will consist only of those which, at the time of purchase, are rated no lower than investment grade (Baa/BBB) by a credit rating agency, or, if unrated, deemed to be of comparable quality by the Adviser.

The Fund's controlled duration strategy may limit its ability to take advantage of investment opportunities.

Under adverse market conditions, the Fund may invest some or all of its assets in money market instruments. Although the Fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the Fund may not achieve its investment objective.

GOVERNMENT INCOME FUND--The Fund will invest at least 65% of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements in respect of such securities.

Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells U.S. Government securities to the Fund and agrees to repurchase them on a specific date (usually the next day) and at a specific price. These agreements offer the Fund a means of investing money for a short period of time. If the seller defaults, the Fund could be delayed in selling the securities which could affect the Fund's yield.

LIMITED TERM INCOME FUND--The Fund will invest at least 65% of its total assets in bonds, debentures and other debt instruments. The issuers may include corporations, partnerships, trusts or similar entities, and governments or their political subdivisions, agencies or instrumentalities.

The securities in which the Fund will invest will consist only of those which, at the time of purchase, are rated no lower than investment grade (Baa/BBB) by a credit rating agency, or, if unrated, deemed to be of comparable quality by the Adviser.

The Fund's controlled duration strategy may limit its ability to take advantage of investment opportunities.

Under adverse market conditions, the Fund may invest some or all of its assets in money market instruments. Although the Fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the Fund may not achieve its investment objective.

LIMITED TERM U.S. GOVERNMENT FUND--The Fund will invest at least 65% of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements in respect of such securities.

Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells U.S. Government securities to the Fund and agrees to repurchase them on a specific date (usually the next day) and at a specific price. These agreements offer the Fund a means of investing money for a short period of time. If the seller defaults, the Fund could be delayed in selling the securities which could affect the Fund's yield.

The Fund's controlled duration strategy may limit its ability to take advantage of investment opportunities.

APPLICABLE TO ALL FIXED INCOME FUNDS--U.S. Government securities are bonds or other debt obligations issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. U.S. Treasury securities and some obligations of U.S. Government agencies and instrumentalities are supported by the "full faith and credit" of the United States Government. Other U.S. Government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer or instrumentality. While the U.S. Government provides financial support to U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.

Each Fixed Income Fund may invest, to a limited extent, in securities issued by other investment companies which principally invest in securities of the type in which the Fund invests. Such investments will involve duplication of advisory fees and certain other expenses.

Each Fixed Income Fund may lend its portfolio securities to brokers, dealers and other financial institutions, which could subject the Fund to risk of loss if the institution breaches its agreement with the Fund. In connection with such loans, the Fund will receive collateral consisting of cash or U.S. Government securities which will be maintained at all times in an amount equal to 100% of the current market value of the loaned securities.

Although the Income Fund and Limited Term Income Fund invest principally in the securities of U.S. issuers, they may invest in U.S. dollar denominated securities of foreign issuers. Foreign securities include special risks, such as changing political climate, lack of comprehensive company information and potentially less liquidity.

TAX-EXEMPT FIXED INCOME FUNDS

APPLICABLE TO EACH TENNESSEE FUND--The Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund each will invest, as a fundamental policy, at least 80% of its net assets (except when maintaining a temporary defensive position) in municipal obligations. Under normal circumstances, the Fund will invest at least 65% of its total assets in bonds, debentures, and other debt securities of the State of Tennessee, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and Tennessee personal income taxes. The remainder of the Fund's assets may be invested in securities that are not Tennessee municipal obligations and therefore may be subject to Tennessee income tax. The Fund intends to invest in such securities when their return to investors, taking into account applicable Tennessee income taxes, would be greater than comparably rated Tennessee municipal obligations. In addition, to the extent acceptable Tennessee municipal obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other municipal obligations. When the Fund has adopted a temporary defensive position, including when acceptable Tennessee municipal obligations are unavailable for investment by the Fund, in excess of 35% of the Fund's total assets may be invested in securities that are not exempt from Tennessee State income tax.

The Fund may invest up to 10% of its total assets in industrial development bonds backed only by the assets and revenues of non-governmental users. The Fund may invest up to 10% of its net assets in municipal obligations which provide income subject to the alternative minimum tax.

From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable money market instruments having, at the time of purchase, a quality rating in the two highest grades of Moody's, S&P or Fitch or, if unrated, deemed to be of comparable quality by the Adviser. Except for temporary defensive purposes, at no time will more than 20% of the Fund's net assets be invested in taxable money market instruments and municipal obligations which provide income subject to the alternative minimum tax.

The Limited Term Tennessee Tax-Exempt Fund's controlled duration strategy may limit its ability to take advantage of investment opportunities.

The Fund may invest some assets in derivative securities, such as options and futures, which may give rise to taxable income. These instruments are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, they sometimes may reduce returns or increase volatility. In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

MUNICIPAL INCOME FUND--The Fund will invest, as a fundamental policy, at least 80% of its net assets (except when maintaining a temporary defensive position) in municipal obligations.

The Fund may invest without limitation in industrial development bonds backed only by the assets and revenues of the non-governmental users and other municipal obligations which. Certain industrial development provide income subject to the alternative minimum tax, if the Adviser determines that their purchase is consistent with the Fund's investment objective.

From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable money market instruments having, at the time of purchase, a quality rating in the two highest grades of Moody's, S&P or Fitch or, if unrated, deemed to be of comparable quality by the Adviser. Except for temporary defensive purposes, at no time will more than 20% of the Fund's net assets be invested in taxable money market instruments.

APPLICABLE TO TAX-EXEMPT FIXED INCOME FUNDS--Municipal obligations are debt obligations typically divided into two types:

     o GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power; and

     o REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls.

To the extent described above, each Tax-Exempt Fixed Income Fund may invest in industrial development bonds which, although nominally issued by municipal authorities, are in most cases revenue bonds that are not secured by the taxing power of the municipality, but by the revenues derived from payments by the non-governmental users. Certain industrial development bonds, while exempt from Federal income tax, provide income subject to the alternative minimum tax.

Each Tax-Exempt Fixed Income Fund may invest, to a limited extent, in securities issued by other investment companies which principally invest in securities of the type in which the Fund invests. Such investments will involve duplication of advisory fees and certain other expenses.

Each Tax-Exempt Fixed Income Fund may lend its portfolio securities to brokers, dealers and other financial institutions, which could subject the Fund to risk of loss if the institution breaches its agreement the Fund and may give rise to taxable income. In connection with such loans, the Fund will receive collateral consisting of cash or U.S. Government securities which will be maintained at all times in an amount equal to 100% of the current market value of the loaned securities.

MONEY MARKET FUNDS

PRIME MONEY MARKET FUND--The Fund will invest in U.S. dollar denominated short-term money market obligations.

The Fund usually invests at least 25% of its assets in domestic and/or U.S. dollar denominated foreign bank obligations. Thus, it will have correspondingly greater exposure to the risks generally associated with investments in the banking industry. Sustained increases in interest rates, for example, can adversely affect the availability and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the bank's exposure to credit losses. In addition, economic or regulatory developments in or related to the banking industry, and competition within the banking industry as well as with other types of financial institutions will affect the Fund's return. The Fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

The Fund may purchase asset-backed securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

Since the Fund may invest in U.S. dollar denominated securities issued by foreign issuers, such as foreign governments, foreign banks and foreign subsidiaries or branches of domestic banks, it may be subject to additional investment risk with respect to those securities which are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. Foreign issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect such investments.

GOVERNMENT MONEY MARKET FUND--The Fund will invest at least 65% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. Government, or its agencies or instrumentalities and repurchase agreements in respect thereof.

Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells U.S. Government securities to the Fund and agrees to repurchase them on a specific date (usually the next day) and at a specific price. These agreements offer the Fund a means of investing money for a short period of time. If the seller defaults, the Fund could be delayed in selling the securities which could affect the Fund's yield.

TREASURY MONEY MARKET FUND--The Fund will invest, as a fundamental policy, at least 65% of its total assets in U.S. Treasury securities and repurchase agreements in respect thereof. The remainder of its assets may be invested in other securities guaranteed as to payament of principal and interest by the U.S. Government and repurchase agreements in respect thereof.

Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells U.S. Government securities to the Fund and agrees to repurchase them on a specific date (usually the next day) and at a specific price. These agreements offer the Fund a means of investing money for a short period of time. If the seller defaults, the Fund could be delayed in selling the securities which could affect the Fund's yield.

The Fund will not invest in securities issued or guaranteed by U.S. Government agencies, instrumentalities or government-sponsored enterprises that are not backed by the full faith and credit of the United States.

TAX-EXEMPT MONEY MARKET FUND--The Fund will invest at least 80% of its total assets in short-term municipal obligations. The Fund will invest no more than 20% of its net assets in municipal obligations which provide income subject to the alternative minimum tax and, except for temporary defensive purposes, in other investments subject to Federal income tax.

The Tax-Exempt Money Market Fund may invest more than 25% of the value of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar etypes of projects such as mass transit or water and sewer works, or securities whose issuers are located in the same state. As a result of such investments, the Fund's yield may be more affected by factors pertaining to the economy of the relevant government issuer and other factors specifically affecting the ability of issuers of such securities to meet their obligations.

APPLICABLE TO EACH MONEY MARKET FUND--As a money market fund, each Money Market Fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable price of $1.00 per share. Generally, the Fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by the Adviser. The remainder may be invested in securities with the second highest credit rating. In addition, the Fund must do the following:

     o maintain an average dollar weighted portfolio maturity of 90 days or less

     o buy individual securities that have remaining maturities of 397 days or less

     o    buy only high quality U.S. dollar denominated obligations

Each Money Market Fund may lend its portfolio securities to brokers, dealers and other financial institutions, which could subject the Fund to risk of loss if the institution breaches its agreement with the Fund and, for the Tax-Exempt Money Market Fund, may give rise to taxable income. In connection with such loans, the Fund will receive collateral consisting of cash or U.S. Government securities which will be maintained at all times in an amount equal to 100% of the current market value of the loaned securities.

Each Money Market Fund, except the Tax-Exempt Money Market Fund, may enter into reverse repurchase agreements with banks, brokers or dealers. In these transactions, the Fund sells a portfolio security to another party in return for cash and agrees to repurchase the security generally at a particular price and time. The Fund will use the cash to make investments which either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the time the Fund must repurchase the security. Reverse repurchase agreements may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Such transactions, however, may increase the risk of potential fluctuations in the market value of the Fund's assets. In addition, interest costs on the cash received may exceed the return on the securities purchased.

The Money Market Funds expect to maintain a net asset value of $1.00 per share, but there is no assurance that the Funds will be able to do so on a continuous basis. Each Money Market Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, and for the Prime Money Market Fund and Tax-Exempt Money Market Fund the quality of the instruments in the Fund's investment portfolio, economic conditions and general market conditions.

STRATEGIC PORTFOLIOS

APPLICABLE TO ALL STRATEGIC PORTFOLIOS - The Adviser will make allocation decisions according to its outlook for the economy, financial markets and relative market valuation of the Funds. Each Strategic Portfolio has a "benchmark percentage" representing the asset class mix of the Underlying Funds the Adviser expects to maintain when its assessment of economic conditions and other factors indicate that the financial markets are fairly valued relative to each other. The Adviser anticipates that each Strategic Portfolio's asset class benchmark percentage will be as follows:

                                           BENCHMARK PERCENTAGES


                                                                                         MODERATE
                                      AGGRESSIVE                           GROWTH &      GROWTH &        CURRENT
UNDERLYING FUND                        GROWTH            GROWTH            INCOME        INCOME          INCOME
ASSET CLASS                           PORTFOLIO          PORTFOLIO         PORTFOLIO     PORTFOLIO       PORTFOLIO

Equity...........................        95%               80%               60%            30%              0%
Fixed-Income.....................         0%               15%               35%            65%             95%
Money Market
  Instruments....................         5%                5%                5%             5%              5%


Under normal market conditions, the Adviser expects to adhere to the benchmark percentages set forth above and the strategy ranges set forth herein; however, the Adviser reserves the right to vary such percentages and ranges as the risk/return characteristics of the financial markets or Underlying Fund asset classes, as assessed by the Adviser, vary over time.

Each Strategic Portfolio may invest, in anticipation of otherwise investing cash positions, directly in U.S. Government securities and short-term paper, such as bankers' acceptances. Under normal market conditions, none of the Strategic Portfolios expects to have a substantial portion of its assets invested in such securities. However, when the Adviser determines that adverse market conditions exist, the Fund may adopt a temporary defensive posture and invest entirely in such securities. Although the Fund would do this to avoid losses, it could reduce the benefit of any upswing in the market. During such periods, the Fund may not achieve its investment objective.

Because the Strategic Portfolios invest in the Underlying Funds, there will be duplication of advisory fees and certain other expenses.

APPLICABLE TO ALL FUNDS

YEAR 2000 RISK--Like other funds and business organizations around the world, the Funds could be adversely affected if the computer systems used by the Adviser or a Sub-Adviser and the Funds' other service providers do not properly process and calculate date-related information for the year 2000 and beyond. Year 2000 issues may adversely affect the companies or other issuers in which the Funds invest where, for example, such entities incur substantial costs to address Year 2000 issues or suffer losses caused by the failure to adequately or timely do so. Foreign markets may be less prepared to address Year 2000 issues than U.S. ones.


The Adviser, the Sub-Advisers and the Funds' other service providers (i.e., Administrator, Transfer Agent, Fund Accounting Agent, Custodian and Distributor) have assured the Funds that they have developed and are implementing clearly defined and documented plans intended to minimize risks to services critical to the Funds' operations associated with Year 2000 issues. The Adviser, the Sub-Advisers and the Fund's service providers are likewise seeking assurances from their respective vendors and suppliers that such entities are addressing Year 2000 issues.


While the ultimate costs or consequences of incomplete or untimely resolution of Year 2000 issues by the Adviser, the Sub-Advisers or the Funds' service providers cannot be accurately assessed at this time, the Funds currently have no reason to believe that the Year 2000 plans of the Adviser, the Sub-Advisers and the Funds' service providers will not be completed by December 31, 1999, or that the anticipated costs associated with full implementation of their plans will have a material adverse impact on either their business operations or financial condition or those of the Funds. If any systems upon which the Funds are dependent are not Year 2000 ready by December 31, 1999, administrative errors and account maintenance failures would likely occur, which could result in a decline in the value of the Fund's securities and yield.

FUND MANAGEMENT

INVESTMENT ADVISERS

First American National Bank, located at First American Center, 315 Deaderick Street, Nashville, Tennessee 37237, serves as each Fund's investment adviser. The Adviser is a wholly-owned subsidiary of First American Corporation, a registered bank holding company. First American National Bank, and its affiliates, provide personal trust, estate, employee benefit trust, corporate trust and custody services to over 7,000 accounts, as well as investment advisory services. The Adviser, and its affiliates, as of December 31, 1998, had approximately $10 billion under trust and approximately $6 billion under management.

The Adviser has engaged Lazard Asset Management, Womack Asset Management, Inc. and Bennett Lawrence Management, LLC to serve as sub-investment adviser to the International Equity Fund, Small-Cap Opportunity Fund and Mid-Cap Fund, respectively. The Adviser pays each sub-investment adviser from the advisory fee it receives from the Fund.

Lazard Asset Management, located at 30 Rockefeller Plaza, New York, New York 10112, serves as the sub-investment adviser to the International Equity Fund. Lazard Asset Management, a division of Lazard Freres & Co. LLC, which is a New York limited liability company, provides investment management services to client discretionary accounts with assets totaling approximately $71 billion as of December 31, 1998.

Womack Asset Management, Inc., located at 1667 Lelia Drive, Suite 101, Jackson, Mississippi 39216, serves as the sub-investment adviser to the Small-Cap Opportunity Fund. Womack Asset Management provides investment management services to one other investment company portfolio and to client discretionary accounts totaling approximately $160 million as of December 31, 1998. Bennett Lawrence Management, LLC, located at 757 Third Avenue, New York, New York 10017, serves as the sub-investment adviser to the Mid-Cap Fund. Bennett Lawrence Management provides discretionary investment management services to client discretionary accounts with assets totaling approximately $950 million as of December 31, 1998.

The table below shows the investment advisory fee rate paid (or payable for those Funds which had not commenced operations) to the Adviser by the relevant Fund for the fiscal year ended December 31, 1998.


NAME OF FUND                                           ANNUAL RATE


International Equity Fund                                 .68%
Small-Cap Opportunity Fund                                .95%
Mid-Cap Fund                                             1.00%
Capital Growth Fund                                       .64%
Large-Cap Equity Fund                                     .75%
Equity Income Fund                                        .65%
Income Fund                                               .50%
Government Income Fund                                    .60%
Limited Term Income Fund                                  .50%
Limited Term U.S. Government Fund                         .50%
Tennessee Tax-Exempt Fund                                 .50%
Municipal Income Fund                                     .30%
Limited Term Tennessee Tax-Exempt Fund                    .50%
Prime Money Market Fund                                   .25%
Government Money Market Fund                              .25%
Treasury Money Market Fund                                .25%
Tax-Exempt Money Market Fund                              .35%
Aggressive Growth Portfolio                               .20%
Growth Portfolio                                          .20%
Growth & Income Portfolio                                 .20%
Moderate Growth & Income Portfolio                        .20%
Current Income Portfolio                                  .20%



PRIMARY PORTFOLIO MANAGERS

The primary portfolio manager for each Fund, other than the Money Market Funds, is as follows:

INTERNATIONAL EQUITY FUND--Herbert W. Gullquist and John R. Reinsberg. Messrs. Gullquist and Reinsberg have been the International Equity Fund's primary portfolio managers since its inception, and have been Managing Directors of Lazard for over five years.

SMALL-CAP OPPORTUNITY FUND--William A. Womack. Mr. Womack has been the Small-Cap Opportunity Fund's primary portfolio manager since its inception. Mr. Womack formed Womack Management in February 1997. For more than 12 years prior thereto, he was a Senior Vice President and Trust Investment Officer of Deposit Guaranty National Bank.

MID-CAP FUND--S. Van Zandt Schreiber and Robert W. Deaton. Messrs. Schreiber and Deaton have been the Mid-Cap Fund's primary portfolio managers since its inception. Mr. Schreiber has been the Chief Portfolio Manager at Bennett Lawrence since its inception in August 1995. For more than five years prior thereto, Mr. Schreiber was Managing Director and Senior Growth Portfolio Manager with Deutsche Morgan Grenfell/C.J. Lawrence, Inc. Mr. Deaton has been an Associate Portfolio Manager at Bennett Lawrence since its inception in August 1995. From 1994 to August 1995, Mr. Deaton was a portfolio manager and research analyst with Deutsche Morgan Grenfell/C.J. Lawrence, Inc. Prior thereto, Mr. Deaton managed the Long-Term Growth Fund for the Tennessee Consolidated Retirement System.

CAPITAL GROWTH FUND--Charles E. Winger, Jr. Mr. Winger has been the Capital Growth Fund's primary portfolio manager since its inception. He has been a Trust Officer of the Adviser since 1988.

LARGE-CAP EQUITY FUND--Ronald E. Lindquist. Mr. Lindquist, who has over 30 years' experience as a portfolio manager, has been the Large-Cap Equity Fund's primary portfolio manager since its inception, and has been employed by the Adviser since May 1998. Since 1978, he was employed by Deposit Guaranty National Bank and Commercial National Bank, affiliates of the Adviser.

EQUITY INCOME FUND--Investment decisions for the Equity Income Fund are made by a team of the Adviser's portfolio managers led by Robert A. Rinner. Mr. Rinner has been a primary portfolio manager of the Equity Income Fund since its inception, and has been a portfolio manager with the Adviser since April 1996. Prior thereto, he was a portfolio manager with Royal Insurance Co.

INCOME FUND--Donald F. Turk. Mr. Turk has been the Income Fund's primary portfolio manager since its inception and has been a Trust Officer of the Adviser since 1980.

GOVERNMENT INCOME FUND--John Mark McKenzie. Mr. McKenzie has been the Government Income Fund's primary portfolio manager since its inception and has been employed by the Adviser since May 1998. Since 1984, he was employed by Deposit Guaranty National Bank.

LIMITED TERM INCOME FUND--Donald F. Turk. Mr. Turk has been the Limited Term Income Fund's primary portfolio manager since its inception and has been a Trust Officer of the Adviser since 1980.

LIMITED TERM U.S. GOVERNMENT FUND--John Mark McKenzie. Mr. McKenzie has been a portfolio manager of the Limited Term U.S. Government Fund since May 1998 and the Fund's primary portfolio manager since December 1998. He has been employed by the Adviser since May 1998 and by Deposit Guaranty National Bank since 1984.

TENNESSEE TAX-EXEMPT FUND--Sharon S. Brown. She has been the Tennessee Tax-Exempt Fund's primary portfolio manager since its inception and has been a Trust Officer of the Adviser since 1988.

MUNICIPAL INCOME FUND--Sharon S. Brown. Ms. Brown has been a primary portfolio manager of the Municipal Income Fund since its inception. She has been a Trust Officer of the Adviser since 1988.

LIMITED TERM TENNESSEE TAX-EXEMPT FUND--Sharon S. Brown. Ms. Brown has been the Limited Term Tennessee Tax-Exempt Fund's primary portfolio manager since its inception and has been a Trust Officer of the Adviser since 1988.

STRATEGIC PORTFOLIOS --Investment decisions for each Strategic Portfolio are made by a team of the Adviser's portfolio managers, and no person is primarily responsible for making recommendations to the team.


ADMINISTRATOR AND DISTRIBUTOR


BISYS Fund Services Ohio, Inc. (the "Administrator"), 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as each Fund's administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.


BISYS Fund Services Limited Partnership (the "Distributor"), an affiliate of the Administrator, serves as the distributor of each Fund's shares. The Distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

SHAREHOLDER INFORMATION

ALTERNATIVE PURCHASE METHODS

Each Fund offers Institutional shares ("Class I shares") and Class A shares and, except for the Treasury Money Market Fund, Class B shares. Each Class I share, Class A share and Class B share represents an identical pro-rata interest in the relevant Fund's investment portfolio.

You will need to choose a share class before making your initial investment. (If only one share class is available through your program, you can refer just to that information). In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it may be more economical to pay an initial sales charge than to choose a class with no initial sales charge but a contingent deferred sales charge (CDSC) and higher annual fees.

o Class A shares may be appropriate for investors who prefer to pay the Fund's sales charge up-front rather than upon the sale of their shares, or want to take advantage of the reduced sales charges available on larger investments.

o Class B shares may be appropriate for investors who want to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon.

o Class I shares are sold exclusively to clients of the Adviser, its affiliates and certain other institutions, for their qualified trust, custody and/or agency accounts.

If you are investing directly in Class B shares of the Prime Money Market Fund, Government Money Market Fund or Tax-Exempt Money Market Fund, as opposed to obtaining such shares through an exchange, you will be required to participate in the Auto-Exchange Plan.

Your investment representative can help you choose the share class that is appropriate for you.

PRICING OF FUND SHARES

HOW NAV IS CALCULATED

The NAV of each class is calculated by adding the total value of the Fund's investments and other assets attributable to such class, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the class:


NAV =

TOTAL ASSETS - LIABILITIES
Number of Class Shares
Outstanding




MONEY MARKET FUNDS

Per share net asset value (NAV) is determined and Fund shares are priced at 11:00 a.m. Eastern time for the Tax-Exempt Money Market Fund, and at 2:00 p.m. Eastern time for each other Money Market Fund, on each day the New York Stock Exchange is open, except Columbus Day and Veterans' Day.

OTHER FUNDS

Per share net asset value (NAV) for each non-Money Market Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time, on days the Exchange is open, except Columbus Day and Veterans' Day.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after the Fund receivers your order, less any applicable sales charge as noted in the section on "Distribution Arrangements/Sales Charges." This is what is known as the offering price.

Each Money Market Fund uses the amortized cost method of valuing its investments, which does not take into account unrealized gains or losses. Each other Fund's investments are valued each business day generally by using available market quotations or, if market quotations are not available, at fair value which may be determined by one or more pricing services approved by the Board of Directors. Each pricing service's procedures are reviewed under the general supervision of the Board of Directors. For further information regarding the methods employed in valuing the Funds' investments, see the Statement of Additional Information.

SHAREHOLDER INFORMATION

PURCHASING AND ADDING TO YOUR SHARES

You may purchase Class A                                MINIMUM INVESTMENT
shares and Class B shares       ACCOUNT TYPE         INITIAL     SUBSEQUENT
through a number of
institutions, including the     CLASS A OR B
Adviser and its affiliates,     Regular
directly from the               (non-retirement)     $  1,000    $100
Distributor, or through         Retirement (IRA)     $    100    $ 50
banks, brokers and other        Autommtic
investment representatives.     Investment Plan      $    250    $ 25
Class I shares may be           CLASS I              $100,000    No minimum
purchased only by clients of
the Adviser, its affiliates or
certain other institutions for  All purchases must be in U.S. dollars. A fee
their fiduciary accounts.       will be charged for any checks that do not
Certain investment              clear. Third-party checks are not accepted.
representatives may charge
additional fees and may         A Fund may waive the minimum purchase
require higher minimum          requirements and may reject any purchase order
investments or impose other     in whole or in part.
limitations on buying and
selling shares. If you
purchase shares through an
investment representative,
that party is responsible for
transmitting orders in a
timely manner and may have
an earlier cut-off time for
purchase and sale requests.
Consult your investment
representative for specific
information.


Avoid 31% Tax Withholding
A Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

SHAREHOLDER INFORMATION

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT


If purchasing through an investment representative, simply tell your representative that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

BY REGULAR MAIL

Initial Investment:
1. Carefully read and complete the account application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2.   Make check, bank draft or money order payable to "ISG Funds"

3.   Mail to: ISG Funds, c/o BISYS Fund Services
              P. O. Box 182239
              Columbus, Ohio 43218-2239.

Subsequent Investment:
1.   Use the investment slip attached to your account statement.
     Or, if unavailable,
2.   Include the following information on a piece of paper:
     o    ISG Funds/Fund name
     o    Share class
     o    Amount invested
     o    Account name
     o    Account number
     Include your account number on your check.

3.   Mail to:   ISG Funds, c/o BISYS Fund Services
                P. O. Box 182239
                Columbus, Ohio 43218-2239

BY OVERNIGHT SERVICE

See instructions 1-2 above for subsequent investments.
Send to:  ISG Funds, c/o BISYS Fund Services
Attn:  T.A. Operations
3435 Stelzer Road
Columbus, Ohio  43219

ELECTRONIC PURCHASES


Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank. Your bank or broker may charge for this service.

Establish an electronic purchase option on your account application or call 1-800-852-0045. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-852-0045 to arrange a transfer from your bank account.

SHAREHOLDER INFORMATION

PURCHASING AND ADDING TO YOUR SHARES - CONTINUED


                                            ELECTRONIC VS. WIRE TRANSFER

                                            Wire transfers allow financial
                                            institutions to send funds to each
                                            other, almost instantaneously. With
                                            an electronic purchase or sale, the
                                            transaction is made through the
                                            Automated Clearing House (ACH) and
                                            may take up to eight days to clear.
                                            There is generally no fee for ACH
                                            transactions.


BY WIRE TRANSFER

NOTE:  YOUR BANK MAY CHARGE A WIRE TRANSFER FEE.

For initial investment:
Call 1-800-852-0045 to receive a confirmation number and to obtain instructions on faxing the completed account application. Follow the instructions below after receiving your confirmation number.

For initial and subsequent investments:
Instruct your bank to wire transfer your investment to:
The Bank of New York
Routing Number:  ABA # 021 000 018
DDA # 890 027 5758
Include:
Your name
Your confirmation number
After instructing your bank to wire the funds, call
1-800-852-0045 to advise us of the amount being transferred and the name of your bank

You can add to your account by using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time with 60 days' notice.

SHAREHOLDER INFORMATION

AUTOMATIC INVESTMENT PLAN                     Directed Dividend Option


You can make automatic investments            By selecting the appropriate box
in the Funds from your  bank                  in the account application, you
account, through payroll deduction            can elect to receive your
or from your federal  employment,             distributions (capital gains and
Social Security or other regular              dividends) in cash (check) or have
government  checks.  Automatic                them reinvested in another ISG
investments can be as little as               Fund without a sales charge. You
$25, once  you've invested the                must maintain the minimum balance
$250 minimum required to open the             in each Fund into which you plan
account.                                      to reinvest distributions or the
                                              reinvestment will be suspended and
To invest regularly from your bank account:   your distributions paid to you.
   Complete the Automatic Investment          The Fund may modify or terminate
   Plan portion on your account               this reinvestment option without
   application.                               notice. You can change or
   Make sure you note:                        terminate your participation in
   o Your bank name, address and              the reinvestment option at any
     account number                           time.
   o The amount you wish to invest
     automatically (minimum $25)
   o How often you want to invest
     (every month, 4 times a year,
     twice a year or once a year)
   o Attach a voided personal check.


To invest regularly from your
paycheck or government check:
Call 1-800-852-0045 for an
enrollment form.


--------------------------------------------------------------------------------
AUTOMATICALLY THROUGH "SWEEP" PROGRAMS--CLASS A AND CLASS B SHARES OF THE MONEY MARKET FUNDS ONLY--Certain investor accounts may be eligible for an automatic investment privilege, commonly called a "sweep," under which amounts in excess of a certain minimum held in these accounts will be invested automatically in Class A shares or, except for the Treasury Money Market Fund, Class B shares at predetermined intervals at the next determined NAV. Investors desiring to use this privilege should consult their investment representative to determine if it is available and whether any conditions are imposed on its use.

SHAREHOLDER INFORMATION


SELLING YOUR SHARES


You may sell your shares at any       WITHDRAWING MONEY FROM YOUR
time. Your sales price will be        FUND INVESTMENT
the next NAV after your sell
order is received by the Fund,        As a mutual fund shareholder, you are
its transfer agent, or your           technically selling shares when you
investment representative.            request a withdrawal in cash.  This is
Normally you will receive your        also known as redeeming shares or a
proceeds within a week after          redemmption of shares.
your request is received. See         -----------------------------------------
section on "General Policies on       CONTINGENT DEFERRED SALES CHARGE
Selling Shares" below.
                                      When you sell Class B shares, you will be charged a fee for any shares that have not been held for a sufficient length of time.
                                      These fees will be deducted from the money paid to you. See the section on "Distribution Arrangements/Sales Charges" beginning on page 96.


                                      INSTRUCTIONS FOR SELLING SHARES

                                      If you are selling your shares through
                                      your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.


By telephone                          1. Call 1-800-852-0045 with
(UNLESS YOU HAVE                      instructions as to how you wish to
DECLINED  TELEPHONE                   receive your funds (mail, wire,
SALES PRIVILEGES)                     electronic transfer). (See  "General
                                      Policies on Selling Shares--Verifying
                                      Telephone  Redemptions" beginning on
                                      page 94)
--------------------------------------------------------------------------------
By mail                               1. Call 1-800-852-0045 to request
                                      redemption forms or write a  letter of
                                      instruction indicating:
                                      o your Fund and account number
                                      o amount you wish to redeem
                                      o address where your check should be
                                      sent
                                      o account owner signature
                                      2. Mail to:
                                      ISG Funds
                                      c/o BISYS Fund Services, Inc.
                                      P. O. Box 182239
                                      Columbus, Ohio  43218-2239
--------------------------------------------------------------------------------
By overnight service                  See instruction 1 above.
(See "General                         2. Send to
Policies on  Selling                  ISG Funds
Shares--Redemptions                   c/o BISYS Fund Services, Inc.
in Writing Required"                  Attn: T.A. Operations
beginning on page 94)                 3435 Stelzer Road
                                      Columbus, Ohio 43219

SHAREHOLDER INFORMATION

Wire transfer                         Call 1-800-852-0045 to request a wire
YOU MUST INDICATE THIS OPTION         transfer.
ON YOUR APPLICATION.                  If you call by 4 p.m. Eastern time,
                                      your payment will normally  be wired
The Fund may charge a wire            to your bank on the next business day.
transfer fee.
Note: Your financial
institution  may
also charge a
separate fee.

--------------------------------------------------------------------------------
Electronic                            Call 1-800-852-0045 to request an
Redemptions                           electronic redemption.

Your bank must participate in         If you call by 4 p.m. Eastern time, the
the Automated Clearing House          NAV of your shares will normally be
(ACH) and must be a U.S.              determined ion the same day and the
bank.                                 proceeds credited within 8 days.

Your bank may charge for this
service.


SYSTEMATIC WITHDRAWAL PLAN
You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $25. To activate this feature:
o Make sure you've checked the appropriate box on the account application. Or call 1-800-852-0045.
o    Include a voided personal check.
o    Your account must have a value of $5,000 or more to start withdrawals.
o If the value of your account falls below $500, you may be asked to add sufficient funds to bring the account back to $500, or the Fund may close your account and mail the proceeds to you.

SHAREHOLDER INFORMATION

REDEMPTION BY CHECK WRITING - PRIME MONEY MARKET FUND CLASS A SHARES ONLY

You may write checks in amounts of $500 or more on your account in the Prime Money Market Fund. To obtain checks, complete the signature card section of the Account Application or contact the Prime Money Market Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30-days' written notice. You must maintain the minimum required account balance in Class A shares of the Prime Money Market Fund of $500 and you may not close your Prime Money Market Fund account by writing a check.


GENERAL POLICIES ON SELLING SHARES


REDEMPTIONS IN WRITING REQUIRED
You must request redemption in writing in the following situations:
1. Redemptions from Individual Retirement Accounts ("IRAs").
2. Redemption requests requiring a signature guarantee which include each of the following:
   o Redemptions over $10,000
   o Your account registration or the name(s) in your account has changed within the last 15 days o The check is not being mailed to the address on your account
   o The check is not being made payable to the owner of the account
   o The redemption proceeds are being transferred to another Fund account with a different registration.

     A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The transfer agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

VERIFYING TELEPHONE REDEMPTIONS
The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the transfer agent may be liable for losses due to unauthorized transactions.

SHAREHOLDER INFORMATION

REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT Before selling recently purchased shares, please note that if your initial investment was by check, the Fund may delay sending you the proceeds until the transfer agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check.


REFUSAL OF REDEMPTION REQUEST
Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

REDEMPTION IN KIND
The Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you might have to pay brokerage charges.

CLOSING OF SMALL ACCOUNTS
If your account falls below $500, the Fund may ask you to increase your balance. If it is still below $500 after 45 days, the Fund may close your account and send you the proceeds at the current NAV.

UNDELIVERABLE REDEMPTION CHECKS
For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

SHAREHOLDER INFORMATION

DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and distribution fees you will pay as an investor in Class A or Class B shares and ways to qualify for reduced sales charges.

CALCULATION OF SALES CHARGES

CLASS A SHARES


Class A shares are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. Shareholders owning Class A shares on or prior to September 30, 1997 may be eligible for lower sales charges; consult your investment representative or see the Statement of Additional Information. There is no sales charge on reinvested dividends and distributions.


The current sales charge rates are listed in the tables to the right.


FOR THE EQUITY FUNDS, AGGRESSIVE GROWTH PORTFOLIO, GROWTH
PORTFOLIO, GROWTH & INCOME PORTFOLIO
AND MODERATE GROWTH & INCOME PORTFOLIO



                                         SALES CHARGE           SALES CHARGE
                                         AS A % OF               AS A % OF
            YOUR INVESTMENT              OFFERING PRICE         YOUR INVESTMENT
--------------------------------------------------------------------------------
Up to $49,999                                4.75%                     4.99%
--------------------------------------------------------------------------------
$50,000 up to $99,999                        4.00%                     4.17%
--------------------------------------------------------------------------------
$100,000 up to                               3.25%                     3.36%
$249,999
--------------------------------------------------------------------------------
$250,000 up to                               2.50%                     2.56%
$499,999
--------------------------------------------------------------------------------
$500,000 up to                               1.75%                     1.78%
$999,999
--------------------------------------------------------------------------------
$1,000,000 and above1                        0.00%                     0.00%
--------------------------------------------------------------------------------

FOR THE FIXED INCOME FUNDS, TAX-EXEMPT FIXED INCOME FUNDS AND CURRENT INCOME PORTFOLIO

                                         SALES CHARGE           SALES CHARGE
                                         AS A % OF               AS A % OF
            YOUR INVESTMENT              OFFERING PRICE         YOUR INVESTMENT
-------------------------------------------------------------------------------
Up to $49,999                               3.00%                     3.09%
-------------------------------------------------------------------------------
$50,000 up to $99,999                       2.50%                     2.56%
-------------------------------------------------------------------------------
$100,000 up to                              2.00%                     2.04%
$249,999
-------------------------------------------------------------------------------
$250,000 up to                              1.50%                     1.52%
$499,999
-------------------------------------------------------------------------------
$500,000 up to                              1.00%                     1.01%
$999,999
-------------------------------------------------------------------------------
$1,000,000 and above1                       0.00%                     0.00%
-------------------------------------------------------------------------------

--------

1 There is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of 1.00% will be charged at the time of redemption of Class A shares purchased on or after May 14, 1998 without an initial sales charge as part of an investment of at least $1 million and redeemed within one year of purchase. This charge will be based on the lower of your cost for the shares or the shares' NAV at the time of redemption. There is no CDSC on reinvested distributions. The Distributor may pay financial representatives an amount up to 1% of the net asset value of Class A shares purchased by their clients that are subject to a CDSC.

SHAREHOLDER INFORMATION

CLASS B SHARES


Class B shares are offered at NAV, without any up-front sales charge. Therefore, all the money you invest is used to purchase Fund shares. However, if you sell your Class B shares before the sixth anniversary of purchase, you will have to pay a contingent deferred sales charge (CDSC) at the time of redemption. The CDSC will be based on the lower of the NAV at the time of purchase or the NAV at the time of redemption according to the schedule below. There is no CDSC on reinvested dividends or distributions.

ALL FUNDS - CLASS B SHARES
--------------------------------------------------------------------------------
                                                        CDSC AS A % OF DOLLAR
                 YEARS SINCE PURCHASE                 AMOUNT SUBJECT TO CHARGE
--------------------------------------------------------------------------------
                          0-1                                   4.00%
                          1-2                                   3.00%
                          2-3                                   3.00%
                          3-4                                   2.00%
                          4-5                                   2.00%
                          5-6                                   1.00%
                      more than 6                               None
--------------------------------------------------------------------------------
If you sell some but not all of your Class B shares, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

CONVERSION FEATURE - CLASS B SHARES
o Class B shares automatically convert to Class A shares of the same Fund after seven years from the end of the month of purchase.
o After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares which will increase your investment return compared to the Class B shares.
o You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.
o If you purchased Class B shares of one Fund which you exchanged for Class B shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B shares of the first Fund. The dollar value of Class A shares you receive will equal the dollar value of the Class B shares converted.

SHAREHOLDER INFORMATION

SALES CHARGE REDUCTIONS
Reduced sales charges for Class A shares are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

o Letter of Intent. You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

o Rights of Accumulation. Additional investments will qualify for reduced sales charges, when the value of shares you already own plus the amount of your added investment reaches the designated amount for the reduced sales charge.

o Combination Privilege. You inform the Fund in writing that you are eligible to combine accounts of multiple Funds or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

SALES CHARGE WAIVERS

CLASS A SHARES
The following qualify for waivers or reductions of sales charges:

o Shares purchased by investment representatives through fee-based investment products or accounts.

o Proceeds from redemptions from another mutual fund complex within 90 days after redemption, if you can demonstrate to the Fund that you paid a sales charge for those shares, to the extent of such charge.

o Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the Adviser or its affiliates or invested in any ISG Fund.

o Shares purchased for trust or other advisory accounts established with the Adviser or its affiliates.

o Shares purchased by full-time employees (and their family members) of the Adviser or the Administrator; current and retired directors of the Adviser or any of its affiliates; current and retired Fund directors; dealers who have an agreement with the Distributor; and any trade organization to which the Adviser or the Administrator belongs.

REINSTATEMENT PRIVILEGE
If you have sold Class A or B shares and decide to reinvest in the Fund within a 90-day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed.

SHAREHOLDER INFORMATION

CLASS B SHARES

The CDSC will be waived under certain circumstances, including the following:

o Distributions from retirement plans if the distributions are made following the death or disability of shareholders or plan participants.

o Redemptions from accounts other than retirement accounts following the death or disability of the shareholder.

o    Returns of excess contributions to retirement plans.

o Distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan.

o Shares issued in a plan of reorganization sponsored by the Adviser, or shares redeemed involuntarily in a similar situation.

DISTRIBUTION (12B-1) FEES

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares. Because 12b-1 fees are paid from Fund assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.



     o   The 12b-1 fees vary by share class as follows:
o Class A shares (other than the Money Market Funds) pay a 12b-1 fee of .25% of the average daily net assets represented by Class A shares of the Fund.
o Class B shares (other than the Treasury Money Market Fund) pay a 12b-1 fee of .75% of the average daily net assets represented by Class B shares of the Fund. This will cause expenses for Class B shares to be higher and dividends to be lower than for Class A shares.


     o The higher 12b-1 fee on Class B shares, together with the CDSC, help the Distributor sell Class B shares without an "up-front" sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.



Long-term holders of Class B shares may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution fees.

SHAREHOLDER INFORMATION


EXCHANGING YOUR SHARES


INSTRUCTIONS FOR EXCHANGING SHARES
You can exchange your             Exchanges may be made by sending a written
shares in one Fund for            request to ISG Funds, c/o BISYS Fund
shares of the same class of       Services, Inc., P.O. Box 182239, Columbus
another ISG Fund, usually         Ohio 43218-2239, or by calling 1-800-852-0045.
without paying additional         Please provide the following information:
sales charges (see "Notes"        o    Your name and telephone number
below). No transaction fees       o    The exact name on your account and
are charged for exchanges.             account number
                                  o    Taxpayer identification number (usually)
You must meet the minimum              your Social Security number)
requirements for the Fund         o    Dollar value or number of shares to be
into which you are                     exchanged
exchange. Exchanges from          o    The name of the Fund from which the
one Fund to another are                exchange is to be made
taxable.                          o    The name of the Fund into which the
                                       exchange is being made


                                  See "Selling your Shares" for important
                                  information about telephone transactions.


                                  IMPORTANT INFORMATION ABOUT EXCHANGES. If shares of the Fund are purchased by check, those shares cannot be exchanged until the check has cleared. This could take 15 days or more. The Fund may reject an exchange request from a shareholder who has made more than five exchanges between investment portfolios offered by Fund management in a year, or more than three exchanges in a calendar quarter. Although unlikely, the Funds may reject any exchanges or, upon 60-days' notice to shareholders, change or terminate the exchange privilege. The exchange privilege is available only in states where shares of the new Fund may be sold.

AUTOMATIC EXCHANGES                NOTES ON EXCHANGES
You can use the Funds' Automatic   When exchanging from a Fund that has no sales
Exchange feature to purchase       charge or a lower sales charge to a Fund with
shares of the Funds at regular     a higher sales charge, you will pay the
intervals through regular,         difference.
automatic redemptions from the
Money Market Funds. To             The registration and tax identification
participate in the Automatic       numbers of the two accounts must be
Exchange:                          identical.
o  Complete the appropriate
   section of the Account          The Exchange Privilege (including automatic
   Application.                    exchanges) may be changed or eliminated at
o  Keep a minimum of $10,000       any time upon 60 days' notice to
   in the Money Market Fund and    shareholders.
   $1,000 in the Fund whose
   shares you are buying.          Be sure to read the prospectus carefully of
                                   any Fund into which you wish to exchange
Shareholders investing directly    shares.
in Class B shares of the Prime
Money Market Fund, as opposed
to through an exchange, will be
required to participate in the
Auto-Exchange Plan and to
establish the time and amount
of their automatic exchanges
such that all of the Class B
shares of the Prime Money Market
Fund so purchased will have been
exchanged for Class B shares of
the other Funds within two years
of purchase. No CDSC will be
imposed at the time of the
exchange; however, the Class B
shares acquired through an
exchange will be subject on
redemption to the applicable
CDSC, which will be calculated
from the date of the initial
purchase of the Class B shares
exchanged.

To change the Automatic Exchange
instructions or to discontinue
the feature, you must send a
written request to ISG Funds,
P.O. Box 182239, Columbus,
Ohio 43218-2239.

SHAREHOLDER INFORMATION


DIVIDENDS, DISTRIBUTIONS AND TAXES

All dividends and distributions will be automatically reinvested in Fund shares unless you request otherwise. There are no sales charges for reinvested dividends and distributions. Each share class will generate a different dividend because each has different expenses. Capital gains, if any, are distributed at least annually.

Each Fund usually pays its shareholders dividends from its net investment income as follows:


           MONTHLY                                     QUARTERLY                               ANNUALLY
o    Equity Income Fund                       o    Large-Cap Equity Fund                 o    International Equity Fund
o    Income Fund                              o    Capital Growth Fund
o    Government Income Fund                   o    Small-Cap Opportunity Fund
o    Limited Term Income Fund                 o    Mid-Cap Fund
o    Limited Term U.S. Government Fund        o    Aggressive Growth Portfolio
o    Municipal Income Fund                    o    Growth Portfolio
o    Tennessee Tax-Exempt Fund                o    Growth & Income Portfolio
o    Limited Term Tennessee Tax-Exempt Fund  o    Moderate Growth & Income  Portfolio
o    Treasury Money Market Fund
o    Government Money Market Fund
o    Tax-Exempt Money Market Fund
o    Prime Money Market Fund
o    Current Income Portfolio


Dividends paid by a Fund (other than a tax-exempt fund) are taxable to U.S. shareholders as ordinary income (unless your investment is in an IRA or tax-advantaged account). The Tax-Exempt Fixed Income Funds anticipate that, under normal market conditions, substantially all of their income dividends will be exempt from Federal and, for the Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund, Tennessee personal income taxes. However, any dividends from taxable investments are taxable as ordinary income.

Except for tax-deferred accounts, any sale or exchange of Fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

Dividends are taxable in the year in which they are paid, even if they appear on your account statement the following year. Dividends and distributions are treated in the same manner for Federal income tax purposes whether you receive them in cash or in additional shares.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION.

You will be notified in January each year about the Federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Because everyone's tax situation is unique, you should consult your tax professional about Federal, state and local tax consequences.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information in the financial highlights has been audited by KPMG LLP, the Funds' independent auditors, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. No financial information is provided for shares of Funds which had not been offered as of December 31, 1998.

INTERNATIONAL EQUITY FUND


FINANCIAL HIGHLIGHTS, CLASS A SHARES


                                                                  PERIOD ENDED            PERIOD ENDED
                                                                   DECEMBER 31,            FEBRUARY 28,
                                                                     1998(B)                 1998(A)

Net asset Value, Beginning of Period                                $  10.46                  $10.00
                                                                     --------                --------
Investment Activities
      Net investment income (loss)                                      0.03                   (0.02)
      Net realized and unrealized gains (losses) from
        investment and foreign currencies                               0.12                    0.49
                                                                     --------                --------

      Total from Investment Activities                                  0.15                    0.47
                                                                     -------                 -------
Distributions
      Net investment income                                            (0.03)                  -
      In excess of net investment income                               -                       (0.01)
                                                                     --------                --------
      Total Distributions                                              (0.03)                  (0.01)
                                                                     --------                --------
Net change in asset value                                               0.12                    0.46
                                                                      ------                  ------
Net asset Value, end of Period                                      $  10.58                $  10.46
                                                                     ========                ========
TOTAL RETURN (EXCLUDES SALES CHARGE)                                    1.42%(c)                4.71%(c)


RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                     $  149               $  26,533
Ratio of expenses to average net assets                                 1.81%(d)                1.77%(d)
Ratio of net investment income (loss)                                   0.71%(d)               (0.48)%(d)
to average net assets
Ratio of expenses to average net assets*                                2.16%(d)                2.27%(d)
Portfolio Turnover**                                                      62%                     21%


------------------
*    DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
     FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED. **
     PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE
     WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (A) FOR THE
     PERIOD FROM AUGUST 15, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH FEBRUARY
     28, 1998. (B) FOR THE PERIOD FROM MARCH 1, 1998 THROUGH DECEMBER 31, 1998.
     IN CONNECTION WITH ITS REORGANIZATION, THE FUND CHANGED ITS FISCAL YEAR END
     TO DECEMBER 31. (C) NOT ANNUALIZED. (D) ANNUALIZED.

INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                         PERIOD ENDED
                                                         DECEMBER 31,
                                                           1998 (A)
                                                       -----------------


Net Asset Value, Beginning of Period                       $10.05
                                                           ---------
Investment Activities
  Net investment income (loss)                              (0.01)
  Net realized and unrealized
    gains (losses) from investments
    and foreign currencies                                   0.54
  Total from Investment Activities                           0.53
Distributions
  Net investment income                                        -
                                                            ----------
  Total Distributions                                          -
                                                            ----------
Net change in asset value                                    0.53
Net Asset Value, End of Period                            $ 10.58
                                                            ==========
TOTAL RETURN                                                 5.27% (b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                         $27,977
Ratio of expenses to average net assets                      1.61% (c)
Ratio of net investment income (loss) to
  average net assets                                        (1.47)% (c)
Ratio of expenses to average net
  assets*                                                    1.89% (c)
PORTFOLIO TURNOVER**                                           62%
--------------------
* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (A) PERIOD FROM DECEMBER 14, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (B) NOT ANNUALIZED. (C) ANNUALIZED.

SMALL-CAP OPPORTUNITY FUND


FINANCIAL HIGHLIGHTS, CLASS A SHARES


                                           Period Ended       Year Ended       Year Ended       Year Ended       Period Ended
                                           December 31,       February 28,     February  28,    February 28,     February 28,
                                             1998(d)             1998             1997             1996             1995(a)
                                        ------------------   --------------   --------------  --------------   ---------------
Net Asset Value, Beginning of Period      $    15.84         $    13.53        $   12.79      $    11.15       $   10.00
                                        ------------------   --------------   -------------- --------------    ---------------
Investment Activities
  Net investment income (loss)                 (0.42)             (0.05)           (0.03)           -               0.02
  Net realized and
  unrealized gains
    (losses) from investments                  (1.61)              4.90             1.60            3.30            1.17

                                        ------------------   ---------------  -------------- --------------    ---------------
   Total from Investment Activities            (2.03)              4.85             1.57            3.30            1.19
                                          ------------------   --------------   -------------- --------------    ---------------
Distributions
  Net investment income                          -                  -                -              -              (0.02)
  Net realized gains                           (0.88)             (2.54)           (0.83)          (1.66)          (0.02)
                                         ------------------    --------------   -------------- --------------    ---------------
  Total Distributions                          (0.88)             (2.54)           (0.83)          (1.66)          (0.04)
                                         ------------------    --------------   -------------- --------------    ---------------
Net change in asset value                      (2.91)              2.31             0.74            1.64            1.15
                                         ------------------    --------------   -------------- --------------    ---------------
Net Asset Value, End of Period              $  12.93            $ 15.84           $13.53         $ 12.79          $11.15
                                         ==================    ==============   ============== ==============    ===============
TOTAL RETURN (EXCLUDES SALES
 CHARGE)                                      (13.00)% (b)        37.81%           12.08%          31.42%          11.84%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)           $ 11,145          $ 122,872         $ 80,527        $ 53,477        $ 36,664
Ratio of expenses to average net
 assets                                         1.38% (c)          1.20%            1.14%           1.17%           0.79%(c)
Ratio of net investment income (loss)
to average net assets                          (0.42)% (c)        (0.39)%          (0.24)%          0.00%           0.06%(c)
Ratio of expenses to average net
   assets*                                      1.39% (c)          1.31%            1.30%           1.52%           2.13%(c)
PORTFOLIO TURNOVER**                             110%               180%             116%            154%             45%

--------------------

* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.
(a) FOR THE PERIOD FROM AUGUST 1, 1994 (COMMENCEMENT OF OPERATIONS) THROUGH
FEBRUARY 28, 1995. (b) NOT ANNUALIZED. (c) ANNUALIZED.
(d) FOR THE PERIOD MARCH 1, 1998 TO DECEMBER 31, 1998. IN CONNECTION WITH ITS
REORGANIZATION, THE FUND CHANGED ITS FISCAL YEAR END TO DECEMBER 31.

SMALL-CAP OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS, CLASS B SHARES


                                                               PERIOD ENDED
                                                               DECEMBER 31,
                                                                  1998 (a)
                                                               -------------


Net Asset Value, Beginning of Period                                $12.38
Investment Activities
 Net realized and unrealized gains (losses) from investments          0.56
                                                                      ----
 Total from Investment Activities                                     0.56
Distributions
  Net investment income                                                -
  Total Distributions                                                  -
                                                                      ----
Net change in net asset value                                         0.56
                                                                      ----
Net Asset Value, End of Period                                      $12.94
                                                                    =======
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)                             4.52%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                       $8
Ratio of expenses to average net assets                               1.36%(c)
Ratio of net investment income (loss) to average net assets          (0.45)%(c)
Ratio of expenses to average net assets*                              2.35%(c)
PORTFOLIO TURNOVER**                                                   110%
--------------------


* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
   DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.
(a) FOR THE PERIOD FROM DECEMBER 21, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

SMALL-CAP OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                                  PERIOD ENDED
                                                                   DECEMBER 31,
                                                                    1998 (a)
                                                                  -------------


Net Asset Value, Beginning of Period                              $ 11.85
                                                                  -------
Investment Activities
 Net realized and unrealized gains (losses) from
   investments                                                       1.08
                                                                  -------
 Total from Investment Activities                                    1.08
                                                                  -------
Distributions
 Net investment income                                                -
 Total Distributions                                                  -
Net change in asset value                                            1.08
Net Asset Value, End of Period                                    $ 12.93
                                                                  =======
TOTAL RETURN                                                         9.11%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                 $96,301
Ratio of expenses to average net assets                              1.33%(c)
Ratio of net investment income (loss) to average net assets         (0.54)%(c)
Ratio of expenses to average net assets*                             1.48%(c)
PORTFOLIO TURNOVER*                                                   110%


----------------------------------------------
* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.

** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM DECEMBER 14, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

CAPITAL GROWTH FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES

                                                           YEAR ENDED                YEAR ENDED                PERIOD ENDED
                                                            DECEMBER 31,              DECEMBER 31,             DECEMBER 31,
                                                              1998                      1997                     1996 (a)
                                                     ----------------------     ---------------------    -------------------------

Net Asset Value, Beginning of Period                     $  12.80                    $ 11.32                     $ 10.00
                                                            -----                      -----                       -----
Investment Activities
    Net investment income (loss)                            (0.01)                      0.06                         -
    Net realized and unrealized gains (losses) from
    investments                                              3.89                       3.40                        1.32
                                                             ----                       ----                        ----
    Total from Investment Activities                         3.88                       3.46                        1.32
                                                             ----                       ----                        ----
Distributions
   Net investment income                                      -                        (0.06)                         -
                                                                                       ------
   Net realized gains                                       (2.48)                     (1.92)                         -
                                                            -----                      ------
   Total Distributions                                      (2.48)                     (1.98)                         -
                                                            ------                     ------
Net change in asset value                                    1.40                       1.48                        1.32
                                                             ----                       ----
Net Asset Value, End of Period                            $ 14.20                   $  12.80                     $ 11.32
                                                       ================          ================          =================
TOTAL RETURN (EXCLUDES SALES CHARGE)                        32.05%                    30.79%                       13.20% (b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                       $   4,631                   $   858                     $ 49,008
Ratio of expenses to average net assets                      1.28%                     0.93%                        1.20% (c)
Ratio of net investment income (loss) to average
    net assets                                              (0.19)%                    0.42%                       (0.02)% (c)
Ratio of expenses to average net assets*                     1.29%                     1.18%                        1.39% (c)
PORTFOLIO TURNOVER**                                          152%                      116%                          69%
--------------------
* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED.  IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM
APRIL 1, 1996 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1996. (b) NOT
 ANNUALIZED. (c) ANNUALIZED.

CAPITAL GROWTH FUND

FINANCIAL HIGHLIGHTS, CLASS B SHARES

                                                                PERIOD ENDED
                                                                DECEMBER 31,
                                                                  1998 (a)
                                                             ----------------

Net Asset Value, Beginning of Period                               $13.10
                                                                  -----------
Investment Activities
   Net investment income (loss)                                     (0.05)
   Net realized and unrealized gains (losses) from investments       3.35
                                                                  -----------
   Total from Investment Activities                                  3.30
                                                                  -----------
Distributions
   Net realized gains                                               (2.48)
                                                                  -----------
   Total Distributions                                              (2.48)
                                                                  -----------
Net change in net asset value                                        0.82
                                                                  -----------
Net Asset Value, End of Period                                     $13.92
                                                                  ===========
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)                           26.86%(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                  $2,854


Ratio of expenses to average net assets                              2.04%(c)
Ratio of net investment income (loss) to average net assets         (0.95)%(c)


PORTFOLIO TURNOVER*                                                   152%

* PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.
(a) FOR THE PERIOD FROM FEBRUARY 5, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

CAPITAL GROWTH FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                                         YEAR ENDED             PERIOD ENDED
                                                                          DECEMBER 31,          DECEMBER 31,
                                                                            1998                    1997 (a)

Net Asset Value, Beginning of Period                                   $   12.69                 $  14.51
Investment Activities                                                  ------------             ------------
  Net Investment Income                                                     0.01                   0.02
  Net realized and unrealized gains from investments                        3.88                   0.10
                                                                       ------------             ------------
  Total from Investment Activities                                          3.89                   0.12
Distributions
  Net investment income                                                    (0.01)                 (0.02)
  Net realized gains                                                       (2.48)                 (1.92)
  Total Distributions                                                      (2.49)                 (1.94)
Net change in asset value                                                   1.40                  (1.82)
Net Asset Value, End of Period                                        $    14.09            $     12.69
                                                                    ==================     =============
TOTAL RETURN                                                               32.40%                  0.88% (b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                      $ 173,542            $   141,761
Ratio of expenses to average net assets                                     1.02%                  0.58% (c)
Ratio of net investment income to average net assets                        0.07%                  0.80% (c)
Ratio of expenses to average net assets*                                    1.03%                  0.99% (c)
PORTFOLIO TURNOVER**                                                         152%                   116%
--------------------


*DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE
REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.


**PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES) ISSUED. (a) FOR THE PERIOD FROM
OCTOBER 3, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997 (b) NOT
ANNUALIZED. (c) ANNUALIZED.

LARGE-CAP EQUITY FUND
FINANCIAL HIGHLIGHTS, CLASS A SHARES

                                     PERIOD              YEAR             YEAR             YEAR            YEAR            YEAR
                                     ENDED               ENDED            ENDED           ENDED           ENDED           ENDED
                                   DECEMBER 31,       FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 28,    FEBRUARY 28,    FEBRUARY 28,
                                    1998(A)              1998             1997             1996            1995            1994
                                ----------------    ---------------  --------------- ---------------- ---------------- ------------
Net Asset Value,                      $23.01              $16.68           $14.49          $11.41          $10.87           $10.54
Beginning of Period               ----------------    ---------------  --------------- ---------------- ------------- -------------
Investment Activities
  Net investment income                 0.05                0.11             0.14            0.16            0.16            0.14
  Net realized and unrealized
  gains (losses) from investments       5.79                6.48             2.54            3.63            0.71            0.38
                                  ----------------    ---------------  --------------- ---------------- ------------- -------------
  Total from Investment Activities      5.84                6.59             2.68            3.79            0.87            0.52
                                  ----------------    ---------------  --------------- ---------------- ------------- -------------
Distributions
  Net investment income                (0.05)              (0.11)           (0.14)          (0.17)          (0.16)          (0.14)
  Net realized gains                   (1.25)              (0.15)           (0.35)          (0.54)          (0.17)          (0.05)
                                  ----------------    ---------------  --------------- ---------------- ------------- -------------
  Total Distributions                  (1.30)              (0.26)           (0.49)          (0.71)          (0.33)          (0.19)
                                  ----------------    ---------------  --------------- ---------------- ------------- -------------
Net change in asset value               4.54                6.33             2.19            3.08            0.54            0.33
                                  ----------------    ---------------  --------------- ---------------- ------------- -------------
Net Asset Value, End of Period        $27.55              $23.01           $16.68          $14.49          $11.41          $10.87
                                  ================    ===============  =============== ================ ============= =============

TOTAL RETURN (EXCLUDES                 25.83%(b)           39.74%           18.79%          33.73%           8.23%           4.99%
SALES CHARGE)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of
period (000)                         $57,772         $   715,631         $ 490,392       $385,145       $  259,998      $ 284,203
Ratio of expenses to                    1.03%(c)            0.99%             0.92%          0.94%            0.95%          0.96%
  average net assets
Ratio of net investment                 0.21%(c)            0.54%             0.95%          1.24%            1.54%          1.38%
income to average net assets

Ratio of expenses to                         (d)             (d)              (d)             (d)              (d)           0.97%
  average net assets*
PORTFOLIO TURNOVER**                       3%                  6%                7%            15%               1%             7%
----------

* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.

** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.
(a) FOR THE PERIOD FROM MARCH 1, 1998 THROUGH DECEMBER 31, 1998. IN CONNECTION
WITH ITS REORGANIZATION, THE FUND CHANGED ITS FISCAL YEAR END TO DECEMBER 31.
(b) NOT ANNUALIZED. (c) ANNUALIZED. (d) THERE WERE NO FEE REDUCTIONS IN THIS
PERIOD.

LARGE-CAP EQUITY FUND

FINANCIAL HIGHLIGHTS, CLASS B SHARES


                                                               PERIOD ENDED
                                                                DECEMBER 31,
                                                                 1998 (a)
                                                               --------------

Net Asset Value, Beginning of Period                             $25.98
Investment Activities
  Net realized and unrealized gains (losses) from investments      1.56
                                                                   ----
  Total from Investment Activities                                 1.56
                                                                   ----
Distributions
  Net investment income                                              -
  Total Distributions                                                -
                                                                   ---
Net change in net asset value                                      1.56
                                                                   ----
Net Asset Value, End of Period                                  $ 27.54
                                                                ========
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)                          6.02%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                  $100
Ratio of expenses to average net assets                            1.10%(c)
Ratio of net investment income to average net assets               0.23%(c)
Ratio of expenses to average net assets*                           2.11% (c)
PORTFOLIO TURNOVER**                                                  3%
---------------------------
* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD
    FROM DECEMBER 15, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

LARGE-CAP EQUITY FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                                  PERIOD ENDED
                                                                   DECEMBER 31,
                                                                      1998 (a)
                                                                 --------------

Net Asset Value, Beginning of Period                                 $25.52
                                                                 --------------
Investment Activities
  Net realized and unrealized gains (losses) from investments          2.02
                                                                 --------------
    Total from Investment Activities                                   2.02
                                                                 --------------
Distributions
  Net investment income                                                 -
                                                                 --------------
  Total Distributions                                                   -
                                                                 --------------
Net change in asset value                                              2.02
                                                                 --------------
Net Asset Value, End of Period                                       $27.54
                                                                 ==============
TOTAL RETURN                                                           7.92%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                 $ 786,462
Ratio of expenses to average net assets                                1.04%(c)
Ratio of net investment income to average net assets                   0.20%(c)
Ratio of expenses to average net assets*                               1.09%(c)
PORTFOLIO TURNOVER**                                                      3%

* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.
(a) FOR THE PERIOD FROM DECEMBER 14, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES

                                                                    YEAR ENDED        PERIOD ENDED
                                                                    DECEMBER 31,      DECEMBER 31,
                                                                       1998              1997 (A)
                                                                 ------------------- ----------------
Net Asset Value, Beginning of Period                                 $10.37              $10.00
                                                                 -------------------  -----------------
Investment Activities
   Net investment income                                               0.10                0.65
   Net realized and unrealized gains (losses) from investments         1.81                1.71
                                                                 -------------------  -----------------
   Total from Investment Activities                                    1.91                2.36
                                                                 -------------------  -----------------
Distributions
   Net investment income                                              (0.10)              (0.19)
   Net realized gains                                                 (2.13)              (1.80)
                                                                 -------------------  -----------------
   Total Distributions                                                (2.23)              (1.99)
                                                                 -------------------  -----------------
Net change in asset value                                             (0.32)               0.37
                                                                 -------------------  -----------------
Net Asset Value, End of Period                                       $10.05              $10.37
                                                                 ===================  ========================
TOTAL RETURN (EXCLUDES SALES CHARGE)                                  19.46%              24.20%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                    $3,658                $388
Ratio of expenses to average net assets                                1.45%               1.06%(c)
Ratio of net investment income to average net assets                   0.86%               2.11%(c)
Ratio of expenses to average net assets*                               1.45%               1.31%(c)
PORTFOLIO TURNOVER**                                                    159%                 86%
--------------------

* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM
FEBRUARY 28, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997. (b)
NOT ANNUALIZED. (c) ANNUALIZED.

EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS, CLASS B SHARES


                                                                 PERIOD ENDED
                                                                  DECEMBER 31,
                                                                   1998 (a)
                                                             ------------------

Net Asset Value, Beginning of Period                               $10.63
                                                             ------------------
Investment Activities
  Net investment income                                              0.04
  Net realized and unrealized gains (losses) from investments        1.54
                                                             ------------------
  Total from Investment Activities                                   1.58
                                                             ------------------
Distributions
  Net investment income                                             (0.04)
  Net realized gains                                                (2.13)
                                                             ------------------
  Total Distributions                                               (2.17)
                                                             ------------------
Net change in net asset value                                       (0.59)
                                                             ------------------
Net Asset Value, End of Period                                     $10.04
                                                             ==================
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)                           15.79%(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                  $4,189
Ratio of expenses to average net assets                              2.20%(c)
Ratio of net investment income to average net assets                 0.12%(c)
PORTFOLIO TURNOVER*                                                   159%
----------------------

* PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM FEBRUARY 3, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                                   YEAR ENDED        PERIOD ENDED
                                                                   DECEMBER 31,        DECEMBER 31,
                                                                     1998                 1997 (a)
                                                               --------------------  ------------------
Net Asset Value, Beginning of Period                             $   10.37            $  11.73
                                                               --------------------   -----------------
Investment Activities
  Net investment income                                               0.13                0.06
  Net realized and unrealized gains (losses) from investments         1.81                0.44
                                                               --------------------  ------------------
  Total from Investment Activities                                    1.94                0.50
                                                               --------------------  ------------------
Distributions
  Net investment income                                              (0.13)              (0.06)
  Net realized gains                                                 (2.13)              (1.80)
                                                               --------------------  ------------------
  Total Distributions                                                (2.26)              (1.86)
                                                               -------------------- -------------------
Net change in asset value                                            (0.32)              (1.36)
                                                               -------------------- -------------------
Net Asset Value, End of Period                                   $   10.05            $  10.37
                                                               ==================== ===================
TOTAL RETURN                                                         19.72%               4.62%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                $  75,842            $ 67,949
Ratio of expenses to average net assets                               1.16%               0.68%(c)
Ratio of net investment income to average net assets                  1.14%               2.15%(c)
Ratio of expenses to average net assets*                              1.17%               1.09%(c)
PORTFOLIO TURNOVER**                                                   159%                 86%
--------------------

* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM
OCTOBER 3, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997. (b) NOT
ANNUALIZED. (c) ANNUALIZED.

INCOME FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES

                                                                    YEAR ENDED            YEAR ENDED                PERIOD ENDED
                                                                   DECEMBER 31,           DECEMBER 31,               DECEMBER 31,
                                                                      1998                     1997                  1996 (a)
                                                               ---------------------- ----------------------- ---------------------
Net Asset Value, Beginning of Period                            $  10.25                $  10.00                    $  10.00
                                                               ---------------------- ----------------------- ---------------------
Investment Activities
  Net investment income                                             0.54                    0.58                        0.40
  Net realized and unrealized gains (losses) from investments       0.29                    0.26                          -
                                                               ---------------------- ----------------------- ---------------------
  Total from Investment Activities                                  0.83                    0.84                        0.40
                                                               ---------------------- ----------------------- ---------------------
Distributions
  Net investment income                                           (0.54)                   (0.59)                      (0.40)
  Net realized gains                                              (0.14)                     -                            -
  In excess of net realized gains                                 (0.01)                     -                            -
                                                              ----------------------- ----------------------- ---------------------
  Total Distributions                                             (0.69)                   (0.59)                      (0.40)
                                                              ----------------------- ----------------------- ---------------------
Net change in asset value                                          0.14                     0.25                          -
                                                           -------------------------- ----------------------- ---------------------
Net Asset Value, End of Period                                  $ 10.39                  $ 10.25                     $ 10.00
                                                           ========================== ======================= =====================
TOTAL RETURN (EXCLUDES SALES CHARGE)                               8.28%                    8.66%                       4.12%(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                               $ 2,624                  $ 95                       $ 38,815
Ratio of expenses to average net assets                            1.24%                    0.87%                       1.13%(c)
Ratio of net investment income to average net assets               5.07%                    5.74%                       5.37%(c)
Ratio of expenses to average net assets*                           1.24%                    1.12%                       1.32%(c)
PORTFOLIO TURNOVER**                                                 42%                      56%                         65%
--------------------

* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.

** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM
APRIL 1, 1996 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1996. (b) NOT
ANNUALIZED. (c) ANNUALIZED.

INCOME FUND

FINANCIAL HIGHLIGHTS, CLASS B SHARES

                                                                  PERIOD ENDED
                                                                   DECEMBER 31,
                                                                    1998 (A)
                                                              -----------------
Net Asset Value, Beginning of Period                                 $10.32
                                                              -----------------
Investment Activities
  Net investment income                                                0.43
  Net realized and unrealized gains (losses) from investments          0.21
                                                              -----------------
  Total from Investment Activities                                     0.64
                                                              -----------------
Distributions
  Net investment income                                               (0.43)
  Net realized gains                                                  (0.14)
  In excess of net realized gains                                     (0.01)
                                                              -----------------
  Total Distributions                                                 (0.58)
                                                              -----------------
Net change in net asset value                                          0.06
                                                              -----------------
Net Asset Value, End of Period                                       $10.38
                                                              =================
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)                              6.30%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                    $1,241
Ratio of expenses to average net assets                                1.98%(c)
Ratio of net investment income to average net assets                   4.29%(c)
PORTFOLIO TURNOVER*                                                      42%
-------------------------------

* PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM FEBRUARY 4, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

INCOME FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                                                YEAR ENDED      PERIOD ENDED
                                                                                DECEMBER 31,     DECEMBER 31,
                                                                                 1998              1997 (a)
                                                                               --------------   ---------------
Net Asset Value, Beginning of Period                                            $  10.25         $  10.16
                                                                               --------------   ---------------
Investment Activities
  Net investment income                                                              0.56            0.16
  Net realized and unrealized gains (losses) from investments                        0.29            0.09
                                                                               ---------------   ---------------
  Total from Investment Activities                                                   0.85            0.25
                                                                               ----------------  ---------------
Distributions
  Net investment income                                                             (0.56)          (0.16)
  Net realized gains                                                                (0.14)             -
  In excess of net realized gains                                                   (0.01)             -
                                                                               -----------------  ---------------
  Total Distributions                                                               (0.71)          (0.16)
                                                                               ------------------ ---------------
  Net change in asset value                                                          0.14            0.09
                                                                               ------------------ ---------------
  Net Asset Value, End of Period                                                $   10.39         $ 10.25
                                                                               ================== ===============
TOTAL RETURN                                                                         8.55%           2.45% (b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                               $  78,105         $71,991
Ratio of expenses to average net assets                                              0.97%           0.60% (c)
Ratio of net investment income to average net assets                                 5.41%           6.28% (c)
Ratio of expenses to average net assets*                                             0.98%           0.92% (c)
PORTFOLIO TURNOVER**                                                                   42%             56%
--------------------

* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
FEE REDUCTION HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.

** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM
OCTOBER 3, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997. (b) NOT
ANNUALIZED. (c) ANNUALIZED

GOVERNMENT INCOME FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES

                                              PERIOD           YEAR          YEAR            YEAR          YEAR         YEAR
                                               ENDED           ENDED         ENDED           ENDED         ENDED        ENDED
                                             DECEMBER 31,    FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28, FEBRUARY 28,
                                              1998(A)          1998           1997             1996          1995        1994
                                           --------------    -------------  ------------   ------------   ------------- -----------
Net Asset Value, Beginning of Period        $  10.07         $  9.69        $  9.87         $ 9.47         $  9.90       $ 10.25
                                           --------------    -------------  ------------   -------------  ------------- -----------
Investment Activities                           0.45            0.55           0.57           0.58            0.54          0.55
  Net investment income
  Net realized and unrealized
gains (losses) from investments                 0.31            0.38          (0.18)          0.41           (0.44)        (0.09)
                                            -------------    -------------   ------------   ------------   ------------  ----------
  Total from Investment Activities              0.76            0.93           0.39           0.99            0.10          0.46
                                            -------------    -------------   ------------   ------------   ------------   ---------
Distributions
  Net investment income                        (0.45)          (0.55)         (0.57)         (0.59)          (0.53)        (0.55)
  Net realized gains                              -              -              -              -                           (0.25)
  In excess of net realized gains                 -              -              -              -               -           (0.01)
                                            -------------    -------------   ------------    ------------   ------------   --------
Total Distributions                            (0.45)          (0.55)         (0.57)         (0.59)          (0.53)        (0.81)
                                            -------------    -------------   ------------    ------------   -------------  ---------
Net change in asset value                       0.31            0.38          (0.18)          0.40           (0.43)        (0.35)
                                           --------------   -------------   ------------    ------------   -------------  ---------
Net Asset Value, End of Period             $   10.38       $   10.07        $  9.69         $ 9.87          $ 9.47        $ 9.90
                                           ==============  ==============   ============    ============   =============  =========
TOTAL RETURN (EXCLUDES SALES CHARGE)            7.69%(b)        9.90%          4.07%         10.70%           1.20%         4.55%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)          $   1,486       $ 270,404      $ 249,618      $ 184,226       $ 168,313     $ 118,695
Ratio of expenses to average net assets         0.91%(c)        0.80%          0.70%          0.72%           0.68%         0.70%
Ratio of net investment income to
 average net assets                             5.28%           5.62%          5.82%          5.96%           5.79%         5.34%
Ratio of expenses to average net assets*         (d)            0.86%          0.80%          0.82%           0.83%         0.89%
PORTFOLIO TURNOVER**                              20%             25%             7%            87%             31%           49%
----------

* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.

** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM
MARCH 1, 1998 THROUGH DECEMBER 31, 1998. IN CONNECTION WITH ITS REORGANIZATION,
THE FUND CHANGED ITS FISCAL YEAR END TO DECEMBER 31. (b) NOT ANNUALIZED.
(c) ANNUALIZED (d) THERE WERE NO FEE REDUCTIONS IN THIS PERIOD.

GOVERNMENT INCOME FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                                  PERIOD ENDED
                                                                  DECEMBER 31,
                                                                    1998 (a)
                                                                ---------------

Net Asset Value, Beginning of Period                                 $ 10.42
                                                                ---------------
Investment Activities
  Net investment income                                                 0.03
  Net realized and unrealized gains (losses) from investments          (0.06)
                                                                ---------------
  Total from Investment Activities                                     (0.03)
                                                                ---------------
Distributions
  Net investment income                                                (0.03)
                                                                ---------------
   Total Distributions                                                 (0.03)
                                                                ---------------
Net change in asset value                                             (0.06)
                                                                ---------------
Net Asset Value, End of Period                                   $    10.36
                                                                ===============


TOTAL RETURN                                                          (0.33)%(b)

RATIOS/SUPPLEMENTARY DATA:

Net Assets at end of period (000)                                $  293,944
Ratio of expenses to average net assets                                0.88%(c)
Ratio of net investment income to average net assets                   5.07%(c)
PORTFOLIO TURNOVER*                                                      20%

--------------------------------

* PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM DECEMBER 14, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

LIMITED TERM INCOME FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES


                                                    YEAR             YEAR           YEAR           YEAR           PERIOD
                                                   ENDED             ENDED          ENDED          ENDED          ENDED
                                                 DECEMBER 31,       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                    1998               1997            1996           1995        1994 (a)
                                               ---------------    --------------  -------------  ------------- --------------
Net Asset Value, Beginning of Period            $  9.99              $9.96           $10.13        $ 9.66        $ 10.00
                                               ---------------    --------------  -------------  ------------- --------------
Investment Activities
  Net investment income                            0.52               0.59             0.58          0.59         0.38
  Net realized and unrealized gains
  (losses) from investments                        0.11               0.04            (0.16)         0.47        (0.34)
                                               ---------------    --------------  -------------- ------------- --------------
  Total from Investment Activities                 0.63               0.63             0.42          1.06         0.04
                                               ---------------    --------------  -------------- ------------- --------------
Distributions
  Net investment income                           (0.52)             (0.59)           (0.58)        (0.59)       (0.38)
  Net realized gains                              (0.04)             (0.01)           (0.01)           -            -
  In excess of net realized gains                 (0.01)                -               -              -            -
                                             ---------------      --------------  -------------- ------------- --------------
  Total Distributions                             (0.57)             (0.60)           (0.59)        (0.59)       (0.38)
                                             ---------------      --------------  -------------- ------------- --------------
Net change in asset value                          0.06               0.03            (0.17)         0.47        (0.34)
                                             ---------------      --------------  -------------- ------------- --------------
Net Asset Value, End of Period                  $ 10.05              $9.99            $9.96       $ 10.13       $ 9.66
                                             ===============      ==============  ============== ============= ==============
TOTAL RETURN (EXCLUDES SALES CHARGE)               6.48%              6.47%            4.28%        11.20%        0.42%(b)
RATIOS/SUPPLEMENTARY DATA:

Net Assets at end of period (000)              $  7,484            $ 5,894         $ 98,197     $ 103,382     $ 93,189
Ratio of expenses to average net assets            1.19%              0.83%            0.83%         0.87%        0.83%(c)
Ratio of net investment income to average
 net assets                                        5.17%              5.92%            5.84%         5.89%        5.27%(c)
Ratio of expenses to average net assets*           1.20%              1.09%            1.08%         1.12%        1.28%(c)
PORTFOLIO TURNOVER**                                 41%                45%              51%           28%           6%

--------------------


* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.

** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM
MARCH 28, 1994 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1994. (b) NOT
ANNUALIZED. () ANNUALIZED.

LIMITED TERM INCOME FUND

FINANCIAL HIGHLIGHTS, CLASS B SHARES


                                                                   PERIOD ENDED
                                                                    DECEMBER 31,
                                                                    1998 (a)
                                                                 ---------------
Net Asset Value, Beginning of Period                                $ 10.03
                                                                 -------------
Investment Activities
  Net investment income                                                 0.41
  Net realized and unrealized gains (losses) from investments           0.06
                                                                 -------------
  Total from Investment Activities                                      0.47
                                                                 -------------
Distributions
  Net investment income                                                (0.41)
  Net realized gains                                                   (0.04)
  In excess of net realized gains                                      (0.01)
                                                                 -------------
  Total Distributions                                                  (0.46)
                                                                 -------------
Net change in net asset value                                           0.01
                                                                 -------------
Net Asset Value, End of Period                                     $   10.04
                                                                 =============
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)                               4.76%(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                  $     601
Ratio of expenses to average net assets                                 1.94%(c)
Ratio of net investment income to average net assets                    4.33%(c)
PORTFOLIO TURNOVER*                                                       41%
--------------------------

* PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM FEBRUARY 4, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

LIMITED TERM INCOME FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                       YEAR ENDED          PERIOD ENDED
                                                      DECEMBER 31,          DECEMBER 31,
                                                         1998                 1997(A)
                                               ------------------------   -----------------
Net Asset Value, Beginning of Period                    $9.98                 $10.00
                                               -------------------------  -----------------
Investment Activities
  Net investment income                                  0.54                   0.15
  Net realized and unrealized gains                      0.13                  (0.01)
   (losses) from investments                   -------------------------   -----------------
  Total from Investment Activities                       0.67                   0.14
                                               -------------------------   -----------------
Distributions
  Net investment income                                 (0.55)                 (0.15)
  Net realized gains                                    (0.04)                 (0.01)
  In excess of net realized gains                       (0.01)                   -
                                               -------------------------   -----------------
  Total Distributions                                   (0.60)                 (0.16)
                                               -------------------------   -----------------
Net change in asset value                                0.07                  (0.02)
                                               -------------------------   -----------------
Net Asset Value, End of Period                         $10.05                  $9.98
                                               =========================   =================
TOTAL RETURN                                             6.86%                  1.36%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (ooo)                    $ 85,425               $ 84,886
Ratio of expenses to average net assets                  0.94%                  0.56%(c)
Ratio of net investment income to average net assets     5.43%                  6.08%(c)
Ratio of expenses to average net assets*                 0.95%                  0.87%(c)
PORTFOLIO TURNOVER**                                       41%                    45%
-------------------

* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM
OCTOBER 3, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997. (b) NOT
ANNUALIZED. (c) ANNUALIZED.

LIMITED TERM U.S. GOVERNMENT FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES

                                                                         YEAR ENDED         PERIOD ENDED
                                                                         DECEMBER 31,        DECEMBER 31,
                                                                            1998               1997 (a)
                                                                    --------------------  ------------------
Net Asset Value, Beginning of Period                                     $  10.12            $  10.00
                                                                    -------------------- -------------------
Investment Activities
  Net investment income                                                      0.53                0.42
  Net realized and unrealized gains (losses) from investments                0.14                0.12
                                                                    -------------------- -------------------
  Total from Investment Activities                                           0.67                0.54
                                                                    -------------------- -------------------
Distributions
  Net investment income                                                     (0.53)              (0.42)
  Net realized gains                                                        (0.01)                -
                                                                    -------------------- -------------------
  Total Distributions                                                       (0.54)              (0.42)
                                                                    -------------------- -------------------
Net change in asset value                                                    0.13                0.12
                                                                    -------------------- -------------------
Net Asset Value, End of Period                                        $     10.25            $  10.12
                                                                    ==================== ===================
TOTAL RETURN (EXCLUDES SALES CHARGE)                                         6.69%               5.54%(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                     $     2,437           $  20,103
Ratio of expenses to average net assets                                      1.02%               1.00%(c)
Ratio of net investment income to average net assets                         5.16%               5.34%(c)
Ratio of expenses to average net assets*                                     1.54%               1.62%(c)
PORTFOLIO TURNOVER**                                                           86%                 52%
------------------


* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.

** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM
FEBRUARY 28, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997. (b)
NOT ANNUALIZED. (c) ANNUALIZED.

LIMITED TERM U.S. GOVERNMENT FUND

FINANCIAL HIGHLIGHTS, CLASS B SHARES

                                                                   PERIOD ENDED
                                                                   DECEMBER 31,
                                                                     1998 (a)
                                                                ---------------
Net Asset Value, Beginning of Period                              $ 10.12
                                                                ---------------
Investment Activities
  Net investment income                                              0.35
  Net realized and unrealized gains (losses) from investments        0.15
                                                                ---------------
  Total from Investment Activities                                   0.50
                                                                ---------------
Distributions
  Net investment income                                             (0.35)
  Net realized gains                                                (0.01)
                                                                ---------------
  Total Distributions                                               (0.36)
                                                                ---------------
Net change in net asset value                                        0.14
                                                                ---------------
Net Asset Value, End of Period                                    $ 10.26
                                                                ===============
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)                            4.98% (b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                $    430
Ratio of expenses to average net assets                              1.97% (c)
Ratio of net investment income to average net assets                 4.01% (c)
Ratio of expenses to average net assets*                             2.24% (c)
PORTFOLIO TURNOVER**                                                   86%
------------------------------
* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM MARCH 3, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

LIMITED TERM U.S. GOVERNMENT FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES


                                                          PERIOD ENDED
                                                          DECEMBER 31,
                                                            1998 (A)
                                                        -------------------
Net Asset Value, Beginning of Period                    $     10.29
                                                        -------------------
Investment Activities
  Net investment income                                        0.03
  Net realized and unrealized gains (losses)
     from investments                                         (0.04)
                                                        -------------------
Total from Investment Activities                              (0.01)
                                                        -------------------
Distributions
  Net Investment income                                       (0.03)
                                                        -------------------
  Total Distributions                                         (0.03)
                                                        -------------------
Net change in asset value                                     (0.04)
                                                        -------------------
Net Asset Value, End of Period                          $     10.25
                                                        ===================
TOTAL RETURN                                                  (0.14)%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                       $    46,344
Ratio of expenses to average net assets                        0.69%(c)
Ratio of net investment income to average net
  assets                                                       5.29%(c)
Ratio of expenses to average net assets*                       0.96%(c)
PORTFOLIO TURNOVER**                                             86%


* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM DECEMBER 14, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

TENNESSEE TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES


                                                 YEAR ENDED     YEAR ENDED       YEAR ENDED       YEAR ENDED       PERIOD ENDED
                                                  DECEMBER       DECEMBER         DECEMBER         DECEMBER          DECEMBER
                                                     31,           31,               31,              31,               31,
                                                    1998          1997              1996             1995              1994(A)
                                              ---------------  --------------  ---------------  --------------    ----------------
Net Asset Value, Beginning of Period           $   10.18       $    9.90       $     10.19      $    9.40         $    10.00
                                              ---------------  --------------  ---------------  --------------    ----------------
Investment Activities
  Net investment income                             0.35            0.44              0.42           0.45               0.34
  Net realized and unrealized gains
    (losses) from investments                       0.08            0.25             (0.29)          0.79              (0.60)
                                              ---------------  --------------  ---------------  --------------    ----------------
  Total from Investment Activities                  0.43            0.69              0.13           1.24              (0.26)
                                              ---------------  --------------  ---------------  --------------    ----------------
Distributions
  Net investment income                            (0.35)          (0.41)            (0.42)         (0.45)             (0.34)
  Net realized gains                               (0.07)            -                 -              -                  -
Total Distributions                                (0.42)          (0.41)            (0.42)         (0.45)             (0.34)
                                              ---------------  --------------  ---------------  --------------    ----------------
Net change in asset value                           0.01            0.28             (0.29)          0.79              (0.60)
                                              ---------------  --------------  ---------------  --------------    ----------------
Net Asset Value, End of Period                $    10.19       $   10.18       $      9.90      $   10.19         $     9.40
                                              ===============  ==============  ===============  ==============    ================
TOTAL RETURN (EXCLUDES SALES CHARGE)                4.25%           7.13%             1.39%         13.40%              2.63%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)             $    2,919       $   1,669       $    88,084      $  94,143         $   86,127
Ratio of expenses to average net assets             1.20%           0.84%             0.86%          0.87%              0.82%(c)
Ratio of net investment income to
 average net assets                                 3.37%           4.13%             4.29%          4.52%              4.61%(c)
Ratio of expenses to average net assets*            1.20%           1.09%             1.11%          1.12%              1.18%(c)
PORTFOLIO TURNOVER**                                 155%            253%              219%           188%              0.41%
--------------------
* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED.  IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE  BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM
MARCH 28, 1994 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1994. (b) NOT
ANNUALIZED. (c) ANNUALIZED.

TENNESSEE TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS, CLASS B SHARES

                                                            PERIOD ENDED
                                                             DECEMBER 31,
                                                               1998 (A)
                                                         --------------------
Net Asset Value, Beginning of Period                     $     10.22
                                                         --------------------
Investment Activities
  Net investment income                                         0.26
  Net realized and unrealized gains (losses)
     from investments                                           0.06
                                                         --------------------
  Total from Investment Activities                              0.32
                                                         --------------------
Distributions
  Net Investment income                                        (0.26)
  Net realized gains                                           (0.07)
                                                         --------------------
  Total Distributions                                          (0.33)
                                                         --------------------
Net change in asset value                                      (0.01)
                                                         --------------------
Net Asset Value, End of Period                           $     10.21
                                                         ====================
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)                       3.17%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                        $     1,397
Ratio of expenses to average net assets                         1.95%(c)
Ratio of net investment income to average net assets            2.50%(c)
PORTFOLIO TURNOVER*                                              155%

* PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM FEBRUARY 24, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

TENNESSEE TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                             YEAR ENDED                     PERIOD ENDED
                                                            DECEMBER 31,                    DECEMBER 31,
                                                              1998                            1997 (A)
                                                       -----------------------         ----------------------
Net Asset Value, Beginning of Period                    $      10.18                    $      10.05
                                                       -----------------------         ----------------------
Investment Activities
  Net investment income                                         0.37                            0.10
  Net realized and unrealized gains (losses)
       from investments                                         0.08                            0.13
                                                       -----------------------         ----------------------
  Total from Investment Activities                              0.45                            0.23
                                                       -----------------------         ----------------------
Distributions
  Net Investment income                                        (0.37)                          (0.10)
  Net realized gains                                           (0.07)                            -
                                                       -----------------------         ----------------------
  Total Distributions                                          (0.44)                          (0.10)
                                                       -----------------------         ----------------------
Net change in asset value                                       0.01                            0.13
                                                       -----------------------         ----------------------
Net Asset Value, End of Period                          $      10.19                    $      10.18
                                                       =======================         ======================
TOTAL RETURN                                                    4.52%                           2.35%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                       $      91,687                   $    100,742
Ratio of expenses to average net assets                          0.95%                          0.56%(c)
Ratio of net investment income to average net
    assets                                                       3.65%                          4.22%(c)
Ratio of expenses to average net assets*                         0.95%                          0.87%(c)
PORTFOLIO TURNOVER**                                              155%                           253%
---------------------------
* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED.  IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED,  THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE  CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM
OCTOBER 3, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997. (b) NOT
ANNUALIZED. (c) ANNUALIZED.


MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES



                                              PERIOD            YEAR          YEAR          YEAR          YEAR           YEAR
                                               ENDED            ENDED         ENDED         ENDED        ENDED          ENDED
                                             DECEMBER         FEBRUARY      FEBRUARY      FEBRUARY      FEBRUARY       FEBRUARY
                                                31,              28,           28,           28,           28,           28,
                                               1998(A)         1998          1997          1996          1995           1994
                                          ---------------   ------------- ------------- ------------- -------------- -------------
Net Asset Value, Beginning of Period      $   10.89         $   10.59     $   10.66     $   10.15     $   10.57      $   10.51
                                          ---------------   ------------- ------------- ------------- -------------- -------------
Investment Activities
  Net investment income                        0.34              0.47          0.49          0.49          0.49           0.48
  Net realized and unrealized gains
   (losses) from investments                   0.14              0.32         (0.07)         0.50         (0.43)          0.08
                                          ---------------   ------------- ------------- ------------- -------------- -------------
  Total from Investment Activities             0.48              0.79          0.42          0.99          0.06           0.56
                                          ---------------   ------------- ------------- ------------- -------------- -------------
Distributions
  Net investment income                       (0.39)            (0.47)        (0.48)        (0.48)        (0.48)         (0.49)
  Net realized gains                          (0.02)            (0.02)        (0.01)          -             -            (0.01)
                                          ---------------   ------------- ------------- ------------- -------------- -------------
  Total Distributions                         (0.41)            (0.49)        (0.49)        (0.48)        (0.48)         (0.50)
                                          ---------------   ------------- ------------- ------------- -------------- -------------
Net change in asset value                      0.07              0.30         (0.07)         0.51         (0.42)          0.06
                                          ---------------   ------------- ------------- ------------- -------------- -------------
Net Asset Value, End of Period                10.96             10.89         10.59         10.66         10.15          10.57
                                          ===============   ============= ============= ============= ============== =============
TOTAL RETURN (EXCLUDES SALES CHARGE)           4.41%(b)          7.70%         4.12%         9.96%         0.81%          5.34%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)         $   1,980         $  48,579     $  46,928     $  44,578     $  41,542      $  34,435
Ratio of expenses to average net assets        0.91%(c)          0.76%         0.70%         0.70%         0.75%          0.74%
Ratio of net investment income to
  average net assets                           4.08%(c)          4.40%         4.69%         4.65%         4.93%          4.60%
Ratio of expenses to average net assets*       1.21%(c)          1.07%         1.16%         1.17%         1.16%          1.41%
PORTFOLIO TURNOVER**                              3%                6%            9%           20%            9%             9%
------------------------
* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED.  IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM
MARCH 1, 1998 THROUGH DECEMBER 31, 1998. IN CONNECTION WITH ITS REORGANIZATION,
THE FUND CHANGED ITS FISCAL YEAR END TO DECEMBER 31. (b) NOT ANNUALIZED.
(c) ANNUALIZED



MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES


                                                             PERIOD ENDED
                                                             DECEMBER 31,
                                                               1998 (a)
                                                          -------------------
Net Asset Value, Beginning of Period                      $     11.01
                                                          -------------------
Investment Activities
  Net investment income                                          0.02
  Net realized and unrealized gains (losses)
     from investments                                           (0.05)
                                                          -------------------
  Total from Investment Activities                              (0.03)
                                                          -------------------
Distributions
  Net Investment income                                         (0.02)
                                                          -------------------
  Total Distributions                                           (0.02)
                                                          -------------------
Net change in asset value                                       (0.05)
                                                          -------------------
Net Asset Value, End of Period                            $     10.96
                                                          ===================
TOTAL RETURN                                                    (0.25)%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                         $    54,578
Ratio of expenses to average net assets                          0.90%(c)
Ratio of net investment income to average net assets             4.12%(c)
Ratio of expenses to average net assets*                         1.24%(c)
PORTFOLIO TURNOVER**                                                3%

------------------------------

* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM DECEMBER 14, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

LIMITED TERM TENNESSEE TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES

                                                                YEAR ENDED                     PERIOD ENDED
                                                               DECEMBER 31,                    DECEMBER 31,
                                                                 1998 (a)                         1997 (a)
                                                       ---------------------------    ---------------------------
Net Asset Value, Beginning of Period                    $        10.13                 $         10.00
                                                       ---------------------------    ---------------------------
Investment Activities
  Net investment income                                           0.32                            0.29
  Net realized and unrealized gains (losses)
       from investments                                           0.06                            0.13
                                                       ---------------------------    ---------------------------
  Total from Investment Activities                                0.38                            0.42
                                                       ---------------------------    ---------------------------
Distributions
  Net Investment income                                          (0.32)                          (0.29)
  Net realized gains                                             (0.08)                            -
                                                       ---------------------------    ---------------------------
  Total Distributions                                            (0.40)                          (0.29)
                                                       ---------------------------    ---------------------------
Net change in asset value                                        (0.02)                           0.13
                                                       ---------------------------    ---------------------------
Net Asset Value, End of Period                           $       10.11                 $         10.13
                                                       ===========================    ===========================
TOTAL RETURN (EXCLUDES SALES CHARGE)                              3.76%                           4.26% (b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                        $      19,439                  $        22,893
Ratio of expenses to average net assets                           1.05%                            0.98% (c)
Ratio of net investment income to average net
  assets                                                          3.11%                            3.48% (c)
Ratio of expenses to average net assets*                          1.52%                            1.52% (c)
PORTFOLIO TURNOVER**                                               189%                             179%
-----------------------------
* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM
FEBRUARY 28, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997. (b)
NOT ANNUALIZED. (c) ANNUALIZED.

LIMITED TERM TENNESSEE TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS, CLASS B SHARES

                                                            PERIOD ENDED
                                                            DECEMBER 31,
                                                              1998 (a)
                                                        --------------------
Net Asset Value, Beginning of Period                    $      10.18
                                                        --------------------
Investment Activities
  Net investment income                                         0.20
                                                        --------------------
  Total from Investment Activities                              0.20
                                                        --------------------
Distributions
  Net Investment income                                        (0.20)
  Net realized gains                                           (0.08)
                                                        --------------------
  Total Distributions                                          (0.28)
                                                        --------------------
Net change in asset value                                      (0.08)
                                                        --------------------
Net Asset Value, End of Period                          $      10.10
                                                        ====================
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)                       1.94%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                       $        732
Ratio of expenses to average net assets                         2.05%(c)
Ratio of net investment income to average net assets            2.02%(c)
Ratio of expenses to average net assets*                        2.27%(c)
PORTFOLIO TURNOVER**                                             189%
---------------------------
* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM FEBRUARY 3, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

PRIME MONEY MARKET FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES


                                                    YEAR             YEAR          YEAR          YEAR          PERIOD
                                                    ENDED            ENDED         ENDED         ENDED        ENDED
                                                  DECEMBER         DECEMBER      DECEMBER      DECEMBER      DECEMBER
                                                     31,              31,           31,           31,           31,
                                                    1998             1997          1996          1995          1994(a)
                                               ---------------   ------------- ------------- ------------- --------------
Net Asset Value, Beginning of Period           $  1.000          $   1.000     $    1.000    $    1.000    $   1.000
                                               ---------------   ------------- ------------- ------------- --------------
Investment Activities
  Net investment income                           0.047              0.048          0.048         0.054        0.031
                                               ---------------   ------------- ------------- ------------- --------------
  Total from Investment Activities                0.047              0.048          0.048         0.054        0.031
                                               ---------------   ------------- ------------- ------------- --------------
Distributions
  Net investment income                          (0.047)            (0.048)        (0.048)       (0.054)      (0.031)
                                               ---------------   ------------- ------------- ------------- --------------
  Total Distributions                            (0.047)            (0.048)        (0.048)       (0.054)      (0.031)
                                               ---------------   ------------- ------------- ------------- --------------
Net change in asset value                          -                  -              -             -             -
                                               ---------------   ------------- ------------- ------------- --------------
Net Asset Value, End of Period                 $  1.000          $   1.000     $    1.000    $    1.000    $   1.000
                                               ===============   ============= ============= ============= ==============
TOTAL RETURN (EXCLUDES SALES CHARGE)               4.85%              4.90%          4.88%         5.51%        3.13%(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)              $310,201          $  56,163     $   22,836     $  63,919    $  82,351
Ratio of expenses to average net assets            0.81%              0.87%          0.68%         0.65%        0.63%(c)
Ratio of net investment income to average
  net assets                                       4.73%              4.82%          4.83%         5.37%        4.00%(c)
Ratio of expenses to average net assets*           0.82%                 (d)         0.86%         0.90%        0.93%(c)

-------------------------
* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.

(a) FOR THE PERIOD MARCH 29, 1994 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER
31, 1994. (b) NOT ANNUALIZED. (c) ANNUALIZED. (d) THERE WERE NO FEE REDUCTIONS
IN THIS PERIOD

PRIME MONEY MARKET FUND

FINANCIAL HIGHLIGHTS, CLASS B SHARES

                                                            PERIOD ENDED
                                                            DECEMBER 31,
                                                               1998 (A)
                                                        ---------------------
Net Asset Value, Beginning of Period                    $     1.000
                                                        ---------------------
Investment Activities
  Net investment income                                        0.021
                                                        ---------------------
  Total from Investment Activities                             0.021
                                                        ---------------------
Distributions
  Net Investment income                                       (0.021)
                                                        ---------------------
  Total Distributions                                         (0.021)
                                                        ---------------------
Net change in asset value                                       -
                                                        ---------------------
Net Asset Value, End of Period                          $       1.000
                                                        =====================
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)                       2.07%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                       $        187
Ratio of expenses to average net assets                         1.55%(c)
Ratio of net investment income to average net assets            3.77%(c)

---------------

(a) FOR THE PERIOD FROM JULY 23, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

PRIME MONEY MARKET FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                               YEAR ENDED                PERIOD ENDED              PERIOD ENDED
                                                               DECEMBER 31,              DECEMBER 31,               DECEMBER 31,
                                                                1998                       1997                      1996(a)
                                                           ------------------      ------------------------      ------------------
Net Asset Value, Beginning of Period                        $    1.000             $       1.000                 $    1.000
                                                           ------------------      ------------------------      ------------------
Investment Activities
  Net investment income                                          0.050                     0.051                      0.024
                                                           ------------------      ------------------------      ------------------
  Total from Investment Activities                               0.050                     0.051                      0.024
                                                           ------------------      ------------------------      ------------------
Distributions
  Net Investment income                                         (0.050)                   (0.051)                    (0.024)
                                                           ------------------      ------------------------      ------------------
  Total Distributions                                           (0.050)                   (0.051)                    (0.024)
                                                           ------------------      ------------------------      ------------------
Net change in asset value                                          -                        -                          -
                                                           ------------------      ------------------------      ------------------
Net Asset Value, End of Period                             $     1.000             $       1.000                  $   1.000
                                                           ==================      ========================      ==================
TOTAL RETURN                                                      5.11%                     5.17%                      2.46% (b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                          $    66,715             $      26,389                  $  48,101
Ratio of expenses to average net assets                           0.58%                     0.62%                      0.65% (c)
Ratio of net investment income to average net assets              4.97%                     5.05%                      4.86% (c)

-------------
(a) FOR THE PERIOD FROM JULY 1, 1996 (COMMENCEMENT OF OPERATIONS) THROUGH
DECEMBER 31, 1996.  (b) NOT ANNUALIZED.   (c) ANNUALIZED.

TREASURY MONEY MARKET FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES


                                                 YEAR ENDED     YEAR ENDED       YEAR ENDED       YEAR ENDED        PERIOD ENDED
                                                 DECEMBER 31,   DECEMBER 31,     DECEMBER 31,     DECEMBER 31,      DECEMBER 31
                                                    1998          1997              1996             1995              1994(a)
                                              ---------------  --------------  ---------------  --------------    ----------------
Net Asset Value, Beginning of Period          $    1.000       $    1.000      $    1.000       $    1.000        $    1.000
                                              ---------------  --------------  ---------------  --------------    ----------------
Investment Activities
  Net investment income                            0.046            0.047           0.047            0.053             0.030
                                              ---------------  --------------  ---------------  --------------    ----------------
  Total from Investment Activities                 0.046            0.047           0.047            0.053             0.030
                                              ---------------  --------------  ---------------  --------------    ----------------
Distributions
  Net Investment income                           (0.046)          (0.047)         (0.047)          (0.053)           (0.030)
                                              ---------------  --------------  ---------------  --------------    ----------------
  Total Distributions                             (0.046)          (0.047)         (0.047)          (0.053)           (0.030)
                                              ---------------  --------------  ---------------  --------------    ----------------
Net change in asset value                           -                -               -                -                 -
                                              ---------------  --------------  ---------------  --------------    ----------------
Net Asset Value, End of Period                $    1.000       $    1.000      $    1.000       $    1.000        $    1.000
                                              ===============  ==============  ===============  ==============    ================
TOTAL RETURN                                        4.68%            4.78%           4.78%            5.41%             3.01%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)             $  167,475       $   77,065      $   78,308       $  168,430        $  139,715
Ratio of expenses to average net assets             0.77%            0.75%           0.56%            0.50%             0.54%
Ratio of net investment income
   to average net assets                            4.56%            4.68%           4.72%            5.28%             4.02%
Ratio of expenses to average net assets*            0.78%             (d)            0.74%            0.75%             0.83%
--------------


* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.

(a) FOR THE PERIOD FROM MARCH 29, 1994 (COMMENCEMENT OF OPERATIONS) THROUGH
DECEMBER 31, 1994. (b) NOT ANNUALIZED. (c) ANNUALIZED. (d) THERE WERE NO FEE
REDUCTIONS IN THIS PERIOD

TREASURY MONEY MARKET FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                             YEAR ENDED                 YEAR ENDED               PERIOD ENDED
                                                             DECEMBER 31,              DECEMBER 31,               DECEMBER 31,
                                                                1998                       1997                      1996(a)
                                                       -----------------------     ---------------------    ----------------------
Net Asset Value, Beginning of Period                   $       1.000               $      1.000             $       1.000
                                                       -----------------------     ---------------------    ----------------------
Investment Activities
  Net investment income                                        0.048                      0.049                     0.024
                                                       -----------------------     ---------------------    ----------------------
  Total from Investment Activities                             0.048                      0.049                     0.024
                                                       -----------------------     ---------------------    ----------------------
Distributions
  Net Investment income                                       (0.048)                    (0.049)                   (0.024)
                                                       -----------------------     ---------------------    ----------------------
  Total Distributions                                         (0.048)                    (0.049)                   (0.024)
                                                       -----------------------     ---------------------    ----------------------
Net change in asset value                                       -                          -                         -
                                                       -----------------------     ---------------------    ----------------------
Net Asset Value, End of Period                         $       1.000               $      1.000             $       1.000
                                                       =======================     =====================    ======================
TOTAL RETURN                                                    4.93%                      5.05%                     2.43%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                      $     309,979               $    114,175             $     109,698
Ratio of expenses to average net assets                         0.53%                      0.50%                     0.52%(c)
Ratio of net investment income to average net assets            4.78%                      4.94%                     4.78%(c)

--------------

(a) FOR THE PERIOD FROM JULY 1, 1996 (COMMENCEMENT OF OPERATIONS) THROUGH
DECEMBER 31, 1996. (b) NOT ANNUALIZED. (c) ANNUALIZED.


For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS): The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.


--------------------------------------------------------------------------------
YOU CAN GET FREE COPIES OF REPORTS AND THE SAI, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CONTACTING THE FUNDS AT:

                                    ISG FUNDS
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                            TELEPHONE: 1-800-852-0045

--------------------------------------------------------------------------------

You can review information about the Funds, including the Funds' Reports and SAI, at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:
   o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009, or calling
       1-800-SEC-0330.
   o   Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-06076.

                         THE INFINITY MUTUAL FUNDS, INC.

                                    ISG FUNDS

o   International Equity Fund           o    Municipal Income Fund
o   Small-Cap Opportunity Fund          o    Limited Term Tennessee Tax-
                                               Exempt Fund
o   Mid-Cap Fund                        o    Prime Money Market Fund
o   Capital Growth Fund                 o    Government Money Market Fund
o   Large-Cap Equity Fund               o    Treasury Money Market Fund
o   Equity Income Fund                  o    Tax-Exempt Money Market Fund
o   Income Fund                         o    Aggressive Growth Portfolio
o   Government Income Fund              o    Growth Portfolio
o   Limited Term Income Fund            o    Growth & Income Portfolio
o   Limited Term U.S. Government        o    Moderate Growth & Income
      Fund                                     Portfolio
o   Tennessee Tax-Exempt Fund           o    Current Income Portfolio

        CLASS A SHARES, CLASS B SHARES AND INSTITUTIONAL (CLASS I) SHARES

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 1999


          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus for the ISG Funds listed above (each, a "Fund" and collectively, the "Funds") of The Infinity Mutual Funds, Inc. (the "Company"), dated May 1, 1999, as it may be revised from time to time. To obtain a copy of the Prospectus, please write to the Company at 3435 Stelzer Road, Columbus, Ohio 43219-3035. This Statement of Additional Information relates only to the Funds and not to any of the Company's other portfolios.

          The most recent Annual Report and Semi-Annual Report to Shareholders for each Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS
                                                                         PAGE
                                                                         -----

Description of the Company and the Funds.......................................
Management of the Company......................................................
Management Arrangements........................................................
Purchase and Redemption of Shares..............................................
Determination of Net Asset Value...............................................
Shareholder Services and Privileges............................................
Performance Information........................................................
Dividends, Distributions and Taxes.............................................
Portfolio Transactions.........................................................
Information About the Company and the Funds....................................
Counsel and Independent Auditors...............................................
Financial Statements...........................................................
Appendix ......................................................................

                    DESCRIPTION OF THE COMPANY AND THE FUNDS

GENERAL

          The Company is a Maryland corporation organized on March 6, 1990. Each Fund is a separate portfolio of the Company, an open-end management investment company, known as a mutual fund. Each of the Large-Cap Equity, Small-Cap Opportunity, Mid-Cap, Municipal Income, Government Income, Prime Money Market, Government Money Market, Treasury Money Market and Tax-Exempt Money Market Funds is a diversified investment company, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. Each other Fund is a non-diversified investment company, which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act").

          First American National Bank (the "Adviser") serves as each Fund's investment adviser.

          BISYS Fund Services Ohio, Inc. (the "Administrator") serves as each Fund's administrator.

          BISYS Fund Services Limited Partnership (the "Distributor"), an affiliate of the Administrator, serves as each Fund's distributor.

STRATEGIC PORTFOLIOS

          Each of the Aggressive Growth Portfolio, Growth Portfolio, Growth & Income Portfolio, Moderate Growth & Income Portfolio and Current Income Portfolio (collectively, the "Strategic Portfolios") seeks to achieve its investment objective by allocating its assets among other mutual funds ("Underlying Funds") advised by the Adviser, within predetermined strategy ranges, as set forth below. The Adviser will make allocation decisions according to its outlook for the economy, financial markets and relative market valuation of the Underlying Funds.

          Each Strategic Portfolio will invest its assets in Institutional Shares of the following Underlying Funds within the strategy ranges (expressed as a percentage of the Strategic Portfolio's assets) indicated below:

                                                                      STRATEGY RANGES
                                    --------------------------------------------------------------------------------------
UNDERLYING FUND                                                                               MODERATE
                                    AGGRESSIVE                            GROWTH &            GROWTH &           CURRENT
                                    GROWTH              GROWTH            INCOME              INCOME             INCOME
                                    PORTFOLIO           PORTFOLIO         PORTFOLIO           PORTFOLIO          PORTFOLIO
                                    ---------           ---------         ---------           ---------          ---------

Large-Cap Equity Fund                 35-50%             15-30%             15-25%               5-15%               0%
Capital Growth Fund                   25-45%             15-30%             15-25%               5-15%               0%
Equity Income Fund                        0%             15-25%             15-25%               5-15%               0%
Small-Cap Opportunity                  5-15%              5-10%                 0%                  0%               0%
   Fund
International Equity                   5-15%              5-10%                 0%                  0%               0%
  Fund
Income Fund                               0%             10-20%             15-25%              20-40%           35-55%
Limited Term Income Fund                  0%                 0%             10-20%              25-45%           40-60%
Prime Money Market Fund                0-30%              0-20%              0-20%               0-20%            0-30%


          The Strategic Portfolios' selection of the Underlying Funds in which to invest, as well as the percentage of a Strategic Portfolio's assets which can be invested in each Underlying Fund, are not fundamental investment policies and can be changed without the approval of shareholders.

          Changes in the net asset value of the Underlying Funds may affect cash income, if any, derived from these investments and will affect a Strategic Portfolio's net asset value. Because each Strategic Portfolio invests primarily in other mutual funds, which fluctuate in value, the Strategic Portfolio's shares will correspondingly fluctuate in value. Although the Strategic Portfolios normally seek to remain substantially fully invested in the Underlying Funds, each Strategic Portfolio may invest temporarily in certain short-term obligations. Such obligations may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. Each Strategic Portfolio also may borrow money for temporary or emergency purposes.

          The 1940 Act permits the Strategic Portfolios to invest without limitation in other investment companies that are part of the same "group of investment companies" (as defined in the 1940 Act), such as the Strategic Portfolios and the Underlying Funds, provided that the Strategic Portfolios observe certain limitations on the amount of sales loads and distribution-related fees that are borne by shareholders and do not invest in other funds of funds.

          The following is additional information about the investment management policies of the Underlying Funds.

CERTAIN PORTFOLIO SECURITIES

          The following information supplements and should be read in conjunction with the Funds' Prospectus.

          U.S. TREASURY SECURITIES. (All Funds) Each Fund may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

          U.S. GOVERNMENT SECURITIES. (All Funds) In addition to U.S. Treasury securities, each Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. Each Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal. The Treasury Money Market Fund will not invest in securities issued or guaranteed by U.S. Government agencies, instrumentalities or government-sponsored enterprises that are not backed by the full faith and credit of the United States.

          BANK OBLIGATIONS. (All Funds, except the Limited Term U.S. Government Fund, Government Money Market Fund and Treasury Money Market Fund) Each of these Funds may invest in bank obligations (other than those issued by the Adviser or its affiliates), including certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries or foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Fund are insured by the Bank Insurance Fund administered by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal and state laws and regulations, domestic branches of domestic banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

          Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. If a domestic bank with deposits insured by the FDIC becomes insolvent, unsecured deposits and other general obligations of such bank's foreign branches will be subordinated to the receivership expenses of the FDIC and such bank's domestic deposits and would be subject to the loss of principal to a greater extent than such bank's domestic branch deposits. The Prime Money Market Fund's investment in obligations of foreign subsidiaries of domestic banks are subject, to the extent required by 1940 Act, to the limitations on investing in the securities of other investment companies.

          Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

          In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, or by domestic branches of foreign banks, the Adviser carefully evaluates such investments on a case-by-case basis.

          Each of these Funds may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, which are members of the FDIC, provided the Fund purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. No Fund will own more than one such CD per such issuer.

          Each of these Funds may invest in short-term U.S. dollar denominated corporate obligations that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." The Fund may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Fund and the corporate borrower (the "Borrower"), together with Agent Banks, are referred herein as "Intermediate Participants." The Fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund and the Borrower. In such cases, the Fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such cases, the Fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

          Under normal circumstances, and as a matter of fundamental policy, the Prime Money Market Fund will "concentrate" at least 25% of its assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include CDs, TDs, bankers' acceptances and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks (as distinct from non-bank dealers) in accordance with the policies set forth in "Repurchase Agreements" below. During periods when the Adviser determines that the Prime Money Market Fund should be in a temporary defensive position, the Fund may invest less than 25% of its total assets in the banking industry; during such times the Prime Money Market Fund's assets will be invested in accordance with its other investment policies. The Adviser may determine that the adoption of a temporary defensive position with respect to issuers in the banking industry is appropriate on the basis of such factors as political, economic, market or regulatory developments adversely affecting that industry as compared to the industries of other issuers of securities available for investment by the Prime Money Market Fund.

          COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS. (Each Fund, except the Limited Term U.S. Government Fund, Government Money Market Fund and Treasury Money Market Fund) Each of these Funds may invest in commercial paper, which consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Funds will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard & Poor's Ratings Group ("S&P"), F-1 by Fitch IBCA, Inc. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"), or (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the Fund.

          REPURCHASE AGREEMENTS. (All Funds) Each Fund may enter into repurchase agreements which involve the acquisition by a Fund of an underlying debt instrument, subject to an obligation of the seller to repurchase, and such Fund to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian or sub-custodian employed in connection with third-party repurchase transactions will have custody of, and will hold in a segregated account, securities acquired by a Fund under a repurchase agreement. In connection with its third-party repurchase transactions, the Fund will employ only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund entering into them. Certain costs may be incurred by a Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy or insolvency proceedings are commenced with respect to the seller of the securities, realization on the securities by a Fund may be delayed or limited. Each Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Fund will enter into repurchase agreements only with registered or unregistered securities dealers or banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which such Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. The Adviser will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Each Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

          ZERO COUPON AND STRIPPED SECURITIES. (All Funds) Each Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Each Fund, except the Limited Term U.S. Government Fund, Prime Money Market Fund and Treasury Money Market Fund, also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. The Tennessee Tax-Exempt Fund will invest no more than 25% of the value of its net assets in zero coupon and stripped securities.

          FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES. (Each Fund, except the Limited Term U.S. Government Fund, Government Money Market Fund and Treasury Money Market Fund) Each of these Funds may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Adviser to be of comparable quality to the other obligations in which such Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of a Fund's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

          FLOATING AND VARIABLE RATE OBLIGATIONS. (Each Fund, except the Limited Term U.S. Government Fund, Government Money Market Fund and Treasury Money Market Fund) Each of these Funds may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Adviser, on behalf of each Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations purchased by such Fund.

          NOTES. (Each Fund, except the Limited Term U.S. Government Fund, Government Money Market Fund and Treasury Money Market Fund) Each of these Funds may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), provided such investments are consistent with its investment objective.

          PARTICIPATION INTERESTS AND TRUST RECEIPTS. (Each Fund, except the Limited Term U.S. Government Fund, Government Money Market Fund and Treasury Money Market Fund) Each of these Funds may purchase from financial institutions and trusts created by such institutions participation interests and trust receipts in securities in which it may invest and may enter into loan participation agreements. A participation interest or receipt gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest or receipt bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 397 days or less. If the instrument is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the instrument will be backed by an irrevocable letter of credit or guarantee of a bank or other entity the debt securities of which are rated high quality, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated instruments, the Adviser, acting upon delegated authority from the Company's Board of Directors, must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest. Participation interests or trust receipts with a rating below high quality that are backed by an irrevocable letter of credit or guarantee as described above will be purchased only if the Adviser, acting as described above, determines after an analysis of, among other factors, the creditworthiness of the guarantor that such instrument is high quality, and if the rating agency did not include the letter of credit or guarantee in its determination of the instrument's rating. If the rating of a participation interest or trust receipt is reduced subsequent to its purchase by the Fund, the Adviser will consider, in accordance with procedures established by the Board of Directors, all circumstances deemed relevant in determining whether the Fund should continue to hold the instrument. The guarantor of a participation interest or trust receipt will be treated as a separate issuer. For certain participation interests and trust receipts, the Fund will have the unconditional right to demand payment, on not more than seven days' notice, for all or any part of the Fund's interest in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

          GUARANTEED INVESTMENT CONTRACTS. (Each Fund, except the Limited Term U.S. Government Fund, Government Money Market Fund and Treasury Money Market
Fund) Each of these Funds may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Pursuant to such a contract, the Fund would make cash contributions to a deposit fund of the insurance company's general account. The insurance company would then credit to the Fund on a monthly basis interest which is based on an index (in most cases the Salomon Smith Barney CD Index), but is guaranteed not to be less than a certain minimum rate. The Prime Money Market Fund currently does not expect to invest more than 5% of its net assets in GICs.

          ILLIQUID SECURITIES. (All Funds) Each Fund may invest up to 15% (10% in the case of the Capital Growth, Equity Income, Income, Limited Term Income, Limited Term U.S. Government, Tennessee Tax-Exempt, Limited Term Tennessee Tax-Exempt, and Money Market Funds) of the value of its net assets in illiquid securities. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, restricted securities other than those the Adviser has determined to be liquid pursuant to guidelines established by the Company's Board and repurchase agreements maturing in more than seven days. Commercial paper issues include securities issued by major corporations without registration under the 1933 Act, in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof and commercial paper and medium term notes issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper ordinarily is resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

          In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

          To facilitate the increased size and liquidity of the institutional markets for unregistered securities, the Securities and Exchange Commission adopted Rule 144A under the 1933 Act. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934, as amended, generally is eligible to be sold in reliance on the safe harbor of Rule 144A. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. Where a substantial market of qualified institutional buyers has developed for certain restricted securities purchased by the Fund pursuant to Rule 144A under the 1933 Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Company's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Company's Board has directed the Adviser to monitor carefully each Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

          FORWARD COMMITMENTS. (All Funds) Each Fund may purchase securities on a when-issued or forward commitment basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. Each Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

          Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

          INVESTMENT COMPANY SECURITIES. (All Funds) Each Fund may invest in securities issued by other investment companies which principally invest in securities of the type in which such Fund invests. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's total assets with respect to any one investment company and
(iii) 10% of such Fund's total assets in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses.

          CONVERTIBLE SECURITIES. (Large-Cap Equity, Capital Growth, Small-Cap Opportunity, Mid-Cap, Equity Income, International Equity, Income and Limited Term Income Funds) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

          Although to a lesser extent than with fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

          Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

          WARRANTS. (Large-Cap Equity, Capital Growth, Small-Cap Opportunity, Equity Income, Mid-Cap and International Equity Funds) A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. A Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities.

          MORTGAGE-RELATED SECURITIES. (Income, Capital Growth, Equity Income, Government Income and Limited Term Income Funds) Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), adjustable rate mortgages, real estate investment trusts ("REITs"), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The mortgage-related securities in which the Fund may invest include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates.

GOVERNMENT AGENCY SECURITIES--Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

GOVERNMENT RELATED SECURITIES--Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the Untied States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

          Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

PRIVATE ENTITY SECURITIES--These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the price of the Fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

COMMERCIAL MORTGAGE-RELATED SECURITIES--Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are structured to provide protection to the senior classes investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

          Each of these Funds may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgage. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

          The market for commercial mortgage-related securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-related securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")--A CMO is a multiclass bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities, or
(e) any combination thereof. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Each of these Funds also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such a LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

          Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

STRIPPED MORTGAGE-BACKED SECURITIES--Each of these Funds also may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

REAL ESTATE INVESTMENT TRUSTS--A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

          REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

ADJUSTABLE-RATE MORTGAGE LOANS ("ARMS")--ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

OTHER MORTGAGE-RELATED SECURITIES--Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

          ASSET-BACKED SECURITIES. (Capital Growth, Equity Income, Income, Limited Term Income, Government Income and Prime Money Market Funds) Asset-backed securities are a form of derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Each of these Funds may invest in these and other types of asset-backed securities that may be developed in the future.

          The Prime Money Market Fund may purchase asset-backed securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

          Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

          AMERICAN DEPOSITARY RECEIPTS. (Large-Cap Equity, Capital Growth, Small-Cap Opportunity, Mid-Cap, Equity Income and International Equity Funds) Each of these Funds may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in the United States securities markets. Each of these Funds may invest in ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

          STANDARD & POOR'S DEPOSITARY RECEIPTS. (Capital Growth and Equity Income Funds) These securities, commonly referred to as "spiders," represent an interest in a fixed portfolio of common stocks designed to track the price and dividend yield performance of the Standard & Poor's 500 Index or the Standard & Poor's MidCap 400 Index, as the case may be.

          MUNICIPAL OBLIGATIONS. (Income, Limited Term Income, Municipal Income, Limited Term Tennessee Tax-Exempt, Tennessee Tax-Exempt, Tax-Exempt Money Market and, to a limited extent, Prime Money Market Funds) The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

          Municipal Obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the Municipal Obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligations and purchased and sold separately.

          Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

          The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of the advisory and administration fees, as well as other Fund operating expenses, will have the effect of reducing the yield to investors.

          Each of these Funds may invest up to 5% of the value of its total assets in municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations"). Lease obligations have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. Certain lease obligations in which these Funds may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In addition, no assurance can be given as to the liquidity of certain lease obligations. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. The Company's Board of Directors has established guidelines for the Adviser to determine the liquidity and appropriate valuation of lease obligations based on factors which include:
(1) the frequency of trades and quotes for the lease obligation or similar securities; (2) the number of dealers willing to purchase or sell the lease obligation or similar securities and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security or similar securities; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer.

          Each of these Funds may purchase tender option bonds and similar securities. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Adviser, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons.

          The Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, each of these Funds expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that is valued at fair value.

          RATINGS OF MUNICIPAL OBLIGATIONS. Subsequent to its purchase by a Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Obligations by the Fund, but the Adviser will consider such event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by Moody's, S&P or Fitch for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Fund's Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

          The average dollar-weighted credit rating of the Municipal Obligations held by the Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund will be at least A- by Moody's, S&P or Fitch. To further limit risk, each Municipal Obligation in which the Fund may invest must be rated, in the case of bonds, at least Baa by Moody's or at least BBB by S&P and Fitch. Each Fund may invest in short-term Municipal Obligations which are rated in the two highest categories by Moody's, S&P or Fitch. The average dollar-weighted portfolio credit rating will be measured on the basis of the dollar value of the Municipal Obligations purchased and their credit rating without reference to rating subcategories. The Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund also may invest in Municipal Obligations which, while not rated, are determined by the Adviser to be of comparable quality to the rated securities in which the Fund may invest.

          The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended December 31, 1998 computed on a monthly basis, for the Municipal Income Fund, Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund was as follows:


                                                 PERCENTAGE OF VALUE
                                    -------------------------------------------

                                                                    LIMITED TERM
                                    MUNICIPAL        TENNESSEE        TENNESSEE
                                     INCOME         TAX-EXEMPT       TAX-EXEMPT
MOODY'S    FITCH       S&P           FUND             FUND             FUND
-------    -----       ---         -----------      ----------      -----------

Aaa        AAA         AAA           48.0%            65.9%           25.5%
Aa         AA          AA            47.4%            31.5%           55.6%
A          A           A              4.6%             2.6%           15.1%
Baa        BBB         BBB             --               --             3.8%
                                    ------           ------          ------
                                    100.0%           100.0%          100.0%
                                    ======           ======          ======

MANAGEMENT POLICIES

          INVESTMENT TECHNIQUES AND PORTFOLIO TURNOVER RATES. (All Funds) Each Fund may engage in various investment techniques the use of which involves risk. Investors in the Municipal Income, Tennessee Tax-Exempt or Limited Term Tennessee Tax-Exempt Funds should be aware that the use of these techniques may give rise to taxable income. Using these techniques may produce higher than normal portfolio turnover for a Fund and may affect the degree to which its net asset value fluctuates.

          Portfolio turnover may vary from year to year, as well as within a year. No Fund will consider portfolio turnover to be a limiting factor in making investment decisions. Under normal market conditions, the portfolio turnover rate for the current fiscal year is anticipated to be less than 200% for the Small-Cap Opportunity Fund, Mid-Cap Fund, Capital Growth Fund, International Equity Fund, Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund, and is anticipated to be less than 100% for the Large-Cap Equity Fund, Equity Income Fund, Income Fund, Limited Term Income Fund, Municipal Income Fund, Government Income Fund, Limited Term U.S. Government Fund and each Strategic Portfolio. A portfolio turnover rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once in the course of a year. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. In addition, short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. Each Money Market Fund will have a high portfolio turnover, but that should not adversely affect the Fund since it usually does not pay brokerage commissions when it purchases short-term debt obligations.

          DURATION. (Income, Limited Term Income, Limited Term U.S. Government Income and Limited Term Tennessee Tax-Exempt Funds) Each of these Funds follows a controlled duration strategy. As a measure of a fixed income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

          LENDING PORTFOLIO SECURITIES. (All Funds) From time to time, each Fund may lend securities from its investment portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33-1/3% of the value of the relevant Fund's total assets. In connection with such loans, each Fund will receive collateral consisting of cash or U.S. Government securities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund can increase its income through the investment of such collateral. Each Fund continues to be entitled to payments in amounts equal to the dividends, interest and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with such Fund. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

          The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company's Board of Directors must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

          OPTIONS TRANSACTIONS. (Large-Cap Equity, Capital Growth, Small-Cap Opportunity, Mid-Cap, Equity Income, Government Income and International Equity Funds) Each of these Funds may purchase call and put options in respect of specific securities in which the Fund may invest and write covered call and put option contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. A covered call option sold by the Fund, which is a call option with respect to which the Fund owns the underlying security, exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option sold by the Fund exposes the Fund during the term of the option to a decline in price of the underlying security. A put option sold by the Fund is covered when, among other things, permissible liquid assets are placed in a segregated account to fulfill the obligation undertaken.

          The principal reason for the Fund writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on its portfolio securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

          So long as the Fund's obligation as the writer of an option continues, it may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          While it may choose to do otherwise, the Fund generally will purchase or write only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that otherwise may interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

          The Fund intends to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options written by the Fund as illiquid securities.

          STOCK INDEX OPTIONS. (Large-Cap Equity, Capital Growth, Small-Cap Opportunity, Mid-Cap, Equity Income and International Equity Funds) Each of these Funds may purchase and write put and call options on stock indexes listed on national securities exchanges or traded in the over-the-counter market to the extent of 15% of the value of its net assets. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

          The effectiveness of the Fund's purchasing or writing stock index options will depend upon the extent to which price movements in its portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

          When the Fund writes an option on a stock index, it will place in a segregated account permissible liquid assets in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or will otherwise cover the transaction.

          FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. (Large-Cap Equity, Capital Growth, Small-Cap Opportunity, Mid-Cap, Equity Income, International Equity, Tennessee Tax-Exempt and Limited Term Tennessee Tax-Exempt Funds) None of these Funds will be a commodity pool. However, as a substitute for a comparable market position in the underlying securities or for hedging purposes, each of these Funds may engage in futures and options on futures transactions, as described below.

          The commodities transactions of each of these Funds must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission. In addition, none of these Funds may engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, each of these Funds may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount at least equal to the value of the underlying commodity.

          Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Company's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, at the then prevailing price, which will operate to terminate its existing position in the contract.

          Although each of these Funds intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the relevant Fund to substantial losses. If it is not possible, or the Fund determines not, to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

          To the extent a Fund is engaging in a futures transaction as a hedging device, because of the risk of an imperfect correlation between securities in a portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective if, for example, losses on the portfolio securities exceed gains on the futures contract or losses on the futures contract exceed gains on the portfolio securities. For futures contracts based on indexes, the risk of imperfect correlation increases as the composition of a Fund's investments varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

          Successful use of futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market or interest rates. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting the value of securities held in its portfolio and prices increase instead, such Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

          An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

          Call options sold by a Fund with respect to futures contracts will be covered by, among other things, entering into a long position in the same contract at a price no higher than the strike price of the call option, or by ownership of the instruments underlying, or instruments the prices of which are expected to move relatively consistently with, the instruments underlying the futures contract. Put options sold by a Fund with respect to futures contracts will be covered in the same manner as put options on specific securities as described above.

          Upon exercise of an option, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

          STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. (Large-Cap Equity, Capital Growth, Small-Cap Opportunity, Mid-Cap, Equity Income and International Equity Funds) Each of these Funds may purchase and sell stock index futures contracts and options on stock index futures contracts to the extent of 15% of the value of its net assets.

          A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indexes that are permitted investments, each of these Funds intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

          Each of these Funds may use index futures as a substitute for a comparable market position in the underlying securities.

          INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. (Tennessee Tax-Exempt and Limited Term Tennessee Tax-Exempt Funds) Each of these Funds may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position and to hedge against adverse movements in interest rates to the extent of 15% of the value of its net assets.

          To the extent the Fund has invested in interest rate futures contracts or options on interest rate futures contracts as a substitute for a comparable market position, the Fund will be subject to the same investment risks had it purchased the securities underlying the contract.

          Each of these Funds may purchase call options on interest rate futures contracts to hedge against a decline in interest rates and may purchase put options on interest rate futures contracts to hedge its portfolio securities against the risk of rising interest rates. The Fund may sell call options on interest rate futures contracts to partially hedge against declining prices of portfolio securities. The Fund may sell put options on interest rate futures contracts to hedge against increasing prices of the securities which are deliverable upon exercise of the futures contracts.

          Each of these Funds also may sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's investment securities which are the subject of the hedge.

          FUTURE DEVELOPMENTS. Each Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by such Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with its investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

          FOREIGN CURRENCY TRANSACTIONS. (International Equity Fund) Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

          Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on the ability of the Fund's Sub-Adviser to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

          SHORT-SELLING. (International Equity Fund and, to a limited extent, Capital Growth, Equity Income, Income, Limited Term Income, Limited Term U.S. Government, Tennessee Tax-Exempt and Limited Term Tennessee Tax-Exempt Funds) In these transactions the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. Each of these Funds, other than the International Equity Fund, will limit its short sales to those that are "against the box," a transaction in which the Fund enters into a short sale of a security which it owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. At no time will any of these Funds have more than 15% of the value of its net assets in deposits on short sales against the box.

          BORROWING MONEY. (All Funds) As a fundamental policy, each Fund is permitted to borrow money in an amount up to 33 1/3% of the value of its total assets. However, each Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Fund's total assets, such Fund will not make any investments. In addition, each Money Market Fund may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements as described below.

          REVERSE REPURCHASE AGREEMENTS. (Prime Money Market, Government Money Market and Treasury Money Market Funds only) Each of these Funds may enter into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. The Fund will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. As a result of these transactions, the Fund may be exposed to greater potential fluctuations in the value of its assets and its net asset value per share. Interest costs on the money borrowed may exceed the return received on the securities purchased. The Company's Directors have considered the risks to each of these Funds and their shareholders which may result from the entry into reverse repurchase agreements and have determined that the entry into such agreements is consistent with such Fund's investment objective and management policies. The Fund will maintain in a segregated account permissible liquid assets equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission.

INVESTMENT CONSIDERATIONS AND RISK FACTORS

          RISK OF INVESTING IN MUNICIPAL OBLIGATIONS. (Municipal Income, Tennessee Tax-Exempt, Limited Term Tennessee Tax-Exempt and Tax-Exempt Money Market Funds). Each of these Funds may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects or securities whose issuers are located in the same state. As a result, the Fund may be subject to greater risk as compared to a fund that does not follow this practice.

          Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce its available yield. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect its shareholders, the Company would reevaluate the Fund's investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth in the Prospectus.

          RISK OF INVESTING IN TENNESSEE MUNICIPAL OBLIGATIONS. (Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund) Investors in the Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund should consider carefully the special risks inherent in such Funds' investment in Tennessee Municipal Obligations. These risks result from the financial condition of the State of Tennessee. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of Tennessee (the "State") and various local agencies, available as of the date of the Statement of Additional Information. While the Company has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

          In 1978, the voters of the State of Tennessee approved an amendment to the State Constitution requiring that (1) the total expenditures of the State for any fiscal year shall not exceed the State's revenues and reserves, including the proceeds of debt obligations issued to finance capital expenditures and (2) in no year shall the rate of growth of appropriations from State tax revenues exceed the estimated rate of growth of the State's economy. In the past the Governor and the General Assembly have had to restrict expenditures to comply with the State Constitution.

          The Constitution of the State of Tennessee requires a balanced budget. As required by law, the legislature enacted a balanced budget for fiscal year 1994-95. Beginning January 1, 1994, the State of Tennessee received a waiver from the Federal government to replace Medicaid with the new program, TennCare. TennCare was implemented to help control the increasing cost of health care and to provide insurance coverage not only to previous Medicaid eligible individuals but also to uninsured Tennesseans. Due principally to inaccurate funding assumptions with respect to TennCare program, the fiscal ended June 30, 1995 had an estimated budgetary shortfall of $126 million.

          Despite the budgetary concerns caused by the costs associated with implementing TennCare, the economic outlook for Tennessee remains favorable. The State's economic diversity has improved substantially over the last eleven years. Investments announced in new and expanding business exceeded $1 billion in each of those years and exceeded $2 billion in the last two years. The $3.2 billion in announced capital investments in 1989 was the single largest year and exceeded the $2.78 billion in 1985 when Saturn Corporation chose Tennessee for its plant site. This growth created 23,800 new jobs in Tennessee for the year ended June 1994.

          The Tennessee General Assembly enacted a balanced budget for fiscal year 1994-95. The budget included a two percent salary increase for State employees, public higher education employees and teachers in the public school system effective on July 1, 1994, and another two percent salary increase effective on October 1, 1994. The revenue estimates were officially revised at March 1 when the budget for the fiscal year 1995-96 was presented to the General Assembly.

          Actual revenue collections for fiscal year 1994-95 through January 1995 reflected increases of 9.68% for the sales tax and 17.45% for the combined excise tax and franchise tax. Total growth in collections, excluding the health services tax, is 9.07%. Expenditures for TennCare (a recently implemented managed care program for Tennessee's poor and uninsured, under a Medicaid waiver), the housing of state prisoners, institutional operating costs in prisons, the children's plan and some other services were in excess of the original budgeted amounts for fiscal year 1994-95. Supplemental appropriations were accommodated within the revised revenue estimates and a proposal to use one-time reserves. The recommended budget for 1995-96 continues the funding of improvements in the Basic Education Program for public schools and begins funding teacher salary equalization. It funds TennCare and the Administration's proposed crime legislation. The revenue estimates for fiscal year 1995-96 assumed a 6.3% growth in the sales tax, and a 5.0% growth in the excise and franchise taxes. The assumed growth in all collections by the Department of Revenue is 5.08%. The Revenue Fluctuation Reserve was reduced to $101.4 million at June 30, 1994 due to accrued liabilities in the children's plan and other programs. The new budget maintains the reserve at $101.4 million for fiscal years 1994-95 and 1995-96.

          On March 22, 1993, the Tennessee Supreme Court affirmed a lower court decision that funding for the pubic school system in Tennessee is unconstitutional because citizens in more affluent school districts receive greater educational funding. The case was remanded to the trial court for further proceedings with respect to the State's providing additional funding to less affluent school systems. After substantial subsequent litigation, the Tennessee Supreme Court issued on February 16, 1995, an opinion approving the State's plan set forth in the Educational Improvement Act of 1992 with the modification that the plan should also include a provision to equalize teachers' salaries in the same way that other expenditures were to be equalized under the program. The result of this decision may be that the State must provide additional funding to less affluent school systems. The general obligation ratings for the State are Aaa by Moody's, AA+ by S&P and AAA by Fitch.

          LOWER RATED SECURITIES RISK. (Capital Growth and Equity Income Funds) Each of the Capital Growth Fund and Equity Income Fund is permitted to invest, to a limited extent, in securities rated as low as Ba by Moody's or BB by S&P, Fitch or Duff. Such securities, though higher yielding, are characterized by risk. See the "Appendix" for a general description of Moody's, S&P, Fitch and Duff ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

          Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These securities are considered by S&P, Moody's, Fitch and Duff generally to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

          Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

          Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

          These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

          Each of these Funds may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund does not have any arrangement with any persons concerning the acquisition of such securities, and the Adviser will review carefully the credit and other characteristics pertinent to such new issues.

          The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon securities. Such zero coupon securities carry an additional risk in that, unlike securities which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. See "Dividends, Distributions and Taxes."

          MORTGAGE-RELATED SECURITIES RISK. (Capital Growth, Equity Income, Limited Term Income, Income and Government Income Funds) Mortgage-related securities in which these Funds may invest are complex derivative instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile. No assurance can be given as to the liquidity of the market for certain mortgage-backed securities, such as collateralized mortgage obligations and stripped mortgage-backed securities. Determination as to the liquidity of interest-only and principal-only fixed mortgage-backed securities issued by the U.S. Government or its agencies and instrumentalities will be made in accordance with guidelines established by the Company's Board of Directors. In accordance with such guidelines, the Adviser will monitor investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. The Fund intends to treat other stripped mortgage-backed securities as illiquid securities.

          Mortgage-related securities are subject to credit risks associated with the performance of the underlying mortgage properties. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties. In addition, these securities are subject to prepayment risk, although commercial mortgages typically have shorter maturities than residential mortgages and prepayment protection features. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by the Fund, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating category. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Fund's mortgage-related securities to decrease significantly, the Fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase.

          SIMULTANEOUS INVESTMENTS. (All Funds) Investment decisions for each Fund are made independently from those of the other investment companies, investment advisory accounts, custodial accounts, individual trust accounts and commingled funds that may be advised by the Adviser or, if applicable, sub-investment adviser. However, if such other investment companies or managed accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each of them. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.

INVESTMENT RESTRICTIONS

          Each Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of the Fund's outstanding voting shares. In addition, each Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies, and only the Funds so indicated have adopted investment restrictions numbered 8 through 13 as additional fundamental policies. These restrictions cannot be changed, as to a Fund, without approval by the holders of a majority (as defined in the 1940
Act) of such Fund's outstanding voting securities. Each Fund, except as otherwise indicated, has adopted investment restrictions numbered 14 through 19 as non-fundamental policies which may be changed by vote of a majority of the Company's Directors at any time. No Fund may:

          1. Invest in commodities, except that each Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

          2. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but each Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

          3. Borrow money, except that each Fund may borrow up to 33 1/3% of the value of its total assets. For purposes of this investment restriction, a Fund's entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

          4. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company's Board of Directors.

          5. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the 1933 Act by virtue of disposing of portfolio securities, and except that the Municipal Income Fund, Tennessee Tax-Exempt Fund, Limited Term Tennessee Tax-Exempt Fund, Tax-Exempt Money Market Fund, Limited Term Income Fund and Income Fund each may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

          6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act). A Fund's permitted borrowings and transactions in futures and options, to the extent permitted under the 1940 Act, are not considered senior securities for purposes of this investment restriction.

          7. Purchase securities on margin, but each Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

          The following investment restrictions numbered 8 and 9 are fundamental policies which apply only to the Prime Money Market Fund. The Prime Money Market Fund may not:

          8. Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the Prime Money Market Fund's total assets may be invested without regard to any such limitation, provided that not more than 10% of its assets may be invested in securities issued or guaranteed by any single guarantor of obligations held by the Prime Money Market Fund.


          9. Invest less than 25% of its total assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes the Prime Money Market Fund may invest less than 25% of its assets in bank obligations.


          The following investment restriction number 10 is a fundamental policy which applies to each Fund, except the Strategic Portfolios and Prime Money Market Fund. None of these Funds may:

          10. Invest more than 25% of its assets in the securities of issuers in any single industry, provided that, in the case of the Municipal Income Fund, Tennessee Tax-Exempt Fund, Limited Term Tennessee Tax-Exempt Fund and Tax-Exempt Money Market Fund, there shall be no such limitation on the purchase of tax-exempt municipal obligations and, in the case of each Fund, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          The following investment restrictions numbered 11 and 12 are fundamental policies which apply only to the Large-Cap Equity Fund, Small-Cap Opportunity Fund, Mid-Cap Fund, Municipal Income Fund and Government Income Fund. None of these Funds may:

          11. With respect to 75% of its total assets, invest more than 5% of its assets in the obligations of any single issuer. This investment restriction does not apply to the purchase of U.S. Government securities.

          12. Hold more than 10% of the outstanding voting securities of any single issuer. This investment restriction applies only with respect to 75% of the Fund's total assets.

          The following investment restriction number 13 is a fundamental policy which applies only to the Strategic Portfolios. None of the Strategic Portfolios may:

          13. Invest less than 25% of the value of its total assets in securities issued by investment companies or invest more than 25% of the value of its total assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                                      * * *

          14. Invest in the securities of a company for the purpose of exercising management or control, but each Fund will vote (as provided in the Company's Charter) the securities it owns as a shareholder in accordance with its views.

          15. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

          16. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% (10% in the case of the Capital Growth, Equity Income, Income, Limited Term Income, Limited Term U.S. Government, Tennessee Tax-Exempt, Limited Term Tennessee Tax-Exempt and Money Market Funds) of the value of the Fund's net assets would be so invested.

          17. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

          The following investment restrictions numbered 18 and 19 are non-fundamental policies which apply to each Fund, except the Strategic Portfolios, Large-Cap Equity Fund, Small-Cap Opportunity Fund, Mid-Cap Fund, International Equity Fund, Municipal Income Fund, Government Income Fund, Prime Money Market Fund, Government Money Market Fund, Treasury Money Market Fund and Tax-Exempt Money Market Fund. None of these Funds may:

          18. Purchase, sell or write puts, calls or combinations thereof, except as may be described in the Funds' Prospectus and this Statement of Additional Information.

          19. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

          For purposes of Investment Restriction No. 10, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

          If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                            MANAGEMENT OF THE COMPANY

          The Company's Board of Directors is responsible for the management and supervision of each Fund. The Board approves all significant agreements with those companies that furnish services to the Funds. These companies are as follows:

First American National Bank.......................  Investment Adviser and
                                                       Custodian
Lazard Asset Management............................  Sub-Investment Adviser
Womack Asset Management, Inc.......................  Sub-Investment Adviser
Bennett Lawrence Management, LLC...................  Sub-Investment Adviser
BISYS Fund Services Limited
  Partnership......................................  Distributor
BISYS Fund Services Ohio, Inc......................  Administrator and
                                                       Transfer Agent
The Bank of New York...............................  Sub-Custodian


          Directors and officers of the Company, together with information as to their principal business occupations during at least the last five years, are shown below. Each Director who is an "interested person" of the Company, as defined in the 1940 Act, is indicated by an asterisk.


NAME, ADDRESS                          POSITION(S) HELD       PRINCIPAL OCCUPATION(S)
AND AGE                                WITH COMPANY           DURING PAST 5 YEARS
-------------                          -----------------      -------------------

WILLIAM B. BLUNDIN*                    President and          An employee of BISYS Fund
  90 Park Avenue                       Chairman of the        Services, Inc., general
  New York, New York  10016            Board of Directors     partner of the Distributor.
  Age 60                                                      Mr. Blundin  also is an
                                                              officer of other investment
                                                              companies administered by
                                                              the Administrator or its
                                                              affiliates.

NORMA A. COLDWELL                      Director               International Economist
  3330 Southwestern Boulevard                                 and Consultant; Executive
  Dallas, Texas  75225                                        Vice President of Coldwell
  Age 72                                                      Financial Consultants;
                                                              Trustee and Treasurer of
                                                              Meridian House International
                                                              (International Education
                                                              and Cultural Group); Member
                                                              of the Board of Advisors of
                                                              Meridian International
                                                              Center and Emerging Capital
                                                              Markets, S.A. (Montevideo,
                                                              Uruguay); formerly, Chief
                                                              International Economist of
                                                              Riggs National Bank,
                                                              Washington, D.C.

RICHARD H. FRANCIS                     Director               Former Executive Vice
  40 Grosvenor Road                                           President and Chief
  Short Hills, New Jersey  07078                              Financial Officer of Pan
  Age 66                                                      American World Airways,
                                                              Inc. (currently, debtor-
                                                              in-possession under the
                                                              U.S. Bankruptcy Code),
                                                              March 1988 to October 1991;
                                                              Senior Vice President and
                                                              Chief Financial Officer of
                                                              American Standard Inc.,
                                                              1960 to March 1988. Mr.
                                                              Francis is a director of
                                                              Allendale Mutual Insurance
                                                              and The Indonesia Fund,
                                                              Inc.

WILLIAM W. McINNEES                    Director               Private investor.  From
  116 30th Avenue South                                       July 1978 to February 1993,
  Nashville, Tennessee  37212                                 he was Vice-President--Finance
  Age 48                                                      and Treasurer of Hospital
                                                              Corp. of America. He is
                                                              also a director of Gulf
                                                              South Medical Supply and
                                                              Diversified Trust Co.

ROBERT A. ROBERTSON                    Director               Private investor.  Since
  2 Hathaway Common                                           1991, President Emeritus,
  New Canaan, Connecticut  06840                              and from 1968 to 1991,
  Age 71                                                      President of The Church
                                                              Pension Group, NYC. From
                                                              1956 to 1966, Senior Vice
                                                              President of Colonial Bank
                                                              & Trust Co. He is also a
                                                              director of Mariner
                                                              Institutional Funds, Inc.,
                                                              Mariner Tax-Free
                                                              Institutional Funds, Inc.,
                                                              UST Master Funds, UST
                                                              Master Tax Exempt Funds,
                                                              H.B. and F.H. Bugher
                                                              Foundation, Morehouse-
                                                              Barlow Co. Publishers, The
                                                              Canterbury Cathedral Trust
                                                              in America, The Living
                                                              Church Foundation and
                                                              Hoosac School.

JEFFREY C. CUSICK                      Vice President and     An employee of BISYS Fund
  3435 Stelzer Road                    Assistant Secretary    Services, Inc. since
  Columbus, Ohio  43219                                       July 1995, and an officer
  Age 38                                                      of other investment
                                                              companies administered by
                                                              the Administrator or its
                                                              affiliates. From September
                                                              1993 to July 1995, he was
                                                              Assistant Vice President of
                                                              Federated Administrative
                                                              Services.

WILLIAM TOMKO                          Vice President         An employee of BISYS Fund
  3435 Stelzer Road                                           Services, Inc. and an
  Columbus, Ohio  43219                                       officer of other
  Age 38                                                      investment companies
                                                              administered by the
                                                              Administrator or its
                                                              affiliates.

GARY R. TENKMAN                        Treasurer              An employee of BISYS Fund
  3435 Stelzer Road                                           Services, Inc. since April
  Columbus, Ohio  43219                                       1998, and an officer of
  Age 34                                                      other investment companies
                                                              administered by the
                                                              Administrator or its
                                                              affiliates. For more than
                                                              five years prior thereto,
                                                              he was an audit manager
                                                              with Ernst & Young LLP.

ROBERT L. TUCH                         Assistant Secretary    An employee of BISYS Fund
  3435 Stelzer Road                                           Services, Inc. and an
  Columbus, Ohio  43219                                       officer of other
  Age 45                                                      investment companies
                                                              administered by the
                                                              Administrator or its
                                                              affiliates.

ALAINA METZ                            Assistant Secretary    An employee of BISYS Fund
  3435 Stelzer Road                                           Services, Inc. and an
  Columbus, Ohio  43219                                       officer of other
  Age 29                                                      investment companies
                                                              administered by the
                                                              Administrator or its
                                                              affiliates.


          For so long as the Distribution Plan described in the section captioned "Management Arrangements--Distribution Plan" remains in effect, the Directors who are not "interested persons" of the Company, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Company.

          Directors and officers of the Company, as a group, owned less than 1% of any Fund's shares of common stock outstanding on April 1, 1999.

          The Company does not pay any remuneration to its officers and Directors other than fees and expenses to those Directors who are not directors, officers or employees of the Adviser or the Administrator or any of their affiliates. The aggregate amount of compensation paid to each such Director by the Company for year ended December 31, 1998 was as follows:

                                                            TOTAL COMPENSATION
                                   AGGREGATE                   FROM COMPANY
     NAME OF BOARD             COMPENSATION FROM          AND FUND COMPLEX PAID
        MEMBER                     COMPANY*                  TO BOARD MEMBER
     -------------             -----------------          ---------------------

 Norma A. Coldwell                  $18,000                      $18,000
 Richard H. Francis                 $18,000                      $18,000
 William W. McInnes                 $18,000                      $18,000
 Robert A. Robinson                 $18,000                      $18,000

-------------
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $21,441 for all Directors as a group.


                             MANAGEMENT ARRANGEMENTS

          INVESTMENT ADVISERS. First American National Bank serves as each Fund's investment adviser. The Adviser is a wholly-owned subsidiary of First American Corporation, a registered bank holding company. The Adviser and its affiliates deal, trade and invest for their own accounts and for the accounts of their clients, in the types of securities in which the Funds may invest, and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by a Fund. The Adviser has informed the Company that in making its investment decisions it does not obtain or use material inside information in its or its affiliates' possession. The Adviser also provides research services for the Funds through a professional staff of portfolio managers and securities analysts. All activities of the Adviser are conducted by persons who are also officers of one or more of the Adviser's affiliates.

          The Adviser also is responsible for the selection of brokers to effect securities transactions and the negotiation of brokerage commissions, if any. Purchases and sale of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Brokerage commissions may be paid to affiliates of the Adviser for executing securities transactions if the use of such affiliates is likely to result in price and execution at least as favorable as those of other qualified brokers.

          The Adviser provides investment advisory services pursuant to the Investment Advisory Agreement (the "Agreement") dated February 15, 1994 with the Company. As to each Fund, the Agreement is subject to annual approval by (i) the Company's Board of Directors or (ii) vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was last approved by the Company's Board of Directors, including a majority of the Directors who are not "interested persons" of any party to the Agreement, at a meeting held on November 18, 1998. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Company's Board of Directors or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by the Adviser. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

          Under the terms of the Agreement, the Company has agreed to pay the Adviser a monthly fee at the annual rate set forth below as a percentage of the relevant Fund's average daily net assets.

                                                        ANNUAL RATE OF
                                                          INVESTMENT
NAME OF FUND                                         ADVISORY FEE PAYABLE
------------                                         ---------------------

International Equity Fund                                  1.00%
Small-Cap Opportunity Fund                                  .95%
Mid-Cap Fund                                               1.00%
Capital Growth Fund                                         .65%
Large-Cap Equity Fund                                       .75%
Equity Income Fund                                          .65%
Income Fund                                                 .50%
Government Income Fund                                      .60%
Limited Term Income Fund                                    .50%
Limited Term U.S. Government Fund                           .50%
Tennessee Tax-Exempt Fund                                   .50%
Municipal Income Fund                                       .60%
Limited Term Tennessee Tax-Exempt Fund                      .50%
Prime Money Market Fund                                     .25%*
Government Money Market Fund                                .25%
Treasury Money Market Fund                                  .25%
Tax-Exempt Money Market Fund                                .35%
Aggressive Growth Portfolio                                 .20%
Growth Portfolio                                            .20%
Growth & Income Portfolio                                   .20%
Moderate Growth & Income Portfolio                          .20%
Current Income Portfolio                                    .20%


----------------

* Prior to January 30, 1998, the Fund paid the Prime Money Market Fund's former sub-adviser, Barnett Capital Advisors, Inc. ("Barnett"), .15% and the Adviser .10% of the value of the Fund's average daily net assets.

          From time to time, the Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering the overall expense ratio of that Fund and increasing yield to its investors. The Fund will not pay the Adviser at a later time for any amounts it may waive, nor will the Fund reimburse the Adviser for any amounts it may assume. For the fiscal years and/or periods ended December 31, 1996, 1997 and 1998, as applicable, the investment advisory fees payable by each indicated Fund, the amounts waived by the Adviser, and the actual net fees paid by each Fund, were as follows:



NAME OF FUND                   MANAGEMENT FEE PAYABLE                         REDUCTION IN FEE
------------                   ----------------------                         ----------------
                         1996              1997               1998            1996           1997
                         ----              ----               ----            ----           ----

Large-Cap            $3,213,522(1)     $4,445,559(2)      $4,767,781(3)            $0             $0
Equity Fund*

Capital Growth         $214,961(4)          $783,646         $1,005,152            $0       $141,465
Fund

Equity Income                  N/A       $332,185(5)           $501,817           N/A        $65,601
Fund

International                  N/A        $95,011(6)        $239,978(3)           N/A        $47,505
Equity Fund*

Small-Cap              $684,142(1)       $966,775(2)        $874,343(3)      $115,580       $112,136
Opportunity
Fund*

Mid-Cap Fund+                  N/A               N/A                N/A           N/A            N/A

Income Fund            $136,354(4)          $328,302           $394,548            $0        $55,665

Government           $1,369,096(1)     $1,580,350(2)      $1,364,121(3)      $228,183       $163,534
Income Fund*

Limited Term              $519,442          $496,933           $461,085            $0        $72,002
Income Fund

Limited Term                   N/A        $81,110(5)           $108,195           N/A        $41,559
U.S.
Government
Fund

Municipal              $279,232(1)       $289,417(2)        $273,164(3)      $162,886       $150,568
Income Fund*

Tennessee Tax-            $456,926          $502,268           $497,352            $0        $78,469
Exempt Fund

Limited Term                   N/A        $93,669(5)           $112,873           N/A        $34,669
Tennessee Tax-
Exempt Fund

Treasury Money            $459,479          $474,129           $480,809            $0             $0
Market Fund

Prime Money                $74,618           $80,064           $340,372            $0             $0
Market Fund

Government                     N/A               N/A                N/A           N/A            N/A
Money Market
Fund+

Tax-Exempt                     N/A               N/A                N/A           N/A            N/A
Money Market
Fund+

Aggressive                     N/A               N/A                N/A           N/A            N/A
Growth
Portfolio+

Growth                         N/A               N/A                N/A           N/A            N/A
Portfolio+

Growth &                       N/A               N/A                N/A           N/A            N/A
Income
Portfolio+

Moderate                       N/A               N/A                N/A           N/A            N/A
Growth &
Income
Portfolio+

Current Income                 N/A               N/A                N/A           N/A            N/A
Portfolio+


---------------------------
*    Prior to December 14, 1998, the Fund was a series of DG Investor Series, a registered investment company advised by ParkSouth Corporation, a wholly-owned subsidiary of Deposit Guaranty Corp., which merged into First
     American Corporation on May 1, 1998.
+    As of December 31, 1998, the Fund had not commenced operations.
(1)  For the period March 1, 1996 through February 28, 1997.
(2)  For the period March 1, 1997 through February 28, 1998.
(3)  For the period March 1, 1998 through December 31, 1998.
(4)  For the period April 1, 1996 (commencement of operations) through December
     31, 1996.
(5)  For the period February 28, 1997 (commencement of operations) through
     December 31, 1997. (6) For the period August 15, 1997 (commencement of operations) through February 28, 1998.




                     REDUCTION
NAME OF FUND         IN FEE          NET FEE PAID
------------         -----------     ------------
                      1998           1996            1997           1998
                      ----           ----            ----           ----

Large-Cap                  $0      $3,213,522     $4,445,559      $4,767,781
Equity Fund*

Capital Growth        $10,128        $214,961       $642,181        $995,024
Fund

Equity Income          $4,867             N/A       $266,584        $496,950
Fund

International         $77,837             N/A        $47,506        $162,141
Equity Fund*

Small-Cap                  $0        $568,562       $854,639        $874,343
Opportunity
Fund*

Mid-Cap Fund+             N/A             N/A            N/A             N/A

Income Fund            $3,965        $136,354       $272,637        $390,583

Government                 $0      $1,140,913     $1,416,816      $1,364,121
Income Fund*

Limited Term           $4,977        $519,442       $424,931        $456,108
Income Fund

Limited Term          $35,572             N/A        $39,551         $72,623
U.S.
Government
Fund

Municipal            $136,582        $116,346       $138,849        $136,582
Income Fund*

Tennessee Tax-         $5,617        $456,926       $423,799        $491,735
Exempt Fund

Limited Term          $25,811             N/A        $59,000         $87,062
Tennessee Tax-
Exempt Fund

Treasury Money             $0        $459,479       $474,129        $480,809
Market Fund

Prime Money                $0         $74,618        $80,064        $340,372
Market Fund

Government                N/A             N/A            N/A             N/A
Money Market
Fund+

Tax-Exempt                N/A             N/A            N/A             N/A
Money Market
Fund+

Aggressive                N/A             N/A            N/A             N/A
Growth
Portfolio+

Growth                    N/A             N/A            N/A             N/A
Portfolio+

Growth &                  N/A             N/A            N/A             N/A
Income
Portfolio+

Moderate                  N/A             N/A            N/A             N/A
Growth &
Income
Portfolio+

Current Income            N/A             N/A            N/A             N/A
Portfolio+


---------------------------
* Prior to December 14, 1998, the Fund was a series of DG Investor Series, a registered investment company advised by ParkSouth Corporation, a wholly-owned subsidiary of Deposit Guaranty Corp., which merged into First American Corporation on May 1, 1998.
+    As of December 31, 1998, the Fund had not commenced operations.
(1)  For the period March 1, 1996 through February 28, 1997.
(2)  For the period March 1, 1997 through February 28, 1998.
(3)  For the period March 1, 1998 through December 31, 1998.
(4) For the period April 1, 1996 (commencement of operations) through December 31, 1996.
(5) For the period February 28, 1997 (commencement of operations) through December 31, 1997. (6) For the period August 15, 1997 (commencement of operations) through February 28, 1998.

For the fiscal years and/or periods ended December 31, 1996, 1997 and 1998, the Prime Money Market Fund paid Barnett $111,623, $120,097 and $11,578, respectively.

          With respect to Small-Cap Opportunity Fund, the Adviser has entered into a Sub-Investment Advisory Agreement (the "Womack Sub-Advisory Agreement") with Womack Asset Management, Inc. ("Womack") dated May 14, 1998. As to such Fund, the Womack Sub-Advisory Agreement is subject to annual approval by (i) the Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Womack, by vote cast in person at a meeting called for the purpose of voting on such approval. The Womack Sub-Advisory Agreement is terminable without penalty, (i) by the Adviser on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' notice, or
(iii) upon not less than 90 days' notice, by Womack. The Womack Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Under the terms of the Womack Sub-Advisory Agreement, the Adviser has agreed to pay Womack a monthly fee at the annual rate of .35% of the value of the Small-Cap Opportunity Fund's average daily net assets.

          With respect to International Equity Fund, the Adviser has entered into a Sub-Investment Advisory Agreement (the "Lazard Sub-Advisory Agreement") with Lazard Asset Management ("Lazard") dated May 14, 1998. As to such Fund, the Lazard Sub-Advisory Agreement is subject to annual approval by (i) the Board or
(ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Lazard, by vote cast in person at a meeting called for the purpose of voting on such approval. The Lazard Sub-Advisory Agreement is terminable without penalty, (i) by the Adviser on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' notice, or (iii) upon not less than 90 days' notice, by Lazard. The Lazard Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act). Under the terms of the Lazard Sub-Advisory Agreement, the Adviser has agreed to pay Lazard a monthly fee at the annual rate of .50% of the value of the International Equity Fund's average daily net assets.

          With respect to Mid-Cap Fund, the Adviser has entered into a Sub-Investment Advisory Agreement (the "Bennett Lawrence Sub-Advisory Agreement") with Bennett Lawrence Management, LLC ("Bennett Lawrence") dated August 12, 1998. As to such Fund, the Bennett Lawrence Sub-Advisory Agreement is subject to annual approval by (i) the Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Bennett Lawrence, by vote cast in person at a meeting called for the purpose of voting on such approval. The Bennett Lawrence Sub-Advisory Agreement is terminable without penalty, (i) by the Adviser on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' notice, or (iii) upon not less than 90 days' notice, by Bennett Lawrence. The Bennett Lawrence Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Under the terms of the Bennett Lawrence Sub-Advisory Agreement, the Adviser has agreed to pay Bennett Lawrence a monthly fee at the annual rate set forth below as a percentage of the average daily net assets of the Mid-Cap Fund:

                                                           ANNUAL RATE OF SUB-
AVERAGE DAILY NEW                                          ADVISORY FEE PAYABLE
ASSETS OF MID-CAP FUND                                     BY THE ADVISER
----------------------                                     ---------------------

on the first $25 million                                         .75%
on the next $50 million                                          .625%
on assets in excess of $75 million                               .50%

          ADMINISTRATOR. BISYS Fund Services Ohio, Inc., a wholly-owned subsidiary of The BISYS Group, Inc., provides certain administrative services pursuant to the Administration Agreement (the "Administration Agreement") dated October 29, 1998 with the Company. Under the Administration Agreement with the Company, the Administrator generally assists in all aspects of the Funds' operations, other than providing investment advice, subject to the overall authority of the Company's Board of Directors in accordance with Maryland law. In connection therewith, the Administrator provides the Funds with office facilities, personnel, and certain clerical and bookkeeping services (e.g., preparation of reports to shareholders and the Securities and Exchange Commission and filing of Federal, state and local income tax returns) that are not being furnished by the Funds' custodian. As to each Fund, the Administration Agreement will continue until December 31, 2003 and thereafter is subject to annual approval by (i) the Company's Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Administrator, by vote cast in person at a meeting called for the purpose of voting such approval. The Administration Agreement was last approved by the Company's Board of Directors, including a majority of the Directors who are not "interested persons" of any party to the Administration Agreement, at a meeting held on August 12, 1998. As to each Fund, the Administration Agreement is terminable without penalty, at any time if for cause, by the Company's Board of Directors or by vote of the holders of a majority of such Fund's outstanding voting securities, or, on not less than 90 days' notice, by the Administrator. The Administration Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

          As compensation for the Administrator's services, the Company has agreed to pay the Administrator a monthly administration fee at the annual rate of .10% of the value of each Money Market Fund's average daily net assets and
 .15% of the value of each other Fund's average daily net assets. For the fiscal years and/or periods ended December 31, 1996, 1997 and 1998, as applicable, the administration fees payable by each indicated Fund, the amounts waived by the Administrator, and the actual net administration fees paid by each Fund, were as follows:

NAME OF FUND                  ADMINISTRATION FEE PAYABLE                       REDUCTION IN FEE
------------               -------------------------------------           -----------------------------------
                           1996              1997            1998           1996          1997            1998
                           ----              ----            ----           ----          ----            ----


Large-Cap                         N/A              N/A      $630,646(3)          N/A           N/A               $0
Equity Fund*

Capital Growth             $49,609(1)         $180,842         $231,959           $0            $0               $0
Fund

Equity Income                     N/A       $76,658(2)         $115,804          N/A            $0               $0
Fund

International                     N/A              N/A       $68,863(3)          N/A           N/A               $0
Equity Fund*

Small-Cap                         N/A              N/A       $90,864(3)          N/A           N/A               $0
Opportunity
Fund*

Mid-Cap Fund+                     N/A              N/A              N/A          N/A           N/A              N/A
Income Fund                $40,906(1)          $98,491         $118,365           $0            $0               $0

Government                        N/A              N/A      $227,828(3)          N/A           N/A               $0
Income Fund*

Limited Term                 $155,644         $149,081         $138,326           $0            $0               $0
Income Fund

Limited Term                      N/A       $24,333(2)          $32,459          N/A       $17,844          $23,803
U.S. Government
Fund

Municipal                         N/A              N/A       $83,073(3)          N/A           N/A               $0
Income Fund*

Tennessee Tax-               $137,079         $150,681         $149,206           $0            $0               $0
Exempt Fund

Limited Term                      N/A       $28,101(2)          $33,862          N/A       $20,607          $24,832
Tennessee Tax-
Exempt Fund

Treasury Money               $183,791         $189,650         $192,322           $0            $0               $0
Market Fund

Prime Money                   $74,618          $80,064         $136,147           $0            $0               $0
Market Fund

Government                        N/A              N/A              N/A          N/A           N/A              N/A
Money Market
Fund+

Tax-Exempt                        N/A              N/A              N/A          N/A           N/A              N/A
Money Market
Fund+

Aggressive                        N/A              N/A              N/A          N/A           N/A              N/A
Growth
Portfolio+

Growth                            N/A              N/A              N/A          N/A           N/A              N/A
Portfolio+

Growth & Income                   N/A              N/A              N/A          N/A           N/A              N/A
Portfolio+

Moderate Growth                   N/A              N/A              N/A          N/A           N/A              N/A
& Income
Portfolio+

Current Income                    N/A              N/A              N/A          N/A           N/A              N/A
Portfolio+

---------------------------
*    Prior to December 14, 1998, the Fund was a series of DG Investor Series, a registered investment company administered by an entity other than the
     Administrator.
+    As of December 31, 1998, the Fund had not commenced operations.
(1)  For the period April 1, 1996 (commencement of operations) through December
     31, 1996.
(2)  For the period February 28, 1997 (commencement of operations) through
     December 31, 1997.
(3)  For the period March 1, 1998 through December 31, 1998.



NAME OF FUND                       NET FEE PAID
------------              ------------------------------------
                             1996           1997          1998
                             ----           ----          ----

Large-Cap                         N/A            N/A      $630,646
Equity Fund*

Capital Growth                $49,609       $180,842      $231,959
Fund

Equity Income                     N/A        $76,658      $115,804
Fund

International                     N/A            N/A       $68,863
Equity Fund*

Small-Cap                         N/A            N/A       $90,864
Opportunity
Fund*

Mid-Cap Fund+                     N/A            N/A           N/A
Income Fund                   $40,906        $98,491      $118,365

Government                        N/A            N/A      $227,828
Income Fund*

Limited Term                 $155,644       $149,081      $138,326
Income Fund

Limited Term                      N/A         $6,489        $8,656
U.S. Government
Fund

Municipal                         N/A            N/A       $83,073
Income Fund*

Tennessee Tax-               $137,079       $150,681      $149,206
Exempt Fund

Limited Term                      N/A         $7,494        $9,030
Tennessee Tax-
Exempt Fund

Treasury Money               $183,791       $189,650      $192,322
Market Fund

Prime Money                   $74,618        $80,064      $136,147
Market Fund

Government                        N/A            N/A           N/A
Money Market
Fund+

Tax-Exempt                        N/A            N/A           N/A
Money Market
Fund+

Aggressive                        N/A            N/A           N/A
Growth
Portfolio+

Growth                            N/A            N/A           N/A
Portfolio+

Growth & Income                   N/A            N/A           N/A
Portfolio+

Moderate Growth                   N/A            N/A           N/A
& Income
Portfolio+

Current Income                    N/A            N/A           N/A
Portfolio+

---------------------------
* Prior to December 14, 1998, the Fund was a series of DG Investor Series, a registered investment company administered by an entity other than the Administrator.
+    As of December 31, 1998, the Fund had not commenced operations.
(1) For the period April 1, 1996 (commencement of operations) through December 31, 1996.
(2) For the period February 28, 1997 (commencement of operations) through December 31, 1997.
(3)  For the period March 1, 1998 through December 31, 1998.

          DISTRIBUTOR. BISYS Fund Services Limited Partnership, a wholly-owned subsidiary of The BISYS Group, Inc., acts as the exclusive distributor of each Fund's shares on a best efforts basis pursuant to a Distribution Agreement (the "Distribution Agreement") dated November 11, 1997, with the Company. Shares are sold on a continuous basis by the Distributor as agent, although the Distributor is not obliged to sell any particular amount of shares. No compensation is payable by the Company to the Distributor pursuant to the Distribution Plan for its distribution services.

          For fiscal year ended December 31, 1996, the Distributor did not retain any amounts from sales loads on shares of any Fund. For the fiscal years ended December 31, 1997 and 1998, the Distributor retained $28,514 and $111,381, respectively, and re-allowed $28,434 and $2,316, respectively, to affiliated broker/dealers of the Company from sales loads on Class A Shares. For the fiscal years ended December 31, 1997 and 1998, the Distributor retained $0 and $440,902, respectively, and re-allowed $0 and $1,198, respectively, to affiliated broker/dealers of the Company from contingent deferred sales charges on Class B Shares.

          DISTRIBUTION PLAN. (Applicable only with respect to Class A Shares of each Fund other than the Prime Money Market Fund and Treasury Money Market Fund and Class B Shares of each Fund offering Class B Shares) Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Directors have adopted such a plan (the "Distribution Plan") with respect to Class A Shares of each Fund other than the Prime Money Market Fund and Treasury Money Market Fund and Class B Shares of each Fund offering Class B Shares pursuant to which each such Fund pays the Distributor for advertising, marketing and distributing Class A Shares and Class B Shares at an annual rate of .25% and .75% of the value of the average daily net assets represented by Class A Shares and Class B Shares, respectively. Under the Distribution Plan, the Distributor may make payments to certain financial institutions, securities dealers and other industry professionals that have entered into agreements with the Distributor ("Service Organizations") in respect of these services. The Distributor determines the amounts to be paid to Service Organizations. Service Organizations receive such fees in respect of the average daily value of Class A Shares or Class B Shares owned by their clients. From time to time, the Distributor may defer or waive receipt of fees under the Distribution Plan while retaining the ability to be paid by the Fund under the Distribution Plan thereafter. The fees payable to the Distributor under the Distribution Plan for advertising, marketing and distributing are payable without regard to actual expenses incurred. The Company's Directors believe that there is a reasonable likelihood that the Distribution Plan will benefit each such Fund and the holders of its Class A Shares and Class B Shares.

          A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Directors for their review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of the Class A Shares and Class B Shares may bear for distribution pursuant to the Distribution Plan without approval of such shareholders and that other material amendments of the Distribution Plan must be approved by the Board of Directors, and by the Directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the Distribution Plan or in the related Distribution Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan and related agreements are subject to annual approval by such vote of the Directors cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan was last so approved on November 18, 1998. As to each Class, the Distribution Plan is terminable at any time by vote of a majority of the Directors who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in the Distribution Plan agreements or by vote of the holders of a majority of Class A Shares or Class B Shares, as the case may be, voting separately as a Class. A Distribution Plan agreement is terminable without penalty, at any time, by such vote of the Directors, upon not more than 60 days' written notice to the parties to such agreement or by vote of the holders of a majority of the Fund's Class A Shares or Class B Shares, as the case may be, voting separately as a Class. A Distribution Plan agreement will terminate automatically, as to the relevant Class, in the event of its assignment (as defined in the 1940 Act).

          For the fiscal year and/or period ended December 31, 1998, the Distribution Plan fees payable by each indicated Fund, the amounts waived by the Distributor, and the actual net Distribution Plan fees paid by each Fund, were as follows:

NAME OF FUND             DISTRIBUTION PLAN FEE PAYABLE             REDUCTION IN FEE                     NET FEE PAID
------------           ---------------------------------         -------------------------          -------------------------
                        CLASS A               CLASS B            CLASS A           CLASS B          CLASS A          CLASS B
                        -------               -------            -------           -------          -------          -------

Large-Cap                    $0(1)               $23(2)                $0              $23               $0               $0
Equity Fund*

Capital Growth              $6,073               $8,089                $0               $0           $6,073           $8,089
Fund

Equity Income               $4,515              $13,211                $0               $0           $4,515          $13,211
Fund

International                $0(1)                  N/A                $0              N/A               $0              N/A
Equity Fund*

Small-Cap                    $0(1)                $2(3)                $0               $2               $0               $0
Opportunity
Fund*

Mid-Cap Fund+                  N/A                  N/A               N/A              N/A              N/A              N/A
Income Fund                 $3,242               $5,085                $0               $0           $3,242           $5,085

Government                   $0(1)                  N/A                $0              N/A               $0              N/A
Income Fund*

Limited Term               $16,575               $2,615                $0               $0          $16,575           $2,615
Income Fund

Limited Term               $48,533               $1,398           $48,533               $0               $0           $1,398
U.S. Government
Fund

Municipal                    $0(1)                  N/A                $0              N/A               $0              N/A
Income Fund*

Tennessee Tax-              $6,387               $5,131                $0               $0           $6,387           $5,131
Exempt Fund

Limited Term               $55,168               $3,332           $55,168               $0               $0           $3,332
Tennessee Tax-
Exempt Fund

Prime Money                    N/A                 $476               N/A               $0              N/A             $476
Market Fund

Government                     N/A                  N/A               N/A              N/A              N/A              N/A
Money Market
Fund+

Tax-Exempt                     N/A                  N/A               N/A              N/A              N/A              N/A
Money Market
Fund+

Aggressive                     N/A                  N/A               N/A              N/A              N/A              N/A
Growth
Portfolio+

Growth                         N/A                  N/A               N/A              N/A              N/A              N/A
Portfolio+

Growth & Income                N/A                  N/A               N/A              N/A              N/A              N/A
Portfolio+

Moderate Growth                N/A                  N/A               N/A              N/A              N/A              N/A
& Income
Portfolio+

Current Income                 N/A                  N/A               N/A              N/A              N/A              N/A
Portfolio+


---------------------------
*        Prior to December 14, 1998, the Fund was a series of DG Investor Series and was not subject to the Distribution Plan.
+        As of December 31, 1998, the Fund had not commenced operations.
(1)      For the period March 1, 1998 through December 31, 1998.
(2)      For the period December 15, 1998 (commencement of operations) through
         December 31, 1998.
(3)      For the period December 21, 1998 (commencement of operations) through December
         31, 1998.

          Of the $36,792 paid by Class A and $39,337 paid by Class B pursuant to the Distribution Plan, $28,937 and $39,337, respectively, was paid to broker/dealers in connection with the sale of Fund shares and $7,855 paid by Class A and $0 paid by Class B was retained by the Distributor in connection with advertising and marketing Fund shares.

          SHAREHOLDER SERVICES PLAN. The Company's Directors have adopted a shareholder services plan (the "Shareholder Services Plan") pursuant to which each Fund pays the Distributor for the provision of certain services to the holders of its shares at an annual rate of .15% of the value of the average daily net assets represented by Institutional Shares and Class A Shares (.25% in the case of the Prime Money Market Fund and Treasury Money Market Fund) and at an annual rate of .25% of the value of the average daily net assets represented by Class B Shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The fee payable for such services is intended to be a "service fee" as defined in the NASD Conduct Rules. Under the Shareholder Services Plan, the Distributor may make payments to certain Service Organizations in respect of these services. The Distributor determines the amounts to be paid to Service Organizations. Service Organizations receive such fees in respect of the average daily value of the relevant Class of shares owned by their clients. From time to time, BISYS may defer or waive receipt of fees under the Shareholder Services Plan while retaining the ability to be paid by the Fund under the Shareholder Services Plan thereafter. The fees payable to BISYS under the Shareholder Services Plan are payable without regard to actual expenses incurred. The Company's Directors believe that there is a reasonable likelihood that the Shareholder Services Plan will benefit each Fund and its shareholders.

          A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Directors for their review. In addition, the Shareholder Services Plan provides that material amendments of the Plan must be approved by the Board of Directors, and by the Directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the Shareholder Services Plan or in the related Shareholder Services Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan and related agreements are subject to annual approval by such vote of the Directors cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved on November 18, 1998. The Shareholder Services Plan is terminable at any time by vote of a majority of the Directors who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in the Shareholder Services Plan agreements. A Shareholder Services Plan agreement is terminable without penalty, at any time, by such vote of the Directors. A Shareholder Services Plan agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act).

          For the fiscal year and/or period ended December 31, 1998, the Shareholder Services Plan fees payable by each indicated Fund, the amounts waived by the Distributor, and the actual net Shareholder Services Plan fees paid by each Fund, were as follows:


                           SHAREHOLDER SERVICES PLAN
NAME OF FUND                      FEE PAYABLE                                   REDUCTION IN FEE
------------               --------------------------                  --------------------------------------
                       INST.          CLASS A          CLASS B        INST.          CLASS A         CLASS B
                       -----          -------          -------        -----          -------         -------

Large-Cap            $54,187(1)     $899,369(2)         $8(3)          $0               $0             $8
Equity Fund*

Capital                  $0              $0            $2,697          $0               $0             $0
Growth Fund

Equity Income            $0              $0            $4,404          $0               $0             $0
Fund

International        $1,923(1)       $34,073(2)          N/A           $0               $0             N/A
Equity Fund*

Small-Cap            $6,414(1)      $131,641(2)         $1(4)          $0               $0             $1
Opportunity
Fund*

Mid-Cap                 N/A             N/A              N/A           N/A             N/A             N/A
Fund+

Income Fund              $0              $0            $1,695          $0               $0             $0

Government           $20,409(1)      319,247(2)          N/A           $0               $0             N/A
Income Fund*

Limited Term             $0              $0             $871           $0               $0             $0
Income Fund

Limited Term             $0              $0             $466           $0               $0             $0
U.S.
Government
Fund

Municipal            $3,797(1)       $64,495(2)          N/A           $0               $0             N/A
Income Fund*

Tennessee                $0              $0            $1,710          $0               $0             $0
Tax-Exempt
Fund

Limited Term            N/A              $0            $1,110          N/A              $0             $0
Tennessee
Tax-Exempt
Fund

Treasury                 $0           $230,368           N/A           $0               $0             N/A
Money Market
Fund

Prime Money             N/A           $200,958          $159           N/A              $0             $0
Market Fund

Government              N/A             N/A              N/A           N/A             N/A             N/A
Money Market
Fund+

Tax-Exempt              N/A             N/A              N/A           N/A             N/A             N/A
Money Market
Fund+

Aggressive              N/A             N/A              N/A           N/A             N/A             N/A
Growth
Portfolio+

Growth
Portfolio+              N/A             N/A              N/A           N/A             N/A             N/A

Growth &                N/A             N/A              N/A           N/A             N/A             N/A
Income
Portfolio+

Moderate                N/A             N/A              N/A           N/A             N/A             N/A
Growth &
Income
Portfolio+

Current                 N/A             N/A              N/A           N/A             N/A             N/A
Income
Portfolio+

---------------------------
*    Prior to December 14, 1998, the Fund was a series of DG Investor Series and was not subject to the Shareholder Services Plan.
+    As of December 31, 1998, the Fund had not commenced operations.
(1)  For the period December 14, 1998 (commencement of operations) through
     December 31, 1998.
(2)  For the period March 1, 1998 through December 31, 1998.
(3)  For the period December 15, 1998 (commencement of operations) through
     December 31, 1998.
(4)  For the period December 21, 1998 (commencement of operations) through
     December 31, 1998.


NAME OF FUND                        NET FEE PAID
------------            --------------------------------------
                        INST.          CLASS A         CLASS B
                        -----          -------         -------

Large-Cap              $54,187        $899,369           $0
Equity Fund*

Capital                  $0              $0            $2,697
Growth Fund

Equity Income            $0              $0            $4,404
Fund

International          $1,923          $34,073           N/A
Equity Fund*

Small-Cap              $6,414         $131,641           $0
Opportunity
Fund*

Mid-Cap                  N/A             N/A             N/A
Fund*+

Income Fund              $0              $0            $1,695

Government             $20,409        $319,247           N/A
Income Fund*

Limited Term             $0              $0             $871
Income Fund

Limited Term             $0              $0             $466
U.S.
Government
Fund

Municipal              $3,797          64,495            N/A
Income Fund*

Tennessee                $0              $0            $1,710
Tax-Exempt
Fund

Limited Term             N/A             $0            $1,110
Tennessee
Tax-Exempt
Fund

Treasury                 $0           $230,368           N/A
Money Market
Fund

Prime Money              N/A          $200,958          $159
Market Fund

Government               N/A             N/A             N/A
Money Market
Fund+

Tax-Exempt               N/A             N/A             N/A
Money Market
Fund+

Aggressive               N/A             N/A             N/A
Growth
Portfolio+

Growth
Portfolio+               N/A             N/A             N/A

Growth &                 N/A             N/A             N/A
Income
Portfolio+

Moderate                 N/A             N/A             N/A
Growth &
Income
Portfolio+

Current                  N/A             N/A             N/A
Income
Portfolio+

---------------------------
* Prior to December 14, 1998, the Fund was a series of DG Investor Series and was not subject to the Shareholder Services Plan.
+    As of December 31, 1998, the Fund had not commenced operations.
(1) For the period December 14, 1998 (commencement of operations) through December 31, 1998.
(2)  For the period March 1, 1998 through December 31, 1998.
(3) For the period December 15, 1998 (commencement of operations) through December 31, 1998.
(4) For the period December 21, 1998 (commencement of operations) through December 31, 1998.

          TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. BISYS Fund Services Ohio, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of The BISYS Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, is the Company's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses.

          First American National Bank acts as custodian of the investments of each Fund. Under a custody agreement with the Company, First American National Bank provides for the holding of each Fund's securities and the retention of all necessary accounts and records. For its custody services, First American National Bank receives a monthly fee based on the market value of the Funds' assets held in custody and receives certain securities transactions charges. The Bank of New York, 90 Washington Street, New York, New York 10286, is the Funds' sub-custodian.

          EXPENSES. All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by others. The expenses borne by the Company include: taxes, interest, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser or the Administrator or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory and administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of calculating the net asset value of each Fund's shares, costs of shareholders' reports and corporate meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a Fund are charged against the assets of that Fund; other expenses of the Company are allocated among the Funds on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Fund.

                        PURCHASE AND REDEMPTION OF SHARES

          ALTERNATIVE PURCHASE METHODS. Orders for purchases of Institutional Shares (also referred to as "Class I Shares"), may be placed only for certain eligible investors as described below. An investor who is not eligible to purchase Institutional Shares may choose from Class A Shares and Class B Shares the Class of shares that best suits the investor's needs, given the amount of purchase, the length of time the investor expects to hold the shares and any other relevant circumstances. Class B Shares are not offered for the Treasury Money Market Fund. Each Class A, Class B and Institutional Share represents an identical pro-rata interest in a Fund's investment portfolio.

          Class A Shares are sold at net asset value per share plus, for each Fund, other than the Money Market Funds, an initial sales charge imposed at the time of purchase, which may be reduced or waived for certain purchases, as described below.

          Class B Shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class B Shares are subject to a contingent deferred sales charge ("CDSC"), which is assessed only if Class B Shares are redeemed within six years of purchase. Shareholders investing directly in Class B Shares of the Prime Money Market Fund, as opposed to obtaining such shares through an exchange, will be required to participate in the Prime Money Market Fund's Auto-Exchange Plan. In accordance with said Plan, shareholders will be required to establish the time and amount of their automatic exchanges such that all of the Prime Money Market Fund Class B Shares so purchased will have been exchanged for Class B Shares of the other Funds within two years of purchase. Approximately seven years after the date of purchase, Class B Shares automatically will convert to Class A Shares, based on the relative net asset values for shares of each such Class.

          Institutional Shares are sold at net asset value with no sales charge. Institutional Shares are sold exclusively to clients of the Adviser for their qualified trust, custody and/or agency accounts and to clients of the Adviser's affiliated and correspondent banks and certain other affiliated and non-affiliated institutions for their similar accounts maintained at such affiliates or institutions. These accounts are referred to herein as "Fiduciary Accounts."

          Class B Shares will receive lower per share dividends and at any given time the performance of Class B should be expected to be lower than for shares of each other Class because of the higher expenses borne by Class B. Similarly, Class A Shares will receive lower per share dividends and the performance of Class A should be expected to be lower than Institutional Shares because of the higher expenses borne by Class A.

          An investor who is not eligible to purchase Institutional Shares should consider whether, during the anticipated life of the investor's investment in the Fund, the accumulated distribution and service fees and CDSC on Class B Shares prior to conversion would be less than the initial sales charge, if any, on Class A Shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A Shares because the accumulated continuing distribution fees on Class B Shares may exceed the initial sales charge on Class A Shares during the life of the investment.

          GENERAL PURCHASE INFORMATION. Class A Shares and Class B Shares may be purchased through a number of institutions, including the Adviser and its affiliates, Service Organizations, and directly from the Distributor. Orders for purchases of Institutional Shares may be placed only for clients of the Adviser, its affiliated and correspondent banks and other affiliated and non-affiliated institutions (collectively, "Institutions") for their Fiduciary Accounts maintained at such Institutions. When purchasing Fund shares, you must specify the Fund and Class of shares being purchased. The Adviser, its affiliates and Service Organizations may receive different levels of compensation for selling different Classes of Fund shares. Stock certificates will not be issued. It is not recommended that the Tax-Exempt Fixed Income Funds be used as a vehicle for Keogh, IRA and other qualified plans, because such plans are otherwise entitled to tax deferred benefits. The Company reserves the right to reject any purchase order in whole or in part, including purchases made with foreign checks and third party checks not originally made payable to the order of the investor.

          The minimum initial investment for Institutional Shares of each Fund is $100,000, with no subsequent minimum investment. The Institution through which Institutional Shares are purchased may impose initial or subsequent investment minimums which are higher or lower than those specified above and may impose different minimums for different types of accounts or purchase arrangements.

          Investors may purchase Institutional Shares through procedures established by their Institution and an investor should contact such entity directly for appropriate instructions, as well as for information about conditions pertaining to the account and any related fees. The investor's Institution will transmit an investor's payment to the Fund and will supply the Fund with the required information. It is the Institution's responsibility to transmit the order properly on a timely basis.

          The minimum initial investment for Class A Shares or Class B Shares of each Fund is $1,000, and subsequent investments must be at least $100. The minimum initial investment is $100 for IRAs, and subsequent investments for IRAs must be at least $50. For full-time or part-time employees of the Adviser or any of its affiliates, the minimum initial investment is $500, and subsequent investments must be at least $50. For full-time or part-time employees of the Adviser or any of its affiliates who elect to have a portion of their pay directly deposited into their ISG Fund accounts, the minimum initial or subsequent investment must be at least $25. The Adviser, its affiliates and Service Organizations may impose initial or subsequent investment minimums which are higher or lower than those specified above and may impose different minimums for different types of accounts or purchase arrangements. In addition, purchases of shares made in connection with certain shareholder privileges may have different minimum investment requirements.

          You may purchase Class A Shares or Class B Shares by check or wire, or through TeleTrade or, for the Money Market Funds only, a sweep program as described below. Investors purchasing shares through the Adviser, its affiliates or Service Organizations should contact such entity directly for appropriate instructions, as well as for information about conditions pertaining to the account and any related fees.

          For written orders for Class A Shares or Class B Shares, you may send your initial or subsequent purchase order, together with the Funds' Account Application for initial orders and your check or money order payable to: ISG Funds (Fund Name), to ISG Funds, c/o BISYS Fund Services, Inc., Department L-1686, Columbus, Ohio 43260-1686. For subsequent investments, your Fund account number should appear on the check or money order. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if a check used for investment in your account does not clear.

          For wire orders for Class A Shares or Class B Shares, you must call the Transfer Agent at 1-800-852-0045. If a subsequent payment is being made, your Fund account number should be included. Information on remitting funds in this manner, including any related fees, may be obtained from your bank.

          Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. For information on purchasing shares through the Automated Clearing House, you must call the Transfer Agent at 1-800-852-0045.

          Management understands that the Adviser, its affiliates and some Service Organizations may impose certain conditions on their clients which are different from those described herein or in the Funds' Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients a direct fee for effecting transactions in Fund shares. You should consult the Adviser, its affiliates or your Service Organization in this regard.

          SALES LOADS. (Applicable to Class A Shares of each Fund other than the Money Market Funds). The public offering price of Class A Shares of the Fixed Income Funds, Tax-Exempt Fixed Income Funds and Current Income Portfolio is the net asset value per share of that Class, plus a sales load as shown below:

                                                                TOTAL SALES LOAD
                                                               -----------------

                                                                         AS A % OF             DEALERS' REALLOWANCE
                                               AS A % OF                 NET ASSET              AS A % OF OFFERING
AMOUNT OF TRANSACTION                        OFFERING PRICE                VALUE                       PRICE
---------------------                        --------------              ---------             ---------------------
Less than $50,000....................              3.00%                   3.09%                       2.70%
$50,000 to less than
      $100,000.......................              2.50%                   2.56%                       2.25%
$100,000 to less than
      $250,000.......................              2.00%                   2.04%                       1.80%
$250,000 to less than
      $500,000.......................              1.50%                   1.52%                       1.35%
$500,000 to less than
      $1,000,000.....................              1.00%                   1.01%                       0.90%
$1,000,000 or more...................                 0%                      0%                          0%


The public offering price of Class A Shares of the Equity Funds and Aggressive Growth Portfolio, Growth Portfolio, Growth & Income Portfolio and Moderate Growth & Income Portfolio is the net asset value per share of that Class, plus, except for shareholders who beneficially owned Class A Shares of Capital Growth Fund and Equity Income Fund on September 30, 1997, a sales load as shown below:

                                                         TOTAL SALES LOAD
                                                         ----------------

                                                                            AS A % OF               DEALERS' REALLOWANCE
                                                  AS A % OF                 NET ASSET                AS A % OF OFFERING
AMOUNT OF TRANSACTION                           OFFERING PRICE                VALUE                        PRICE
---------------------                           --------------             ------------             --------------------
Less than $50,000......................              4.75%                   4.99%                        4.28%
$50,000 to less than
     $100,000..........................              4.00%                   4.17%                        3.60%
$100,000 to less than
     $250,000..........................              3.25%                   3.36%                        2.93%
$250,000 to less than
     $500,000..........................              2.50%                   2.56%                        2.25%
$500,000 to less than
   $1,000,000..........................              1.75%                   1.78%                        1.58%
$1,000,000 or more.....................                 0%                      0%                           0%


For shareholders beneficially owning Class A Shares of the Capital Growth Fund and Equity Income Fund on September 30, 1997, the public offering price of Class A Shares of such Funds is the net asset value per share of that Class, plus a sales load as shown below:


                                                         TOTAL SALES LOAD
                                                         ----------------

                                                                        AS A % OF           DEALERS' REALLOWANCE
                                                  AS A % OF             NET ASSET             AS A % OFFERING
AMOUNT OF TRANSACTION                           OFFERING PRICE            VALUE                    PRICE
---------------------                           --------------          ----------          ---------------------

Less than $100,000.....................               3.00%                  3.09%                  2.70%
$100,000 to less than
       $250,000........................               2.50%                  2.56%                  2.25%
$250,000 to less than
       $500,000........................               2.00%                  2.04%                  1.80%
$500,000 to less than
       $750,000........................               1.50%                  1.52%                  1.35%
$750,000 to less than
     $1,000,000........................               1.00%                  1.01%                  0.90%
$1,000,000 or more.....................                  0%                     0%                     0%


          A CDSC of 1% will be assessed at the time of redemption of Class A Shares purchased on or after May 14, 1998 without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year after purchase. The Distributor may pay Service Organizations an amount up to 1% of the net asset value of Class A Shares purchased by their clients that are subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A Shares.

          The scale of sales loads applies to purchases of Class A Shares of each Fund other than the Prime Money Market Fund and Treasury Money Market Fund made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

          Set forth below are examples of the method of computing the offering price of Class A Shares. The examples assume a purchase of Class A Shares of the indicated Fund aggregating less than $50,000 subject to the current schedule of sales charges set forth above for Class A Shares at a price based upon the net asset value of the Fund's Class A Shares on December 31, 1998:

LARGE-CAP EQUITY FUND:
         Net Asset Value per Share                           $          27.55

         Per Share Sales Charge - 4.75%
            of offering price (4.99% of
            net asset value per share)                       $           1.37
                                                             ----------------

         Per Share Offering Price to
            the Public                                       $          28.92
                                                             ================
SMALL-CAP OPPORTUNITY FUND:

         Net Asset Value per Share                           $          12.93

         Per Share Sales Charge - 4.75%
            of offering price (4.99% of
            net asset value per share)                       $            .64
                                                             ----------------

         Per Share Offering Price to
            the Public                                       $          13.57
                                                             ================
INTERNATIONAL EQUITY FUND:

         Net Asset Value per Share                           $          10.58

         Per Share Sales Charge - 4.75%
            of offering price (4.99% of
            net asset value per share)                       $            .53
                                                             ----------------

         Per Share Offering Price to
            the Public                                       $          11.11
                                                             ================

CAPITAL GROWTH FUND*:

         Net Asset Value per Share                           $          14.20

         Per Share Sales Charge - 4.75%
            of offering price (4.99% of
            net asset value per share)                       $            .71
                                                             ----------------

         Per Share Offering Price to
            the Public                                       $          14.91
                                                             ================

EQUITY INCOME FUND*:

         Net Asset Value per Share                           $          10.05

         Per Share Sales Charge - 4.75%
            of offering price (4.99% of
            net asset value per share)                       $            .50
                                                             ----------------

         Per Share Offering Price to
            the Public                                       $          10.55
                                                             ================
-----------

* Class A Shares of the Capital Growth Fund and Equity Income Fund purchased by shareholders beneficially owning Class A Shares of such Funds on September 30, 1997 are subject to a different sales load schedule, as described above.

LIMITED TERM INCOME FUND:

        Net Asset Value per Share                            $          10.05

        Per Share Sales Charge - 3.00%
          of offering price (3.09% of                        $            .31
          net asset value per share)                         ----------------

        Per Share Offering Price to
          the Public                                         $          10.36
                                                             ================

LIMITED TERM U.S. GOVERNMENT FUND:

        Net Asset Value per Share                            $          10.25

        Per Share Sales Charge - 3.00%
          of offering price (3.09% of                        $            .32
          net asset value per share)                         ----------------

        Per Share Offering Price to
           the Public                                        $           10.57
                                                             =================

LIMITED TERM TENNESSEE TAX-EXEMPT FUND:

         Net Asset Value per Share                           $          10.11

         Per Share Sales Charge - 3.00%
            of offering price (3.09% of                      $            .31
            net asset value per share)                       ----------------

         Per Share Offering Price to
            the Public                                       $          10.42
                                                             ================


TENNESSEE TAX-EXEMPT FUND:

         Net Asset Value per Share                           $          10.19

         Per Share Sales Charge - 3.00%
            of offering price (3.09% of
            net asset value per share)                       $            .32
                                                             ----------------

         Per Share Offering Price to
            the Public                                       $          10.51
                                                             ================

INCOME FUND:

         Net Asset Value per Share                           $          10.39

         Per Share Sales Charge - 3.00%
            of offering price (3.09% of
            net asset value per share)                       $            .32
                                                             ----------------

         Per Share Offering Price to
            the Public                                       $          10.71
                                                             ================

GOVERNMENT INCOME FUND:

         Net Asset Value per Share                           $          10.38

         Per Share Sales Charge - 3.00%
            of offering price (3.09% of                      $            .32
            net asset value per share)                       ================

         Per Share Offering Price to
            the Public                                       $          10.70
                                                             ================

MUNICIPAL INCOME FUND:

         Net Asset Value per Share                           $          10.96

         Per Share Sales Charge - 3.00%
            of offering price (3.09% of                      $            .34
             net asset value per share)                      ----------------

         Per Share Offering Price to
            the Public                                       $          11.30
                                                             ================

          Class A Shares will be offered at net asset value without a sales load to registered representatives of NASD member firms which have entered into an agreement with the Distributor pertaining to the sale of Fund shares, full-time employees of the Adviser or the Distributor, their spouses and minor children, current and retired directors of the Adviser or any of its affiliates, and accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary and has entered into an agreement with the Distributor pertaining to the sale of Fund shares, provided that they have furnished the Distributor appropriate notification of such status at the time of the investment and with such information as the Distributor may request from time to time in order to verify eligibility for this privilege. This privilege also applies to the Company's Directors, fee-based financial planners and registered investment advisers not affiliated with or clearing purchases through full service broker/dealers, investment advisers regulated by Federal or state governmental authority when such investment advisers purchase shares for their own accounts or for accounts for which they are authorized to make investment decisions (i.e., discretionary accounts), asset allocation programs offered by the Adviser for its clients, and corporate/business retirement plans (such as 401(k), 403(b)(7), 457 and Keogh plans) sponsored by the Adviser, the Distributor or their affiliates or subsidiaries or pursuant to a payroll deduction system which makes direct investments in a Fund by means of electronic data transmission in a form acceptable to the Fund. The sales load is not charged on shares acquired through the reinvestment of dividends or distributions or pursuant to the Directed Distribution Plan or Reinstatement Privilege.

          Class A Shares also may be purchased at net asset value or at a reduced sales load, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by the Adviser or its affiliates. The purchase of Class A Shares of a Fund must be made within 90 days of such redemption and the shares redeemed must have been subject to an initial sales charge or a contingent deferred sales charge to have the Fund's sales load waived or reduced to the extent of such sales charge.

          The dealer reallowance may be changed from time to time but will remain the same for all dealers. From time to time, the Distributor may make or allow additional payments or promotional incentives in the form of cash or other compensation to dealers that sell Fund shares. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events. Compensation may include payment for travel expenses, including lodging, to various locations for meetings or seminars of a business nature. Compensation also may include the following types of non-cash compensation offered through promotional contests: travel and lodging at vacation locations; tickets for entertainment events; and merchandise. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of Fund shares. None of the aforementioned compensation is paid for by the Company, any Fund or its shareholders.

          RIGHT OF ACCUMULATION--CLASS A SHARES. Reduced sales loads apply to any purchase of Class A Shares by you and any related "purchaser," where the aggregate investment in Class A Shares among any of the Funds offered with a sales load, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A Shares of the Municipal Income Fund, with an aggregate current market value of $40,000 and subsequently purchase Class A Shares of the Municipal Income Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 2.50% of the offering price (2.56% of the net asset value). Class A Shares of the other Funds may be subject to different sales load schedules, as described above. All present holdings of Class A Shares may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase. To qualify for reduced sales loads, at the time of a purchase an investor or the investor's Service Organization must notify the Transfer Agent. The reduced sales load is subject to confirmation of an investor's holdings through a check of appropriate records.

          CONTINGENT DEFERRED SALES CHARGE. If a shareholder redeems Class B Shares prior to the sixth anniversary of purchase, the shareholder will pay a CDSC at the rates set forth below. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the Class B Shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on Class B Shares derived from reinvestment of dividends or capital gain distributions.

          The amount of CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B Shares, all payments during a month are aggregated and deemed to have been made on the first day of the month.

          The following table sets forth the rates of the CDSC for Class B
Shares:

                                                      CDSC AS A % OF AMOUNT
                                                      INVESTED OR REDEMPTION
YEAR SINCE PURCHASE PAYMENT WAS MADE                        PROCEEDS
------------------------------------                  -----------------------

First.........................................                 4.00
Second........................................                 3.00
Third.........................................                 3.00
Fourth........................................                 2.00
Fifth.........................................                 2.00
Sixth.........................................                 1.00
Seventh.......................................                 0.00


          When an investor redeems his or her Class B Shares, the redemption order is processed so as to minimize the amount of the CDSC that will be charged. Class B Shares that are not subject to the CDSC (i.e., Class B Shares that were acquired through reinvestment of dividends or capital gain distributions) are redeemed first and after that Class B Shares that have been held the longest are redeemed.

          To provide an example, assume you purchased 100 Class B Shares at $10 per share (a total cost of $1,000) and prior to the second anniversary after purchase, the net asset value per share is $12 and during such time you have acquired 10 additional Class B Shares through dividends reinvested in Class B Shares. If you then make your first redemption of 50 Class B Shares (proceeds of $600), the first 10 Class B Shares will not be subject to the CDSC because you received them as dividends. With respect to the remaining 40 Class B Shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a CDSC at a rate of 3.00% (the applicable rate prior to the second anniversary after purchase).

          The Distributor compensates certain Service Organizations for selling Class B Shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and distribution fee, in part, are used to defray these expenses.

          WAIVER OF CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in
Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by participants in qualified or non-qualified employee benefit plans or other programs (such as 401(k), 403(b)(7), 457 and Keogh plans) sponsored by the Adviser, the Administrator or their affiliates or subsidiaries or which make direct investments in the Fund by means of electronic data transmission, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70-1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described in the Funds' Prospectus and this Statement of Additional Information. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Funds' Prospectus at the time of the purchase of such shares.

          CONVERSION OF CLASS B SHARES. Approximately seven years after the date of purchase, Class B Shares automatically will convert to Class A Shares, based on the relative net asset values for shares of each such Class, and will no longer be subject to the distribution fee and shareholder services fee charged Class B Shares, but will be subject to the distribution fee and shareholder services fee charged Class A Shares. At that time, Class B Shares that have been acquired through the reinvestment of dividends and distributions ("Dividend Shares") will be converted in the proportion that a shareholder's Class B Shares (other than Dividend Shares) converting to Class A Shares bears to the total Class B Shares then held by the shareholder which were not acquired through the reinvestment of dividends and distributions.

          "SWEEP" PROGRAM. (Applicable to the Money Market Funds Only) Shares of the Money Market Funds may be purchased or sold through the "sweep" program established by certain financial institutions under which a portion of their customers' accounts may be automatically invested in the Fund. The customer becomes the beneficial owner of specific shares of the Fund which may be purchased, redeemed and held by the financial institution in accordance with the customer's instructions and may fully exercise all rights as a shareholder. The shares will be held by the Transfer Agent in book-entry form. A statement with regard to the customer's shares is generally supplied to the customer monthly, and confirmations of all transactions for the account of the customer ordinarily are available to the customer promptly on request. In addition, each customer is sent proxies, periodic reports and other information from the Company with regard to shares of the Funds. The customer's shares are fully assignable and may be encumbered by the customer. The "sweep" agreement can be terminated by the customer at any time, without affecting its beneficial ownership of the shares.

          To obtain the benefits of this service, a customer typically is required to maintain a minimum balance subject to a monthly maintenance fee, or a higher minimum balance for which no monthly fee would be imposed. In either case, a penalty fee is imposed if the minimum should not be maintained. In general, the automatic investment in the Fund's shares occurs on the same day that withdrawals are made by the financial institution, at the next determined net asset value after the order is received.

          All agreements which relate to the service are with the financial institution. Neither the Distributor nor the Company is a party to any of those agreements and no part of the compensation received by the financial institution flows to the Company or to BISYS or to any of their affiliates, either directly or indirectly. Further information concerning this program and any related charges or fees is provided by the financial institution prior to any purchase of the Fund's shares. Any fees charged by the financial institution effectively reduces the Fund's yield for those customers.

          REOPENING AN ACCOUNT. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

          SIGNATURE-GUARANTIES. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Signature-guaranties may not be provided by notaries public. If the signature is guaranteed by a broker or dealer, such broker or dealer must be a member of a clearing corporation and maintain net capital of at least $100,000. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record; and (2) the redemption check is mailed to the shareholder(s) at the address of record or the proceeds are either mailed or wired to a financial institution account previously designated. Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account.

          REDEMPTION COMMITMENT. Each Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund is valued. If the recipient sold such securities, brokerage charges might be incurred.

          SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closing), (b) when trading in the markets the Fund normally utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                        DETERMINATION OF NET ASSET VALUE

          GENERAL. Expenses and fees, including the advisory fee and fees paid pursuant to the Distribution Plan and Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of the relevant Class of Fund shares. Each Strategic Portfolio's net asset value will fluctuate with changes in the securities markets and the value of the Underlying Funds in which it invests. Each Underlying Fund's investments are valued each business day generally by using available market quotations or at fair value which may be determined by one or more pricing services approved by its Board. Each pricing service's procedures are reviewed under the general supervision of the Board. Set forth below is further information regarding the methods employed in valuing the Underlying Fund's investments.

          LARGE-CAP EQUITY, SMALL-CAP OPPORTUNITY, MID-CAP, INTERNATIONAL EQUITY, CAPITAL GROWTH, AND EQUITY INCOME FUNDS. Each of these Funds' securities, including covered call options written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York or at such other quoted market exchange rate as may be determined to be appropriate by the Adviser. Forward currency contracts will be valued at the current cost of offsetting the contract. Since the International Equity Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of certain of the Fund's securities. Debt securities maturing in 60 days or less generally are carried at amortized cost, which approximates value, except where to do so would not reflect accurately their fair value, in which case such securities would be valued at their fair value as determined under the supervision of the Board of Directors. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors.

          Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Directors, are valued at fair value as determined in good faith by the Board of Directors. The Board of Directors will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Directors generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Directors if the Directors believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Directors.

          INCOME, GOVERNMENT INCOME, LIMITED TERM INCOME AND LIMITED TERM U.S. GOVERNMENT FUNDS. Each of these Funds' investments are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by the Board of Directors. The Service may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Company's officers under the general supervision of the Board of Directors.

          MUNICIPAL INCOME, TENNESSEE TAX-EXEMPT AND LIMITED TERM TENNESSEE TAX-EXEMPT FUNDS. Each of these Funds' investments are valued by the Service. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the Fund's securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Company's officers under the general supervision of the Board of Directors.

          PRIME MONEY MARKET FUND, GOVERNMENT MONEY MARKET FUND, TREASURY MONEY MARKET FUND AND TAX-EXEMPT MONEY MARKET FUND. The valuation of each of these Funds' investment securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

          The Board of Directors has established, as a particular responsibility within the overall duty of care owed to each of these Funds' investors, procedures reasonably designed to stabilize each such Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's investment holdings by the Board of Directors, at such intervals as it deems appropriate, to determine whether such Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield data for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets will be valued at fair value as determined in good faith by the Board of Directors. With respect to the Tax-Exempt Money Market Fund, market quotations and market equivalents used in the Board's review are obtained from an independent pricing service (the "Service") approved by the Board. The Service values the Tax-Exempt Money Market Fund's investments based on methods which include considerations of: yields or prices of municipal obligations of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

          The extent of any deviation between a Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board of Directors promptly will consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.


                       SHAREHOLDER SERVICES AND PRIVILEGES

          The services and privileges described under this heading may not be available to certain clients of the Adviser, its affiliates, certain Service Organizations and Institutions, and the Adviser, its affiliates, some Service Organizations and Institutions may impose certain conditions on their clients which are different from those described in the Prospectus or this Statement of Additional Information. Such investors should consult the Adviser, its affiliates, their Service Organization or Institution in this regard.

          EXCHANGE PRIVILEGE. The Exchange Privilege enables you to purchase, in exchange for shares of a Fund, shares of the same Class of another Fund in the ISG Family of Funds, to the extent such shares are offered for sale in your state of residence. If you desire to use this Privilege, you should consult the Adviser, its affiliate or Institution where you maintain your account, your Service Organization or the Administrator to determine if it is available and whether any conditions are imposed on its use.

          The shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the Fund into which the exchange is being made.

          Shares will be exchanged at the next determined net asset value; however, a sales load, which may be waived or reduced as described below, may be charged with respect to exchanges of Class A Shares. No CDSC will be imposed on Class B Shares at the time of an exchange; however, shares acquired through an exchange will be subject to the CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired shares will be calculated from the date of the initial purchase of the Class B Shares exchanged. If you are exchanging Class A Shares into a Fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. No fees currently are charged shareholders directly in connection with exchanges although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. The Company reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

          The exchange of shares of one Fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

          AUTO-EXCHANGE PLAN--PRIME, GOVERNMENT AND TAX-EXEMPT MONEY MARKET FUNDS ONLY. The Auto-Exchange Plan enables holders of Class B Shares of these Money Market Funds to make regular monthly or quarterly exchanges into Class B Shares of another Fund. The Transfer Agent will exchange automatically Class B Shares of the Fund in the amount specified (subject to applicable minimums) according to the schedule the investor has selected. Shares will be exchanged at the then-current net asset value. No CDSC will be imposed at the time of the exchange; however, the Class B Shares acquired through an exchange will be subject on redemption to the applicable CDSC, which will be calculated from the date of the initial purchase of the Class B Shares exchanged.

          Shareholders investing directly in Class B Shares of these Money Market Funds, as opposed to through an exchange, will be required to participate in the Auto-Exchange Plan and to establish the time and amount of their automatic exchanges such that all of the Class B Shares of the Fund so purchased will have been exchanged for Class B Shares of the other Funds within two years of purchase.

          To participate in the Auto-Exchange Plan, shareholders must complete the appropriate section of the Account Application. The Auto-Exchange Plan may be modified or canceled by the Company or the Administrator at any time. You may modify your instructions or cancel your participation in the Auto-Exchange Plan at any time by mailing written notification to ISG Funds, c/o BISYS Fund Services, Inc., Department L-1686, Columbus, Ohio 43260-1686.

          AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan permits you to purchase Class A or Class B Shares (minimum initial investment of $1,000 and minimum subsequent investments of $100 per transaction) at regular intervals selected by you. Provided your bank or other financial institution allows automatic withdrawals, Class A or Class B Shares may be purchased by transferring funds from the bank account designated by you. At your option, the account designated will be debited in the specified amount, and Class A or Class B Shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. This service enables you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market. To establish an Automatic Investment Plan account, you must check the appropriate box and supply the necessary information on the Account Application. You may obtain the necessary applications from the Administrator. You may cancel your participation in the Automatic Investment Plan or change the amount of purchase at any time by mailing written notification to ISG Funds, c/o BISYS Fund Services, Inc., Department L-1686, Columbus, Ohio 43260-1686, and such notification will be effective three business days following receipt. The Company may modify or terminate the Automatic Investment Plan at any time or charge a service fee. No such fee currently is contemplated.

          DIRECTED DISTRIBUTION PLAN. The Directed Distribution Plan enables you to invest automatically dividends and capital gain distributions, if any, paid by a Fund in Class A or Class B Shares of another Fund of which you are a shareholder. Class A or Class B Shares of the other Fund will be purchased at the then-current net asset value. Minimum subsequent investments do not apply. Investors desiring to participate in the Directed Distribution Plan should check the appropriate box and supply the necessary information on the Account Application. The Plan is available only for existing accounts and may not be used to open new accounts. The Company may modify or terminate the Directed Distribution Plan at any time or charge a service fee. No such fee currently is contemplated.

          AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50), with respect to Class A or Class B Shares, on either a monthly, quarterly, semi-annual or annual basis if you have a $5,000 minimum account. The automatic withdrawal will be made on the first or fifteenth day, at your option, of the period selected. To participate in the Automatic Withdrawal Plan, you must check the appropriate box and supply the necessary information on the Account Application. The Automatic Withdrawal Plan may be ended at any time by the investor, the Company or the Transfer Agent.

          No CDSC with respect to Class B Shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that the amounts withdrawn under the plan do not exceed on an annual basis 10% of the account value at the time the shareholder elects to participate in the Automatic Withdrawal Plan. Withdrawals with respect to Class B Shares under the Automatic Withdrawal Plan that exceed on an annual basis 10% of the value of the shareholder's account will be subject to a CDSC on the amounts exceeding 10% of the initial account value. Purchases of additional Class A Shares where the sales load is imposed concurrently with withdrawals of Class A Shares generally are undesirable.

          REINSTATEMENT PRIVILEGE. The Reinstatement Privilege enables investors who have redeemed Class A or Class B Shares to repurchase, within 90 days of such redemption, Class A or Class B Shares of a Fund in an amount not to exceed the redemption proceeds received at a purchase price equal to the then-current net asset value determined after a reinstatement request and payment are received by the Transfer Agent. This privilege also enables such investors to reinstate their account for the purpose of exercising the Exchange Privilege. Upon reinstatement for Class B Shares, the investor's account will be credited with an amount equal to the CDSC previously paid upon redemption of the Class B Shares reinvested. To use the Reinstatement Privilege, you must submit a written reinstatement request to the Transfer Agent. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. There currently are no restrictions on the number of times an investor may use this privilege.

          LETTER OF INTENT. By signing a Letter of Intent form, available from the Administrator or certain Service Organizations, you become eligible for the reduced sales load applicable to the total number of Class A Shares purchased in a 13-month period (beginning up to 90 days prior to the date of execution of the Letter of Intent) pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent.

          The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if the investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. Assuming completion of the total minimum investment specified under a Letter of Intent, an adjustment will be made to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to the submission of the Letter of Intent. In addition, if the investor's purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect the investor's total purchase at the end of 13 months.

          If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind the investor to purchase, or the Company to sell, the full amount indicated at the sales load in effect at the time of signing, but the investor must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A Shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.

                             PERFORMANCE INFORMATION

          Current yield is computed pursuant to a formula which operates as follows: The amount of the Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the maximum offering price per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

          Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.

          Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class's average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or, in the case of Class B, the maximum applicable CDSC has been paid upon redemption at the end of the period.

          Total return is calculated by subtracting the amount of the maximum offering price per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable
CDSC), and dividing the result by the maximum offering price per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period for Class A Shares or without giving effect to any applicable CDSC at the end of the period for Class B Shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A Shares or any applicable CDSC with respect to Class B Shares, which, if reflected, would reduce the performance quoted.

          Seven-day yield will be computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective annualized yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

          Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments held, their maturity and operating expenses. An investor's principal in the Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which each Fund's price per share is determined.

          Set forth below is the average annual total return for the indicated Fund and Class of shares as of December 31, 1998:

INTERNATIONAL EQUITY FUND

                                                        Average Annual
                                                         Total Return
                                                Without Sales      With Sales
                                                    CHARGE           CHARGE*
Class A Shares
1-Year.....................................          9.47%            4.31%
Since Inception 8/15/97....................          4.48%            0.83%
*   Reflects the maximum sales charge of 4.75%.


                                                          Average Annual
Institutional Shares                                       Total Return
1-Year.....................................                   9.47%
Since Inception 8/15/97....................                   4.48%


The quoted returns reflect the performance from 8/15/97 to 12/14/98 of the DG International Equity Fund, an open-end investment company that was the predecessor fund to the ISG International Equity Fund.

The Institutional Share class was initially offered on 12/14/98 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

SMALL-CAP OPPORTUNITY FUND

                                                        Average Annual
                                                         Total Return
                                                Without Sales      With Sales
Class A                                            CHARGE           CHARGE*
1-Year....................................        -7.20%            -11.60%
5-Year....................................        11.46%             10.39%
10-Year...................................        17.61%             17.05%

*   Reflects the maximum sales charge of 4.75%.


                                                        Average Annual
                                                         Total Return
                                                WITHOUT CDSC     WITH CDSC**
Class B
1-Year....................................         -7.13%           -9.74%
5-Year....................................         11.48%           10.35%
10-Year...................................         17.62%           17.62%

**   Reflects the applicable contingent deferred sales charge
     (maximum 4.00%).


The data for Class B Shares primarily presents the results of the Class A Shares. Actual Class B Shares average annual total return would have been lower.

                                                  Average Annual
                                                   Total Return
Institutional Shares
1-Year....................................            -7.20%
5-Year....................................            11.46%
10-Year...................................            17.61%


The quoted returns reflect the performance from 8/1/94 to 12/14/98 of the DG Opportunity Fund, an open-end investment company that was the predecessor fund to the ISG Small-Cap Opportunity Fund.

Performance for the Class B Shares, which commenced operations on 12/21/98, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return would have been lower.

The Institutional Share class was initially offered on 12/14/98 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

CAPITAL GROWTH FUND

                                                        Average Annual
                                                         Total Return
                                                Without Sales      With Sales
Class A                                            CHARGE           CHARGE*
1-Year....................................         32.05%            25.77%
5-Year....................................         22.35%            21.15%
10-Year...................................         16.43%            15.87%

*   Reflects the maximum sales charge of 4.75%.



                                                        Average Annual
                                                         Total Return
                                                WITHOUT CDSC     WITH CDSC**
Class B
1-Year....................................         30.96%          27.96%
5-Year....................................         21.94%          21.85%
10-Year...................................         16.24%          16.24%

**   Reflects applicable contingent deferred sales charge (maximum 4.00%).


The data for Class B Shares primarily presents the results of the Class A Shares. Actual Class B Shares average annual total return would have been lower.

                                                  Average Annual
                                                   Total Return

Institutional Shares

1-Year....................................          32.40%
5-Year....................................          22.21%
10-Year...................................          16.36%


Performance for the Class B Shares, which commenced operations on 2/5/98, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return would have been lower.

The Institutional Share class was initially offered on 10/3/97 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

LARGE-CAP EQUITY FUND

                                                     Average Annual
                                                     Total Return
                                              WITHOUT SALES   WITH SALES
Class A Shares                                   CHARGE         CHARGE
1-Year....................................       37.87%         31.30%
5-Year....................................       24.81%         23.60%
Since Inception 8/3/92....................       20.88%         19.97%

*   Reflects the maximum sales charge of 4.75%.


                                                  Average Annual
                                                   Total Return
                                             WITHOUT CDSC     WITH CDSC**
Class B Shares
1-Year....................................    37.83%            34.83%
5-Year....................................    24.80%            24.72%
Since Inception 8/3/92....................    20.88%            20.88%

**   Reflects the applicable contingent deferred sales charge (maximum 4.00%).


The data for Class B Shares primarily presents the results of the Class A Shares. Actual Class B Shares average annual total return would have been lower.

                                                     Average Annual
                                                     Total Return

Institutional Shares
1-Year....................................             37.83%
5-Year....................................             24.80%
10-Year...................................             20.88%


The quoted returns reflect the performance from 8/3/92 to 12/14/98 of the DG Equity Fund, an open-end investment company that was the predecessor fund to the ISG Large-Cap Equity Fund.

Performance for the Class B Shares, which commenced operations on 12/15/98, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return would have been lower.

The Institutional Share class was initially offered on 12/14/98 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

EQUITY INCOME FUND

                                                 Average Annual
                                                  Total Return
                                           Without Sales       With Sales
Class A Shares                               CHARGE              CHARGE*
1-Year....................................    19.46%              13.76%
5-Year....................................    17.41%              16.28%
10-Year...................................    14.78%              14.21%

*   Reflects the maximum sales charge of 4.75%.


                                                   Average Annual
                                                    Total Return
                                              WITHOUT CDSC     WITH CDSC**
Class B Shares
1-Year....................................      18.77%             15.87%
5-Year....................................      17.28%             17.17%
10-Year...................................      14.71%             14.71%

**  Reflects the applicable contingent deferred sales charge (maximum 4.00%).


The data for Class B Shares primarily presents the results of the Class A Shares. Actual Class B Shares average annual total return would have been lower.

                                                      Average Annual
                                                       Total Return
Institutional Shares
1-Year....................................               19.72%
5-Year....................................               17.46%
10-Year...................................               14.80%


Performance for the Class B Shares, which commenced operations on 2/3/98, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return would have been lower.

The Institutional Share class was initially offered on 10/3/97 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

INCOME FUND

                                                 Average Annual
                                                  Total Return
                                           Without Sales       With Sales
Class A Shares                               CHARGE              CHARGE*
1-Year....................................    8.28%                5.00%
5-Year....................................    5.99%                5.35%
10-Year...................................    7.86%                7.53%

*   Reflects the maximum sales charge of 3.00%.

                                                   Average Annual
                                                    Total Return
                                              WITHOUT CDSC     WITH CDSC**
Class B Shares
1-Year....................................       7.59%             4.59%
5-Year....................................       5.84%             5.68%
10-Year...................................       7.78%             7.78%

**Reflects the applicable contingent deferred sales charge (maximum 4.00%).


The data for Class B Shares primarily presents the results of the Class A Shares. Actual Class B Shares average annual total return would have been lower.

                                                         Average Annual
                                                          Total Return

Institutional Shares
1-Year....................................                   8.55%
5-Year....................................                   6.03%
10 Year...................................                   7.88%


Performance for the Class B Shares, which commenced operations on 2/4/98, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return would have been lower.

The Institutional Share class was initially offered on 10/3/97 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

GOVERNMENT INCOME FUND

                                                 Average Annual
                                                  Total Return
                                           Without Sales       With Sales
Class A Shares                               CHARGE              CHARGE*
1-Year....................................    8.95%               5.69%
5-Year....................................    6.47%               5.83%
Since Inception 8/3/92....................    6.91%               6.40%

*        Reflects the maximum sales charge of 3.00%.

                                                   Average Annual
                                                    Total Return
Institutional Shares
1-Year....................................              8.83%
5-Year....................................              6.45%
Since Inception 8/3/92....................              6.89%


The quoted returns reflect the performance from 8/3/92 to 12/14/98 of the DG Government Income Fund, an open-end investment company that was the predecessor fund to the ISG Government Income Fund.

The Institutional Share class was initially offered on 12/14/98 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

LIMITED TERM INCOME FUND

                                                 Average Annual
                                                  Total Return
                                           Without Sales       With Sales
Class A Shares                               CHARGE              CHARGE*
1-Year....................................    6.48%               3.28%
5-Year....................................    5.48%               4.84%
10-Year...................................    6.94%               6.61%

*  Reflects the maximum sales charge of 3.00%.


                                                   Average Annual
                                                    Total Return
                                              WITHOUT CDSC     WITH CDSC**
Class B Shares
1-Year....................................       5.86%              2.86%
5-Year....................................       5.33%              5.17%
10-Year...................................       6.86%              6.86%

**   Reflects the applicable contingent deferred sales charge (maximum 4.00%).


The data for Class B Shares primarily presents the results of the Class A Shares. Actual Class B Shares average annual total return would have been lower.

                                                       Average Annual
                                                        Total Return

Institutional Shares
1-Year....................................                  6.86%
5-Year....................................                  5.54%
10-Year...................................                  6.97%


Performance for the Class B Shares, which commenced operations on 2/4/98, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return would have been lower.

The Institutional Share class was initially offered on 10/3/97 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

LIMITED TERM U.S. GOVERNMENT FUND

                                                 Average Annual
                                                  Total Return
                                           Without Sales       With Sales
Class A Shares                               CHARGE              CHARGE*
1-Year....................................    6.69%               3.52%
5-Year....................................    5.01%               4.37%
10-Year...................................    6.91%               6.59%

*  Reflects the maximum sales charge of 3.00%.


                                                   Average Annual
                                                    Total Return
                                              WITHOUT CDSC     WITH CDSC**
Class B Shares
1-Year....................................      5.93%            2.93%
5-Year....................................      4.86%            4.69%
10-Year...................................      6.84%            6.84%

**   Reflects the applicable contingent deferred sales charge (maximum 4.00%).


The data for Class B Shares primarily presents the results of the Class A Shares. Actual Class B Shares average annual total return would have been lower.

                                                           Average Annual
                                                            Total Return

Institutional Shares
1-Year....................................                     6.64%
5-Year....................................                     5.00%
10-Year...................................                     6.91%


Performance for the Class B Shares, which commenced operations on 3/3/98, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return would have been lower.

The Institutional Share class was initially offered on 12/14/98 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

TENNESSEE TAX-EXEMPT FUND

                                                 Average Annual
                                                  Total Return
                                           Without Sales       With Sales
Class A Shares                               CHARGE              CHARGE*
1-Year....................................     4.25%               1.18%
5-Year....................................     3.25%               2.63%
10-Year...................................     5.44%               5.11%

*   Reflects the maximum sales charge of 3.00%.


                                                   Average Annual
                                                    Total Return
                                              WITHOUT CDSC     WITH CDSC**
Class B Shares
1-Year....................................      3.91%            0.91%
5-Year....................................      3.19%            3.02%
10-Year...................................      5.41%            5.41%

**   Reflects the applicable contingent deferred sales charge (maximum 4.00%).


The data for Class B Shares primarily presents the results of the Class A Shares. Actual Class B Shares average annual total return would have been lower.

                                                     Average Annual
                                                      Total Return
Institutional Shares
1-Year....................................               4.52%
5-Year....................................               3.32%
10-Year...................................               5.47%


Performance for the Class B Shares, which commenced operations on 2/24/98, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return would have been lower.

The Institutional Share class was initially offered on 10/3/97 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

MUNICIPAL INCOME FUND

                                                 Average Annual
                                                  Total Return
                                           Without Sales       With Sales
Class A Shares                               CHARGE              CHARGE*
1-Year....................................     5.33%                2.14%
5-Year....................................     5.06%                4.43%
Since Inception 12/29/92..................     6.29%                5.75%

**Reflects the maximum sales charge of 3.00%.

                                                            Average Annual
                                                             Total Return
Institutional Shares
1-Year....................................                      5.34%
5-Year....................................                      5.06%
Since Inception 12/29/92..................                      6.29%


The quoted returns reflect the performance from 12/29/92 to 12/14/98 of the DG Municipal Income Fund, an open-end investment company that was the predecessor fund to the ISG Municipal Income Fund.

The Institutional Share class was initially offered on 12/14/98 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

LIMITED TERM TENNESSEE TAX-EXEMPT FUND

                                                 Average Annual
                                                  Total Return
                                           Without Sales       With Sales
Class A Shares                               CHARGE              CHARGE*
1-Year....................................   3.76%                0.68%
5-Year....................................   3.36%                2.74%
10-Year...................................   4.91%                4.58%

*   Reflects the maximum sales charge of 3.00%.

                                                   Average Annual
                                                    Total Return
                                              WITHOUT CDSC     WITH CDSC**
Class B Shares
1-Year....................................       2.76%            -0.23%
5-Year....................................       3.16%             2.98%
10-Year...................................       4.81%             4.81%

**   Reflects the applicable contingent deferred sales charge (maximum 4.00%).


The data for Class B Shares primarily presents the results of the Class A Shares. Actual Class B Shares average annual total return would have been lower.

Performance for the Class B Shares, which commenced operations on 2/3/98, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return would have been lower.

Past performance is not a prediction of future results. Each Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

          From time to time, advertising materials for a Fund may refer to or discuss current or past business, political, economic or financial conditions, such as U.S. monetary or fiscal policies and actual or proposed tax legislation. In addition, from time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement, average life expectancy and pension and social security benefits. Comparative performance information may be used from time to time in advertising or marketing each Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Bank Rate MonitorTM, IBC Money Fund Averages ReportTM, Bond Buyer's 20-Bond Index, Moody's Bond Survey Bond Index, Lehman Brothers Aggregate Bond Index and components thereof, S&P 500 Index, Russell 2000 Index, EAFE Index, the Dow Jones Industrial Average, CDA/Wiesenberger Investment Companies Service, Mutual Fund Values; Mutual Fund Forecaster, Mutual Fund Investing and other industry publications.

                        DIVIDENDS, DISTRIBUTION AND TAXES

          The Adviser believes that each operational Fund qualified as a "regulated investment company" under the Code for the fiscal year ended December 31, 1998. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. To qualify as a regulated investment company, the Fund must pay out to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and net short-term capital gain), and must meet certain asset diversification and other requirements. Qualification as a regulated investment company relieves the Fund from any liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. If a Fund did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

          Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated in the Prospectus. In addition, the Code provides that if a shareholder holds shares for six months or less and has received a capital gain dividend with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain dividend received.

          Depending upon the composition of a Fund's income, the entire amount or a portion of the dividends paid by the Fund from net investment income may qualify for the dividends received deduction allowable to qualifying U.S. corporate shareholders ("dividends received deduction"). In general, dividend income from a Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that such Fund's income consists of dividends paid by U.S. corporations. However, Section 246(c) of the Code generally provides that if a qualifying corporate shareholder has disposed of Fund shares held for less than 46 days, which 46 days generally must be during the 90-day period commencing 45 days before the shares become ex-dividend, and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for the dividends received deduction will not be eligible for such shareholder's dividends received deduction. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

          Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial futures and options, and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of the gain realized from the disposition of market discount bonds will be treated as ordinary income under
Section 1276 of the Code. A market discount bond is defined as any bond purchased by a Fund after April 30, 1993, and after its original issuance, at a price below its face or accredited value. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

          Under Section 1256 of the Code, any gain or loss realized by the Fund from certain financial futures and options transactions (other than those taxed under Section 988 of the Code) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

          Offsetting positions held by a Fund involving financial futures and options may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Sections 988 and 1256 of the Code. If the Fund was treated as entering into straddles by reason of its futures or options transactions, such straddles could be characterized as "mixed straddles" if the futures or options transactions comprising such straddles were governed by Section 1256. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be treated as short-term capital gain or ordinary income.

          The Taxpayer Relief Act of 1997 included constructive sale provisions that generally will apply if a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as or substantially identical to the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

          Investment by a Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing such Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued each year and to distribute such income in order to maintain its qualifica tion as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

          The International Equity Fund may qualify for and may make an election permitted under Section 853 of the Code so that shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid or incurred by the Fund to foreign countries (which taxes relate primarily to investment income). The International Equity Fund may make an election under Section 853 of the Code, provided more than 50% of the value of the Fund's total assets at the close of the taxable year consists of securities in foreign corporations, and the Fund satisfies the applicable distribution provisions of the Code. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

          If the International Equity Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code and gain realized with respect to PFIC securities that are marked-to-market will be treated as ordinary income under Section 1296 of the Code.


                             PORTFOLIO TRANSACTIONS

          GENERAL. Transactions are allocated to various dealers by the Funds' investment personnel in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected to act on an agency basis for research, statistical or other services to enable the Adviser to supplement its own research and analysis with the views and information of other securities firms. The allocation of brokerage transactions also may take into account a broker's sales of Fund shares. No brokerage commissions have been paid to date, except as noted below.

          To the extent research services are furnished by brokers through which a Fund effects securities transactions, the Adviser may use such information in advising other funds or accounts it advises and, conversely, to the extent research services are furnished to the Adviser by brokers in connection with other funds or accounts the Adviser advises, the Adviser also may use such information in advising the Funds. Although it is not possible to place a dollar value on these services, if they are provided, it is the opinion of the Adviser that the receipt and study of any such services should not reduce the overall expenses of its research department.

          The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. The Fund may pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the Adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided.

          When transactions are executed in the over-the-counter market, the Adviser will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

          The Company's Board of Directors has determined, in accordance with
Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, that any portfolio transaction for the Fund may be executed by certain brokers that are affiliates of the Adviser when such broker's charge for the transaction does not exceed the usual and customary level.

          LARGE-CAP EQUITY, SMALL-CAP OPPORTUNITY, MID-CAP, INTERNATIONAL EQUITY, CAPITAL GROWTH AND EQUITY INCOME FUNDS. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more clients the Adviser might advise being engaged simultaneously in the purchase or sale of the same security. Portfolio turnover may vary from year to year, as well as within a year. It is anticipated that in any fiscal year, the turnover rate for each of these Funds generally should be less than 100%. Higher turnover rates are likely to result in comparatively greater brokerage expenses.

          For the fiscal years and/or periods ended December 31, 1996, 1997 and 1998, the amounts paid by the indicated Funds for brokerage commissions, gross spreads and concessions on principal transactions, none of which was paid to the Distributor, were as follows:


NAME OF FUND                  1996                1997              1998
------------                  ----                ----              ----

Large-Cap Equity              $75,624(1)          $74,672(2)        $76,036(3)
Capital Growth                $88,860(4)          $360,208          $494,130
Small-Cap Opportunity         $315,139(1)         $498,832(2)       $318,620(3)
Equity Income                 N/A                 $16,678(5)        $314,269
International Equity          N/A                 $67,394(2)        $68,007(3)


------------------
(1)  For the period March 1, 1996 through February 28, 1997.
(2)  For the period March 1, 1997 through February 28, 1998.
(3)  For the period March 1, 1998 through December 31, 1998.
(4) For the period April 1, 1996 (commencement of operations) through December 31, 1996.
(5) For the period February 27, 1997 (commencement of operations) through December 31, 1997.

          The aggregate amount of transactions during the last fiscal year in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions for the indicated Funds were as follows:

                                                               COMMISSIONS/
NAME OF FUND                       TRANSACTION AMOUNTS         CONCESSIONS
------------                       -------------------         -------------
Large-Cap Equity                   $0                          $0
Capital Growth                     $0                          $0
Small-Cap Opportunity              $0                          $0
Equity Income                      $0                          $0
International Equity               $0                          $0


          During the fiscal years and/or periods ended December 31, 1996, 1997 and 1998, the amounts paid to the Adviser or its affiliates by the indicated Fund for brokerage Commissions and the percentage such amounts represent of the aggregate brokerage commissions paid by the Fund and of the aggregate dollar amount of transactions for which the Fund paid brokerage commissions were as follows:

                                                                 % OF AGGREGATE BROKERAGE           % OF AGGREGATE DOLLAR
NAME OF FUND             BROKERAGE COMMISSIONS                   COMMISSIONS                        AMOUNT OF TRANSACTIONS
------------             ---------------------                   ------------------------           ---------------------------
                         1996(1)      1997        1998           1996(1)      1997       1998         1996(1)      1997       1998
                         -------      ----        ----           -------      ----       ----         -------      ----       ----

Capital Growth           $0           $0          $34,567        0%           0%         6.99%        0%           0%         0.10%
Equity Income            $0           $0          $17,821        0%           0%         5.67%        0%           0%         0.12%


------------------------
(1)  For the period from April 1, 1996 (commencement of operations) through
     December 31, 1996.


          INCOME, LIMITED TERM INCOME, MUNICIPAL INCOME, TENNESSEE TAX-EXEMPT, LIMITED TERM TENNESSEE TAX-EXEMPT, GOVERNMENT INCOME, LIMITED TERM U.S. GOVERNMENT, PRIME MONEY MARKET, GOVERNMENT MONEY MARKET, TREASURY MONEY MARKET AND TAX-EXEMPT MONEY MARKET FUNDS. Purchases and sales of Fund securities usually are principal transactions. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or market maker. Usually no brokerage commissions are paid by the Fund for such purchases and sales. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of securities from market makers may include the spread between the bid and asked price.


                   INFORMATION ABOUT THE COMPANY AND THE FUNDS

          The Fund is authorized to issue 28 billion 500 million shares of Common Stock (with 1 billion 250 million shares allocated to the Prime Money Market Fund and 750 million shares allocated to each other Fund), par value $.001 per share. Each Fund's shares are classified into Class A Shares (250 million, 500 million in the case of each Money Market Fund), Class B Shares (250 million, except for Treasury Money Market Fund which does not offer Class B Shares) and Institutional Shares (250 million, 500 million in the case of each Money Market Fund). Each share has one vote and shareholders will vote in the aggregate and not by Class except as otherwise required by law. Each Fund share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable.

          Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Directors or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Director from office. Shareholders may remove a Director by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.

          The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. From time to time, other portfolios may be established and sold pursuant to other offering documents.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter.

          Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, the Rule exempts the election of directors from the separate voting requirements of the Rule.

          To date, 28 portfolios have been authorized. All consideration received by the Company for shares of one of the portfolios, and all assets in which such consideration is invested, belong to that portfolio (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and expenses of, one portfolio are treated separately from those of the other portfolios.

          Each Fund will send annual and semi-annual financial statements to all its shareholders.

          As of January 31, 1999, the following shareholders owned of record 5% or more of the outstanding shares of the indicated Fund and Class:

                                                  PERCENT OF TOTAL SHARES
NAME AND ADDRESS                                  OF CLASS OUTSTANDING
----------------                                  -----------------------

ISG CAPITAL GROWTH FUND:

JC Bradford Company                               8.35% (Class A Shares)
F/B/O Robert Jernigan
330 Commerce Street
Nashville, TN  37201-1899

FTC & Company                                     5.58% (Class A Shares)
Attn: Datalynx No. 106
P.O. Box 173736
Denver, CO  80217-3736

First American National Bank                      56.32% (Class A Shares)
Attn: ISG Investment Management                   96.80% (Institutional Shares)
  and Trust
800 First American Center
Nashville, TN 37237

ISG EQUITY INCOME FUND:

First American National Bank                      62.45% (Class A Shares)
Attn: ISG Investment Management                   97.10% (Institutional Shares)
  and Trust
800 First American Center
Nashville, TN 37237

ISG LARGE-CAP EQUITY FUND:

First American National Bank                      85.59% (Institutional Shares)
Attn: ISG Investment Management
  and Trust
800 First American Center
Nashville, TN  37237

NFSC FEBO FAN-156833                              10.55% (Class B Shares)
Charles T. Duke
206 Bonnabrook Drive
Hermitage, TN  37076

NFSC FEBO FAN-158690                               7.21% (Class B Shares)
Patricia A. Estes
104 Bill Stewart Blvd.
Lavergne, TN 37086

NFSC FEBO FAN-159417                               7.06% (Class B Shares)
Albert Don Taylor
7492 Nolensville Road
Nolensville, TN  37135

ISG SMALL-CAP OPPORTUNITY FUND:

First American National Bank                       90.76% (Institutional Shares)
Attn: ISG Investment Management
  and Trust
800 First American Center
Nashville, TN  37237

NFSC FEBO FAE-004251                               12.47% (Class B Shares)
First American National Bank,
  Custodian
738 Tobylynn Drive
Nashville, TN  37211

NFSC FEBO FAN-110625                               28.26% (Class B Shares)
Rhonda K. Sheppard, Custodian
532 Emily Drive
Smyrna, TN 37167

NFSC FEBO FAN-110833                               26.31% (Class B Shares)
Rhonda K. Sheppard, Custodian
532 Emily Drive
Smyrna, TN 37167

NFSC FEBO FAN-110833                               32.94% (Class B Shares)
Janis G. Lopez
2723 Albany Court
Murfreesboro, TN  37219

Sanwa Bank of California                           15.76% (Class A Shares)
Wilshire Associates, Inc.
444 Market Street, 23rd Floor
San Francisco, CA 94111-5325

JC Bradford Company                                12.96% (Class A. Shares)
RCIP Limited Partners 1
330 Commerce Street
Nashville, TN 37201-1899

ISG INCOME FUND:

First American National Bank                       83.52% (Class A Shares)
Attn: ISG Investment Management                    99.83% (Institutional Shares)
  and Trust
800 First American Center
Nashville, TN  37237

NFSC FEBO FAN-107280                               6.26% (Class B Shares)
Mary M. McGavock
115 Woodmont Blvd. Apt. 22O
Nashville, TN  37205

NFSC FEBO FAE-033243                               10.40% (Class B Shares)
First American National Bank
6437 Thunderbird Drive
Nashville, TN  37208

NFSC FEBO FAN-109630                               5.96% (Class B Shares)
Mildred V. Morgan
1449 Fosterville Loop
Bell Buckle, TN  37020

ISG LIMITED TERM U.S. GOVERNMENT FUND:

First American National Bank                       93.68% (Institutional Shares)
Attn: ISG Investment Management
  and Trust
800 First American Center
Nashville, TN  37237

Martha D. Waller                                   5.50% (Class A Shares)
Martha Sue Waller
2615 Poplar Springs Drive
Meridian, MS 38305-4614

Anderson Support and Equipment                     7.85% (Class A Shares)
Foundation Inc.
1400 20th Avenue
Meridian, MS 38301-4103

National Financial Services Corp.                  10.86% (Class B Shares)
Rasberry Comm. Properties, L.P.
800 Spring Street S
Bethany, LA  71007-9532

NFSC FEBO FAN-107280                               17.66% (Class B Shares)
Mary M. McGarock
115 Woodmont Blvd. Apt. 22O
Nashville, TN  37205

NFSC FEBO FAD-029864                               6.03% (Class B Shares)
Ruby Page Morton
521 Fairfax Avenue
Nashville, TN 37212

NFSC FEBO FAN-092312                               7.23% (Class B Shares)
Lois B. Hoge
20 Ridge Road
Westminster, MD 21157

NFSC FEBO FAN-103012                               13.28% (Class B Shares)
Mary L. Binkley
309 Chesterfield Circle
Madison, TN 37115

NFSC FEBO FAN-137383                               10.79% (Class B Shares)
Beatrice P. Rushing
430 Forrest Avenue
Jackson, TN 38301

NFSC FEBO FAP-068025                               11.57% (Class B Shares)
First American National Bank,
  Custodian
306 Dye Road
Bell Buckle, TN 37020

NFSC FEBO FAN-155306                               10.13% (Class B Shares)
Woodrow W. Billips
3701 Woodlawn Drive
Nashville, TN 37215

ISG LIMITED TERM TENNESSEE TAX-EXEMPT
  FUND:

First American National Bank                       99.40% (Class A Shares)
ATTN: ISG Investment Management &
  Trust
800 First American Center
Nashville, TN  37237

NFSC FEBO FAN-000078                               8.95% (Class B Shares)
Rose S. Kennon
1603 Tyne Blvd.
Nashville, TN 37216

NFSC FEBO FAD-024937                               8.38% (Class B Shares)
Mary Ann Pangle
3916 Caylor Drive
Nashville, TN 37215

NFSC FEBO FAD-027499                               6.87% (Class B Shares)
Thomas I. Sutton
4616 Tara Drive
Nashville, TN 37215

NFSC FEBO FAN-059580                               7.70% (Class B Shares)
Floyd W. Rhew
5009 D. Camelot Drive
Columbia, TN  38401

NFSC FEBO FAN-090565                               13.96% (Class B Shares)
Mary Dye
1913 Truett Street
Nashville, TN 37206

NFSC FEBO FAN-109183                               6.99% (Class B Shares)
Louese H. Peace
7919 Lakeview Heights
Baxter, TN 39544

NFSC FEBO FAN-142115                               13.49% (Class B Shares)
Yvonne P. Benson
4409 Belmont Terrace #246
Nashville, TN 37215

ISG TENNESSEE TAX-EXEMPT FUND:

First American National Bank                       16.78% (Class A Shares)
Attn: ISG Investment Management
  & Trust
800 First American Center
Nashville, TN 37237

CoreLink Financial Inc.                            12.07% (Class A Shares)
PO Box 4054
Concord, CA 94520

JC Bradford Company                                13.24% (Class A Shares)
BTC SUC TUA Jeanne A
330 Commerce Street
Nashville, TN 37201-1899

NFSC FEBO FAN-060623                               7.66% (Class A Shares)
James E. Richards, III
10 Castlewood Court
Nashville, TN 37215

NFSC FEBO FAN-071587                               8.63% (Class A Shares)
Janet Myers Trent
1400 Kenesaw Avenue, Apt. 12R
Knoxville, TN 37918

NFSC FEBO FAN-080438                               6.79% (Class A Shares)
Alan F. Cooper
3305 Honeywood Drive
Johnson City, TN 37604

NFSC FEBO FAN-048933                               7.29% (Class B Shares)
Vivian M. Jones
5400 Park Avenue Unit - 306
Memphis, TN 34119

NFSC FEBO FAN-128732                               5.36% (Class B Shares)
Emil Fay Penley
1920 Bowster Drive, Apt C-8
Kingport, TN 37660

NFSC FEBO FAN-068340                               9.13% (Class B Shares)
Frances T. Harris
8045 Sunrise Circle
Franklin, TN 37067

NFSC FEBO FAN-267880                               10.76% (Class B Shares)
Bobby L. Jones
9 Abbeywood Court
Nashville, TN 37215

NFSC FEBO FAN-230626                               10.02% (Class B Shares)
Emmet R. Ray Sr.
Mary F. Ray
802 Davis Drive
Brentwood, TN 37027

NFSC FEBO FAN-162552                               7.19% (Class B Shares)
Brenda K. Brasher
8244 Spring Ridge Drive
Nashville, TN 37221

ISG LIMITED TERM INCOME FUND:

CoreLink Financial Inc.                            24.60% (Class A Shares)
P.O. Box 4054
Concord, CA 94520

FTC & Company                                      35.09% (Class A Shares)
P.O. Box 173736
Denver, CO 80217-3736

First American National Bank                       38.28% (Institutional Shares)
Attn: ISG Investment Management
  and Trust
800 First American Center
Nashville, TN 37237

NFSC FEBO FAN-107280                               12.51% (Class B Shares)
Mary M. McGavook
115 Woodmont Blvd. Apt. 220
Nashville, TN 37206

NFSC FEBO FAN-092312                               5.06% (Class B Shares)
Lois B. Hoge
20 Ridge Road
Westminster, MD 21157

NFSC FEBO FAN-109630                               13.25% (Class B Shares)
Mildred V. Morgan
1448 Footerville Loop
Bell Buckle, TN 37020

NFSC FEBO FAN-121002                               5.09% (Class B Shares)
Faye Ellen Dunlap
4612 Singleton Station Road
Louisville, TN 37777

NFSC FEBO FAN-129216                               8.46% (Class B Shares)
Margaret H. Leeper
137 Piney Flats Road
Piney Flats, TN 37686

NFSC FEBO FAP-062073                               9.84% (Class B Shares)
First American National Bank,
  Custodian
202 Windsor Terr. Road
Nashville, TN 37221

NFSC FEBO FAP-074845                               10.29% (Class B Shares)
First American National Bank,
  Custodian
347 Dafoe Circle
Maryville, TN 37804

NFSC FEBO FAP-058025                                8.16% (Class B Shares)
First American National Bank,
  Custodian
306 Dye Road
Bell Buckle, TN 37020

First American National Bank                       99.84% (Institutional Shares)
First American Center
300 Union Street
Nashville, TN 37237

ISG PRIME MONEY MARKET FUND:

First American National Bank                       12.99% (Class A Shares)
Attn: ISG Investment                               99.44% (Institutional Shares)
  Management and Trust
800 First American Center
Nashville, TN 37237

National Financial Services Corp.                  86.54% (Class A Shares)
Exclusively for the Benefit of our
  Customers
200 Liberty Street
New York, NY 10281

NFSC FEBO FAD-034177                               11.72% (Class B Shares)
Sanh Huzl Huynh
4917 Franklin Road
Nashville, TN 37220

NFSC FEBO FAN-064009121002                         22.50% (Class B Shares)
William E. Brazell
127 W End
Dickson, TN 37055

NFSC FEBO FAN-104426                               23.23% (Class B Shares)
Norma I. Haden
272 Sailboat Drive
Nashville, TN  37217

NFSC FEBO FAP-065617                               10.08% (Class B Shares)
First American National Bank,
  Custodian
272 Sailboat Drive
Nashville, TN  37217

NFSC FEBO FAN-102121                               11.50% (Class B Shares)
First American National Bank,
   Custodian
610 Henslee Drive
Dickson, TN  37055

NFSC FEBO FAN-156019                               10.50% (Class B Shares)
Glynda B. Pendergrass
204 Village Circle West
Dickson, TN  37055

NFSC FEBO FAD-044407                               10.47% (Class B Shares)
Scott A. Moore
753 Radiance Drive
Cordova, TN  38018

ISG TREASURY MONEY MARKET FUND:

First American National Bank                       24.35% (Class A Shares)
Attn: ISG Investment                               97.75% (Institutional
        Management and Trust                         Shares)
800 First American Center
Nashville, TN 37237

Hare & Co.                                         66.01% (Class A Shares)
c/o The Bank of New York
Attn:  Stif/Master Note
One Wall Street
New York, NY  10286

National Financial Services Corp.                  6.72% (Class A Shares)
Exclusively for the Benefit
of our Customers
200 Liberty Street
New York, NY  10281

ISG GOVERNMENT INCOME FUND:

National Financial Services Corp.                  5.14% (Class A Shares)
Highland Plantation
Attn:  James D. Bell
1248 Highland Plantation Road
Greenville, MS 36701-9252

NFSC FEBO OIC 800962                              11.33% (Class A Shares)
Hodding Carter Memorial YMCA
1688 Fairground Road
Greenville, MS  38703-7805

NFSC FEBO BH2 379948                              5.39% (Class A Shares)
William F. Ford
SH 2069
Shreveport, LA  71101-3666

NFSC FEBO BH2 190349                              16.49% (Class A Shares)
Johnny B. Mitchell
Mary Sue Mitchell
904 Meadowbrook Drive
West Monroe, LA  71291-5035

NFSC FEBO BH2 001392                              10.11% (Class A Shares)
Marie Gober
2326 Bienville Drive
Monroe, LA  71201-2945

NFSC FEBO FAD-045543                              99.96% (Class B Shares)
James R. Wesson
612 Spring House Court
Brentwood, TN  37027

First American National Bank                      88.40% (Institutional Shares)
Attn:  ISG Investment Management &
Trust
800 First American Center
Nashville, TN  37237

ISG MUNICIPAL INCOME FUND:

Pullen Estate LP                                  5.82% (Class A Shares)
PO Box 5372
Jackson, MS  39296-5372

NFSC FEBO OIC 375128                              10.59% (Class A Shares)
Blanche R. Young
334 Williamsburg Road
Columbia, MS  36701-1948

NFSC FEBO OIC 528730                              5.60% (Class A Shares)
Harvey C. Sanders
Alda Sanders
PO Box 4387
Jackson, MS  39296-4387

NFSC FEBO OIC 215384                              5.19% (Class A Shares)
James A. O'Neill, Jr.
Marie D. O'Neill
2302 St. Charles Avenue, 3A
New Orleans, LA  70130-5849

NFSC FEBO OIC 560251                              36.13% (Class A Shares)
Cheryl Jean Jones
Max & Martha Jordan Family Trust
1175 Jordan Lane
Raymond, MS  39154-8725

BISYS Fund Services, L.P.                         100.00% (Class B Shares)
3435 Stelzer Road
Columbus, Ohio  43219-8001

First American National Bank                      99.39% (Institutional Shares)
Attn:  ISG Investment Management &
     Trust
800 First American Center
Nashville, TN  37237

ISG INTERNATIONAL EQUITY FUND:

Houvis & Co.                                      59.61% (Class A Shares)
First American National Bank
RPO Legwell & Sons, Enterprises
300 Union Street, NA  0052
Nashville, TN  37237-0001

NFSC FEBO OIC 054372                              7.00% (Class A Shares)
John R. Nunnery
PO Box 1325
Meridian, MS  39302-1325

NFSC FEBO BH2 128899                              7.27% (Class A Shares)
David H. Nordyke
6113 River Road
Shreveport, LA  71105-4833

NFSC FEBO OIC 176060215384                        13.85% (Class A Shares)
Mark A. Barger
Lacy N. Langford
PO Box 296
Greenwood, MS  38936-0295

BISYS Fund Services, L.P.                         100.00% (Class B Shares)
3435 Stelzer Road
Columbia, Ohio  43219-8001

First American National Bank                      90.13% (Institutional Shares)
Attn:  ISG Investment Management &
               Trust
800 First American Center
Nashville, TN  37237

ISG AGGRESSIVE GROWTH PORTFOLIO:

Lorrie D. Madden                                  99.01% (Class A Shares)
James B. Madden
1054 Huntsman CR
Franklin, TN  37064

BISYS Fund Services, L.P.                         100.00% (Institutional
3435 Stelzer Road                                   Shares)
Columbus, Ohio  43219-8001

ISG GROWTH PORTFOLIO:

BISYS Fund Services, L.P.                        100.00% (Institutional
3435 Stelzer Road                                 Shares)
Columbus, Ohio  43219-8001

ISG GROWTH & INCOME PORTFOLIO:

BISYS Fund Services, L.P.                        100.00% (Class A Shares)
3435 Stelzer Road
Columbus, Ohio  43219-8001

BISYS Fund Services, L.P.                        100.00% (Institutional
3435 Stelzer Road                                  Shares)
Columbus, Ohio  43219-8001

ISG MODERATE GROWTH & INCOME
PORTFOLIO:

BISYS Fund Services, L.P.                        100.00% (Class A Shares)
3435 Stelzer Road
Columbus, Ohio  43219-8001

BISYS Fund Services, L.P.                        100.00% (Institutional
3435 Stelzer Road                                  Shares)
Columbus, Ohio  43219-8001

ISG CURRENT INCOME PORTFOLIO:

BISYS Fund Services, L.P.                        100.00% (Class A Shares)
3435 Stelzer Road
Columbus, Ohio  43219-8001

BISYS Fund Services, L.P.                        100.00% (Institutional
3435 Stelzer Road                                  Shares)
Columbus, Ohio  43219-8001


          A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

                        COUNSEL AND INDEPENDENT AUDITORS

          Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of Common Stock being sold pursuant to the Prospectus.

          KPMG LLP, Two Nationwide Plaza, Columbus, Ohio 43215, independent auditors, have been selected as each Fund's auditors.


                              FINANCIAL STATEMENTS

          The Funds' Annual Report to Shareholders for the fiscal year ended December 31, 1998 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference into this Statement of Additional Information.

                                    APPENDIX

                  Description of certain ratings assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc.
("Moody's"), Fitch IBCA, Inc. ("Fitch"), Duff & Phelps Credit
Rating Co. ("Duff") and Thomson BankWatch, Inc.("BankWatch"):

S&P

BOND RATINGS

                                       AAA

          Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

          Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                        A

          Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                       BBB

          Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                       BB

          Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

          S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

COMMERCIAL PAPER RATING

          The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

BOND RATINGS

                                       Aaa

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

          Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

          Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

COMMERCIAL PAPER RATING

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers (or relating supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

BOND RATINGS

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                       AAA

          Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

          Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                        A

          Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

          Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                       BB

          Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

          Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

SHORT-TERM RATINGS

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

          EXCEPTIONALLY STRONG CREDIT QUALITY. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       F-1

          VERY STRONG CREDIT QUALITY. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-2

          GOOD CREDIT QUALITY. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Duff

BOND RATINGS

                                       AAA

          Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                       AA

          Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                        A

          Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                       BBB

          Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

                                       BB

          Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

          Plus (+) and minus (-) signs are used with a rating symbol (except
AAA) to indicate the relative position of a credit within the rating category.

COMMERCIAL PAPER RATING

          The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

BankWatch

COMMERCIAL PAPER AND SHORT-TERM OBLIGATIONS RATINGS

          The rating TBW-1 is the highest short-term obligation rating assigned by BankWatch. Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment. Obligations rated TBW-2 are supported by a strong capacity for timely repayment, although the degree of safety is not as high as for issues rated TBW-1.

INTERNATIONAL AND U.S. BANK RATINGS

          In addition to its ratings of short-term obligations, BankWatch assigns a rating to each issuer it rates, in gradations of A through E. BankWatch examines all segments of the organization, including, where applicable, the holding company, member banks or associations, and other subsidiaries. In those instances where financial disclosure is incomplete or untimely, a qualified rating (QR) is assigned to the institution. BankWatch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which the bank is domiciled.

                           CORRESPONDENT CASH RESERVES


                                                                 PROSPECTUS


                                        MAY 1, 1999



                             MONEY MARKET PORTFOLIO

                         TAX FREE MONEY MARKET PORTFOLIO



               MANAGED BY MITCHELL HUTCHINS ASSET MANAGEMENT INC.




Questions?
Call 1-800-442-3809
or your Investment Representative.



                                            AS WITH ALL MUTUAL FUNDS, THE
                                            SECURITIES AND EXCHANGE COMMISSION
                                            HAS NOT APPROVED OR DISAPPROVED
                                            THESE PORTFOLIO SHARES OR DETERMINED
                                            WHETHER THIS PROSPECTUS IS TRUTHFUL
                                            OR COMPLETE. ANYONE WHO TELLS YOU
                                            OTHERWISE IS COMMITTING A CRIME.

                                TABLE OF CONTENTS



CAREFULLY REVIEW THIS                DESCRIPTION OF THE PORTFOLIOS - OBJECTIVE,
IMPORTANT SECTION TO LEARN           RISK/RETURN AND EXPENSES
ABOUT EACH PORTFOLIO'S GOAL,
MAIN INVESTMENT STRATEGIES AND          1   OVERVIEW
RISKS, PAST PERFORMANCE, AND
FEES.                                 2-4   MONEY MARKET PORTFOLIO

                                      5-7   TAX FREE MONEY MARKET PORTFOLIO
_______________________________________________________________________________

REVIEW THIS SECTION FOR             ADDITIONAL INVESTMENT STRATEGIES AND RISKS
ADDITIONAL INFORMATION ON
INVESTMENT STRATEGIES AND               8   GENERAL
RISKS.
                                      8-9   MONEY MARKET PORTFOLIO

                                     9-10   TAX FREE MONEY MARKET PORTFOLIO

                                       10   GENERAL RISKS APPLICABLE TO EACH
                                            PORTFOLIO

_______________________________________________________________________________

REVIEW THIS SECTION FOR             PORTFOLIO MANAGEMENT
DETAILS ON THE ORGANIZATIONS
THAT OVERSEE THE PORTFOLIOS.           11   INVESTMENT ADVISER

                                       11   ADMINISTRATOR AND DISTRIBUTOR
_______________________________________________________________________________

REVIEW THIS SECTION FOR            SHAREHOLDER INFORMATION
DETAILS ON HOW SHARES ARE
VALUED, HOW TO PURCHASE AND            12   PRICING OF PORTFOLIO SHARES
SELL SHARES, RELATED CHARGES
AND PAYMENTS OF DIVIDENDS AND          12   PURCHASING AND ADDING TO YOUR
DISTRIBUTIONS.                              SHARES

                                       14   SELLING YOUR SHARES

                                       15   DISTRIBUTION AND SERVICE (12B-1)
                                            FEES

                                       15   SPECIAL MANAGEMENT SERVICES FEES

                                       16   DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________________________

REVIEW THIS SECTION FOR RECENT     FINANCIAL HIGHLIGHTS
FINANCIAL INFORMATION.
                                          17    MONEY MARKET PORTFOLIO

                                          18    TAX FREE MONEY MARKET PORTFOLIO
_______________________________________________________________________________

                                   BACK COVER

WHERE TO LEARN MORE
ABOUT THE PORTFOLIOS.

DESCRIPTION OF THE PORTFOLIOS - OBJECTIVE, RISK/RETURN AND EXPENSES


OVERVIEW

Each Portfolio is a money market mutual fund. As a money market fund, each Portfolio is subject to maturity, quality and diversification requirements designed to help it maintain a stable price of $1.00 per share.

You should be aware that:

          o An investment in the Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          o Although each Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Portfolio.

          o    There is no guarantee that each Portfolio will achieve its goals.

MORE INFORMATION ON EACH PORTFOLIO CAN BE FOUND IN THE PORTFOLIOS' CURRENT ANNUAL/SEMI-ANNUAL REPORT (SEE BACK COVER).

WHO MAY WANT TO INVEST?

               Consider investing in a Portfolio if you are:

               o    seeking preservation of capital
               o    investing short-term reserves

               o willing to accept lower potential returns in exchange for a higher degree of safety

               The  Portfolios may not be appropriate if you are:

               o    seeking high total returns
               o    pursuing a long-term goal or investing for retirement

In addition, the Tax Free Portfolio may not be appropriate if you are investing through a tax exempt retirement plan because such plans do not benefit from tax exempt income.

CORRESPONDENT CASH RESERVES MONEY MARKET PORTFOLIO
     TICKER SYMBOL:  ICCXX

INVESTMENT OBJECTIVE          The Portfolio seeks to provide investors with as
                              high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT          The Portfolio invests in a diversified portfolio
STRATEGIES                    of high-quality, short-term U.S. dollar-
                              denominated debt securities, including the following:

                              o obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities

                              o  certificates of deposit, time deposits,
                                 bankers' acceptances and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches

                              o domestic and foreign commercial paper and other short-term corporate debt obligations, including those with floating or variable rates of interest

                              o obligations issued or guaranteed by one or more foreign governments or their agencies or instrumentalities, including obligations of supranational entities

                              o  asset-backed securities

                              o repurchase agreements collateralized by the types of securities listed above

                              The Portfolio buys and sells securities based on considerations of safety of principal and liquidity, which means that the Portfolio may not necessarily invest in securities paying the highest available yield at a particular time. The Portfolio may attempt to increase its yield by trading to take advantage of short-term market variations. The Adviser evaluates Portfolio investments based on credit analysis and the interest rate outlook. The Portfolio normally will invest at least 25% of its total assets in domestic and/or foreign bank obligations.

Portfolio are:                The principal risks of investing in the

                              o INTEREST RATE RISK This is the risk that changes in interest rates will affect the yield or value of the Portfolio's investments in debt securities.

                              o CREDIT RISK This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. Credit risk includes the possibility that any of the Portfolio's investments will have its credit rating downgraded or will default.

MONEY MARKET PORTFOLIO

   PERFORMANCE BAR
   CHART AND TABLE



The bar chart and               YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
table on this page
provide some
indication of the               3.11%  2.48%  3.45%  5.24%  4.72%  4.77%  4.75%
risks of investing              -----------------------------------------------
in the Money Market             1992    '93    '94    '95    '96    '97    '98
Portfolio by showing
how the Portfolio               -----------------------------------------------
has performed and               Best quarter:          Q2      1995     +1.30%
how its performance             Worst quarter:         Q2      1993     +0.59%
has varied from                 -----------------------------------------------
year-to-year. Both
the bar chart and
table assume
reinvestment of
dividends and
distributions. Of
course, past
performance does not
indicate how the
Portfolio will
perform in the
future.



      AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)

                           Past Year        Past 5 Years     Since Inception
                                                             (May 20, 1991)
----------------------------------------------------------------------------

MONEY MARKET PORTFOLIO     4.75%            4.59%            4.16%
----------------------------------------------------------------------------


As of December 31, 1998, the 7-day yield was 4.35%. Without fee waivers and expense reimbursements, the Portfolio's yield would have been 4.24% for this time period. For current yield information on the Portfolio, call
1-800-442-3809.

MONEY MARKET PORTFOLIO

FEES AND EXPENSES


If you purchase and       Annual Portfolio Operating Expenses
hold shares of the        (expenses that are deducted from Portfolio assets)
Money Market
Portfolio, you will
pay certain fees and
expenses, which are       Management Fee                                 0.10%
described in the
tables. Annual           Distribution/Service (12b-1) Fee                0.60%
Portfolio operating
expenses are paid        Other Expenses (including administration,       0.34%
out of Portfolio           special management services and custody
assets, and are            fees)
reflected in the
Portfolio's yield.       Total Annual Portfolio Operating Expenses*      1.04%



--------------

* A portion of the fees and expenses noted above were waived or reimbursed during the last fiscal year, which reduced Total Annual Portfolio Operating Expenses to 0.93%. This fee waiver and expense reimbursement arrangement is voluntary and may be terminated at any time.

EXPENSE EXAMPLE

Use the example below to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     o $10,000 investment
     o 5% annual return
     o no changes in the Portfolio's operating expenses
     o reinvestment of all dividends and distributions

Because the Portfolio's actual return and operating expenses will be different, this example is for comparison only.



                                1              3             5            10
MONEY MARKET PORTFOLIO         Year          Years         Years        Years
                               $106          $331          $574         $1,271

CORRESPONDENT CASH RESERVES TAX FREE MONEY MARKET PORTFOLIO
     TICKER SYMBOL:  CTFXX

INVESTMENT OBJECTIVE          The Portfolio seeks to provide investors with as
                              high a level of current income exempt from Federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT          The Portfolio normally invests substantially all
STRATEGIES                    of its assets in high-quality, short-term
                              municipal obligations, the interest from which is exempt from Federal income tax. Municipal obligations are debt obligations issued by states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, and certain other entities. The
                              Portfolio invests in municipal obligations based on considerations of safety of principal and liquidity, which means that the Portfolio may not necessarily invest in municipal obligations paying the highest available yield at a particular time.
                              The Portfolio may attempt to increase its yield by trading to take advantage of short-term market variations. The Adviser evaluates municipal obligations based on credit quality and interest rate sensitivity, and seeks to diversify the Portfolio's investments across several different states, sectors and issuers.

                              Although the Portfolio's goal is to generate income exempt from Federal income tax, interest from some of its holdings may be subject to the alternative minimum tax. In addition, when the Adviser believes that acceptable municipal obligations are unavailable for investment, the Portfolio may invest temporarily in high-quality, taxable money market instruments. During such period, the Portfolio may not achieve its investment objective.

PRINCIPAL INVESTMENT          The principal risks of investing in the
RISKS                         Portfolio are:

                              o INTEREST RATE RISK This is the risk that changes in interest rates will affect the yield or value of the Portfolio's investments in municipal obligations.

                              o CREDIT RISK This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. Credit risk includes the possibility that any of the Portfolio's investments will have its credit rating downgraded or will default.

TAX FREE MONEY MARKET PORTFOLIO

   PERFORMANCE BAR                 YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
   CHART AND TABLE

The bar chart and
table on this page
provide some                       2.90%     2.83%
indication of the                  ---------------
risks of investing                 '97       '98
in the Tax Free
Money Market
Portfolio by showing               --------------------------------------------
how the Portfolio                  Best  quarter:       Q2      1998     +0.75%
has performed and                  Worst quarter:       Q4      1998     +0.66%
how its performance                --------------------------------------------
has varied from
year-to-year. Both
the bar chart and
table assume
reinvestment of
dividends and
distributions. Of
course, past
performance does not
indicate how the
Portfolio will
perform in the
future.



     AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)

                                Past Year        Since Inception
                                                 (October 7, 1996)
-------------------------------------------------------------------
TAX FREE
MONEY MARKET PORTFOLIO          2.83%            2.86%
-------------------------------------------------------------------


As of December 31, 1998, the 7-day yield and the 7-day tax equivalent yield (based on a 39.67% federal income tax rate) were 2.81% and 4.65%, respectively. Without fee waivers and expense reimbursements, the Portfolio's yield and tax equivalent yield would have been 2.50% and 4.14%, respectively, for this time period. For current yield information on the Portfolio, call 1-800-442-3809.

TAX FREE MONEY MARKET PORTFOLIO

FEES AND EXPENSES


If you purchase and           Annual Portfolio Operating Expenses
hold shares of the            (expenses that are deducted from Portfolio assets)
Tax Free Money
Market Portfolio,
you will pay certain
fees and expenses,            Management Fee                              0.10%
which are described
in the tables.                Distribution/Service (12b-1) Fee            0.60%
Annual Portfolio
operating expenses            Other Expenses (including
are paid out of                 administration, special management
Portfolio assets,               services and custody fees)                0.32%
and are reflected in
the Portfolio's               Total Annual Portfolio Operating Expenses*  1.02%
yield.



--------------

* A portion of the fees and expenses noted above were waived or reimbursed during the last fiscal year, which reduced Total Annual Portfolio Operating Expenses to 0.71%. This fee waiver and expense reimbursement arrangement is voluntary and may be terminated at any time.

EXPENSE EXAMPLE

Use the example below to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     o $10,000 investment
     o 5% annual return
     o no changes in the Portfolio's operating expenses
     o reinvestment of all dividends and distributions

Because the Portfolio's actual return and operating expenses will be different, this example is for comparison only.



                                            1          3        5         10
TAX FREE MONEY MARKET PORTFOLIO            Year      Years    Years     Years
                                           $104      $325     $563      $1,248

ADDITIONAL INVESTMENT STRATEGIES AND RISKS


GENERAL


Generally, each Portfolio is required to invest at least 95% of its total assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by the Adviser. The remainder may be invested in securities with the second highest credit rating or the unrated equivalent. In addition, each Portfolio must do the following:


          o maintain an average dollar-weighted portfolio maturity of 90 days or less
          o buy individual securities that have or are deemed to have remaining maturities of 397 days or less
          o  buy only high quality U.S. dollar-denominated obligations

MONEY MARKET PORTFOLIO


The Money Market Portfolio usually invests at least 25% of its total assets in domestic and/or U.S. dollar denominated foreign bank obligations. Thus, it will have correspondingly greater exposure to the risks generally associated with investments in the banking industry. Sustained increases in interest rates, for example, can adversely affect the availability and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the bank's exposure to credit losses. In addition, economic or regulatory developments in or related to the banking industry, and competition within the banking industry as well as with other types of financial institutions will affect the Portfolio's return. The Portfolio, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.


The Money Market Portfolio may purchase asset-backed securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

Since the Money Market Portfolio may invest in U.S. dollar-denominated securities issued by foreign issuers, such as foreign governments, foreign banks and foreign subsidiaries or branches of domestic banks, it may be subject to additional investment risk with respect to those securities which are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. Foreign issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect such investments.

The Money Market Portfolio also may lend securities from its portfolio to brokers, dealers and other financial institutions, which could subject the Portfolio to risk of loss if the institution breaches its agreement with the Portfolio. In connection with such loans, the Portfolio will receive collateral consisting of cash or U.S. Government securities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

TAX FREE MONEY MARKET PORTFOLIO

The Tax Free Money Market Portfolio will invest at least 80% of its net assets (except when maintaining a temporary defensive position) in short-term municipal obligations. Municipal obligations are debt obligations typically divided into two types:

o GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

o REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

From time to time, the Tax Free Money Market Portfolio may invest more than 25% of its total assets in industrial development bonds which, although nominally issued by municipal authorities, are in most cases revenue bonds that are not secured by the taxing power of the municipality, but by the revenues derived from payments by the non-governmental users. Certain industrial development bonds, while exempt from Federal income tax, provide income subject to the alternative minimum tax. The Portfolio may invest up to 20% of its net assets in municipal obligations which provide income subject to the alternative minimum tax and, except for temporary defensive purposes, in other investments subject to Federal income tax. For temporary defensive purposes because of market, economic, political or other conditions, the Portfolio may invest more than 20% of its net assets in taxable money market securities. Dividends paid by the Portfolio from income earned from these securities will be taxable to shareholders, and the Portfolio may not achieve its investment objective.


The Tax Free Money Market Portfolio may invest more than 25% of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects such as mass transit or water and sewer works, or securities whose issuers are located in the same state. As a result of such investments, the Portfolio's yield may be more affected by factors pertaining to the economy of the relevant governmental issuer and other factors specifically affecting the ability of issuers of such securities to meet their obligations.


GENERAL RISKS APPLICABLE TO EACH PORTFOLIO

Each Portfolio's yield will vary as the short-term securities it holds mature and the proceeds are reinvested in securities with different interest rates. The Portfolios are actively managed and, thus, are subject to investment selection risk, which is the possibility that weak securities selection will cause the Portfolios to underperform other funds with similar investment objectives. A Portfolio's performance also will depend on the effectiveness of the Adviser's credit analysis and interest rate outlook.

The Portfolios expect to maintain a net asset value of $1.00 per share, but there is no assurance that the Portfolios will be able to do so on a continuous basis. The Portfolios' performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in each Portfolio's investment portfolio, national and international economic conditions and general market conditions, as well as the timing and size of purchases and redemptions of Portfolio shares.


Year 2000 Risk - Like other funds and business organizations around the world, the Portfolios could be adversely affected if the computer systems used by the Adviser and the Portfolios' other service providers do not properly process and calculate date-related information for the year 2000 and beyond. In addition, Year 2000 issues may adversely affect the companies or other issuers in which the Portfolios invest where, for example, such entities incur substantial costs to address Year 2000 issues or suffer losses caused by the failure to adequately or timely do so.

The Adviser and the Portfolios' other service providers (i.e., Administrator, Transfer Agent, Fund Accounting Agent, Custodian and Distributor) have assured the Portfolios that they have developed and are implementing clearly defined and documented plans intended to minimize risks to services critical to the Portfolios' operations associated with Year 2000 issues. The Adviser and the Portfolios' other service providers are likewise seeking assurances from many of their respective vendors and suppliers that such entities are addressing Year 2000 issues.


While the ultimate costs or consequences of incomplete or untimely resolution of Year 2000 issues by the Adviser or the Portfolios' other service providers cannot be accurately assessed at this time, the Portfolios currently have no reason to believe that the Year 2000 plans of the Adviser and the Portfolios' other service providers will not be completed by December 31, 1999, or that the anticipated costs associated with full implementation of their plans will have a material adverse impact on either their business operations or financial condition or those of the Portfolios. If any systems upon which the Portfolios are dependent are not Year 2000 ready by December 31, 1999, administrative errors and account maintenance failures would likely occur, which could result in a decline in the value of the Portfolios' securities and yield.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

Mitchell Hutchins Asset Management Inc. (the "Adviser"), 1285 Avenue of the Americas, New York, NY 10019, is each Portfolio's investment adviser. The Adviser is a wholly-owned subsidiary of PaineWebber Incorporated, which in turn is wholly-owned by Paine Webber Group, Inc., a publicly-owned financial services holding company. As of December 31, 1998, the Adviser served as investment adviser or sub-adviser to 75 investment company portfolios with aggregate assets of approximately $44.3 billion. The Adviser makes the day-to-day investment decisions for the Portfolios.

For the year ended December 31, 1998, the Portfolios paid the Adviser an advisory fee at the following indicated annual rate:

                                           PERCENTAGE OF
                                           AVERAGE NET ASSETS
-----------------------------------------------------------------------
Money Market Portfolio                        0.10%

Tax Free Money Market Portfolio               0.10%


ADMINISTRATOR AND DISTRIBUTOR


BISYS Fund Services Ohio, Inc. (the "Administrator"), 3435 Stelzer Road, Columbus, OH 43219-3035, serves as the Portfolios' administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Portfolios and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

BISYS Fund Services Limited Partnership (the "Distributor"), an affiliate of the Administrator, serves as the distributor of the Portfolios' shares. The Distributor may provide securities dealers that sell Portfolio shares financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.



SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

HOW NAV IS CALCULATED

The NAV is                    Each Portfolio's net asset value or NAV
calculated by adding          is expected to be constant at $1.00 per
the total value of            share, although this value is not
the Portfolio's               guaranteed. The NAV is determined at
investments and               12:00 noon, Eastern time, on days the
other assets,                 New York Stock Exchange is open, except
subtracting its               Columbus Day and Veterans' Day. The
liabilities and then          Portfolios value their securities at
dividing that figure          their amortized cost. This method
by the number of              involves valuing an instrument at its
outstanding shares            cost and thereafter applying a constant
of the Portfolio:             amortization to maturity of any discount
                              or premium, regardless of the impact of
                              fluctuating interest rates on the market value of the investment.

          NAV =
                              Your order for the purchase or sale of
TOTAL ASSETS - LIABILITIES    shares is priced at the next NAV
     Number of Shares         calculated after the Portfolio receives
       Outstanding            your order.


PURCHASING AND ADDING TO YOUR SHARES

The Portfolios' shares are offered only to clients of certain securities dealers ("Financial Institutions") that have entered into securities clearing arrangements with Correspondent Services Corporation [csc]. These clients include qualified retirement plans, including pension and profit-sharing plans, which are established by corporations, partnerships, or self-employed individuals, and individual retirement accounts.


The Financial Institution      ACCOUNT TYPE        MINIMUM             MINIMUM
may charge additional                          INITIAL INVESTMENT    SUBSEQUENT
fees and may require
different minimum             Regular             $1,000               $1
investments or impose         (non-retirement)
other limitations on
buying and selling            Retirement          $25                  $1
shares. The Financial         (IRA)*
Institution is                ----------------------------------------------
responsible for               *The Tax Free Money Market Portfolio is not
transmitting orders in a      recommended as an investment for
timely manner and may         retirement plans.
have an earlier cut-off
time for purchase and         Your purchase of shares will be on the same
sale requests. Consult        business day if the Portfolio's transfer agent
your Financial                receives your order by 12:00 noon, Eastern time,
Institution for specific      and receives payment by Federal Funds by 4:00
information.                  p.m., Eastern time. If your order is received
                              after 12:00 noon or Federal Funds payment is received after 4:00 p.m., Eastern time, your purchase will be effective on the next business day.

                              A Portfolio may reject a purchase order if it considers it in the best interest of the Portfolio and its shareholders.

Avoid 31% Tax Withholding
The Portfolio is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Portfolio with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.


INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

THROUGH A FINANCIAL INSTITUTION

All orders must be made through your Financial Institution. The Financial Institution will transmit your payment and other required account information to the Portfolios.

SELLING YOUR SHARES

You may "redeem" or                --------------------------------------------
sell your shares at                WITHDRAWING MONEY FROM YOUR
any time. Your sales               PORTFOLIO INVESTMENT
price will be the
next NAV after the                 As a shareholder, you are technically selling
Portfolio's transfer               shares when you request a withdrawal in cash.
agent receives your                This is also known as redeeming shares or a
sell order.                        redemption of shares.
Normally, you will                 --------------------------------------------
receive your
proceeds within a
week after your
request is received.


INSTRUCTIONS FOR SELLING SHARES

You may request redemption of your shares at any time by following the instructions pertaining to your account at your Financial Institution. It is your Financial Institution's responsibility to transmit the redemption order to the Portfolios' transfer agent and credit your account with the redemption proceeds on a timely basis. The Portfolio will not accept requests to sell shares by wire or telephone from you or your Financial Institution.

AUTOMATIC WITHDRAWAL PLAN

You can receive automatic payments from your account on a monthly, quarterly, or semi-annual basis if you have a $1,000 minimum account. For information on the Automatic Withdrawal Plan, consult your Financial Institution. The minimum withdrawal is $50. Redemption proceeds will be on deposit in your designated account at an Automated Clearing House member bank ordinarily within two business days following redemption or, at your request, paid by check sent to you or a designated third party. Your participation in the Automatic Withdrawal Plan may be ended at any time by you, your Financial Institution, the Portfolio, or the Transfer Agent. Retirement plan participants may be eligible for the Automatic Withdrawal Plan under certain circumstances. Contact your Financial Institution for further information on participation in the Automatic Withdrawal Plan.

AUTOMATIC REDEMPTION

Correspondent Services Corporation [csc] carries securities accounts and performs clearing services for the Financial Institutions and has instituted an automatic redemption procedure applicable to Portfolio shareholders. This procedure may be used to satisfy amounts due from you as a result of the purchase of securities or other transactions in your securities account. Under this procedure, unless you notify your Financial Institution to the contrary, your securities account will be scanned each business day prior to 12:00 noon, Eastern time, and after application of any cash balances in the account, a sufficient number of Portfolio shares may be redeemed at the 12:00 noon, Eastern time, pricing that day to satisfy any amounts for which you are obligated to make payment to your Financial Institution. Redemptions will be effected on the business day preceding the date you are obligated to make such payment, and your Financial Institution will receive the redemption proceeds on the day following the redemption date.

REDEMPTION BY CHECK

You may write checks in amounts of $100 or more on your account in a Portfolio. To obtain checks, contact your Financial Institution and request an Optional Services Application form. Complete the appropriate section of the Optional Services Application and return it to your Financial Institution. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30-days written notice. You must maintain the minimum required account balance of $1,000 and you may not close your Portfolio account by writing a check.

REPURCHASE THROUGH FINANCIAL INSTITUTIONS

The Portfolios will repurchase shares through Financial Institutions. The Portfolios ordinarily will accept orders to repurchase shares from Financial Institutions for their customers at the NAV next computed after receipt of the order from the Financial Institution, provided that such request for repurchase is received from the Financial Institution prior to 12:00 noon, Eastern time, on any business day. It is your Financial Institution's responsibility to transmit your repurchase order properly on a timely basis.

These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Portfolio; however, Financial Institutions may charge their clients for transmitting the notice of repurchase to the Portfolio. The Portfolios reserve the right to reject any order for repurchase through a Financial Institution, but it may not reject other properly submitted requests for redemption as described herein. The Portfolio promptly will notify the Financial Institution of any rejection of a repurchase. For shareholders selling shares through their Financial Institution, payments will be made by the Transfer Agent to the Financial Institution.

CLOSING OF SMALL ACCOUNTS

If your account falls below $500, the Portfolio may ask you to increase your balance. If it is still below $500 after 45 days, the Portfolio may close your account and send you the proceeds. Certain Financial Institutions may impose, with respect to their clients' investments in a Portfolio, a minimum account balance which is higher than that specified above.

DISTRIBUTION AND SERVICE (12B-1) FEES

The Portfolios have adopted a plan under SEC Rule 12b-1. The plan allows the Portfolios to pay fees for services and expenses relating to the sale and distribution of the Portfolios' shares and/or for providing shareholder services. The amount of the fee is 0.60% of the average daily net assets of the Portfolios. Because these fees are paid from the Portfolios' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SPECIAL MANAGEMENT SERVICES FEE

Each Portfolio has agreed to pay the Adviser and the Administrator each a monthly fee for certain special management services, other than those provided pursuant to the Portfolios' Distribution Plan. These services include developing and monitoring customized investor programs including individual retirement accounts and other ERISA options, automatic deposit and withdrawal programs and other programs requested by Financial Institutions.

DIVIDENDS, DISTRIBUTIONS AND TAXES

All dividends and distributions will be automatically reinvested unless you request otherwise.

Any income a Portfolio receives in the form of interest is paid out, less expenses, to its shareholders as dividends. Each Portfolio declares dividends from net investment income on each day the Portfolio is open for business. Dividends are paid monthly, usually on or about the fifteenth day of the month. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you, along with the proceeds of the redemption. Capital gains, if any, for the Portfolios are distributed at least annually.

Dividends and distributions are treated in the same manner for Federal income tax purposes whether you receive them in cash or in additional shares.

The Portfolios expect that their dividends will primarily consist of net income or, if any, short-term capital gains as opposed to long-term capital gains. Dividends paid by the Money Market Portfolio and by the Tax Free Money Market Portfolio that are derived from taxable investments are taxable as ordinary income.

During normal market conditions, the Tax Free Money Market Portfolio expects that substantially all of its dividends will be excluded from gross income for Federal income tax purposes. The Portfolio may invest in certain securities with interest that may be a preference item for the purposes of the alternative minimum tax or a factor in determining whether Social Security benefits are taxable. In such event, a portion of the Portfolio's dividends would not be exempt from Federal income taxes.


Except for tax-deferred accounts, any sale or exchange of Portfolio shares may generate tax liability. Of course, withdrawals or distributions from tax-deferred accounts may be taxable when received.

Dividends are taxable in the year in which they are paid, even if they appear on your account statement the following year.

You will be notified in January each year about the Federal tax status of distributions made by the Portfolios. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts.

Consult your tax adviser about the Federal, state and local tax consequences in your particular circumstances.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Portfolios' financial performance for the fiscal periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. The information in the financial highlights has been audited by KPMG LLP, the Portfolios' independent auditors, whose report, along with the Portfolios' financial statements, are included in the annual report, which is available upon request.


CORRESPONDENT CASH RESERVES MONEY MARKET PORTFOLIO


                                                            YEAR ENDED DECEMBER 31,

                                             1998           1997           1996           1995         1994
                                             ----           ----           ----           ----         -----

Net Asset Value, Beginning of Period......  $ 0.9992       $ 0.9991       $ 0.9986       $ 0.9975     $ 0.9999
                                            --------       --------       --------       --------     --------

Income from investment operations:
    Net investment income.................    0.0465         0.0467         0.0462         0.0512       0.0340
    Net realized gains (losses) on
        investment transactions...........    0.0002         0.0001         0.0005         0.0011      (0.0024)
                                              ------         ------         ------         ------      -------

    Total from investment operations......    0.0467         0.0468         0.0467         0.0523       0.0316
                                              ======         ======         ======         ======       ======

Dividends to shareholders from net
    investment income.....................   (0.0465)       (0.0467)       (0.0462)       (0.0512)     (0.0340)
                                             -------        -------        -------        -------       -------

Net change in net asset value.............    0.0002         0.0001         0.0005         0.0011      (0.0024)
                                              ------         ------         ------         ------       -------

Net Asset Value, End of Period............   $ 0.9994       $ 0.9992       $ 0.9991       $ 0.9986    $  0.9975
                                              =======       ========       ========       ========    =========

Total Return..............................     4.75%          4.77%          4.72%          5.24%       3.45%

Ratios/Supplemental Data:
   Net assets, end of period (000's)...... $1,387,903     $ 1,151,012   $ 1,007,265      $779,011     $458,092
   Ratio of expenses to average net
     assets (after fee waivers)...........   0.93%          0.95%         0.88%          0.85%          0.94%
   Ratio of net investment income to
     average net assets (after fee
     waivers).............................   4.64%          4.68%         4.65%          5.14%          3.47%
   Ratio of expenses to average net
     assets*..............................   1.04%          1.06%         1.01%          1.03%          1.12%

------------------------------
*    During the period, certain fees and expenses were voluntarily waived and/or reimbursed. If such voluntary waivers and/or reimbursements had not occurred, the ratios would have been as indicated.

CORRESPONDENT CASH RESERVES TAX FREE MONEY MARKET PORTFOLIO


                                                                                               PERIOD ENDED
                                                   YEAR ENDED DECEMBER 31,                  DECEMBER 31,1996*
                                                   ----------------------                   -----------------

                                                   1998                       1997
                                                   ----                       ----

Net Asset Value, Beginning of Period..........     $ 1.0000                    $ 1.0000           $ 1.0000
                                                   --------                    --------           --------

Income from investment operations:
    Net investment income.....................      0.0279                      0.0286            0.0100
                                                    ------                      ------            ------

    Total from investment operations..........      0.0279                      0.0286            0.0100
                                                    ------                      ------            ------

Dividends to shareholders from net
    investment income..........................    (0.0279)                    (0.0286)           (0.0100)
                                                   -------                     -------            -------

Net change in net asset value..................        -                           -                 -
                                                   -------                     -------            -------

Net Asset Value, End of Period.................    $ 1.0000                    $ 1.0000           $ 1.0000
                                                   --------                    --------           --------

Total Return...................................      2.83%                       2.90%            0.66%(a)
                                                     ====                        ====             ====

Ratios/Supplemental Data:
  Net assets, end of period (000's)............    $102,821                    $103,399                    $ 80,409
  Ratio of expenses to average net
    assets (after fee waivers).................      0.71%                       0.78%                     0.74%(b)
  Ratio of net investment income to
    average net assets (after fee waivers).....      2.79%                       2.86%                     2.80%(b)
  Ratio of expenses to average net
    assets**...................................      1.02%                       1.18%                     1.20%(b)

------------------------------
*    For the period from October 7, 1996 (commencement of operations) through
     December 31, 1996.
**   During the period, certain fees and expenses were voluntarily waived and/or reimbursed. If such voluntary waivers and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Not annualized.
(b)  Annualized.

For more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS (REPORTS):
The Portfolios' annual and semi-annual reports to shareholders contain detailed information on the Portfolios' investments.

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides more detailed information about the Portfolios, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.



           YOU CAN GET FREE COPIES OF REPORTS AND THE SAI, OR REQUEST
             OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE
                   PORTFOLIOS BY CONTACTING THE PORTFOLIOS AT:
               CORRESPONDENT CASH RESERVES MONEY MARKET PORTFOLIOS
                                  PO BOX 163879
                             COLUMBUS, OH 43216-3879
                            TELEPHONE: 1-800-442-3809



You can review information about the Portfolios, including the Portfolios' Reports and SAI, at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

          o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009, or calling 1-800-SEC-0330.

          o    Free from the Commission's Website at http://www.sec.gov.



(Investment Company Act file no. 811-6076)

                         THE INFINITY MUTUAL FUNDS, INC.
               CORRESPONDENT CASH RESERVES MONEY MARKET PORTFOLIO
           CORRESPONDENT CASH RESERVES TAX FREE MONEY MARKET PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 1999

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Correspondent Cash Reserves Money Market Portfolio (the "Money Market Portfolio") and Correspondent Cash Reserves Tax Free Money Market Portfolio (the "Tax Free Money Market Portfolio"), dated May 1, 1999, of The Infinity Mutual Funds, Inc. (the "Fund"), as it may be revised from time to time. To obtain a copy of the Portfolios' Prospectus, please write to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219- 8020, contact your sales representative or call 1-800-442-3809. This Statement of Additional Information relates only to the Portfolios and not to any of the Fund's other portfolios.

          The most recent Annual Report and Semi-Annual Report to Shareholders for each Portfolio are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.


                                TABLE OF CONTENTS

                                                                      PAGE


Description of the Fund and the Portfolios............................B-2
Management of the Fund................................................B-21
Management Arrangements...............................................B-25
Purchase and Redemption of Shares.....................................B-30
Determination of Net Asset Value......................................B-31
Performance Information...............................................B-32
Portfolio Transactions................................................B-33
Information About the Fund and the Portfolios.........................B-33
Counsel and Independent Auditors......................................B-35
Financial Statements..................................................B-35
Appendix .............................................................B-36

                   DESCRIPTION OF THE FUND AND THE PORTFOLIOS

GENERAL

          The Fund is a Maryland corporation organized on March 6, 1990. Each Portfolio is a separate portfolio of the Fund, an open-end management investment company, known as a mutual fund. Each Portfolio is a diversified investment company, which means that, with respect to 75% of its total assets, the Portfolio will not invest more than 5% of its assets in the securities of any single issuer.

          Mitchell Hutchins Asset Management Inc. (the "Adviser") serves as each Portfolio's investment adviser.

          BISYS Fund Services Ohio, Inc. (the "Administrator") serves as each Portfolio's administrator.

          BISYS Fund Services Limited Partnership (the "Distributor"), an affiliate of the Administrator, serves as each Portfolio's distributor.

PORTFOLIO SECURITIES

          The following information supplements and should be read in conjunction with the Portfolios' Prospectus.

          BANK OBLIGATIONS. The Money Market Portfolio and, to a limited extent, Tax Free Money Market Portfolio may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

          Certificates of deposit ("CDs") are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

          Time deposits ("TDs") are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

          Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Portfolio are insured by the Bank Insurance Fund administered by the FDIC (although such insurance may not be of material benefit to the Portfolio, depending upon the principal amount of the CDs of each bank held by the Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal and state laws and regulations, domestic branches of domestic banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

          Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. The Portfolio's investment in obligations of foreign subsidiaries of domestic banks are subject, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), to the limitations on investing in the securities of other investment companies.

          Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

          In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Adviser carefully evaluates such investments on a case-by-case basis pursuant to procedures established by the Board of Directors.

          Under normal circumstances, and as a matter of fundamental policy, the Money Market Portfolio will "concentrate" at least 25% of its assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include CDs, TDs, bankers' acceptances and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks (as distinct from non-bank dealers) in accordance with the policies set forth in "Repurchase Agreements" below. During periods when the Adviser determines that the Money Market Portfolio should be in a temporary defensive position, the Portfolio may invest less than 25% of its total assets in the banking industry; during such times the Money Market Portfolio's assets will be invested in accordance with its other investment policies. The Adviser may determine that the adoption of a temporary defensive position with respect to issuers in the banking industry is appropriate on the basis of such factors as political, economic, market or regulatory developments adversely affecting that industry as compared to the industries of other issuers of securities available for investment by the Money Market Portfolio.


          COMMERCIAL PAPER AND CORPORATE OBLIGATIONS. The Money Market Portfolio and, to a limited extent, the Tax Free Portfolio may purchase commercial paper and other corporate obligations. Commercial Paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Portfolio will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which each Portfolio may invest include high quality, U.S.
dollar denominated short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations, including banks.

          FLOATING AND VARIABLE RATE OBLIGATIONS. Each Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Portfolio to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. These obligations include highly rated certificates of participation in trusts secured by accounts receivable, including trade receivables, and other assets. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Portfolio may invest in them only if the Adviser, acting upon delegated authority from the Fund's Board of Directors determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The Adviser, on behalf of the Portfolio, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Portfolio. The Portfolio will not invest more than 10% of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if the Adviser determines, acting upon delegated authority from, and procedures established by, the Fund's Board of Directors, that there is no secondary market available for these obligations, and in other securities that are illiquid.

          ASSET-BACKED SECURITIES. Each Portfolio may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of, in the case of those purchased by the Money Market Portfolio, a pool of mortgages, loans, receivables or other assets, or, in the case of those purchased by the Tax Free Money Market Portfolio, a pool of one or more Municipal Obligations. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

          PARTICIPATION INTERESTS. The Money Market Portfolio may invest in short-term corporate obligations that are originated, negotiated and structured by a syndicate of lenders ("Co- Lenders") consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." The Money Market Portfolio may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Fund and the corporate borrower (the "Borrower"), together with Agent Banks, are referred to herein as "Intermediate Participants." The Money Market Portfolio also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Portfolio and the Borrower. In such cases, the Money Market Portfolio would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Portfolio's rights against the Borrower but also for the receipt and processing of payments due to the Portfolio under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Money Market Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio could enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Money Market Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Portfolio also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Money Market Portfolio were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such cases, the Money Market Portfolio might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant. In addition, Co-Lenders that are insurance companies are affected by economic and financial conditions and are subject to extensive government regulation, including rate regulation. The property and casualty industry is cyclical, being subject to dramatic swings in profitability which can be affected by natural catastrophes and other disasters. Individual companies may be exposed to material risks, including reserve inadequacy, latent health exposure and inability to collect from their reinsurance carriers.


          The Tax Free Money Market Portfolio may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements).


          A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest having (or deemed to have) remaining maturities of 397 days or less. If the instrument is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the instrument will be backed by an irrevocable letter of credit or guarantee of a bank or other entity the debt securities of which are rated high quality, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated instruments, the Adviser, acting upon delegated authority from the Fund's Board of Directors, must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest. Participation interests with a rating below high quality that are backed by an irrevocable letter of credit or guarantee as described above will be purchased only if the Adviser, acting as described above, determines after an analysis of, among other factors, the creditworthiness of the guarantor that such instrument is high quality, and if the rating agency did not include the letter of credit or guarantee in its determination of the instrument's rating. If the rating of a participation interest is reduced subsequent to its purchase by the Portfolio, the Adviser will consider, in accordance with procedures established by the Board of Directors, all circumstances deemed relevant in determining whether the Portfolio should continue to hold the instrument. The guarantor of a participation interest may be treated as a separate issuer. For certain participation interests, the Portfolio will have the unconditional right to demand payment, on not more than seven days' notice, for all or any part of the Portfolio's interest in the security, plus accrued interest. As to these instruments, the Portfolio intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.


          REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements. In a repurchase agreement, the Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian employed in connection with third-party repurchase transactions will have custody of, and will hold in a segregated account, securities acquired by a Portfolio under a repurchase agreement. In connection with its third-party repurchase transactions, the Portfolio will employ only eligible sub-custodians which meet the requirements set forth in Section 17(f) of the 1940 Act and the rules thereunder. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio. Certain costs may be incurred in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Portfolio may be delayed or limited. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Portfolio will enter into repurchase agreements only with domestic banks (including foreign branches and subsidiaries of domestic banks) with total assets in excess of $1 billion or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities in which the Portfolio may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

          REVERSE REPURCHASE AGREEMENTS. (MONEY MARKET PORTFOLIO ONLY) The Money Market Portfolio may enter into reverse repurchase agreements with banks, brokers or dealers. In these transactions, the Portfolio sells a portfolio security to another party in return for cash and agrees to repurchase the security generally at a particular price and time. The Portfolio will use the cash to make investments which either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the time the Portfolio must repurchase the security. Reverse repurchase agreements may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Such transaction, however, may increase the risk of potential fluctuations in the market value of the Portfolio's assets. In addition, interest costs on the cash received may exceed the return on the securities purchased. The Company's Directors have considered the risks to the Money Market Portfolio and its shareholders which may result from the entry into reverse repurchase agreements and have determined that the entry into such agreements is consistent with the Portfolio's investment objective and management policies. The Portfolio will maintain in a segregated custodial account permissible liquid assets equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission.

          U.S. GOVERNMENT SECURITIES. Each Portfolio may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government- sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

          FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES. (MONEY MARKET PORTFOLIO ONLY) The Money Market Portfolio may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Adviser to be of comparable quality to the other obligations in which the Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Portfolio's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.


          MUNICIPAL OBLIGATIONS. (TAX FREE MONEY MARKET PORTFOLIO ONLY) The Tax Free Money Market Portfolio will invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations purchased by the Portfolio also may include short-term structured securities backed by Municipal Obligations (a form of asset-backed security) provided such securities meet the requirements of Rule 2a-7 under the 1940 Act. Municipal Obligations bear fixed, floating or variable rates of interest. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.


          Floating and variable rate demand obligations are tax exempt obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.


          For the purpose of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non- governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and may be treated as an issue of such government or other entity.


          The yields of Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of the Portfolio's management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.

          Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Tax Free Money Market Portfolio will seek to minimize these risks by investing only in those lease obligations that (1) are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the lease obligation was rated only by one such organization) or (2) if unrated, are purchased principally from the issuer or domestic banks or other responsible third parties, in each case only if the seller shall have entered into an agreement with the Portfolio providing that the seller or other responsible third party will either remarket or repurchase the lease obligation within a short period after demand by the Portfolio. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Accordingly, not more than 10% of the value of the Tax Free Money Market Portfolio's net assets will be invested in lease obligations that are illiquid and in other illiquid securities.

          The Tax Free Money Market Portfolio may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short- term tax exempt rate. The Adviser, on behalf of the Portfolio, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligation and for other reasons.

          The Portfolio will not purchase tender option bonds unless (a) the demand feature applicable thereto is exercisable by the Portfolio within 397 days of the date of such purchase upon no more than 30 days' notice and thereafter is exercisable by the Portfolio no less frequently than annually upon no more than 30 days' notice and (b) at the time of such purchase, the Adviser reasonably expects (i) based upon its assessment of current and historical interest rate trends, that prevailing short-term tax exempt rates will not exceed the stated interest rate on the underlying Municipal Obligations at the time of the next tender fee adjustment and (ii) that the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. At the time of each tender opportunity, the Portfolio will exercise the tender option with respect to any tender option bonds unless the Adviser reasonably expects, (x) based upon its assessment of current and historical interest rate trends, that prevailing short-term tax exempt rates will not exceed the stated interest rate on the underlying Municipal Obligations at the time of the next tender fee adjustment, and (y) that the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. The Portfolio will exercise the tender feature with respect to tender option bonds, or otherwise dispose of its tender option bonds, prior to the time the tender option is scheduled to expire pursuant to the terms of the agreement under which the tender option is granted. The Portfolio otherwise will comply with the provisions of Rule 2a-7 in connection with the purchase of tender option bonds, including, without limitation, the requisite determination by the Fund's Board that the tender option bonds in question meet the quality standards described in Rule 2a-7, which, in the case of a tender option bond subject to a conditional demand feature, would include a determination that the security has received both the required short-term and long-term quality rating or is determined to be of comparable quality. In the event of a default of the Municipal Obligation underlying a tender option bond, or the termination of the tender option agreement, the Portfolio would look to the maturity date of the underlying security for purposes of compliance with Rule 2a-7 and, if its remaining maturity was greater than 13 months, the Portfolio would sell the security as soon as would be practicable. The Portfolio will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Portfolio. Based on the tender option bond agreement, the Portfolio expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

          STAND-BY COMMITMENTS. (TAX FREE MONEY MARKET PORTFOLIO ONLY) The Tax Free Money Market Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Portfolio obligates a broker, dealer or bank to repurchase, at the Portfolio's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Portfolio will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Portfolio may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.


          RATINGS OF MUNICIPAL OBLIGATIONS. (TAX FREE MONEY MARKET PORTFOLIO
ONLY) If, subsequent to its purchase by the Tax Free Money Market Portfolio, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Fund's Board (or the Adviser pursuant to delegated authority) determines that it is no longer of comparable quality or (b) the Adviser becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund's Board (or the Adviser pursuant to delegated authority) will reassess promptly whether such security presents minimal credit risk and will cause the Portfolio to take such action as it determines is in the best interest of the Portfolio and its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Adviser becoming aware of the new rating and the Board of Directors is subsequently notified of the Adviser's actions.


          To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or Fitch IBCA, Inc. ("Fitch") for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for its investments in accordance with its stated investment policies. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

          ILLIQUID SECURITIES. Neither Portfolio will invest more than 10% of the value of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities and includes, among other things, restricted securities other than those the Adviser has determined to be liquid pursuant to guidelines established by the Fund's Board and repurchase agreements maturing in more than seven days. Commercial paper issues in which the Money Market Portfolio may invest include securities issued by major corporations without registration under the Securities Act of 1933, as amended ("1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof and commercial paper and medium term notes issued in reliance on the so-called "private placement" exemption from registration which is afforded by
Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper ordinarily is resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

          In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

          To facilitate the increased size and liquidity of the institutional markets for unregistered securities, the Securities and Exchange Commission adopted Rule 144A under the 1933 Act. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934, as amended, generally is eligible to be sold in reliance on the safe harbor of Rule 144A. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. It is anticipated that the market for certain restricted securities will expand further as a result of Rule 144A and the development of automated systems for the trading, clearance and settlement of unregistered securities, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

          The Board of Directors has the ultimate responsibility for determining whether specific securities are liquid or illiquid, other than those the Securities and Exchange Commission deems to be illiquid. The Board of Directors has delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Adviser will monitor the liquidity of restricted securities held by the Portfolio and report periodically on such decisions to the Board of Directors.

INVESTMENT PRACTICES

          The following information supplements and should be read in conjunction with the Portfolios' Prospectus.


          LENDING PORTFOLIO SECURITIES. (MONEY MARKET PORTFOLIO ONLY) To a limited extent, the Money Market Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Portfolio can increase its income through the investment of the cash collateral. For the purposes of this policy, the Portfolio considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Portfolio to be the equivalent of cash. Such loans may not exceed 33-1/3% of the Money Market Portfolio's total assets. From time to time, the Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," in an amount determined by the Board of Directors to be reasonable and based solely on services rendered.


          FORWARD COMMITMENTS. Each Portfolio may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when- issued security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make payment until it receives delivery from the counterparty. The Portfolio will commit to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. The Portfolio will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the purchase commitment.

          Securities purchased on a forward commitment or when- issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

INVESTMENT RESTRICTIONS

          MONEY MARKET PORTFOLIO ONLY. The Money Market Portfolio has adopted its investment objective and the following investment restrictions as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. The Money Market Portfolio may not:

          1. Purchase common stocks, preferred stocks, warrants or other equity securities.

          2. Borrow money, except (i) from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Portfolio's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made (while such borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments) and (ii) in connection with the entry into reverse repurchase agreements. At no time may total borrowings exceed 33-1/3% of the value of the Portfolio's total assets.

          3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except (i) to secure borrowings for temporary or emergency purposes and (ii) in connection with the purchase of securities on a forward commitment basis and the entry into reverse repurchase agreements.

          4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), other than in connection with the entry into certain reverse repurchase agreements.

          5. Sell securities short or purchase securities on margin.

          6. Write or purchase put or call options or combinations thereof.

          7. Act as underwriter of securities of other issuers. The Portfolio may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of its net assets would be so invested.

          8. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

          9. Make loans to others, except through the purchase of debt obligations and through repurchase agreements referred to in the Portfolio's Prospectus, and except that the Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

          10. Invest in companies for the purpose of exercising control.

          11. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

          12. Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to any such limitation (subject to provisions of Rule 2a-7), provided that not more than 10% of its assets may be invested in securities issued or guaranteed by any single guarantor of obligations held by the Portfolio. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Portfolio will not invest more than 5% of its assets in the obligations of any one bank.


          13. Invest less than 25% of its total assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes the Money Market Portfolio may invest less than 25% of its assets in bank obligations.


          For purposes of Investment Restriction No. 13, asset- backed securities are grouped in industries based on their underlying assets and are not treated as constituting a single, separate industry.

                                      * * *

          TAX FREE MONEY MARKET PORTFOLIO ONLY. The Tax Free Money Market Portfolio has adopted its investment objective and the following investment restrictions as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. The Tax Free Money Market Portfolio may not:

          1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Portfolio's Prospectus.

          2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Portfolio's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made (while borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments).

          3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

          4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

          5. Sell securities short or purchase securities on margin.

          6. Write or purchase put or call options or combinations thereof.

          7. The Portfolio may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of its net assets would be so invested.

          8. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests, but this shall not prevent the Portfolio from investing in Municipal Obligations secured by real estate or interests therein.

          9. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements referred to above and in the Portfolio's Prospectus.

          10. Invest in companies for the purpose of exercising control.

          11. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

          12. Underwrite the securities of other issuers, except that the Portfolio may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

          13. Invest more than 25% of its assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of tax exempt securities issued by state or municipal governments or their political subdivisions and, for temporary defensive purposes, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          For purposes of Investment Restriction No. 13, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

                                      * * *

          If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.


                             MANAGEMENT OF THE FUND

          The Fund's Board of Directors is responsible for the management and supervision of each Portfolio. The Board approves all significant agreements with those companies that furnish services to the Portfolios. These companies are as follows:

Mitchell Hutchins Asset Management Inc........  Investment Adviser
BISYS Fund Services Limited  Partnership......  Distributor
BISYS Fund Services Ohio, Inc.................  Administrator and Transfer Agent
The Bank of New York..........................  Custodian


          Directors and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

Name, Address                    Position(s) Held         Principal Occupation(s)
 and Age                          With Company            During Past 5 Years
-------------                   -----------------         -------------------

WILLIAM B. BLUNDIN*             President and             An employee of BISYS
  90 Park Avenue                Chairman of the           Fund Services, Inc.,
  New York, New York  10016     Board of                  general partner of
  Age 60                        Directors                 the Distributor. Mr.
                                                          Blundin also is
                                                          an officer of other
                                                          investment companies administered by
                                                          the Administrator or its
                                                          affiliates.

NORMA A. COLDWELL               Director                  International
  3330 Southwestern Boulevard                             Economist  and
  Dallas, Texas  75225                                    Consultant; Executive
  Age 72                                                  Vice President of
                                                          Coldwell  Financial
                                                          Consultants;  Trustee
                                                          and Treasurer of
                                                          Meridian House International
                                                          (International
                                                          Education  and
                                                          Cultural Group);
                                                          Member of the Board of
                                                          Advisors of Meridian
                                                          International Center
                                                          and Emerging Capital
                                                          Markets, S.A.
                                                          (Montevideo, Uruguay); formerly,
                                                          Chief International
                                                          Economist of  Riggs
                                                          National Bank,
                                                          Washington, D.C.

RICHARD H. FRANCIS              Director                  Former Executive Vice
  40 Grosvenor Road                                       President and Chief
  Short Hills, New Jersey                                 Financial Officer of
07078                                                     Pan  American World
  Age 66                                                  Airways,  Inc.
                                                          (currently, debtor-
                                                          in-possession under the
                                                          U.S. Bankruptcy Code),
                                                          March 1988 to October
                                                          1991; Senior Vice
                                                          President and Chief
                                                          Financial Officer of
                                                          American Standard
                                                          Inc.,  1960 to March
                                                          1988.  Mr. Francis is
                                                          a director of
                                                          Allendale Mutual
                                                          Insurance  and The
                                                          Indonesia Fund,  Inc.


WILLIAM W. McINNEES             Director                  Private investor.
  116 30th Avenue South                                   From  July 1978 to
  Nashville, Tennessee  37212                             February 1993, he was
  Age 48                                                  Vice-President--Finance
                                                           and Treasurer of
                                                          Hospital Corp. of
                                                          America. He is  also
                                                          a director of Gulf
                                                          South Medical Supply
                                                          and  Diversified Trust
                                                          Co.


ROBERT A. ROBERTSON             Director                  Private investor.
  2 Hathaway Common                                       Since 1991, President
  New Canaan, Connecticut                                 Emeritus, and from
06840                                                     1968 to 1991,
  Age 71                                                  President of The
                                                          Church Pension Group,
                                                          NYC. From  1956 to
                                                          1966, Senior Vice
                                                          President of Colonial
                                                          Bank & Trust Co.  He
                                                          is also a director of
                                                          Mariner  Institutional
                                                          Funds, Inc., Mariner
                                                          Tax-Free
                                                          Institutional Funds,
                                                          Inc., UST Master
                                                          Funds, UST Master Tax
                                                          Exempt Funds, H.B.
                                                          and F.H. Bugher
                                                          Foundation, Morehouse-
                                                          Barlow Co. Publishers,
                                                          The  Canterbury
                                                          Cathedral Trust in
                                                          America, The Living
                                                          Church Foundation and
                                                          Hoosac School.

JEFFREY C. CUSICK               Vice President            An employee of BISYS
  3435 Stelzer Road             and  Assistant            Fund Services, Inc.
  Columbus, Ohio  43219         Secretary                 since July 1995, and
  Age 38                                                  an officer of other
                                                          investment companies
                                                          administered by  the
                                                          Administrator or its
                                                          affiliates. From
                                                          September 1993 to
                                                          July 1995, he was
                                                          Assistant Vice
                                                          President of Federated
                                                          Administrative Services.

WILLIAM TOMKO                   Vice President            An employee of BISYS
  3435 Stelzer Road                                       Fund Services, Inc.
  Columbus, Ohio  43219                                   and an officer of
  Age 38                                                  other investment
                                                          companies administered by the
                                                          Administrator or its
                                                          affiliates.


GARY R. TENKMAN                 Treasurer                 An employee of BISYS
  3435 Stelzer Road                                       Fund Services, Inc.
  Columbus, Ohio  43219                                   since April  1998, and
  Age 34                                                  an officer of  other
                                                          investment companies
                                                          administered by the
                                                          Administrator or
                                                          its affiliates.
                                                          For more than five years
                                                          prior thereto, he was
                                                          an audit manager with
                                                          Ernst & Young LLP.


ROBERT L. TUCH                  Assistant                 An employee of BISYS
  3435 Stelzer Road             Secretary                 Fund  Services, Inc.
  Columbus, Ohio  43219                                   and an officer of
  Age 45                                                  other investment
                                                          companies administered by the
                                                          Administrator or its
                                                          affiliates.

ALAINA METZ                     Assistant                 An employee of BISYS
  3435 Stelzer Road             Secretary                 Fund Services, Inc.
  Columbus, Ohio  43219                                   and an officer of
  Age 29                                                  other investment companies
                                                          administered by the
                                                          Administrator or its
                                                          affiliates.

          For so long as the Fund's plan described in the section captioned "Management Arrangements--Distribution Plan" remains in effect, the Directors of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Fund.

          Directors and officers of the Fund, as a group, owned less than 1% of each Portfolio's shares outstanding on April 1, 1999.

          The Fund does not pay any remuneration to its officers and Directors other than fees and expenses to those Directors who are not directors, officers or employees of the Adviser or BISYS or any of their affiliates. The aggregate amount of compensation paid to each such Director by the Fund for the year ended December 31, 1998 was as follows:

                                                           Total Compensation
                                 Aggregate                  From Fund and
Name of Board                    Compensation              Fund Complex Paid
  Member                         from Fund*                to Board Member*
---------------------     -----------------------       -----------------------
Norma A. Coldwell                $18,000                      $18,000
Richard H. Francis               $18,000                      $18,000
William W. McInnis               $18,000                      $18,000
Robert A. Robinson               $18,000                      $18,000
---------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $21,441 for all Directors as a group.


                             MANAGEMENT ARRANGEMENTS

          INVESTMENT ADVISER. The Adviser is a wholly-owned subsidiary of PaineWebber Incorporated ("PaineWebber"), which in turn is a wholly-owned subsidiary of Paine Webber Group Inc. ("PW Group"), a publicly owned financial services holding company. The Adviser provides investment advisory services pursuant to the Investment Advisory Agreement (the "Agreement") dated October 30, 1990, with the Fund. As to each Portfolio, the Agreement is subject to annual approval by (i) the Fund's Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board, including a majority of the Directors who are not "interested persons" of any party to the Agreement, last approved the Agreement at a meeting held on November 18, 1998. Shareholders of the Money Market Portfolio approved the Agreement on December 20, 1991. As to each Portfolio, the Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days' notice, by the Adviser. The Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).


          The Adviser provides investment advisory services in accordance with the stated policies of the Portfolios, subject to the approval of the Fund's Board of Directors. The Adviser provides each Portfolio with Investment Officers who are authorized by the Board of Directors to execute purchases and sales of securities. The Money Market Portfolio's Chief Investment Officers are Susan P. Ryan and Dennis L. McCauley. The Tax Free Money Market Portfolio's Chief Investment Officers are Elbridge T. Gerry III, Debbie Vermann and Kevin McIntyre. The Adviser also maintains a research group with a professional staff of analysts who provide research services for each Portfolio and for other funds advised by the Adviser.


          As compensation for its services, the Fund has agreed to pay the Adviser a monthly fee at the annual rate of 0.10% of the value of each Portfolio's average daily net assets. For the fiscal years ended December 31, 1996, 1997 and 1998, the advisory fees paid to the Adviser by the Money Market Portfolio amounted to $950,074, $1,088,088 and $1,328,616, respectively. For the period October 7, 1996 (commencement of operations of the Tax Free Money Market Portfolio) through December 31, 1996 and for the fiscal years ended December 31, 1997 and 1998, the advisory fees payable to the Adviser by the Tax Free Money Market Portfolio amounted to $19,900, $93,494 and $113,647, respectively, which amounts were reduced by $9,950 in 1996 and $14,024 in 1997, pursuant to undertakings by the Adviser, resulting in net advisory fees paid to the Adviser by the Tax Free Money Market Portfolio of $9,950 for the period ended December 31, 1996 and $79,470 for the fiscal year ended December 31, 1997.

          ADMINISTRATOR. BISYS Fund Services Ohio, Inc., a wholly-owned subsidiary of The BISYS Group, Inc., provides certain administrative services pursuant to the Administration Agreement (the "Administration Agreement") dated April 25, 1996, with the Fund. Under the Administration Agreement, the Administrator generally assists in all aspects of the Portfolios' operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors in accordance with Maryland law. In connection therewith, the Administrator provides the Portfolios with office facilities, personnel, and certain clerical and bookkeeping services (e.g., preparation of reports to shareholders and the Securities and Exchange Commission and filing of Federal, state and local income tax returns) that are not being furnished by the Portfolios' custodian. As to each Portfolio, the Administration Agreement will continue until December 31, 1999 and thereafter is subject to annual approval by
(i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Administrator, by vote cast in person at a meeting called for the purpose of voting such approval. The Administration Agreement was last approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of any party to the Administration Agreement, at a meeting held on November 11, 1997. As to each Portfolio, the Administration Agreement is terminable without penalty, at any time if for cause, by the Fund's Board or by vote of the holders of a majority of the Portfolio's outstanding voting securities, or, on not less than 90 days' notice, by the Administrator. The Administration Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).

          As compensation for its administrative services, each Portfolio has agreed to pay the Administrator a monthly fee at the annual rate of 0.10% of the value of the Portfolio's average daily net assets. For the fiscal years ended December 31, 1996, 1997 and 1998, the Money Market Portfolio paid the Administrator $950,074, $1,088,088 and $1,328,616, respectively. For the period October 7, 1996 (commencement of operations of the Tax Free Money Market Portfolio) through December 31, 1996 and for the fiscal years ended December 31, 1997 and 1998, the administration fees payable to the Administrator by the Tax Free Money Market Portfolio amounted to $19,900, $93,494 and $113,647, respectively, which amounts were reduced by $19,900 in 1996, $67,007 in 1997 and $47,448 in 1998, resulting in no administration fee being paid for the period ended December 31, 1996 and $26,487 and $66,199 in administration fees paid to the Administrator for the fiscal years ended December 31, 1997 and 1998, respectively, pursuant to undertakings.

          DISTRIBUTOR. BISYS Fund Services Limited Partnership, a wholly-owned subsidiary of The BISYS Group, Inc., acts as the exclusive distributor of each Portfolio's shares on a best efforts basis pursuant to a Distribution Agreement (the "Distribution Agreement") dated February 11, 1997, with the Fund. Shares are sold on a continuous basis by the Distributor as agent, although the Distributor is not obliged to sell any particular amount of shares. No compensation is payable by a Portfolio to the Distributor for its distribution services.

DISTRIBUTION PLAN. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Because some or all of the fees paid to Correspondent Services Corporation [csc] and other Financial Institutions (as defined in the Prospectus) for services provided to Portfolio shareholders could be deemed to be payment of distribution expenses, the Fund's Board of Directors has adopted such a plan (the "Plan"). The Fund's Board of Directors believes that there is a reasonable likelihood that the Plan will benefit each Portfolio and its shareholders. Pursuant to the Plan, each Portfolio pays Correspondent Services Corporation [csc] and other Financial Institutions a monthly fee at the annual rate of 0.60% of the Portfolio's average daily net assets. The fees under the Plan are payable without regard to actual expenses incurred by the Financial Institutions.

          A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Board of Directors for its review. In addition, as to each Portfolio, the Plan provides that it may not be amended to increase materially the costs which shareholders may bear for distribution pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Board of Directors, and by the Directors who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan Agreement between the Fund and Correspondent Services Corporation [csc], an affiliate of the Adviser, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan and the Plan Agreement are subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan and Plan Agreement were so approved on November 18, 1998. The Money Market Portfolio's shareholders approved the Plan on December 20, 1991. As to each Portfolio, the Plan is terminable at any time by vote of a majority of the Directors who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan Agreement or by vote of the holders of a majority of the Portfolio's shares. As to each Portfolio, the Plan Agreement is terminable without penalty, at any time, by such vote of the Directors, upon not more than 60 days' written notice to Correspondent Services Corporation [csc] or by vote of the holders of a majority of the Portfolio's shares. The Plan Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).

          For the fiscal year ended December 31, 1998, the amount payable pursuant to the Plan by the Money Market Portfolio amounted to $7,981,102; however, pursuant to an undertaking, the amount was reduced by $110,436, resulting in a net amount paid by the Money Market Portfolio of $7,860,666 pursuant to the Plan. For the fiscal year ended December 31, 1998, the amount payable pursuant to the Plan by the Tax Free Money Market Portfolio amounted to $681,887; however, pursuant to an undertaking, the amount was reduced by $196,182, resulting in a net amount paid by the Tax Free Money Market Portfolio of $485,705 pursuant to the Plan. All of said amounts were paid to broker/dealers in connection with the sale of Portfolio shares.

          TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. BISYS Fund Services Ohio, Inc. (the "Transfer Agent"), a wholly- owned subsidiary of The BISYS Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for each Portfolio, the handling of certain communications between shareholders and the Portfolio and the payment of dividends and distributions payable by the Portfolio. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Portfolio during the month, and is reimbursed for certain out-of-pocket expenses.

          The Bank of New York, 90 Washington Street, New York, New York 10286, acts as custodian of the investments of each Portfolio. Under a custody agreement with the Fund, The Bank of New York provides for the holding of each Portfolio's securities and the retention of all necessary accounts and records.


          SPECIAL MANAGEMENT SERVICES AGREEMENT. Pursuant to the terms of a Special Management Services Agreement among the Fund, the Adviser and the Administrator, each Portfolio has agreed to pay the Adviser and the Administrator each a monthly fee at the annual rate of 0.05% of the value of the Portfolio's average daily net assets. The fees payable to the Adviser by the Money Market Portfolio under the agreement for the fiscal years ended December 31, 1996, 1997 and 1998 amounted to $461,556, $544,044 and $664,308, respectively; however, pursuant to an undertaking, the Adviser waived the fee in its entirety for each such fiscal year. The fees payable to the Adviser by the Tax Free Money Market Portfolio under the agreement for the period October 7, 1996 (commencement of operations of the Tax Free Money Market Portfolio) through December 31, 1996 and for the fiscal years ended December 31, 1997 and 1998, amounted to $9,950, $46,747 and $56,824, respectively, which amounts were waived in their entirety pursuant to an undertaking.


          The fees payable to the Administrator by the Money Market Portfolio pursuant to the terms of the Special Management Services Agreement for the fiscal years ended December 31, 1996, 1997 and 1998 amounted to $461,555, $544,044 and $664,308, respectively; however, pursuant to an undertaking, the Administrator waived the fee in its entirety for each such fiscal year. The fees payable to the Administrator by the Tax Free Money Market Portfolio for the period October 7, 1996 (commencement of operations of the Tax Free Money Market Portfolio) through December 31, 1996 and for the fiscal years ended December 31, 1997 and 1998, amounted to $9,950, $46,747 and $56,823, respectively, which amounts were waived in their entirety pursuant to an undertaking.

          EXPENSES. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by others. The expenses borne by the Fund include: taxes, interest, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser or the Administrator or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of calculating the net asset value of each Portfolio's shares, costs of shareholders' reports and corporate meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

          As to each Portfolio, the Adviser and the Administrator have agreed that if in any fiscal year the aggregate expenses of the Portfolio, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the advisory and administration fees, exceed the expense limitation of any state having jurisdiction over the Portfolio, the Fund may deduct from the payment to be made to the Administrator under the Administration Agreement, or the Adviser and/or the Administrator will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

                        PURCHASE AND REDEMPTION OF SHARES

          TERMS OF PURCHASE. The Fund reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Portfolios.

          SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closing), (b) when trading in the markets a Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Portfolio's shareholders.

                        DETERMINATION OF NET ASSET VALUE

          AMORTIZED COST PRICING. The valuation of each Portfolio's investment securities is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

          The Board of Directors has established, as a particular responsibility within the overall duty of care owed to each Portfolio's investors, procedures reasonably designed to stabilize the Portfolio's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Portfolio's investment holdings by the Board of Directors, at such intervals as it deems appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets will be valued at fair value as determined in good faith by the Board of Directors.

          The extent of any deviation between a Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board promptly will consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

          NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange and the Custodian are closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                             PERFORMANCE INFORMATION


          Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Portfolio account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and analyzing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Portfolio's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective annualized yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

          Tax equivalent yield is computed by dividing that portion of the yield or effective yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax exempt. Each investor should consult with its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

          Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments held, their maturity and operating expenses. An investor's principal in a Portfolio is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which each Portfolio's price per share is determined.


     Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     Total return is calculated by subtracting the amount of the net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


                             PORTFOLIO TRANSACTIONS

          Portfolio securities ordinarily are purchased directly from the issuer or an underwriter or a market maker for the securities. Usually no brokerage commissions are paid for such purchases. Purchases from underwriters of portfolio securities include a concession paid by the issuer to the underwriter and the purchase price paid to market makers for the securities may include the spread between the bid and asked price. No brokerage commissions have been paid by either Portfolio to date.

          Transactions are allocated to various dealers by the Portfolio's investment personnel in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected to act on an agency basis for research, statistical or other services to enable the Adviser to supplement its own research and analysis with the views and information of other securities firms.


          Research services furnished by brokers through which the Portfolios effect securities transactions may be used by the Adviser in advising other funds or accounts it advises and, conversely, research services furnished to the Adviser by brokers in connection with other funds or accounts the Adviser advises may be used by the Adviser in advising each Portfolio. Although it is not possible to place a dollar value on these services, it is the opinion of the Adviser that the receipt and study of such services should not reduce the overall expenses of its research group.


                  INFORMATION ABOUT THE FUND AND THE PORTFOLIOS

          The Fund is authorized to issue 28 billion 500 million shares of Common Stock (with 3 billion shares allocated to each Portfolio), par value $.001 per share. Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are freely transferable.

          Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Directors or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office. Shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.

          The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. From time to time, other portfolios may be established and sold pursuant to other offering documents.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, the Rule exempts the election of directors from the separate voting requirements of the Rule.

          To date, 28 portfolios have been authorized. All consideration received by the Fund for shares of one of the portfolios, and all assets in which such consideration is invested, belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and expenses of, one portfolio are treated separately from those of the other portfolios.

          Each Portfolio will send annual and semi-annual financial statements to all its shareholders.

                        COUNSEL AND INDEPENDENT AUDITORS

          Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Prospectus.

          KPMG LLP, Two Nationwide Plaza, Columbus, Ohio 43215, independent auditors, has been selected as the Fund's auditors for the year ending December 31, 1999.

                              FINANCIAL STATEMENTS

          The Portfolios' Annual Report to Shareholders for the fiscal year ended December 31, 1998 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

                                    APPENDIX

          Description of the two highest commercial paper, bond, municipal bond and other short- and long-term rating categories assigned by S&P, Moody's, Fitch, Duff & Phelps Credit Rating Co. ("Duff"), and Thomson BankWatch, Inc. ("BankWatch"):

COMMERCIAL PAPER AND SHORT-TERM RATINGS

          The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions pin well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

          The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

          The rating TBW-1 is the highest short-term rating assigned by BankWatch; the rating indicates that the degree of safety regarding timely repayment of principal and interest is very strong. The rating TBW-2 is the second highest short-term rating assigned by BankWatch; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

BOND AND LONG-TERM RATINGS

          Bonds rated AAA are considered by S&P to be the highest grade obligations and possess an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay principal and interest, and in the majority of instances, differ only in small degrees from issues rated AAA.

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger. Moody's applies numerical modifiers 1, 2 and 3 in the Aa rating category. The modifier 1 indicates a ranking for the security in the higher end of this rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of the rating category.

          Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

          Bonds rated AAA by Duff are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than U.S. Treasury debt. Bonds rated AA are considered to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

INTERNATIONAL AND U.S. BANK RATINGS

          A Fitch bank rating represents Fitch's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, Fitch uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, Fitch assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by Fitch to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent Fitch's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

          Description of certain S&P, Moody's and Fitch ratings of Municipal
Obligations:

S&P

MUNICIPAL BOND RATINGS

          An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

          The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA

          Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

          Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the category.

MUNICIPAL NOTE RATINGS

                                      SP-1

          The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                                      SP-2

          The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

Moody's

MUNICIPAL BOND RATINGS

                                       Aaa

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds in the Aa category which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

MUNICIPAL NOTE RATINGS

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short- term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

          A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

          Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                                  MIG 1/VMIG 1

          This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                                  MIG 2/VMIG 2

          This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Fitch

MUNICIPAL BOND RATINGS

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                       AAA

          Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

          Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the rating symbol AA to indicate the relative position of a credit within the rating category.

SHORT-TERM RATINGS

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

          EXCEPTIONALLY STRONG CREDIT QUALITY. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       F-1

          VERY STRONG CREDIT QUALITY. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-2

          GOOD CREDIT QUALITY. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

ISG FUNDS

                                   PROSPECTUS
                                                     MAY 1, 1999

                                   DG CLASS

                                   ISG EQUITY FUNDS

                                   o    International Equity Fund
                                   o    Small-Cap Opportunity Fund
                                   o    Large-Cap Equity Fund

                                   ISG FIXED INCOME FUNDS

                                   o    Government Income Fund
                                   o    Limited Term U.S. Government Fund

                                   ISG TAX-EXEMPT FIXED INCOME FUND

                                   o    Municipal Income Fund

                                   ISG MONEY MARKET FUNDS

                                   o    Prime Money Market Fund
                                   o    Treasury Money Market Fund

MANAGED BY
FIRST AMERICAN NATIONAL BANK

QUESTIONS?
CALL 1-800-852-0045
OR YOUR INVESTMENT REPRESENTATIVE.




AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE FUND SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                               TABLE OF CONTENTS

CAREFULLY REVIEW THIS              DESCRIPTION OF THE FUNDS - OBJECTIVES,
IMPORTANT SECTION TO LEARN         RISK/RETURN AND EXPENSES
ABOUT EACH FUND'S GOAL,
MAIN INVESTMENT STRATEGIES         OVERVIEW
AND RISKS, PAST
PERFORMANCE, AND FEES.             ISG EQUITY FUNDS

                                   INTERNATIONAL EQUITY FUND
                                   SMALL-CAP OPPORTUNITY FUND
                                   LARGE-CAP EQUITY FUND

                                   ISG FIXED INCOME FUNDS

                                   GOVERNMENT INCOME FUND
                                   LIMITED TERM U.S. GOVERNMENT FUND

                                   ISG TAX-EXEMPT FIXED INCOME FUND

                                   MUNICIPAL INCOME FUND

                                   ISG MONEY MARKET FUNDS

                                   PRIME MONEY MARKET FUND
                                   TREASURY MONEY MARKET FUND


REVIEW THIS SECTION FOR            ADDITIONAL INVESTMENT STRATEGIES
ADDITIONAL INFORMATION ON
INVESTMENT STRATEGIES AND          EQUITY FUNDS
RISKS.                             FIXED INCOME FUNDS
                                   TAX-EXEMPT FIXED INCOME FUND
                                   MONEY MARKET FUNDS
                                   APPLICABLE TO ALL FUNDS


REVIEW THIS SECTION FOR            FUND MANAGEMENT
DETAILS ON THE PEOPLE AND
ORGANIZATIONS WHO OVERSEE          INVESTMENT ADVISERS
THE FUNDS.                         PRIMARY PORTFOLIO MANAGERS
                                   ADMINISTRATOR AND DISTRIBUTOR


REVIEW THIS SECTION FOR            SHAREHOLDER INFORMATION
DETAILS ON HOW SHARES ARE
VALUED, HOW TO PURCHASE,           PRICING OF FUND SHARES
SELL AND EXCHANGE SHARES,          PURCHASING AND ADDING TO YOUR SHARES
RELATED CHARGES AND                SELLING YOUR SHARES
PAYMENTS OF DIVIDENDS AND          EXCHANGING YOUR SHARES
DISTRIBUTIONS.                     GENERAL POLICIES ON SELLING SHARES
                                   DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                                   DIVIDENDS, DISTRIBUTIONS AND TAXES


REVIEW THIS SECTION FOR            FINANCIAL HIGHLIGHTS
RECENT FINANCIAL
INFORMATION.                       EQUITY FUNDS
                                   FIXED INCOME FUNDS
                                   TAX-EXEMPT FIXED INCOME FUND
                                   MONEY MARKET FUNDS


WHERE TO LEARN MORE                BACK COVER
ABOUT THE FUNDS

OVERVIEW
--------------------------------------------------------------------------------

THE FUNDS                     DG Class shares of eight ISG Funds are
                              offered by this prospectus. Each ISG Fund has its own investment strategy and risk/return profile.
                              The differences in strategy among the Funds determine the types of securities in which each Fund invests and can be expected to affect the degree of risk each Fund is subject to and its yield or return. The Funds are actively managed and, thus, are subject to manager risk, which is the possibility that poor securities selection will cause the Funds to underperform other funds with similar investment objectives. Because you could lose money by investing in a Fund, be sure to read all risk disclosure carefully before investing. o o You should be aware that ISG Funds:

                              o    Are not bank deposits
                              o Are not guaranteed, endorsed or insured by any bank, financial institution or government entity such as the Federal Deposit Insurance Corporation
                              o Are not guaranteed to achieve their stated goals

                              INFORMATION ON EACH FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMI-ANNUAL REPORT (SEE BACK COVER).

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND EXPENSES

                              EQUITY FUNDS--These Funds seek
                                         capital appreciation and invest
                                         primarily in equity securities,
                                         principally common stocks and, to
                                         a limited extent, preferred
                                         stocks and convertible securities.

WHO MAY WANT TO INVEST?      Consider investing in these Funds if you are:

                             ! seeking a long-term goal such as retirement
                             ! looking to add a growth component to your
                               portfolio
                             ! willing to accept the risks of investing in the
                               stock markets

                             These Funds may not be appropriate if you are:


                             ! pursuing a short-term goal or investing
                               emergency reserves
                             ! uncomfortable with an investment that will
                               fluctuate in value

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND EXPENSES

INTERNATIONAL EQUITY FUND
TICKER SYMBOL:
DG CLASS - N/A

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with capital
                              appreciation.

PRINCIPAL INVESTMENT          The Fund invests primarily in equity securities of
  STRATEGIES                  large non-U.S. companies (i.e., incorporated or
                              organized outside the United States).

                              In choosing stocks for the Fund, the Fund's
                              Sub-Adviser, Lazard Asset Management, looks for established companies in economically developed countries that it believes are undervalued based on their return on total capital or equity. The Sub-Adviser attempts to identify undervalued securities through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and the potential to improve profitability.

                              The Sub-Adviser focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach).


                              The percentage of the Fund's assets invested in particular geographic sectors may shift from time to time in accordance with the judgment of the Adviser and Sub-Adviser. Ordinarily, the Fund invests in at least three different foreign countries. Although the Fund invests primarily in the stocks of companies located in developed foreign countries, it may invest up to 25% of its total assets in typically large companies located, or doing significant business in emerging markets. In addition, the Fund may have substantial investments in American and Global Depositary Receipts.

PRINCIPAL INVESTMENT          The Fund's performance will be influenced by
  RISKS                       political, social and economic factors affecting
                              companies in foreign countries. The securities of foreign issuers fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Foreign securities include special risks such as exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and legal standards. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Fund's holdings or an overall decline in the stock markets of the foreign countries in which the Fund is invested. Emerging market countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries.


                              Value stocks involve the risk that they may never reach what the Sub-Adviser believes is their full market value. They also may decline in price, even though in theory they are already underpriced.

                              The Fund is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single company or industry.



PERFORMANCE BAR CHART AND TABLE
The bar chart and                   YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
table on this page                             CLASS A SHARES
provide some
indication of  the
risks of investing
in the
International Equity                            9.47%
Fund by showing how                           -----------
the Fund has                                    1998
performed.
The bar chart                   The bar chart above does not reflect any
shows the                       applicable sales charges which would reduce
performance of the              returns.
Fund's Class A
shares for its first            -----------------------------------------------
full calendar  year             Best quarter:   Q4    1998  +18.79%
of operations.  The             Worst quarter:  Q3    1998  -19.33%
table  below                    -----------------------------------------------
compares the
performance  of
Class A shares over
time to that  of the
Morgan Stanley Capital
International
Europe, Australia,
Far East ("EAFE")
Index, a widely
recognized, unmanaged index of
foreign securities
representing  major
non-U.S. stock
markets.  Both the
bar chart and the
table assume the
reinvestment of
dividends and distributions.
Class A shares are
not offered by this
prospectus. However, except to
the extent Class A
and DG Class shares
have different
expenses, DG Class
shares should have
substantially
similar annual
returns to Class A
shares since each
class invests in the
same portfolio of
securities.  Of
course, past
performance does not
indicate how the
Fund will perform in
the future.

          AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)

                     Inception     Past      Past 5     Past 10       Since
                       Date        Year      Years      Years        Inception
Class A
(without sales
charge imposed)      8/15/97       9.47%     N/A        N/A            4.48%

EAFE INDEX           7/31/97      20.33%     N/A        N/A            5.62%

FEES AND EXPENSES

If you purchase and          Shareholder
hold shares of the           Transaction
International Equity         Fees (fees
Fund, you will pay           paid by you                      DG CLASS
certain fees and             directly)                        SHARES
expenses, which are
described in the
tables. Shareholder          Maximum sales
transaction fees are         charge (load)
paid from your               on purchases
account. Annual  Fund        AS A % OF
operating expenses           OFFERING PRICE                   None
are paid out of Fund
assets, and are
reflected in the
share price.                 -----------------------------------------------
                             Maximum deferred                 None
                             sales charge
                             (CDSC) AS A
                             % OF LOWER OF
                             PURCHASE OR
                             SALE PRICE


                             Annual Fund                      DG CLASS
                             Operating                        SHARES
                             Expenses
                             (fees paid
                             from Fund assets)
                             ----------------------------------------------
                             Management Fee                   1.00%
                             -----------------------------------------------
                             Distribution (12b-1) Fee          .25%
                             -----------------------------------------------
                             Other Expenses                    .88%
                             -----------------------------------------------
                             Total Annual Fund                2.13%
                             Operating Expenses
                             -----------------------------------------------
                             Fee Waiver And
                             Expense Reimbursement            (.36%)
                             -----------------------------------------------
                             Net Expenses1                    1.77%
                             -----------------------------------------------
----------------------


1 The expenses noted above reflect an agreement by the Adviser to maintain total fund operating expenses for DG Class shares at no more than 1.77% until May 1, 2000, when DG Class shares automatically convert to Class A shares. The expenses noted above do not reflect any other fee waivers or expense reimbursement arrangements that are or were in effect.

EXPENSE EXAMPLE

Use the example at right to           INTERNATIONAL       1           3
help you compare the cost of          EQUITY FUND        Year       Years
investing in the Fund
with the cost of investing in         DG CLASS SHARES    $180        $634
other mutual funds. It
illustrates the amount of
fees and expenses you would
pay based on the expense
reimbursement arrangement
for periods prior to May 1, 2000,
assuming the following:

   o $10,000 investment
   o 5% annual return
   o no changes in the Fund's operating expenses
   o reinvestment of all dividends and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND EXPENSES

SMALL-CAP OPPORTUNITY FUND
TICKER SYMBOL:
DG CLASS -  N/A

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with capital
                              appreciation.

PRINCIPAL INVESTMENT          The Fund invests primarily in equity securities of
  STRATEGIES                  U.S. companies with market capitalizations of less
                              than $1.5 billion.


                              In choosing stocks for the Fund, the Fund's
                              Sub-Adviser, Womack Asset Management, seeks investment opportunities in smaller, well-managed U.S. companies whose shares are undervalued relative to the companies' growth potential. The Sub-Adviser employs a growth-oriented approach which involves fundamental analysis of the company's published financial statements with technical analysis (which relies on price and volume movements of the company's stock) to discern potential and risk.


                              The Sub-Adviser focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach). The Sub-Adviser considers, among other factors:

                                  o   projected earnings growth
                                  o   relative price strength
                                  o   business fundamentals

PRINCIPAL INVESTMENT          Stocks and other equity securities fluctuate in
  RISKS                       price, often based on factors unrelated to the
                              issuers' value, and such fluctuations can be pronounced. The value of your investment in the Fund will fluctuate in response to movements in the stock market and the activities of individual portfolio companies. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in share prices of the Fund's holdings or an overall decline in the stock market.

                              The Fund invests in small-cap companies which carry additional risks. Smaller companies typically have more limited product lines, markets and financial resources, and have less predictable earnings than larger companies and their securities trade less frequently and in more limited volume than those of larger, more established companies. As a result, small-cap stocks and thus the Fund's shares may fluctuate significantly more in value than larger-cap stocks and funds that focus on them. Over time, growth companies are expected to increase their earnings at an above-average rate. If these expectations are not met, the stock price can fall drastically--even if earnings show an absolute increase.

PERFORMANCE BAR CHART AND TABLE


The bar chart and          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
table on this page         CLASS A SHARES
provide some
indication of the
risks of investing         20.26%  -6.61%  59.13%  24.96%  31.80%  -7.21%  28.48%  24.98%  24.41%  -7.20%
in the Small-Cap           ------------------------------------------------------------------------------
Opportunity Fund by        1989     '90     '91     '92     '93     '94     '95     '96     '97     '98
showing  how the
Fund has performed.
The bar chart              The bar chart above does not reflect any
shows how the              applicable sales charges which would reduce returns.
performance of the
Fund's Class A             --------------------------------------------------
shares has varied          Best quarter:      Q4       1992       +26.42%
from year to year.         Worst quarter:     Q3       1998       -23.80%
The table below            --------------------------------------------------
compares the
performance of Class
A shares over time
to that of the
Russell 2000 Index,
a widely recognized,
unmanaged index of
smaller capitalization
common stocks.
Both the bar chart
and the table assume the
reinvestment of dividends and
distributions. Class  A shares are
not offered by this prospectus.
However, except to the extent
Class A and DG Class shares have
different expenses, DG Class shares should have
substantially similar annual returns
to Class A shares since each class invests
in the same portfolio of securities.
Of course, past performance does not
indicate how the Fund will perform in the future.



                             AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)

                            Inception    Past     Past 5      Past 10
                            Date         Year     Years       Years
Class A
(with 3.50% sales
charge  imposed)            1/1/82*     -10.03%   10.39%      17.05%
                          -------------------------------------------
RUSSELL 2000 INDEX                       -2.55%   11.87%      12.92%
                          -------------------------------------------

* The Small-Cap Opportunity Fund commenced operations on 8/1/94 through a transfer of assets from collective trust fund accounts managed by the Adviser's predecessor, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes the performance of these trust accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The trust accounts were not registered with the SEC and were not subject to the investment restrictions imposed by law on registered mutual funds. If these trust accounts had been registered, their returns may have been lower.

 FEES AND EXPENSES

If you purchase and           Shareholder
hold shares of  the           Transaction
Small-Cap Opportunity         Fees (fees                     DG CLASS
Fund, you will pay            paid by you                    SHARES
certain fees and              directly)
expenses, which are
described in  the
tables.  Shareholder          Maximum sales
transaction  fees are         charge (load)
paid from your                on purchases                  3.50%1
account.  Annual Fund         AS A % OF
operating expenses            OFFERING PRICE
are paid out of Fund
assets, and are
reflected in the
share price.

                              -----------------------------------------------
                              Maximum deferred             None2
                              sales charge
                              (CDSC) AS A
                              % OF LOWER OF
                              PURCHASE OR
                              SALE PRICE

                              Annual Fund                  DG CLASS
                              Operating                    SHARES
                              Expenses
                              (fees paid
                              from
                              Fund assets)
                              -----------------------------------------------
                              Management Fee               .95%
                              -----------------------------------------------
                              Distribution (12b-1) Fee     .25%
                              -----------------------------------------------
                              Other Expenses               .46%
                              -----------------------------------------------
                              Total Annual
                              Fund Operating              1.66%
                              Expenses
                              -----------------------------------------------
                              Fee Waiver And
                              Expense Reimbursement       (.33%)
                              -----------------------------------------------
                              Net Expenses3               1.33%
                              -----------------------------------------------


-------------------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of up to .50% if sold within one year of purchase.

3 The expenses noted above reflect an agreement by the Adviser to maintain total fund operating expenses for DG Class shares at no more than 1.33% until May 1, 2000, when DG Class shares automatically convert to Class A shares. The expenses noted above do not reflect any other fee waivers or expense reimbursement arrangements that are or were in effect.

EXPENSE EXAMPLE

Use the example at right to      SMALL-CAP                 1           3
help you compare the cost of     OPPORTUNITY  FUND       Year       Years
investing in the Fund
with the cost of investing       DG CLASS SHARES        $481        $825
in other mutual funds. It
illustrates the amount of        -------------------------------------------
fees and expenses you would
pay based on the expense
reimbursement arrangement
for periods prior to May 1, 2000,
assuming the following:

   o $10,000 investment
   o 5% annual return
   o no changes in the Fund's
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

LARGE-CAP EQUITY FUND
TICKER SYMBOL:
DG CLASS - N/A

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with long-term
                              capital appreciation and, as a secondary objective, current income.

PRINCIPAL INVESTMENT          The Fund invests primarily in equity securities of
  STRATEGIES                  large U.S. companies with market capitalizations
                              over $1 billion that the Adviser believes have the potential to provide capital appreciation and growth of income.

                              In choosing stocks for the Fund, the Adviser's strategy is to select well managed U.S. companies that have demonstrated sustained patterns of profitability, strong balance sheets, and the potential to achieve predictable, above-average earnings growth. The Adviser also looks for companies that pay above-average dividends. The Adviser seeks to diversify the Fund's portfolio within the various industries typically comprising, what the Adviser believes to be, the classic growth segments of the U.S. economy:
                              Technology, Consumer Non-Durables, Health Care, Business Equipment and Services, Retail, and Capital Goods.

                              The Fund invests for long-term growth rather than short-term profits.

PRINCIPAL INVESTMENT          Stocks and other equity securities fluctuate in
  RISKS                       price, often based on factors unrelated to the
                              issuers' value, and such fluctuations can be pronounced. The value of your investment in the Fund will fluctuate in response to movements in the stock market and the activities of individual portfolio companies. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Fund's holdings or an overall decline in the stock market.

                              Over time, growth companies are expected to increase their earnings at an above-average rate. If these expectations are not met, the stock price can fall drastically--even if earnings show an absolute increase.


                              The risks and returns of different industries can vary over the long-term and short-term. Because of this, the Fund's performance could suffer during times when the stocks of companies in the classic growth industries in which it is invested are out of favor.

PERFORMANCE BAR CHART AND TABLE


The bar chart and             YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
table on this page            CLASS A SHARES
provide some
indication of the
risks  of investing           5.60%   1.78%   34.99%   17.63%   35.93%  37.87%
in the Large-Cap              -------------------------------------------------
Equity Fund by                1993    '94     '95     '96       '97     '98
showing how the Fund
has performed.                The bar chart above does not reflect any
The bar chart                 applicable sales charges which  would reduce
shows how the                 returns.
performance of the            -------------------------------------------------
Fund's Class A                Best quarter:     Q4      1998      +24.83%
shares has varied             Worst quarter:    Q3      1998      - 5.95%
from year to year.
The table below
compares the
performance of Class
A shares over time
to that of the S&P
500(R)Index, a widely
recognized, unmanaged
 index of common stocks.
Both the bar chart and the
table assume the
reinvestment of dividends and
distributions. Class A shares are
not offered by this prospectus.
However, except to the extent
Class A and DG Class shares have
different expenses, DG Class
shares should have substantially similar annual returns to Class A shares since each class invests in the same portfolio of securities. Of course, past performance does not indicate how the Fund will perform in the future.


                             AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)

                             Inception     Past    Past 5    Past 10     Since
                             Date          Year    Years     Years     Inception
Class A
(with 3.50% sales
charge imposed)              8/3/92        32.71%  24.01%    N/A        20.51%

S&P 500(R)INDEX             7/31/92        28.74%  24.08%    N/A        20.82%


FEES AND EXPENSES


If you purchase and          Shareholder
hold shares of  the          Transaction
Large-Cap Equity             Fees (fees
Fund, you will pay           paid by you                 DG CLASS
certain fees and             directly)                   SHARES
expenses, which are
described in the
tables.   Shareholder        Maximum sales
transaction fees are         charge (load)
paid from your               on purchases                 3.50%1
account. Annual Fund         AS A % OF
operating expenses           OFFERING PRICE
are paid out of Fund
assets, and are
reflected in the
share price.
                             -----------------------------------------------
                             Maximum deferred           None2
                             sales charge
                             (CDSC) AS A
                             % OF LOWER OF
                             PURCHASE OR
                             SALE PRICE

                             Annual Fund                 DG CLASS
                             Operating Expenses          SHARES
                             (fees paid from
                             Fund assets)
                             -----------------------------------------------
                             Management Fee              .75%
                             -----------------------------------------------
                             Distribution (12b-1) Fee    .25%
                             -----------------------------------------------
                             Other Expenses              .35%
                             -----------------------------------------------
                             Total Annual
                             Fund Operating             1.35%
                             Expenses
                             -----------------------------------------------
                             Fee Waiver
                             And Expense
                             Reimbursement              (.31%)
                             -----------------------------------------------
                             Net Expenses3              1.04%
                             -----------------------------------------------

------------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.
2 Shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of up to .50% if sold within one year of purchase.
3 The expenses noted above reflect an agreement by the Adviser to maintain total fund operating expenses for DG Class shares at no more than 1.04% until May 1, 2000, when DG Class shares automatically convert to Class A shares. The expenses noted above do not reflect any other fee waivers or expense reimbursement arrangements that are or were in effect.

EXPENSE EXAMPLE

Use the example at right to      LARGE-CAP EQUITY FUND       1           3
help you compare the cost of                                Year       Years
investing in the Fund
with the cost of investing in    DG CLASS SHARES            $452        $734
other mutual funds. It           ---------------------------------------------
illustrates the amount of
fees and expenses you would
pay, based on the expense
reimbursement arrangement
for periods prior to May 1, 2000,
assuming the following:

   o $10,000 investment
   o 5% annual return
   o no changes in the Fund's
     operating expenses
   o reinvestment of all
     dividends and distributions

Because actual returns and operating
expenses will be different,
this example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES


                     FIXED INCOME FUNDS--These Funds seek current income and
                               invest primarily in fixed income
                               securities, such as  U.S. Government securities.

WHO MAY WANT TO              Consider investing in these Funds if you are:
INVEST?

                             ! looking to add a monthly income component to
                               your portfolio
                             ! willing to accept the risks of price and dividend
                               fluctuations

                             These Funds may not be appropriate if you are:


                             ! investing emergency reserves
                             ! uncomfortable with an investment that will
                               fluctuate in value

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

GOVERNMENT INCOME FUND
TICKER SYMBOL:
DG CLASS - N/A

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with current
                              income.

PRINCIPAL INVESTMENT          The Fund invests primarily in securities issued or
  STRATEGIES                  guaranteed as to payment of principal and interest
                              by the U.S. Government, its agencies or
                              instrumentalities.


                              The Fund also may enter into repurchase agreements and, for additional yield, invest in high quality (AA/Aa) corporate bonds, mortgage-related securities, asset-backed securities and bank obligations. The Fund may purchase securities of any maturity. Generally, the average maturity of the Fund's investments is less than 10 years.


PRINCIPAL INVESTMENT          Prices of fixed income securities, including U.S.
  RISKS                       Government securities, tend to move inversely with
                              changes in interest rates. The most immediate effect of a rise in rates is usually a drop in the prices of such securities, and therefore in the Fund's share price as well. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A security backed by the U.S. Government is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value of such securities nor the Fund's share price is guaranteed. As a result, the value of your investment in the Fund will fluctuate and you could lose money by investing in the Fund.

                              The Fund's investments in corporate bonds also are subject to credit risk, which is the risk that the issuer of the security will fail to make timely payments of interest or principal, or otherwise honor its obligations. Credit risk includes the possibility that any of the Fund's investments will have its credit rating downgraded or will default.

                              Mortgage-related and asset-backed securities, which are derivative instruments, are subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. If the borrowers prepay some or all of the principal owed to the issuer much earlier than expected, the Fund may have to replace the security by investing the proceeds in a less attractive security which could reduce the Fund's share price or yield.


PERFORMANCE BAR CHART AND TABLE


The bar chart and             YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
table on this page            CLASS A SHARES
provide some
indication of the             9.62%   -3.44%  16.73%   2.45%    8.76%    8.95%
risks of investing            -------------------------------------------------
in the Government              1993     '94     '95     '96      '97      '98
Income Fund by
showing how the Fund             The bar chart above does not reflect any
has performed.                  applicable sales charges which  would
The bar chart shows              reduce returns.
how the performance
of the Fund's  Class A         Best  quarter:     Q2    1995       +5.79%
shares has varied              Worst quarter:     Q1    1994       -2.81%
from year to year.
The table below
compares the
performance of Class
A shares over time
to that of the
Merrill Lynch Corporate/Government
Master Index, a recognized,
unmanaged index
of U.S. Government and investment
grade corporate bonds. Both the
bar chart and
the table assume the reinvestment
of dividends and distributions.
Class A shares
are not offered by this prospectus.
However, except to the extent Class A and DG
Class shares have different expenses,
DG Class shares should have substantially similar annual returns to Class
A shares since each class invests
in the same
portfolio of securities. Of course,
past performance does not indicate how the Fund will perform in the future.


                               AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)

                               Inception    Past     Past 5   Past 10    Since
                               Date         Year     Years    Years   Inception
Class A
(with 2.00% sales
charge imposed)                8/3/92      6.71%     5.91%    N/A       6.67%

MERRILL LYNCH                 7/31/92      9.53%     7.34%    N/A       7.82%
CORP./GOV'T
MASTER INDEX

FEES AND EXPENSES

If you purchase and           Shareholder
hold shares of the            Transaction
Government Income             Fees (fees
Fund, you will pay            paid by you           DG CLASS
certain fees and              directly)             SHARES
expenses, which are
described in the
tables. Shareholder           Maximum sales
transaction fees are          charge (load)
paid from your                on purchases           2.00%1
account. Annual Fund          AS A % OF
operating expenses            OFFERING PRICE
are paid  out of Fund
assets, and are
reflected  in the
share price.                  -----------------------------------------------
                              Maximum deferred             None2
                              sales charge
                              (CDSC)
                              AS A % OF
                              LOWER OF
                              PURCHASE OR
                              SALE PRICE


                              Annual Fund                  DG CLASS
                              Operating Expenses           SHARES
                              (fees paid from
                              Fund assets)
                              -----------------------------------------------
                              Management Fee               .60%
                              -----------------------------------------------
                              Distribution (12b-1)  Fee    .25%
                              -----------------------------------------------
                              Other Expenses               .38%
                              -----------------------------------------------
                              Total Annual Fund           1.23%
                              Operating Expenses
                              -----------------------------------------------
                              Fee Waiver And
                              Expense Reimbursement       (.32%)
                              -----------------------------------------------
                              Net Expenses3                .91%
                              -----------------------------------------------


-------------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.
2 Shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of up to .50% if sold within one year of purchase.
3 The expenses noted above reflect an agreement by the Adviser to maintain total fund operating expenses for DG Class shares at no more than .91% until May 1, 2000, when DG Class shares automatically convert to Class A shares. The expenses noted above do not reflect any other fee waivers or expense reimbursement arrangements that are or were in effect.

EXPENSE EXAMPLE

Use the example at right to         GOVERNMENT INCOME FUND      1           3
help you compare the cost                                      Year       Years
of investing in the Fund
with the cost of investing          DG CLASS SHARES            $291        $552
in other mutual funds. It
illustrates the amount of           --------------------------------------------
fees and expenses you would pay
based on the expense reimbursement
arrangement for periods prior to
May 1, 2000, assuming the following:

    o $10,000 investment
    o 5% annual return
    o no changes in the Fund's operating expenses
    o reinvestment of all dividends and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

LIMITED TERM U.S. GOVERNMENT FUND
TICKER SYMBOL:
DG CLASS - N/A

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with high
                              current income without assuming undue risk.

PRINCIPAL INVESTMENT          The Fund invests in securities issued or
  STRATEGIES                  guaranteed as to payment of principal and interest
                              by the U.S. Government, its agencies or
                              instrumentalities, and enters into repurchase agreements in respect of such securities.

                              In choosing U.S. Government securities for the Fund, the Adviser follows a controlled duration strategy which limits how much the Fund's portfolio duration will differ from its benchmark--the Merrill Lynch 1 - 5 Year Government Bond Index. Typically, the Fund will have a portfolio duration between one and four years and a dollar weighted average portfolio life between one and five years, depending on market conditions. Duration is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. For example, the market price of a bond with a duration of three years should decline 3% if interest rates rise 1%. Conversely, the market price of the same bond should increase 3% if interest rates fall 1%. The market price of a bond with a duration of six years should increase or decline twice as much as the market price of a bond with a three-year duration.

PRINCIPAL INVESTMENT          Prices of U.S. Government securities tend to move
  RISKS                       inversely with changes in interest rates. The most
                              immediate effect of a rise in rates is usually a drop in the prices of such securities, and therefore in the Fund's share price as well.
                              Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A security backed by the U.S.
                              Government is guaranteed only as to timely payment of interest and principal when held to maturity.
                              Neither the market value of such securities nor the Fund's share price is guaranteed. As a result, the value of your investment in the Fund will fluctuate and you could lose money by investing in the Fund.

 PERFORMANCE BAR CHART AND TABLE


The bar chart and            YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
table on this page           CLASS A SHARES
provide some
indication of  the           11.09%  8.11%  12.70%  5.51%  7.04%  -1.02%  10.88%  2.68%  6.18%  6.69%
risks of investing           ------------------------------------------------------------------------
in the Limited Term
U.S. Government              1989    '90    '91      '92   '93     '94    '95    '96      '97    '98
Fund by showing how
the Fund has                 The bar chart above does not reflect any
performed.                   applicable sales charges which would reduce returns.
The bar chart
shows how  the               Best quarter:         Q2    1989          +5.65%
performance of the           Worst quarter:        Q1    1992          -1.41%
Fund's  Class A
shares has varied
from  year to year.
The table below
compares the
performance of Class A shares
over time to that of the Merrill
Lynch 1 - 5 Year Government Bond
Index, a recognized, unmanaged
index of short-term U.S. Government securities.
Both the bar chart and the table
assume the reinvestment of dividends and
distributions. Class A shares are
not offered by this prospectus. However,
except to the extent Class A and DG
Class shares have different expenses, DG
Class shares should have substantially
similar annual returns to Class A shares
since each class invests in the same
portfolio of securities. Of course, past
performance does not indicate how the
Fund will perform in the future.


                              AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)

                             Inception     Past     Past 5    Past 10
                             Date          Year     Years     Years
Class A
(with 2.00% sales
charge imposed)             12/31/86*      4.55%    4.67%     6.94%

MERRILL LYNCH 1-5                          7.67%    6.20%     7.87%
YEAR GOV'T BOND INDEX

* The Limited Term U.S. Government Fund commenced operations on 2/28/97 through a transfer of assets from collective trust fund accounts managed by the Adviser, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes the performance of these trust accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The trust accounts were not registered with the SEC and were not subject to the investment restrictions imposed by law on registered mutual funds. If these trust accounts had been registered, their returns may have been lower.

FEES AND EXPENSES

If you purchase and                 Shareholder
hold shares of the                  Transaction
Limited Term U.S.                   Fees (fees
Government Fund, you                paid by you                   DG CLASS
will pay certain fees               directly)                     SHARES
and  expenses, which
are described in the
tables.  Shareholder                Maximum sales
transaction  fees are               charge (load)
paid from your                      on purchases                   2.00%1
account.  Annual Fund               AS A % OF
operating expenses                  OFFERING PRICE
are paid out of Fund
assets, and are
reflected in the
share price.                      ---------------------------------------------
                                   Maximum deferred                 None2
                                   sales charge
                                   (CDSC) AS A
                                   % OF LOWER OF
                                   PURCHASE OR
                                   SALE PRICE



                                   Annual Fund                  DG CLASS
                                   Operating Expenses            SHARES
                                   (fees paid from
                                   Fund assets)
                                 -----------------------------------------------
                                   Management Fee                .50%
                                 -----------------------------------------------
                                   Distribution (12b-1) Fee      .25%
                                 -----------------------------------------------
                                   Other Expenses                .79%
                                 -----------------------------------------------
                                   Total Annual
                                   Fund Operating               1.54%
                                   Expenses
                                 -----------------------------------------------
                                   Fee Waiver
                                   And Expense
                                   Reimbursement                (.32)%
                                 -----------------------------------------------
                                   Net Expenses3                1.22%
                                 -----------------------------------------------



1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of up to .50% if sold within one year of purchase.

3 The expenses noted above reflect an agreement by the Adviser to maintain total fund operating expenses for DG Class shares at no more than 1.22% until May 1, 2000, when DG Class shares automatically convert to Class A shares. The expenses noted above do not reflect any other fee waivers or expense reimbursement arrangements that are or were in effect.

EXPENSE EXAMPLE

Use the example at right             LIMITED TERM                1         3
to help you compare the              U.S. GOVERNMENT FUND      Year       Years
cost of investing in the Fund
with the cost of investing in        DG CLASS SHARES          $322        $647
other mutual funds. It               ------------------------------------------
illustrates the amount of
fees and expenses you would
pay based on the expense reimbursement
arrangement for periods prior to
May 1, 2000, assuming the following:

    o $10,000 investment
    o 5% annual return
    o no changes in the Fund's operating expenses
    o reinvestment of all dividends and distributions

Because actual returns and operating
expenses will be different,
this example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

                      TAX-EXEMPT FIXED INCOME FUND--This Fund seeks tax-exempt
                           income and invests primarily in Municipal
                           Obligations which are exempt from Federal income tax.

WHO MAY WANT          Consider investing in this Fund if you are:
 TO INVEST?
                      !    looking to reduce Federal taxes on investment income
                      !    seeking monthly Federal tax-exempt dividends
                      !    willing to accept the risks of price and dividend
                           fluctuations

                      This Fund may not be appropriate if you are:


                      !    investing through a tax-exempt retirement plan
                      !    uncomfortable with an investment that will
                           fluctuate in value

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

MUNICIPAL INCOME FUND
TICKER SYMBOL:
DG CLASS - N/A

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with current
                              income exempt from Federal income tax.

PRINCIPAL INVESTMENT          The Fund normally invests substantially all of its
  STRATEGIES                  assets in municipal obligations that provide
                              income exempt from Federal income tax. Municipal obligations are debt obligations issued by states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities. The Fund invests in investment grade municipal obligations or the unrated equivalent as determined by the Adviser. The
                              Adviser evaluates municipal obligations based on credit quality, financial outlook and yield potential, and seeks to diversify the Fund's investments across several different states, sectors and issuers. The Fund may purchase securities of any maturity. Generally, the average maturity of the Fund's investments is primarily between one and five and six and ten years.

PRINCIPAL INVESTMENT          The Fund's investments in municipal obligations
  RISKS                       will be subject primarily to interest rate and
                              credit risk. Prices of municipal obligations tend to move inversely with changes in interest rates.
                              The most immediate effect of a rise in rates is usually a drop in the prices of such securities, and therefore in the Fund's share price as well.
                              Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to replace such called security with a lower yielding security. If that were to happen, it could decrease the Fund's dividends. As a result, the value of your investment in the Fund will fluctuate and you could lose money by investing in the Fund. The
                              Fund's investments also are subject to credit risk, which is the risk that the issuer of the security will fail to make timely payments of interest or principal, or to otherwise honor its obligations. Credit risk includes the possibility that any of the Fund's investments will have its credit rating downgraded or will default. Although the Fund's objective is to generate income exempt from Federal income tax, interest from some of the Fund's holdings may be subject to the Federal alternative minimum tax.

PERFORMANCE BAR CHART AND TABLE


The bar chart and             Year-by-Year Total Returns as of 12/31 for
table on this page            Class A Shares
provide some
indication of the             12.75%  -6.83%  16.80%  3.62%  7.77%  5.33%
risks of investing            -------------------------------------------
in the Municipal              1993     '94    '95     '96    '97    '98
Income Fund by
showing how the Fund        The bar chart above does not reflect any
has performed.              applicable sales charges which would reduce returns.
The bar chart shows
how the performance              Best  quarter:       Q1     1995     +7.67%
of the Fund's  Class A           Worst quarter:       Q1     1994     -5.79%
shares has varied
from year to year.
The table below
compares the
performance of Class
A shares over time to that
of the Lehman Brothers Municipal
Bond Index, a recognized, unmanaged
index of investment grade municipal
obligations. Both the
bar chart and the table assume the
reinvestment of dividends and
distributions.
Class A shares are
not offered by this
prospectus. However, except
to the extent Class A and DG Class shares have different expenses, DG
Class shares should have
substantially similar annual
returns to Class A shares since
each class invests in the same portfolio of securities. Of course, past performance does not indicate how the
Fund will perform in the future.


                            AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)

                            Inception    Past     Past 5     Past 10     Since
                            Date         Year     Years      Years    Inception
Class A
(with 2.00% sales
charge imposed)            12/29/92      3.20%    4.75%       N/A       6.02%

LEHMAN BROTHERS            12/01/92      5.84%    6.10%       N/A       7.29%
MUNICIPAL BOND
INDEX

FEES AND EXPENSES

If you purchase and        Shareholder
hold shares of the         Transaction
Municipal Income           Fees (fees
Fund, you  will pay        paid by you                     DG CLASS
certain fees and           directly)                       SHARES
expenses,  which are
described in the
tables.   Shareholder      Maximum sales
transaction fees are       charge (load)
paid from your             on purchases                    2.00%1
account. Annual Fund       AS A % OF
operating expenses         OFFERING PRICE
are paid  out of Fund
assets, and are
reflected  in the
share price.               -----------------------------------------------
                           Maximum deferred                 None2
                           sales charge
                           (CDSC) AS A
                           % OF LOWER OF
                           PURCHASE OR
                           SALE PRICE


                           Annual Fund                 DG CLASS
                           Operating Expenses          SHARES
                           (fees paid from
                           Fund assets)
                           -----------------------------------------------
                           Management Fee              .60%
                           -----------------------------------------------
                           Distribution (12b-1) Fee    .25%
                           -----------------------------------------------
                           Other Expenses              .56%
                           -----------------------------------------------
                           Total Annual Fund          1.41%
                           Operating Expenses
                           -----------------------------------------------
                           Fee Waiver And
                           Expense Reimbursement      (.51%)
                           -----------------------------------------------
                           Net Expenses3               .90%
                           -----------------------------------------------


-------------------------


1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of up to .50% if sold within one year of purchase.

3 The expenses noted above reflect an agreement by the Adviser to maintain total fund operating expenses for DG Class shares at no more than .90% until May 1, 2000, when DG Class shares automatically convert to Class A shares. The expenses noted above do not reflect any other fee waivers or expense reimbursement arrangements that are or were in effect.


EXPENSE EXAMPLE

Use the example at right           MUNICIPAL INCOME FUND       1           3
to help you compare the                                       Year       Years
cost of investing in the Fund
with the cost of investing         DG CLASS SHARES            $290        $590
in other mutual funds. It          -------------------------------------------
illustrates the amount of
fees and expenses you would
pay based on the expense reimbursement
arrangement for periods prior to
May 1, 2000, assuming the following:

    o $10,000 investment
    o 5% annual return
    o no changes in the Fund's operating expenses
    o reinvestment of all dividends and distributions

Because actual returns and operating
expenses will be different,
this example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

                     MONEY MARKET FUNDS--These Funds seek current income and
                             liquidity and invest primarily in short-term securities and will seek to maintain a stable price of $1.00 per share. An investment in these Funds is not insured or guaranteed by the FDIC or any other government agency.

WHO MAY WANT TO              Consider investing in these Funds if you are:
INVEST?
                             !  seeking preservation of capital
                             !  investing short-term reserves
                             !  willing to accept lower potential returns in
                                exchange for a higher degree of safety

                             These Funds may not be appropriate if you are:

                             !  seeking high total returns
                             ! pursuing a long-term goal or investing for retirement

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

PRIME MONEY MARKET FUND
TICKER SYMBOL:
DG CLASS - N/A

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with as high a
                              level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT          The Fund invests in a diversified portfolio of
  STRATEGIES                  high-quality, short-term U.S. dollar-denominated
                              debt securities, including the following:

                              o obligations issued or guaranteed by the U.S.
                                Government or its agencies or instrumentalities
                              o certificates of deposit, time deposits, bankers'
                                acceptances and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches
                              o domestic and foreign commercial paper
                                and other short-term corporate debt obligations, including those with floating or variable rates of interest

                              o obligations issued or guaranteed by one
                                or more foreign governments or their
                                agencies or instrumentalities,
                                including obligations of supranational entities
                              o asset-backed securities
                              o repurchase agreements collateralized by the
                                types of securities listed  above

                              The Fund buys and sells securities based on considerations of safety of principal and liquidity, which means that the Fund may not necessarily invest in securities paying the highest available yield at a particular time. The Fund will attempt to increase its yield by trading to take advantage of short-term market variations. The Adviser evaluates Fund investments based on credit analysis and the interest rate outlook.

                              The Fund normally will invest at least 25% of its total assets in domestic or foreign bank obligations.

                              Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                              The Fund is subject to the risk that changes in interest rates will affect the yield or value of the Fund's investments in debt securities.

                              The Fund's investments also are subject to credit risk, which is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. Credit risk includes the possibility that any of the Fund's investments will have its credit rating downgraded or will default.

PERFORMANCE BAR CHART AND TABLE


The bar chart and            YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
table on this  page          CLASS A SHARES
provide some
indication of  the           5.51%    4.88%    4.90%     4.85%
risks of investing           ----------------------------------
in the Prime  Money          1995      '96      '97       '98
Market Fund by
showing  how the
Fund has performed.           Best  quarter:    Q2   1995  + 1.37%
The bar chart                 Worst quarter:    Q4   1998  + 1.15%
shows how the
performance of the
Fund's Class A
shares has varied
from year to year.
Both the bar chart
and the table assume
the reinvestment of
dividends and
distributions.
Class A shares are
not offered by this
prospectus.
However, except to
the extent Class A
and DG Class shares
have different
expenses, DG Class
shares should have
substantially
similar annual
returns to Class A
shares since each
class invests in
the same portfolio
of securities.  Of
course, past
performance does not
 indicate how the
Fund will perform in the future.


                               AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)

                               Inception    Past     Past 5   Past 10    Since
                               Date         Year     Years    Years    Inception

Class A                        3/29/94      4.85%     N/A      N/A       4.89%


As of December 31, 1998, the Fund's 7-day yield for Class A was 4.69%. Without fee waivers and expense reimbursements, the Fund's yield would have been 4.68% for this time period. For current yield information on the Fund, call 1-800-852-0045. The Fund's yield appears in THE WALL STREET JOURNAL each THURSDAY.

FEES AND EXPENSES

If you purchase and            Shareholder
hold shares of  the            Transaction
Prime Money Market             Fees (fees
Fund, you  will pay            paid by you                   DG CLASS
certain fees and               directly)                     SHARES
expenses,  which are
described in the
tables.   Shareholder          Maximum sales
transaction fees are           charge (load)
paid from your                 on purchases                   None
account. Annual  Fund          AS A % OF
operating expenses             OFFERING PRICE
are paid  out of Fund
assets, and are
reflected  in the
Fund's yield.                  -----------------------------------------------
                                Maximum deferred              None
                                sales charge
                                (CDSC)  AS A
                                % OF LOWER OF
                                PURCHASE OR
                                SALE PRICE


                                Annual Fund                 DG CLASS
                                Operating Expenses          SHARES
                                (fees paid from
                                Fund assets)
                                -----------------------------------------------
                                Management Fee               .25%
                                -----------------------------------------------
                                Distribution (12b-1) Fee     None
                                -----------------------------------------------
                                Other Expenses               .57%
                                -----------------------------------------------
                                Total Annual Fund            .82%
                                Operating Expenses
                                -----------------------------------------------
                                Fee Waiver
                                And Expense
                                Reimbursement               (.16%)
                               -----------------------------------------------
                                Net Expenses1                .66%
                               -----------------------------------------------


-------------

1 The expenses noted above reflect an agreement by the Adviser to maintain total fund operating expenses for DG Class shares at no more than .66% until May 1, 2000, when DG Class shares automatically convert to Class A shares. The expenses noted above do not reflect any other fee waivers or expense reimbursement arrangements that are or were in effect.


EXPENSE EXAMPLE

Use the example at right            PRIME MONEY MARKET        1           3
to help you compare the             FUND                    Year       Years
cost of investing in the Fund
with the cost of investing          DG CLASS SHARES         $67        $246
in other mutual funds. It           ----------------------------------------
illustrates the amount of
fees and expenses you would
pay based on the expense
reimbursement arrangement
for periods prior to May 1, 2000,
assuming the following:

    o $10,000 investment
    o 5% annual return
    o no changes in the Fund's operating expenses
    o reinvestment of all dividends and distributions

Because actual returns and operating
expenses will be different,
this example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

TREASURY MONEY MARKET FUND
TICKER SYMBOL:

DG CLASS - N/A

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with as high a
                              level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT          The Fund invests primarily in U.S. Treasury
  STRATEGIES                  securities and repurchase agreements in respect
                              thereof. The Fund may invest up to 35% of its assets in other securities guaranteed as to payment of principal and interest by the U.S.
                              Government and repurchase agreements in respect thereof.

                              The income from the Fund's investment in direct obligations of the United States is exempt from state and local, but not Federal, income taxes. Dividends and distributions attributable to income from repurchase agreements may be subject to Federal, state and local taxes.

                              The Fund invests based on considerations of safety of principal and liquidity, which means that the Fund may not necessarily invest in securities paying the highest available yield at a particular time. The Fund will attempt to increase its yield by trading to take advantage of short-term market variations. The Adviser generally evaluates investments based on interest rate sensitivity.

PRINCIPAL INVESTMENT          Although the Fund seeks to preserve the value of
  RISKS                       your investment at $1.00 per share, it is possible
                              to lose money by investing in the Fund. The Fund is subject to the risk that changes in interest rates will affect the yield or value of the Fund's investments.

                              A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value of such securities nor the Fund's share price is guaranteed.

PERFORMANCE BAR CHART AND TABLE


The bar chart and            YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
table on this page           CLASS A SHARES
provide some
indication of the
risks of investing           2.06%  4.05%   5.41%    4.78%   4.78%   4.68%
in the Treasury              ---------------------------------------------
Money Market Fund by         1993    '94    '95       '96    '97     '98
showing how the
Fund has performed.
The bar chart                  Best quarter:            Q2  1995   +1.36%
shows how the                  Worst quarter:           Q3  1993   + .60%
performance of the
Fund's Class A shares has
varied from year to year.
Both the bar chart and the
table assume the reinvestment
of dividends and distributions.
Class A shares are
not offered by this prospectus.
However, except to the extent Class A and DG
Class shares have different expenses,
DG Class shares should have substantially similar annual returns to Class A shares since each class invests in the same portfolio of securities. Of course, past performance does not indicate how the
Fund will perform in the future.


                               AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)

                               Inception    Past     Past 5   Past 10    Since
                               Date         Year     Years    Years   Inception

Class A                        10/1/92*     4.68%    4.74%     N/A      4.29%


As of December 31, 1998, the Fund's 7-day yield for Class A was 4.22%. Without fee waivers and expense reimbursements, the Fund's yield would have been 4.21% for this time period. For current yield information on the Fund, call 1-800-852-0045. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

* The Treasury Money Market Fund commenced operations on 3/29/94 through a transfer of assets from collective trust fund accounts managed by the Adviser, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes the performance of these trust accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The trust accounts were not registered with the SEC and were not subject to the investment restrictions imposed by law on registered mutual funds. If these trust accounts had been registered, their returns may have been lower.


FEES AND EXPENSES

If you purchase and           Shareholder
hold shares of  the           Transaction
Treasury Money Market         Fees (fees
Fund,  you will pay           paid by you                   DG CLASS
certain fees and              directly)                      SHARES
expenses, which are
described in  the
tables.  Shareholder          Maximum sales
transaction  fees are         charge (load)
paid from your                on purchases                   None
account.  Annual Fund         AS A % OF
operating expenses            OFFERING PRICE
are paid out of Fund
assets, and are
reflected in the
Fund's yield.                 ------------------------------------------------
                              Maximum deferred               None
                              sales charge
                              (CDSC)  AS A
                              % OF LOWER OF
                               PURCHASE OR
                              SALE PRICE


                              Annual Fund                 DG CLASS
                              Operating Expenses          SHARES
                              (fees paid from
                              Fund assets)
                             ------------------------------------------------
                              Management Fee              .25%
                             ------------------------------------------------
                              Distribution (12b-1) Fee    None
                             ------------------------------------------------
                              Other Expenses              .53%
                             ------------------------------------------------
                              Total Annual Fund           .78%
                              Operating Expenses
                             ------------------------------------------------
                              Fee Waiver
                              And Expense
                              Reimbursement              (.18%)
                             ----------------------------------------------
                              Net Expenses1               .60%
                             -----------------------------------------------


-------------------

1 The expenses noted above reflect an agreement by the Adviser to maintain total fund operating expenses for DG Class shares at no more than .60% until May 1, 2000, when DG Class shares automatically convert to Class A shares. The expenses noted above do not reflect any other fee waivers or expense reimbursement arrangements that are or were in effect.


EXPENSE EXAMPLE

Use the example at right              TREASURY MONEY MARKET     1           3
to help you compare the               FUND                     Year       Years
cost of investing in the Fund
with the cost of investing in         DG CLASS SHARES          $61        $231
other mutual funds. It illustrates    -----------------------------------------
the amount of fees and expenses
you would pay based on the expense
reimbursement arrangement
for periods prior to May 1, 2000,
assuming the following:

    o $10,000 investment
    o 5% annual return
    o redemption at the end of each period
    o no changes in the Fund's operating expenses
    o reinvestment of all dividends and distributions

Because actual returns and operating
expenses will be different,
this example is for comparison only.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

EQUITY FUNDS

INTERNATIONAL EQUITY FUND--The Fund will invest at least 65% of its total assets in equity securities of non-United States companies (i.e., incorporated or organized outside the United States). Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in the equity securities of companies within not less than three different countries (not including the United States).

Foreign securities held by the Fund may trade on days when the Fund does not calculate its NAV and thus affect the Fund's NAV on days when investors have no access to the Fund.

The Fund is not required to invest exclusively in common stocks or other equity securities, and, if deemed advisable, the Fund may invest, to a limited extent, in fixed income securities and money market instruments. The Fund will not invest in fixed income securities rated lower than A by a credit rating agency, such as Moody's, S&P, Fitch or Duff, or, if unrated, deemed to be of comparable quality by the Adviser.

The Fund may engage in foreign currency transactions to hedge the Fund's portfolio or increase returns. The Fund's success in these transactions will depend principally on the Sub-Adviser's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

The Fund also may engage in short-selling, which involves selling a security it does not own in anticipation of a decline in the market price of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it later in the market. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

SMALL-CAP OPPORTUNITY FUND--The Fund will invest at least 65% of its total assets in small-cap equity securities. The Fund also may invest in debt securities of domestic issuers rated no lower than investment grade (Baa/BBB) by a credit rating agency, or, if unrated, deemed to be of comparable quality by the Adviser.

LARGE-CAP EQUITY FUND--The Fund will invest at least 70% of its total assets in equity securities. The Fund also may invest in debt securities of domestic issuers rated no lower than investment grade (Baa/BBB) by a credit rating agency, or, if unrated, deemed to be of comparable quality by the Adviser.

APPLICABLE TO ALL EQUITY FUNDS--While the Equity Funds typically invest primarily in common stocks, the equity securities in which they may invest also include convertible securities and preferred stocks. Convertible securities are exchangeable for a certain amount of another form of an issuer's securities, usually common stock, at a prestated price. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer and, thus, typically have lower credit ratings than similar non-convertible securities. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock ordinarily does not carry voting rights.

To a limited extent, each Equity Fund may invest in debt securities. These securities will be subject primarily to interest rate and credit risks. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, the prices of debt securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Credit risk is the possibility that the issuer of the security will fail to make timely payments of interest or principal to the Fund. The credit risk of a Fund depends on the quality of its investments. Certain debt securities that may be purchased by the Funds, such as those rated Baa by Moody's and BBB by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities.

Under adverse market conditions, each Equity Fund may invest some or all of its assets in money market instruments. Although the Fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the Fund may not achieve its investment objective.

Each Equity Fund may invest, to a limited extent, in securities issued by other investment companies which principally invest in securities of the type in which the Fund invests. Such investments will involve duplication of advisory fees and certain other expenses.

Each Equity Fund may invest some assets in derivative securities, such as options and futures. These instruments are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, they sometimes may reduce returns or increase volatility. In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

Each Equity Fund may lend its portfolio securities to brokers, dealers and other financial institutions, which could subject the Fund to risk of loss if the institution breaches it agreement with the Fund. In connection with such loans, the Fund will receive collateral consisting of cash or U.S. Government securities which will be maintained at all times in an amount equal to 100% of the current market value of the loaned securities.

FIXED INCOME FUNDS

GOVERNMENT INCOME FUND--The Fund will invest at least 65% of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements in respect of such securities.

Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells U.S. Government securities to the Fund and agrees to repurchase them on a specific date (usually the next day) and at a specific price. These agreements offer the Fund a means of investing money for a short period of time. If the seller defaults, the Fund could be delayed in selling the securities which could affect the Fund's yield.

LIMITED TERM U.S. GOVERNMENT FUND--The Fund will invest at least 65% of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements in respect of such securities.

Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells U.S. Government securities to the Fund and agrees to repurchase them on a specific date (usually the next day) and at a specific price. These agreements offer the Fund a means of investing money for a short period of time. If the seller defaults, the Fund could be delayed in selling the securities which could affect the Fund's yield.

The Fund's controlled duration strategy may limit its ability to take advantage of investment opportunities.

APPLICABLE TO ALL FIXED INCOME FUNDS--U.S. Government securities are bonds or other debt obligations issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. U.S. Treasury securities and some obligations of U.S. Government agencies and instrumentalities are supported by the "full faith and credit" of the United States Government. Other U.S. Government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer or instrumentality. While the U.S. Government provides financial support to U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.

Each Fixed Income Fund may invest, to a limited extent, in securities issued by other investment companies which principally invest in securities of the type in which the Fund invests. Such investments will involve duplication of advisory fees and certain other expenses.

Each Fixed Income Fund may lend its portfolio securities to brokers, dealers and other financial institutions, which could subject the Fund to risk of loss if the institution breaches its agreement with the Fund. In connection with such loans, the Fund will receive collateral consisting of cash or U.S. Government securities which will be maintained at all times in an amount equal to 100% of the current market value of the loaned securities.

TAX-EXEMPT FIXED INCOME FUND

MUNICIPAL INCOME FUND--The Fund will invest, as a fundamental policy, at least 80% of its net assets (except when maintaining a temporary defensive position) in municipal obligations.

The Fund may invest without limitation in industrial development bonds backed only by the assets and revenues of the non-governmental users, and other municipal obligations which provide income subject to the alternative minimum tax, if the Adviser determines that their purchase is consistent with the Fund's investment objective. Industrial development bonds which, although nominally issued by municipal authorities, are in most cases revenue bonds that are not secured by the taxing power of the municipality, but by the revenues derived from payments by the non-governmental users. Certain industrial development bonds, while exempt from Federal income tax, provide income subject to the alternative minimum tax.

From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable money market instruments having, at the time of purchase, a quality rating in the two highest grades of Moody's, S&P or Fitch or, if unrated, deemed to be of comparable quality by the Adviser. Except for temporary defensive purposes, at no time will more than 20% of the Fund's net assets be invested in taxable money market instruments.

Municipal obligations are debt obligations typically divided into two types:

         o GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power; and
         o REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls.

The Fund may invest, to a limited extent, in securities issued by other investment companies which principally invest in securities of the type in which the Fund invests. Such investments will involve duplication of advisory fees and certain other expenses.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, which could subject the Fund to risk of loss if the institution breaches its agreement the Fund and may give rise to taxable income. In connection with such loans, the Fund will receive collateral consisting of cash or U.S. Government securities which will be maintained at all times in an amount equal to 100% of the current market value of the loaned securities.

MONEY MARKET FUNDS

PRIME MONEY MARKET FUND--The Fund will invest in U.S. dollar denominated short-term money market obligations.

The Fund usually invests at least 25% of its assets in domestic and/or U.S. dollar denominated foreign bank obligations. Thus, it will have correspondingly greater exposure to the risks generally associated with investments in the banking industry. Sustained increases in interest rates, for example, can adversely affect the availability and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the bank's exposure to credit losses. In addition, economic or regulatory developments in or related to the banking industry, and competition within the banking industry as well as with other types of financial institutions will affect the Fund's return. The Fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

The Fund may purchase asset-backed securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

Since the Fund may invest in U.S. dollar denominated securities issued by foreign issuers, such as foreign governments, foreign banks and foreign subsidiaries or branches of domestic banks, it may be subject to additional investment risk with respect to those securities which are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. Foreign issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect such investments.

TREASURY MONEY MARKET FUND--The Fund will invest, as a fundamental policy, at least 65% of its total assets in U.S. Treasury securities and repurchase agreements in respect thereof. The remainder of its assets may be invested in other securities guaranteed as to payment of principal and interest by the U.S. Government and repurchase agreements in respect thereof.

Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells U.S. Government securities to the Fund and agrees to repurchase them on a specific date (usually the next day) and at a specific price. These agreements offer the Fund a means of investing money for a short period of time. If the seller defaults, the Fund could be delayed in selling the securities which could affect the Fund's yield.

The Fund will not invest in securities issued or guaranteed by U.S. Government agencies, instrumentalities or government-sponsored enterprises that are not backed by the full faith and credit of the United States.

APPLICABLE TO EACH MONEY MARKET FUND--As a money market fund, each Money Market Fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable price of $1.00 per share. Generally, the Fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by the Adviser. The remainder may be invested in securities with the second highest credit rating. In addition, the Fund must do the following:

                  o maintain an average dollar weighted portfolio maturity of 90 days or less

                  o buy individual securities that have remaining maturities of 397 days or less

                  o   buy only high quality U.S. dollar denominated obligations

Each Money Market Fund may lend its portfolio securities to brokers, dealers and other financial institutions, which could subject the Fund to risk of loss if the institution breaches its agreement with the Fund and, for the Tax-Exempt Money Market Fund, may give rise to taxable income. In connection with such loans, the Fund will receive collateral consisting of cash or U.S. Government securities which will be maintained at all times in an amount equal to 100% of the current market value of the loaned securities.

Each Money Market Fund may enter into reverse repurchase agreements with banks, brokers or dealers. In these transactions, the Fund sells a portfolio security to another party in return for cash and agrees to repurchase the security generally at a particular price and time. The Fund will use the cash to make investments which either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the time the Fund must repurchase the security. Reverse repurchase agreements may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Such transactions, however, may increase the risk of potential fluctuations in the market value of the Fund's assets. In addition, interest costs on the cash received may exceed the return on the securities purchased.


Each Money Market Fund expects to maintain a net asset value of $1.00 per share, but there is no assurance that the Funds will be able to do so on a continuous basis. Each Money Market Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, and, for the Prime Money Market Fund, the quality of the instruments in the Fund's investment portfolio, economic conditions and general market conditions.


APPLICABLE TO ALL FUNDS

YEAR 2000 RISK--Like other funds and business organizations around the world, the Funds could be adversely affected if the computer systems used by the Adviser or a Sub-Adviser and the Funds' other service providers do not properly process and calculate date-related information for the year 2000 and beyond. Year 2000 issues may adversely affect the companies or other issuers in which the Funds invest where, for example, such entities incur substantial costs to address Year 2000 issues or suffer losses caused by the failure to adequately or timely do so. Foreign markets may be less prepared to address Year 2000 issues than U.S. ones.


The Adviser, the Sub-Advisers and the Funds' other service providers (i.e., Administrator, Transfer Agent, Fund Accounting Agent, Custodian and Distributor) have assured the Funds that they have developed and are implementing clearly defined and documented plans intended to minimize risks to services critical to the Funds' operations associated with Year 2000 issues. The Adviser, the Sub-Advisers and the Fund's service providers are likewise seeking assurances from their respective vendors and suppliers that such entities are addressing Year 2000 issues.


While the ultimate costs or consequences of incomplete or untimely resolution of Year 2000 issues by the Adviser, the Sub-Advisers or the Funds' service providers cannot be accurately assessed at this time, the Funds currently have no reason to believe that the Year 2000 plans of the Adviser, the Sub-Advisers and the Funds' service providers will not be completed by December 31, 1999, or that the anticipated costs associated with full implementation of their plans will have a material adverse impact on either their business operations or financial condition or those of the Funds. If any systems upon which the Funds are dependent are not Year 2000 ready by December 31, 1999, administrative errors and account maintenance failures would likely occur, which could result in a decline in the value of the Funds' securities and yield.


FUND MANAGEMENT

INVESTMENT ADVISERS

First American National Bank, located at First American Center, 315 Deaderick Street, Nashville, Tennessee 37237, serves as each Fund's investment adviser. The Adviser is a wholly-owned subsidiary of First American Corporation, a registered bank holding company. First American National Bank, and its affiliates, provide personal trust, estate, employee benefit trust, corporate trust and custody services to over 7,000 accounts, as well as investment advisory services. The Adviser, and its affiliates, as of December 31, 1998, had approximately $10 billion under trust and approximately $6 billion under management.

The Adviser has engaged Lazard Asset Management and Womack Asset Management, Inc. to serve as sub-investment adviser to the International Equity Fund and Small-Cap Opportunity Fund, respectively. The Adviser pays each sub-investment adviser from the advisory fee it receives from the Fund.

Lazard Asset Management, located at 30 Rockefeller Plaza, New York, New York 10112, serves as the sub-investment adviser to the International Equity Fund. Lazard Asset Management, a division of Lazard Freres & Co. LLC, which is a New York limited liability company, provides investment management services to client discretionary accounts with assets totaling approximately $71 billion as of December 31, 1998.

Womack Asset Management, Inc., located at 1667 Lelia Drive, Suite 101, Jackson, Mississippi 39216, serves as the sub-investment adviser to the Small-Cap Opportunity Fund. Womack Asset Management provides investment management services to one other investment company portfolio and to client discretionary accounts totaling approximately $160 million as of December 31, 1998. The table below shows the investment advisory fee rate paid to the Adviser by the relevant Fund for the fiscal year ended December 31, 1998.

The table below shows the investment advisory fee rate paid to the Adviser by the relevant Fund for the fiscal year ended December 31, 1998.

          NAME OF FUND                                           ANNUAL RATE

          International Equity Fund                                .68%
          Small-Cap Opportunity Fund                               .95%
          Large-Cap Equity Fund                                    .75%
          Government Income Fund                                   .60%
          Limited Term U.S. Government Fund                        .50%
          Municipal Income Fund                                    .30%
          Prime Money Market Fund                                  .25%
          Treasury Money Market Fund                               .25%


PRIMARY PORTFOLIO MANAGERS

The primary portfolio manager for each Fund, other than the Money Market Funds, is as follows:

INTERNATIONAL EQUITY FUND--Herbert W. Gullquist and John R. Reinsberg. Messrs. Gullquist and Reinsberg have been the International Equity Fund's primary portfolio managers since its inception, and have been Managing Directors of Lazard for over five years.

SMALL-CAP OPPORTUNITY FUND--William A. Womack. Mr. Womack has been the Small-Cap Opportunity Fund's primary portfolio manager since its inception. Mr. Womack formed Womack Management in February 1997. For more than 12 years prior thereto, he was a Senior Vice President and Trust Investment Officer of Deposit Guaranty National Bank.

LARGE-CAP EQUITY FUND--Ronald E. Lindquist. Mr. Lindquist, who has over 30 years' experience as a portfolio manager, has been the Large-Cap Equity Fund's primary portfolio manager since its inception, and has been employed by the Adviser since May 1998. Since 1978, he was employed by Deposit Guaranty National Bank and Commercial National Bank, affiliates of the Adviser.

GOVERNMENT INCOME FUND--John Mark McKenzie. Mr. McKenzie has been the Government Income Fund's primary portfolio manager since its inception and has been employed by the Adviser since May 1998. Since 1984, he was employed by Deposit Guaranty National Bank.

LIMITED TERM U.S. GOVERNMENT FUND--John Mark McKenzie. Mr. McKenzie has been a portfolio manager of the Limited Term U.S. Government Fund since May 1998 and the Fund's primary portfolio manager since December 1998. He has been employed by the Adviser since May 1998 and by Deposit Guaranty National Bank since 1984.

MUNICIPAL INCOME FUND--Sharon S. Brown. Ms. Brown has been a primary portfolio manager of the Municipal Income Fund since its inception. She has been a Trust Officer of the Adviser since 1988.


ADMINISTRATOR AND DISTRIBUTOR


BISYS Fund Services Ohio, Inc. (the "Administrator"), 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as each Fund's administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.


BISYS Fund Services Limited Partnership (the "Distributor"), an affiliate of the Administrator, serves as the distributor of each Fund's shares. The Distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.


SHAREHOLDER INFORMATION

DG Class shares are offered only to investors who acquired Fund shares in connection with the reorganization of a corresponding DG Investor Series fund.

Other classes of shares--Institutional Shares, Class A Shares and Class B Shares--are offered by a separate prospectus and are not offered hereby. The DG Class shares, Institutional shares, Class A shares and Class B shares are identical, except as to the services offered to each Class and the expenses borne by each Class which may affect performance. Investors desiring to obtain information about Institutional shares, Class A shares and Class B shares should ask their sales representative or call 1-800-852-0045.


PRICING OF FUND SHARES

     HOW NAV IS CALCULATED         MONEY MARKET FUNDS

     The NAV of each class is      Each Money Market Fund's per share net asset
     calculated by adding the      value (NAV) is determined and its shares are
     total value of the Fund's     priced at 2:00 p.m. Eastern time on each day
     investments and other assets  the New York Stock Exchange is open, except
     attributable to such class,   Columbus Day and Veterans' Day.
     subtracting its liabilities
     and then dividing that        OTHER FUNDS
     figure by the number of
     outstanding shares of the     Per share net asset value (NAV) for each
     class:                        non-Money Market Fund is determined and its
                                   shares are priced at the close of regular
     NAV =                         trading on the New York Stock Exchange,
                                   normally at 4:00 p.m. Eastern time, on days
     TOTAL ASSETS - LIABILITIES    the Exchange is open, except Columbus Day and
     Number of Class Shares        Veterans' Day.
     Outstanding


                                   Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after the Fund receives your order, less any applicable sales charge as noted in the section on "Distribution Arrangements/Sales Charges." This is what is known as the offering price.



Each Money Market Fund uses the amortized cost method of valuing its investments, which does not take into account unrealized gains or losses. Each other Fund's investments are valued each business day generally by using available market quotations or, if market quotations are not available, at fair value which may be determined by one or more pricing services approved by the Board of Directors. Each pricing service's procedures are reviewed under the general supervision of the Board of Directors. For further information regarding the methods employed in valuing the Funds' investments, see the Statement of Additional Information.

SHAREHOLDER INFORMATION

PURCHASING AND ADDING TO
YOUR SHARES
                                             MINIMUM INVESTMENT
                                   --------------------------------------------
   You may purchase DG Class       ACCOUNT TYPE           INITIAL    SUBSEQUENT
   shares through a number of
   institutions, inccluding the    Regular
   Adviser and its affiliates,     (non-retirement)       $1,000     $100
   director from the Distributor,  Retirement (IRA)       $  100     $ 50
   or through banks, brokers and   Automatic
   other investment representa-    Investment Plan        $  250     $ 25
   tives. Certain investment
   representatives may charge
   additional fees and may require
   higher minimum investments or   All purchases must be in U.S. dollars.  A fee
   impose other limitations on     will be charged for any checks that do not
   buying and selling shares. If   clear. Third-party checks are not accepted.
   you purchase shares through
   an investment representative,   A Fund may waive the minimum purchase
   that party is responsible       requirements and may reject any purchase
   for transmitting orders in      order in whole or in part.
   a timely manner and may have
   an earlier cut-off time for
   purchase and sale requests.
   Consult your investment
   representative for specific
   information.




                           Avoid 31% Tax Withholding

A Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

SHAREHOLDER INFORMATION

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT


If purchasing through an investment representative, simply tell your representative that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

BY REGULAR MAIL

Initial Investment:

1. Carefully read and complete the account application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2.   Make check, bank draft or money order payable to "ISG Funds."

3.   Mail to:  ISG Funds, c/o BISYS Fund Services
               P.O. Box 182239
               Columbus, Ohio 43218-2239.

Subsequent Investment:

1. Use the investment slip attached to your account statement. Or, if unavailable,

1.   Include the following information on a piece of paper:

     o   ISG Funds/Fund name
     o   Share class
     o   Amount invested
     o   Account name
     o   Account number
     Include your account number on your check.

3.   Mail to:   ISG Funds, c/o BISYS Fund Services
                P.O. Box 182239
                Columbus, Ohio 43218-2239.

BY OVERNIGHT SERVICE

See instructions 1-2 above for subsequent investments.
Send to:  ISG Funds,
c/o BISYS Funds Services,
Attn:  T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219.

ELECTRONIC PURCHASES


Your bank must participate in the Automated Clearing House (ACH) and must be a
U. S. bank. Your bank or broker may charge for this service.

Establish an electronic purchase option on your account application or call 1-800-852-0045. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-852-0045 to arrange a transfer from your bank account.

SHAREHOLDER INFORMATION

PURCHASING AND ADDING TO YOUR SHARES - CONTINUED


                                   ELECTRONIC VS. WIRE TRANSFER

                                   Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.


BY WIRE TRANSFER

NOTE:  YOUR BANK MAY CHARGE A WIRE TRANSFER FEE.

For initial investment:
Fax the completed account application, along with a request for a confirmation number to 1-800-852-0045. Follow the instructions below after receiving your confirmation number.

For initial and subsequent investments:
Instruct your bank to wire transfer your investment to:
Name of Bank
Routing Number:  ABA #021000018
DDA#
Include:
Your name
Your confirmation number
After instructing your bank to wire the funds, call
1-800-852-0045 to advise us of the amount being transferred and the name of your bank

You can add to your account by using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time with 60 days' notice.

SHAREHOLDER INFORMATION

AUTOMATIC INVESTMENT PLAN                    Directed Dividend Option


You can make automatic investments           By selecting the appropriate box in
in the Funds from your  bank                 the account application, you can
account, through payroll deduction           elect to receive your distributions
or from your federal  employment,            (capital gains and dividends) in
Social Security or other regular             cash (check) or have them
government  checks.  Automatic               reinvested in another ISG Fund
investments can be as little as              without a sales charge. You must
$25, once  you've invested the               maintain the minimum balance in
$250 minimum required to open the            each Fund into which you plan to
account.                                     reinvest distributions or the
                                             reinvestment will be suspended and
To invest regularly from your bank           your distributions paid to you. The
  account:                                   Fund may modify or terminate this
  o  Complete the Automatic Investment       reinvestment option without notice.
      Plan portion on your account           You can charge or terminate your
      application.                           participation in the reinvestment
      Make sure you note:                    option at any time.
  o  Your bank name, address and account
     number
  o  The amount you wish to invest
      automatically (minimum $25)
  o  How often you want to invest (every
      month, 4 times a year, twice a year
      or once a year)
  o  Attach a voided personal check.


To invest regularly from your
paycheck or government check:
Call 1-800-852-0045 for an
enrollment form.



--------------------------------------------------------------------------------
  AUTOMATICALLY THROUGH "SWEEP" PROGRAMS--MONEY MARKET FUNDs ONLY--Certain investor accounts may be eligible for an automatic investment privilege, commonly called a "sweep," under which amounts in excess of a certain minimum held in these accounts will be invested automatically in shares of either Money Market Fund at predetermined intervals at the next determined NAV. Investors desiring to use this privilege should consult their investment representative to determine if it is available and whether any conditions are imposed on its use.

SHAREHOLDER INFORMATION


SELLING YOUR SHARES

You may sell your shares at any    WITHDRAWING MONEY FROM YOUR FUND INVESTMENT
time. Your sales price will be
the next NAV after your sell       As a mutual fund shareholder, you are
order is received by the Fund,     technically selling shares when you request
its transfer agent, or your        a withdrawal in cash. This is also known as
investment representative.         redeeming shares or a redemption of shares.
Normally you will receive your
proceeds within a week after
your request is received. See
section on "General Policies on
Selling Shares" below.


                                   INSTRUCTIONS FOR SELLING SHARES

                                   If you are selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

By telephone                       1. Call 1-800-852-0045 with instructions as
(UNLESS YOU HAVE                      to how you wish to receive your funds
DECLINED  TELEPHONE                   (mail, wire, electronic transfer). (See
SALES PRIVILEGES)                     "General Policies on Selling Shares--
                                      Verifying Telephone  Redemptions" below)
--------------------------------------------------------------------------------
By mail                            1. Call 1-800-852-0045 to request
                                      redemption forms or write a  letter of
                                      instruction indicating:
                                      o your Fund and account number
                                      o amount you wish to redeem
                                      o address where your check should be
                                        sent
                                      o account owner signature
                                   2. Mail to:
                                      ISG Funds
                                      c/o BISYS Fund Services, Inc.
                                      P.O. Box 182239
                                      Columbus, OH 43218-2239
--------------------------------------------------------------------------------
By overnight service               See instruction 1 above.
(See "General                      2. Send to
Policies on  Selling                  ISG Funds
Shares--Redemptions                   c/o BISYS Fund Services, Inc.
in Writing Required"                  Attn: T.A. Operations
below)                                3435 Stelzer Road
                                      Columbus, OH 43219

SHAREHOLDER INFORMATION

Wire transfer                      Call 1-800-852-0045 to request a wire
YOU MUST INDICATE                  transfer.
THIS OPTION ON YOUR
APPLICATION.                       If you call by 4 p.m. Eastern time, your
                                   payment will normally be wired to your bank
The Fund may charge to a wire      on the next business day.
transfer fee.

Note: Your financial institution
may also charge a separate fee.

--------------------------------------------------------------------------------
Electronic Redemptions             Call 1-800-852-0045 to request an
                                   electronic redemption.

Your bank must participate in      If you call by 4 p.m. Eastern time, the NAV
the Automated Clearing House       of your shares will normally be determined
(ACH) and must be a U.S.           on the same day and the proceeds credited
bank.                              within 8 days.

Your bank may charge for this
service.


SYSTEMATIC WITHDRAWAL PLAN
You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $25. To activate this feature: o Make sure you've checked the appropriate box on the account application. Or call 1-800-852-0045.
o    Include a voided personal check.
o    Your account must have a value of $5,000 or more to start withdrawals.
o If the value of your account falls below $500, you may be asked to add sufficient funds to bring the account back to $500, or the Fund may close your account and mail the proceeds to you.

SHAREHOLDER INFORMATION

REDEMPTION BY CHECK WRITING - PRIME MONEY MARKET FUND ONLY

You may write checks in amounts of $500 or more on your account in the Prime Money Market Fund. To obtain checks, complete the signature card section of the account application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30-days' written notice. You must maintain the minimum required account balance in the Prime Money Market Fund of $500 and you may not close your Prime Money Market Fund account by writing a check.



GENERAL POLICIES ON SELLING SHARES

REDEMPTIONS IN WRITING REQUIRED
You must request redemption in writing in the following situations:
1. Redemptions from Individual Retirement Accounts ("IRAs").
2. Redemption requests requiring a signature guarantee which include each of the following:
     o Redemptions over $10,000
     o Your account registration or the name(s) in your account has changed within the last 15 days o The check is not being mailed to the address on your account o The check is not being made payable to the owner of the account
     o The redemption proceeds are being transferred to another Fund account with a different registration.

      A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The transfer agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

VERIFYING TELEPHONE REDEMPTIONS
The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the transfer agent may be liable for losses due to unauthorized transactions.

SHAREHOLDER INFORMATION

REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT Before selling recently purchased shares, please note that if your initial investment was by check, the Fund may delay sending you the proceeds until the transfer agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check.

REFUSAL OF REDEMPTION REQUEST
Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

REDEMPTION IN KIND
The Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you might have to pay brokerage charges.

CLOSING OF SMALL ACCOUNTS
If your account falls below $500, the Fund may ask you to increase your balance. If it is still below $500 after 45 days, the Fund may close your account and send you the proceeds at the current NAV.

UNDELIVERABLE REDEMPTION CHECKS
For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

SHAREHOLDER INFORMATION

DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and distribution fees you will pay as an investor in DG Class shares and ways to qualify for reduced sales charges.

CALCULATION OF SALES CHARGES

DG CLASS SHARES


DG Class shares are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions. DG Class shares of the International Equity Fund and each Money Market Fund are sold at their NAV.


The current sales charge rates are as listed in the tables to the right.


FOR THE LARGE-CAP EQUITY FUND AND SMALL-CAP OPPORTUNITY FUND

                                          SALES CHARGE           SALES CHARGE
                                           AS A % OF              AS A % OF
   YOUR INVESTMENT                       OFFERING PRICE         YOUR INVESTMENT
--------------------------------------------------------------------------------
Up to $99,999                                3.50%                     3.63%
--------------------------------------------------------------------------------
$100,000 up to $249,999                      3.00%                     3.09%
--------------------------------------------------------------------------------
$250,000 up to $499,999                      2.50%                     2.56%
--------------------------------------------------------------------------------
$500,000 up to $999,999                      1.00%                     1.01%
--------------------------------------------------------------------------------
$1,000,000 and above1                        0.00%                     0.00%
--------------------------------------------------------------------------------

FOR THE FIXED INCOME FUNDS AND TAX-EXEMPT FIXED INCOME FUND

                                          SALES CHARGE           SALES CHARGE
                                           AS A % OF              AS A % OF
   YOUR INVESTMENT                       OFFERING PRICE         YOUR INVESTMENT
--------------------------------------------------------------------------------
Up to $99,999                                2.00%                     2.04%
--------------------------------------------------------------------------------
$100,000 up to $249,999                      1.75%                     1.78%
--------------------------------------------------------------------------------
$250,000 up to $499,999                      1.50%                     1.52%
--------------------------------------------------------------------------------
$500,000 up to $999,999                      1.00%                     1.01%
--------------------------------------------------------------------------------
$1,000,000 and above1                        0.00%                     0.00%
--------------------------------------------------------------------------------

--------

1 There is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of 0.50% will be charged at the time of redemption of DG Class shares purchased without an initial sales charge as part of an investment of at least $1 million (0.25% will be assessed on purchases over $2,000,000) and redeemed within one year of purchase. This charge will be based on the lower of your cost for the shares or the shares' NAV at the time of redemption. There is no CDSC on reinvested distributions. The Distributor may pay financial representatives an amount up to 0.50% of the net asset value of DG Class shares purchased by their clients that are subject to a CDSC.

SHAREHOLDER INFORMATION

CONVERSION FEATURE
o DG Class shares automatically convert to Class A shares of the same Fund on May 1, 2000.
o After conversion, your shares will be subject to the distribution and shareholder servicing fees charged on Class A shares which are the same as those chargeable DG Class shares.
o You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.
o The dollar value of Class A shares you receive will equal the dollar value of the DG Class shares converted.

SHAREHOLDER INFORMATION

SALES CHARGE REDUCTIONS
Reduced sales charges for DG Class shares are available to shareholders with investments of $100,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

o Letter of Intent. You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

o Rights of Accumulation. Additional investments will qualify for reduced sales charges, when the value of shares you already own plus the amount of your added investment reaches the designated amount for the reduced sales charge.

o Combination Privilege. You inform the Fund in writing that you are eligible to combine accounts of multiple Funds or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

SALES CHARGE WAIVERS

CLASS A SHARES
The following qualify for waivers or reductions of sales charges:

o Shares purchased by investment representatives through fee-based investment products or accounts.

o Proceeds from redemptions from another mutual fund complex within 90 days after redemption, if you can demonstrate to the Fund that you paid a sales charge for those shares, to the extent of such charge.

o Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the Adviser or its affiliates or invested in any ISG Fund.

o Shares purchased for trust or other advisory accounts established with the Adviser or its affiliates.

o Shares purchased by full-time employees (and their family members) of the Adviser or the Administrator; current and retired directors of the Adviser or any of its affiliates; current and retired Fund directors; dealers who have an agreement with the Distributor; and any trade organization to which the Adviser or the Administrator belongs.

REINSTATEMENT PRIVILEGE
If you have sold DG Class shares and decide to reinvest in the Fund within a 90-day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed.

SHAREHOLDER INFORMATION

DISTRIBUTION (12B-1) FEES

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares. Because 12b-1 fees are paid from Fund assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

o DG Class shares (other than the Money Market Funds) pay a 12b-1 fee of .25% of the average daily net assets represented by DG Class shares of the Fund.


Long-term holders of DG Class shares may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution fees.

SHAREHOLDER INFORMATION



EXCHANGING YOUR SHARES
INSTRUCTIONS FOR EXCHANGING SHARES
You can exchange your         Exchanges may be made by sending a written request
shares in one Fund for        to ISG Funds,  c/o BISYS Fund Services, Inc.,
shares of the same class of   P.O. Box 182239, Columbus OH 43219, or by calling
another ISG Fund, usually     1-800-852-0045. Please provide the following
without paying additional     information:
sales charges (see "Notes"
below). No transaction fees   o Your name and telephone number
are charged for exchanges.    o The exact name on your account and account
                                number
                              o Taxpayer identification number (usually your
You must meet the minimum       Social Security number)
investment requirements for   o Dollar value or number of shares to be exchanged
the Fund into which you are   o The name of the Fund from which the exchange is
exchanging. Exchanges from      to be made
one Fund to another are       o The name of the Fund into which the exchange is
taxable.                        being made


                              See "Selling your Shares" for important
                              information about telephone transactions.

                              IMPORTANT INFORMATION ABOUT EXCHANGES. If shares of the Fund are purchased by check, those shares cannot be exchanged until the check has cleared. This could take 15 days or more. The Fund may reject an exchange request from a shareholder who has made more than five exchanges between investment portfolios offered by Fund management in a year, or more than three exchanges in a calendar quarter. Although unlikely, the Funds may reject any exchanges or, upon 60-days' notice to shareholders, change or terminate the exchange privilege. The exchange privilege is available only in states where shares of the new Fund may be sold.



AUTOMATIC EXCHANGES                NOTES ON EXCHANGES
You can use the Funds' Automatic   When exchanging from a Fund that has no sales
Exchange feature to purchase       charge or a lower sales charge to
shares of the Funds at regular     a Fund with a higher sales charge, you will
intervals through regular,         pay the difference.
automatic redemptions from the
Money Market Funds. To             The registration and tax identification
participate in the Automatic       numbers of the two accounts must be
Exchange:                          identical.
o  Complete the appropriate
   section of the Account          The Exchange Privilege (including automatic
   Application.                    exchanges) may be changed or eliminated at
o  Keep a minimum of $10,000       any time upon 60 days' notice to
   in the Money Market Fund        shareholders.
   and $1,000 in the Fund
   whose shares you are buying.    Be sure to read the prospectus carefully of
                                   any Fund into which you wish to
To change the Automatic Exchange   exchange shares.
instructions or to discontinue
the feature, you must send a
written request to ISG Funds,
c/o BISYS Fund Services, Inc.,
P.O. Box 182239
Columbus, Ohio 43218-2239

SHAREHOLDER INFORMATION

DIVIDENDS, DISTRIBUTIONS AND TAXES

All dividends and distributions will be automatically reinvested in Fund shares unless you request otherwise. There are no sales charges for reinvested dividends and distributions. Each share class will generate a different dividend because each has different expenses. Capital gains, if any, are distributed at least annually.

Each Fund usually pays its shareholders dividends from its net investment income as follows:

         MONTHLY                               QUARTERLY                              ANNUALLY
o  Government Income Fund               o  Large-Cap Equity Fund           o  International Equity Fund
o  Limited Term U.S. Government Fund    o  Small-Cap Opportunity Fund
o  Municipal Income Fund
o  Treasury Money Market Fund
o  Prime Money Market Fund


Dividends paid by a Fund (other than a tax-exempt fund) are taxable to U.S. shareholders as ordinary income (unless your investment is in an IRA or tax-advantaged account). The Municipal Income Fund anticipates that, under normal market conditions, substantially all of its income dividends will be exempt from Federal personal income taxes. However, any dividends from taxable investments are taxable as ordinary income.

Except for tax-deferred accounts, any sale or exchange of Fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

Dividends are taxable in the year in which they are paid, even if they appear on your account statement the following year. Dividends and distributions are treated in the same manner for Federal income tax purposes whether you receive them in cash or in additional shares.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION.

You will be notified in January each year about the Federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Because everyone's tax situation is unique, you should consult your tax professional about Federal, state and local tax consequences.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information in the financial highlights has been audited by KPMG LLP, the Funds' independent auditors, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. No financial information is provided for shares of Funds which had not been offered as of December 31, 1998.

INTERNATIONAL EQUITY FUND


FINANCIAL HIGHLIGHTS, CLASS A SHARES


                                                          PERIOD ENDED        PERIOD ENDED
                                                           DECEMBER 31,        FEBRUARY 28,
                                                            1998(B)              1998(A)

Net asset Value, Beginning of Period                        $  10.46             $10.00
                                                            --------             --------
Investment Activities
      Net investment income (loss)                              0.03              (0.02)
      Net realized and unrealized gains (losses) from
      investment and foreign currencies                         0.12               0.49
                                                             -------             -------
      Total from Investment Activities                          0.15               0.47
                                                             -------             -------
Distributions
      Net investment income                                    (0.03)               -
      In excess of net investment income                         -                (0.01)
                                                              -------             -----
      Total Distributions                                      (0.03)             (0.01)
                                                               ------             ------
Net change in asset value                                       0.12               0.46
                                                               ------             -----
Net asset Value, end of Period                              $  10.58           $  10.46
                                                             ========           ========
TOTAL RETURN (EXCLUDES SALES CHARGE)                            1.42%(c)           4.71%(c)


RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                             $  149           $ 26,533
Ratio of expenses to average net assets                         1.81%(d)           1.77% (d)
Ratio of net investment income (loss)                           0.71%(d)          (0.48%)(d)
to average net assets
Ratio of expenses to average net assets*                        2.16%(d)           2.27%(d)
Portfolio Turnover**                                              62%                21%


------------------
*    DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
     FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.

**   PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE
     WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.

(a)  FOR THE PERIOD FROM AUGUST 15, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH
     FEBRUARY 28, 1998.

(b)  FOR THE PERIOD FROM MARCH 1, 1998 THROUGH DECEMBER 31, 1998. IN CONNECTION
     WITH ITS REORGANIZATION, THE FUND CHANGED ITS FISCAL YEAR END TO DECEMBER
     31.

(c)  NOT ANNUALIZED.

(d)  ANNUALIZED.

SMALL-CAP OPPORTUNITY FUND


FINANCIAL HIGHLIGHTS, CLASS A SHARES


                                          Period Ended        Year Ended      Year Ended     Year Ended    Period Ended
                                           December 31,       February 28,    February 28,   February 28,  February 28,
                                             1998(d)             1998            1997           1996        1995(a)
                                        ------------------  -------------- -------------- -------------- ---------------
Net Asset Value, Beginning of Period    $    15.84          $    13.53     $    12.79     $    11.15     $    10.00
                                        ------------------  -------------- -------------- -------------- ---------------
Investment Activities
  Net investment income (loss)               (0.42)              (0.05)         (0.03)         -               0.02
  Net realized and unrealized gains
    (losses) from investments                (1.61)               4.90           1.60           3.30           1.17

                                        ------------------  -------------- -------------- -------------- ---------------
  Total from Investment Activities           (2.03)               4.85           1.57           3.30           1.19
                                        ------------------  -------------- -------------- -------------- ---------------
Distributions
  Net investment income                        -                   -              -              -            (0.02)
  Net realized gains                         (0.88)              (2.54)         (0.83)         (1.66)         (0.02)
                                        ------------------  -------------- -------------- -------------- ---------------
  Total Distributions                        (0.88)              (2.54)         (0.83)         (1.66)         (0.04)
                                        ------------------  -------------- -------------- -------------- ---------------
Net change in asset value                    (2.91)               2.31           0.74           1.64           1.15
                                        ------------------  -------------- -------------- -------------- ---------------
Net Asset Value, End of Period          $    12.93          $    15.84     $    13.53     $    12.79     $    11.15
                                        ==================  ============== ============== ============== ===============
TOTAL RETURN (EXCLUDES SALES
  CHARGE)                                   (13.00)%(b)          37.81%         12.08%         31.42%         11.84%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)       $   11,145          $  122,872     $   80,527     $   53,477     $   36,664
Ratio of expenses to average net
 assets                                      1.38% (c)            1.20%          1.14%          1.17%          0.79%(c)
Ratio of net investment income
  to average net assets                     (0.42)%(c)           (0.39)%        (0.24)%          0.00%         0.06%(c)
Ratio of expenses to average net
  assets*                                    1.39% (c)            1.31%          1.30%          1.52%          2.13%(c)
PORTFOLIO TURNOVER**                          110%                 180%           116%           154%            45%

-------------------

*    DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
     FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED. **
     PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE
     WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.

(A)  FOR THE PERIOD FROM AUGUST 1, 1994 (COMMENCEMENT OF OPERATIONS) THROUGH
     FEBRUARY 28, 1995.

(B)  NOT ANNUALIZED.

(C)  ANNUALIZED.

(D)  FOR THE PERIOD MARCH 1, 1998 TO DECEMBER 31, 1998. IN CONNECTION WITH ITS
     REORGANIZATION, THE FUND CHANGED ITS FISCAL YEAR END TO DECEMBER 31.

LARGE-CAP EQUITY FUND
FINANCIAL HIGHLIGHTS, CLASS A SHARES


                                          Period Ended     Year Ended      Year Ended     Year Ended    Year Ended       Year Ended
                                           December 31,    February 28,    February 28,   February 28,  February 28,    February 28,
                                             1998(a)          1998            1997           1996        1995              1994
                                        ---------------- -------------- -------------- -------------- ---------------  -------------

Net Asset Value, Beginning of Period    $    23.01       $    16.68     $    14.49     $    11.41     $    10.87       $    10.54
                                        ---------------- -------------- -------------- -------------- ---------------  -------------
Investment Activities
  Net investment income                       0.05             0.11           0.14           0.16           0.16             0.14
  Net realized and unrealized gains
    (losses) from investments                 5.79             6.48           2.54           3.63           0.71             0.38
                                        ---------------- -------------- -------------- -------------- ---------------  -------------
  Total from Investment Activities            5.84             6.59           2.68           3.79           0.87             0.52
                                        ---------------- -------------- -------------- -------------- ---------------  -------------
Distributions
  Net investment income                      (0.05)           (0.11)         (0.14)         (0.17)         (0.16)           (0.14)
  Net realized gains                         (1.25)           (0.15)         (0.35)         (0.54)         (0.17)           (0.05)
                                        ---------------- -------------- -------------- -------------- ---------------  -------------
  Total Distributions                        (1.30)           (0.26)         (0.49)         (0.71)         (0.33)           (0.05)
                                        ---------------- -------------- -------------- -------------- ---------------  -------------
Net change in asset value                     4.54             6.33           2.19           3.08           0.54             0.33
                                        ---------------- -------------- -------------- -------------- ---------------  -------------
Net Asset Value, End of Period          $    27.55       $    23.01     $    16.68     $    14.49     $    11.41       $    10.87
                                        ================ ============== ============== ============== ===============  =============
TOTAL RETURN (EXCLUDES SALES
  CHARGE)                                    25.83% (b)       39.74%         18.79%         33.73%          8.23%            4.99%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)       $   55,772       $  715,631     $  490,392     $  385,145     $  259,998       $  284,203
Ratio of expenses to average net
 assets                                      1.03% (c)         0.99%          0.92%          0.94%          0.95%           0.96%
Ratio of net investment income
  to average net assets                      0.22% (c)         0.54%          0.95%          1.24%          1.54%           1.38%
Ratio of expenses to average net
  assets*                                          (d)              (d)            (d)            (d)            (d)        0.97%
PORTFOLIO TURNOVER**                            3%                6%             7%            15%             1%              7%
-----------------------


*    DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
     FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED. **
     PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE
     WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.
(A)  FOR THE PERIOD FROM MARCH 1, 1998 THROUGH DECEMBER 31, 1998. IN CONNECTION
     WITH ITS REORGANIZATION, THE FUND CHANGED ITS FISCAL YEAR END TO DECEMBER
     31
(B)  NOT ANNUALIZED.
(C)  ANNUALIZED.
(D)  THERE WERE NO FEE REDUCTIONS IN THIS PERIOD.


GOVERNMENT INCOME FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES


                                          Period Ended     Year Ended      Year Ended     Year Ended    Year Ended       Year Ended
                                           December 31,    February 28,    February 28,   February 28,  February 28,    February 28,
                                             1998(a)          1998            1997           1996        1995              1994
                                        ---------------- -------------- -------------- -------------- ---------------  -------------
Net Asset Value, Beginning of
  Period                                $     10.07      $      9.69     $       9.87  $     9.47     $     9.90       $    10.25
                                        ---------------- -------------- -------------- -------------- ---------------  -------------
Investment Activities
  Net investment income                        0.45             0.55             0.57        0.58           0.54             0.55
  Net realized and unrealized
   gains (losses) from investments             0.31             0.38            (0.18)       0.41          (0.44)           (0.09)
                                        ---------------- -------------- -------------- -------------- ---------------  -------------
   Total from Investment Activities            0.76             0.93             0.39        0.99           0.10             0.46
                                        ---------------- -------------- -------------- -------------- ---------------  -------------
Distributions
   Net investment income                      (0.45)           (0.55)           (0.57)      (0.59)         (0.53)           (0.55)
   Net realized gains                           -                -                -           -                             (0.25)
   In excess of net realized gains              -                -                -           -              -              (0.01)
                                        ---------------- -------------- -------------- -------------- ---------------  -------------
   Total Distributions                        (0.45)           (0.55)           (0.57)      (0.59)         (0.53)           (0.81)
                                        ---------------- -------------- -------------- -------------- ---------------  -------------
   Net change in asset value                   0.31             0.38            (0.18)       0.40          (0.43)           (0.35)
                                        ---------------- -------------- -------------- -------------- ---------------  -------------
   Net Asset Value, End of Period       $     10.38      $     10.07     $       9.69  $     9.87     $     9.47       $     9.90
                                        ================ ============== ============== ============== ===============  =============
 TOTAL RETURN (EXCLUDES SALES CHARGE)          7.69%(b)         9.90%            4.07%      10.70%          1.20%            4.55%
RATIOS/SUPPLEMENTARY DATA:              $     1,486      $   270,404     $    249,618  $  184,226     $  168,313       $  118,695
 Net Assets at end of period (000)             0.91%(c)         0.80%            0.70%       0.72%          0.68%            0.70%
 Ratio of expenses to average net
  assets                                       5.28%(c)         5.62%            5.82%       5.96%          5.79%            5.34%
 Ratio of net investment income to
  average net assets*                            (d)            0.86%            0.80%       0.82%          0.83%            0.89%
PORTFOLIO TURNOVER**                             20%              25%               7%         87%            31%              49%
----------

*    DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
     FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.

**   PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE
     WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.

(A)  FOR THE PERIOD FROM MARCH 1, 1998 THROUGH DECEMBER 31, 1998. IN CONNECTION
     WITH ITS REORGANIZATION, THE FUND CHANGED ITS FISCAL YEAR END TO DECEMBER
     31

(B)  NOT ANNUALIZED.

(C)  ANNUALIZED.

(D)  THERE WERE NO FEE REDUCTIONS IN THIS PERIOD.


LIMITED TERM U.S. GOVERNMENT FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES


                                                                           YEAR ENDED           PERIOD ENDED
                                                                          DECEMBER 31,           DECEMBER 31,
                                                                             1998                  1997 (A)
                                                                     --------------------   -----------------------
                                                                     --------------------   -----------------------
Net Asset Value, Beginning of Period                                 $        10.12          $     10.00
                                                                     --------------------   -----------------------
Investment Activities
  Net investment income                                                        0.53                 0.42
  Net realized and unrealized gains
     (losses) from investments                                                0.14                  0.12
                                                                     --------------------   -----------------------
  Total from Investment Activities                                            0.67                  0.54
                                                                     --------------------   -----------------------
Distributions
  Net investment income                                                      (0.53)                (0.42)
  Net realized gains                                                         (0.01)                   -
                                                                     --------------------   -----------------------
  Total Distributions                                                        (0.54)                (0.42)
                                                                     --------------------   -----------------------
Net change in asset value                                                     0.13                  0.12
                                                                     --------------------   -----------------------
Net Asset Value, End of Period                                       $        10.25         $       10.12
                                                                     ====================   =======================
TOTAL RETURN (EXCLUDES SALES CHARGE)                                           6.69%                 5.54%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                    $        2,437         $      20,103
Ratio of expenses to average net assets                                        1.02%                 1.00%(c)
Ratio of net investment income to average net assets                           5.16%                 5.34%(c)
Ratio of expenses to average net assets*                                       1.54%                 1.62%(c)
PORTFOLIO TURNOVER**                                                             86%                   52%


*    DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
     FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.

**   PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE
     WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.

(A)  FOR THE PERIOD FROM FEBRUARY 28, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH
     DECEMBER 31, 1997.

(B)  NOT ANNUALIZED.

(C)  ANNUALIZED.

MUNICIPAL INCOME FUND


FINANCIAL HIGHLIGHTS, CLASS A SHARES


                                          Period Ended     Year Ended      Year Ended     Year Ended    Year Ended       Year Ended
                                           December 31,    February 28,    February 28,   February 28,  February 28,    February 28,
                                             1998(a)          1998            1997           1996        1995              1994
                                        ---------------- -------------- -------------- -------------- ---------------  -------------
Net Asset Value, Beginning of Period    $     10.89      $     10.59    $     10.66    $     10.15    $    10.57       $   10.51
                                        ---------------- -------------- -------------- -------------- ---------------  -------------
Investment Activities
  Net investment income                        0.34             0.47           0.49           0.49          0.49            0.48
  Net realized and unrealized gains
    (losses) from investments                  0.14             0.32          (0.07)          0.50         (0.43)           0.08
                                        ---------------- -------------- -------------- -------------- ---------------  -------------
  Total from Investment Activities             0.48             0.79           0.42           0.99          0.06            0.56
                                        ---------------- -------------- -------------- -------------- ---------------  -------------
Distributions
  Net investment income                       (0.39)           (0.47)         (0.48)         (0.48)        (0.48)          (0.49)
  Net realized gains                          (0.02)           (0.02)         (0.01)           -             -             (0.01)
                                        ---------------- -------------- -------------- -------------- ---------------  -------------
  Total Distributions                         (0.41)           (0.49)         (0.49)         (0.48)        (0.48)          (0.50)
                                        ---------------- -------------- -------------- -------------- ---------------  -------------
Net change in asset value                      0.07             0.30          (0.07)          0.51         (0.42)           0.06
                                        ---------------- -------------- -------------- -------------- ---------------  -------------
Net Asset Value, End of Period          $     10.96      $     10.89    $     10.59    $     10.66    $    10.15       $   10.57
                                        ================ ============== ============== ============== ===============  =============
TOTAL RETURN (EXCLUDES SALES CHARGE)           4.41%(b)         7.70%          4.12%          9.96%         0.81%           5.34%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)       $     1,980      $    48,579    $    46,928    $    44,578    $   41,542       $  34,435
Ratio of expenses to  average net
  assets                                       0.91%(c)         0.76%          0.70%          0.70%         0.75%           0.74%
Ratio of net investment income to
  average net                                  4.08%(c)         4.40%          4.69%          4.65%         4.93%           4.60%
Ratio of expenses to average net assets*       1.21%(c)         1.07%          1.16%          1.17%         1.16%           1.41%
PORTFOLIO TURNOVER**                              3%               6%             9%            20%            9%              9%

*    DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
     FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.

**   PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE
     WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.

(A)  FOR THE PERIOD FROM MARCH 1, 1998 THROUGH DECEMBER 31, 1998. IN CONNECTION
     WITH ITS REORGANIZATION, THE FUND CHANGED ITS FISCAL YEAR END TO DECEMBER
     31.

(B)  NOT ANNUALIZED.

(C)  ANNUALIZED.

PRIME MONEY MARKET FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES


                                                             YEAR            YEAR           YEAR           YEAR          PERIOD
                                                             ENDED           ENDED          ENDED          ENDED          ENDED
                                                            DECEMBER       DECEMBER       DECEMBER       DECEMBER       DECEMBER
                                                               31,            31,            31,            31,            31,
                                                              1998           1997           1996           1995           1994(A)
                                                         ------------    ------------- -------------   -------------  ------------
Net Asset Value, Beginning of Period                     $   1.000       $   1.000     $    1.000      $   1.000      $   1.000
                                                         ------------    ------------- -------------   -------------  ------------
Investment Activities
  Net investment income                                      0.047           0.048          0.048          0.054          0.031
                                                         ------------    ------------- -------------   -------------  ------------
  Total from Investment Activities                           0.047           0.048          0.048          0.054          0.031
                                                         ------------    ------------- -------------   -------------  ------------
Distributions
 Net investment income                                      (0.047)         (0.048)        (0.048)        (0.054)        (0.031)
                                                         ------------    ------------- -------------   -------------  ------------
 Total Distributions                                        (0.047)         (0.048)        (0.048)        (0.054)        (0.031)
                                                         ------------    ------------- -------------   -------------  ------------
Net change in asset value                                     -               -              -              -              -
                                                         ------------    ------------- -------------   -------------  ------------
Net Asset Value, End of Period                           $   1.000       $   1.000     $    1.000      $   1.000      $   1.000
                                                         ============    ============= =============   =============  ============
TOTAL RETURN (EXCLUDES SALES CHARGE)                          4.85%           4.90%          4.88%           5.51%        3.13%(b)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                     $ 310,201       $  56,163     $   22,836      $   63,919     $ 82,351
   Ratio of expenses to average net assets                    0.81%           0.87%          0.68%           0.65%        0.63%(c)
   Ratio of net investment income to average
     net assets                                               4.73%           4.82%          4.83%           5.37%        4.00%(c)
  Ratio of expenses to average net assets*                    0.82%           (d)            0.86%           0.90%        0.93%(c)


*    DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
     FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.

(A)  FOR THE PERIOD MARCH 29, 1994 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER
     31, 1994.

(B)  NOT ANNUALIZED.

(C)  ANNUALIZED.

(D)  THERE WERE NO FEE REDUCTIONS IN THIS PERIOD.

TREASURY MONEY MARKET FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES


                                                             YEAR            YEAR           YEAR           YEAR          PERIOD
                                                             ENDED           ENDED          ENDED          ENDED          ENDED
                                                            DECEMBER       DECEMBER       DECEMBER       DECEMBER       DECEMBER
                                                               31,            31,            31,            31,            31,
                                                              1998           1997           1996           1995           1994(A)
                                                         ------------    ------------- -------------   -------------  ------------
Net Asset Value, Beginning of Period                     $    1.000      $   1.000     $   1.000       $  1.000       $    1.000
                                                         ------------    ------------- -------------   -------------  ------------
Investment Activities
   Net investment income                                      0.046          0.047         0.047          0.053            0.030
                                                         ------------    ------------- -------------   -------------  ------------
   Total from Investment Activities                           0.046          0.047         0.047          0.053            0.030
                                                         ------------    ------------- -------------   -------------  ------------
Distributions
   Net Investment income                                     (0.046)        (0.047)       (0.047)        (0.053)          (0.030)
                                                         ------------    ------------- -------------   -------------  ------------
   Total Distributions                                       (0.046)        (0.047)       (0.047)        (0.053)          (0.030)
                                                         ------------    ------------- -------------   -------------  ------------
Net change in asset value                                      -              -             -              -                -
                                                         ------------    ------------- -------------   -------------  ------------
Net Asset Value, End of Period                           $    1.000      $   1.000     $   1.000       $  1.000       $    1.000
                                                         ============    ============= =============   =============  ============
TOTAL RETURN                                                   4.68%          4.78%         4.78%          5.41%            3.01%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                        $  167,475      $  77,065     $  78,308       $168,430       $  139,715
Ratio of expenses to average net assets                        0.77%          0.75%         0.56%          0.50%            0.54%(c)
Ratio of net investment income to average net assets           4.56%          4.68%         4.72%          5.28%            4.02%(c)
Ratio of expenses to average net assets*                       0.78%           (d)          0.74%          0.75%            0.83%(c)
--------------


*    DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
     FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.

(A)  FOR THE PERIOD FROM MARCH 29, 1994 (COMMENCEMENT OF OPERATIONS) THROUGH
     DECEMBER 31, 1994.

(B)  NOT ANNUALIZED.

(C)  ANNUALIZED.

(D)  THERE WERE NO FEE REDUCTIONS IN THIS PERIOD.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS): The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
YOU CAN GET FREE COPIES OF REPORTS AND THE SAI, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CONTACTING THE FUNDS AT:

                                    ISG FUNDS
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                            TELEPHONE: 1-800-852-0045

--------------------------------------------------------------------------------

You can review information about the Funds, including the Funds' Reports and SAI, at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:
   o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009, or calling
       1-800-SEC-0330.
   o   Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-06076.

                         THE INFINITY MUTUAL FUNDS, INC.
                                   ISG FUNDS

                          o  International Equity Fund
                          o  Small-Cap Opportunity Fund
                          o  Large-Cap Equity Fund
                          o  Government Income Fund
                          o  Limited Term U.S. Government Fund
                          o  Municipal Income Fund
                          o  Prime Money Market Fund
                          o  Treasury Money Market Fund



                                 DG CLASS SHARES

                       STATEMENT OF ADDITIONAL INFORMATION
                                  May 1, 1999

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus for DG Class Shares of the ISG Funds listed above (each, a "Fund" and collectively, the "Funds") of The Infinity Mutual Funds, Inc. (the "Company"), dated May 1, 1999, as it may be revised from time to time. To obtain a copy of the Prospectus, please write to the Company at 3435 Stelzer Road, Columbus, Ohio 43219-3035. This Statement of Additional Information relates only to the Funds and not to any of the Company's other portfolios.

          The most recent Annual Report and Semi-Annual Report to Shareholders for each Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS
                                                                     PAGE

Description of the Company and the Funds.............................B-3
Management of the Company............................................B-41
Management Arrangements..............................................B-44
Purchase and Redemption of Shares....................................B-53
Determinations of Net Asset Value....................................B-62
Shareholder Services and Privileges..................................B-65
Performance Information..............................................B-68
Dividends, Distributions and Taxes...................................B-70
Portfolio Transactions...............................................B-73
Information About the Company and the Funds..........................B-75
Counsel and Independent Auditors.....................................B-77
Financial Statements.................................................B-77
Appendix ............................................................B-78

                    DESCRIPTION OF THE COMPANY AND THE FUNDS

GENERAL

          The Company is a Maryland corporation organized on March 6, 1990. Each Fund is a separate portfolio of the Company, an open-end management investment company, known as a mutual fund. Each of the Large-Cap Equity, Small-Cap Opportunity, Municipal Income, Government Income, Prime Money Market and Treasury Money Market Funds is a diversified investment company, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. Each other Fund is a non-diversified investment company, which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act").

          First American National Bank (the "Adviser") serves as each Fund's investment adviser.

          BISYS Fund Services Ohio, Inc. (the "Administrator") serves as each Fund's administrator.

          BISYS Fund Services Limited Partnership (the "Distributor"), an affiliate of the Administrator, serves as each Fund's distributor.

CERTAIN PORTFOLIO SECURITIES

          The following information supplements and should be read in conjunction with the Funds' Prospectus.

          U.S. TREASURY SECURITIES. (All Funds) Each Fund may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

          U.S. GOVERNMENT SECURITIES. (All Funds) In addition to U.S. Treasury securities, each Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. Each Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal. The Treasury Money Market Fund will not invest in securities issued or guaranteed by U.S. Government agencies, instrumentalities or government-sponsored enterprises that are not backed by the full faith and credit of the United States.

          BANK OBLIGATIONS. (All Funds, except the Limited Term U.S. Government Fund and Treasury Money Market Fund) Each of these Funds may invest in bank obligations (other than those issued by the Adviser or its affiliates), including certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries or foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Fund are insured by the Bank Insurance Fund administered by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal and state laws and regulations, domestic branches of domestic banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

          Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. If a domestic bank with deposits insured by the FDIC becomes insolvent, unsecured deposits and other general obligations of such bank's foreign branches will be subordinated to the receivership expenses of the FDIC and such bank's domestic deposits and would be subject to the loss of principal to a greater extent than such bank's domestic branch deposits. The Prime Money Market Fund's investment in obligations of foreign subsidiaries of domestic banks are subject, to the extent required by 1940 Act, to the limitations on investing in the securities of other investment companies.

          Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

          In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, or by domestic branches of foreign banks, the Adviser carefully evaluates such investments on a case-by-case basis.

          Each of these Funds may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, which are members of the FDIC, provided the Fund purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. No Fund will own more than one such CD per such issuer.

          Each of these Funds may invest in short-term U.S. dollar denominated corporate obligations that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." The Fund may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Fund and the corporate borrower (the "Borrower"), together with Agent Banks, are referred herein as "Intermediate Participants." The Fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund and the Borrower. In such cases, the Fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such cases, the Fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

          Under normal circumstances, and as a matter of fundamental policy, the Prime Money Market Fund will "concentrate" at least 25% of its assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include CDs, TDs, bankers' acceptances and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks (as distinct from non-bank dealers) in accordance with the policies set forth in "Repurchase Agreements" below. During periods when the Adviser determines that the Prime Money Market Fund should be in a temporary defensive position, the Fund may invest less than 25% of its total assets in the banking industry; during such times the Prime Money Market Fund's assets will be invested in accordance with its other investment policies. The Adviser may determine that the adoption of a temporary defensive position with respect to issuers in the banking industry is appropriate on the basis of such factors as political, economic, market or regulatory developments adversely affecting that industry as compared to the industries of other issuers of securities available for investment by the Prime Money Market Fund.

          COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS. (Each Fund, except the Limited Term U.S. Government Fund and Treasury Money Market
Fund) Each of these Funds may invest in commercial paper, which consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Funds will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard & Poor's Ratings Group ("S&P"), F-1 by Fitch IBCA, Inc. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"), or (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the Fund.

          REPURCHASE AGREEMENTS. (All Funds) Each Fund may enter into repurchase agreements which involve the acquisition by a Fund of an underlying debt instrument, subject to an obligation of the seller to repurchase, and such Fund to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian or sub-custodian employed in connection with third-party repurchase transactions will have custody of, and will hold in a segregated account, securities acquired by a Fund under a repurchase agreement. In connection with its third-party repurchase transactions, the Fund will employ only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund entering into them. Certain costs may be incurred by a Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy or insolvency proceedings are commenced with respect to the seller of the securities, realization on the securities by a Fund may be delayed or limited. Each Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Fund will enter into repurchase agreements only with registered or unregistered securities dealers or banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which such Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. The Adviser will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Each Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

          ZERO COUPON AND STRIPPED SECURITIES. (All Funds) Each Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Each Fund, except the Limited Term U.S. Government Fund, Prime Money Market Fund and Treasury Money Market Fund, also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

          FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES. (Each Fund, except the Limited Term U.S. Government Fund and Treasury Money Market Fund) Each of these Funds may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Adviser to be of comparable quality to the other obligations in which such Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of a Fund's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

          FLOATING AND VARIABLE RATE OBLIGATIONS. (Each Fund, except the Limited Term U.S. Government Fund and Treasury Money Market Fund) Each of these Funds may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Adviser, on behalf of each Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations purchased by such Fund.

          NOTES. (Each Fund, except the Limited Term U.S. Government Fund and Treasury Money Market Fund) Each of these Funds may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), provided such investments are consistent with its investment objective.

          PARTICIPATION INTERESTS AND TRUST RECEIPTS. (Each Fund, except the Limited Term U.S. Government Fund and Treasury Money Market Fund) Each of these Funds may purchase from financial institutions and trusts created by such institutions participation interests and trust receipts in securities in which it may invest and may enter into loan participation agreements. A participation interest or receipt gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest or receipt bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 397 days or less. If the instrument is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the instrument will be backed by an irrevocable letter of credit or guarantee of a bank or other entity the debt securities of which are rated high quality, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated instruments, the Adviser, acting upon delegated authority from the Company's Board of Directors, must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest. Participation interests or trust receipts with a rating below high quality that are backed by an irrevocable letter of credit or guarantee as described above will be purchased only if the Adviser, acting as described above, determines after an analysis of, among other factors, the creditworthiness of the guarantor that such instrument is high quality, and if the rating agency did not include the letter of credit or guarantee in its determination of the instrument's rating. If the rating of a participation interest or trust receipt is reduced subsequent to its purchase by the Fund, the Adviser will consider, in accordance with procedures established by the Board of Directors, all circumstances deemed relevant in determining whether the Fund should continue to hold the instrument. The guarantor of a participation interest or trust receipt will be treated as a separate issuer. For certain participation interests and trust receipts, the Fund will have the unconditional right to demand payment, on not more than seven days' notice, for all or any part of the Fund's interest in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

          GUARANTEED INVESTMENT CONTRACTS. (Each Fund, except the Limited Term U.S. Government Fund and Treasury Money Market Fund) Each of these Funds may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Pursuant to such a contract, the Fund would make cash contributions to a deposit fund of the insurance company's general account. The insurance company would then credit to the Fund on a monthly basis interest which is based on an index (in most cases the Salomon Smith Barney CD Index), but is guaranteed not to be less than a certain minimum rate. The Prime Money Market Fund currently does not expect to invest more than 5% of its net assets in GICs.

          ILLIQUID SECURITIES. (All Funds) Each Fund may invest up to 15% (10% in the case of Limited Term U.S. Government and Money Market Funds) of the value of its net assets in illiquid securities. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, restricted securities other than those the Adviser has determined to be liquid pursuant to guidelines established by the Company's Board and repurchase agreements maturing in more than seven days. Commercial paper issues include securities issued by major corporations without registration under the 1933 Act, in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof and commercial paper and medium term notes issued in reliance on the so-called "private placement" exemption from registration which is afforded by
Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper ordinarily is resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

          In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

          To facilitate the increased size and liquidity of the institutional markets for unregistered securities, the Securities and Exchange Commission adopted Rule 144A under the 1933 Act. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934, as amended, generally is eligible to be sold in reliance on the safe harbor of Rule 144A. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. Where a substantial market of qualified institutional buyers has developed for certain restricted securities purchased by the Fund pursuant to Rule 144A under the 1933 Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Company's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Company's Board has directed the Adviser to monitor carefully each Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

          FORWARD COMMITMENTS. (All Funds) Each Fund may purchase securities on a when-issued or forward commitment basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. Each Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

          Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

          INVESTMENT COMPANY SECURITIES. (All Funds) Each Fund may invest in securities issued by other investment companies which principally invest in securities of the type in which such Fund invests. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's total assets with respect to any one investment company and
(iii) 10% of such Fund's total assets in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses.

          CONVERTIBLE SECURITIES. (Large-Cap Equity, Small-Cap Opportunity and International Equity Funds) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

          Although to a lesser extent than with fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

          Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

          WARRANTS. (Large-Cap Equity, Small-Cap Opportunity and International Equity Funds) A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. A Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities.

          MORTGAGE-RELATED SECURITIES. (Government Income Fund) Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), adjustable rate mortgages, real estate investment trusts ("REITs"), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The mortgage-related securities in which the Fund may invest include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates.

GOVERNMENT AGENCY SECURITIES--Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

GOVERNMENT RELATED SECURITIES--Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the Untied States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

          Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

PRIVATE ENTITY SECURITIES--These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the price of the Fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

COMMERCIAL MORTGAGE-RELATED SECURITIES--Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are structured to provide protection to the senior classes investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

          The Fund may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgage. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

          The market for commercial mortgage-related securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-related securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")--A CMO is a multiclass bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities, or
(e) any combination thereof. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such a LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

          Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

STRIPPED MORTGAGE-BACKED SECURITIES--The Fund also may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

REAL ESTATE INVESTMENT TRUSTS--A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

          REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

ADJUSTABLE-RATE MORTGAGE LOANS ("ARMS")--ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

OTHER MORTGAGE-RELATED SECURITIES--Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

          ASSET-BACKED SECURITIES. (Government Income and Prime Money Market Funds) Asset-backed securities are a form of derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Each of these Funds may invest in these and other types of asset-backed securities that may be developed in the future.

          The Prime Money Market Fund may purchase asset-backed securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

          Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

          AMERICAN DEPOSITARY RECEIPTS. (Large-Cap Equity, Small-Cap Opportunity and International Equity Funds) Each of these Funds may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in the United States securities markets. Each of these Funds may invest in ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

          MUNICIPAL OBLIGATIONS. (Municipal Income and, to a limited extent, Prime Money Market Funds) The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

          Municipal Obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the Municipal Obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligations and purchased and sold separately.

          Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

          The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of the advisory and administration fees, as well as other Fund operating expenses, will have the effect of reducing the yield to investors.

          The Municipal Income Fund may invest up to 5% of the value of its total assets in municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations"). Lease obligations have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. Certain lease obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In addition, no assurance can be given as to the liquidity of certain lease obligations. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. The Company's Board of Directors has established guidelines for the Adviser to determine the liquidity and appropriate valuation of lease obligations based on factors which include:
(1) the frequency of trades and quotes for the lease obligation or similar securities; (2) the number of dealers willing to purchase or sell the lease obligation or similar securities and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security or similar securities; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer.

          The Municipal Income Fund may purchase tender option bonds and similar securities. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Adviser, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons.

          The Municipal Income Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, each of these Funds expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that is valued at fair value.

          RATINGS OF MUNICIPAL OBLIGATIONS. Subsequent to its purchase by a Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Obligations by the Fund, but the Adviser will consider such event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by Moody's, S&P or Fitch for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Fund's Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

          The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended December 31, 1998 computed on a monthly basis, for the Municipal Income Fund was as follows:

                                                           Percentage of Value

                                                                Municipal
                                                                 Income
Moody's                  Fitch                   S&P              Fund
----------               -----                   ----           ----------
Aaa                      AAA                     AAA              48.0%
Aa                       AA                      AA               47.4%
A                        A                       A                 4.6%
                                                                ---------
                                                                 100.0%


MANAGEMENT POLICIES

          INVESTMENT TECHNIQUES AND PORTFOLIO TURNOVER RATES. (All Funds) Each Fund may engage in various investment techniques the use of which involves risk. Investors in the Municipal Income Fund should be aware that the use of these techniques may give rise to taxable income. Using these techniques may produce higher than normal portfolio turnover for a Fund and may affect the degree to which its net asset value fluctuates.

          Portfolio turnover may vary from year to year, as well as within a year. No Fund will consider portfolio turnover to be a limiting factor in making investment decisions. Under normal market conditions, the portfolio turnover rate for the current fiscal year is anticipated to be less than 200% for the Small-Cap Opportunity Fund and International Equity Fund, and is anticipated to be less than 100% for the Large-Cap Equity Fund, Municipal Income Fund, Government Income Fund and Limited Term U.S. Government Fund. A portfolio turnover rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once in the course of a year. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. In addition, short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. Each Money Market Fund will have a high portfolio turnover, but that should not adversely affect the Fund since it usually does not pay brokerage commissions when it purchases short-term debt obligations.

          DURATION. (Limited Term U.S. Government Income Fund) The Fund follows a controlled duration strategy. As a measure of a fixed income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

          LENDING PORTFOLIO SECURITIES. (All Funds) From time to time, each Fund may lend securities from its investment portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33-1/3% of the value of the relevant Fund's total assets. In connection with such loans, each Fund will receive collateral consisting of cash or U.S. Government securities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund can increase its income through the investment of such collateral. Each Fund continues to be entitled to payments in amounts equal to the dividends, interest and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with such Fund. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

          The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company's Board of Directors must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

          OPTIONS TRANSACTIONS. (Large-Cap Equity, Small-Cap Opportunity, Government Income and International Equity Funds) Each of these Funds may purchase call and put options in respect of specific securities in which the Fund may invest and write covered call and put option contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. A covered call option sold by the Fund, which is a call option with respect to which the Fund owns the underlying security, exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option sold by the Fund exposes the Fund during the term of the option to a decline in price of the underlying security. A put option sold by the Fund is covered when, among other things, permissible liquid assets are placed in a segregated account to fulfill the obligation undertaken.

          The principal reason for the Fund writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on its portfolio securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

          So long as the Fund's obligation as the writer of an option continues, it may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          While it may choose to do otherwise, the Fund generally will purchase or write only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that otherwise may interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

          The Fund intends to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options written by the Fund as illiquid securities.

          STOCK INDEX OPTIONS. (Large-Cap Equity, Small-Cap Opportunity and International Equity Funds) Each of these Funds may purchase and write put and call options on stock indexes listed on national securities exchanges or traded in the over-the-counter market to the extent of 15% of the value of its net assets. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

          The effectiveness of the Fund's purchasing or writing stock index options will depend upon the extent to which price movements in its portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

          When the Fund writes an option on a stock index, it will place in a segregated account permissible liquid assets in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or will otherwise cover the transaction.

          FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. (Large-Cap Equity, Small-Cap Opportunity and International Equity Funds) None of these Funds will be a commodity pool. However, as a substitute for a comparable market position in the underlying securities or for hedging purposes, each of these Funds may engage in futures and options on futures transactions, as described below.

          The commodities transactions of each of these Funds must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission. In addition, none of these Funds may engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, each of these Funds may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount at least equal to the value of the underlying commodity.

          Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Company's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, at the then prevailing price, which will operate to terminate its existing position in the contract.

          Although each of these Funds intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the relevant Fund to substantial losses. If it is not possible, or the Fund determines not, to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

          To the extent a Fund is engaging in a futures transaction as a hedging device, because of the risk of an imperfect correlation between securities in a portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective if, for example, losses on the portfolio securities exceed gains on the futures contract or losses on the futures contract exceed gains on the portfolio securities. For futures contracts based on indexes, the risk of imperfect correlation increases as the composition of a Fund's investments varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

          Successful use of futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market or interest rates. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting the value of securities held in its portfolio and prices increase instead, such Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

          An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

          Call options sold by a Fund with respect to futures contracts will be covered by, among other things, entering into a long position in the same contract at a price no higher than the strike price of the call option, or by ownership of the instruments underlying, or instruments the prices of which are expected to move relatively consistently with, the instruments underlying the futures contract. Put options sold by a Fund with respect to futures contracts will be covered in the same manner as put options on specific securities as described above.

          Upon exercise of an option, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

          STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX Futures. (Large-Cap Equity, Small-Cap Opportunity and International Equity Funds) Each of these Funds may purchase and sell stock index futures contracts and options on stock index futures contracts to the extent of 15% of the value of its net assets.

          A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indexes that are permitted investments, each of these Funds intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

          Each of these Funds may use index futures as a substitute for a comparable market position in the underlying securities.

          FUTURE DEVELOPMENTS. Each Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by such Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with its investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

          FOREIGN CURRENCY TRANSACTIONS. (International Equity Fund) Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

          Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on the ability of the Fund's Sub-Adviser to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

          SHORT-SELLING. (International Equity Fund and, to a limited extent, Limited Term U.S. Government Fund) In these transactions the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Limited Term U.S. Government Fund will limit its short sales to those that are "against the box," a transaction in which the Fund enters into a short sale of a security which it owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. At no time will either of these Funds have more than 15% of the value of its net assets in deposits on short sales against the box.

          BORROWING MONEY. (All Funds) As a fundamental policy, each Fund is permitted to borrow money in an amount up to 33-1/3% of the value of its total assets. However, each Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 33-1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Fund's total assets, such Fund will not make any investments. In addition, each Money Market Fund may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements as described below.

          REVERSE REPURCHASE AGREEMENTS. (Money Market Funds only) The Prime Money Market Fund and Treasury Money Market Fund may enter into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. The Fund will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. As a result of these transactions, the Fund may be exposed to greater potential fluctuations in the value of its assets and its net asset value per share. Interest costs on the money borrowed may exceed the return received on the securities purchased. The Company's Directors have considered the risks to each of the Prime Money Market Fund and Treasury Money Market Fund and its shareholders which may result from the entry into reverse repurchase agreements and have determined that the entry into such agreements is consistent with such Fund's investment objective and management policies. The Fund will maintain in a segregated account permissible liquid assets equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission.

INVESTMENT CONSIDERATIONS AND RISK FACTORS

          RISK OF INVESTING IN MUNICIPAL OBLIGATIONS. (Municipal Income Fund) The Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects or securities whose issuers are located in the same state. As a result, the Fund may be subject to greater risk as compared to a fund that does not follow this practice.

          Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce its available yield. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect its shareholders, the Company would reevaluate the Fund's investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth in the Prospectus.

          MORTGAGE-RELATED SECURITIES RISK. (Government Income Fund) Mortgage-related securities in which the Fund may invest are complex derivative instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile. No assurance can be given as to the liquidity of the market for certain mortgage-backed securities, such as collateralized mortgage obligations and stripped mortgage-backed securities. Determination as to the liquidity of interest-only and principal-only fixed mortgage-backed securities issued by the U.S. Government or its agencies and instrumentalities will be made in accordance with guidelines established by the Company's Board of Directors. In accordance with such guidelines, the Adviser will monitor investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. The Fund intends to treat other stripped mortgage-backed securities as illiquid securities.

          Mortgage-related securities are subject to credit risks associated with the performance of the underlying mortgage properties. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties. In addition, these securities are subject to prepayment risk, although commercial mortgages typically have shorter maturities than residential mortgages and prepayment protection features. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by the Fund, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating category. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Fund's mortgage-related securities to decrease significantly, the Fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase.

          SIMULTANEOUS INVESTMENTS. (All Funds) Investment decisions for each Fund are made independently from those of the other investment companies, investment advisory accounts, custodial accounts, individual trust accounts and commingled funds that may be advised by the Adviser or, if applicable, sub-investment adviser. However, if such other investment companies or managed accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each of them. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.

INVESTMENT RESTRICTIONS

          Each Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of the Fund's outstanding voting shares. In addition, each Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies, and only the Funds so indicated have adopted investment restrictions numbered 8 through 12 as additional fundamental policies. These restrictions cannot be changed, as to a Fund, without approval by the holders of a majority (as defined in the 1940
Act) of such Fund's outstanding voting securities. Each Fund, except as otherwise indicated, has adopted investment restrictions numbered 13 through 18 as non-fundamental policies which may be changed by vote of a majority of the Company's Directors at any time. No Fund may:

          1. Invest in commodities, except that each Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

          2. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but each Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

          3. Borrow money, except that each Fund may borrow up to 331/3% of the value of its total assets. For purposes of this investment restriction, a Fund's entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

          4. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each Fund may lend its portfolio securities in an amount not to exceed 331/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company's Board of Directors.

          5. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the 1933 Act by virtue of disposing of portfolio securities, and except that the Municipal Income Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

          6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act). A Fund's permitted borrowings and transactions in futures and options, to the extent permitted under the 1940 Act, are not considered senior securities for purposes of this investment restriction.

          7. Purchase securities on margin, but each Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

          The following investment restrictions numbered 8 and 9 are fundamental policies which apply only to the Prime Money Market Fund. The Prime Money Market Fund may not:

          8. Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the Prime Money Market Fund's total assets may be invested without regard to any such limitation, provided that not more than 10% of its assets may be invested in securities issued or guaranteed by any single guarantor of obligations held by the Prime Money Market Fund.


          9. Invest less than 25% of its total assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes the Prime Money Market Fund may invest less than 25% of its assets in bank obligations.


          The following investment restriction number 10 is a fundamental policy which applies to each Fund, except the Prime Money Market Fund. None of these Funds may:

          10. Invest more than 25% of its assets in the securities of issuers in any single industry, provided that, in the case of the Municipal Income Fund, there shall be no such limitation on the purchase of tax-exempt municipal obligations and, in the case of each Fund, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          The following investment restrictions numbered 11 and 12 are fundamental policies which apply only to the Large-Cap Equity Fund, Small-Cap Opportunity Fund, Municipal Income Fund and Government Income Fund. None of these Funds may:

          11. With respect to 75% of its total assets, invest more than 5% of its assets in the obligations of any single issuer. This investment restriction does not apply to the purchase of U.S. Government securities.

          12. Hold more than 10% of the outstanding voting securities of any single issuer. This investment restriction applies only with respect to 75% of the Fund's total assets.

                                      * * *

          13. Invest in the securities of a company for the purpose of exercising management or control, but each Fund will vote (as provided in the Company's Charter) the securities it owns as a shareholder in accordance with its views.

          14. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

          15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% (10% in the case of the Limited Term U.S. Government and Money Market Funds) of the value of the Fund's net assets would be so invested.

          16. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

          The following investment restrictions numbered 17 and 18 are non-fundamental policies which apply only to the Limited Term U.S. Government Fund. The Limited Term U.S. Government Fund may not:

          17. Purchase, sell or write puts, calls or combinations thereof, except as may be described in the Fund's Prospectus and this Statement of Additional Information.

          18. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

          For purposes of Investment Restriction No. 10, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

          If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                            MANAGEMENT OF THE COMPANY

          The Company's Board of Directors is responsible for the management and supervision of each Fund. The Board approves all significant agreements with those companies that furnish services to the Funds. These companies are as follows:

First American National Bank.......................   Investment Adviser and
                                                            Custodian
Lazard Asset Management............................   Sub-Investment Adviser
Womack Asset Management, Inc.......................   Sub-Investment Adviser
BISYS Fund Service Limited Partnership.............   Distributor
BISYS Fund Services Ohio, Inc......................   Administrator and
                                                            Transfer Agent
The Bank of New York...............................   Sub-Custodian

          Directors and officers of the Company, together with information as to their principal business occupations during at least the last five years, are shown below. Each Director who is an "interested person" of the Company, as defined in the 1940 Act, is indicated by an asterisk.


Name, Address                    Position(s) Held     Principal Occupation(s)
And Age                          With Company         During Past 5 Years

WILLIAM B. BLUNDIN*              President and       An employee of BISYS
  90 Park Avenue                 Chairman of the     Fund  Services, Inc.,
  New York, New York 10016       Board of            general partner of
  Age 60                         Directors           the Distributor.
                                                     Mr. Blundin also is
                                                     an officer of other
                                                     investment companies
                                                     administered by  the
                                                     Administrator or its
                                                     affiliates.

NORMA A. COLDWELL                Director           International Economist
  3330 Southwestern Boulevard                       and Consultant; Executive
  Dallas, Texas 75225                               Vice President of Coldwell
  Age 72                                            Financial Consultants;
                                                    Trustee and Treasurer of
                                                    Meridian House International
                                                    (International Education
                                                    and Cultural Group);
                                                    Member of the Board of
                                                    Advisors of Meridian
                                                    International Center and
                                                    Emerging Capital Markets,
                                                    S.A. (Montevideo, Uruguay);
                                                    formerly, Chief
                                                    International Economist of
                                                    Riggs National Bank,
                                                    Washington, D.C.

RICHARD H. FRANCIS               Director           Former Executive Vice
  40 Grosvenor Road                                  President and Chief
  Short Hills, New Jersey 07078                     Financial Officer of
  Age 66                                            Pan  American World
                                                    Airways, Inc. (currently,
                                                    debtor-in-possession under
                                                    the U.S.  Bankruptcy
                                                    Code), March 1988 to
                                                    October 1991; Senior
                                                    Vice President and
                                                    Chief Financial
                                                    Officer of American
                                                    Standard Inc., 1960
                                                    to March 1988. Mr.
                                                    Francis is a
                                                    director of Allendale
                                                    Mutual Insurance and
                                                    The Indonesia Fund, Inc.

WILLIAM W. McINNEES              Director           Private investor.
  116 30TH Avenue South                             From July 1978 to
  Nashville, Tennessee 37212                        February 1993, he was
  Age 48                                            Vice-President--Finance and
                                                    Treasurer of Hospital
                                                    Corp. of America.
                                                    He is  also a director of
                                                    Gulf South Medical Supply
                                                    and Diversified Trust Co.

ROBERT A. ROBERTSON              Director           Private investor. Since
  2 Hathaway Common                                 1991, President Emeritus,
  New Canaan, Connecticut 06840                     and from 1968 to 1991,
  Age 71                                            President of The Church
                                                    Pension Group, NYC.  From
                                                    1956 to 1966, Senior
                                                    Vice President of
                                                    Colonial Bank & Trust Co.
                                                    He is also a director of
                                                    Mariner Institutional Funds,
                                                    Inc., Mariner Tax-Free
                                                    Institutional funds, Inc.,
                                                    UST Master Funds, UST
                                                    Master Tax Exempt
                                                    Funds, H.B. and  F.H.
                                                    Bugher Foundation,
                                                    Morehouse-Barlow Co.
                                                    Publishers, The
                                                    Cantebury Cathedral
                                                    Trust in America,
                                                    The Living Church
                                                    Foundation and
                                                    Hoosac School.

JEFFREY C. CUSICK                Vice President     An employee of BISYS
  3435 Stelzer Road              and  Assistant     Fund  Services, Inc.
  Columbus, Ohio  43219          Secretary          since July 1995, and
  Age 38                                            an officer of other
                                                    investment companies
                                                    administered by the
                                                    Administrator or its
                                                    affiliates.  From
                                                    September 1993 to
                                                    July 1995, he was
                                                    Assistant Vice President of
                                                    Federated Administrative
                                                    Services.

WILLIAM TOMKO                    Vice President     An employee of BISYS
  3435 Stelzer Road                                 Fund  Services, Inc.
  Columbus, Ohio  43219                             and an officer of
  Age 38                                            other investment
                                                    companies administered by
                                                    the Administrator or its
                                                    affiliates.

GARY R. TENKMAN                  Treasurer          An employee of BISYS
  3435 Stelzer Road                                 Fund  Services, Inc.
  Columbus, Ohio  43219                             since April 1998,
  Age 34                                            and an officer of other
                                                    investment companies
                                                    administered by the
                                                    Administrator or its
                                                    affiliates. For more than
                                                    five years prior thereto,
                                                    he was an audit manager
                                                    with Ernst & Young LLP.

ROBERT L. TUCH                   Assistant          An employee of BISYS
  3435 Stelzer Road              Secretary          Fund  Services, Inc.
  Columbus, Ohio  43219                             and an officer of
  Age 45                                            other investment
                                                    companies administered by
                                                    the Administrator or its
                                                    affiliates.

ALAINA METZ                      Assistant          An employee of BISYS
  3435 Stelzer Road              Secretary          Fund Services, Inc.
  Columbus, Ohio  43219                             and an officer of
  Age 29                                            other investment companies
                                                    administered by the
                                                    Administrator or its
                                                    affiliates.


          For so long as the Distribution Plan described in the section captioned "Management Arrangements--Distribution Plan" remains in effect, the Directors who are not "interested persons" of the Company, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Company.

          Directors and officers of the Company, as a group, owned less than 1% of any Fund's shares of common stock outstanding on April 1, 1999.

          The Company does not pay any remuneration to its officers and Directors other than fees and expenses to those Directors who are not directors, officers or employees of the Adviser or the Administrator or any of their affiliates. The aggregate amount of compensation paid to each such Director by the Company for year ended December 31, 1998 was as follows:

                                                           Total Compensation
                                Aggregate                   From Company and
Name of Board              Compensation from               Fund Complex Paid to
   Member                      Company*                    to Board Member

Norma A. Coldwell             $18,000                            $18,000
Richard H. Francis            $18,000                            $18,000
William W. McInnes            $18,000                            $18,000
Robert A. Robinson            $18,000                            $18,000


-------------
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $21,441 for all Directors as a group.


                             MANAGEMENT ARRANGEMENTS

          INVESTMENT ADVISERS. First American National Bank serves as each Fund's investment adviser. The Adviser is a wholly-owned subsidiary of First American Corporation, a registered bank holding company. The Adviser and its affiliates deal, trade and invest for their own accounts and for the accounts of their clients, in the types of securities in which the Funds may invest, and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by a Fund. The Adviser has informed the Company that in making its investment decisions it does not obtain or use material inside information in its or its affiliates' possession. The Adviser also provides research services for the Funds through a professional staff of portfolio managers and securities analysts. All activities of the Adviser are conducted by persons who are also officers of one or more of the Adviser's affiliates.

          The Adviser also is responsible for the selection of brokers to effect securities transactions and the negotiation of brokerage commissions, if any. Purchases and sale of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Brokerage commissions may be paid to affiliates of the Adviser for executing securities transactions if the use of such affiliates is likely to result in price and execution at least as favorable as those of other qualified brokers.

          The Adviser provides investment advisory services pursuant to the Investment Advisory Agreement (the "Agreement") dated February 15, 1994 with the Company. As to each Fund, the Agreement is subject to annual approval by (i) the Company's Board of Directors or (ii) vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was last approved by the Company's Board of Directors, including a majority of the Directors who are not "interested persons" of any party to the Agreement, at a meeting held on November 18, 1998. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Company's Board of Directors or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by the Adviser. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

          Under the terms of the Agreement, the Company has agreed to pay the Adviser a monthly fee at the annual rate set forth below as a percentage of the relevant Fund's average daily net assets.

                                                             Annual Rate of
                                                               Investment
Name of Fund                                             Advisory Fee Payable

International Equity Fund                                     1.00%
Small-Cap Opportunity Fund                                     .95%
Large-Cap Equity Fund                                          .75%
Government Income Fund                                         .60%
Limited Term U.S. Government Fund                              .50%
Municipal Income Fund                                          .60%
Prime Money Market Fund                                        .25%*
Treasury Money Market Fund                                     .25%

----------------

* Prior to January 30, 1998, the Fund paid the Prime Money Market Fund's former sub-adviser, Barnett Capital Advisors, Inc. ("Barnett"), .15% and the Adviser .10% of the value of the Fund's average daily net assets.

          From time to time, the Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering the overall expense ratio of that Fund and increasing yield to its investors. The Fund will not pay the Adviser at a later time for any amounts it may waive, nor will the Fund reimburse the Adviser for any amounts it may assume. For the fiscal years and/or periods ended December 31, 1996, 1997 and 1998, as applicable, the investment advisory fees payable by each indicated Fund, the amounts waived by the Adviser, and the actual net fees paid by each Fund, were as follows:

Name of Fund                  Management Fee Payable                     Reduction in Fee               Net Fee Paid
----------           ------------------------------------        -----------------------------    -------------------------------
                     1996            1997            1998        1996        1997        1998     1996         1997         1998
                     ----            ----            ----        ----        ----        ----     ----         ----         ----

Large-Cap        $ 3,213,522(1)  $ 4,445,559(2)   $ 4,767,781(3)  $       0  $       0  $     0  $3,213,522  $ 4,445,559 $ 4,767,781
 Equity Fund*

International        N/A         $    95,011(4)   $   239,978(3)   N/A       $ 47,505   $ 77,837   N/A      $    47,505  $   162,141
 Equity Fund*

Small-Cap        $   684,142(1)  $   966,755(2)   $   874,343(3)  $ 115,580  $112,136   $     0  $  568,562  $   854,639 $   874,343
Opportunity Fund*

Government       $ 1,369,096(1)  $ 1,580,350(2)   $ 1,364,121(3)  $ 228,183  $163,534   $     0  $1,140,913  $ 1,416,816 $ 1,364,121
 Income Fund*

Limited                 N/A      $    81,110(5)   $   108,195       N/A      $ 41,559   $ 35,572   N/A      $     39,551  $   72,623
Term U.S.
Government Fund

Municipal        $   279,232(1)  $   289,417(2)   $   273,164(3)  $ 162,886  $150,568   $136,582 $  116,346  $   138,849  $  136,582
 Income Fund*

Treasury         $   459,479     $   474,129      $   480,809     $       0  $      0   $      0 $  459,479  $   474,129  $  480,809
Money Market
Fund

Prime Money      $    74,618      $   80,064      $   340,372     $       0  $      0   $      0 $   74,618  $    80,064  $  340,372
Market Fund

---------------------------
*    Prior to December 14, 1998, the Fund was a series of DG Investor Series, a registered investment company advised by ParkSouth Corporation, a wholly-owned subsidiary of Deposit Guaranty Corp., which merged into First
     American Corporation on May 1, 1998.
(1)  For the period March 1, 1996 through February 28, 1997.
(2)  For the period March 1, 1997 through February 28, 1998.
(3)  For the period March 1, 1998 through December 31, 1998.
(4)  For the period August 15, 1997 (commencement of operations) through
     December 31, 1996.
(5)  For the period February 28, 1997 (commencement of operations) through
     December 31, 1997.

     For the fiscal years and/or periods ended December 31, 1996, 1997 and 1998, the Prime Money Market Fund paid Barnett $111,623, $120,097 and $11,578, respectively.

          With respect to Small-Cap Opportunity Fund, the Adviser has entered into a Sub-Investment Advisory Agreement (the "Womack Sub-Advisory Agreement") with Womack Asset Management, Inc. ("Womack") dated May 14, 1998. As to such Fund, the Womack Sub-Advisory Agreement is subject to annual approval by (i) the Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Womack, by vote cast in person at a meeting called for the purpose of voting on such approval. The Womack Sub-Advisory Agreement is terminable without penalty, (i) by the Adviser on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' notice, or
(iii) upon not less than 90 days' notice, by Womack. The Womack Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Under the terms of the Womack Sub-Advisory Agreement, the Adviser has agreed to pay Womack a monthly fee at the annual rate of .35% of the value of the Small-Cap Opportunity Fund's average daily net assets.

          With respect to International Equity Fund, the Adviser has entered into a Sub-Investment Advisory Agreement (the "Lazard Sub-Advisory Agreement") with Lazard Asset Management ("Lazard") dated May 14, 1998. As to such Fund, the Lazard Sub-Advisory Agreement is subject to annual approval by (i) the Board or
(ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Lazard, by vote cast in person at a meeting called for the purpose of voting on such approval. The Lazard Sub-Advisory Agreement is terminable without penalty, (i) by the Adviser on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' notice, or (iii) upon not less than 90 days' notice, by Lazard. The Lazard Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act). Under the terms of the Lazard Sub-Advisory Agreement, the Adviser has agreed to pay Lazard a monthly fee at the annual rate of .50% of the value of the International Equity Fund's average daily net assets.

          ADMINISTRATOR. BISYS Fund Services Ohio, Inc., a wholly-owned subsidiary of The BISYS Group, Inc., provides certain administrative services pursuant to the Administration Agreement (the "Administration Agreement") dated October 29, 1998 with the Company. Under the Administration Agreement with the Company, the Administrator generally assists in all aspects of the Funds' operations, other than providing investment advice, subject to the overall authority of the Company's Board of Directors in accordance with Maryland law. In connection therewith, the Administrator provides the Funds with office facilities, personnel, and certain clerical and bookkeeping services (e.g., preparation of reports to shareholders and the Securities and Exchange Commission and filing of Federal, state and local income tax returns) that are not being furnished by the Funds' custodian. As to each Fund, the Administration Agreement will continue until December 31, 2003 and thereafter is subject to annual approval by (i) the Company's Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Administrator, by vote cast in person at a meeting called for the purpose of voting such approval. The Administration Agreement was last approved by the Company's Board of Directors, including a majority of the Directors who are not "interested persons" of any party to the Administration Agreement, at a meeting held on August 12, 1998. As to each Fund, the Administration Agreement is terminable without penalty, at any time if for cause, by the Company's Board of Directors or by vote of the holders of a majority of such Fund's outstanding voting securities, or, on not less than 90 days' notice, by the Administrator. The Administration Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

          As compensation for the Administrator's services, the Company has agreed to pay the Administrator a monthly administration fee at the annual rate of .10% of the value of the Prime Money Market Fund's and Treasury Money Market Fund's average daily net assets and .15% of the value of each other Fund's average daily net assets. For the fiscal years and/or periods ended December 31, 1996, 1997 and 1998, as applicable, the administration fees payable by each indicated Fund, the amounts waived by the Administrator, and the actual net administration fees paid by each Fund, were as follows:

Name of Fund           Administration Fee Payable            Reduction in Fee                 Net Fee Paid
--------------       -----------------------------
                     1996      1997      1998           1996          1997        1998       1996           1997          1998
                     ----      ----      ----           ----          ----        ----       ----           ----          ----

Large-Cap            N/A       N/A     $ 630,646(2)      N/A          N/A          $0         N/A           N/A       $    630,646
 Equity Fund*

International        N/A       N/A     $  68,863(2)      N/A          N/A          $0         N/A           N/A       $     68,863
 Equity Fund*
Small-Cap            N/A       N/A     $  90,864(2)      N/A          N/A          $0         N/A           N/A       $     90,864
Opportunity Fund*

Government           N/A       N/A     $ 227,828(2)      N/A          N/A          $0         N/A           N/A       $    227,828
 Income Fund*

Limited Term         N/A   $ 24,333(1) $  32,459           N/A      $     17,844   $ 23,803   N/A        $ 6,489      $      8,656
U.S. Government
Fund

Municipal            N/A      N/A      $  83,073(2)      N/A          N/A          $0         N/A           N/A       $     83,073
Income Fund*

Treasury         $ 183,791 $189,650    $ 192,322            $0           $0        $0     $ 183,791      $ 189,650    $    192,322
Money Market
Fund

Prime Money      $  74,618 $ 80,064    $ 136,147            $0           $0        $0     $  74,618      $  80,064    $    136,147
Market Fund

---------------------------
*    Prior to December 14, 1998, the Fund was a series of DG Investor Series, a registered  investment company administered by an entity other than the
     Administrator.
(1)  For the period February 28, 1997 (commencement of operations) through
     December 31,  1997.
(2)  For the period March 1, 1998 through December 31, 1998.

          DISTRIBUTOR. BISYS Fund Services Limited Partnership, a wholly-owned subsidiary of The BISYS Group, Inc., acts as the exclusive distributor of each Fund's shares on a best efforts basis pursuant to a Distribution Agreement (the "Distribution Agreement") dated November 11, 1997, with the Company. Shares are sold on a continuous basis by the Distributor as agent, although the Distributor is not obliged to sell any particular amount of shares. No compensation is payable by the Company to the Distributor pursuant to the Distribution Plan for its distribution services.

          DISTRIBUTION PLAN. (Applicable to each Fund other than the Prime Money Market Fund and Treasury Money Market Fund) Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Directors have adopted such a plan (the "Distribution Plan") with respect to DG Class Shares of each Fund other than the Prime Money Market Fund and Treasury Money Market Fund pursuant to which each such Fund pays the Distributor for advertising, marketing and distributing DG Class Shares at an annual rate of
 .25% of the value of the average daily net assets represented by DG Class Shares. Under the Distribution Plan, the Distributor may make payments to certain financial institutions, securities dealers and other industry professionals that have entered into agreements with the Distributor ("Service Organizations") in respect of these services. The Distributor determines the amounts to be paid to Service Organizations. Service Organizations receive such fees in respect of the average daily value of DG Class Shares owned by their clients. From time to time, the Distributor may defer or waive receipt of fees under the Distribution Plan while retaining the ability to be paid by the Fund under the Distribution Plan thereafter. The fees payable to the Distributor under the Distribution Plan for advertising, marketing and distributing are payable without regard to actual expenses incurred. The Company's Directors believe that there is a reasonable likelihood that the Distribution Plan will benefit each such Fund and the holders of its DG Class Shares.

          A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Directors for their review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of the DG Class Shares may bear for distribution pursuant to the Distribution Plan without approval of such shareholders and that other material amendments of the Distribution Plan must be approved by the Board of Directors, and by the Directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the Distribution Plan or in the related Distribution Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan and related agreements are subject to annual approval by such vote of the Directors cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan was last so approved on February 25, 1999. The Distribution Plan is terminable at any time by vote of a majority of the Directors who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in the Distribution Plan agreements or by vote of the holders of a majority of DG Class Shares voting separately as a Class. A Distribution Plan agreement is terminable without penalty, at any time, by such vote of the Directors, upon not more than 60 days' written notice to the parties to such agreement or by vote of the holders of a majority of the Fund's DG Class Shares voting separately as a Class. A Distribution Plan agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act).

          DG Class Shares had not been offered as of the last fiscal year end. However, the Funds' Class A Shares are subject to the Distribution Plan at the same annual rate as are the DG Class Shares. For the fiscal year and/or period ended December 31, 1998, the Distribution Plan fees payable with respect to Class A Shares by each indicated Fund, the amounts waived by the Distributor, and the actual net Distribution Plan fees paid by each Fund, were as follows:

Name of Fund             Distribution Plan Fee Payable         Reduction in Fee                 Net Fee Paid
                                  Class A                          Class A                       Class A

Large-Cap                          $0                               $0                             $0
Equity Fund*

International                      $0                               $0                             $0
Equity Fund*

Small-Cap                          $0                               $0                             $0
Opportunity Fund*

Government                         $0                               $0                             $0
Income Fund*

Limited                          $48,533                          $48,533                          $0
Term U.S.
Government Fund

Municipal                          $0                               $0                             $0
Income Fund*

---------------------------
*  Prior to December 14, 1998, the Fund was a series of DG Investor Series and was not subject to the Distribution Plan.

          SHAREHOLDER SERVICES PLAN. The Company's Directors have adopted a shareholder services plan (the "Shareholder Services Plan") pursuant to which each Fund pays the Distributor for the provision of certain services to the holders of its shares at an annual rate of .15% of the value of the average daily net assets represented by DG Class Shares (.25% in the case of the Prime Money Market Fund and Treasury Money Market Fund). The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The fee payable for such services is intended to be a "service fee" as defined in the NASD Conduct Rules. Under the Shareholder Services Plan, the Distributor may make payments to certain Service Organizations in respect of these services. The Distributor determines the amounts to be paid to Service Organizations. Service Organizations receive such fees in respect of the average daily value of DG Class Shares owned by their clients. From time to time, the Distributor may defer or waive receipt of fees under the Shareholder Services Plan while retaining the ability to be paid by the Fund under the Shareholder Services Plan thereafter. The fees payable to the Distributor under the Shareholder Services Plan are payable without regard to actual expenses incurred. The Company's Directors believe that there is a reasonable likelihood that the Shareholder Services Plan will benefit each Fund and its shareholders.

          A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Directors for their review. In addition, the Shareholder Services Plan provides that material amendments of the Plan must be approved by the Board of Directors, and by the Directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the Shareholder Services Plan or in the related Shareholder Services Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan and related agreements are subject to annual approval by such vote of the Directors cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved on February 25, 1999. The Shareholder Services Plan is terminable at any time by vote of a majority of the Directors who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in the Shareholder Services Plan agreements. A Shareholder Services Plan agreement is terminable without penalty, at any time, by such vote of the Directors. A Shareholder Services Plan agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act).

          DG Class Shares had not been offered as of the last fiscal year end. However, the Funds' Class A Shares are subject to the Shareholder Services Plan at the same annual rate as are the DG Class Shares. For the fiscal year and/or period ended December 31, 1998, the Shareholder Services Plan fees payable with respect to Class A Shares by each indicated Fund, the amounts waived by the Distributor, and the actual net Shareholder Services Plan fees paid by each Fund, were as follows:


                              Shareholder Services Plan             Reduction in Fee               Net Fee Paid
Name of Fund                         Fee Payable                        Class A                        Class A

Large-Cap                       $    899,369(1)                            $0                      $    899,369
 Equity Fund*

International                   $     34,073(1)                            $0                      $     34,073
 Equity Fund*

Small-Cap                       $    131,641(1)                            $0                      $    131,641
Opportunity
 Fund*

Government                      $    319,247(1)                            $0                      $    319,247
 Income Fund*

Limited Term                              $0                               $0                             $0
 U.S. Government
 Fund

Municipal                       $     64,495(1)                            $0                      $     64,495
 Income Fund*

Treasury Money                  $    230,368                               $0                      $    230,368
  Market Fund

Prime Money                     $    200,598                               $0                      $    200,958
Market Fund

---------------------------
*    Prior to December 14, 1998, the Fund was a series of DG Investor Series and was not subject to the Shareholder Services Plan.
(1)  For the period March 1, 1998 through December 31, 1998.

          TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. BISYS Fund Services Ohio, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of The BISYS Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, is the Company's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses.

          First American National Bank acts as custodian of the investments of each Fund. Under a custody agreement with the Company, First American National Bank provides for the holding of each Fund's securities and the retention of all necessary accounts and records. For its custody services, First American National Bank receives a monthly fee based on the market value of the Funds' assets held in custody and receives certain securities transactions charges. The Bank of New York, 90 Washington Street, New York, New York 10286, is the Funds' sub-custodian.

          EXPENSES. All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by others. The expenses borne by the Company include: taxes, interest, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser or the Administrator or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory and administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of calculating the net asset value of each Fund's shares, costs of shareholders' reports and corporate meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a Fund are charged against the assets of that Fund; other expenses of the Company are allocated among the Funds on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Fund.


                        PURCHASE AND REDEMPTION OF SHARES

          GENERAL PURCHASE INFORMATION. DG CLASS SHARES ARE OFFERED ONLY TO INVESTORS WHO ACQUIRED FUND SHARES IN CONNECTION WITH THE REORGANIZATION OF A CORRESPONDING DG INVESTOR SERIES FUND. DG Class Shares are sold at net asset value per share plus, for each Fund, other than the International Equity and Money Market Funds, an initial sales charge imposed at the time of purchase, which may be reduced or waived for certain purchases, as described below. On May 1, 2000, DG Class Shares automatically will convert to Class A Shares, based on the relative net asset values for shares of each such Class.

          DG Class Shares may be purchased through a number of institutions, including the Adviser and its affiliates, Service Organizations, and directly from the Distributor. When purchasing Fund shares, you must specify the Fund and Class of shares being purchased. The Adviser, its affiliates and Service Organizations may receive different levels of compensation for selling different Classes of Fund shares. Stock certificates will not be issued. It is not recommended that the Municipal Income Fund be used as a vehicle for Keogh, IRA and other qualified plans, because such plans are otherwise entitled to tax deferred benefits. The Company reserves the right to reject any purchase order in whole or in part, including purchases made with foreign checks and third party checks not originally made payable to the order of the investor.

          The minimum initial investment for DG Class Shares of each Fund is $1,000, and subsequent investments must be at least $100. The minimum initial investment is $100 for IRAs, and subsequent investments for IRAs must be at least $50. For full-time or part-time employees of the Adviser or any of its affiliates, the minimum initial investment is $500, and subsequent investments must be at least $50. For full-time or part-time employees of the Adviser or any of its affiliates who elect to have a portion of their pay directly deposited into their ISG Fund accounts, the minimum initial or subsequent investment must be at least $25. The Adviser, its affiliates and Service Organizations may impose initial or subsequent investment minimums which are higher or lower than those specified above and may impose different minimums for different types of accounts or purchase arrangements. In addition, purchases of shares made in connection with certain shareholder privileges may have different minimum investment requirements.

          You may purchase DG Class Shares by check or wire, or through TeleTrade or, for the Money Market Funds only, a sweep program as described below. Investors purchasing shares through the Adviser, its affiliates or Service Organizations should contact such entity directly for appropriate instructions, as well as for information about conditions pertaining to the account and any related fees. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if a check used for investment in your account does not clear.

          For wire orders for DG Class Shares, you must call the Transfer Agent at 1-800-852-0045. If a subsequent payment is being made, your Fund account number should be included. Information on remitting funds in this manner, including any related fees, may be obtained from your bank.

          Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. For information on purchasing shares through the Automated Clearing House, you must call the Transfer Agent at 1-800-852-0045.

          Management understands that the Adviser, its affiliates and some Service Organizations may impose certain conditions on their clients which are different from those described herein or in the Funds' Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients a direct fee for effecting transactions in Fund shares. You should consult the Adviser, its affiliates or your Service Organization in this regard.

          SALES LOADS. (Applicable to DG Class Shares of each Fund other than the International Equity Fund, Prime Money Market Fund and Treasury Money Market
Fund). The public offering price of DG Class Shares of the Government Income Fund, Limited Term U.S. Government Income Fund and Municipal Income Fund is the net asset value per share of that Class, plus a sales load as shown below:

                                Total Sales Load
                                                                                                    Dealers' Reallowance
                                               As a % of                As a % of Net               As a % of Offering
Amount of Transaction                        Offering Price             Asset Value                      Price
-------------------------------------        -------------            --------------                --------------------
Less than $100,000...................             2.00%                   2.04%                          1.80%
$100,000 to less than
      $250,000.......................             1.75%                   1.78%                          1.58%
$250,000 to less than
      $500,000.......................             1.50%                   1.52%                          1.35%
$500,000 to less than
      $1,000,000.....................             1.00%                   1.01%                          0.90%
$1,000,000 or more...................                0%                      0%                             0%

The public offering price of DG Class Shares of the Large-Cap Equity Fund and Small-Cap Opportunity Fund is the net asset value per share of that Class, plus a sales load as shown below:

                                                             Total Sales Load

                                                                            As a % of                     Dealers' Reallowance
                                                  As a % of                 Net Asset                     As a % of
Amount of Transaction                           Offering Price                Value                       Offering Price
---------------------                         ----------------            -------------                   ---------------
Less than $100,000.....................           3.50%                       3.63%                              3.15%
$100,000 to less than
     $250,000..........................           3.00%                       3.09%                              2.70%
$250,000 to less than
     $500,000..........................           2.50%                       2.56%                              2.25%
$500,000 to less than
   $1,000,000..........................           1.00%                       1.01%                              0.90%
$1,000,000 or more.....................              0%                          0%                                 0%


          A contingent deferred sales charge ("CDSC") of 0.50% will be assessed at the time of redemption of DG Class Shares purchased without an initial sales charge as part of an investment of at least $1,000,000 (0.25% will be assessed on purchases over $2,000,000) and redeemed within one year after purchase. The Distributor may pay Service Organizations an amount up to 0.50% of the net asset value of DG Class Shares purchased by their clients that are subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of DG Class Shares.

          The scale of sales loads applies to purchases of DG Class Shares of each Fund, other than the International Equity Fund, Prime Money Market Fund and Treasury Money Market Fund, made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account, trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under
Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

          Set forth below are examples of the method of computing the offering price of DG Class Shares. The examples assume a purchase of DG Class Shares of the indicated Fund aggregating less than $100,000 subject to the current schedule of sales charges set forth above for DG Class Shares at a price based upon the net asset value of the Fund's Class A Shares on December 31, 1998:

LARGE-CAP EQUITY FUND:
   Net Asset Value per Share                                 $ 27.55

         Per Share Sales Charge - 3.50%
            of offering price (3.63% of
            net asset value per share)                       $  1.00
                                                           -------------

         Per Share Offering Price to
            the Public                                       $  28.55
                                                           =============
SMALL-CAP OPPORTUNITY FUND:

         Net Asset Value per Share                           $   12.93

         Per Share Sales Charge - 3.50%
            of offering price (3.63% of
            net asset value per share)                       $    0.47
                                                           -------------

         Per Share Offering Price to
            the Public                                       $   13.40
                                                           =============
LIMITED TERM U.S. GOVERNMENT FUND:

         Net Asset Value per Share                           $   10.25

         Per Share Sales Charge - 2.00%
            of offering price (2.04% of
            net asset value per share)                       $    0.21
                                                           -------------

         Per Share Offering Price to
            the Public                                       $   10.46
                                                           =============

GOVERNMENT INCOME FUND:

         Net Asset Value per Share                           $   10.38

         Per Share Sales Charge - 2.00%
            of offering price (2.04% of
            net asset value per share)                       $    0.21
                                                           -------------

         Per Share Offering Price to
            the Public                                       $   10.59
                                                           ==============

MUNICIPAL INCOME FUND:

         Net Asset Value per Share                           $   10.96

         Per Share Sales Charge - 2.00%
            of offering price (2.04% of
            net asset value per share)                       $    0.22
                                                           -------------

         Per Share Offering Price to
            the Public                                       $   11.18
                                                           =============

          DG Class Shares will be offered at net asset value without a sales load to registered representatives of NASD member firms which have entered into an agreement with the Distributor pertaining to the sale of Fund shares, full-time employees of the Adviser or the Distributor, their spouses and minor children, current and retired directors of the Adviser or any of its affiliates, and accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary and has entered into an agreement with the Distributor pertaining to the sale of Fund shares, provided that they have furnished the Distributor appropriate notification of such status at the time of the investment and with such information as the Distributor may request from time to time in order to verify eligibility for this privilege. This privilege also applies to the Company's Directors, fee-based financial planners and registered investment advisers not affiliated with or clearing purchases through full service broker/dealers, investment advisers regulated by Federal or state governmental authority when such investment advisers purchase shares for their own accounts or for accounts for which they are authorized to make investment decisions (i.e., discretionary accounts), asset allocation programs offered by the Adviser for its clients, and corporate/business retirement plans (such as 401(k), 403(b)(7), 457 and Keogh plans) sponsored by the Adviser, the Distributor or their affiliates or subsidiaries or pursuant to a payroll deduction system which makes direct investments in a Fund by means of electronic data transmission in a form acceptable to the Fund. The sales load is not charged on shares acquired through the reinvestment of dividends or distributions or pursuant to the Directed Distribution Plan or Reinstatement Privilege.

          DG Class Shares also may be purchased at net asset value or at a reduced sales load, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by the Adviser or its affiliates. The purchase of DG Class Shares of a Fund must be made within 90 days of such redemption and the shares redeemed must have been subject to an initial sales charge or a contingent deferred sales charge to have the Fund's sales load waived or reduced to the extent of such sales charge.

          The dealer reallowance may be changed from time to time but will remain the same for all dealers. From time to time, the Distributor may make or allow additional payments or promotional incentives in the form of cash or other compensation to dealers that sell Fund shares. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events. Compensation may include payment for travel expenses, including lodging, to various locations for meetings or seminars of a business nature. Compensation also may include the following types of non-cash compensation offered through promotional contests: travel and lodging at vacation locations; tickets for entertainment events; and merchandise. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of Fund shares. None of the aforementioned compensation is paid for by the Company, any Fund or its shareholders.

          RIGHT OF ACCUMULATION. Reduced sales loads apply to any purchase of DG Class Shares by you and any related "purchaser," where the aggregate investment in DG Class Shares among any of the Funds offered with a sales load, including such purchase, is $100,000 or more. If, for example, you previously purchased and still hold DG Class Shares of the Municipal Income Fund, with an aggregate current market value of $90,000 and subsequently purchase DG Class Shares of the Municipal Income Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 1.75% of the offering price (1.78% of the net asset value). DG Class Shares of the other Funds may be subject to different sales load schedules, as described above. All present holdings of DG Class Shares may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase. To qualify for reduced sales loads, at the time of a purchase an investor or the investor's Service Organization must notify the Transfer Agent. The reduced sales load is subject to confirmation of an investor's holdings through a check of appropriate records.

          CONTINGENT DEFERRED SALES CHARGE. If a shareholder redeems within one year after purchase DG Class Shares which were part of an investment of at least $1,000,000 in a Fund that charges a sales load, the shareholder will pay a CDSC at the rates set forth above. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no CDSC is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gain distributions. In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. Therefore, it will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing any increase in net asset value.

          "SWEEP" PROGRAM. (Applicable to the Prime Money Market Fund and Treasury Money Market Fund Only) Shares of the Prime Money Market Fund and Treasury Money Market Fund may be purchased or sold through the "sweep" program established by certain financial institutions under which a portion of their customers' accounts may be automatically invested in the Fund. The customer becomes the beneficial owner of specific shares of the Fund which may be purchased, redeemed and held by the financial institution in accordance with the customer's instructions and may fully exercise all rights as a shareholder. The shares will be held by the Transfer Agent in book-entry form. A statement with regard to the customer's shares is generally supplied to the customer monthly, and confirmations of all transactions for the account of the customer ordinarily are available to the customer promptly on request. In addition, each customer is sent proxies, periodic reports and other information from the Company with regard to shares of the Funds. The customer's shares are fully assignable and may be encumbered by the customer. The "sweep" agreement can be terminated by the customer at any time, without affecting its beneficial ownership of the shares.

          To obtain the benefits of this service, a customer typically is required to maintain a minimum balance subject to a monthly maintenance fee, or a higher minimum balance for which no monthly fee would be imposed. In either case, a penalty fee is imposed if the minimum should not be maintained. In general, the automatic investment in the Fund's shares occurs on the same day that withdrawals are made by the financial institution, at the next determined net asset value after the order is received.

          All agreements which relate to the service are with the financial institution. Neither the Distributor nor the Company is a party to any of those agreements and no part of the compensation received by the financial institution flows to the Company or to BISYS or to any of their affiliates, either directly or indirectly. Further information concerning this program and any related charges or fees is provided by the financial institution prior to any purchase of the Fund's shares. Any fees charged by the financial institution effectively reduces the Fund's yield for those customers.

          REOPENING AN ACCOUNT. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

          SIGNATURE-GUARANTIES. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Signature-guaranties may not be provided by notaries public. If the signature is guaranteed by a broker or dealer, such broker or dealer must be a member of a clearing corporation and maintain net capital of at least $100,000. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record; and (2) the redemption check is mailed to the shareholder(s) at the address of record or the proceeds are either mailed or wired to a financial institution account previously designated. Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account.

          REDEMPTION COMMITMENT. Each Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund is valued. If the recipient sold such securities, brokerage charges might be incurred.

          SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closing), (b) when trading in the markets the Fund normally utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                        DETERMINATION OF NET ASSET VALUE

          GENERAL. Expenses and fees, including the advisory fee and fees paid pursuant to the Distribution Plan and Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of the relevant Class of Fund shares.

          LARGE-CAP EQUITY, SMALL-CAP OPPORTUNITY AND INTERNATIONAL EQUITY FUNDS. Each of these Funds' securities, including covered call options written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York or at such other quoted market exchange rate as may be determined to be appropriate by the Adviser. Forward currency contracts will be valued at the current cost of offsetting the contract. Since the International Equity Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of certain of the Fund's securities. Debt securities maturing in 60 days or less generally are carried at amortized cost, which approximates value, except where to do so would not reflect accurately their fair value, in which case such securities would be valued at their fair value as determined under the supervision of the Board of Directors. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors.

          Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Directors, are valued at fair value as determined in good faith by the Board of Directors. The Board of Directors will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Directors generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Directors if the Directors believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Directors.

          GOVERNMENT INCOME AND LIMITED TERM U.S. GOVERNMENT FUNDS. Each of these Funds' investments are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by the Board of Directors. The Service may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Company's officers under the general supervision of the Board of Directors.

          MUNICIPAL INCOME FUND. The Fund's investments are valued by the Service. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the Fund's securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Company's officers under the general supervision of the Board of Directors.

          PRIME MONEY MARKET FUND AND TREASURY MONEY MARKET Fund. The valuation of each of these Funds' investment securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

          The Board of Directors has agreed, as a particular responsibility within the overall duty of care owed to each of these Funds' investors, to establish procedures reasonably designed to stabilize each such Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's investment holdings by the Board of Directors, at such intervals as it deems appropriate, to determine whether such Fund's net asset value calculated by using available market quotations or market equiva lents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield data for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets will be valued at fair value as determined in good faith by the Board of Directors.

          The extent of any deviation between a Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board of Directors promptly will consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

                       SHAREHOLDER SERVICES AND PRIVILEGES

          The services and privileges described under this heading may not be available to certain clients of the Adviser, its affiliates and certain Service Organizations, and the Adviser, its affiliates and some Service Organizations may impose certain conditions on their clients which are different from those described in the Prospectus or this Statement of Additional Information. Such investors should consult the Adviser, its affiliates or their Service Organization in this regard.

          EXCHANGE PRIVILEGE. The Exchange Privilege enables you to purchase, in exchange for shares of a Fund, shares of the same Class of another Fund in the ISG Family of Funds, to the extent such shares are offered for sale in your state of residence. If you desire to use this Privilege, you should consult the Adviser or its affiliate where you maintain your account, your Service Organization or the Administrator to determine if it is available and whether any conditions are imposed on its use.

          The shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the Fund into which the exchange is being made.

          Shares will be exchanged at the next determined net asset value; however, a sales load, which may be waived or reduced as described below, may be charged with respect to exchanges of DG Class Shares. If you are exchanging DG Class Shares into a Fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load,
(b) acquired by a previous exchange from shares purchased with a sales load, or
(c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. No fees currently are charged shareholders directly in connection with exchanges although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. The Company reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

          The exchange of shares of one Fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

          AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan permits you to purchase DG Class Shares (minimum initial investment of $1,000 and minimum subsequent investments of $100 per transaction) at regular intervals selected by you. Provided your bank or other financial institution allows automatic withdrawals, DG Class Shares may be purchased by transferring funds from the bank account designated by you. At your option, the account designated will be debited in the specified amount, and DG Class Shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. This service enables you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market. To establish an Automatic Investment Plan account, you must check the appropriate box and supply the necessary information on the Account Application. You may obtain the necessary applications from the Administrator. You may cancel your participation in the Automatic Investment Plan or change the amount of purchase at any time by mailing written notification to ISG Funds, c/o BISYS Fund Services, Inc., Department L-1686, Columbus, Ohio 43260-1686, and such notification will be effective three business days following receipt. The Company may modify or terminate the Automatic Investment Plan at any time or charge a service fee. No such fee currently is contemplated.

          DIRECTED DISTRIBUTION PLAN. The Directed Distribution Plan enables you to invest automatically dividends and capital gain distributions, if any, paid by a Fund in shares of another Fund of which you are a shareholder. Shares of the other Fund will be purchased at the then-current net asset value. Minimum subsequent investments do not apply. Investors desiring to participate in the Directed Distribution Plan should check the appropriate box and supply the necessary information on the Account Application. The Plan is available only for existing accounts and may not be used to open new accounts. The Company may modify or terminate the Directed Distribution Plan at any time or charge a service fee. No such fee currently is contemplated.

          AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50), with respect to DG Class Shares, on either a monthly, quarterly, semi-annual or annual basis if you have a $5,000 minimum account. The automatic withdrawal will be made on the first or fifteenth day, at your option, of the period selected. To participate in the Automatic Withdrawal Plan, you must check the appropriate box and supply the necessary information on the Account Application. The Automatic Withdrawal Plan may be ended at any time by the investor, the Company or the Transfer Agent.

          Purchases of additional DG Class Shares where the sales load is imposed concurrently with withdrawals of DG Class Shares generally are undesirable.

          REINSTATEMENT PRIVILEGE. The Reinstatement Privilege enables investors who have redeemed DG Class Shares to repurchase, within 90 days of such redemption, DG Class Shares of a Fund in an amount not to exceed the redemption proceeds received at a purchase price equal to the then-current net asset value determined after a reinstatement request and payment are received by the Transfer Agent. This privilege also enables such investors to reinstate their account for the purpose of exercising the Exchange Privilege. To use the Reinstatement Privilege, you must submit a written reinstatement request to the Transfer Agent. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. There currently are no restrictions on the number of times an investor may use this privilege.

          LETTER OF INTENT. By signing a Letter of Intent form, available from the Administrator or certain Service Organizations, you become eligible for reduced sales load applicable to the total number of DG Class Shares purchased in a 13-month period (beginning up to 90 days prior to the date of execution of the Letter of Intent) pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent.

          The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if the investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. Assuming completion of the total minimum investment specified under a Letter of Intent, an adjustment will be made to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to the submission of the Letter of Intent. In addition, if the investor's purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect the investor's total purchase at the end of 13 months.

          If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of DG Class Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind the investor to purchase, or the Company to sell, the full amount indicated at the sales load in effect at the time of signing, but the investor must complete the intended purchase to obtain the reduced sales load. At the time you purchase DG Class Shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.

                             PERFORMANCE INFORMATION

          Current yield is computed pursuant to a formula which operates as follows: The amount of the Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the maximum offering price per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

          Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.

          Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class's average annual total return figures calculated in accordance with such formula assume that in the case of DG Class Shares the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase.

          Total return is calculated by subtracting the amount of the maximum offering price per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the maximum offering price per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period for DG Class Shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to DG Class Shares, which, if reflected, would reduce the performance quoted.

          Seven-day yield will be computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective annualized yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

          Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments held, their maturity and operating expenses. An investor's principal in the Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which each Fund's price per share is determined.

          From time to time, advertising materials for a Fund may refer to or discuss current or past business, political, economic or financial conditions, such as U.S. monetary or fiscal policies and actual or proposed tax legislation. In addition, from time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement, average life expectancy and pension and social security benefits. Comparative performance information may be used from time to time in advertising or marketing each Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Bank Rate MonitorTM, IBC Money Fund Averages ReportTM, Bond Buyer's 20-Bond Index, Moody's Bond Survey Bond Index, Lehman Brothers Aggregate Bond Index and components thereof, S&P 500 Index, Russell 2000 Index, EAFE Index, the Dow Jones Industrial Average, CDA/Wiesenberger Investment Companies Service, Mutual Fund Values; Mutual Fund Forecaster, Mutual Fund Investing and other industry publications.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

          The Adviser believes that each Fund qualified as a "regulated investment company" under the Code for the fiscal year ended December 31, 1998. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. To qualify as a regulated investment company, the Fund must pay out to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and net short-term capital gain), and must meet certain asset diversification and other requirements. Qualification as a regulated investment company relieves the Fund from any liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. If a Fund did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

          Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated in the Prospectus. In addition, the Code provides that if a shareholder holds shares for six months or less and has received a capital gain dividend with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain dividend received.

          Depending upon the composition of a Fund's income, the entire amount or a portion of the dividends paid by the Fund from net investment income may qualify for the dividends received deduction allowable to qualifying U.S. corporate shareholders ("dividends received deduction"). In general, dividend income from a Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that such Fund's income consists of dividends paid by U.S. corporations. However, Section 246(c) of the Code generally provides that if a qualifying corporate shareholder has disposed of Fund shares held for less than 46 days, which 46 days generally must be during the 90-day period commencing 45 days before the shares become ex-dividend, and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for the dividends received deduction will not be eligible for such shareholder's dividends received deduction. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

          Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial futures and options, and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of the gain realized from the disposition of market discount bonds will be treated as ordinary income under
Section 1276 of the Code. A market discount bond is defined as any bond purchased by a Fund after April 30, 1993, and after its original issuance, at a price below its face or accredited value. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

          Under Section 1256 of the Code, any gain or loss realized by the Fund from certain financial futures and options transactions (other than those taxed under Section 988 of the Code) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

          Offsetting positions held by a Fund involving financial futures and options may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Sections 988 and 1256 of the Code. If the Fund was treated as entering into straddles by reason of its futures or options transactions, such straddles could be characterized as "mixed straddles" if the futures or options transactions comprising such straddles were governed by Section 1256. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be treated as short-term capital gain or ordinary income.

          The Taxpayer Relief Act of 1997 included constructive sale provisions that generally apply if a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as or substantially identical to the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

          Investment by a Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing such Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued each year and to distribute such income in order to maintain its qualifica tion as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

          The International Equity Fund may qualify for and may make an election permitted under Section 853 of the Code so that shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid or incurred by the Fund to foreign countries (which taxes relate primarily to investment income). The International Equity Fund may make an election under Section 853 of the Code, provided more than 50% of the value of the Fund's total assets at the close of the taxable year consists of securities in foreign corporations, and the Fund satisfies the applicable distribution provisions of the Code. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

          If the International Equity Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code and gain realized with respect to PFIC securities that are marked-to-market will be treated as ordinary income under Section 1296 of the Code.

                             PORTFOLIO TRANSACTIONS

          GENERAL. Transactions are allocated to various dealers by the Funds' investment personnel in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected to act on an agency basis for research, statistical or other services to enable the Adviser to supplement its own research and analysis with the views and information of other securities firms. The allocation of brokerage transactions also may take into account a broker's sales of Fund shares. No brokerage commissions have been paid to date, except as noted below.

          To the extent research services are furnished by brokers through which a Fund effects securities transactions, the Adviser may use such information in advising other funds or accounts it advises and, conversely, to the extent research services are furnished to the Adviser by brokers in connection with other funds or accounts the Adviser advises, the Adviser also may use such information in advising the Funds. Although it is not possible to place a dollar value on these services, if they are provided, it is the opinion of the Adviser that the receipt and study of any such services should not reduce the overall expenses of its research department.

          The Company's Board of Directors has determined, in accordance with
Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, that any portfolio transaction for the Fund may be executed by certain brokers that are affiliates of the Adviser when such broker's charge for the transaction does not exceed the usual and customary level.

          LARGE-CAP EQUITY, SMALL-CAP OPPORTUNITY AND INTERNATIONAL EQUITY FUNDS. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more clients the Adviser might advise being engaged simultaneously in the purchase or sale of the same security. Portfolio turnover may vary from year to year, as well as within a year. It is anticipated that in any fiscal year, the turnover rate for each of these Funds generally should be less than 100%. Higher turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

          When transactions are executed in the over-the-counter market, the Adviser will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

          For the fiscal years and/or periods ended December 31, 1996, 1997 and 1998, the amounts paid by the indicated Funds for brokerage commissions, gross spreads and concessions on principal transactions, none of which was paid to the Distributor, were as follows:

NAME OF FUND                    1996           1997                 1998
------------                    ----           ----                 ----

Large-Cap Equity            $  75,624(1)    $  74,672(2)         $  76,036(3)
Small-Cap Opportunity       $ 315,139(1)    $ 498,832(2)         $ 318,620(3)
International Equity             N/A        $  67,394(2)         $  68,007(3)

------------------
(1)      For the period March 1, 1996 through February 28, 1997.
(2)      For the period March 1, 1997 through February 28, 1998.
(3)      For the period March 1, 1998 through December 31, 1998.

          The aggregate amount of transactions during the last fiscal year in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions for the indicated Funds were as follows:

                                                                 Commissions/
Name of Fund                   Transaction Amounts                Concessions

Large-Cap Equity                   $0                                 $ 0
Small-Cap Opportunity              $0                                 $ 0
International Equity               $0                                 $ 0


          MUNICIPAL INCOME, GOVERNMENT INCOME, LIMITED TERM U.S. GOVERNMENT, PRIME MONEY MARKET AND TREASURY MONEY MARKET Funds. Purchases and sales of Fund securities usually are principal transactions. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or market maker. Usually no brokerage commissions are paid by the Fund for such purchases and sales. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of securities from market makers may include the spread between the bid and asked price.

                   INFORMATION ABOUT THE COMPANY AND THE FUNDS

          The Fund is authorized to issue 28 billion 500 million shares of Common Stock (with 1 billion 500 million shares allocated to the Prime Money Market Fund, 1 billion 250 million shares allocated to the Treasury Money Market Fund and 1 billion shares allocated to each other Fund), par value $.001 per share. Each Fund's shares are classified into Class A Shares (250 million, 500 million in the case of each Money Market Fund), Class B Shares (250 million, except for Treasury Money Market Fund which does not offer Class B Shares), Institutional Shares (250 million, 500 million in the case of each Money Market
Fund) and DG Class Shares (250 million). Each share has one vote and shareholders will vote in the aggregate and not by Class except as otherwise required by law. Each Fund share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable.

          Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Directors or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Director from office. Shareholders may remove a Director by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.

          The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. From time to time, other portfolios may be established and sold pursuant to other offering documents.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, the Rule exempts the election of directors from the separate voting requirements of the Rule.

          To date, 28 portfolios have been authorized. All consideration received by the Company for shares of one of the portfolios, and all assets in which such consideration is invested, belong to that portfolio (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and expenses of, one portfolio are treated separately from those of the other portfolios.

          Each Fund will send annual and semi-annual financial statements to all its shareholders.

                        COUNSEL AND INDEPENDENT AUDITORS

          Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of Common Stock being sold pursuant to the Prospectus.

          KPMG LLP, Two Nationwide Plaza, Columbus, Ohio 43215, independent auditors, have been selected as each Fund's auditors.

                              FINANCIAL STATEMENTS

          The Funds' Annual Report to Shareholders for the fiscal year ended December 31, 1998 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference into this Statement of Additional Information.

                                    APPENDIX

          Description of certain ratings assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch IBCA, Inc. ("Fitch"), Duff & Phelps Credit Rating Co. ("Duff") and Thomson BankWatch, Inc.("BankWatch"):

S&P

BOND RATINGS

                                       AAA

          Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

          Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                        A

          Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                       BBB

          Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                       BB

          Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

          S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

COMMERCIAL PAPER RATING

          The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

BOND RATINGS

                                       Aaa

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

          Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

          Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

COMMERCIAL PAPER RATING

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers (or relating supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


Fitch

BOND RATINGS

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                       AAA

          Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

          Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                        A

          Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

          Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                       BB

          Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

          Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

SHORT-TERM RATINGS

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

          EXCEPTIONALLY STRONG CREDIT QUALITY. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       F-1

          VERY STRONG CREDIT QUALITY. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-2

          GOOD CREDIT QUALITY. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

 Duff

BOND RATINGS

                                       AAA

          Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                       AA

          Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                        A

          Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                       BBB

          Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

                                       BB

          Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

          Plus (+) and minus (-) signs are used with a rating symbol (except
AAA) to indicate the relative position of a credit within the rating category.

COMMERCIAL PAPER RATING

          The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

BankWatch

COMMERCIAL PAPER AND SHORT-TERM OBLIGATIONS RATINGS

          The rating TBW-1 is the highest short-term obligation rating assigned by BankWatch. Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment. Obligations rated TBW-2 are supported by a strong capacity for timely repayment, although the degree of safety is not as high as for issues rated TBW-1.

INTERNATIONAL AND U.S. BANK RATINGS

          In addition to its ratings of short-term obligations, BankWatch assigns a rating to each issuer it rates, in gradations of A through E. BankWatch examines all segments of the organization, including, where applicable, the holding company, member banks or associations, and other subsidiaries. In those instances where financial disclosure is incomplete or untimely, a qualified rating (QR) is assigned to the institution. BankWatch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which the bank is domiciled.

         ISG FUNDS

                                   PROSPECTUS             MAY 1, 1999

                                   ISG MONEY MARKET FUNDS


MANAGED BY
FIRST AMERICAN NATIONAL BANK

Questions?
Call 1-800-852-0045
or your investment representative.


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE FUND SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                               TABLE OF CONTENTS
CAREFULLY REVIEW THIS
IMPORTANT SECTION TO LEARN         DESCRIPTION OF THE FUNDS - OBJECTIVES,
ABOUT EACH FUND'S GOAL,            RISK/RETURN AND EXPENSES
MAIN INVESTMENT STRATEGIES
AND RISKS, PAST                    OVERVIEW
PERFORMANCE, AND FEES.

                                   PRIME MONEY MARKET FUND

                                   TREASURY MONEY MARKET FUND

                                   TAX-EXEMPT MONEY MARKET FUND

REVIEW THIS SECTION FOR            ADDITIONAL INVESTMENT STRATEGIES AND RISKS
ADDITIONAL INFORMATION ON
INVESTMENT STRATEGIES AND          PRIME MONEY MARKET FUND
RISKS.                             TREASURY MONEY MARKET FUND
                                   TAX-EXEMPT MONEY MARKET FUND
                                   APPLICABLE TO ALL FUNDS


REVIEW THIS SECTION FOR            FUND MANAGEMENT
DETAILS ON THE PEOPLE AND
ORGANIZATIONS WHO OVERSEE          INVESTMENT ADVISERS
THE FUNDS.                         ADMINISTRATOR AND DISTRIBUTOR

REVIEW THIS SECTION FOR            SHAREHOLDER INFORMATION
DETAILS ON HOW SHARES ARE
VALUED, HOW TO PURCHASE,           ALTERNATIVE PURCHASE METHODS
SELL AND EXCHANGE SHARES,          PRICING OF FUND SHARES
RELATED CHARGES AND                PURCHASING AND ADDING TO YOUR SHARES
PAYMENTS OF DIVIDENDS AND          SELLING YOUR SHARES
DISTRIBUTIONS.                     GENERAL POLICIES ON SELLING SHARES
                                   DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                                   EXCHANGING YOUR SHARES
                                   DIVIDENDS, DISTRIBUTIONS AND TAXES


REVIEW THIS SECTION FOR            FINANCIAL HIGHLIGHTS
RECENT FINANCIAL
INFORMATION.                       MONEY MARKET FUNDS

WHERE TO LEARN MORE                BACK COVER
ABOUT THE FUNDS

OVERVIEW
--------------------------------------------------------------------------------
THE FUNDS                     Three ISG Funds are offered by this prospectus.
                              Each Fund is a separate money market fund, each with its own investment strategy and risk/return profile. The differences in strategy among the Funds determine the types of securities in which each Fund invests and can be expected to affect the degree of risk each Fund is subject to and its yield or return. The Funds are actively managed and, thus, are subject to manager risk, which is the possibility that poor securities selection will cause the Funds to underperform other funds with similar investment objectives. Because you could lose money by investing in a Fund, be sure to read all risk disclosure carefully before investing.

                              You should be aware that ISG Funds:

                              o    Are not bank deposits
                              o Are not guaranteed, endorsed or insured by any bank, financial institution or government entity such as the Federal Deposit Insurance Corporation
                              o Are not guaranteed to achieve their stated goals

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES


                              MONEY MARKET FUNDS--These Funds seek current
                                   income and liquidity and invest primarily in short-term securities and will seek to maintain a stable price of $1.00 per share. An investment in these Funds is not insured or guaranteed by the FDIC or any other government agency.

WHO MAY WANT TO               Consider investing in these Funds if you are:
INVEST?
                              !    seeking preservation of capital
                              !    investing short-term reserves
                              !    willing to accept lower potential returns in
                                   exchange for a higher degree of safety

                              These Funds may not be appropriate if you are:

                              !    seeking high total returns
                              !    pursuing a long-term goal or investing for
                                   retirement

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

PRIME MONEY MARKET FUND
TICKER SYMBOLS:
CLASS A - IPAXX
CLASS B - IPBXX
CLASS I - IPIXX

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with as high a
                              level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT          The  Fund invests in a diversified portfolio of
STRATEGIES                    high-quality, short-term U.S. dollar-denominated
                              debt securities, including the following:

                              o obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities

                              o    certificates of deposit, time deposits,
                                   bankers' acceptances and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches

                              o domestic and foreign commercial paper and other short-term corporate debt obligations, including those with floating or variable rates of interest

                              o obligations issued or guaranteed by one or more foreign governments or their agencies or instrumentalities, including obligations of supranational entities

                              o    asset-backed securities

                              o repurchase agreements collateralized by the types of securities listed above

                              The Fund buys and sells securities based on considerations of safety of principal and liquidity, which means that the Fund may not necessarily invest in securities paying the highest available yield at a particular time. The Fund will attempt to increase its yield by trading to take advantage of short-term market variations. The Adviser evaluates Fund investments based on credit analysis and the interest rate outlook.

                              The Fund normally will invest at least 25% of its total assets in domestic or foreign bank obligations.

PRINCIPAL INVESTMENT          Although the Fund seeks to preserve the value of
RISKS                         your investment at $1.00 per share, it is possible
                              to lose money by investing in the Fund.

                              The Fund is subject to the risk that changes in interest rates will affect the yield or value of the Fund's investments in debt securities.

                              The Fund's investments also are subject to credit risk, which is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. Credit risk includes the possibility that any of the Fund's investments will have its credit rating downgraded or will default.


PERFORMANCE BAR CHART AND TABLE


The bar chart and table on       YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
this page provide some           CLASS A SHARES
indication of the risks
of investing in the Prime
Money Market Fund by showing           5.51%   4.88%   4.90%   4.85%
how the Fund has performed.         ----------------------------------------
The bar chart shows how the            1995    '96     '97     '98
performance of the Fund's
Class A shares has varied         ----------------------------------------------
from year to year. Both the       Best quarter:   Q2   1995   +1.37%
bar chart and the table           Worst quarter:  Q4   1998   +1.15%
assume the reinvestment of        ----------------------------------------------
dividends and distributions.
Class B shares had not been
offered for a full calendar
year. Of course, past
performance does not indicate
how the Fund will perform in
the future.



                 AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)
                 Inception   Past       Past 5       Past 10       Since
                  Date       Year       Years        Years         Inception

CLASS A          3/29/94     4.85%      N/A          N/A           4.89%
Class I          7/1/96      5.11%      N/A          N/A           5.10%


As of December 31, 1998, the Fund's 7-day yield for Class A was 4.69%. Without fee waivers and expense reimbursements, the Fund's yield would have been 4.68% for this time period. For current yield information on the Fund, call 1-800-852-0045. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Prime Money Market Fund,     Transaction
you will pay certain fees and       Fees (fees
expenses, which are described in    paid by you              CLASS          CLASS         CLASS
the tables. Shareholder             directly)                A SHARES       B SHARES      I SHARES
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out     Maximum sales
of Fund assets, and are reflected   charge (load)
in the Fund's yield.                on purchases AS A %
                                    OF OFFERING PRICE        None           None          None
                                    -------------------------------------------------------------

                                    Maximum deferred
                                    sales charge (CDSC)      None           4.00%1        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .25%           .25%          .25%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      None           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .57%           .58%           .48%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expense24      .82%          1.58%           .73%

--------------------

1 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

2 Other expenses have been restated for Class I to reflect current fees. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements that are or were in effect. Total expenses after fee waivers and expense reimbursements for each class were: Class A, .81%;
     Class B, 1.55%; and Class I, .58%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.


EXPENSE EXAMPLE
                                                PRIME MONEY MARKET                  1           3           5           10
Use the example at right to help you            FUND                                Year       Years       Years       Years
compare the cost of investing in the            CLASS A SHARES                     $ 84        $262        $  455      $1,014
Fund with the cost of investing in              ------------------------------------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $561        $799        $1,060      $1,576
would pay, assuming the following:
                                                Assuming no Redemption             $161        $499        $  860      $1,576
   o $10,000 investment                         -----------------------------------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $ 75        $233        $  406      $  906
   o no changes in the Fund's                   -----------------------------------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

TREASURY MONEY MARKET FUND
TICKER SYMBOLS:
CLASS A - ITAXX
CLASS I - ITMXX

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with as high a
                              level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT          The Fund invests primarily in U.S. Treasury
 STRATEGIES                   securities and repurchase agreements in respect
                              thereof. The Fund may invest up to 35% of its assets in other securities guaranteed as to payment of principal and interest by the U.S.
                              Government and repurchase agreements in respect thereof.

                              The income from the Fund's investment in direct obligations of the United States is exempt from state and local, but not Federal, income taxes. Dividends and distributions attributable to income from repurchase agreements may be subject to Federal, state and local taxes.

                              The Fund invests based on considerations of safety of principal and liquidity, which means that the Fund may not necessarily invest in securities paying the highest available yield at a particular time. The Fund will attempt to increase its yield by trading to take advantage of short-term market variations. The Adviser generally evaluates investments based on interest rate sensitivity.

PRINCIPAL INVESTMENT          Although the Fund seeks to preserve the value of
RISKS                         your investment at $1.00 per share, it is possible
                              to lose money by investing in the Fund. The Fund is subject to the risk that changes in interest rates will affect the yield or value of the Fund's investments.

                              A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value of such securities nor the Fund's share price is guaranteed.

PERFORMANCE BAR CHART AND TABLE


The bar chart and table on         YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
this page provide some                  CLASS A SHARES
indication of the risks of
investing in the Treasury          2.06%   4.05%   5.41%   4.78%   4.78%   4.68%
Money Market Fund by              ----------------------------------------------
showing how the Fund has           1993    '94     '95     '96     '97     '98
performed. The bar chart
shows how the performance          ---------------------------------------------
of the Fund's Class A shares       Best quarter:      Q2    1995      +1.36%
has varied from year to year.      Worst quarter:     Q3    1993      + .60%
Both the bar chart and the         ---------------------------------------------
table assume the reinvestment
of dividends and distributions.
Of course, past performance
does not indicate how the
Fund will perform in the future.



                  AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)

                  Inception      Past     Past 5       Past 10      Since
                   Date          Year     Years        Years        Inception

Class A           10/1/92*       4.68%    4.74%        N/A          4.29%
Class I           7/1/96         4.93%    N/A          N/A          4.97%


As of December 31, 1998, the Fund's 7-day yield for Class A was 4.22%. Without fee waivers and expense reimbursements, the Fund's yield would have been 4.21% for this time period. For current yield information on the Fund, call 1-800-852-0045. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

* The Treasury Money Market Fund commenced operations on 3/29/94 through a transfer of assets from collective trust fund accounts managed by the Adviser, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes the performance of these trust accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The trust accounts were not registered with the SEC and were not subject to the investment restrictions imposed by law on registered mutual funds. If these trust accounts had been registered, their returns may have been lower.

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Treasury Money Market        Transaction
Fund you will pay certain fees      Fees (fees
and expenses, which are described   paid by you              CLASS      CLASS
in the tables. Shareholder          directly)                A SHARES   I SHARES
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out     Maximum sales
of Fund assets, and are reflected   charge (load)
in the Fund's yield.                on purchases AS A %
                                    OF OFFERING PRICE        None       None
                                    --------------------------------------------

                                    Maximum deferred
                                    sales charge (CDSC)      None       None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class      Class
                                    (fees paid from          A SHARES   I SHARES
                                    Fund assets)
                                    --------------------------------------------
                                    Management Fee           .25%       .25%
                                    --------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      None       None
                                    --------------------------------------------
                                    Other Expenses           .53%       .43%
                                    --------------------------------------------
                                    Total Annual Fund
                                    Operating Expense1       .78%       .68%

--------------------

1 Other expenses have been restated for Class I to reflect current fees. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements that are or were in effect. Total expenses after fee waivers and expense reimbursements for each class were: Class A, .77%; and Class I, .53%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

EXPENSE EXAMPLE
                                                TREASURY MONEY MARKET               1           3         5        10
Use the example at right to help you            FUND                                Year       Years    Years     Years
compare the cost of investing in the            CLASS A SHARES                     $ 80        $249    $433       $966
Fund with the cost of investing in              ----------------------------------------------------------------------
other mutual funds.  It illustrates the         CLASS I SHARES                     $ 69        $218    $379       $847
amount of fees and expenses you
would pay, assuming the following:

   o $10,000 investment
   o 5% annual return
     redemption at the end of
     each period
   o no changes in the Fund's
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

TAX-EXEMPT MONEY MARKET FUND
TICKER SYMBOLS:
CLASS A - N/A
CLASS I - N/A

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with as high a
                              level of current income exempt from Federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT          The Fund normally invests substantially all of its
STRATEGIES                    assets in short-term municipal obligations that
                              provide income exempt from Federal income tax.
                              Municipal obligations are debt obligations issued by states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, and certain other entities. The Adviser buys and sells municipal obligations based on considerations of safety of principal and liquidity, which means the Fund may not necessarily invest in securities paying the highest available yield at a particular time. The
                              Adviser evaluates municipal obligations based on credit quality, financial outlook and interest rate sensitivity, and seeks to diversify the Fund's investments across several different states, sectors and issuers.

PRINCIPAL INVESTMENT          Although the Fund seeks to preserve the value of
RISKS                         your investment at $1.00 per share, it is possible
                              to lose money by investing in the Fund. The Fund's investments in short-term municipal obligations will be subject primarily to interest rate and credit risk. Prices of municipal obligations tend to move inversely with changes in interest rates.
                              The most immediate effect of a rise in rates is usually a drop in the prices of such securities, and therefore in the Fund's share price as well.
                              Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. The Fund's investments also are subject to credit risk, which is the risk that the issuer of the security will fail to make timely payments of interest or principal, or to otherwise honor its obligations. Credit risk includes the possibility that any of the Fund's investments will have its credit rating downgraded or will default. Although the Fund's objective is to generate income exempt from Federal income tax, interest from some of the Fund's holdings may be subject to the Federal alternative minimum tax.

PERFORMANCE BAR CHART AND TABLE

As of the date of this prospectus, the Fund had not completed a year of operations. Accordingly, no performance information is provided.

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Tax-Exempt Money Market      Transaction
Fund you will pay certain fees      Fees (fees
and expenses, which are described   paid by you              CLASS          CLASS         CLASS
in the tables. Shareholder          directly)                A SHARES       B SHARES      I SHARES
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out     Maximum sales
of Fund assets, and are reflected   charge (load)
in the Fund's yield.                on purchases AS A %
                                    OF OFFERING PRICE        None           None          None
                                    -------------------------------------------------------------

                                    Maximum deferred
                                    sales charge (CDSC)      None           4.00%1        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .35%           .35%          .35%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      None           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .57%           .58%           .47%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expense2       .92%          1.68%           .82%

--------------------

1 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

2 Other expenses for each class are based on estimated amounts for the current fiscal year. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements in effect. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

EXPENSE EXAMPLE
                                                TAX-EXEMPT MONEY MARKET             1           3
Use the example at right to help you            FUND                                Year       Years
compare the cost of investing in the            CLASS A SHARES                     $ 94        $293
Fund with the cost of investing in              ----------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $571        $830
would pay, assuming the following:
                                                Assuming no Redemption             $171        $530
   o $10,000 investment                         ----------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $ 84        $262
   o no changes in the Fund's                   ----------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

In addition to the expenses shown above, if you buy and hold shares of the Growth & Income Portfolio you will indirectly bear your pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund invests, so that the investment returns of the Fund will be net of the expenses of the Underlying Funds. After combining the total operating expenses of the Fund with those of the Underlying Funds, the estimated average weighted expense ratio is as follows:

               CURRENT INCOME PORTFOLIO

    Class A           Class B           Class I
     SHARES            SHARES            SHARES

     2.09%             2.69%             1.84%


EXPENSE EXAMPLE
                                                CURRENT INCOME PORTFOLIO            1           3
Use the example at right to help you                                                Year       Years
compare the cost of investing in the            CLASS A SHARES                     $506        $  935
Fund with the cost of investing in              ----------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $672        $1,135
would pay, assuming the following:
                                                Assuming no Redemption             $272        $  835
   o $10,000 investment                         ----------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $187        $  579
   o no changes in the Fund's                   ----------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

MONEY MARKET FUNDS

PRIME MONEY MARKET FUND--The Fund will invest in U.S. dollar denominated short-term money market obligations.

The Fund usually invests at least 25% of its assets in domestic and/or U.S. dollar denominated foreign bank obligations. Thus, it will have correspondingly greater exposure to the risks generally associated with investments in the banking industry. Sustained increases in interest rates, for example, can adversely affect the availability and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the bank's exposure to credit losses. In addition, economic or regulatory developments in or related to the banking industry, and competition within the banking industry as well as with other types of financial institutions will affect the Fund's return. The Fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

The Fund may purchase asset-backed securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

Since the Fund may invest in U.S. dollar denominated securities issued by foreign issuers, such as foreign governments, foreign banks and foreign subsidiaries or branches of domestic banks, it may be subject to additional investment risk with respect to those securities which are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. Foreign issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect such investments.

TREASURY MONEY MARKET FUND--The Fund will invest, as a fundamental policy, at least 65% of its total assets in U.S. Treasury securities and repurchase agreements in respect thereof. The remainder of its assets may be invested in other securities guaranteed as to payment of principal and interest by the U.S. Government and repurchase agreements in respect thereof.

Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells U.S. Government securities to the Fund and agrees to repurchase them on a specific date (usually the next day) and at a specific price. These agreements offer the Fund a means of investing money for a short period of time. If the seller defaults, the Fund could be delayed in selling the securities which could affect the Fund's yield.

The Fund will not invest in securities issued or guaranteed by U.S. Government agencies, instrumentalities or government-sponsored enterprises that are not backed by the full faith and credit of the United States.

TAX-EXEMPT MONEY MARKET FUND--The Fund will invest at least 80% of its total assets in short-term municipal obligations. The Fund may invest up to 20% of its net assets in municipal obligations which provide income subject to the alternative minimum tax and, except for temporary defensive purposes, in other investments subject to Federal income tax.

Municipal obligations are debt obligations typically divided into two types:

     o general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power; and

     o revenue bonds, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls.

The Tax-Exempt Money Market Fund may invest more than 25% of the value of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects such as mass transit or water and sewer works, or securities whose issuers are located in the same state. As a result of such investments, the Fund's yield may be more affected by factors pertaining to the economy of the relevant governmental issuer and other factors specifically affecting the ability of issuers of such securities to meet their obligations.

APPLICABLE TO EACH MONEY MARKET FUND--As a money market fund, each Money Market Fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable price of $1.00 per share. Generally, the Fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by the Adviser. The remainder may be invested in securities with the second highest credit rating. In addition, the Fund must do the following:

     o maintain an average dollar weighted portfolio maturity of 90 days or less

     o buy individual securities that have remaining maturities of 397 days or less

     o    buy only high quality U.S. dollar denominated obligations

Each Money Market Fund may lend its portfolio securities to brokers, dealers and other financial institutions, which could subject the Fund to risk of loss if the institution breaches its agreement with the Fund and, for the Tax-Exempt Money Market Fund, may give rise to taxable income. In connection with such loans, the Fund will receive collateral consisting of cash or U.S. Government securities which will be maintained at all times in an amount equal to 100% of the current market value of the loaned securities.

Each Money Market Fund, except the Tax-Exempt Money Market Fund, may enter into reverse repurchase agreements with banks, brokers or dealers. In these transactions, the Fund sells a portfolio security to another party in return for cash and agrees to repurchase the security generally at a particular price and time. The Fund will use the cash to make investments which either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the time the Fund must repurchase the security. Reverse repurchase agreements may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Such transactions, however, may increase the risk of potential fluctuations in the market value of the Fund's assets. In addition, interest costs on the cash received may exceed the return on the securities purchased.

The Money Market Funds expect to maintain a net asset value of $1.00 per share, but there is no assurance that the Funds will be able to do so on a continuous basis. Each Money Market Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, and for the Prime Money Market Fund and Tax-Exempt Money Market Fund the quality of the instruments in the Fund's investment portfolio, economic conditions and general market conditions.

APPLICABLE TO ALL FUNDS

YEAR 2000 RISK--Like other funds and business organizations around the world, the Funds could be adversely affected if the computer systems used by the Adviser or a Sub-Adviser and the Funds' other service providers do not properly process and calculate date-related information for the year 2000 and beyond. Year 2000 issues may adversely affect the companies or other issuers in which the Funds invest where, for example, such entities incur substantial costs to address Year 2000 issues or suffer losses caused by the failure to adequately or timely do so. Foreign markets may be less prepared to address Year 2000 issues than U.S. ones.

The Adviser, the Sub-Advisers and the Funds' other service providers (i.e., Administrator, Transfer Agent, Fund Accounting Agent, Custodian and Distributor) have assured the Funds that they have developed and are implementing clearly defined and documented plans intended to minimize risks to services critical to the Funds' operations associated with Year 2000 issues. The Adviser, the Sub-Advisers and the Fund's service providers are likewise seeking assurances from their respective vendors and suppliers that such entities are addressing Year 2000 issues.

While the ultimate costs or consequences of incomplete or untimely resolution of Year 2000 issues by the Adviser, the Sub-Advisers or the Funds' service providers cannot be accurately assessed at this time, the Funds currently have no reason to believe that the Year 2000 plans of the Adviser, the Sub-Advisers and the Funds' service providers will not be completed by December 31, 1999, or that the anticipated costs associated with full implementation of their plans will have a material adverse impact on either their business operations or financial condition or those of the Funds. If any systems upon which the Funds are dependent are not Year 2000 ready by December 31, 1999, administrative errors and account maintenance failures would likely occur, which could result in a decline in the value of the Fund's securities and yield.

FUND MANAGEMENT

INVESTMENT ADVISER

First American National Bank, located at First American Center, 315 Deaderick Street, Nashville, Tennessee 37237, serves as each Fund's investment adviser. The Adviser is a wholly-owned subsidiary of First American Corporation, a registered bank holding company. First American National Bank, and its affiliates, provide personal trust, estate, employee benefit trust, corporate trust and custody services to over 7,000 accounts, as well as investment advisory services. The Adviser, and its affiliates, as of December 31, 1998, had approximately $10 billion under trust and approximately $6 billion under management.

The table below shows the investment advisory fee rate paid (or payable for the Tax-Exempt Money Market Fund) to the Adviser by the relevant Fund for the fiscal year ended December 31, 1998.

NAME OF FUND                                           ANNUAL RATE

Prime Money Market Fund                                   .25%
Treasury Money Market Fund                                .25%
Tax-Exempt Money Market Fund                              .35%


ADMINISTRATOR AND DISTRIBUTOR

BISYS Fund Services Ohio, Inc. (the "Administrator"), 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as each Fund's administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

BISYS Fund Services Limited Partnership (the "Distributor"), an affiliate of the Administrator, serves as the distributor of each Fund's shares. The Distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

SHAREHOLDER INFORMATION

ALTERNATIVE PURCHASE METHODS

Each Fund offers Institutional shares ("Class I shares") and Class A shares.
The Prime Money Market Fund, also offers Class B shares. Each Class I share, Class A share and Class B share represents an identical pro-rata interest in the relevant Fund's investment portfolio.

o Class I shares are sold exclusively to clients of the Adviser, its affiliates and certain other institutions, for their qualified trust, custody and/or agency accounts.

If you are investing directly in Class B shares of the Prime Money Market Fund, as opposed to obtaining Class B shares through an exchange, you will be required to participate in the Auto-Exchange Plan.

PRICING OF FUND SHARES

HOW NAV IS CALCULATED

The NAV of each class is calculated by adding the total value of the Fund's investments and other assets attributable to such class, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the class:


NAV =

TOTAL ASSETS - LIABILITIES
Number of Class Shares
Outstanding


Per share net asset value (NAV) is determined and Fund shares are priced at 11:00 a.m. Eastern time for the Tax-Exempt Money Market Fund, and at 2:00 p.m. Eastern time for each other Money Market Fund, on each day the New York Stock Exchange is open, except Columbus Day and Veterans' Day.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after the Fund receiver your order, less any applicable sales charge as noted in the section on "Distribution Arrangements/Sales Charges." This is what is known as the offering price.

Each Fund uses the amortized cost method of valuing its investments, which does not take into account unrealized gains or losses.For further information regarding the methods employed in valuing the Funds' investments, see the Statement of Additional Information.

SHAREHOLDER INFORMATION

PURCHASING AND ADDING TO YOUR SHARES

You may purchase Class A                                MINIMUM INVESTMENT
shares and Class B shares       ACCOUNT TYPE         INITIAL     SUBSEQUENT
through a number of
institutions, including the     CLASS A OR B
Adviser and its affiliates,     Regular
directly from the               (non-retirement)     $  1,000    $100
Distributor, or through         Retirement (IRA)     $    100    $ 50
banks, brokers and other        Autommtic
investment representatives.     Investment Plan      $    250    $ 25
Class I shares may be           CLASS I              $100,000    No minimum
purchased only by clients of
the Adviser, its affiliates or
certain other institutions for  All purchases must be in U.S. dollars. A fee
their fiduciary accounts.       will be charged for any checks that do not
Certain investment              clear. Third-party checks are not accepted.
representatives may charge
additional fees and may         A Fund may waive the minimum purchase
require higher minimum          requirements and may reject any purchase order
investments or impose other     in whole or in part.
limitations on buying and
selling shares. If you
purchase shares through an
investment representative,
that party is responsible for
transmitting orders in a
timely manner and may have
an earlier cut-off time for
purchase and sale requests.
Consult your investment
representative for specific
information.


Avoid 31% Tax Withholding
A Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

SHAREHOLDER INFORMATION

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT


If purchasing through an investment representative, simply tell your representative that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

BY REGULAR MAIL

Initial Investment:
1. Carefully read and complete the account application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2.   Make check, bank draft or money order payable to "ISG Funds"

3.   Mail to: ISG Funds, c/o BISYS Fund Services
              P. O. Box 182239
              Columbus, Ohio 43218-2239.

Subsequent Investment:
1.   Use the investment slip attached to your account statement.
     Or, if unavailable,
2.   Include the following information on a piece of paper:
     o    ISG Funds/Fund name
     o    Share class
     o    Amount invested
     o    Account name
     o    Account number
     Include your account number on your check.

3.   Mail to:   ISG Funds, c/o BISYS Fund Services
                P. O. Box 182239
                Columbus, Ohio 43218-2239

BY OVERNIGHT SERVICE

See instructions 1-2 above for subsequent investments.
Send to:  ISG Funds, c/o BISYS Fund Services
Attn:  T.A. Operations
3435 Stelzer Road
Columbus, Ohio  43219

ELECTRONIC PURCHASES


Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank. Your bank or broker may charge for this service.

Establish an electronic purchase option on your account application or call 1-800-852-0045. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-852-0045 to arrange a transfer from your bank account.

SHAREHOLDER INFORMATION

PURCHASING AND ADDING TO YOUR SHARES - CONTINUED


                                            ELECTRONIC VS. WIRE TRANSFER

                                            Wire transfers allow financial
                                            institutions to send funds to each
                                            other, almost instantaneously. With
                                            an electronic purchase or sale, the
                                            transaction is made through the
                                            Automated Clearing House (ACH) and
                                            may take up to eight days to clear.
                                            There is generally no fee for ACH
                                            transactions.


BY WIRE TRANSFER

NOTE:  YOUR BANK MAY CHARGE A WIRE TRANSFER FEE.

For initial investment:
Call 1-800-852-0045 to receive a confirmation number and to obtain instructions on faxing the completed account application. Follow the instructions below after receiving your confirmation number.

For initial and subsequent investments:
Instruct your bank to wire transfer your investment to:
The Bank of New York
Routing Number:  ABA # 021 000 018
DDA # 890 027 5758
Include:
Your name
Your confirmation number
After instructing your bank to wire the funds, call
1-800-852-0045 to advise us of the amount being transferred and the name of your bank

You can add to your account by using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time with 60 days' notice.

SHAREHOLDER INFORMATION

AUTOMATIC INVESTMENT PLAN                     Directed Dividend Option


You can make automatic investments            By selecting the appropriate box
in the Funds from your  bank                  in the account application, you
account, through payroll deduction            can elect to receive your
or from your federal  employment,             distributions (capital gains and
Social Security or other regular              dividends) in cash (check) or have
government  checks.  Automatic                them reinvested in another ISG
investments can be as little as               Fund without a sales charge. You
$25, once  you've invested the                must maintain the minimum balance
$250 minimum required to open the             in each Fund into which you plan
account.                                      to reinvest distributions or the
                                              reinvestment will be suspended and
To invest regularly from your bank account:   your distributions paid to you.
   Complete the Automatic Investment          The Fund may modify or terminate
   Plan portion on your account               this reinvestment option without
   application.                               notice. You can change or
   Make sure you note:                        terminate your participation in
   o Your bank name, address and              the reinvestment option at any
     account number                           time.
   o The amount you wish to invest
     automatically (minimum $25)
   o How often you want to invest
     (every month, 4 times a year,
     twice a year or once a year)
   o Attach a voided personal check.


To invest regularly from your
paycheck or government check:
Call 1-800-852-0045 for an
enrollment form.




--------------------------------------------------------------------------------
AUTOMATICALLY THROUGH "SWEEP" PROGRAMS--CLASS A AND CLASS B SHARES ONLY--Certain investor accounts may be eligible for an automatic investment privilege, commonly called a "sweep," under which amounts in excess of a certain minimum held in these accounts will be invested automatically in Class A shares or, for the Prime Money Market Fund only, Class B shares at predetermined intervals at the next determined NAV. Investors desiring to use this privilege should consult their investment representative to determine if it is available and whether any conditions are imposed on its use.

SHAREHOLDER INFORMATION


SELLING YOUR SHARES


You may sell your shares at any       WITHDRAWING MONEY FROM YOUR
time. Your sales price will be        FUND INVESTMENT
the next NAV after your sell
order is received by the Fund,        As a mutual fund shareholder, you are
its transfer agent, or your           technically selling shares when you
investment representative.            request a withdrawal in cash.  This is
Normally you will receive your        also known as redeeming shares or a
proceeds within a week after          redemmption of shares.
your request is received. See         -----------------------------------------
section on "General Policies on       CONTINGENT DEFERRED SALES CHARGE
Selling Shares" below.
                                      When you sell Class B shares of the Prime
                                      Money Market Fund, you will be
                                      charged a fee for any shares that have not been held for a sufficient length of time.
                                      These fees will be deducted from the money paid to you. See the section on "Distribution Arrangements/Sales Charges" beginning on page 96.


                                      INSTRUCTIONS FOR SELLING SHARES

                                      If you are selling your shares through
                                      your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.


By telephone                          1. Call 1-800-852-0045 with
(UNLESS YOU HAVE                      instructions as to how you wish to
DECLINED  TELEPHONE                   receive your funds (mail, wire,
SALES PRIVILEGES)                     electronic transfer). (See  "General
                                      Policies on Selling Shares--Verifying
                                      Telephone  Redemptions" beginning on
                                      page 94)
--------------------------------------------------------------------------------
By mail                               1. Call 1-800-852-0045 to request
                                      redemption forms or write a  letter of
                                      instruction indicating:
                                      o your Fund and account number
                                      o amount you wish to redeem
                                      o address where your check should be
                                      sent
                                      o account owner signature
                                      2. Mail to:
                                      ISG Funds
                                      c/o BISYS Fund Services, Inc.
                                      P. O. Box 182239
                                      Columbus, Ohio  43218-2239
--------------------------------------------------------------------------------
By overnight service                  See instruction 1 above.
(See "General                         2. Send to
Policies on  Selling                  ISG Funds
Shares--Redemptions                   c/o BISYS Fund Services, Inc.
in Writing Required"                  Attn: T.A. Operations
beginning on page 94)                 3435 Stelzer Road
                                      Columbus, Ohio 43219

SHAREHOLDER INFORMATION

Wire transfer                         Call 1-800-852-0045 to request a wire
YOU MUST INDICATE THIS OPTION         transfer.
ON YOUR APPLICATION.                  If you call by 4 p.m. Eastern time,
                                      your payment will normally  be wired
The Fund may charge a wire            to your bank on the next business day.
transfer fee.
Note: Your financial
institution  may
also charge a
separate fee.

--------------------------------------------------------------------------------
Electronic                            Call 1-800-852-0045 to request an
Redemptions                           electronic redemption.

Your bank must participate in         If you call by 4 p.m. Eastern time, the
the Automated Clearing House          NAV of your shares will normally be
(ACH) and must be a U.S.              determined ion the same day and the
bank.                                 proceeds credited within 8 days.

Your bank may charge for this
service.


SYSTEMATIC WITHDRAWAL PLAN
You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $25. To activate this feature:
o Make sure you've checked the appropriate box on the account application. Or call 1-800-852-0045.
o    Include a voided personal check.
o    Your account must have a value of $5,000 or more to start withdrawals.
o If the value of your account falls below $500, you may be asked to add sufficient funds to bring the account back to $500, or the Fund may close your account and mail the proceeds to you.

SHAREHOLDER INFORMATION

REDEMPTION BY CHECK WRITING - PRIME MONEY MARKET FUND CLASS A SHARES ONLY

You may write checks in amounts of $500 or more on your account in the Prime Money Market Fund. To obtain checks, complete the signature card section of the Account Application or contact the Prime Money Market Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30-days' written notice. You must maintain the minimum required account balance in Class A shares of the Prime Money Market Fund of $500 and you may not close your Prime Money Market Fund account by writing a check.


GENERAL POLICIES ON SELLING SHARES


REDEMPTIONS IN WRITING REQUIRED
You must request redemption in writing in the following situations:
1. Redemptions from Individual Retirement Accounts ("IRAs").
2. Redemption requests requiring a signature guarantee which include each of the following:
   o Redemptions over $10,000
   o Your account registration or the name(s) in your account has changed within the last 15 days o The check is not being mailed to the address on your account
   o The check is not being made payable to the owner of the account
   o The redemption proceeds are being transferred to another Fund account with a different registration.

     A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The transfer agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

VERIFYING TELEPHONE REDEMPTIONS
The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the transfer agent may be liable for losses due to unauthorized transactions.

SHAREHOLDER INFORMATION

REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT Before selling recently purchased shares, please note that if your initial investment was by check, the Fund may delay sending you the proceeds until the transfer agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check.


REFUSAL OF REDEMPTION REQUEST
Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

REDEMPTION IN KIND
The Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you might have to pay brokerage charges.

CLOSING OF SMALL ACCOUNTS
If your account falls below $500, the Fund may ask you to increase your balance. If it is still below $500 after 45 days, the Fund may close your account and send you the proceeds at the current NAV.

UNDELIVERABLE REDEMPTION CHECKS
For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

SHAREHOLDER INFORMATION

DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section applies only to Class B shares of the Prime Money Market Fund and describes the sales charges and distribution fees you will pay as an investor in Class B shares of the Fund and ways to qualify for reduced sales charges. Class B shares purchased must be exchanged for Class B shares of another ISG Fund within two years of purchase pursuant to the Auto-Exchange Plan. The information in this Section also applies to Class B shares of the other ISG Funds.

CLASS B SHARES

The Prime Money Market Fund offers Class B shares at NAV, without any up-front sales charge. Therefore, all the money you invest is used to purchase Fund shares. However, if you sell your Class B shares before the sixth anniversary of purchase, you will have to pay a contingent deferred sales charge (CDSC) at the time of redemption. The CDSC will be based on the lower of the NAV at the time of purchase or the NAV at the time of redemption according to the schedule below. There is no CDSC on reinvested dividends or distributions.

ALL FUNDS - CLASS B SHARES
--------------------------------------------------------------------------------
                                                        CDSC AS A % OF DOLLAR
                 YEARS SINCE PURCHASE                 AMOUNT SUBJECT TO CHARGE
--------------------------------------------------------------------------------
                          0-1                                   4.00%
                          1-2                                   3.00%
                          2-3                                   3.00%
                          3-4                                   2.00%
                          4-5                                   2.00%
                          5-6                                   1.00%
                      more than 6                               None
--------------------------------------------------------------------------------
If you sell some but not all of your Class B shares, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

CONVERSION FEATURE - PRIME MONEY MARKET FUND CLASS B SHARES
o Class B shares automatically convert to Class A shares of the same Fund after seven years from the end of the month of purchase.
o After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares which will increase your investment return compared to the Class B shares.
o You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.
o If you purchased Class B shares of one Fund which you exchanged for Class B shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B shares of the first Fund. The dollar value of Class A shares you receive will equal the dollar value of the Class B shares converted.

REINSTATEMENT PRIVILEGE
If you have sold Class A or B shares and decide to reinvest in the Fund within a 90-day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed.

SHAREHOLDER INFORMATION

PRIME MONEY MARKET FUND CLASS B SHARES

The CDSC will be waived under certain circumstances, including the following:

o Distributions from retirement plans if the distributions are made following the death or disability of shareholders or plan participants.

o Redemptions from accounts other than retirement accounts following the death or disability of the shareholder.

o    Returns of excess contributions to retirement plans.

o Distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan.

o Shares issued in a plan of reorganization sponsored by the Adviser, or shares redeemed involuntarily in a similar situation.

DISTRIBUTION (12B-1) FEES - Prime Money Market Fund Class B Shares Only

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Prime Money Market Fund's Class B shares. Because 12b-1 fees are paid from Fund assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


o Class B shares of the Prime Money Market Fund pay a 12b-1 fee of .75% of the average daily net assets represented by Class B shares of the Fund. This will cause expenses for Class B shares to be higher and dividends to be lower than for Class A shares.


     o The higher 12b-1 fee on Class B shares, together with the CDSC, help the Distributor sell Class B shares without an "up-front" sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.



Long-term holders of Class B shares may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution fees.

SHAREHOLDER INFORMATION


EXCHANGING YOUR SHARES


INSTRUCTIONS FOR EXCHANGING SHARES
You can exchange your             Exchanges may be made by sending a written
shares in one Fund for            request to ISG Funds, c/o BISYS Fund
shares of the same class of       Services, Inc., P.O. Box 182239, Columbus
another ISG Fund, usually         Ohio 43218-2239, or by calling 1-800-852-0045.
without paying additional         Please provide the following information:
sales charges (see "Notes"        o    Your name and telephone number
below). No transaction fees       o    The exact name on your account and
are charged for exchanges.             account number
                                  o    Taxpayer identification number (usually)
You must meet the minimum              your Social Security number)
requirements for the Fund         o    Dollar value or number of shares to be
into which you are                     exchanged
exchange. Exchanges from          o    The name of the Fund from which the
one Fund to another are                exchange is to be made
taxable.                          o    The name of the Fund into which the
                                       exchange is being made


                                  See "Selling your Shares" for important
                                  information about telephone transactions.


                                  IMPORTANT INFORMATION ABOUT EXCHANGES. If shares of the Fund are purchased by check, those shares cannot be exchanged until the check has cleared. This could take 15 days or more. The Fund may reject an exchange request from a shareholder who has made more than five exchanges between investment portfolios offered by Fund management in a year, or more than three exchanges in a calendar quarter. Although unlikely, the Funds may reject any exchanges or, upon 60-days' notice to shareholders, change or terminate the exchange privilege. The exchange privilege is available only in states where shares of the new Fund may be sold.

AUTOMATIC EXCHANGES                NOTES ON EXCHANGES
You can use the Funds' Automatic   When exchanging from a Fund that has no sales
Exchange feature to purchase       charge or a lower sales charge to a Fund with
shares of other ISG Funds at       a higher sales charge, you will pay the
regular intervals through          difference.
regular, automatic redemptions
from the Funds.  To                The registration and tax identification
participate in the Automatic       numbers of the two accounts must be
Exchange:                          identical.
o  Complete the appropriate
   section of the Account          The Exchange Privilege (including automatic
   Application.                    exchanges) may be changed or eliminated at
o  Keep a minimum of $10,000       any time upon 60 days' notice to
   in the Fund and $1,000 in       shareholders.
   the other ISG Fund whose
   shares you are buying.          Be sure to read the prospectus carefully of
                                   any Fund into which you wish to exchange
Shareholders investing directly    shares.
in Prime Money Market Fund
Class B shares, as opposed
to through an exchange, will be
required to participate in the
Auto-Exchange Plan and to
establish the time and amount
of their automatic exchanges
such that all of the Class B
shares so purchased will have
been exchanged for Class B
shares of the other ISG Funds
within two years of purchase.
No CDSC will be imposed at the
time of the exchange; however,
the Class B shares acquired
through an exchange will be
subject on redemption to the
applicable CDSC, which will be
calculated from the date of
the initial purchase of the
Class B shares exchanged.

To change the Automatic Exchange
instructions or to discontinue
the feature, you must send a
written request to ISG Funds,
P.O. Box 182239, Columbus,
Ohio 43218-2239.

SHAREHOLDER INFORMATION


DIVIDENDS, DISTRIBUTIONS AND TAXES

All dividends and distributions will be automatically reinvested in Fund shares unless you request otherwise. There are no sales charges for reinvested dividends and distributions. Each share class will generate a different dividend because each has different expenses. Capital gains, if any, are distributed at least annually.

Each Fund usually pays its shareholders dividends from its net investment income monthly.

Dividends paid by a Fund (other than the tax-exempt fund) are taxable to U.S. shareholders as ordinary income (unless your investment is in an IRA or tax-advantaged account). The Tax-Exempt Money Market Fund anticipates that, under normal market conditions, substantially all of its income dividends will be exempt from Federal personal income taxes. However, any dividends from taxable investments are taxable as ordinary income.

Except for tax-deferred accounts, any sale or exchange of Fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

Dividends are taxable in the year in which they are paid, even if they appear on your account statement the following year. Dividends and distributions are treated in the same manner for Federal income tax purposes whether you receive them in cash or in additional shares.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION.

You will be notified in January each year about the Federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Because everyone's tax situation is unique, you should consult your tax professional about Federal, state and local tax consequences.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information in the financial highlights has been audited by KPMG LLP, the Funds' independent auditors, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. No financial information is provided for shares of Funds which had not been offered as of December 31, 1998.

PRIME MONEY MARKET FUND

FINANCIAL HIGHLIGHTS, CLASS B SHARES

                                                            PERIOD ENDED
                                                            DECEMBER 31,
                                                               1998 (A)
                                                        ---------------------
Net Asset Value, Beginning of Period                    $     1.000
                                                        ---------------------
Investment Activities
  Net investment income                                        0.021
                                                        ---------------------
  Total from Investment Activities                             0.021
                                                        ---------------------
Distributions
  Net Investment income                                       (0.021)
                                                        ---------------------
  Total Distributions                                         (0.021)
                                                        ---------------------
Net change in asset value                                       -
                                                        ---------------------
Net Asset Value, End of Period                          $       1.000
                                                        =====================
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)                       2.07%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                       $        187
Ratio of expenses to average net assets                         1.55%(c)
Ratio of net investment income to average net assets            3.77%(c)

---------------

(a) FOR THE PERIOD FROM JULY 23, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

PRIME MONEY MARKET FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                               YEAR ENDED                PERIOD ENDED              PERIOD ENDED
                                                               DECEMBER 31,              DECEMBER 31,               DECEMBER 31,
                                                                1998                       1997                      1996(a)
                                                           ------------------      ------------------------      ------------------
Net Asset Value, Beginning of Period                        $    1.000             $       1.000                 $    1.000
                                                           ------------------      ------------------------      ------------------
Investment Activities
  Net investment income                                          0.050                     0.051                      0.024
                                                           ------------------      ------------------------      ------------------
  Total from Investment Activities                               0.050                     0.051                      0.024
                                                           ------------------      ------------------------      ------------------
Distributions
  Net Investment income                                         (0.050)                   (0.051)                    (0.024)
                                                           ------------------      ------------------------      ------------------
  Total Distributions                                           (0.050)                   (0.051)                    (0.024)
                                                           ------------------      ------------------------      ------------------
Net change in asset value                                          -                        -                          -
                                                           ------------------      ------------------------      ------------------
Net Asset Value, End of Period                             $     1.000             $       1.000                  $   1.000
                                                           ==================      ========================      ==================
TOTAL RETURN                                                      5.11%                     5.17%                      2.46% (b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                          $    66,715             $      26,389                  $  48,101
Ratio of expenses to average net assets                           0.58%                     0.62%                      0.65% (c)
Ratio of net investment income to average net assets              4.97%                     5.05%                      4.86% (c)

-------------
(a) FOR THE PERIOD FROM JULY 1, 1996 (COMMENCEMENT OF OPERATIONS) THROUGH
DECEMBER 31, 1996.  (b) NOT ANNUALIZED.   (c) ANNUALIZED.

TREASURY MONEY MARKET FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES


                                                 YEAR ENDED     YEAR ENDED       YEAR ENDED       YEAR ENDED        PERIOD ENDED
                                                 DECEMBER 31,   DECEMBER 31,     DECEMBER 31,     DECEMBER 31,      DECEMBER 31
                                                    1998          1997              1996             1995              1994(a)
                                              ---------------  --------------  ---------------  --------------    ----------------
Net Asset Value, Beginning of Period          $    1.000       $    1.000      $    1.000       $    1.000        $    1.000
                                              ---------------  --------------  ---------------  --------------    ----------------
Investment Activities
  Net investment income                            0.046            0.047           0.047            0.053             0.030
                                              ---------------  --------------  ---------------  --------------    ----------------
  Total from Investment Activities                 0.046            0.047           0.047            0.053             0.030
                                              ---------------  --------------  ---------------  --------------    ----------------
Distributions
  Net Investment income                           (0.046)          (0.047)         (0.047)          (0.053)           (0.030)
                                              ---------------  --------------  ---------------  --------------    ----------------
  Total Distributions                             (0.046)          (0.047)         (0.047)          (0.053)           (0.030)
                                              ---------------  --------------  ---------------  --------------    ----------------
Net change in asset value                           -                -               -                -                 -
                                              ---------------  --------------  ---------------  --------------    ----------------
Net Asset Value, End of Period                $    1.000       $    1.000      $    1.000       $    1.000        $    1.000
                                              ===============  ==============  ===============  ==============    ================
TOTAL RETURN                                        4.68%            4.78%           4.78%            5.41%             3.01%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)             $  167,475       $   77,065      $   78,308       $  168,430        $  139,715
Ratio of expenses to average net assets             0.77%            0.75%           0.56%            0.50%             0.54%
Ratio of net investment income
   to average net assets                            4.56%            4.68%           4.72%            5.28%             4.02%
Ratio of expenses to average net assets*            0.78%             (d)            0.74%            0.75%             0.83%
--------------


* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.

(a) FOR THE PERIOD FROM MARCH 29, 1994 (COMMENCEMENT OF OPERATIONS) THROUGH
DECEMBER 31, 1994. (b) NOT ANNUALIZED. (c) ANNUALIZED. (d) THERE WERE NO FEE
REDUCTIONS IN THIS PERIOD

TREASURY MONEY MARKET FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                             YEAR ENDED                 YEAR ENDED               PERIOD ENDED
                                                             DECEMBER 31,              DECEMBER 31,               DECEMBER 31,
                                                                1998                       1997                      1996(a)
                                                       -----------------------     ---------------------    ----------------------
Net Asset Value, Beginning of Period                   $       1.000               $      1.000             $       1.000
                                                       -----------------------     ---------------------    ----------------------
Investment Activities
  Net investment income                                        0.048                      0.049                     0.024
                                                       -----------------------     ---------------------    ----------------------
  Total from Investment Activities                             0.048                      0.049                     0.024
                                                       -----------------------     ---------------------    ----------------------
Distributions
  Net Investment income                                       (0.048)                    (0.049)                   (0.024)
                                                       -----------------------     ---------------------    ----------------------
  Total Distributions                                         (0.048)                    (0.049)                   (0.024)
                                                       -----------------------     ---------------------    ----------------------
Net change in asset value                                       -                          -                         -
                                                       -----------------------     ---------------------    ----------------------
Net Asset Value, End of Period                         $       1.000               $      1.000             $       1.000
                                                       =======================     =====================    ======================
TOTAL RETURN                                                    4.93%                      5.05%                     2.43%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                      $     309,979               $    114,175             $     109,698
Ratio of expenses to average net assets                         0.53%                      0.50%                     0.52%(c)
Ratio of net investment income to average net assets            4.78%                      4.94%                     4.78%(c)

--------------

(a) FOR THE PERIOD FROM JULY 1, 1996 (COMMENCEMENT OF OPERATIONS) THROUGH
DECEMBER 31, 1996. (b) NOT ANNUALIZED. (c) ANNUALIZED.


For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS): The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.


--------------------------------------------------------------------------------
YOU CAN GET FREE COPIES OF REPORTS AND THE SAI, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CONTACTING THE FUNDS AT:

                                    ISG FUNDS
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                            TELEPHONE: 1-800-852-0045

--------------------------------------------------------------------------------

You can review information about the Funds, including the Funds' Reports and SAI, at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:
   o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009, or calling
       1-800-SEC-0330.
   o   Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-06076.

         ISG FUNDS

                                   PROSPECTUS             MAY 1, 1999

                                   ISG EQUITY FUNDS

                                   ISG FIXED INCOME FUNDS

                                   ISG TAX-EXEMPT FIXED INCOME FUNDS

                                   ISG STRATEGIC PORTFOLIOS
MANAGED BY
FIRST AMERICAN NATIONAL BANK

Questions?
Call 1-800-852-0045
or your investment representative.


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE FUND SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                               TABLE OF CONTENTS
CAREFULLY REVIEW THIS
IMPORTANT SECTION TO LEARN         DESCRIPTION OF THE FUNDS - OBJECTIVES,
ABOUT EACH FUND'S GOAL,            RISK/RETURN AND EXPENSES
MAIN INVESTMENT STRATEGIES
AND RISKS, PAST                    OVERVIEW
PERFORMANCE, AND FEES.

                                   ISG EQUITY FUNDS


                                   ISG FIXED INCOME FUNDS

                                   ISG TAX-EXEMPT FIXED INCOME FUNDS

                                   ISG STRATEGIC PORTFOLIOS

REVIEW THIS SECTION FOR            ADDITIONAL INVESTMENT STRATEGIES AND RISKS
ADDITIONAL INFORMATION ON
INVESTMENT STRATEGIES AND          EQUITY FUNDS
RISKS.                             FIXED INCOME FUNDS
                                   TAX-EXEMPT FIXED INCOME FUNDS
                                   STRATEGIC PORTFOLIOS
                                   APPLICABLE TO ALL FUNDS

REVIEW THIS SECTION FOR            FUND MANAGEMENT
DETAILS ON THE PEOPLE AND
ORGANIZATIONS WHO OVERSEE          INVESTMENT ADVISERS
THE FUNDS.                         PRIMARY PORTFOLIO MANAGERS
                                   ADMINISTRATOR AND DISTRIBUTOR

REVIEW THIS SECTION FOR            SHAREHOLDER INFORMATION
DETAILS ON HOW SHARES ARE
VALUED, HOW TO PURCHASE,           ALTERNATIVE PURCHASE METHODS
SELL AND EXCHANGE SHARES,          PRICING OF FUND SHARES
RELATED CHARGES AND                PURCHASING AND ADDING TO YOUR SHARES
PAYMENTS OF DIVIDENDS AND          SELLING YOUR SHARES
DISTRIBUTIONS.                     GENERAL POLICIES ON SELLING SHARES
                                   DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                                   EXCHANGING YOUR SHARES
                                   DIVIDENDS, DISTRIBUTIONS AND TAXES

REVIEW THIS SECTION FOR            FINANCIAL HIGHLIGHTS
RECENT FINANCIAL
INFORMATION.                       EQUITY FUNDS
                                   FIXED INCOME FUNDS
                                   TAX-EXEMPT FIXED INCOME FUNDS
WHERE TO LEARN MORE                BACK COVER
ABOUT THE FUNDS

OVERVIEW
--------------------------------------------------------------------------------
THE FUNDS                     Eighteen ISG Funds are offered by this Prospectus.
                              Each is a separate Fund with its own investment strategy and risk/return profile. The differences in strategy among the Funds determine the types of securities in which each Fund invests and can be expected to affect the degree of risk each Fund is subject to and its yield or return. The Funds are actively managed and, thus, are subject to manager risk, which is the possibility that poor securities selection will cause the Funds to underperform other funds with similar investment objectives. Because you could lose money by investing in a Fund, be sure to read all risk disclosure carefully before investing.

                              You should be aware that ISG Funds:

                              o    Are not bank deposits
                              o Are not guaranteed, endorsed or insured by any bank, financial institution or government entity such as the Federal Deposit Insurance Corporation
                              o Are not guaranteed to achieve their stated goals

                              INFORMATION ON EACH FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMI-ANNUAL REPORT (SEE BACK COVER).

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND EXPENSES

                              EQUITY FUNDS--These Funds seek capital
                                        appreciation and invest primarily in
                                        equity securities, principally common
                                        stocks and, to a limited extent,
                                        preferred stocks and convertible
                                        securities.

WHO MAY WANT TO               Consider investing in these Funds if you are:
INVEST?

                              !  seeking a long-term goal such as retirement
                              ! looking to add a growth component to your portfolio
                              ! willing to accept the risks of investing in the stock markets

                              These Funds may not be appropriate if you are:

                              !  pursuing a short-term goal or investing
                                 emergency reserves
                              ! uncomfortable with an investment that will fluctuate in value

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND EXPENSES

INTERNATIONAL EQUITY FUND
TICKER SYMBOLS:
CLASS A - N/A
CLASS B - N/A
CLASS I - IIEIX

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with capital
                              appreciation.

PRINCIPAL INVESTMENT          The Fund invests primarily in equity securities of
STRATEGIES                    large non-U.S. companies (i.e., incorporated or
                              organized outside the United States).

                              In choosing stocks for the Fund, the Fund's
                              Sub-Adviser, Lazard Asset Management, looks for established companies in economically developed countries that it believes are undervalued based on their return on total capital or equity. The Sub-Adviser attempts to identify undervalued securities through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and the potential to improve profitability.

                              The Sub-Adviser focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach).

                              The percentage of the Fund's assets invested in particular geographic sectors may shift from time to time in accordance with the judgment of the Adviser and Sub-Adviser. Ordinarily, the Fund invests in at least three different foreign countries. Although the Fund invests primarily in the stocks of companies located in developed foreign countries, it may invest up to 25% of its total assets in typically large companies located, or doing significant business in emerging markets. In addition, the Fund may have substantial investments in American and Global Depositary Receipts.

PRINCIPAL INVESTMENT          The Fund's performance will be influenced by
RISKS                         political, social and economic factors affecting
                              companies in foreign countries. The securities of foreign issuers fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Foreign securities include special risks such as exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and legal standards. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Fund's holdings or an overall decline in the stock markets of the foreign countries in which the Fund is invested.

                              Emerging market countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. As a result, their markets are more volatile.

                              Value stocks involve the risk that they may never reach what the Sub-Adviser believes is their full market value. They also may decline in price, even though in theory they are already underpriced.

                              The Fund is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single company or industry.

PERFORMANCE BAR CHART AND TABLE
The bar chart and table on            YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
this page provide some                  FOR CLASS A SHARES
indication of the risks of
investing in the International                        9.47%
Equity Fund by showing how             ----------------------------------------
the Fund has performed.                               1998
The bar chart shows the
performance of the Fund's
Class A shares for its first full      The bar chart above does not reflect any
calendar year of operations.           applicable sales charges which would
The table below compares the           reduce returns.
performance of Class A
shares over time to that               -----------------------------------------
of the Morgan Stanley                  Best quarter:    Q4   1998   +18.79%
Capital International                  Worst quarter:   Q3   1998   -19.33%
Europe, Australia, Far
East ("EAFE") Index, a
widely recognized,
unmanaged index of foreign
securities representing major
non-U.S. stock markets. Both
the bar chart and the table
assume the reinvestment of
dividends and distributions.
Class B and Class I shares
had not been offered for a
full calendar year. Of course,
past performance does not
indicate how the Fund will
perform in the future.

                          AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)
                                   Inception          Past           Past 5             Past 10            Since
                                    Date              Year           Years              Years              Inception
Class A
(with sales charge imposed)        8/15/97            4.31%          N/A                N/A                0.83%
EAFE INDEX                         7/31/97           20.33%          N/A                N/A                5.62%

FEES AND EXPENSES

If you purchase and hold shares of       Shareholder
the International Equity Fund, you       Transaction
will pay certain fees and expenses,      Fees (fees
which are described in the tables.       paid by you        CLASS        CLASS        CLASS
Shareholder transaction fees are         directly)          A SHARES     B SHARES     I SHARES
paid from your account. Annual
Fund operating expenses are paid
out of Fund assets, and are              -------------------------------------------------------
reflected in the share price.
                                         Maximum sales
                                         charge (load)
                                         on purchases
                                         AS A % OF
                                         OFFERING PRICE    4.75%1        None         None

                                         Maximum deferred
                                         sales charge
                                         (CDSC)            None2         4.00%3       None
                                         AS A % OF LOWER
                                         OF PURCHASE OR
                                         SALE PRICE

                                         Annual Fund
                                         Operating
                                         Expenses          CLASS         CLASS        CLASS
                                         (fees paid        A SHARES      B SHARES     I SHARES
                                         from Fund
                                         assets)

                                         Management Fee    1.00%         1.00%        1.00%
                                         ---------------------------------------------------------
                                         Distribution
                                         (12b-1) Fee        .25%          .75%        None
                                         ---------------------------------------------------------
                                         Other Expenses     .88%          .98%         .88%
                                         ---------------------------------------------------------
                                         Total Annual
                                         Fund Operating
                                         Expenses4         2.13%         2.73%        1.88%
                                         ---------------------------------------------------------

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

4 Other expenses for Class B and Class I are based on estimated amounts for the current fiscal year. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements that are or were in effect.
     Total expenses after fee waivers and expense reimbursements for each class were: Class A, 1.81%; Class B, 2.41%; and Class I , 1.61%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

EXPENSE EXAMPLE

Use the example at right to        INTERNATIONAL EQUITY       1       3          5           10
help you compare the cost of       FUND                     YEAR     YEARS     YEARS       YEARS
investing in the Fund with
the cost of investing in           CLASS A SHARES           $681     $1,110    $1,565      $2,820
other mutual funds. It             --------------------------------------------------------------
illustrates the amount of          CLASS B SHARES
fees and expenses you would        Assuming Redemption      $676     $1,147    $1,645      $2,846
pay, assuming the following:
                                   Assuming no Redemption   $276     $  847    $1,445      $2,846
o $10,000 investment               --------------------------------------------------------------
o 5% annual return                 CLASS I SHARES           $191     $  591    $1,016      $2,201
o no changes in the Fund's         --------------------------------------------------------------
  operating expenses
o reinvestment of all dividends
  and distributions

Because actual returns and
operating expenses will be
different, this example is
for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

SMALL-CAP OPPORTUNITY FUND
TICKER SYMBOLS:
CLASS A - ISOAX
CLASS B - ISOBX
CLASS I - ISOIX

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with capital
                              appreciation.

PRINCIPAL INVESTMENT          The Fund invests primarily in equity securities of
STRATEGIES                    U.S. companies with market capitalizations of less
                              than $1.5 billion.

                              In choosing stocks for the Fund, the Fund's
                              Sub-Adviser, Womack Asset Management, seeks investment opportunities in smaller, well-managed U.S. companies whose shares are undervalued relative to the companies' growth potential. The Sub-Adviser employs a growth-oriented approach which involves fundamental analysis of the company's published financial statements with technical analysis (which relies on price and volume movements of the company's stock) to discern potential and risk.

                              The Sub-Adviser focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach). The Sub-Adviser considers, among other factors:

                              o  projected earnings growth
                              o  relative price strength
                              0  business fundamentals

PRINCIPAL INVESTMENT          Stocks and other equity securities fluctuate in
RISKS                         price, often based on factors unrelated to the
                              issuers' value, and such fluctuations can be pronounced. The value of your investment in the Fund will fluctuate in response to movements in the stock market and the activities of individual portfolio companies. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in share prices of the Fund's holdings or an overall decline in the stock market.

                              The Fund invests in small-cap companies which carry additional risks. Smaller companies typically have more limited product lines, markets and financial resources, and have less predictable earnings than larger companies and their securities trade less frequently and in more limited volume than those of larger, more established companies. As a result, small-cap stocks and thus the Fund's shares may fluctuate significantly more in value than larger-cap stocks and funds that focus on them.

                              Over time, growth companies are expected to increase their earnings at an above-average rate. If these expectations are not met, the stock price can fall drastically--even if earnings show an absolute increase.

PERFORMANCE BAR CHART AND TABLE

The bar chart and table on       YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
this page provide some                          CLASS A SHARES
indication of the risks
of investing un the Small-Cap    20.26%   -6.61%  59.13%  24.96%  31.80%  -7.21%  28.48%  24.98%  24.41%  -7.20%
Opportunity Fund by showing      -------------------------------------------------------------------------------
how the Fund has performed.      1989      '90     '91     '92     '93     '94     '95     '96     '97     '98
The bar chart shows
how the performance of
the Fund's Class A shares        The bar chart above does not reflect any applicable sales charges which
has varied from year to year.    would reduce returns.
The table below compares
the performance of Class         -----------------------------------------------------------
A shares over time to that       Best quarter:        Q4   1992      +26.42%
of the Russell 2000 Index,       Worst quarter:       Q3   1998      -23.80%
a widely recognized,
unmanaged index of smaller
capitalization common
stocks. Both the bar chart
and the table assume the
reinvestment of dividends
and distributions. Class B
and Class I shares had not
been offered for a full
calendar year. Of course,
past performance does not
indicate how the Fund will
perform in the future.

                           AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)
                                   Inception          Past           Past 5             Past 10
                                    Date              Year           Years              Years
Class A
(with sales charge imposed)        1/1/82*            -11.60%        10.39%             17.05%

RUSSELL 2000 INDEX                                    -2.55%         11.87%             12.92%


* The Small-Cap Opportunity Fund commenced operations on 8/1/94 through a transfer of assets from collective trust fund accounts managed by the Adviser's predecessor, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes the performance of these trust accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The trust accounts were not registered with the SEC and were not subject to the investment restrictions imposed by law on registered mutual funds. If these trust accounts had been registered, their returns may have been lower.


If you purchase and hold shares of       Shareholder
the Small-Cap Opportunity Fund, you      Transaction
will pay certain fees and expenses,      Fees (fees
which are described in the tables.       paid by you        CLASS        CLASS        CLASS
Shareholder transaction fees are         directly)          A SHARES     B SHARES     I SHARES
paid from your account. Annual
Fund operating expenses are paid
out of Fund assets, and are              -------------------------------------------------------
reflected in the share price.
                                         Maximum sales
                                         charge (load)
                                         on purchases
                                         AS A % OF
                                         OFFERING PRICE    4.75%1        None         None

                                         Maximum deferred
                                         sales charge
                                         (CDSC)            None2         4.00%3       None
                                         AS A % OF LOWER
                                         OF PURCHASE OR
                                         SALE PRICE

                                         Annual Fund
                                         Operating
                                         Expenses          CLASS         CLASS        CLASS
                                         (fees paid        A SHARES      B SHARES     I SHARES
                                         from Fund
                                         assets)

                                         Management Fee    0.95%         0.95%        0.95%
                                         ---------------------------------------------------------
                                         Distribution
                                         (12b-1) Fee        .25%          .75%        None
                                         ---------------------------------------------------------
                                         Other Expenses     .46%          .56%         .46%
                                         ---------------------------------------------------------
                                         Total Annual
                                         Fund Operating
                                         Expenses4         1.66%         2.26%        1.41%
                                         ---------------------------------------------------------

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

4 Other expenses for Class B and Class I are based on estimated amounts for the current fiscal year. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements that are or were in effect.
     Total expenses after fee waivers and expense reimbursements for each class were: Class A, 1.38%; Class B, 1.36%; and Class I, 1.33%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

EXPENSE EXAMPLE

EXPENSE EXAMPLE

Use the example at right to        SMALL-CAP OPPORTUNITY      1       3          5           10
help you compare the cost of       FUND                     YEAR     YEARS     YEARS       YEARS
investing in the Fund with
the cost of investing in           CLASS A SHARES           $636     $  974    $1,334      $2,347
other mutual funds. It             --------------------------------------------------------------
illustrates the amount of          CLASS B SHARES
fees and expenses you would        Assuming Redemption      $629     $1,006    $1,410      $2,371
pay, assuming the following:
                                   Assuming no Redemption   $229     $  706    $1,210      $2,371
o $10,000 investment               --------------------------------------------------------------
o 5% annual return                 CLASS I SHARES           $144     $  446    $  771      $1,691
o no changes in the Fund's         --------------------------------------------------------------
  operating expenses
o reinvestment of all dividends
  and distributions

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND EXPENSES


MID-CAP FUND
TICKER SYMBOLS:
CLASS A - N/A
CLASS B - N/A
CLASS I - N/A

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with capital
                              appreciation.

PRINCIPAL INVESTMENT          The Fund invests primarily in equity securities of
STRATEGIES                    companies publicly traded on U.S. exchanges that
                              have market capitalizations of $500 million to $5 billion.

                              In choosing stocks for the Fund, the Fund's
                              Sub-Adviser, Bennett Lawrence Management, seeks to identify industries that are benefiting from major demand trends or themes and are therefore growing at a much faster rate than the overall economy. The Sub-Adviser then typically gathers information on the companies that are benefiting from these trends or themes. Generally, the Fund will not invest in a company unless the Sub-Adviser has met with the company's top management. The Sub-Adviser also seeks to talk to suppliers, purchasers, and competitors to reinforce its analysis and monitor the Fund's holdings. The Sub-Adviser's experience has been that when mid-sized companies are backed by major demand trends, they can create attractive gains for investors.

PRINCIPAL INVESTMENT          Stocks and other equity securities fluctuate in
 RISKS                        price, often based on factors unrelated to the
                              issuers' value, and such fluctuations can be pronounced. The value of your investment in the Fund will fluctuate in response to movements in the stock market and the activities of individual portfolio companies. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in share prices of the Fund's holdings or an overall decline in the stock market.

                              The Fund invests in mid-cap companies which carry additional risks. These companies typically have less predictable earnings than larger companies and their securities trade less frequently and in more limited volume than those of larger, more established companies. As a result, mid-cap stocks and thus the Fund's shares S may fluctuate more in value than larger-cap stocks and funds that focus on them.

                              Over time, growth companies are expected to increase their earnings at an above-average rate. If these expectations are not met, the stock price can fall drastically--even if earnings show an absolute increase.

                              Because demand trends and themes can change, the Fund's performance could suffer if the Adviser is slow to respond to such changes.

PERFORMANCE BAR CHART AND TABLE

As of the date of this prospectus, the Fund had not completed a year of operations. Accordingly, no performance information is provided.

FEES AND EXPENSES

If you purchase and hold shares of              Shareholder
the Mid-Cap Fund, you                           Transaction
will pay certain fees and expenses,             Fees (fees
which are described in the tables.              paid by you                   CLASS             CLASS             CLASS
Shareholder transaction fees are                directly)                     A SHARES          B SHARES          I SHARES
paid from your account. Annual
Fund operating expenses are paid
out of Fund assets, and are reflected           Maximum sales
in the share price.                             charge (load)
                                                on purchases AS A % OF
                                                OFFERING PRICE                4.75%1            None               None
                                              ------------------------------------------------------------------------------

                                                Maximum deferred
                                                sales charge (CDSC) AS        None2             4.00%3             None
                                                A % OF LOWER OF PURCHASE
                                                OR SALE PRICE

                                                Annual Fund
                                                Operating                     CLASS             CLASS              CLASS
                                                Expenses                      A SHARES          B SHARES           I SHARES
                                                (fees paid from
                                                Fund assets)
                                              -------------------------------------------------------------------------------
                                                Management Fee                1.00%              1.00%              1.00%
                                              -------------------------------------------------------------------------------
                                                Distribution (12b-1) Fee       .25%               .75%              None
                                              -------------------------------------------------------------------------------
                                                Other Expenses                1.75%              1.85%              1.75%
                                              -------------------------------------------------------------------------------
                                                Total Annual Fund
                                                Operating Expenses4           3.00%              3.60%              2.75%
                                              -------------------------------------------------------------------------------
--------
1    Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

4 Other expenses for each class are based on estimated amounts for the current fiscal year. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements in effect. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.


EXPENSE EXAMPLE
                                                MID-CAP EQUITY FUND                 1           3
Use the example at right to help you                                                Year       Years
compare the cost of investing in the            CLASS A SHARES                      $764       $1,358
Fund with the cost of investing in              ---------------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $763        $1,403
would pay, assuming the following:
                                                Assuming no Redemption             $363        $1,103
   o $10,000 investment                         ---------------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $278        $  853
   o no changes in the Fund's                   ---------------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND EXPENSES
--------------------------------------------------------------

CAPITAL GROWTH FUND
TICKER SYMBOLS:
CLASS A - ICGAX
CLASS B - ICGBX
CLASS I - ICGIX

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with capital
                              growth.

PRINCIPAL INVESTMENT          The Fund invests primarily in equity securities of
STRATEGIES                    U.S. companies with market capitalizations of at
                              least $500 million that the Adviser believes offer opportunities for capital appreciation and growth of earnings.

                              In choosing stocks for the Fund, the Adviser first identifies industries that it believes will expand over the next few years or longer. The Adviser then uses fundamental analysis of company financial statements to find large U.S. companies within these industries that offer the prospect of solid earnings growth. The Adviser also may consider other factors in selecting investments for the Fund, including the development of new or improved products or services, opportunities for greater market share, more effective management or other signs that the company will have greater than average earnings growth and capital appreciation.

PRINCIPAL INVESTMENT          Stocks and other equity securities fluctuate in
  RISKS                       price, often based on factors unrelated to the
                              issuers' value, and such fluctuations can be pronounced. The value of your investment in the Fund will fluctuate in response to movements in the stock market and the activities of individual portfolio companies. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Fund's holdings or an overall decline in the stock market.

                              The Fund may invest in medium-sized companies which carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies.

                              Over time, growth companies are expected to increase their earnings at an above-average rate. If these expectations are not met, the stock price can fall drastically--even if earnings show an absolute increase.

                              The Fund is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single company or industry.


PERFORMANCE BAR CHART AND TABLE

The bar chart and table on       YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
this page provide some                          CLASS A SHARES
indication of the risks
of investing in the Capital                28.81%  -5.64%  24.66%  6.49%    3.48%  -0.42%  30.42%  22.25%   30.79%  32.05%
Growth Fund by showing                 -----------------------------------------------------------------------------------
how the Fund has performed.                 1989    '90     '91    '92      '93      '94   '95     '96      '97     '98
The bar chart shows
how the performance of
the Fund's Class A shares        The bar chart above does not reflect any applicable sales charges which
has varied from year to year.    would reduce returns.
The table below compares
the performance of Class         -----------------------------------------------------------
A  and Class I shares            Best quarter:        Q4   1998      +22.63%
over time to that                Worst quarter:       Q3   1990      -11.65%
of the S&P 500R Index,           -----------------------------------------------------------
a widely recognized,
unmanaged index of common
stocks. Both the bar chart
and the table assume the
reinvestment of dividends
and distributions. Class B
shares had not been offered
for a full calendar year.
Of course, past performance
does not indicate how the
Fund will perform in the future.

                           AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)

                                   Inception          Past           Past 5             Past 10            Since
                                    Date              Year           Years              Years              Inception
Class A
(with sales charge imposed)        12/31/80*          25.77%         21.15%             15.87%             13.02%

Class I                            10/3/97            32.40%         N/A                N/A                26.20%

S&P 500R Index                     12/31/80           28.74%         24.08%             19.02%             16.95%


* The Capital Growth Fund commenced operations on 4/1/96 through a transfer of assets from collective trust fund accounts managed by the Adviser, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes the performance of these trust accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The trust accounts were not registered with the SEC and were not subject to the investment restrictions imposed by law on registered mutual funds. If these trust accounts had been registered, their returns may have been lower.

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Capital Growth Fund, you     Transaction
will pay certain fees and           Fees (fees
expenses, which are described in    paid by you              CLASS          CLASS         CLASS
the tables. Shareholder             directly                 A SHARES       B SHARES      I SHARES
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out     Maximum sales
of Fund assets, and are reflected   charge (load)
in the share price.                 on purchases AS A %
                                    OF OFFERING PRICE        4.75%1         None          None
                                    -------------------------------------------------------------

                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .65%           .65%          .65%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .54%           .64%           .54%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4     1.44%          2.04%          1.19%

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

4 Other expenses have been restated for Class A and Class I to reflect current fees. The expense noted above do not reflect any fee waivers or expense reimbursement arrangements that are or were in effect. Total expenses after fee waivers and expense reimbursements were: Class A, 1.28%;
     and Class I, 1.02%. There was no fee waiver or expense reimbursement for Class B. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

EXPENSE EXAMPLE
                                                CAPITAL GROWTH FUND                 1           3           5           10
Use the example at right to help you                                                Year       Years       Years       Years
compare the cost of investing in the            CLASS A SHARES                     $615        $909        $1,225      $2,117
Fund with the cost of investing in              ------------------------------------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $607        $940        $1,298      $2,140
would pay, assuming the following:
                                                Assuming no Redemption             $207        $640        $1,098      $2,140
   o $10,000 investment                         -----------------------------------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $121        $378        $  654      $1,443
   o no changes in the Fund's                   -----------------------------------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND EXPENSES


LARGE-CAP EQUITY FUND
TICKER SYMBOLS:
CLASS A - ILCAX
CLASS B - ILCBX
CLASS I - ILEIX

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with long-term
                              capital appreciation and, as a secondary objective, current income.

PRINCIPAL INVESTMENT          The Fund invests primarily in equity securities of
STRATEGIES                    large U.S. companies with market capitalizations
                              over $1 billion that the Adviser believes have the potential to provide capital appreciation and growth of income.

                              In choosing stocks for the Fund, the Adviser's strategy is to select well managed U.S. companies that have demonstrated sustained patterns of profitability, strong balance sheets, and the potential to achieve predictable, above-average earnings growth. The Adviser also looks for companies that pay above-average dividends. The Adviser seeks to diversify the Fund's portfolio within the various industries typically comprising, what the Adviser believes to be, the classic growth segments of the U.S. economy:
                              Technology, Consumer Non-Durables, Health Care, Business Equipment and Services, Retail, and Capital Goods.

                              The Fund invests for long-term growth rather than short-term profits.

PRINCIPAL INVESTMENT          Stocks and other equity securities fluctuate in
RISKS                         price, often based on factors unrelated to the
                              issuers' value, and such fluctuations can be pronounced. The value of your investment in the Fund will fluctuate in response to movements in the stock market and the activities of individual portfolio companies. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Fund's holdings or an overall decline in the stock market.

                              Over time, growth companies are expected to increase their earnings at an above-average rate. If these expectations are not met, the stock price can fall drastically--even if earnings show an absolute increase.

                              The risks and returns of different industries can vary over the long-term and short-term. Because of this, the Fund's performance could suffer during times when the stocks of companies in the classic growth industries in which it is invested are out of favor.

PERFORMANCE BAR CHART AND TABLE

                                                      YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES

The bar chart and table on this page provide
some indication of the risks of investing in the
Large-Cap Equity Fund by showing how the Fund has               5.60%    1.78%    34.99%    17.63%    35.93%    37.87%
performed. The bar chart shows how the                  -----------------------------------------------------------
performance of the Fund's Class A shares has                    1993     '94      '95       '96       '97       '98
varied from year to year. The table below
compares the performance of Class A shares over
time to that of the S&P 5007 Index, a widely
recognized, unmanaged index of common stocks.          The bar chart above does not reflect any applicable sales charges
Both the bar chart and the table assume the            which would reduce returns.
reinvestment of dividends and distributions.
Class B and Class I shares had not been offered
for a full calendar year. Of course, past
performance does not indicate how the Fund will        __________________________________________
perform in the future.
                                                       Best quarter:     Q4    1998     +24.83%

                                                       Worst Quarter:    Q3    1998      -5.95%
                                                       ------------------------------------------

                             AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)
                             Inception Date   Past Year   Past 5 Years   Past 10 Years   Since Inception

Class A
(with sales charge imposed)  8/3/92           31.30%      23.60%         N/A             19.97%

S&P 5007INDEX                7/31/92          28.74%      24.08%         N/A             20.82%

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Large-Cap Equity Fund,       Transaction
you will pay certain fees and       Fees (fees
expenses, which are described in    paid by you              CLASS          CLASS         CLASS
the tables. Shareholder             directly)                A SHARES       B SHARES      I SHARES
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out     Maximum sales
of Fund assets, and are reflected   charge (load)
in the share price.                 on purchases AS A %
                                    OF OFFERING PRICE        4.75%1         None          None
                                    -------------------------------------------------------------

                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .75%           .75%          .75%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .35%           .45%           .35%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4     1.35%          1.95%          1.10%

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

4 Other expenses for Class B and Class I are based on estimated amounts for the current fiscal year, and have been restated for Class A to reflect current fees. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements that are or were in effect. Total expenses after fee waivers and expense reimbursements for each class were:
     Class A, 1.03%, Class B. 1.10%, and Class I, 1.04%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

EXPENSE EXAMPLE
                                                LARGE-CAP EQUITY FUND               1           3           5           10
Use the example at right to help you                                                Year       Years       Years       Years
compare the cost of investing in the            CLASS A SHARES                     $606        $882        $1,179      $2,022
Fund with the cost of investing in              ------------------------------------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $598        $912        $1,252      $2,044
would pay, assuming the following:
                                                Assuming no Redemption             $198        $612        $1,052      $2,044
   o $10,000 investment                         -----------------------------------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $112        $350        $  606      $1,340
   o no changes in the Fund's                   -----------------------------------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND EXPENSES

EQUITY INCOME FUND
TICKER SYMBOLS:
CLASS A - IGIAX
CLASS B - IGBIX
CLASS I - IGIIX

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with current
                              income and capital appreciation.

PRINCIPAL INVESTMENT          The Fund invests primarily in dividend-paying
STRATEGIES                    equity securities of U.S. companies that the
                              Adviser expects to provide reasonable income and to have capital appreciation potential.

                              In choosing equity securities for the Fund, the Adviser's strategy is to identify financially stable, mature companies that pay above-average dividends. The Adviser will select those companies that it believes have the capacity to increase dividend payments in the future. The Adviser takes into account factors, such as price-earnings ratios, cash flow and the relationship of a company's asset value to the market price of its securities.

                              The Fund may invest in the securities of companies of any size depending on the relative attractiveness of the company and the industry in which it operates.

PRINCIPAL INVESTMENT          Stocks and other equity securities fluctuate in
RISKS                         price, often based on factors unrelated to the
                              issuers' value, and such fluctuations can be pronounced. The value of your investment in the Fund will fluctuate in response to movements in the stock market and the activities of individual portfolio companies. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Fund's holdings or an overall decline in the stock market.

                              Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds (such as those investing in smaller companies).

                              The Fund is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single company or industry.

PERFORMANCE BAR CHART AND TABLE

The bar chart and table on this
page provide some indication of
the risks of investing in the
Equity Income Fund by showing how
the Fund has performed. The bar chart      YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
hows how the performance of the Fund's     29.14%  -0.21%  22.20%  2.72%   9.92%   -6.32%  31.14%  14.69%  32.56%  19.46%
Class A shares has varied from             -------------------------------------------------------------------------------
year to year. The table below              1989     '90     '91     '92     '93     '94     '95     '96     '97     '98
compares the performance of Class
A and Class I shares over time to
that of the S&P 500 Index, a               The bar chart above does not reflect any applicable sales charges
widely recognized, unmanaged               which would reduce returns.
index of common stocks. Both the
bar chart and the table assume             --------------------------------------------
the reinvestment of dividends and          Best quarter:      Q4    1998     +16.26%
distributions. Class B shares had          Worst quarter:     Q3    1998     - 8.79%
not been offered for a full                --------------------------------------------
calendar year. Of course, past
performance does not indicate how
the Fund will perform in the
future.

                             AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)
                             Inception Date   Past Year   Past 5 Years   Past 10 Years   Since Inception
Class A
(with sales charge imposed)  12/31/86*        13.76%      16.28%         14.21%          13.20%
Class I                      10/3/97          19.72%      N/A            N/A             19.85%

S&P 500 INDEX                12/31/86         28.74%      24.08%         19.20%          17.76%

----------------------
*    The Equity Income Fund commenced operations on 2/28/97 through a transfer of assets from collective trust fund accounts managed by the Adviser, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of these trust accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The trust accounts were not registered with the SEC and were not subject to the investment restrictions imposed by law on registered mutual funds. If these trust accounts had been registered, their returns may have been lower.

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Equity Income Fund,          Transaction
you will pay certain fees and       Fees (fees
expenses, which are described in    paid by you              CLASS          CLASS         CLASS
the tables. Shareholder             directly)                A SHARES       B SHARES      I SHARES
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out     Maximum sales
of Fund assets, and are reflected   charge (load)
in the share price.                 on purchases AS A %
                                    OF OFFERING PRICE        4.75%1         None          None
                                    -------------------------------------------------------------
                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .65%           .65%          .65%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .70%           .80%           .70%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4     1.60%          2.20%          1.35%

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

4 Other expenses for Class A and Class I to reflect current fees. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements that are or were in effect. Total expenses after fee waivers and expense reimbursements were: Class A, 1.45%, and Class I, 1.16%. There was no fee waiver or expense reimbursement for Class B. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

EXPENSE EXAMPLE
                                                EQUITY INCOME FUND                  1           3           5           10
Use the example at right to help you                                                Year       Years       Years       Years
compare the cost of investing in the            CLASS A SHARES                     $630        $956        $1,304      $2,285
Fund with the cost of investing in              ------------------------------------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $623        $988        $1,380      $2,309
would pay, assuming the following:
                                                Assuming no Redemption             $223        $688        $1,180      $2,309
   o $10,000 investment                         -----------------------------------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $137        $428        $  739      $1,624
   o no changes in the Fund's                   -----------------------------------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND EXPENSES

                              FIXED INCOME FUNDS -- These Funds seeks current
                                   income and invest primarily in fixed income securities, such as U.S. Government securities, or corporate, bank and commercial obligations.

WHO MAY WANT TO               Consider investing in these Funds if you are:
INVEST?
                              !    looking to add a monthly income component
                                   to your portfolio

                              ! willing to accept the risks of price and dividend fluctuations

                              These Funds may not be appropriate if you are:

                              !    investing emergency reserves


                              ! uncomfortable with an investment that will fluctuate in value

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND EXPENSES


INCOME FUND
TICKER SYMBOLS:
CLASS A - IINAX
CLASS B - IICBX
CLASS I - IINIX

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with current
                              income without assuming undue risk.

PRINCIPAL INVESTMENT          The Fund invests primarily in a broad range of
STRATEGIES                    investment grade, U.S. dollar denominated fixed
                              income securities of U.S. issuers. These securities include corporate and government bonds, debentures and notes, convertible debt obligations, money market instruments, municipal obligations, mortgage-related securities and asset-backed securities.

                              In choosing fixed income securities for the Fund, the Adviser follows a controlled duration strategy which limits the Fund's portfolio duration to 50% to 150% of the duration of its benchmark--the Merrill Lynch Corporate/Government Master Index. Duration is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. For example, the market price of a bond with a duration of three years should decline 3% if interest rates rise 1%. Conversely, the market price of the same bond should increase 3% if interest rates fall 1%. The market price of a bond with a duration of six years should increase or decline twice as much as the market price of a bond with a three-year duration. Typically, the Fund will have an effective duration of between four and seven years.

                              When assessing a potential investment, the Adviser looks at a variety of factors, including the company's credit history and financial strength, the long-term economic trends of the industry or sector it belongs to, the company's management and whether there is sufficient equity value in the company.

PRINCIPAL INVESTMENT          The Fund's investments in fixed income securities
RISKS                         will be subject primarily to interest rate, credit
                              and, for mortgage-related and asset-backed securities, prepayment risk.

                              Prices of fixed income securities tend to move inversely with changes in interest rates. The most immediate effect of a rise in rates is usually a drop in the prices of such securities, and therefore in the Fund's share price as well. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. To the extent the Fund maintains a comparatively long duration, its share price will react more to interest rate movements. As a result, the value of your investment in the Fund will fluctuate and you could lose money by investing in the Fund.

                              The Fund's investments also are subject to credit risk, which is the risk that the issuer of the security will fail to make timely payments of interest or principal, or to otherwise honor its obligations. Credit risk includes the possibility that any of the Fund's investments will have its credit rating downgraded or will default.

                              Mortgage-related and asset-backed securities, which are derivative instruments, are subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. If the borrowers prepay some or all of the principal owed to the issuer much earlier than expected, the Fund may have to replace the security by investing the proceeds in a less attractive security which could reduce the Fund's share price or yield.

                              The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.


PERFORMANCE BAR CHART AND TABLE


The bar chart and table on this
page provide some indication of
the risks of investing in the               YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
Income Fund by showing how the
Fund has performed. The bar chart shows
how the performance of the Fund's           11.30%  6.25%   15.44%  5.99%   10.10%  -3.60%  16.65%  1.08%   8.67%   8.28%
Class A shares has varied from              -----------------------------------------------------------------------------
year to year. The table below               1989     '90     '91     '92     '93     '94     '95     '96     '97     '98
compares the performance of Class
A and Class I shares over time to
that of the Merrill Lynch                   The bar chart above does not reflect any applicable sales charges
Corporate/ Government Master                which would reduce returns.
Index, a recognized, unmanaged
index of U.S. Government and                -----------------------------------------------
investment grade corporate bonds.           Best quarter     Q2       1989    + 6.77%
Both the bar chart and the table            Worst quarter    Q1       1994    - 2.95%
assume the reinvestment of                  -----------------------------------------------
dividends and distributions.
Class B shares had not been
offered for a full calendar year.
Of course, past performance does
not indicate how the Fund will
perform in the future.



                             AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)
                             Inception Date   Past Year  Past 5 Years  Past 10 Years  Since Inception
Class A
(with sales charge imposed)  12/31/80*        5.00%      5.35%         7.53%          9.43%
Class I                      10/3/97          8.55%      N/A           N/A            8.94%

MERRILL LYNCH CORP/GOV'T
MASTER INDEX                 12/31/80         9.53%      7.34%         9.35%          10.99%


* The Income Fund commenced operations on 4/1/96 through a transfer of assets from collective trust fund accounts managed by the Adviser, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes the performance of these trust accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund.
     The trust accounts were not registered with the SEC and were not subject to the investment restrictions imposed by law on registered mutual funds. If these trust accounts had been registered, their returns may have been lower.

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Income Fund, you will        Transaction
pay certain fees and expenses,      Fees (fees
which are described in the          paid by you              CLASS          CLASS         CLASS
tables. Shareholder                 directly)                A SHARES       B SHARES      I SHARES
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out     Maximum sales
of Fund assets, and are reflected   charge (load)
in the share price.                 on purchases AS A %
                                    OF OFFERING PRICE        3.00%1         None          None
                                    -------------------------------------------------------------

                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .50%           .50%          .50%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .63%           .73%           .63%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4     1.38%          1.98%          1.13%

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.


4 Other expenses for Class A and Class I to reflect current fees. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements that are or were in effect. Total expenses after fee waivers and expense reimbursements were: Class A, 1.24%, and Class I, .97%. There was no fee waiver or expense reimbursement for Class B. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.


EXPENSE EXAMPLE
                                                INCOME FUND                         1           3           5           10
Use the example at right to help you                                                Year       Years       Years       Years
compare the cost of investing in the            CLASS A SHARES                     $436        $724        $1,033      $1,908
Fund with the cost of investing in              ------------------------------------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $601        $921        $1,268      $2,076
would pay, assuming the following:
                                                Assuming no Redemption             $201        $621        $1,068      $2,076
   o $10,000 investment                         -----------------------------------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $115        $359        $  622      $1,375
   o no changes in the Fund's                   -----------------------------------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND EXPENSES

GOVERNMENT INCOME FUND
TICKER SYMBOLS:

CLASS A - IGVAX
CLASS B - IGVBX
CLASS I - IGVIX

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with current
                              income.

PRINCIPAL INVESTMENT          The Fund invests primarily in securities issued or
STRATEGIES                    guaranteed as to payment of principal and interest
                              by the U.S. Government, its agencies or
                              instrumentalities.


                              The Fund also may enter into repurchase agreements and, for additional yield, invest in high quality (AA/Aa) corporate bonds, mortgage-related securities, asset-backed securities and bank obligations. The Fund may purchase securities of any maturity. Generally, the average maturity of the Fund's investments is less than 10 years.


PRINCIPAL INVESTMENT          Prices of fixed income securities, including U.S.
RISKS                         Government securities, tend to move inversely with
                              changes in interest rates. The most immediate effect of a rise in rates is usually a drop in the prices of such securities, and therefore in the Fund's share price as well. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A security backed by the U.S. Government is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value of such securities nor the Fund's share price is guaranteed. As a result, the value of your investment in the Fund will fluctuate and you could lose money by investing in the Fund.

                              The Fund's investments in corporate bonds also are subject to credit risk, which is the risk that the issuer of the security will fail to make timely payments of interest or principal, or otherwise honor its obligations. Credit risk includes the possibility that any of the Fund's investments will have its credit rating downgraded or will default.

                              Mortgage-related and asset-backed securities, which are derivative instruments, are subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. If the borrowers prepay some or all of the principal owed to the issuer much earlier than expected, the Fund may have to replace the security by investing the proceeds in a less attractive security which could reduce the Fund's share price or yield.


PERFORMANCE BAR CHART AND TABLE


The bar chart and table on this
page provide some indication of
the risks of investing in the
Government Income Fund by showing          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
how the Fund has performed.
The bar chart shows how the                   9.62% -3.44%  16.73%  2.45%   8.76%   8.95%
performance of the Fund's                 -----------------------------------------------
Class A shares has varied                     1993   '94     '95     '96     '97     '98
from year to year. The table
below compares the performance of
Class A shares over time to that           The bar chart above does not reflect any applicable sales charges
of the Merrill Lynch Corporate/            which would reduce returns.
Government Master Index,
a recognized, unmanaged index of
U.S. Government and investment             --------------------------------------------------------
grade corporate bonds. Both the            Best quarter      Q2   1995    +5.79%
bar chart and the table assume             Worst quarter     Q1   1994    -2.81%
the reinvestment of dividends and          --------------------------------------------------------
distributions. Class B and Class
I shares had not been offered for
a full calendar year. Of course,
past performance does not
indicate how the Fund will
perform in the future.



                             AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)
                             Inception Date Past Year  Past 5 Years  Past 10 Years  Since Inception

Class A
(with sales charge imposed)  8/3/92         5.69%      5.83%         N/A            6.40%

MERRILL LYNCH CORP/          7/31/92        9.53%      7.34%         N/A            7.82%
GOV'T MASTER INDEX

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Government Income Fund,      Transaction
you will pay certain fees and       Fees (fees
expenses, which are described in    paid by you              CLASS          CLASS         CLASS
the tables. Shareholder             directly)                A SHARES       B SHARES      I SHARES
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out     Maximum sales
of Fund assets, and are reflected   charge (load)
in the share price.                 on purchases AS A %
                                    OF OFFERING PRICE        3.00%1         None          None
                                    -------------------------------------------------------------

                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .60%           .60%          .60%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .38%           .48%           .38%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4     1.23%          1.83%           .98%

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.


4 Other expenses for Class B and Class I are based on estimated amounts for the current fiscal year, and have been restated for Class A to reflect current fees. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements that are or were in effect. Total expenses after fee waivers and expense reimbursements were: Class A, .91%, and Class I, 1.88%. There was no fee waiver or expense reimbursement on Class B. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.



EXPENSE EXAMPLE
                                               GOVERNMENT INCOME FUND               1           3           5           10
Use the example at right to help you                                                Year       Years       Years       Years
compare the cost of investing in the            CLASS A SHARES                     $422        $679        $  955      $1,744
Fund with the cost of investing in              ------------------------------------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $586        $876        $1,190      $1,915
would pay, assuming the following:
                                                Assuming no Redemption             1863        $576        $  990      $1,915
   o $10,000 investment                         -----------------------------------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $100        $312        $  542      $1,201
   o no changes in the Fund's                   -----------------------------------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND EXPENSES

LIMITED TERM INCOME FUND
TICKER SYMBOLS:
CLASS A - ILIAX
CLASS B - ILIBX
CLASS I - ILIIX

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with current
                              income without assuming undue risk.

PRINCIPAL INVESTMENT          The Fund invests primarily in a broad range of
STRATEGIES                    investment grade, U.S. dollar denominated fixed
                              income securities of U.S. issuers. These securities include corporate and government bonds, debentures and notes, convertible debt obligations, money market instruments, municipal obligations, mortgage-related securities and asset-backed securities.

                              In choosing fixed income securities for the Fund, the Adviser attempts to reduce interest rate risk by maintaining a portfolio duration between one and four years and a dollar-weighted average portfolio life between one and five years, depending on market conditions. Duration is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. For example, the market price of a bond with a duration of two years should decline 2% if interest rates rise 1%. Conversely, the market price of the same bond should increase 2% if interest rates fall 1%. The market price of a bond with a duration of four years should increase or decline twice as much as the market price of a bond with a two-year duration.

                              When assessing a potential investment, the Adviser looks at a variety of factors, including the company's credit history and financial strength, the long-term economic trends of the industry or sector it belongs to, the company's management and whether there is sufficient equity value in the company.

PRINCIPAL INVESTMENT          The Fund's investments in fixed income securities
RISKS                         will be subject primarily to interest rate, credit
                              and, for mortgage-related securities, prepayment risk.

                              Prices of fixed income securities tend to move inversely with changes in interest rates. The most immediate effect of a rise in rates is usually a drop in the prices of such securities, and therefore in the Fund's share price as well. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. As a result, the value of your investment in the Fund will fluctuate and you could lose money by investing in the Fund.

                              The Fund's investments also are subject to credit risk, which is the risk that the issuer of the security will fail to make timely payments of interest or principal, or to otherwise honor its obligations. Credit risk includes the possibility that any of the Fund's investments will have its credit rating downgraded or will default.

                              Mortgage-related and asset-backed securities, which are derivative instruments, are subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. If the borrowers prepay some or all of the principal owed to the issuer much earlier than expected, the Fund may have to replace the security by investing the proceeds in a less attractive security which could reduce the Fund's share price or yield.

                              The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.

PERFORMANCE BAR CHART AND TABLE


The bar chart and table on this
page provide some indication of
the risks of investing in the
Limited Term Income Fund by
showing how the Fund has               YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
performed.
The bar chart shows how the            9.93%   8.09%   13.22%  4.85%   6.20%    0.42%  11.20%  4.28%   6.47%   6.48%
performance of the Fund's Class A      -----------------------------------------------------------------------------
shares has varied from year to         1989    '90     '91     '92     '93     '94     '95     '96     '97     '98
year. The table below compares
the performance of Class A and
Class I shares over time to that       The bar chart above does not reflect any applicable sales charges
of the Merrill Lynch 1-5 Year          which would reduce returns.
Government/Corporate Bond Index,
a recognized, unmanaged index of       ---------------------------------------------------
short-term U.S. Government and         Best quarter     Q2     1989     +4.55%
corporate bonds. Both the bar          Worst quarter    Q1     1994     -1.34%
chart and the table assume the         ---------------------------------------------------
reinvestment of dividends and
distributions. Class B shares had
not been offered for a full
calendar year. Of course, past
performance does not indicate how
the Fund will perform in the
future.



                             AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)
                             Inception Date Past Year  Past 5 Years  Past 10 Years  Since Inception

Class A

(with sales charge imposed)  9/1/82*        3.28%      4.84%         6.61%          7.69%
Class I                      10/3/97        6.86%      N/A           N/A            6.66%

MERRILL LYNCH 1-5 YEAR
GOV'T/CORP BOND INDEX        8/31/82        7.68%      6.28%         8.18%          7.65%


-------------------------
*    The Limited Term Income Fund commenced operations on 3/28/94 through a transfer of assets from collective trust fund accounts managed by the
     Adviser, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes the performance of these trust accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The trust accounts were not registered with the SEC and were not subject to the investment restrictions imposed by law on registered mutual funds. If these trust accounts had been registered, their returns may have been lower.

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Limited Term Income Fund,    Transaction
you will pay certain fees and       Fees (fees
expenses, which are described in    paid by you              CLASS          CLASS         CLASS
the tables. Shareholder             directly)                A SHARES       B SHARES      I SHARES
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out     Maximum sales
of Fund assets, and are reflected   charge (load)
in the share price.                 on purchases AS A %
                                    OF OFFERING PRICE        3.00%1         None          None
                                    -------------------------------------------------------------
                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .50%           .50%          .50%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .60%           .70%           .60%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4     1.35%          1.95%          1.10%

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

4 Other expenses have been restated for Class A and Class I to reflect current fees. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements that are or were in effect. Total expenses after fee waivers and expense reimbursements for each class were:
     Class A, 1.19%, Class B. 1.94%, and Class I, .94%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

EXPENSE EXAMPLE
                                                LIMITED TERM INCOME                 1           3           5           10
Use the example at right to help you            FUND                                Year       Years       Years       Years
compare the cost of investing in the            CLASS A SHARES                     $433        $715        $1,017      $1,875
Fund with the cost of investing in              ------------------------------------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $598        $912        $1,252      $2,044
would pay, assuming the following:
                                                Assuming no Redemption             $198        $612        $1,052      $2,044
   o $10,000 investment                         -----------------------------------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $112        $350        $  606      $1,340
   o no changes in the Fund's                   -----------------------------------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND EXPENSES

LIMITED TERM U.S. GOVERNMENT FUND
TICKER SYMBOLS:
CLASS A - ILGAX
CLASS B - ILGBX
CLASS I - ILGIX

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with high
                              current income without assuming undue risk.

PRINCIPAL INVESTMENT          The Fund invests in securities issued or
STRATEGIES                    guaranteed as to payment of principal and interest
                              by the U.S. Government, its agencies or
                              instrumentalities, and enters into repurchase agreements in respect of such securities.

                              In choosing U.S. Government securities for the Fund, the Adviser follows a controlled duration strategy which limits how much the Fund's portfolio duration will differ from its benchmark--the Merrill Lynch 1-5 Year Government Bond Index. Typically, the Fund will have a portfolio duration between one and four years and a dollar weighted average portfolio life between one and five years, depending on market conditions. Duration is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. For example, the market price of a bond with a duration of three years should decline 3% if interest rates rise 1%. Conversely, the market price of the same bond should increase 3% if interest rates fall 1%. The market price of a bond with a duration of six years should increase or decline twice as much as the market price of a bond with a three-year duration.

PRINCIPAL INVESTMENT          Prices of U.S. Government securities tend to move
RISKS                         inversely with changes in interest rates. The most
                              immediate effect of a rise in rates is usually a drop in the prices of such securities, and therefore in the Fund's share price as well.
                              Interest rate risk is T usually greater for fixed-income securities with longer maturities or durations. A security backed by the U.S.
                              Government is guaranteed only as to timely payment of interest and principal when held to maturity.
                              Neither the market value of such securities nor the Fund's share price is guaranteed. As a result, the value of your investment in the Fund will fluctuate and you could lose money by investing in the Fund.

PERFORMANCE BAR CHART AND TABLE


The bar chart and table on this
page provide some indication of          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
the risks of investing in the
Limited Term U.S. Government Fund
by showing how the Fund has performed.
The bar chart shows how the
performance of the Fund's Class A         11.09%  8.11%   12.70%  5.51%   7.04%   -1.02%  10.88%  2.69%   6.18%   6.69%
shares has varied from year to            -----------------------------------------------------------------------------
                                          1989    '90     '91     '92     '93     '94     '95     '96     '97     '98
year. The table below compares
the performance of Class A shares
over time to that of the Merrill
Lynch 1-5 Year Government Bond           The bar chart above does not reflect any applicable sales charges
Index, a recognized, unmanaged           which would reduce returns.
index of short-term U.S.
Government securities. Both the
bar chart and the table assume           -------------------------------------------------
the reinvestment of dividends and        Best quarter   Q2     1989  + 5.65%
distributions. Class B and Class         Worst quarter  Q1     1992  - 1.41%
I shares had not been offered for        -------------------------------------------------
a full calendar year. Of course,
past performance does not
indicate how the Fund will
perform in the future.


                             AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)
                             Inception Date Past Year  Past 5 Years  Past 10 Years  Since Inception

Class A
(with sales charge imposed)  12/31/86*      3.52%      4.37%         6.59%

MERRILL LYNCH 1-5 YEAR                      7.67%      6.20%         7.87%
GOV'T BOND INDEX

* The Limited Term U.S. Government Fund commenced operations on 2/28/97 through a transfer of assets from collective trust fund accounts managed by the Adviser, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes the performance of these trust accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The trust accounts were not registered with the SEC and were not subject to the investment restrictions imposed by law on registered mutual funds. If these trust accounts had been registered, their returns may have been lower.


FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Limited Term U.S.            Transaction
Government Fund, you will pay       Fees (fees
certain fees and expenses, which    paid by you              CLASS          CLASS         CLASS
are described in the tables.        directly)                A SHARES       B SHARES      I SHARES
Shareholder transaction fees are
paid from your account. Annual
Fund operating expenses are paid    Maximum sales
out of Fund assets, and are         charge (load)
reflected in the share price.       on purchases AS A %
                                    OF OFFERING PRICE        3.00%1         None          None
                                    -------------------------------------------------------------
                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .50%           .50%          .50%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .79%           .75%           .65%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4     1.54%          2.00%          1.15%

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

4 Other expenses for Class I are based on estimated amounts for the current fiscal year. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements that are or were in effect. Total expenses after fee waivers and expense reimbursements for each class were:
     Class A, 1.02%, Class B. 1.97%, and Class I, .69%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

EXPENSE EXAMPLE
                                                LIMITED TERM U.S.                   1           3           5           10
Use the example at right to help you            GOVERNMENT FUND                     Year       Years       Years       Years
compare the cost of investing in the            CLASS A SHARES                     $452        $772        $1,114      $2,079
Fund with the cost of investing in              ------------------------------------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $603        $927        $1,278      $2,152
would pay, assuming the following:
                                                Assuming no Redemption             $203        $627        $1,078      $2,152
   o $10,000 investment                         -----------------------------------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $117        $365        $  633      $1,398
   o no changes in the Fund's                   -----------------------------------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

                              TAX-EXEMPT FIXED INCOME FUNDS--These Funds seek
                                   tax-exempt income and invest primarily in Municipal Obligations which are exempt from Federal and, in the case of the Tennessee Funds, Tennessee income taxes.

WHO MAY WANT TO               Consider investing in these Funds if you are:
INVEST?

                              ! looking to reduce Federal or Tennessee taxes on investment income
                              !    seeking monthly Federal or Tennessee
                                   tax-exempt dividends
                              ! willing to accept the risks of price and dividend fluctuations

                              These Funds may not be appropriate if you are:


                              ! investing through a tax-exempt retirement plan
                              ! uncomfortable with an investment that will fluctuate in value

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

TENNESSEE TAX-EXEMPT FUND
TICKER SYMBOLS:
CLASS A - ITNAX
CLASS B - ITNBX
CLASS I - ITNIX

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with current
                              income exempt from Federal and Tennessee income taxes without assuming undue risk.

PRINCIPAL INVESTMENT          The Fund normally invests substantially all of its
STRATEGIES                    assets in municipal obligations of the State of
                              Tennessee, its political subdivisions, authorities and corporations, that provide income exempt from Federal and Tennessee personal income taxes.

                              The average dollar-weighted credit rating of the municipal obligations held by the Fund will be at least A-. To further limit credit risk, the Fund invests only in investment grade municipal obligations or the unrated equivalent as determined by the Adviser. The Adviser evaluates municipal obligations based on credit quality, financial outlook and yield potential. Although the Fund concentrates its assets in Tennessee municipal obligations, the Adviser strives to diversify the portfolio across sectors and issuers within Tennessee. The Fund may purchase securities of any maturity. Generally, the average maturity of the Fund's investments is primarily between six and ten years.

PRINCIPAL INVESTMENT          The Fund's investments in municipal obligations
RISKS                         will be subject primarily to interest rate and
                              credit risk.

                              Prices of municipal obligations tend to move inversely with changes in interest rates. The most immediate effect of a rise in rates is usually a drop in the prices of such securities, and therefore in the Fund's share price as well. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to replace such called security with a lower yielding security. If that were to happen, it could decrease the Fund's dividends. As a result, the value of your investment in the Fund will fluctuate and you could lose money by investing in the Fund.

                              The Fund's investments also are subject to credit risk, which is the risk that the issuer of the security will fail to make timely payments of interest or principal, or to otherwise honor its obligations. Credit risk includes the possibility that any of the Fund's investments will have its credit rating downgraded or will default.

                              Because of the Fund's concentration in Tennessee municipal obligations, the Fund will be vulnerable to any development in Tennessee's economy that weakens or jeopardizes the ability of Tennessee municipal obligation issuers to pay interest and principal. As a result, the value of the Fund's shares may fluctuate more widely than those of a fund investing in municipal obligations from a number of different states.

                              Although the Fund's objective is to generate income exempt from Federal and Tennessee income taxes, interest from some of the Fund's holdings may be subject to the Federal alternative minimum tax.

                              The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.

PERFORMANCE BAR CHART AND TABLE


The bar chart and table on       Year-by-Year Total Returns as of 12/31 for Class A Shares
this page provide some
indication of  the risks         7.75%   5.67%   9.31%   5.46%   10.25%  -8.57%  13.39%  1.39%   7.13%   4.25%
of investing in the              -----------------------------------------------------------------------------
Tennessee Tax-Exempt Fund        1989    '90     '91     '92     '93     '94     '95     '96     '97     '98
by showing how the Fund
has performed. The bar
chart shows how the              The bar chart above does not reflect any
performance of the Fund's        applicable sales charges  which would
Class A shares has varied        reduce returns.
from year to year. The table     --------------------------------------------------
below compares the               Best quarter:     Q1    1995     +5.91%
performance of Class             Worth quarter:    Q1    1994     -8.12%
A and Class I shares over
time to that of the Lehman
Brothers Municipal 10-Year
Index, a recognized, unmanaged
index of investment grade
municipal obligations. Both
the bar chart and the table
assume the reinvestment of
dividends and distributions.
Class B shares had not been
offered for a full calendar
year. Of course, past
performance does not indicate
how the Fund will perform in
the future.




                                   AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)
                                   Inception          Past           Past 5             Past 10            Since
                                    Date              Year           Years              Years              Inception
Class A
(with sales charge imposed)        12/31/80*          1.18%          2.63%              5.11%              N/A
Class I                            10/3/97            4.52%          N/A                N/A                5.58%

LEHMAN BROTHERS MUNICIPAL          9/30/97            6.11%          6.22%              8.26%              7.59%
10-YEAR INDEX

* The Tennessee Tax-Exempt Fund commenced operations on 3/28/94 through a transfer of assets from collective trust fund accounts managed by the Adviser, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes the performance of these trust accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The trust accounts were not registered with the SEC and were not subject to the investment restrictions imposed by law on registered mutual funds. If these trust accounts had been registered, their returns may have been lower.


FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Tennessee Tax-Exempt Fund,   Transaction
you will pay certain fees and       Fees (fees
expenses, which are described in    paid by you              CLASS          CLASS         CLASS
the tables. Shareholder             directly                 A SHARES       B SHARES      I SHARES
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out     Maximum sales
of Fund assets, and are reflected   charge (load)
in the share price.                 on purchases AS A %
                                    OF OFFERING PRICE        3.00%1         None          None
                                    -------------------------------------------------------------

                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .50%           .50%          .50%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .60%           .70%           .60%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4     1.35%          1.95%          1.10%

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.


4 Other expenses have been restated for Class A and Class I to reflect current fees. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements that are or were in effect. Total expenses after fee waivers and expense reimbursements were: Class A, 1.20%;
     and Class I, .95%. There was no fee waiver or expense reimbursement for Class B. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.



EXPENSE EXAMPLE
                                                TENNESSEE TAX-EXEMPT                1           3           5           10
Use the example at right to help you            FUND                                Year       Years       Years       Years
compare the cost of investing in the            CLASS A SHARES                     $433        $715        $1,017      $1,875
Fund with the cost of investing in              ------------------------------------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $598        $912        $1,252      $2,044
would pay, assuming the following:
                                                Assuming no Redemption             $198        $612        $1,052      $2,044
   o $10,000 investment                         -----------------------------------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $112        $350        $  606      $1,340
   o no changes in the Fund's                   -----------------------------------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

MUNICIPAL INCOME FUND
TICKER SYMBOLS:
CLASS A - IMIAX
CLASS B - IMIBX
CLASS I - IMIIX

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with current
                              income exempt from Federal income tax.

PRINCIPAL INVESTMENT          The Fund normally invests substantially all of its
STRATEGIES                    assets in municipal obligations that provide
                              income exempt from Federal income tax. Municipal obligations are debt obligations issued by states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities. The Fund invests in investment grade municipal obligations or the unrated equivalent as determined by the Adviser. The
                              Adviser evaluates municipal obligations based on credit quality, financial outlook and yield potential, and seeks to diversify the Fund's investments across several different states, sectors and issuers. The Fund may purchase securities of any maturity. Generally, the average maturity of the Fund's investments is primarily between one and five and six and ten years.

PRINCIPAL INVESTMENT          The Fund's investments in municipal obligations
RISKS                         will be subject primarily to interest rate and
                              credit risk. Prices of municipal obligations tend to move inversely with changes in interest rates.
                              The most immediate effect of a rise in rates is usually a drop in the prices of such securities, and therefore in the Fund's share price as well.
                              Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to replace such called security with a lower yielding security. If that were to happen, it could decrease the Fund's dividends. As a result, the value of your investment in the Fund will fluctuate and you could lose money by investing in the Fund.

                              The Fund's investments also are subject to credit risk, which is the risk that the issuer of the security will fail to make timely payments of interest or principal, or to otherwise honor its obligations. Credit risk includes the possibility that any of the Fund's investments will have its credit rating downgraded or will default.

                              Although the Fund's objective is to generate income exempt from Federal income tax, interest from some of the Fund's holdings may be subject to the Federal alternative minimum tax.

PERFORMANCE BAR CHART AND TABLE


The bar chart and table on this          Year-by-Year Total Returns as of 12/31 for Class A Shares
page provide some indication of
the risks of investing in the
Municipal Income Fund by showing          12.75%  -6.83%  16.80%  3.62%   7.77%   5.33%
how the Fund has performed. The           -------------------------------------------------
bar chart shows how the performance        1993     '94     '95     '96     '97     '98
of the Fund's Class A shares has
varied from year to year.
The table below compares the             ---------------------------------------------
performance of Class A shares            Best quarter:    Q1    1995    +7.67%
over time to that of the Lehman          Worst quarter:   Q1    1994    -5.79%
Brothers Municipal Bond Index,           ---------------------------------------------
a recognized, unmanaged index
of investment grade municipal
obligations. Both the bar chart
and the table assume the
reinvestment of dividends and
distributions. Class B and
Class I shares had not been
offered for a full calendar
year. Of course, past
performance does not indicate
how the Fund will perform
in the future.



                                   AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)
                                   Inception          Past           Past 5             Past 10            Since
                                    Date              Year           Years              Years              Inception
Class A
(with sales charge imposed)        12/29/92           2.14%          4.43%              N/A                5.75%

LEHMAN BROTHERS MUNICIPAL          12/01/92           5.84%          6.10%              N/A                7.29%
BOND INDEX

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Municipal Income Fund,       Transaction
you will pay certain fees and       Fees (fees
expenses, which are described in    paid by you              CLASS          CLASS         CLASS
the tables. Shareholder             directly)                A SHARES       B SHARES      I SHARES
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out     Maximum sales
of Fund assets, and are reflected   charge (load)
in the share price.                 on purchases AS A %
                                    OF OFFERING PRICE        3.00%1         None          None
                                    -------------------------------------------------------------
                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .60%           .60%          .60%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .56%           .66%           .56%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4     1.41%          2.01%          1.16%

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.


4 Other expenses for Class B and Class I are based on estimated amounts for the current fiscal year, and have been restated for Class A to reflect current fees. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements that are or were in effect. Total expenses after fee waivers and expense reimbursements were: Class A, .91%;
     and Class I, .90%. There was no fee waiver or expense reimbursement for Class B. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.



EXPENSE EXAMPLE
                                                MUNICIPAL INCOME FUND               1           3           5           10
Use the example at right to help you                                                Year       Years       Years       Years
compare the cost of investing in the            CLASS A SHARES                     $439        $733        $1,048      $1,940
Fund with the cost of investing in              ------------------------------------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $604        $930        $1,283      $2,108
would pay, assuming the following:
                                                Assuming no Redemption             $204        $630        $1,083      $2,108
   o $10,000 investment                         -----------------------------------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $118        $368        $  638      $1,409
   o no changes in the Fund's                   -----------------------------------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND EXPENSES

LIMITED TERM TENNESSEE TAX-EXEMPT FUND
TICKER SYMBOLS:
CLASS A - ILTAX
CLASS B - ILTBX
CLASS I - N/A

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with current
                              income exempt from Federal and Tennessee income taxes without assuming undue risk.

PRINCIPAL INVESTMENT          The Fund normally invests substantially all of its
STRATEGIES                    assets in municipal obligations of the State of
                              Tennessee, its political subdivisions, authorities and corporations, that provide income exempt from Federal and Tennessee personal income taxes.

                              In choosing municipal obligations for the Fund, the Adviser attempts to reduce interest rate risk by maintaining a portfolio duration of under five years and an effective average portfolio maturity between three and five years, depending on market conditions. Duration is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. For example, the market price of a bond with a duration of three years should decline 3% if interest rates rise 1%. Conversely, the market price of the same bond should increase 3% if interest rates fall 1%. The market price of a bond with a duration of six years should increase or decline twice as much as the market price of a bond with a three-year duration.

                              The average dollar-weighted credit rating of the municipal obligations held by the Fund will be at least A-. To further limit credit risk, the Fund invests only in investment grade municipal obligations or the unrated equivalent as determined by the Adviser. The Adviser evaluates municipal obligations based on credit quality, financial outlook and yield potential. Although the Fund concentrates its assets in Tennessee municipal obligations, the Adviser strives to diversify the portfolio across sectors and issuers within Tennessee.

PRINCIPAL INVESTMENT          The Fund's investments in municipal obligations
RISKS                         will be subject primarily to interest rate and
                              credit risk.

                              Prices of municipal obligations tend to move inversely with changes in interest rates. The most immediate effect of a rise in rates is usually a drop in the prices of such securities, and therefore in the Fund's share price as well. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to replace such called security with a lower yielding security. If that were to happen, it could decrease the Fund's dividends. As a result, the value of your investment in the Fund will fluctuate and you could lose money by investing in the Fund.

                              The Fund's investments also are subject to credit risk, which is the risk that the issuer of the security will fail to make timely payments of interest or principal, or to otherwise honor its obligations. Credit risk includes the possibility that any of the Fund's investments will have its credit rating downgraded or will default.

                              Because of the Fund's concentration in Tennessee municipal obligations, the Fund will be vulnerable to any development in Tennessee's economy that weakens or jeopardizes the ability of Tennessee municipal obligation issuers to pay interest and principal. As a result, the value of the Fund's shares may fluctuate more widely than those of a fund investing in municipal obligations from a number of different states.

                              Although the Fund's objective is to generate income exempt from Federal and Tennessee income taxes, interest from some of the Fund's holdings may be subject to the Federal alternative minimum tax.

                              The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.

PERFORMANCE BAR CHART AND TABLE


The bar chart and table on           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
this page provide some
indication of the risks of          7.16%   6.13%   8.14%   4.61%   6.38%   -2.62%  8.40%   2.17%   5.42%   3.76%
investing in the Limited            -----------------------------------------------------------------------------
Term Tennessee Tax-Exempt           1989    '90     '91     '92     '93     '94     '95     '96     '97     '98
Fund by showing how the
Fund has performed. The bar
chart shows how the performance
of the Fund's Class A shares
has varied from year to year.
The table below compares the
performance of Class A shares
over time to that of the
Lehman Brothers Municipal
1-5 Year Index, a
recognized, unmanaged index
of investment grade municipal
obligations.  Both the bar
chart and the table assume
the reinvestment of dividends
and distributions. Class B
and Class I shares had not
been offered for a full
calendar year. Of course,
past performance does not
indicate how the Fund will
perform in the future.



                                   AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 1998)
                                   Inception          Past           Past 5             Past 10
                                    Date              Year           Years              Years
Class A
(with sales charge imposed)        12/31/86*          .68%           2.74%              4.58%

LEHMAN BROTHERS MUNICIPAL                             5.84%          5.28%              7.08%
1-5 YEAR INDEX

* The Limited Term Tennessee Tax-Exempt Fund commenced operations on 2/28/97 through a transfer of assets from collective trust fund accounts managed by the Adviser, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes the performance of these trust accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The trust accounts were not registered with the SEC and were not subject to the investment restrictions imposed by law on registered mutual funds. If these trust accounts had been registered, their returns may have been lower.

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Limited Term Tennessee,      Transaction
Tax-Exempt Fund, you will pay       Fees (fees
certain fees and expenses, which    paid by you              CLASS          CLASS         CLASS
are described in the tables.        directly)                A SHARES       B SHARES      I SHARES
Shareholder transaction fees
are paid from your account.
Annual Fund operating expenses
are paid out of Fund assets,        Maximum sales
are and reflected in the sahre      charge (load)
price.                              on purchases AS A %
                                    OF OFFERING PRICE        3.00%1         None          None
                                    -------------------------------------------------------------

                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .50%           .50%          .50%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .92%          1.02%           .92%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4     1.67%          2.27%          1.42%

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.


4 Other expenses for Class I are based on estimated amounts for the current fiscal year, and have been restated for Class A to reflect current fees.
     The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements that are or were in effect. Total expenses after fee waivers and expense reimbursements were: Class A, 1.05%; and Class B, 2.05%. There was no fee waiver or expense reimbursement for Class I. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.


EXPENSE EXAMPLE
                                                LIMITED TERM TENNESSEE              1           3             5           10
Use the example at right to help you            TAX-EXEMPT FUND                     Year       Years         Years       Years
compare the cost of investing in the            CLASS A SHARES                     $465        $  811        $1,180      $2,217
Fund with the cost of investing in              --------------------------------------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $630        $1,009        $1,415      $2,381
would pay, assuming the following:
                                                Assuming no Redemption             $223        $  709        $1,215      $2,381
   o $10,000 investment                         -------------------------------------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $137        $  449        $  776      $1,702
   o no changes in the Fund's                   -------------------------------------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

                              STRATEGIC PORTFOLIOS--These Funds are "fund of
                                   funds" which will invest substantially all of their assets in Institutional Shares (Class
                                   I) of the Funds (Underlying Funds) as
                                   described herein.



WHO MAY WANT TO               Consider investing in these Funds if you are:
INVEST?
                              !    seeking to spread your investment among many
                                   different mutual funds that match your goals in one simple package
                              !    seeking investment professionals to select
                                   and maintain a portfolio of mutual funds for you
                              !    seeking the benefits of asset allocation and
                                   multiple levels of risk reducing
                                   diversification

                              These Funds may not be appropriate if you are:


                              !    pursuing a short-term goal or investing
                                   emergency reserves
                              ! uncomfortable with an investment that will fluctuate in value

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

AGGRESSIVE GROWTH PORTFOLIO
TICKER SYMBOLS:
CLASS A - N/A
CLASS B - N/A
CLASS I - N/A

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with OBJECTIVE
                              capital growth.

PRINCIPAL INVESTMENT          The Fund allocates its assets among the Underlying
STRATEGIES                    Funds within predetermined strategy ranges, as set
                              forth below. The Adviser will make allocation decisions according to its outlook for the economy, financial markets and relative market valuation of the Underlying Funds.


                              The Fund will invest 65% to 100% of its total assets in four Underlying Funds which invest primarily in equity securities and up to 30% of its total assets in one Underlying Fund which invests in money market instruments. The Fund will invest its assets in the following Underlying Funds within the strategy ranges (expressed as a percentage of the Fund's total assets) indicated below:


                              UNDERLYING FUND                    STRATEGY RANGE
                              ISG Large-Cap Equity Fund              30-50%
                              ISG Capital Growth Fund                25-45%
                              ISG Small-Cap Opportunity Fund          5-15%
                              ISG International Equity Fund           5-15%
                              ISG Prime Money Market Fund             0-30%

                              The Underlying Funds are described earlier in this Prospectus.

PRINCIPAL INVESTMENT          The Fund's investments are concentrated in the
RISKS                         Underlying Funds, so the Fund's investment
                              performance is directly related to the performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by such Underlying Funds. In addition, since the Fund must allocate its investments among the Underlying
                              Funds, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Underlying Fund's holdings.

                              The Fund invests in Underlying Funds that invest primarily in equity securities. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced.

PERFORMANCE BAR CHART AND TABLE

As of the date of this prospectus, the Fund had not completed a year of operations. Accordingly, no performance information is provided.

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Aggregive Growth Portfolio,  Transaction
you will pay certain fees and       Fees (fees
expenses, which are described in    paid by you              CLASS          CLASS         CLASS
the tables. Shareholder             directly)                A SHARES       B SHARES      I SHARES
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out     Maximum sales
of Fund assets, and are reflected   charge (load)
in the share price.                 on purchases AS A %
                                    OF OFFERING PRICE        4.75%1         None          None
                                    -------------------------------------------------------------

                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .20%           .20%          .20%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .54%           .64%           .54%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4      .99%          1.59%           .74%


--------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

4 Other expenses for each class are based on estimated amounts for the current fiscal year. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements in effect. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

In addition to the expenses shown above, if you buy and hold shares of the Aggressive Growth Portfolio you will indirectly bear your pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund invests, so that the investment returns of the Fund will be net of the expenses of the Underlying Funds. After combining the total operating expenses of the Fund with those of the Underlying Funds, the estimated average weighted expense ratio is as follows:

               AGGRESSIVE GROWTH PORTFOLIO

    Class A           Class B           Class I
     SHARES            SHARES            SHARES

     2.21%             2.81%             1.96%

EXPENSE EXAMPLE
                                                AGGRESSIVE GROWTH                   1           3
Use the example at right to help you            PORTFOLIO                           Year       Years
compare the cost of investing in the            CLASS A SHARES                     $688        $1,133
Fund with the cost of investing in              -----------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $684        $1,171
would pay, assuming the following:
                                                Assuming no Redemption             $284        $  871
   o $10,000 investment                         -----------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $199        $  615
   o no changes in the Fund's                   -----------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

GROWTH PORTFOLIO
TICKER SYMBOLS:
CLASS A - N/A
CLASS B - N/A
CLASS I - N/A

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with long-term
                              capital growth.

PRINCIPAL INVESTMENT          The Fund allocates its assets among the Underlying
STRATEGIES                    Funds within predetermined strategy ranges, as set
                              forth below. The Adviser will make allocation decisions according to its outlook for the economy, financial markets and relative market valuation of the Underlying Funds.


                              The Fund will invest 65% to 90% of its total assets in five Underlying Funds which invest primarily in equity securities, 10% to 20% of its total assets in one Underlying Fund which invests primarily in fixed income securities and up to 20% of its total assets in one Underlying Fund which invests in money market instruments. The Fund will invest its assets in the following Underlying Funds within the strategy ranges (expressed as a percentage of the Fund's total assets) indicated below:


                              UNDERLYING FUND                   STRATEGY RANGE
                              ISG Large-Cap Equity Fund             15-30%
                              ISG Capital Growth Fund               15-30%
                              ISG Equity Income Fund                15-25%
                              ISG Small-Cap Opportunity Fund         5-10%
                              ISG International Equity Fund          5-10%
                              ISG Income Fund                       10-20%
                              ISG Prime Money Market Fund            0-20%

                              The Underlying Funds are described earlier in this Prospectus.

PRINCIPAL INVESTMENT          The Fund's investments are concentrated in the
RISKS                         Underlying Funds, so the Fund's investment
                              performance is directly related to the performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by such Underlying Funds. In addition, since the Fund must allocate its investments among the Underlying
                              Funds, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Underlying Fund's holdings.

                              The Fund invests in Underlying Funds that invest primarily in equity securities. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced.


PERFORMANCE BAR CHART AND TABLE

As of the date of this prospectus, the Fund had not completed a year of operations. Accordingly, no performance information is provided.

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Growth Portfolio             Transaction
you will pay certain fees           Fees (fees
and expenses, which are described   paid by you              CLASS          CLASS         CLASS
in the tables. Shareholder          directly)                A SHARES       B SHARES      I SHARES
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out     Maximum sales
of Fund assets, and are reflected   charge (load)
in the share price.                 on purchases AS A %
                                    OF OFFERING PRICE        4.75%1         None          None
                                    -------------------------------------------------------------

                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .20%           .20%          .20%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .54%           .64%           .54%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4      .99%          1.59%           .74%

--------------------

1    Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

4 Other expenses for each class are based on estimated amounts for the current fiscal year. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements in effect. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

In addition to the expenses shown above, if you buy and hold shares of the Growth & Income Portfolio you will indirectly bear your pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund invests, so that the investment returns of the Fund will be net of the expenses of the Underlying Funds. After combining the total operating expenses of the Fund with those of the Underlying Funds, the estimated average weighted expense ratio is as follows:


               GROWTH PORTFOLIO

    Class A           Class B           Class I
     SHARES            SHARES            SHARES

     2.23%             2.83%             1.98%


EXPENSE EXAMPLE
                                                GROWTH PORTFOLIO                    1           3
Use the example at right to help you                                                Year       Years
compare the cost of investing in the            CLASS A SHARES                     $690        $1,139
Fund with the cost of investing in              ----------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $686        $1,177
would pay, assuming the following:
                                                Assuming no Redemption             $286        $  877
   o $10,000 investment                         ----------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $201        $  621
   o no changes in the Fund's                   ----------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

GROWTH & INCOME PORTFOLIO
TICKER SYMBOLS:
CLASS A - N/A
CLASS B - N/A
CLASS I - N/A

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with long-term
                              capital growth and a moderate level of current income.

PRINCIPAL INVESTMENT          The Fund allocates its assets among the Underlying
STRATEGIES                    Funds within predetermined strategy ranges, as set
                              forth below. The Adviser will make allocation decisions according to its outlook for the economy, financial markets and relative market valuation of the Underlying Funds.


                              The Fund will invest 45% to 75% of its total assets in three Underlying Funds which invest primarily in equity securities, 25% to 45% of its total assets in two Underlying Funds which invest primarily in fixed income securities and up to 20% of its total assets in one Underlying Fund which invests in money market instruments. The Fund will invest its assets in the following Underlying Funds within the strategy ranges (expressed as a percentage of the Fund's total assets) indicated below:



                              UNDERLYING FUND                  STRATEGY RANGE

                               ISG Large-Cap Equity Fund             15-25%
                               ISG Capital Growth Fund               15-25%
                               ISG Equity Income Fund                15-25%
                               ISG Income Fund                       15-25%
                               ISG Limited Term Income Fund          10-20%
                               ISG Prime Money Market Fund            0-20%

                              The Underlying Funds are described earlier in this Prospectus.

PRINCIPAL INVESTMENT          The Fund's investments are concentrated in the
                              Underlying Funds, so the Fund's investment performance is directly related to the performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by such Underlying Funds. In addition, since the Fund must allocate its investments among the Underlying
                              Funds, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Underlying Fund's holdings.

                              The Fund invests in Underlying Funds that invest primarily in equity securities. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced.

                              The Fund also invests in Underlying Funds that invest primarily in fixed income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.


PERFORMANCE BAR CHART AND TABLE

As of the date of this prospectus, the Fund had not completed a year of operations. Accordingly, no performance information is provided.

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Growth & Income Portfolio,   Transaction
you will pay certain fees           Fees (fees
and expenses, which are described   paid by you              CLASS          CLASS         CLASS
in the tables. Shareholder          directly)                A SHARES       B SHARES      I SHARES
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out     Maximum sales
of Fund assets, and are reflected   charge (load)
in the share price.                 on purchases AS A %
                                    OF OFFERING PRICE        4.75%1         None          None
                                    -------------------------------------------------------------

                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .20%           .20%          .20%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .54%           .64%           .54%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4      .99%          1.59%           .74%

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

4 Other expenses for each class are based on estimated amounts for the current fiscal year. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements in effect. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.


In addition to the expenses shown above, if you buy and hold shares of the Growth & Income Portfolio you will indirectly bear your pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund invests, so that the investment returns of the Fund will be net of the expenses of the Underlying Funds. After combining the total operating expenses of the Fund with those of the Underlying Funds, the estimated average weighted expense ratio is as follows:

               GROWTH & INCOME PORTFOLIO

    Class A           Class B           Class I
     SHARES            SHARES            SHARES

     2.15%             2.75%             1.90%


EXPENSE EXAMPLE
                                                GROWTH & INCOME                     1           3
Use the example at right to help you            PORTFOLIO                           Year       Years
compare the cost of investing in the            CLASS A SHARES                     $683        $1,116
Fund with the cost of investing in              ----------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $678        $1,153
would pay, assuming the following:
                                                Assuming no Redemption             $278        $  853
   o $10,000 investment                         ----------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $193        $  597
   o no changes in the Fund's                   ----------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

MODERATE GROWTH & INCOME PORTFOLIO
TICKER SYMBOLS:
CLASS A - N/A
CLASS B - N/A
CLASS I - N/A

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with current
                              income and a moderate level of capital growth.

PRINCIPAL INVESTMENT          The Fund allocates its assets among the Underlying
STRATEGIES                    Funds within predetermined strategy ranges, as set
                              forth below. The Adviser will make allocation decisions according to its outlook for the economy, financial markets and relative market valuation of the Underlying Funds.


                              The Fund will invest 15% to 45% of its total assets in three Underlying Funds which invest primarily in equity securities, 45% to 85% of its total assets in two Underlying Funds which invest primarily in fixed income securities and up to 20% of its total assets in one Underlying Fund which invests in money market instruments. The Fund will invest its assets in the following Underlying Funds within the strategy ranges (expressed as a percentage of the Fund's total assets) indicated below:


                              UNDERLYING FUND                   STRATEGY RANGE

                              ISG Limited Term Income Fund            25-45%
                              ISG Income Fund                         20-40%
                              ISG Large-Cap Equity Fund                5-15%
                              ISG Capital Growth Fund                  5-15%
                              ISG Equity Income Fund                   5-15%
                              ISG Prime Money Market Fund              0-20%

                              The Underlying Funds are described earlier in this Prospectus.

PRINCIPAL INVESTMENT          The Fund's investments are concentrated in the
RISKS                         Underlying Funds, so the Fund's investment
                              performance is directly related to the performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by such Underlying Funds. In addition, since the Fund must allocate its investments among the Underlying
                              Funds, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Underlying Fund's holdings.

                              The Fund invests in Underlying Funds that invest primarily in fixed income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.

                              The Fund also invests in Underlying Funds that invest primarily in equity securities. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced.

PERFORMANCE BAR CHART AND TABLE

As of the date of this prospectus, the Fund had not completed a year of operations. Accordingly, no performance information is provided.

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Moderate Growth & Income     Transaction
Portfolio, you will pay certain     Fees (fees
fees and expenses, which are        paid by you              CLASS          CLASS         CLASS
described in the tables.            directly)                A SHARES       B SHARES      I SHARES
Shareholder transaction fees
are paid from your account.
Annual Fund operating expenses      Maximum sales
are paid out of Fund assets, and    charge (load)
are reflected in the share price.   on purchases AS A %
                                    OF OFFERING PRICE        4.75%1         None          None
                                    -------------------------------------------------------------

                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .20%           .20%          .20%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .54%           .64%           .54%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4      .99%          1.59%           .74%

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived.

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

4 Other expenses for each class are based on estimated amounts for the current fiscal year. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements in effect. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

In addition to the expenses shown above, if you buy and hold shares of the Growth & Income Portfolio you will indirectly bear your pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund invests, so that the investment returns of the Fund will be net of the expenses of the Underlying Funds. After combining the total operating expenses of the Fund with those of the Underlying Funds, the estimated average weighted expense ratio is as follows:

               MODERATE GROWTH & INCOME PORTFOLIO

    Class A           Class B           Class I
     SHARES            SHARES            SHARES

     2.11%             2.71%             1.86%


EXPENSE EXAMPLE
                                                MODERATE GROWTH &                   1           3
Use the example at right to help you            INCOME PORTFOLIO                    Year       Years
compare the cost of investing in the            CLASS A SHARES                     $679        $1,104
Fund with the cost of investing in              ----------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $674        $1,141
would pay, assuming the following:
                                                Assuming no Redemption             $274        $  841
   o $10,000 investment                         ----------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $189        $  585
   o no changes in the Fund's                   ----------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND  EXPENSES

CURRENT INCOME PORTFOLIO
TICKER SYMBOLS:
CLASS A - N/A
CLASS B - N/A
CLASS I - N/A

INVESTMENT OBJECTIVE          The Fund seeks to provide investors with current
                              income.

PRINCIPAL INVESTMENT          The Fund allocates its assets among the Underlying
STRATEGIES                    Funds within predetermined strategy ranges, as set
                              forth below. The Adviser will make allocation decisions according to its outlook for the economy, financial markets and relative market valuation of the Underlying Funds.


                              The Fund will invest 75% to 100% of its total assets in two Underlying Funds which invest primarily in fixed income securities and up to 30% of its total assets in one Underlying Fund which invests in money market instruments. The Fund will invest its assets in the following Underlying Funds within the strategy ranges (expressed as a percentage of the Fund's total assets) indicated below:


                              UNDERLYING FUND                  STRATEGY RANGE

                              ISG Limited Term Income Fund           40-60%
                              ISG Income Fund                        35-55%
                              ISG Prime Money Market Fund             0-30%

                              The Underlying Funds are described earlier in this Prospectus.

PRINCIPAL INVESTMENT          The Fund's investments are concentrated in the
RISKS                         Underlying Funds, so the Fund's investment
                              performance is directly related to the performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by such Underlying Funds. In addition, since the Fund must allocate its investments among the Underlying
                              Funds, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Underlying Fund's holdings.

                              The Fund invests in Underlying Funds that invest primarily in fixed income securities, which are subject to interest rate, credit and prepayment risk.

                              Prices of fixed income securities tend to move inversely with changes in interest rates. The most immediate effect of a rise in rates is usually a drop in the prices of such securities, and therefore in the Underlying Fund's share price as well. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. To the extent the Underlying Funds maintain a comparatively long duration, their share prices will react more to interest rate movements.

                              The Underlying Funds' investments also are subject to credit risk, which is the risk that the issuer of the security will fail to make timely payments of interest or principal, or to otherwise honor its obligations. Credit risk includes the possibility that any of the Underlying Funds' investments will have its credit rating downgraded or will default.

                              Mortgage-related and asset-backed securities, which are derivative instruments, are subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. If the borrowers prepay some or all of the principal owed to the issuer much earlier than expected, the Underlying Fund may have to replace the security by investing the proceeds in a less attractive security which could reduce the Underlying Fund's share price or yield.

PERFORMANCE BAR CHART AND TABLE

As of the date of this prospectus, the Fund had not completed a year of operations. Accordingly, no performance information is provided.

FEES AND EXPENSES

If you purchase and hold shares     Shareholder
of the Current Income               Transaction
Portfolio, you will pay certain     Fees (fees
fees and expenses, which are        paid by you              CLASS          CLASS         CLASS
described in the tables.            directly)                A SHARES       B SHARES      I SHARES
Shareholder transaction fees
are paid from your account.
Annual Fund operating expenses      Maximum sales
are paid out of Fund assets, and    charge (load)
are reflected in the share price.   on purchases AS A %
                                    OF OFFERING PRICE        3.00%1         None          None
                                    -------------------------------------------------------------

                                    Maximum deferred
                                    sales charge (CDSC)      None2          4.00%3        None
                                    AS A % OF LOWER OF
                                    PURCHASE OR SALE PRICE

                                    Annual Fund
                                    Operating
                                    Expenses                 Class          Class         Class
                                    (fees paid from          A SHARES       B SHARES      I Shares
                                    Fund assets)
                                    -------------------------------------------------------------
                                    Management Fee           .20%           .20%          .20%
                                    -------------------------------------------------------------
                                    Distribution (12b-1)
                                    Fee                      .25%           .75%           None
                                    -------------------------------------------------------------
                                    Other Expenses           .54%           .64%           .54%
                                    -------------------------------------------------------------
                                    Total Annual Fund
                                    Operating Expenses4      .99%          1.59%           .74%

--------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived

2 Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

3 The CDSC, which is charged if Class B shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

4 Other expenses for each class are based on estimated amounts for the current fiscal year. The expenses noted above do not reflect any fee waivers or expense reimbursement arrangements in effect. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

In addition to the expenses shown above, if you buy and hold shares of the Growth & Income Portfolio you will indirectly bear your pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund invests, so that the investment returns of the Fund will be net of the expenses of the Underlying Funds. After combining the total operating expenses of the Fund with those of the Underlying Funds, the estimated average weighted expense ratio is as follows:

               CURRENT INCOME PORTFOLIO

    Class A           Class B           Class I
     SHARES            SHARES            SHARES

     2.09%             2.69%             1.84%


EXPENSE EXAMPLE
                                                CURRENT INCOME PORTFOLIO            1           3
Use the example at right to help you                                                Year       Years
compare the cost of investing in the            CLASS A SHARES                     $506        $  935
Fund with the cost of investing in              ----------------------------------------------------
other mutual funds.  It illustrates the         CLASS B SHARES
amount of fees and expenses you                 Assuming Redemption                $672        $1,135
would pay, assuming the following:
                                                Assuming no Redemption             $272        $  835
   o $10,000 investment                         ----------------------------------------------------
   o 5% annual return                           CLASS I SHARES                     $187        $  579
   o no changes in the Fund's                   ----------------------------------------------------
     operating expenses
   o reinvestment of all dividends
     and distributions

Because actual returns and operating
expenses will be different, this
example is for comparison only.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

EQUITY FUNDS

INTERNATIONAL EQUITY FUND--The Fund will invest at least 65% of its total assets in equity securities of non-United States companies (i.e., incorporated or organized outside the United States). Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in the equity securities of companies within not less than three different countries (not including the United States).

Foreign securities held by the Fund may trade on days when the Fund does not calculate its NAV and thus affect the Fund's NAV on days when investors have no access to the Fund.

The Fund is not required to invest exclusively in common stocks or other equity securities, and, if deemed advisable, the Fund may invest, to a limited extent, in fixed income securities and money market instruments. The Fund will not invest in fixed income securities rated lower than A by a credit rating agency, such as Moody's, S&P, Fitch or Duff, or, if unrated, deemed to be of comparable quality by the Adviser.

The Fund may engage in foreign currency transactions to hedge the Fund's portfolio or increase returns. The Fund's success in these transactions will depend principally on the Sub-Adviser's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

The Fund also may engage in short-selling, which involves selling a security it does not own in anticipation of a decline in the market price of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it later in the market. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

SMALL-CAP OPPORTUNITY FUND--The Fund will invest at least 65% of its total assets in small-cap equity securities. The Fund also may invest in debt securities of domestic issuers rated no lower than investment grade (Baa/BBB) by a credit rating agency, or, if unrated, deemed to be of comparable quality by the Adviser.

MID-CAP FUND--The Fund will invest at least 65% of its total assets in mid-cap equity securities. The Fund may invest up to 20% of its total assets in securities of foreign issuers traded on the New York or American Stock Exchange or in the over-the-counter market in the form of depositary receipts, such as ADRs. The Fund also may invest in debt securities of domestic issuers rated no lower than investment grade (Baa/BBB) by a credit rating agency, or, if unrated, deemed to be of comparable quality by the Adviser.

Securities of foreign issuers (including ADRs) fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Foreign securities tend to be more volatile than U.S. securities because they include special risks such as exposure to currency fluctuations, a lack of comprehensive company information, potential instability, and differing auditing and legal standards.

CAPITAL GROWTH FUND--The Fund will invest at least 65% of its total assets in equity securities. The Fund also may invest in debt securities of domestic and foreign issuers when the Adviser believes that such securities offer opportunities for capital growth. The Fund may invest up to 10% of its total assets in foreign securities which are not publicly traded in the United States.


At least 65% of the Fund's total assets invested in debt securities must consist of debt securities which are rated no lower than investment grade (Baa/BBB) by a credit rating agency, or, if unrated, deemed to be of comparable quality by the Adviser. The remainder of such assets may be invested in debt securities which are rated no lower than Ba by Moody's and BB by S&P, Fitch and Duff or, if unrated, deemed to be of comparable quality by the Adviser. Debt securities rated Ba by Moody's and BB by S&P, Fitch and Duff are considered speculative grade debt (also known as junk bonds) and the payment of principal and interest may be affected at any time by adverse economic changes.


LARGE-CAP EQUITY FUND--The Fund will invest at least 70% of its total assets in equity securities. The Fund also may invest in debt securities of domestic issuers rated no lower than investment grade (Baa/BBB) by a credit rating agency, or, if unrated, deemed to be of comparable quality by the Adviser.

EQUITY INCOME FUND--The Fund will invest at least 65% of its total assets in dividend-paying equity securities. The Adviser anticipates investing from time to time approximately 25% of the Fund's total assets in convertible securities and preferred stock. The Fund also may invest in mortgage-related securities, including real estate investment trusts ("REITs"). The value of securities issued by REITs are affected by changes in the value of property in which the REIT invests, tax and regulatory requirements, and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status.


At least 65% of the Fund's total assets invested in debt securities must consist of debt securities which are rated no lower than investment grade (Baa/BBB) by a credit rating agency, or, if unrated, deemed to be of comparable quality by the Adviser. The remainder of such assets may be invested in debt securities which are rated no lower than Ba by Moody's and BB by S&P, Fitch and Duff or, if unrated, deemed to be of comparable quality by the Adviser. Debt securities rated Ba by Moody's and BB by S&P, Fitch and Duff are considered speculative grade debt (also known as junk bonds) and the payment of principal and interest may be affected at any time by adverse economic changes.


APPLICABLE TO ALL EQUITY FUNDS--While the Equity Funds typically invest primarily in common stocks, the equity securities in which they may invest also include convertible securities and preferred stocks. Convertible securities are exchangeable for a certain amount of another form of an issuer's securities, usually common stock, at a prestated price. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer and, thus, typically have lower credit ratings than similar non-convertible securities. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock ordinarily does not carry voting rights.

To a limited extent, each Equity Fund may invest in debt securities. These securities will be subject primarily to interest rate and credit risks. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, the prices of debt securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Credit risk is the possibility that the issuer of the security will fail to make timely payments of interest or principal to the Fund. The credit risk of a Fund depends on the quality of its investments. Certain debt securities that may be purchased by the Funds, such as those rated Baa by Moody's and BBB by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities.

Under adverse market conditions, each Equity Fund may invest some or all of its assets in money market instruments. Although the Fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the Fund may not achieve its investment objective.

Each Equity Fund may invest, to a limited extent, in securities issued by other investment companies which principally invest in securities of the type in which the Fund invests. Such investments will involve duplication of advisory fees and certain other expenses.

Each Equity Fund may invest some assets in derivative securities, such as options and futures. These instruments are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, they sometimes may reduce returns or increase volatility. In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

Each Equity Fund may lend its portfolio securities to brokers, dealers and other financial institutions, which could subject the Fund to risk of loss if the institution breaches it agreement with the Fund. In connection with such loans, the Fund will receive collateral consisting of cash or U.S. Government securities which will be maintained at all times in an amount equal to 100% of the current market value of the loaned securities.

FIXED INCOME FUNDS

INCOME FUND--The Fund will invest at least 65% of its total assets in bonds, debentures and other debt instruments. The issuers may include corporations, partnerships, trusts or similar entities, and governments or their political subdivisions, agencies or instrumentalities.

The securities in which the Fund will invest will consist only of those which, at the time of purchase, are rated no lower than investment grade (Baa/BBB) by a credit rating agency, or, if unrated, deemed to be of comparable quality by the Adviser.

The Fund's controlled duration strategy may limit its ability to take advantage of investment opportunities.

Under adverse market conditions, the Fund may invest some or all of its assets in money market instruments. Although the Fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the Fund may not achieve its investment objective.

GOVERNMENT INCOME FUND--The Fund will invest at least 65% of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements in respect of such securities.

Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells U.S. Government securities to the Fund and agrees to repurchase them on a specific date (usually the next day) and at a specific price. These agreements offer the Fund a means of investing money for a short period of time. If the seller defaults, the Fund could be delayed in selling the securities which could affect the Fund's yield.

LIMITED TERM INCOME FUND--The Fund will invest at least 65% of its total assets in bonds, debentures and other debt instruments. The issuers may include corporations, partnerships, trusts or similar entities, and governments or their political subdivisions, agencies or instrumentalities.

The securities in which the Fund will invest will consist only of those which, at the time of purchase, are rated no lower than investment grade (Baa/BBB) by a credit rating agency, or, if unrated, deemed to be of comparable quality by the Adviser.

The Fund's controlled duration strategy may limit its ability to take advantage of investment opportunities.

Under adverse market conditions, the Fund may invest some or all of its assets in money market instruments. Although the Fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the Fund may not achieve its investment objective.

LIMITED TERM U.S. GOVERNMENT FUND--The Fund will invest at least 65% of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements in respect of such securities.

Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells U.S. Government securities to the Fund and agrees to repurchase them on a specific date (usually the next day) and at a specific price. These agreements offer the Fund a means of investing money for a short period of time. If the seller defaults, the Fund could be delayed in selling the securities which could affect the Fund's yield.

The Fund's controlled duration strategy may limit its ability to take advantage of investment opportunities.

APPLICABLE TO ALL FIXED INCOME FUNDS--U.S. Government securities are bonds or other debt obligations issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. U.S. Treasury securities and some obligations of U.S. Government agencies and instrumentalities are supported by the "full faith and credit" of the United States Government. Other U.S. Government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer or instrumentality. While the U.S. Government provides financial support to U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.

Each Fixed Income Fund may invest, to a limited extent, in securities issued by other investment companies which principally invest in securities of the type in which the Fund invests. Such investments will involve duplication of advisory fees and certain other expenses.

Each Fixed Income Fund may lend its portfolio securities to brokers, dealers and other financial institutions, which could subject the Fund to risk of loss if the institution breaches its agreement with the Fund. In connection with such loans, the Fund will receive collateral consisting of cash or U.S. Government securities which will be maintained at all times in an amount equal to 100% of the current market value of the loaned securities.

Although the Income Fund and Limited Term Income Fund invest principally in the securities of U.S. issuers, they may invest in U.S. dollar denominated securities of foreign issuers. Foreign securities include special risks, such as changing political climate, lack of comprehensive company information and potentially less liquidity.

TAX-EXEMPT FIXED INCOME FUNDS

APPLICABLE TO EACH TENNESSEE FUND--The Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund each will invest, as a fundamental policy, at least 80% of its net assets (except when maintaining a temporary defensive position) in municipal obligations. Under normal circumstances, the Fund will invest at least 65% of its total assets in bonds, debentures, and other debt securities of the State of Tennessee, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and Tennessee personal income taxes. The remainder of the Fund's assets may be invested in securities that are not Tennessee municipal obligations and therefore may be subject to Tennessee income tax. The Fund intends to invest in such securities when their return to investors, taking into account applicable Tennessee income taxes, would be greater than comparably rated Tennessee municipal obligations. In addition, to the extent acceptable Tennessee municipal obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other municipal obligations. When the Fund has adopted a temporary defensive position, including when acceptable Tennessee municipal obligations are unavailable for investment by the Fund, in excess of 35% of the Fund's total assets may be invested in securities that are not exempt from Tennessee State income tax.

The Fund may invest up to 10% of its total assets in industrial development bonds backed only by the assets and revenues of non-governmental users. The Fund may invest up to 10% of its net assets in municipal obligations which provide income subject to the alternative minimum tax.

From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable money market instruments having, at the time of purchase, a quality rating in the two highest grades of Moody's, S&P or Fitch or, if unrated, deemed to be of comparable quality by the Adviser. Except for temporary defensive purposes, at no time will more than 20% of the Fund's net assets be invested in taxable money market instruments and municipal obligations which provide income subject to the alternative minimum tax.

The Limited Term Tennessee Tax-Exempt Fund's controlled duration strategy may limit its ability to take advantage of investment opportunities.

The Fund may invest some assets in derivative securities, such as options and futures, which may give rise to taxable income. These instruments are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, they sometimes may reduce returns or increase volatility. In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

MUNICIPAL INCOME FUND--The Fund will invest, as a fundamental policy, at least 80% of its net assets (except when maintaining a temporary defensive position) in municipal obligations.

The Fund may invest without limitation in industrial development bonds backed only by the assets and revenues of the non-governmental users and other municipal obligations which. Certain industrial development provide income subject to the alternative minimum tax, if the Adviser determines that their purchase is consistent with the Fund's investment objective.

From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable money market instruments having, at the time of purchase, a quality rating in the two highest grades of Moody's, S&P or Fitch or, if unrated, deemed to be of comparable quality by the Adviser. Except for temporary defensive purposes, at no time will more than 20% of the Fund's net assets be invested in taxable money market instruments.

APPLICABLE TO TAX-EXEMPT FIXED INCOME FUNDS--Municipal obligations are debt obligations typically divided into two types:

     o GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power; and

     o REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls.

To the extent described above, each Tax-Exempt Fixed Income Fund may invest in industrial development bonds which, although nominally issued by municipal authorities, are in most cases revenue bonds that are not secured by the taxing power of the municipality, but by the revenues derived from payments by the non-governmental users. Certain industrial development bonds, while exempt from Federal income tax, provide income subject to the alternative minimum tax.

Each Tax-Exempt Fixed Income Fund may invest, to a limited extent, in securities issued by other investment companies which principally invest in securities of the type in which the Fund invests. Such investments will involve duplication of advisory fees and certain other expenses.

Each Tax-Exempt Fixed Income Fund may lend its portfolio securities to brokers, dealers and other financial institutions, which could subject the Fund to risk of loss if the institution breaches its agreement the Fund and may give rise to taxable income. In connection with such loans, the Fund will receive collateral consisting of cash or U.S. Government securities which will be maintained at all times in an amount equal to 100% of the current market value of the loaned securities.


STRATEGIC PORTFOLIOS

APPLICABLE TO ALL STRATEGIC PORTFOLIOS - The Adviser will make allocation decisions according to its outlook for the economy, financial markets and relative market valuation of the Funds. Each Strategic Portfolio has a "benchmark percentage" representing the asset class mix of the Underlying Funds the Adviser expects to maintain when its assessment of economic conditions and other factors indicate that the financial markets are fairly valued relative to each other. The Adviser anticipates that each Strategic Portfolio's asset class benchmark percentage will be as follows:

                                           BENCHMARK PERCENTAGES


                                                                                         MODERATE
                                      AGGRESSIVE                           GROWTH &      GROWTH &        CURRENT
UNDERLYING FUND                        GROWTH            GROWTH            INCOME        INCOME          INCOME
ASSET CLASS                           PORTFOLIO          PORTFOLIO         PORTFOLIO     PORTFOLIO       PORTFOLIO

Equity...........................        95%               80%               60%            30%              0%
Fixed-Income.....................         0%               15%               35%            65%             95%
Money Market
  Instruments....................         5%                5%                5%             5%              5%


Under normal market conditions, the Adviser expects to adhere to the benchmark percentages set forth above and the strategy ranges set forth herein; however, the Adviser reserves the right to vary such percentages and ranges as the risk/return characteristics of the financial markets or Underlying Fund asset classes, as assessed by the Adviser, vary over time.

Each Strategic Portfolio may invest, in anticipation of otherwise investing cash positions, directly in U.S. Government securities and short-term paper, such as bankers' acceptances. Under normal market conditions, none of the Strategic Portfolios expects to have a substantial portion of its assets invested in such securities. However, when the Adviser determines that adverse market conditions exist, the Fund may adopt a temporary defensive posture and invest entirely in such securities. Although the Fund would do this to avoid losses, it could reduce the benefit of any upswing in the market. During such periods, the Fund may not achieve its investment objective.

Because the Strategic Portfolios invest in the Underlying Funds, there will be duplication of advisory fees and certain other expenses.

APPLICABLE TO ALL FUNDS

YEAR 2000 RISK--Like other funds and business organizations around the world, the Funds could be adversely affected if the computer systems used by the Adviser or a Sub-Adviser and the Funds' other service providers do not properly process and calculate date-related information for the year 2000 and beyond. Year 2000 issues may adversely affect the companies or other issuers in which the Funds invest where, for example, such entities incur substantial costs to address Year 2000 issues or suffer losses caused by the failure to adequately or timely do so. Foreign markets may be less prepared to address Year 2000 issues than U.S. ones.


The Adviser, the Sub-Advisers and the Funds' other service providers (i.e., Administrator, Transfer Agent, Fund Accounting Agent, Custodian and Distributor) have assured the Funds that they have developed and are implementing clearly defined and documented plans intended to minimize risks to services critical to the Funds' operations associated with Year 2000 issues. The Adviser, the Sub-Advisers and the Fund's service providers are likewise seeking assurances from their respective vendors and suppliers that such entities are addressing Year 2000 issues.


While the ultimate costs or consequences of incomplete or untimely resolution of Year 2000 issues by the Adviser, the Sub-Advisers or the Funds' service providers cannot be accurately assessed at this time, the Funds currently have no reason to believe that the Year 2000 plans of the Adviser, the Sub-Advisers and the Funds' service providers will not be completed by December 31, 1999, or that the anticipated costs associated with full implementation of their plans will have a material adverse impact on either their business operations or financial condition or those of the Funds. If any systems upon which the Funds are dependent are not Year 2000 ready by December 31, 1999, administrative errors and account maintenance failures would likely occur, which could result in a decline in the value of the Fund's securities and yield.

FUND MANAGEMENT

INVESTMENT ADVISERS

First American National Bank, located at First American Center, 315 Deaderick Street, Nashville, Tennessee 37237, serves as each Fund's investment adviser. The Adviser is a wholly-owned subsidiary of First American Corporation, a registered bank holding company. First American National Bank, and its affiliates, provide personal trust, estate, employee benefit trust, corporate trust and custody services to over 7,000 accounts, as well as investment advisory services. The Adviser, and its affiliates, as of December 31, 1998, had approximately $10 billion under trust and approximately $6 billion under management.

The Adviser has engaged Lazard Asset Management, Womack Asset Management, Inc. and Bennett Lawrence Management, LLC to serve as sub-investment adviser to the International Equity Fund, Small-Cap Opportunity Fund and Mid-Cap Fund, respectively. The Adviser pays each sub-investment adviser from the advisory fee it receives from the Fund.

Lazard Asset Management, located at 30 Rockefeller Plaza, New York, New York 10112, serves as the sub-investment adviser to the International Equity Fund. Lazard Asset Management, a division of Lazard Freres & Co. LLC, which is a New York limited liability company, provides investment management services to client discretionary accounts with assets totaling approximately $71 billion as of December 31, 1998.

Womack Asset Management, Inc., located at 1667 Lelia Drive, Suite 101, Jackson, Mississippi 39216, serves as the sub-investment adviser to the Small-Cap Opportunity Fund. Womack Asset Management provides investment management services to one other investment company portfolio and to client discretionary accounts totaling approximately $160 million as of December 31, 1998. Bennett Lawrence Management, LLC, located at 757 Third Avenue, New York, New York 10017, serves as the sub-investment adviser to the Mid-Cap Fund. Bennett Lawrence Management provides discretionary investment management services to client discretionary accounts with assets totaling approximately $950 million as of December 31, 1998.

The table below shows the investment advisory fee rate paid (or payable for those Funds which had not commenced operations) to the Adviser by the relevant Fund for the fiscal year ended December 31, 1998.


NAME OF FUND                                           ANNUAL RATE


International Equity Fund                                 .68%
Small-Cap Opportunity Fund                                .95%
Mid-Cap Fund                                             1.00%
Capital Growth Fund                                       .64%
Large-Cap Equity Fund                                     .75%
Equity Income Fund                                        .65%
Income Fund                                               .50%
Government Income Fund                                    .60%
Limited Term Income Fund                                  .50%
Limited Term U.S. Government Fund                         .50%
Tennessee Tax-Exempt Fund                                 .50%
Municipal Income Fund                                     .30%
Limited Term Tennessee Tax-Exempt Fund                    .50%
Aggressive Growth Portfolio                               .20%
Growth Portfolio                                          .20%
Growth & Income Portfolio                                 .20%
Moderate Growth & Income Portfolio                        .20%
Current Income Portfolio                                  .20%



PRIMARY PORTFOLIO MANAGERS

The primary portfolio manager for each Fund is as follows:

INTERNATIONAL EQUITY FUND--Herbert W. Gullquist and John R. Reinsberg. Messrs. Gullquist and Reinsberg have been the International Equity Fund's primary portfolio managers since its inception, and have been Managing Directors of Lazard for over five years.

SMALL-CAP OPPORTUNITY FUND--William A. Womack. Mr. Womack has been the Small-Cap Opportunity Fund's primary portfolio manager since its inception. Mr. Womack formed Womack Management in February 1997. For more than 12 years prior thereto, he was a Senior Vice President and Trust Investment Officer of Deposit Guaranty National Bank.

MID-CAP FUND--S. Van Zandt Schreiber and Robert W. Deaton. Messrs. Schreiber and Deaton have been the Mid-Cap Fund's primary portfolio managers since its inception. Mr. Schreiber has been the Chief Portfolio Manager at Bennett Lawrence since its inception in August 1995. For more than five years prior thereto, Mr. Schreiber was Managing Director and Senior Growth Portfolio Manager with Deutsche Morgan Grenfell/C.J. Lawrence, Inc. Mr. Deaton has been an Associate Portfolio Manager at Bennett Lawrence since its inception in August 1995. From 1994 to August 1995, Mr. Deaton was a portfolio manager and research analyst with Deutsche Morgan Grenfell/C.J. Lawrence, Inc. Prior thereto, Mr. Deaton managed the Long-Term Growth Fund for the Tennessee Consolidated Retirement System.

CAPITAL GROWTH FUND--Charles E. Winger, Jr. Mr. Winger has been the Capital Growth Fund's primary portfolio manager since its inception. He has been a Trust Officer of the Adviser since 1988.

LARGE-CAP EQUITY FUND--Ronald E. Lindquist. Mr. Lindquist, who has over 30 years' experience as a portfolio manager, has been the Large-Cap Equity Fund's primary portfolio manager since its inception, and has been employed by the Adviser since May 1998. Since 1978, he was employed by Deposit Guaranty National Bank and Commercial National Bank, affiliates of the Adviser.

EQUITY INCOME FUND--Investment decisions for the Equity Income Fund are made by a team of the Adviser's portfolio managers led by Robert A. Rinner. Mr. Rinner has been a primary portfolio manager of the Equity Income Fund since its inception, and has been a portfolio manager with the Adviser since April 1996. Prior thereto, he was a portfolio manager with Royal Insurance Co.

INCOME FUND--Donald F. Turk. Mr. Turk has been the Income Fund's primary portfolio manager since its inception and has been a Trust Officer of the Adviser since 1980.

GOVERNMENT INCOME FUND--John Mark McKenzie. Mr. McKenzie has been the Government Income Fund's primary portfolio manager since its inception and has been employed by the Adviser since May 1998. Since 1984, he was employed by Deposit Guaranty National Bank.

LIMITED TERM INCOME FUND--Donald F. Turk. Mr. Turk has been the Limited Term Income Fund's primary portfolio manager since its inception and has been a Trust Officer of the Adviser since 1980.

LIMITED TERM U.S. GOVERNMENT FUND--John Mark McKenzie. Mr. McKenzie has been a portfolio manager of the Limited Term U.S. Government Fund since May 1998 and the Fund's primary portfolio manager since December 1998. He has been employed by the Adviser since May 1998 and by Deposit Guaranty National Bank since 1984.

TENNESSEE TAX-EXEMPT FUND--Sharon S. Brown. She has been the Tennessee Tax-Exempt Fund's primary portfolio manager since its inception and has been a Trust Officer of the Adviser since 1988.

MUNICIPAL INCOME FUND--Sharon S. Brown. Ms. Brown has been a primary portfolio manager of the Municipal Income Fund since its inception. She has been a Trust Officer of the Adviser since 1988.

LIMITED TERM TENNESSEE TAX-EXEMPT FUND--Sharon S. Brown. Ms. Brown has been the Limited Term Tennessee Tax-Exempt Fund's primary portfolio manager since its inception and has been a Trust Officer of the Adviser since 1988.

STRATEGIC PORTFOLIOS --Investment decisions for each Strategic Portfolio are made by a team of the Adviser's portfolio managers, and no person is primarily responsible for making recommendations to the team.


ADMINISTRATOR AND DISTRIBUTOR


BISYS Fund Services Ohio, Inc. (the "Administrator"), 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as each Fund's administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.


BISYS Fund Services Limited Partnership (the "Distributor"), an affiliate of the Administrator, serves as the distributor of each Fund's shares. The Distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

SHAREHOLDER INFORMATION

ALTERNATIVE PURCHASE METHODS

Each Fund offers Institutional shares ("Class I shares") and Class A shares and, except for the Treasury Money Market Fund, Class B shares. Each Class I share, Class A share and Class B share represents an identical pro-rata interest in the relevant Fund's investment portfolio.

You will need to choose a share class before making your initial investment. (If only one share class is available through your program, you can refer just to that information). In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it may be more economical to pay an initial sales charge than to choose a class with no initial sales charge but a contingent deferred sales charge (CDSC) and higher annual fees.

o Class A shares may be appropriate for investors who prefer to pay the Fund's sales charge up-front rather than upon the sale of their shares, or want to take advantage of the reduced sales charges available on larger investments.

o Class B shares may be appropriate for investors who want to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon.

o Class I shares are sold exclusively to clients of the Adviser, its affiliates and certain other institutions, for their qualified trust, custody and/or agency accounts.

Your investment representative can help you choose the share class that is appropriate for you.

PRICING OF FUND SHARES

HOW NAV IS CALCULATED

The NAV of each class is calculated by adding the total value of the Fund's investments and other assets attributable to such class, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the class:


NAV =

TOTAL ASSETS - LIABILITIES
Number of Class Shares
Outstanding

Per share net asset value (NAV) for each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time, on days the Exchange is open, except Columbus Day and Veterans' Day.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after the Fund receives your order, less any applicable sales charge as noted in the section on "Distribution Arrangements/Sales Charges." This is what is known as the offering price.

Each Fund's investments are valued each business day generally by using available market quotations or, if market quotations are not available, at fair value which may be determined by one or more pricing services approved by the Board of Directors. Each pricing service's procedures are reviewed under the general supervision of the Board of Directors. For further information regarding the methods employed in valuing the Funds' investments, see the Statement of Additional Information.

SHAREHOLDER INFORMATION

PURCHASING AND ADDING TO YOUR SHARES

You may purchase Class A                                MINIMUM INVESTMENT
shares and Class B shares       ACCOUNT TYPE         INITIAL     SUBSEQUENT
through a number of
institutions, including the     CLASS A OR B
Adviser and its affiliates,     Regular
directly from the               (non-retirement)     $  1,000    $100
Distributor, or through         Retirement (IRA)     $    100    $ 50
banks, brokers and other        Autommtic
investment representatives.     Investment Plan      $    250    $ 25
Class I shares may be           CLASS I              $100,000    No minimum
purchased only by clients of
the Adviser, its affiliates or
certain other institutions for  All purchases must be in U.S. dollars. A fee
their fiduciary accounts.       will be charged for any checks that do not
Certain investment              clear. Third-party checks are not accepted.
representatives may charge
additional fees and may         A Fund may waive the minimum purchase
require higher minimum          requirements and may reject any purchase order
investments or impose other     in whole or in part.
limitations on buying and
selling shares. If you
purchase shares through an
investment representative,
that party is responsible for
transmitting orders in a
timely manner and may have
an earlier cut-off time for
purchase and sale requests.
Consult your investment
representative for specific
information.


Avoid 31% Tax Withholding
A Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

SHAREHOLDER INFORMATION

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT


If purchasing through an investment representative, simply tell your representative that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

BY REGULAR MAIL

Initial Investment:
1. Carefully read and complete the account application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2.   Make check, bank draft or money order payable to "ISG Funds"

3.   Mail to: ISG Funds, c/o BISYS Fund Services
              P. O. Box 182239
              Columbus, Ohio 43218-2239.

Subsequent Investment:
1.   Use the investment slip attached to your account statement.
     Or, if unavailable,
2.   Include the following information on a piece of paper:
     o    ISG Funds/Fund name
     o    Share class
     o    Amount invested
     o    Account name
     o    Account number
     Include your account number on your check.

3.   Mail to:   ISG Funds, c/o BISYS Fund Services
                P. O. Box 182239
                Columbus, Ohio 43218-2239

BY OVERNIGHT SERVICE

See instructions 1-2 above for subsequent investments.
Send to:  ISG Funds, c/o BISYS Fund Services
Attn:  T.A. Operations
3435 Stelzer Road
Columbus, Ohio  43219

ELECTRONIC PURCHASES


Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank. Your bank or broker may charge for this service.

Establish an electronic purchase option on your account application or call 1-800-852-0045. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-852-0045 to arrange a transfer from your bank account.

SHAREHOLDER INFORMATION

PURCHASING AND ADDING TO YOUR SHARES - CONTINUED


                                            ELECTRONIC VS. WIRE TRANSFER

                                            Wire transfers allow financial
                                            institutions to send funds to each
                                            other, almost instantaneously. With
                                            an electronic purchase or sale, the
                                            transaction is made through the
                                            Automated Clearing House (ACH) and
                                            may take up to eight days to clear.
                                            There is generally no fee for ACH
                                            transactions.


BY WIRE TRANSFER

NOTE:  YOUR BANK MAY CHARGE A WIRE TRANSFER FEE.

For initial investment:
Call 1-800-852-0045 to receive a confirmation number and to obtain instructions on faxing the completed account application. Follow the instructions below after receiving your confirmation number.

For initial and subsequent investments:
Instruct your bank to wire transfer your investment to:
The Bank of New York
Routing Number:  ABA # 021 000 018
DDA # 890 027 5758
Include:
Your name
Your confirmation number
After instructing your bank to wire the funds, call
1-800-852-0045 to advise us of the amount being transferred and the name of your bank

You can add to your account by using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time with 60 days' notice.

SHAREHOLDER INFORMATION

AUTOMATIC INVESTMENT PLAN                     Directed Dividend Option


You can make automatic investments            By selecting the appropriate box
in the Funds from your  bank                  in the account application, you
account, through payroll deduction            can elect to receive your
or from your federal  employment,             distributions (capital gains and
Social Security or other regular              dividends) in cash (check) or have
government  checks.  Automatic                them reinvested in another ISG
investments can be as little as               Fund without a sales charge. You
$25, once  you've invested the                must maintain the minimum balance
$250 minimum required to open the             in each Fund into which you plan
account.                                      to reinvest distributions or the
                                              reinvestment will be suspended and
To invest regularly from your bank account:   your distributions paid to you.
   Complete the Automatic Investment          The Fund may modify or terminate
   Plan portion on your account               this reinvestment option without
   application.                               notice. You can change or
   Make sure you note:                        terminate your participation in
   o Your bank name, address and              the reinvestment option at any
     account number                           time.
   o The amount you wish to invest
     automatically (minimum $25)
   o How often you want to invest
     (every month, 4 times a year,
     twice a year or once a year)
   o Attach a voided personal check.


To invest regularly from your
paycheck or government check:
Call 1-800-852-0045 for an
enrollment form.


--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION


SELLING YOUR SHARES


You may sell your shares at any       WITHDRAWING MONEY FROM YOUR
time. Your sales price will be        FUND INVESTMENT
the next NAV after your sell
order is received by the Fund,        As a mutual fund shareholder, you are
its transfer agent, or your           technically selling shares when you
investment representative.            request a withdrawal in cash.  This is
Normally you will receive your        also known as redeeming shares or a
proceeds within a week after          redemmption of shares.
your request is received. See         -----------------------------------------
section on "General Policies on       CONTINGENT DEFERRED SALES CHARGE
Selling Shares" below.
                                      When you sell Class B shares, you will be charged a fee for any shares that have not been held for a sufficient length of time.
                                      These fees will be deducted from the money paid to you. See the section on "Distribution Arrangements/Sales Charges" beginning on page 96.


                                      INSTRUCTIONS FOR SELLING SHARES

                                      If you are selling your shares through
                                      your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.


By telephone                          1. Call 1-800-852-0045 with
(UNLESS YOU HAVE                      instructions as to how you wish to
DECLINED  TELEPHONE                   receive your funds (mail, wire,
SALES PRIVILEGES)                     electronic transfer). (See  "General
                                      Policies on Selling Shares--Verifying
                                      Telephone  Redemptions" beginning on
                                      page 94)
--------------------------------------------------------------------------------
By mail                               1. Call 1-800-852-0045 to request
                                      redemption forms or write a  letter of
                                      instruction indicating:
                                      o your Fund and account number
                                      o amount you wish to redeem
                                      o address where your check should be
                                      sent
                                      o account owner signature
                                      2. Mail to:
                                      ISG Funds
                                      c/o BISYS Fund Services, Inc.
                                      P. O. Box 182239
                                      Columbus, Ohio  43218-2239
--------------------------------------------------------------------------------
By overnight service                  See instruction 1 above.
(See "General                         2. Send to
Policies on  Selling                  ISG Funds
Shares--Redemptions                   c/o BISYS Fund Services, Inc.
in Writing Required"                  Attn: T.A. Operations
beginning on page 94)                 3435 Stelzer Road
                                      Columbus, Ohio 43219

SHAREHOLDER INFORMATION

Wire transfer                         Call 1-800-852-0045 to request a wire
YOU MUST INDICATE THIS OPTION         transfer.
ON YOUR APPLICATION.                  If you call by 4 p.m. Eastern time,
                                      your payment will normally  be wired
The Fund may charge a wire            to your bank on the next business day.
transfer fee.
Note: Your financial
institution  may
also charge a
separate fee.

--------------------------------------------------------------------------------
Electronic                            Call 1-800-852-0045 to request an
Redemptions                           electronic redemption.

Your bank must participate in         If you call by 4 p.m. Eastern time, the
the Automated Clearing House          NAV of your shares will normally be
(ACH) and must be a U.S.              determined ion the same day and the
bank.                                 proceeds credited within 8 days.

Your bank may charge for this
service.


SYSTEMATIC WITHDRAWAL PLAN
You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $25. To activate this feature:
o Make sure you've checked the appropriate box on the account application. Or call 1-800-852-0045.
o    Include a voided personal check.
o    Your account must have a value of $5,000 or more to start withdrawals.
o If the value of your account falls below $500, you may be asked to add sufficient funds to bring the account back to $500, or the Fund may close your account and mail the proceeds to you.

SHAREHOLDER INFORMATION

GENERAL POLICIES ON SELLING SHARES


REDEMPTIONS IN WRITING REQUIRED
You must request redemption in writing in the following situations:
1. Redemptions from Individual Retirement Accounts ("IRAs").
2. Redemption requests requiring a signature guarantee which include each of the following:
   o Redemptions over $10,000
   o Your account registration or the name(s) in your account has changed within the last 15 days o The check is not being mailed to the address on your account
   o The check is not being made payable to the owner of the account
   o The redemption proceeds are being transferred to another Fund account with a different registration.

     A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The transfer agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

VERIFYING TELEPHONE REDEMPTIONS
The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the transfer agent may be liable for losses due to unauthorized transactions.

SHAREHOLDER INFORMATION

REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT Before selling recently purchased shares, please note that if your initial investment was by check, the Fund may delay sending you the proceeds until the transfer agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check.


REFUSAL OF REDEMPTION REQUEST
Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

REDEMPTION IN KIND
The Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you might have to pay brokerage charges.

CLOSING OF SMALL ACCOUNTS
If your account falls below $500, the Fund may ask you to increase your balance. If it is still below $500 after 45 days, the Fund may close your account and send you the proceeds at the current NAV.

UNDELIVERABLE REDEMPTION CHECKS
For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

SHAREHOLDER INFORMATION

DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and distribution fees you will pay as an investor in Class A or Class B shares and ways to qualify for reduced sales charges.

CALCULATION OF SALES CHARGES

CLASS A SHARES


Class A shares are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. Shareholders owning Class A shares on or prior to September 30, 1997 may be eligible for lower sales charges; consult your investment representative or see the Statement of Additional Information. There is no sales charge on reinvested dividends and distributions.


The current sales charge rates are listed in the tables to the right.


FOR THE EQUITY FUNDS, AGGRESSIVE GROWTH PORTFOLIO, GROWTH
PORTFOLIO, GROWTH & INCOME PORTFOLIO
AND MODERATE GROWTH & INCOME PORTFOLIO



                                         SALES CHARGE           SALES CHARGE
                                         AS A % OF               AS A % OF
            YOUR INVESTMENT              OFFERING PRICE         YOUR INVESTMENT
--------------------------------------------------------------------------------
Up to $49,999                                4.75%                     4.99%
--------------------------------------------------------------------------------
$50,000 up to $99,999                        4.00%                     4.17%
--------------------------------------------------------------------------------
$100,000 up to                               3.25%                     3.36%
$249,999
--------------------------------------------------------------------------------
$250,000 up to                               2.50%                     2.56%
$499,999
--------------------------------------------------------------------------------
$500,000 up to                               1.75%                     1.78%
$999,999
--------------------------------------------------------------------------------
$1,000,000 and above1                        0.00%                     0.00%
--------------------------------------------------------------------------------

FOR THE FIXED INCOME FUNDS, TAX-EXEMPT FIXED INCOME FUNDS AND CURRENT INCOME PORTFOLIO

                                         SALES CHARGE           SALES CHARGE
                                         AS A % OF               AS A % OF
            YOUR INVESTMENT              OFFERING PRICE         YOUR INVESTMENT
-------------------------------------------------------------------------------
Up to $49,999                               3.00%                     3.09%
-------------------------------------------------------------------------------
$50,000 up to $99,999                       2.50%                     2.56%
-------------------------------------------------------------------------------
$100,000 up to                              2.00%                     2.04%
$249,999
-------------------------------------------------------------------------------
$250,000 up to                              1.50%                     1.52%
$499,999
-------------------------------------------------------------------------------
$500,000 up to                              1.00%                     1.01%
$999,999
-------------------------------------------------------------------------------
$1,000,000 and above1                       0.00%                     0.00%
-------------------------------------------------------------------------------

--------

1 There is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of 1.00% will be charged at the time of redemption of Class A shares purchased on or after May 14, 1998 without an initial sales charge as part of an investment of at least $1 million and redeemed within one year of purchase. This charge will be based on the lower of your cost for the shares or the shares' NAV at the time of redemption. There is no CDSC on reinvested distributions. The Distributor may pay financial representatives an amount up to 1% of the net asset value of Class A shares purchased by their clients that are subject to a CDSC.

SHAREHOLDER INFORMATION

CLASS B SHARES


Class B shares are offered at NAV, without any up-front sales charge. Therefore, all the money you invest is used to purchase Fund shares. However, if you sell your Class B shares before the sixth anniversary of purchase, you will have to pay a contingent deferred sales charge (CDSC) at the time of redemption. The CDSC will be based on the lower of the NAV at the time of purchase or the NAV at the time of redemption according to the schedule below. There is no CDSC on reinvested dividends or distributions.

ALL FUNDS - CLASS B SHARES
--------------------------------------------------------------------------------
                                                        CDSC AS A % OF DOLLAR
                 YEARS SINCE PURCHASE                 AMOUNT SUBJECT TO CHARGE
--------------------------------------------------------------------------------
                          0-1                                   4.00%
                          1-2                                   3.00%
                          2-3                                   3.00%
                          3-4                                   2.00%
                          4-5                                   2.00%
                          5-6                                   1.00%
                      more than 6                               None
--------------------------------------------------------------------------------
If you sell some but not all of your Class B shares, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

CONVERSION FEATURE - CLASS B SHARES
o Class B shares automatically convert to Class A shares of the same Fund after seven years from the end of the month of purchase.
o After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares which will increase your investment return compared to the Class B shares.
o You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.
o If you purchased Class B shares of one Fund which you exchanged for Class B shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B shares of the first Fund. The dollar value of Class A shares you receive will equal the dollar value of the Class B shares converted.

SHAREHOLDER INFORMATION

SALES CHARGE REDUCTIONS
Reduced sales charges for Class A shares are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

o Letter of Intent. You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

o Rights of Accumulation. Additional investments will qualify for reduced sales charges, when the value of shares you already own plus the amount of your added investment reaches the designated amount for the reduced sales charge.

o Combination Privilege. You inform the Fund in writing that you are eligible to combine accounts of multiple Funds or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

SALES CHARGE WAIVERS

CLASS A SHARES
The following qualify for waivers or reductions of sales charges:

o Shares purchased by investment representatives through fee-based investment products or accounts.

o Proceeds from redemptions from another mutual fund complex within 90 days after redemption, if you can demonstrate to the Fund that you paid a sales charge for those shares, to the extent of such charge.

o Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the Adviser or its affiliates or invested in any ISG Fund.

o Shares purchased for trust or other advisory accounts established with the Adviser or its affiliates.

o Shares purchased by full-time employees (and their family members) of the Adviser or the Administrator; current and retired directors of the Adviser or any of its affiliates; current and retired Fund directors; dealers who have an agreement with the Distributor; and any trade organization to which the Adviser or the Administrator belongs.

REINSTATEMENT PRIVILEGE
If you have sold Class A or B shares and decide to reinvest in the Fund within a 90-day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed.

SHAREHOLDER INFORMATION

CLASS B SHARES

The CDSC will be waived under certain circumstances, including the following:

o Distributions from retirement plans if the distributions are made following the death or disability of shareholders or plan participants.

o Redemptions from accounts other than retirement accounts following the death or disability of the shareholder.

o    Returns of excess contributions to retirement plans.

o Distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan.

o Shares issued in a plan of reorganization sponsored by the Adviser, or shares redeemed involuntarily in a similar situation.

DISTRIBUTION (12B-1) FEES

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares. Because 12b-1 fees are paid from Fund assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.



     o   The 12b-1 fees vary by share class as follows:
o Class A shares pay a 12b-1 fee of .25% of the average daily net assets represented by Class A shares of the Fund.
o Class B shares pay a 12b-1 fee of .75% of the average daily net assets represented by Class B shares of the Fund. This will cause expenses for Class B shares to be higher and dividends to be lower than for Class A shares.

     o The higher 12b-1 fee on Class B shares, together with the CDSC, help the Distributor sell Class B shares without an "up-front" sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.



Long-term holders of Class B shares may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution fees.

SHAREHOLDER INFORMATION


EXCHANGING YOUR SHARES


INSTRUCTIONS FOR EXCHANGING SHARES
You can exchange your             Exchanges may be made by sending a written
shares in one Fund for            request to ISG Funds, c/o BISYS Fund
shares of the same class of       Services, Inc., P.O. Box 182239, Columbus
another ISG Fund, usually         Ohio 43218-2239, or by calling 1-800-852-0045.
without paying additional         Please provide the following information:
sales charges (see "Notes"        o    Your name and telephone number
below). No transaction fees       o    The exact name on your account and
are charged for exchanges.             account number
                                  o    Taxpayer identification number (usually)
You must meet the minimum              your Social Security number)
requirements for the Fund         o    Dollar value or number of shares to be
into which you are                     exchanged
exchange. Exchanges from          o    The name of the Fund from which the
one Fund to another are                exchange is to be made
taxable.                          o    The name of the Fund into which the
                                       exchange is being made


                                  See "Selling your Shares" for important
                                  information about telephone transactions.


                                  IMPORTANT INFORMATION ABOUT EXCHANGES. If shares of the Fund are purchased by check, those shares cannot be exchanged until the check has cleared. This could take 15 days or more. The Fund may reject an exchange request from a shareholder who has made more than five exchanges between investment portfolios offered by Fund management in a year, or more than three exchanges in a calendar quarter. Although unlikely, the Funds may reject any exchanges or, upon 60-days' notice to shareholders, change or terminate the exchange privilege. The exchange privilege is available only in states where shares of the new Fund may be sold.

                                   NOTES ON EXCHANGES
                                   When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

                                   The registration and tax identification
                                   numbers of the two accounts must be
                                   identical.

                                   The Exchange Privilege may be changed or eliminated at any time upon 60 days' notice to shareholders.

                                   Be sure to read the prospectus carefully of any Fund into which you wish to exchange shares.

SHAREHOLDER INFORMATION


DIVIDENDS, DISTRIBUTIONS AND TAXES

All dividends and distributions will be automatically reinvested in Fund shares unless you request otherwise. There are no sales charges for reinvested dividends and distributions. Each share class will generate a different dividend because each has different expenses. Capital gains, if any, are distributed at least annually.

Each Fund usually pays its shareholders dividends from its net investment income as follows:


           MONTHLY                                     QUARTERLY                               ANNUALLY
o    Equity Income Fund                       o    Large-Cap Equity Fund                 o    International Equity Fund
o    Income Fund                              o    Capital Growth Fund
o    Government Income Fund                   o    Small-Cap Opportunity Fund
o    Limited Term Income Fund                 o    Mid-Cap Fund
o    Limited Term U.S. Government Fund        o    Aggressive Growth Portfolio
o    Municipal Income Fund                    o    Growth Portfolio
o    Tennessee Tax-Exempt Fund                o    Growth & Income Portfolio
o    Limited Term Tennessee Tax-Exempt Fund  o    Moderate Growth & Income  Portfolio
o    Current Income Portfolio


Dividends paid by a Fund (other than a tax-exempt fund) are taxable to U.S. shareholders as ordinary income (unless your investment is in an IRA or tax-advantaged account). The Tax-Exempt Fixed Income Funds anticipate that, under normal market conditions, substantially all of their income dividends will be exempt from Federal and, for the Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund, Tennessee personal income taxes. However, any dividends from taxable investments are taxable as ordinary income.

Except for tax-deferred accounts, any sale or exchange of Fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

Dividends are taxable in the year in which they are paid, even if they appear on your account statement the following year. Dividends and distributions are treated in the same manner for Federal income tax purposes whether you receive them in cash or in additional shares.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION.

You will be notified in January each year about the Federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Because everyone's tax situation is unique, you should consult your tax professional about Federal, state and local tax consequences.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information in the financial highlights has been audited by KPMG LLP, the Funds' independent auditors, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. No financial information is provided for shares of Funds which had not been offered as of December 31, 1998.

INTERNATIONAL EQUITY FUND


FINANCIAL HIGHLIGHTS, CLASS A SHARES


                                                                  PERIOD ENDED            PERIOD ENDED
                                                                   DECEMBER 31,            FEBRUARY 28,
                                                                     1998(B)                 1998(A)

Net asset Value, Beginning of Period                                $  10.46                  $10.00
                                                                     --------                --------
Investment Activities
      Net investment income (loss)                                      0.03                   (0.02)
      Net realized and unrealized gains (losses) from
        investment and foreign currencies                               0.12                    0.49
                                                                     --------                --------

      Total from Investment Activities                                  0.15                    0.47
                                                                     -------                 -------
Distributions
      Net investment income                                            (0.03)                  -
      In excess of net investment income                               -                       (0.01)
                                                                     --------                --------
      Total Distributions                                              (0.03)                  (0.01)
                                                                     --------                --------
Net change in asset value                                               0.12                    0.46
                                                                      ------                  ------
Net asset Value, end of Period                                      $  10.58                $  10.46
                                                                     ========                ========
TOTAL RETURN (EXCLUDES SALES CHARGE)                                    1.42%(c)                4.71%(c)


RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                     $  149               $  26,533
Ratio of expenses to average net assets                                 1.81%(d)                1.77%(d)
Ratio of net investment income (loss)                                   0.71%(d)               (0.48)%(d)
to average net assets
Ratio of expenses to average net assets*                                2.16%(d)                2.27%(d)
Portfolio Turnover**                                                      62%                     21%


------------------
*    DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
     FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED. **
     PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE
     WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (A) FOR THE
     PERIOD FROM AUGUST 15, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH FEBRUARY
     28, 1998. (B) FOR THE PERIOD FROM MARCH 1, 1998 THROUGH DECEMBER 31, 1998.
     IN CONNECTION WITH ITS REORGANIZATION, THE FUND CHANGED ITS FISCAL YEAR END
     TO DECEMBER 31. (C) NOT ANNUALIZED. (D) ANNUALIZED.

INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                         PERIOD ENDED
                                                         DECEMBER 31,
                                                           1998 (A)
                                                       -----------------


Net Asset Value, Beginning of Period                       $10.05
                                                           ---------
Investment Activities
  Net investment income (loss)                              (0.01)
  Net realized and unrealized
    gains (losses) from investments
    and foreign currencies                                   0.54
  Total from Investment Activities                           0.53
Distributions
  Net investment income                                        -
                                                            ----------
  Total Distributions                                          -
                                                            ----------
Net change in asset value                                    0.53
Net Asset Value, End of Period                            $ 10.58
                                                            ==========
TOTAL RETURN                                                 5.27% (b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                         $27,977
Ratio of expenses to average net assets                      1.61% (c)
Ratio of net investment income (loss) to
  average net assets                                        (1.47)% (c)
Ratio of expenses to average net
  assets*                                                    1.89% (c)
PORTFOLIO TURNOVER**                                           62%
--------------------
* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (A) PERIOD FROM DECEMBER 14, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (B) NOT ANNUALIZED. (C) ANNUALIZED.

SMALL-CAP OPPORTUNITY FUND


FINANCIAL HIGHLIGHTS, CLASS A SHARES


                                           Period Ended       Year Ended       Year Ended       Year Ended       Period Ended
                                           December 31,       February 28,     February  28,    February 28,     February 28,
                                             1998(d)             1998             1997             1996             1995(a)
                                        ------------------   --------------   --------------  --------------   ---------------
Net Asset Value, Beginning of Period      $    15.84         $    13.53        $   12.79      $    11.15       $   10.00
                                        ------------------   --------------   -------------- --------------    ---------------
Investment Activities
  Net investment income (loss)                 (0.42)             (0.05)           (0.03)           -               0.02
  Net realized and
  unrealized gains
    (losses) from investments                  (1.61)              4.90             1.60            3.30            1.17

                                        ------------------   ---------------  -------------- --------------    ---------------
   Total from Investment Activities            (2.03)              4.85             1.57            3.30            1.19
                                          ------------------   --------------   -------------- --------------    ---------------
Distributions
  Net investment income                          -                  -                -              -              (0.02)
  Net realized gains                           (0.88)             (2.54)           (0.83)          (1.66)          (0.02)
                                         ------------------    --------------   -------------- --------------    ---------------
  Total Distributions                          (0.88)             (2.54)           (0.83)          (1.66)          (0.04)
                                         ------------------    --------------   -------------- --------------    ---------------
Net change in asset value                      (2.91)              2.31             0.74            1.64            1.15
                                         ------------------    --------------   -------------- --------------    ---------------
Net Asset Value, End of Period              $  12.93            $ 15.84           $13.53         $ 12.79          $11.15
                                         ==================    ==============   ============== ==============    ===============
TOTAL RETURN (EXCLUDES SALES
 CHARGE)                                      (13.00)% (b)        37.81%           12.08%          31.42%          11.84%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)           $ 11,145          $ 122,872         $ 80,527        $ 53,477        $ 36,664
Ratio of expenses to average net
 assets                                         1.38% (c)          1.20%            1.14%           1.17%           0.79%(c)
Ratio of net investment income (loss)
to average net assets                          (0.42)% (c)        (0.39)%          (0.24)%          0.00%           0.06%(c)
Ratio of expenses to average net
   assets*                                      1.39% (c)          1.31%            1.30%           1.52%           2.13%(c)
PORTFOLIO TURNOVER**                             110%               180%             116%            154%             45%

--------------------

* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.
(a) FOR THE PERIOD FROM AUGUST 1, 1994 (COMMENCEMENT OF OPERATIONS) THROUGH
FEBRUARY 28, 1995. (b) NOT ANNUALIZED. (c) ANNUALIZED.
(d) FOR THE PERIOD MARCH 1, 1998 TO DECEMBER 31, 1998. IN CONNECTION WITH ITS
REORGANIZATION, THE FUND CHANGED ITS FISCAL YEAR END TO DECEMBER 31.

SMALL-CAP OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS, CLASS B SHARES


                                                               PERIOD ENDED
                                                               DECEMBER 31,
                                                                  1998 (a)
                                                               -------------


Net Asset Value, Beginning of Period                                $12.38
Investment Activities
 Net realized and unrealized gains (losses) from investments          0.56
                                                                      ----
 Total from Investment Activities                                     0.56
Distributions
  Net investment income                                                -
  Total Distributions                                                  -
                                                                      ----
Net change in net asset value                                         0.56
                                                                      ----
Net Asset Value, End of Period                                      $12.94
                                                                    =======
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)                             4.52%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                       $8
Ratio of expenses to average net assets                               1.36%(c)
Ratio of net investment income (loss) to average net assets          (0.45)%(c)
Ratio of expenses to average net assets*                              2.35%(c)
PORTFOLIO TURNOVER**                                                   110%
--------------------


* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
   DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.
(a) FOR THE PERIOD FROM DECEMBER 21, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

SMALL-CAP OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                                  PERIOD ENDED
                                                                   DECEMBER 31,
                                                                    1998 (a)
                                                                  -------------


Net Asset Value, Beginning of Period                              $ 11.85
                                                                  -------
Investment Activities
 Net realized and unrealized gains (losses) from
   investments                                                       1.08
                                                                  -------
 Total from Investment Activities                                    1.08
                                                                  -------
Distributions
 Net investment income                                                -
 Total Distributions                                                  -
Net change in asset value                                            1.08
Net Asset Value, End of Period                                    $ 12.93
                                                                  =======
TOTAL RETURN                                                         9.11%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                 $96,301
Ratio of expenses to average net assets                              1.33%(c)
Ratio of net investment income (loss) to average net assets         (0.54)%(c)
Ratio of expenses to average net assets*                             1.48%(c)
PORTFOLIO TURNOVER*                                                   110%


----------------------------------------------
* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.

** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM DECEMBER 14, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

CAPITAL GROWTH FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES

                                                           YEAR ENDED                YEAR ENDED                PERIOD ENDED
                                                            DECEMBER 31,              DECEMBER 31,             DECEMBER 31,
                                                              1998                      1997                     1996 (a)
                                                     ----------------------     ---------------------    -------------------------

Net Asset Value, Beginning of Period                     $  12.80                    $ 11.32                     $ 10.00
                                                            -----                      -----                       -----
Investment Activities
    Net investment income (loss)                            (0.01)                      0.06                         -
    Net realized and unrealized gains (losses) from
    investments                                              3.89                       3.40                        1.32
                                                             ----                       ----                        ----
    Total from Investment Activities                         3.88                       3.46                        1.32
                                                             ----                       ----                        ----
Distributions
   Net investment income                                      -                        (0.06)                         -
                                                                                       ------
   Net realized gains                                       (2.48)                     (1.92)                         -
                                                            -----                      ------
   Total Distributions                                      (2.48)                     (1.98)                         -
                                                            ------                     ------
Net change in asset value                                    1.40                       1.48                        1.32
                                                             ----                       ----
Net Asset Value, End of Period                            $ 14.20                   $  12.80                     $ 11.32
                                                       ================          ================          =================
TOTAL RETURN (EXCLUDES SALES CHARGE)                        32.05%                    30.79%                       13.20% (b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                       $   4,631                   $   858                     $ 49,008
Ratio of expenses to average net assets                      1.28%                     0.93%                        1.20% (c)
Ratio of net investment income (loss) to average
    net assets                                              (0.19)%                    0.42%                       (0.02)% (c)
Ratio of expenses to average net assets*                     1.29%                     1.18%                        1.39% (c)
PORTFOLIO TURNOVER**                                          152%                      116%                          69%
--------------------
* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED.  IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM
APRIL 1, 1996 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1996. (b) NOT
 ANNUALIZED. (c) ANNUALIZED.

CAPITAL GROWTH FUND

FINANCIAL HIGHLIGHTS, CLASS B SHARES

                                                                PERIOD ENDED
                                                                DECEMBER 31,
                                                                  1998 (a)
                                                             ----------------

Net Asset Value, Beginning of Period                               $13.10
                                                                  -----------
Investment Activities
   Net investment income (loss)                                     (0.05)
   Net realized and unrealized gains (losses) from investments       3.35
                                                                  -----------
   Total from Investment Activities                                  3.30
                                                                  -----------
Distributions
   Net realized gains                                               (2.48)
                                                                  -----------
   Total Distributions                                              (2.48)
                                                                  -----------
Net change in net asset value                                        0.82
                                                                  -----------
Net Asset Value, End of Period                                     $13.92
                                                                  ===========
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)                           26.86%(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                  $2,854


Ratio of expenses to average net assets                              2.04%(c)
Ratio of net investment income (loss) to average net assets         (0.95)%(c)


PORTFOLIO TURNOVER*                                                   152%

* PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.
(a) FOR THE PERIOD FROM FEBRUARY 5, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

CAPITAL GROWTH FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                                         YEAR ENDED             PERIOD ENDED
                                                                          DECEMBER 31,          DECEMBER 31,
                                                                            1998                    1997 (a)

Net Asset Value, Beginning of Period                                   $   12.69                 $  14.51
Investment Activities                                                  ------------             ------------
  Net Investment Income                                                     0.01                   0.02
  Net realized and unrealized gains from investments                        3.88                   0.10
                                                                       ------------             ------------
  Total from Investment Activities                                          3.89                   0.12
Distributions
  Net investment income                                                    (0.01)                 (0.02)
  Net realized gains                                                       (2.48)                 (1.92)
  Total Distributions                                                      (2.49)                 (1.94)
Net change in asset value                                                   1.40                  (1.82)
Net Asset Value, End of Period                                        $    14.09            $     12.69
                                                                    ==================     =============
TOTAL RETURN                                                               32.40%                  0.88% (b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                      $ 173,542            $   141,761
Ratio of expenses to average net assets                                     1.02%                  0.58% (c)
Ratio of net investment income to average net assets                        0.07%                  0.80% (c)
Ratio of expenses to average net assets*                                    1.03%                  0.99% (c)
PORTFOLIO TURNOVER**                                                         152%                   116%
--------------------


*DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE
REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.


**PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES) ISSUED. (a) FOR THE PERIOD FROM
OCTOBER 3, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997 (b) NOT
ANNUALIZED. (c) ANNUALIZED.

LARGE-CAP EQUITY FUND
FINANCIAL HIGHLIGHTS, CLASS A SHARES

                                     PERIOD              YEAR             YEAR             YEAR            YEAR            YEAR
                                     ENDED               ENDED            ENDED           ENDED           ENDED           ENDED
                                   DECEMBER 31,       FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 28,    FEBRUARY 28,    FEBRUARY 28,
                                    1998(A)              1998             1997             1996            1995            1994
                                ----------------    ---------------  --------------- ---------------- ---------------- ------------
Net Asset Value,                      $23.01              $16.68           $14.49          $11.41          $10.87           $10.54
Beginning of Period               ----------------    ---------------  --------------- ---------------- ------------- -------------
Investment Activities
  Net investment income                 0.05                0.11             0.14            0.16            0.16            0.14
  Net realized and unrealized
  gains (losses) from investments       5.79                6.48             2.54            3.63            0.71            0.38
                                  ----------------    ---------------  --------------- ---------------- ------------- -------------
  Total from Investment Activities      5.84                6.59             2.68            3.79            0.87            0.52
                                  ----------------    ---------------  --------------- ---------------- ------------- -------------
Distributions
  Net investment income                (0.05)              (0.11)           (0.14)          (0.17)          (0.16)          (0.14)
  Net realized gains                   (1.25)              (0.15)           (0.35)          (0.54)          (0.17)          (0.05)
                                  ----------------    ---------------  --------------- ---------------- ------------- -------------
  Total Distributions                  (1.30)              (0.26)           (0.49)          (0.71)          (0.33)          (0.19)
                                  ----------------    ---------------  --------------- ---------------- ------------- -------------
Net change in asset value               4.54                6.33             2.19            3.08            0.54            0.33
                                  ----------------    ---------------  --------------- ---------------- ------------- -------------
Net Asset Value, End of Period        $27.55              $23.01           $16.68          $14.49          $11.41          $10.87
                                  ================    ===============  =============== ================ ============= =============

TOTAL RETURN (EXCLUDES                 25.83%(b)           39.74%           18.79%          33.73%           8.23%           4.99%
SALES CHARGE)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of
period (000)                         $57,772         $   715,631         $ 490,392       $385,145       $  259,998      $ 284,203
Ratio of expenses to                    1.03%(c)            0.99%             0.92%          0.94%            0.95%          0.96%
  average net assets
Ratio of net investment                 0.21%(c)            0.54%             0.95%          1.24%            1.54%          1.38%
income to average net assets

Ratio of expenses to                         (d)             (d)              (d)             (d)              (d)           0.97%
  average net assets*
PORTFOLIO TURNOVER**                       3%                  6%                7%            15%               1%             7%
----------

* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.

** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.
(a) FOR THE PERIOD FROM MARCH 1, 1998 THROUGH DECEMBER 31, 1998. IN CONNECTION
WITH ITS REORGANIZATION, THE FUND CHANGED ITS FISCAL YEAR END TO DECEMBER 31.
(b) NOT ANNUALIZED. (c) ANNUALIZED. (d) THERE WERE NO FEE REDUCTIONS IN THIS
PERIOD.

LARGE-CAP EQUITY FUND

FINANCIAL HIGHLIGHTS, CLASS B SHARES


                                                               PERIOD ENDED
                                                                DECEMBER 31,
                                                                 1998 (a)
                                                               --------------

Net Asset Value, Beginning of Period                             $25.98
Investment Activities
  Net realized and unrealized gains (losses) from investments      1.56
                                                                   ----
  Total from Investment Activities                                 1.56
                                                                   ----
Distributions
  Net investment income                                              -
  Total Distributions                                                -
                                                                   ---
Net change in net asset value                                      1.56
                                                                   ----
Net Asset Value, End of Period                                  $ 27.54
                                                                ========
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)                          6.02%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                  $100
Ratio of expenses to average net assets                            1.10%(c)
Ratio of net investment income to average net assets               0.23%(c)
Ratio of expenses to average net assets*                           2.11% (c)
PORTFOLIO TURNOVER**                                                  3%
---------------------------
* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD
    FROM DECEMBER 15, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

LARGE-CAP EQUITY FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                                  PERIOD ENDED
                                                                   DECEMBER 31,
                                                                      1998 (a)
                                                                 --------------

Net Asset Value, Beginning of Period                                 $25.52
                                                                 --------------
Investment Activities
  Net realized and unrealized gains (losses) from investments          2.02
                                                                 --------------
    Total from Investment Activities                                   2.02
                                                                 --------------
Distributions
  Net investment income                                                 -
                                                                 --------------
  Total Distributions                                                   -
                                                                 --------------
Net change in asset value                                              2.02
                                                                 --------------
Net Asset Value, End of Period                                       $27.54
                                                                 ==============
TOTAL RETURN                                                           7.92%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                 $ 786,462
Ratio of expenses to average net assets                                1.04%(c)
Ratio of net investment income to average net assets                   0.20%(c)
Ratio of expenses to average net assets*                               1.09%(c)
PORTFOLIO TURNOVER**                                                      3%

* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.
(a) FOR THE PERIOD FROM DECEMBER 14, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES

                                                                    YEAR ENDED        PERIOD ENDED
                                                                    DECEMBER 31,      DECEMBER 31,
                                                                       1998              1997 (A)
                                                                 ------------------- ----------------
Net Asset Value, Beginning of Period                                 $10.37              $10.00
                                                                 -------------------  -----------------
Investment Activities
   Net investment income                                               0.10                0.65
   Net realized and unrealized gains (losses) from investments         1.81                1.71
                                                                 -------------------  -----------------
   Total from Investment Activities                                    1.91                2.36
                                                                 -------------------  -----------------
Distributions
   Net investment income                                              (0.10)              (0.19)
   Net realized gains                                                 (2.13)              (1.80)
                                                                 -------------------  -----------------
   Total Distributions                                                (2.23)              (1.99)
                                                                 -------------------  -----------------
Net change in asset value                                             (0.32)               0.37
                                                                 -------------------  -----------------
Net Asset Value, End of Period                                       $10.05              $10.37
                                                                 ===================  ========================
TOTAL RETURN (EXCLUDES SALES CHARGE)                                  19.46%              24.20%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                    $3,658                $388
Ratio of expenses to average net assets                                1.45%               1.06%(c)
Ratio of net investment income to average net assets                   0.86%               2.11%(c)
Ratio of expenses to average net assets*                               1.45%               1.31%(c)
PORTFOLIO TURNOVER**                                                    159%                 86%
--------------------

* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM
FEBRUARY 28, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997. (b)
NOT ANNUALIZED. (c) ANNUALIZED.

EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS, CLASS B SHARES


                                                                 PERIOD ENDED
                                                                  DECEMBER 31,
                                                                   1998 (a)
                                                             ------------------

Net Asset Value, Beginning of Period                               $10.63
                                                             ------------------
Investment Activities
  Net investment income                                              0.04
  Net realized and unrealized gains (losses) from investments        1.54
                                                             ------------------
  Total from Investment Activities                                   1.58
                                                             ------------------
Distributions
  Net investment income                                             (0.04)
  Net realized gains                                                (2.13)
                                                             ------------------
  Total Distributions                                               (2.17)
                                                             ------------------
Net change in net asset value                                       (0.59)
                                                             ------------------
Net Asset Value, End of Period                                     $10.04
                                                             ==================
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)                           15.79%(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                  $4,189
Ratio of expenses to average net assets                              2.20%(c)
Ratio of net investment income to average net assets                 0.12%(c)
PORTFOLIO TURNOVER*                                                   159%
----------------------

* PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM FEBRUARY 3, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                                   YEAR ENDED        PERIOD ENDED
                                                                   DECEMBER 31,        DECEMBER 31,
                                                                     1998                 1997 (a)
                                                               --------------------  ------------------
Net Asset Value, Beginning of Period                             $   10.37            $  11.73
                                                               --------------------   -----------------
Investment Activities
  Net investment income                                               0.13                0.06
  Net realized and unrealized gains (losses) from investments         1.81                0.44
                                                               --------------------  ------------------
  Total from Investment Activities                                    1.94                0.50
                                                               --------------------  ------------------
Distributions
  Net investment income                                              (0.13)              (0.06)
  Net realized gains                                                 (2.13)              (1.80)
                                                               --------------------  ------------------
  Total Distributions                                                (2.26)              (1.86)
                                                               -------------------- -------------------
Net change in asset value                                            (0.32)              (1.36)
                                                               -------------------- -------------------
Net Asset Value, End of Period                                   $   10.05            $  10.37
                                                               ==================== ===================
TOTAL RETURN                                                         19.72%               4.62%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                $  75,842            $ 67,949
Ratio of expenses to average net assets                               1.16%               0.68%(c)
Ratio of net investment income to average net assets                  1.14%               2.15%(c)
Ratio of expenses to average net assets*                              1.17%               1.09%(c)
PORTFOLIO TURNOVER**                                                   159%                 86%
--------------------

* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM
OCTOBER 3, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997. (b) NOT
ANNUALIZED. (c) ANNUALIZED.

INCOME FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES

                                                                    YEAR ENDED            YEAR ENDED                PERIOD ENDED
                                                                   DECEMBER 31,           DECEMBER 31,               DECEMBER 31,
                                                                      1998                     1997                  1996 (a)
                                                               ---------------------- ----------------------- ---------------------
Net Asset Value, Beginning of Period                            $  10.25                $  10.00                    $  10.00
                                                               ---------------------- ----------------------- ---------------------
Investment Activities
  Net investment income                                             0.54                    0.58                        0.40
  Net realized and unrealized gains (losses) from investments       0.29                    0.26                          -
                                                               ---------------------- ----------------------- ---------------------
  Total from Investment Activities                                  0.83                    0.84                        0.40
                                                               ---------------------- ----------------------- ---------------------
Distributions
  Net investment income                                           (0.54)                   (0.59)                      (0.40)
  Net realized gains                                              (0.14)                     -                            -
  In excess of net realized gains                                 (0.01)                     -                            -
                                                              ----------------------- ----------------------- ---------------------
  Total Distributions                                             (0.69)                   (0.59)                      (0.40)
                                                              ----------------------- ----------------------- ---------------------
Net change in asset value                                          0.14                     0.25                          -
                                                           -------------------------- ----------------------- ---------------------
Net Asset Value, End of Period                                  $ 10.39                  $ 10.25                     $ 10.00
                                                           ========================== ======================= =====================
TOTAL RETURN (EXCLUDES SALES CHARGE)                               8.28%                    8.66%                       4.12%(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                               $ 2,624                  $ 95                       $ 38,815
Ratio of expenses to average net assets                            1.24%                    0.87%                       1.13%(c)
Ratio of net investment income to average net assets               5.07%                    5.74%                       5.37%(c)
Ratio of expenses to average net assets*                           1.24%                    1.12%                       1.32%(c)
PORTFOLIO TURNOVER**                                                 42%                      56%                         65%
--------------------

* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.

** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM
APRIL 1, 1996 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1996. (b) NOT
ANNUALIZED. (c) ANNUALIZED.

INCOME FUND

FINANCIAL HIGHLIGHTS, CLASS B SHARES

                                                                  PERIOD ENDED
                                                                   DECEMBER 31,
                                                                    1998 (A)
                                                              -----------------
Net Asset Value, Beginning of Period                                 $10.32
                                                              -----------------
Investment Activities
  Net investment income                                                0.43
  Net realized and unrealized gains (losses) from investments          0.21
                                                              -----------------
  Total from Investment Activities                                     0.64
                                                              -----------------
Distributions
  Net investment income                                               (0.43)
  Net realized gains                                                  (0.14)
  In excess of net realized gains                                     (0.01)
                                                              -----------------
  Total Distributions                                                 (0.58)
                                                              -----------------
Net change in net asset value                                          0.06
                                                              -----------------
Net Asset Value, End of Period                                       $10.38
                                                              =================
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)                              6.30%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                    $1,241
Ratio of expenses to average net assets                                1.98%(c)
Ratio of net investment income to average net assets                   4.29%(c)
PORTFOLIO TURNOVER*                                                      42%
-------------------------------

* PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM FEBRUARY 4, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

INCOME FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                                                YEAR ENDED      PERIOD ENDED
                                                                                DECEMBER 31,     DECEMBER 31,
                                                                                 1998              1997 (a)
                                                                               --------------   ---------------
Net Asset Value, Beginning of Period                                            $  10.25         $  10.16
                                                                               --------------   ---------------
Investment Activities
  Net investment income                                                              0.56            0.16
  Net realized and unrealized gains (losses) from investments                        0.29            0.09
                                                                               ---------------   ---------------
  Total from Investment Activities                                                   0.85            0.25
                                                                               ----------------  ---------------
Distributions
  Net investment income                                                             (0.56)          (0.16)
  Net realized gains                                                                (0.14)             -
  In excess of net realized gains                                                   (0.01)             -
                                                                               -----------------  ---------------
  Total Distributions                                                               (0.71)          (0.16)
                                                                               ------------------ ---------------
  Net change in asset value                                                          0.14            0.09
                                                                               ------------------ ---------------
  Net Asset Value, End of Period                                                $   10.39         $ 10.25
                                                                               ================== ===============
TOTAL RETURN                                                                         8.55%           2.45% (b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                               $  78,105         $71,991
Ratio of expenses to average net assets                                              0.97%           0.60% (c)
Ratio of net investment income to average net assets                                 5.41%           6.28% (c)
Ratio of expenses to average net assets*                                             0.98%           0.92% (c)
PORTFOLIO TURNOVER**                                                                   42%             56%
--------------------

* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
FEE REDUCTION HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.

** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM
OCTOBER 3, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997. (b) NOT
ANNUALIZED. (c) ANNUALIZED

GOVERNMENT INCOME FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES

                                              PERIOD           YEAR          YEAR            YEAR          YEAR         YEAR
                                               ENDED           ENDED         ENDED           ENDED         ENDED        ENDED
                                             DECEMBER 31,    FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28, FEBRUARY 28,
                                              1998(A)          1998           1997             1996          1995        1994
                                           --------------    -------------  ------------   ------------   ------------- -----------
Net Asset Value, Beginning of Period        $  10.07         $  9.69        $  9.87         $ 9.47         $  9.90       $ 10.25
                                           --------------    -------------  ------------   -------------  ------------- -----------
Investment Activities                           0.45            0.55           0.57           0.58            0.54          0.55
  Net investment income
  Net realized and unrealized
gains (losses) from investments                 0.31            0.38          (0.18)          0.41           (0.44)        (0.09)
                                            -------------    -------------   ------------   ------------   ------------  ----------
  Total from Investment Activities              0.76            0.93           0.39           0.99            0.10          0.46
                                            -------------    -------------   ------------   ------------   ------------   ---------
Distributions
  Net investment income                        (0.45)          (0.55)         (0.57)         (0.59)          (0.53)        (0.55)
  Net realized gains                              -              -              -              -                           (0.25)
  In excess of net realized gains                 -              -              -              -               -           (0.01)
                                            -------------    -------------   ------------    ------------   ------------   --------
Total Distributions                            (0.45)          (0.55)         (0.57)         (0.59)          (0.53)        (0.81)
                                            -------------    -------------   ------------    ------------   -------------  ---------
Net change in asset value                       0.31            0.38          (0.18)          0.40           (0.43)        (0.35)
                                           --------------   -------------   ------------    ------------   -------------  ---------
Net Asset Value, End of Period             $   10.38       $   10.07        $  9.69         $ 9.87          $ 9.47        $ 9.90
                                           ==============  ==============   ============    ============   =============  =========
TOTAL RETURN (EXCLUDES SALES CHARGE)            7.69%(b)        9.90%          4.07%         10.70%           1.20%         4.55%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)          $   1,486       $ 270,404      $ 249,618      $ 184,226       $ 168,313     $ 118,695
Ratio of expenses to average net assets         0.91%(c)        0.80%          0.70%          0.72%           0.68%         0.70%
Ratio of net investment income to
 average net assets                             5.28%           5.62%          5.82%          5.96%           5.79%         5.34%
Ratio of expenses to average net assets*         (d)            0.86%          0.80%          0.82%           0.83%         0.89%
PORTFOLIO TURNOVER**                              20%             25%             7%            87%             31%           49%
----------

* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.

** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM
MARCH 1, 1998 THROUGH DECEMBER 31, 1998. IN CONNECTION WITH ITS REORGANIZATION,
THE FUND CHANGED ITS FISCAL YEAR END TO DECEMBER 31. (b) NOT ANNUALIZED.
(c) ANNUALIZED (d) THERE WERE NO FEE REDUCTIONS IN THIS PERIOD.

GOVERNMENT INCOME FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                                  PERIOD ENDED
                                                                  DECEMBER 31,
                                                                    1998 (a)
                                                                ---------------

Net Asset Value, Beginning of Period                                 $ 10.42
                                                                ---------------
Investment Activities
  Net investment income                                                 0.03
  Net realized and unrealized gains (losses) from investments          (0.06)
                                                                ---------------
  Total from Investment Activities                                     (0.03)
                                                                ---------------
Distributions
  Net investment income                                                (0.03)
                                                                ---------------
   Total Distributions                                                 (0.03)
                                                                ---------------
Net change in asset value                                             (0.06)
                                                                ---------------
Net Asset Value, End of Period                                   $    10.36
                                                                ===============


TOTAL RETURN                                                          (0.33)%(b)

RATIOS/SUPPLEMENTARY DATA:

Net Assets at end of period (000)                                $  293,944
Ratio of expenses to average net assets                                0.88%(c)
Ratio of net investment income to average net assets                   5.07%(c)
PORTFOLIO TURNOVER*                                                      20%

--------------------------------

* PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM DECEMBER 14, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

LIMITED TERM INCOME FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES


                                                    YEAR             YEAR           YEAR           YEAR           PERIOD
                                                   ENDED             ENDED          ENDED          ENDED          ENDED
                                                 DECEMBER 31,       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                    1998               1997            1996           1995        1994 (a)
                                               ---------------    --------------  -------------  ------------- --------------
Net Asset Value, Beginning of Period            $  9.99              $9.96           $10.13        $ 9.66        $ 10.00
                                               ---------------    --------------  -------------  ------------- --------------
Investment Activities
  Net investment income                            0.52               0.59             0.58          0.59         0.38
  Net realized and unrealized gains
  (losses) from investments                        0.11               0.04            (0.16)         0.47        (0.34)
                                               ---------------    --------------  -------------- ------------- --------------
  Total from Investment Activities                 0.63               0.63             0.42          1.06         0.04
                                               ---------------    --------------  -------------- ------------- --------------
Distributions
  Net investment income                           (0.52)             (0.59)           (0.58)        (0.59)       (0.38)
  Net realized gains                              (0.04)             (0.01)           (0.01)           -            -
  In excess of net realized gains                 (0.01)                -               -              -            -
                                             ---------------      --------------  -------------- ------------- --------------
  Total Distributions                             (0.57)             (0.60)           (0.59)        (0.59)       (0.38)
                                             ---------------      --------------  -------------- ------------- --------------
Net change in asset value                          0.06               0.03            (0.17)         0.47        (0.34)
                                             ---------------      --------------  -------------- ------------- --------------
Net Asset Value, End of Period                  $ 10.05              $9.99            $9.96       $ 10.13       $ 9.66
                                             ===============      ==============  ============== ============= ==============
TOTAL RETURN (EXCLUDES SALES CHARGE)               6.48%              6.47%            4.28%        11.20%        0.42%(b)
RATIOS/SUPPLEMENTARY DATA:

Net Assets at end of period (000)              $  7,484            $ 5,894         $ 98,197     $ 103,382     $ 93,189
Ratio of expenses to average net assets            1.19%              0.83%            0.83%         0.87%        0.83%(c)
Ratio of net investment income to average
 net assets                                        5.17%              5.92%            5.84%         5.89%        5.27%(c)
Ratio of expenses to average net assets*           1.20%              1.09%            1.08%         1.12%        1.28%(c)
PORTFOLIO TURNOVER**                                 41%                45%              51%           28%           6%

--------------------


* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.

** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM
MARCH 28, 1994 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1994. (b) NOT
ANNUALIZED. () ANNUALIZED.

LIMITED TERM INCOME FUND

FINANCIAL HIGHLIGHTS, CLASS B SHARES


                                                                   PERIOD ENDED
                                                                    DECEMBER 31,
                                                                    1998 (a)
                                                                 ---------------
Net Asset Value, Beginning of Period                                $ 10.03
                                                                 -------------
Investment Activities
  Net investment income                                                 0.41
  Net realized and unrealized gains (losses) from investments           0.06
                                                                 -------------
  Total from Investment Activities                                      0.47
                                                                 -------------
Distributions
  Net investment income                                                (0.41)
  Net realized gains                                                   (0.04)
  In excess of net realized gains                                      (0.01)
                                                                 -------------
  Total Distributions                                                  (0.46)
                                                                 -------------
Net change in net asset value                                           0.01
                                                                 -------------
Net Asset Value, End of Period                                     $   10.04
                                                                 =============
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)                               4.76%(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                  $     601
Ratio of expenses to average net assets                                 1.94%(c)
Ratio of net investment income to average net assets                    4.33%(c)
PORTFOLIO TURNOVER*                                                       41%
--------------------------

* PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM FEBRUARY 4, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

LIMITED TERM INCOME FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                       YEAR ENDED          PERIOD ENDED
                                                      DECEMBER 31,          DECEMBER 31,
                                                         1998                 1997(A)
                                               ------------------------   -----------------
Net Asset Value, Beginning of Period                    $9.98                 $10.00
                                               -------------------------  -----------------
Investment Activities
  Net investment income                                  0.54                   0.15
  Net realized and unrealized gains                      0.13                  (0.01)
   (losses) from investments                   -------------------------   -----------------
  Total from Investment Activities                       0.67                   0.14
                                               -------------------------   -----------------
Distributions
  Net investment income                                 (0.55)                 (0.15)
  Net realized gains                                    (0.04)                 (0.01)
  In excess of net realized gains                       (0.01)                   -
                                               -------------------------   -----------------
  Total Distributions                                   (0.60)                 (0.16)
                                               -------------------------   -----------------
Net change in asset value                                0.07                  (0.02)
                                               -------------------------   -----------------
Net Asset Value, End of Period                         $10.05                  $9.98
                                               =========================   =================
TOTAL RETURN                                             6.86%                  1.36%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (ooo)                    $ 85,425               $ 84,886
Ratio of expenses to average net assets                  0.94%                  0.56%(c)
Ratio of net investment income to average net assets     5.43%                  6.08%(c)
Ratio of expenses to average net assets*                 0.95%                  0.87%(c)
PORTFOLIO TURNOVER**                                       41%                    45%
-------------------

* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM
OCTOBER 3, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997. (b) NOT
ANNUALIZED. (c) ANNUALIZED.

LIMITED TERM U.S. GOVERNMENT FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES

                                                                         YEAR ENDED         PERIOD ENDED
                                                                         DECEMBER 31,        DECEMBER 31,
                                                                            1998               1997 (a)
                                                                    --------------------  ------------------
Net Asset Value, Beginning of Period                                     $  10.12            $  10.00
                                                                    -------------------- -------------------
Investment Activities
  Net investment income                                                      0.53                0.42
  Net realized and unrealized gains (losses) from investments                0.14                0.12
                                                                    -------------------- -------------------
  Total from Investment Activities                                           0.67                0.54
                                                                    -------------------- -------------------
Distributions
  Net investment income                                                     (0.53)              (0.42)
  Net realized gains                                                        (0.01)                -
                                                                    -------------------- -------------------
  Total Distributions                                                       (0.54)              (0.42)
                                                                    -------------------- -------------------
Net change in asset value                                                    0.13                0.12
                                                                    -------------------- -------------------
Net Asset Value, End of Period                                        $     10.25            $  10.12
                                                                    ==================== ===================
TOTAL RETURN (EXCLUDES SALES CHARGE)                                         6.69%               5.54%(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                     $     2,437           $  20,103
Ratio of expenses to average net assets                                      1.02%               1.00%(c)
Ratio of net investment income to average net assets                         5.16%               5.34%(c)
Ratio of expenses to average net assets*                                     1.54%               1.62%(c)
PORTFOLIO TURNOVER**                                                           86%                 52%
------------------


* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.

** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM
FEBRUARY 28, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997. (b)
NOT ANNUALIZED. (c) ANNUALIZED.

LIMITED TERM U.S. GOVERNMENT FUND

FINANCIAL HIGHLIGHTS, CLASS B SHARES

                                                                   PERIOD ENDED
                                                                   DECEMBER 31,
                                                                     1998 (a)
                                                                ---------------
Net Asset Value, Beginning of Period                              $ 10.12
                                                                ---------------
Investment Activities
  Net investment income                                              0.35
  Net realized and unrealized gains (losses) from investments        0.15
                                                                ---------------
  Total from Investment Activities                                   0.50
                                                                ---------------
Distributions
  Net investment income                                             (0.35)
  Net realized gains                                                (0.01)
                                                                ---------------
  Total Distributions                                               (0.36)
                                                                ---------------
Net change in net asset value                                        0.14
                                                                ---------------
Net Asset Value, End of Period                                    $ 10.26
                                                                ===============
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)                            4.98% (b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                $    430
Ratio of expenses to average net assets                              1.97% (c)
Ratio of net investment income to average net assets                 4.01% (c)
Ratio of expenses to average net assets*                             2.24% (c)
PORTFOLIO TURNOVER**                                                   86%
------------------------------
* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM MARCH 3, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

LIMITED TERM U.S. GOVERNMENT FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES


                                                          PERIOD ENDED
                                                          DECEMBER 31,
                                                            1998 (A)
                                                        -------------------
Net Asset Value, Beginning of Period                    $     10.29
                                                        -------------------
Investment Activities
  Net investment income                                        0.03
  Net realized and unrealized gains (losses)
     from investments                                         (0.04)
                                                        -------------------
Total from Investment Activities                              (0.01)
                                                        -------------------
Distributions
  Net Investment income                                       (0.03)
                                                        -------------------
  Total Distributions                                         (0.03)
                                                        -------------------
Net change in asset value                                     (0.04)
                                                        -------------------
Net Asset Value, End of Period                          $     10.25
                                                        ===================
TOTAL RETURN                                                  (0.14)%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                       $    46,344
Ratio of expenses to average net assets                        0.69%(c)
Ratio of net investment income to average net
  assets                                                       5.29%(c)
Ratio of expenses to average net assets*                       0.96%(c)
PORTFOLIO TURNOVER**                                             86%


* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM DECEMBER 14, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

TENNESSEE TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES


                                                 YEAR ENDED     YEAR ENDED       YEAR ENDED       YEAR ENDED       PERIOD ENDED
                                                  DECEMBER       DECEMBER         DECEMBER         DECEMBER          DECEMBER
                                                     31,           31,               31,              31,               31,
                                                    1998          1997              1996             1995              1994(A)
                                              ---------------  --------------  ---------------  --------------    ----------------
Net Asset Value, Beginning of Period           $   10.18       $    9.90       $     10.19      $    9.40         $    10.00
                                              ---------------  --------------  ---------------  --------------    ----------------
Investment Activities
  Net investment income                             0.35            0.44              0.42           0.45               0.34
  Net realized and unrealized gains
    (losses) from investments                       0.08            0.25             (0.29)          0.79              (0.60)
                                              ---------------  --------------  ---------------  --------------    ----------------
  Total from Investment Activities                  0.43            0.69              0.13           1.24              (0.26)
                                              ---------------  --------------  ---------------  --------------    ----------------
Distributions
  Net investment income                            (0.35)          (0.41)            (0.42)         (0.45)             (0.34)
  Net realized gains                               (0.07)            -                 -              -                  -
Total Distributions                                (0.42)          (0.41)            (0.42)         (0.45)             (0.34)
                                              ---------------  --------------  ---------------  --------------    ----------------
Net change in asset value                           0.01            0.28             (0.29)          0.79              (0.60)
                                              ---------------  --------------  ---------------  --------------    ----------------
Net Asset Value, End of Period                $    10.19       $   10.18       $      9.90      $   10.19         $     9.40
                                              ===============  ==============  ===============  ==============    ================
TOTAL RETURN (EXCLUDES SALES CHARGE)                4.25%           7.13%             1.39%         13.40%              2.63%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)             $    2,919       $   1,669       $    88,084      $  94,143         $   86,127
Ratio of expenses to average net assets             1.20%           0.84%             0.86%          0.87%              0.82%(c)
Ratio of net investment income to
 average net assets                                 3.37%           4.13%             4.29%          4.52%              4.61%(c)
Ratio of expenses to average net assets*            1.20%           1.09%             1.11%          1.12%              1.18%(c)
PORTFOLIO TURNOVER**                                 155%            253%              219%           188%              0.41%
--------------------
* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED.  IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE  BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM
MARCH 28, 1994 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1994. (b) NOT
ANNUALIZED. (c) ANNUALIZED.

TENNESSEE TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS, CLASS B SHARES

                                                            PERIOD ENDED
                                                             DECEMBER 31,
                                                               1998 (A)
                                                         --------------------
Net Asset Value, Beginning of Period                     $     10.22
                                                         --------------------
Investment Activities
  Net investment income                                         0.26
  Net realized and unrealized gains (losses)
     from investments                                           0.06
                                                         --------------------
  Total from Investment Activities                              0.32
                                                         --------------------
Distributions
  Net Investment income                                        (0.26)
  Net realized gains                                           (0.07)
                                                         --------------------
  Total Distributions                                          (0.33)
                                                         --------------------
Net change in asset value                                      (0.01)
                                                         --------------------
Net Asset Value, End of Period                           $     10.21
                                                         ====================
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)                       3.17%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                        $     1,397
Ratio of expenses to average net assets                         1.95%(c)
Ratio of net investment income to average net assets            2.50%(c)
PORTFOLIO TURNOVER*                                              155%

* PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM FEBRUARY 24, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

TENNESSEE TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                             YEAR ENDED                     PERIOD ENDED
                                                            DECEMBER 31,                    DECEMBER 31,
                                                              1998                            1997 (A)
                                                       -----------------------         ----------------------
Net Asset Value, Beginning of Period                    $      10.18                    $      10.05
                                                       -----------------------         ----------------------
Investment Activities
  Net investment income                                         0.37                            0.10
  Net realized and unrealized gains (losses)
       from investments                                         0.08                            0.13
                                                       -----------------------         ----------------------
  Total from Investment Activities                              0.45                            0.23
                                                       -----------------------         ----------------------
Distributions
  Net Investment income                                        (0.37)                          (0.10)
  Net realized gains                                           (0.07)                            -
                                                       -----------------------         ----------------------
  Total Distributions                                          (0.44)                          (0.10)
                                                       -----------------------         ----------------------
Net change in asset value                                       0.01                            0.13
                                                       -----------------------         ----------------------
Net Asset Value, End of Period                          $      10.19                    $      10.18
                                                       =======================         ======================
TOTAL RETURN                                                    4.52%                           2.35%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                       $      91,687                   $    100,742
Ratio of expenses to average net assets                          0.95%                          0.56%(c)
Ratio of net investment income to average net
    assets                                                       3.65%                          4.22%(c)
Ratio of expenses to average net assets*                         0.95%                          0.87%(c)
PORTFOLIO TURNOVER**                                              155%                           253%
---------------------------
* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED.  IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED,  THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE  CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM
OCTOBER 3, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997. (b) NOT
ANNUALIZED. (c) ANNUALIZED.


MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES



                                              PERIOD            YEAR          YEAR          YEAR          YEAR           YEAR
                                               ENDED            ENDED         ENDED         ENDED        ENDED          ENDED
                                             DECEMBER         FEBRUARY      FEBRUARY      FEBRUARY      FEBRUARY       FEBRUARY
                                                31,              28,           28,           28,           28,           28,
                                               1998(A)         1998          1997          1996          1995           1994
                                          ---------------   ------------- ------------- ------------- -------------- -------------
Net Asset Value, Beginning of Period      $   10.89         $   10.59     $   10.66     $   10.15     $   10.57      $   10.51
                                          ---------------   ------------- ------------- ------------- -------------- -------------
Investment Activities
  Net investment income                        0.34              0.47          0.49          0.49          0.49           0.48
  Net realized and unrealized gains
   (losses) from investments                   0.14              0.32         (0.07)         0.50         (0.43)          0.08
                                          ---------------   ------------- ------------- ------------- -------------- -------------
  Total from Investment Activities             0.48              0.79          0.42          0.99          0.06           0.56
                                          ---------------   ------------- ------------- ------------- -------------- -------------
Distributions
  Net investment income                       (0.39)            (0.47)        (0.48)        (0.48)        (0.48)         (0.49)
  Net realized gains                          (0.02)            (0.02)        (0.01)          -             -            (0.01)
                                          ---------------   ------------- ------------- ------------- -------------- -------------
  Total Distributions                         (0.41)            (0.49)        (0.49)        (0.48)        (0.48)         (0.50)
                                          ---------------   ------------- ------------- ------------- -------------- -------------
Net change in asset value                      0.07              0.30         (0.07)         0.51         (0.42)          0.06
                                          ---------------   ------------- ------------- ------------- -------------- -------------
Net Asset Value, End of Period                10.96             10.89         10.59         10.66         10.15          10.57
                                          ===============   ============= ============= ============= ============== =============
TOTAL RETURN (EXCLUDES SALES CHARGE)           4.41%(b)          7.70%         4.12%         9.96%         0.81%          5.34%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)         $   1,980         $  48,579     $  46,928     $  44,578     $  41,542      $  34,435
Ratio of expenses to average net assets        0.91%(c)          0.76%         0.70%         0.70%         0.75%          0.74%
Ratio of net investment income to
  average net assets                           4.08%(c)          4.40%         4.69%         4.65%         4.93%          4.60%
Ratio of expenses to average net assets*       1.21%(c)          1.07%         1.16%         1.17%         1.16%          1.41%
PORTFOLIO TURNOVER**                              3%                6%            9%           20%            9%             9%
------------------------
* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED.  IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM
MARCH 1, 1998 THROUGH DECEMBER 31, 1998. IN CONNECTION WITH ITS REORGANIZATION,
THE FUND CHANGED ITS FISCAL YEAR END TO DECEMBER 31. (b) NOT ANNUALIZED.
(c) ANNUALIZED



MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES


                                                             PERIOD ENDED
                                                             DECEMBER 31,
                                                               1998 (a)
                                                          -------------------
Net Asset Value, Beginning of Period                      $     11.01
                                                          -------------------
Investment Activities
  Net investment income                                          0.02
  Net realized and unrealized gains (losses)
     from investments                                           (0.05)
                                                          -------------------
  Total from Investment Activities                              (0.03)
                                                          -------------------
Distributions
  Net Investment income                                         (0.02)
                                                          -------------------
  Total Distributions                                           (0.02)
                                                          -------------------
Net change in asset value                                       (0.05)
                                                          -------------------
Net Asset Value, End of Period                            $     10.96
                                                          ===================
TOTAL RETURN                                                    (0.25)%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                         $    54,578
Ratio of expenses to average net assets                          0.90%(c)
Ratio of net investment income to average net assets             4.12%(c)
Ratio of expenses to average net assets*                         1.24%(c)
PORTFOLIO TURNOVER**                                                3%

------------------------------

* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM DECEMBER 14, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

LIMITED TERM TENNESSEE TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES

                                                                YEAR ENDED                     PERIOD ENDED
                                                               DECEMBER 31,                    DECEMBER 31,
                                                                 1998 (a)                         1997 (a)
                                                       ---------------------------    ---------------------------
Net Asset Value, Beginning of Period                    $        10.13                 $         10.00
                                                       ---------------------------    ---------------------------
Investment Activities
  Net investment income                                           0.32                            0.29
  Net realized and unrealized gains (losses)
       from investments                                           0.06                            0.13
                                                       ---------------------------    ---------------------------
  Total from Investment Activities                                0.38                            0.42
                                                       ---------------------------    ---------------------------
Distributions
  Net Investment income                                          (0.32)                          (0.29)
  Net realized gains                                             (0.08)                            -
                                                       ---------------------------    ---------------------------
  Total Distributions                                            (0.40)                          (0.29)
                                                       ---------------------------    ---------------------------
Net change in asset value                                        (0.02)                           0.13
                                                       ---------------------------    ---------------------------
Net Asset Value, End of Period                           $       10.11                 $         10.13
                                                       ===========================    ===========================
TOTAL RETURN (EXCLUDES SALES CHARGE)                              3.76%                           4.26% (b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                        $      19,439                  $        22,893
Ratio of expenses to average net assets                           1.05%                            0.98% (c)
Ratio of net investment income to average net
  assets                                                          3.11%                            3.48% (c)
Ratio of expenses to average net assets*                          1.52%                            1.52% (c)
PORTFOLIO TURNOVER**                                               189%                             179%
-----------------------------
* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT
DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM
FEBRUARY 28, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997. (b)
NOT ANNUALIZED. (c) ANNUALIZED.

LIMITED TERM TENNESSEE TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS, CLASS B SHARES

                                                            PERIOD ENDED
                                                            DECEMBER 31,
                                                              1998 (a)
                                                        --------------------
Net Asset Value, Beginning of Period                    $      10.18
                                                        --------------------
Investment Activities
  Net investment income                                         0.20
                                                        --------------------
  Total from Investment Activities                              0.20
                                                        --------------------
Distributions
  Net Investment income                                        (0.20)
  Net realized gains                                           (0.08)
                                                        --------------------
  Total Distributions                                          (0.28)
                                                        --------------------
Net change in asset value                                      (0.08)
                                                        --------------------
Net Asset Value, End of Period                          $      10.10
                                                        ====================
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)                       1.94%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                       $        732
Ratio of expenses to average net assets                         2.05%(c)
Ratio of net investment income to average net assets            2.02%(c)
Ratio of expenses to average net assets*                        2.27%(c)
PORTFOLIO TURNOVER**                                             189%
---------------------------
* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. (a) FOR THE PERIOD FROM FEBRUARY 3, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998. (b) NOT ANNUALIZED. (c) ANNUALIZED.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS): The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.


--------------------------------------------------------------------------------
YOU CAN GET FREE COPIES OF REPORTS AND THE SAI, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CONTACTING THE FUNDS AT:

                                    ISG FUNDS
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                            TELEPHONE: 1-800-852-0045

--------------------------------------------------------------------------------

You can review information about the Funds, including the Funds' Reports and SAI, at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:
   o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009, or calling
       1-800-SEC-0330.
   o   Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-06076.